UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:	USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code:	9800 FREDERICKSBURG ROAD
                                                         SAN ANTONIO, TX  78288

Name and address of agent for service:			KRISTEN MILLAN
                                                   USAA MUTUAL FUNDS TRUST
                                                   9800 FREDERICKSBURG ROAD
                                                   SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING MAY 31, 2018



[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA CORNERSTONE AGGRESSIVE FUND]

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        ANNUAL REPORT
        USAA CORNERSTONE AGGRESSIVE FUND
        MAY 31, 2018

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

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PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

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JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

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

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in the European Union. Fears about the future of the European Union drove a
"flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

   Distributions to Shareholders                                             10

   Report of Independent Registered
     Public Accounting Firm                                                  11

   Portfolio of Investments                                                  12

   Notes to Portfolio of Investments                                         37

   Financial Statements                                                      42

   Notes to Financial Statements                                             45

   Financial Highlights                                                      60

EXPENSE EXAMPLE                                                              61

ADVISORY AGREEMENT(S)                                                        63

TRUSTEES' AND OFFICERS' INFORMATION                                          69

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

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

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    WASIF A. LATIF                               ARNOLD J. ESPE, CFA
    LANCE HUMPHREY, CFA

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o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced mixed returns: stocks posted gains, but bonds finished flat to slightly lower. This performance gap largely reflected the divergent effect that improving economic growth had on the two categories. Global economic conditions strengthened in 2017, with a distinct acceleration in growth across the United States, Europe, Japan, and the emerging markets. China, in particular, re-emerged as an important driver of the world economy. The emergence of a synchronized global expansion fed through to corporate results, fueling strength in both revenues and bottom-line earnings. The passage of sweeping tax reform in the United States, highlighted by a reduction in the corporate income tax rate, provided a further boost to the economic outlook in late 2017.

    In combination, these trends led to a steady advance in global equities from the beginning of the reporting period to the end of January 2018. At that time, however, stronger growth began to fuel concerns that the possibility of higher inflation would cause the Federal Reserve and other world central banks to raise interest rates sooner than investors had expected. This worry, together with the prospect of protectionist trade policies in the United States, contributed to uneven stock market performance through the final four months of the reporting period.

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                                           MANAGERS' COMMENTARY ON THE FUND |  1

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    Despite the lower returns for equities from February 2018 onward, the key indexes finished with positive returns thanks to their rally earlier in the reporting period. Developed-and emerging-market international stocks also registered gains but trailed U.S. stocks.

    While the improving outlook for growth provided a boost for stocks, it weighed on the interest-rate sensitive segments of the bond market. High-yield bonds, which benefitted from rising corporate earnings and generally robust investor risk appetites, posted a gain and outperformed investment-grade issues.

o HOW DID THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2018, the Fund had a total return of 8.85%. This compares to a return of 11.84% for the MSCI All-Country World Index and 10.21% for the Cornerstone Aggressive Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund posted a positive absolute return and delivered competitive results compared to its benchmarks, which we view as a validation of our diversified approach.

    The Fund's allocation to stocks was the primary driver of its reporting period return. Consistent with the broader market environment, the

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA CORNERSTONE AGGRESSIVE FUND

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    U.S. portion of the equity portfolio generated the largest gains. Small-
    cap stocks made particularly significant contributions to the gains. The Fund's position in foreign stocks, while not keeping pace with the U.S. market, nonetheless finished in positive territory and contributed to both absolute and relative performance.

    Despite the difficult backdrop for the bond market, the Fund's fixed-income portfolio performed well thanks to our security selection for corporate bonds and an above-average weighting in cash. We continued to have a meaningful position in corporate bonds, as we maintained positions in individual investment-grade and high-yield issues where we saw potential for positive returns. At the same time, we held a large position in longer-term U.S. Treasuries. Although U.S. Treasuries experienced weak returns in the reporting period, we believe the rise in yields reflects an overly optimistic outlook for the economy. Further, we believe U.S. Treasuries can benefit from a potential "flight to safety" if there is additional weakness in global equities.

    An allocation to commodities, while limited, was an additional contributor to performance. Commodity prices increased during the reporting period as the improving world economy led to rising demand.

    Although shifting headlines fueled wide swings in day-to-day returns across most major asset classes in recent months, we maintained a steady approach on the belief that the core, fundamental drivers of market performance are still largely in place. We remain cautious regarding U.S. equities due to valuations that we believe are somewhat elevated, and we think developed-market international equities have better long-term return potential due to their stronger earnings outlook and lower valuations. The emerging markets also continue to offer an attractive longer-term opportunity, even though the asset class remains vulnerable to geopolitical risks. We see the outlook for fixed income as having improved to some extent following the recent increase in yields, but we also think an active,

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    selective, and opportunistic approach is essential. Overall, we believe our emphasis on diversification, together with our long-term approach and focus on asset categories with healthy fundamentals and attractive valuations, is well suited to an environment of elevated volatility.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds (ETFs); (2) futures, options, and other derivatives;
    (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

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4  | USAA CORNERSTONE AGGRESSIVE FUND

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INVESTMENT OVERVIEW

USAA CORNERSTONE AGGRESSIVE FUND (THE FUND)
(Ticker Symbol: UCAGX)

--------------------------------------------------------------------------------
                                             5/31/18                 5/31/17
--------------------------------------------------------------------------------
Net Assets                               $344.8 Million           $283.9 Million
Net Asset Value Per Share                    $12.81                   $12.57

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
   1 YEAR                     5 YEARS                 SINCE INCEPTION 6/08/12
   8.85%                       5.82%                           7.49%

--------------------------------------------------------------------------------
                       EXPENSE RATIOS AS OF 5/31/17*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.43%        AFTER REIMBURSEMENT        1.22%

            (Includes acquired fund fees and expenses of 0.12%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2018. If the total annual operating expense ratio of the Fund is lower than 1.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2017, the base investment management fee was reduced from 0.65% to 0.60% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                                    MSCI                         CORNERSTONE                          USAA
                                ALL-COUNTRY                      AGGRESSIVE                       CORNERSTONE
                                WORLD INDEX                    COMPOSITE INDEX                  AGGRESSIVE FUND
05/31/12                         $10,000.00                       $10,000.00                       $10,000.00
06/30/12                          10,493.89                        10,375.19                        10,330.00
07/31/12                          10,637.55                        10,512.07                        10,390.00
08/31/12                          10,868.84                        10,708.77                        10,610.00
09/30/12                          11,211.17                        10,965.51                        10,850.00
10/31/12                          11,136.45                        10,884.98                        10,810.00
11/30/12                          11,278.85                        10,984.63                        10,870.00
12/31/12                          11,534.33                        11,164.56                        11,071.00
01/31/13                          12,065.70                        11,586.21                        11,400.00
02/28/13                          12,063.82                        11,627.36                        11,328.00
03/31/13                          12,284.39                        11,858.61                        11,502.00
04/30/13                          12,635.33                        12,110.82                        11,656.00
05/31/13                          12,600.66                        12,100.44                        11,605.00
06/30/13                          12,232.36                        11,814.94                        11,276.00
07/31/13                          12,817.95                        12,280.90                        11,698.00
08/31/13                          12,550.90                        12,052.86                        11,472.00
09/30/13                          13,199.17                        12,536.33                        11,821.00
10/31/13                          13,729.68                        12,947.18                        12,211.00
11/30/13                          13,924.12                        13,100.30                        12,345.00
12/31/13                          14,164.33                        13,292.33                        12,510.00
01/31/14                          13,597.75                        12,973.13                        12,155.00
02/28/14                          14,254.63                        13,499.26                        12,625.00
03/31/14                          14,318.01                        13,541.51                        12,645.00
04/30/14                          14,454.31                        13,631.63                        12,739.00
05/31/14                          14,761.74                        13,875.31                        12,938.00
06/30/14                          15,039.67                        14,121.09                        13,188.00
07/31/14                          14,857.27                        13,926.31                        12,990.00
08/31/14                          15,185.48                        14,250.64                        13,219.00
09/30/14                          14,693.04                        13,846.68                        12,812.00
10/31/14                          14,796.48                        14,021.69                        12,896.00
11/30/14                          15,043.97                        14,208.40                        13,052.00
12/31/14                          14,753.68                        14,042.85                        12,856.00
01/31/15                          14,523.01                        13,914.63                        12,758.00
02/28/15                          15,331.53                        14,497.23                        13,290.00
03/31/15                          15,093.97                        14,359.85                        13,106.00
04/30/15                          15,531.92                        14,614.57                        13,344.00
05/31/15                          15,511.65                        14,641.37                        13,410.00
06/30/15                          15,146.48                        14,370.10                        13,116.00
07/31/15                          15,278.01                        14,457.58                        13,192.00
08/31/15                          14,230.68                        13,708.05                        12,454.00
09/30/15                          13,715.12                        13,351.28                        12,074.00
10/31/15                          14,791.55                        14,148.43                        12,769.00
11/30/15                          14,669.41                        14,074.73                        12,682.00
12/31/15                          14,404.86                        13,859.39                        12,415.00
01/31/16                          13,536.09                        13,224.63                        11,805.00
02/29/16                          13,442.98                        13,194.21                        11,727.00
03/31/16                          14,439.21                        14,014.89                        12,393.00
04/30/16                          14,652.35                        14,202.69                        12,537.00
05/31/16                          14,670.82                        14,266.61                        12,570.00
06/30/16                          14,582.01                        14,285.15                        12,603.00
07/31/16                          15,210.40                        14,780.85                        13,014.00
08/31/16                          15,261.58                        14,807.45                        13,014.00
09/30/16                          15,355.08                        14,885.93                        13,092.00
10/31/16                          15,094.44                        14,626.92                        12,881.00
11/30/16                          15,209.15                        14,754.17                        12,914.00
12/31/16                          15,537.71                        15,021.22                        13,117.00
01/31/17                          15,962.58                        15,329.77                        13,376.00
02/28/17                          16,410.38                        15,704.34                        13,646.00
03/31/17                          16,611.09                        15,812.48                        13,781.00
04/30/17                          16,870.00                        16,016.32                        13,961.00
05/31/17                          17,242.53                        16,259.45                        14,153.00
06/30/17                          17,320.93                        16,345.00                        14,220.00
07/31/17                          17,804.96                        16,697.12                        14,502.00
08/31/17                          17,873.19                        16,768.72                        14,535.00
09/30/17                          18,218.49                        17,039.20                        14,772.00
10/31/17                          18,596.81                        17,314.62                        15,008.00
11/30/17                          18,956.82                        17,605.46                        15,233.00
12/31/17                          19,262.45                        17,835.03                        15,465.00
01/31/18                          20,349.13                        18,535.72                        16,030.00
02/28/18                          19,494.53                        17,870.19                        15,404.00
03/31/18                          19,077.24                        17,688.86                        15,320.00
04/30/18                          19,259.40                        17,761.92                        15,356.00
05/31/18                          19,283.42                        17,929.71                        15,404.00

                                   [END CHART]

                       Data from 5/31/12 through 5/31/18.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Cornerstone Aggressive Composite Index are calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Aggressive Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

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6  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Aggressive Fund to the benchmarks listed below. The Manager has developed the Cornerstone Aggressive Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Cornerstone Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (46%), the MSCI ACWI ex USA IMI
   Net (30%), the Bloomberg Barclays U.S. Universal Index (18%), the Bloomberg Commodity Index Total Return (2%), the MSCI U.S. Real Estate Investment Trust
   (REIT) Index Gross (2%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

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                                                        INVESTMENT OVERVIEW |  7

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                         o TOP 10 HOLDINGS* - 05/31/18 o
                                (% of Net Assets)

Schwab Fundamental International Large
  Company Index ETF** ...................................................  6.8%
iShares Core MSCI EAFE ETF** ............................................  5.5%
Vanguard FTSE Developed Markets ETF** ...................................  4.9%
Vanguard Short-Term Corporate Bond ETF** ................................  3.5%
Vanguard S&P 500 ETF** ..................................................  3.4%
Schwab Fundamental Emerging Markets
  Large Company Index ETF** .............................................  3.4%
Vanguard Total Bond Market ETF** ........................................  3.2%
iShares MSCI Canada ETF** ...............................................  2.4%
Vanguard Short-Term Bond ETF** ..........................................  2.1%
U.S. Treasury Note, 1.13%, 2/28/2021 ....................................  2.1%

 *Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

8  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

                         o ASSET ALLOCATION* - 5/31/18 o

                        [PIE CHART OF ASSET ALLOCATION*]

U.S. EQUITY SECURITIES**                                                   36.3%
INTERNATIONAL EQUITY SECURITIES**                                          33.7%
FIXED INCOME EXCHANGE-TRADED FUNDS**                                        9.4%
U.S. TREASURY SECURITIES                                                    8.7%
U.S. GOVERNMENT AGENCY ISSUES                                               4.2%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES**                          2.5%
GLOBAL REAL ESTATE EQUITY SECURITIES**                                      1.9%
MONEY MARKET INSTRUMENTS                                                    1.6%
CORPORATE OBLIGATIONS                                                       0.9%
ASSET-BACKED SECURITIES                                                     0.3%
COMMERCIAL MORTGAGE SECURITIES                                              0.2%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.1%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                                 [END PIE CHART]

 *Does not include futures and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

         DIVIDEND RECEIVED               LONG-TERM
        DEDUCTION (CORPORATE           CAPITAL GAIN          QUALIFIED INTEREST
          SHAREHOLDERS)(1)            DISTRIBUTIONS(2)             INCOME
        -----------------------------------------------------------------------
               16.37%                   $11,489,000               $748,000
        -----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE AGGRESSIVE FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Aggressive Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
July 24, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             U.S. EQUITY SECURITIES (36.3%)

             COMMON STOCKS (28.9%)

             CONSUMER DISCRETIONARY (3.7%)
             -----------------------------
             APPAREL RETAIL (0.2%)
     2,850   Buckle, Inc.                                                                            $     72
     1,840   Foot Locker, Inc.                                                                             99
    15,300   Gap, Inc.                                                                                    428
                                                                                                     --------
                                                                                                          599
                                                                                                     --------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.3%)
     8,530   Michael Kors Holdings Ltd.(a)                                                                489
     1,280   Oxford Industries, Inc.                                                                      106
     7,330   VF Corp.                                                                                     595
                                                                                                     --------
                                                                                                        1,190
                                                                                                     --------
             AUTO PARTS & EQUIPMENT (0.2%)
     3,620   Aptiv plc                                                                                    353
       790   Cooper-Standard Holdings, Inc.(a)                                                             98
     1,770   Tenneco, Inc.                                                                                 78
                                                                                                     --------
                                                                                                          529
                                                                                                     --------
             AUTOMOBILE MANUFACTURERS (0.1%)
    30,010   Ford Motor Co.                                                                               347
                                                                                                     --------
             AUTOMOTIVE RETAIL (0.2%)
       940   Asbury Automotive Group, Inc.(a)                                                              65
     9,410   AutoNation, Inc.(a)                                                                          430
       870   Group 1 Automotive, Inc.                                                                      61
                                                                                                     --------
                                                                                                          556
                                                                                                     --------
             BROADCASTING (0.2%)
    17,530   Discovery, Inc.(a)                                                                           347
    11,090   Entravision Communications Corp. "A"                                                          44
     5,140   Gray Television, Inc.(a)                                                                      57
     6,220   TEGNA, Inc.                                                                                   64
                                                                                                     --------
                                                                                                          512
                                                                                                     --------
             CABLE & SATELLITE (0.2%)
    19,170   Comcast Corp.                                                                                598
                                                                                                     --------

================================================================================

12  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             COMPUTER & ELECTRONICS RETAIL (0.1%)
     6,480   Best Buy Co., Inc.                                                                      $    443
     4,110   GameStop Corp. "A"                                                                            54
                                                                                                     --------
                                                                                                          497
                                                                                                     --------
             DEPARTMENT STORES (0.3%)
     8,880   Kohl's Corp.                                                                                 593
    17,260   Macy's, Inc.                                                                                 602
                                                                                                     --------
                                                                                                        1,195
                                                                                                     --------
             EDUCATION SERVICES (0.1%)
     1,400   Capella Education Co.                                                                        133
     1,380   Grand Canyon Education, Inc.(a)                                                              153
                                                                                                     --------
                                                                                                          286
                                                                                                     --------
             GENERAL MERCHANDISE STORES (0.2%)
     1,290   Big Lots, Inc.                                                                                53
     6,600   Target Corp.                                                                                 481
                                                                                                     --------
                                                                                                          534
                                                                                                     --------
             HOME FURNISHINGS (0.1%)
     3,930   Ethan Allen Interiors, Inc.                                                                   92
     3,540   La-Z-Boy, Inc.                                                                               111
                                                                                                     --------
                                                                                                          203
                                                                                                     --------
             HOME IMPROVEMENT RETAIL (0.3%)
     4,610   Home Depot, Inc.                                                                             860
     3,040   Lowe's Companies, Inc.                                                                       289
                                                                                                     --------
                                                                                                        1,149
                                                                                                     --------
             HOMEFURNISHING RETAIL (0.0%)
     1,470   Williams-Sonoma, Inc.                                                                         81
                                                                                                     --------
             HOTELS, RESORTS & CRUISE LINES (0.4%)
     4,780   Carnival Corp.                                                                               297
     4,940   Hilton Worldwide Holdings, Inc.                                                              399
     2,260   Marriott International, Inc. "A"                                                             306
     2,240   Royal Caribbean Cruises Ltd.                                                                 235
     2,610   Wyndham Worldwide Corp.                                                                      283
                                                                                                     --------
                                                                                                        1,520
                                                                                                     --------
             INTERNET & DIRECT MARKETING RETAIL (0.4%)
       580   Amazon.com, Inc.(a)                                                                          945
       180   Booking Holdings, Inc.(a)                                                                    380
                                                                                                     --------
                                                                                                        1,325
                                                                                                     --------
             LEISURE PRODUCTS (0.0%)
     2,000   Sturm Ruger & Co., Inc.                                                                      122
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             MOVIES & ENTERTAINMENT (0.1%)
     3,740   Walt Disney Co.                                                                         $    372
                                                                                                     --------
             PUBLISHING (0.0%)
     1,520   Meredith Corp.                                                                                77
                                                                                                     --------
             RESTAURANTS (0.3%)
     5,690   Bloomin' Brands, Inc.                                                                        121
     2,620   Cheesecake Factory, Inc.                                                                     136
     8,880   Del Taco Restaurants, Inc.(a)                                                                107
     3,060   McDonald's Corp.                                                                             489
     4,560   Sonic Corp.                                                                                  111
                                                                                                     --------
                                                                                                          964
                                                                                                     --------
             SPECIALTY STORES (0.0%)
     2,450   Hibbett Sports, Inc.(a)                                                                       65
     1,440   Signet Jewelers Ltd.                                                                          62
                                                                                                     --------
                                                                                                          127
                                                                                                     --------
             TIRES & RUBBER (0.0%)
     2,840   Cooper Tire & Rubber Co.                                                                      73
                                                                                                     --------
             Total Consumer Discretionary                                                              12,856
                                                                                                     --------
             CONSUMER STAPLES (2.1%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.2%)
     8,830   Archer-Daniels-Midland Co.                                                                   386
     3,060   Ingredion, Inc.                                                                              341
                                                                                                     --------
                                                                                                          727
                                                                                                     --------
             BREWERS (0.1%)
     5,290   Molson Coors Brewing Co.                                                                     326
                                                                                                     --------
             DISTILLERS & VINTNERS (0.2%)
     6,850   Brown-Forman Corp. "B"                                                                       387
     1,190   Constellation Brands, Inc. "A"                                                               266
                                                                                                     --------
                                                                                                          653
                                                                                                     --------
             DRUG RETAIL (0.1%)
     5,960   Walgreens Boots Alliance, Inc.                                                               372
                                                                                                     --------
             FOOD DISTRIBUTORS (0.1%)
     6,860   Sysco Corp.                                                                                  446
                                                                                                     --------
             FOOD RETAIL (0.0%)
     4,780   Ingles Markets, Inc.                                                                         137
                                                                                                     --------
             HEALTH CARE SERVICES (0.1%)
     5,570   CVS Health Corp.                                                                             353
                                                                                                     --------

================================================================================

14  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS (0.2%)
     2,040   Kimberly-Clark Corp.                                                                    $    206
     6,880   Procter & Gamble Co.                                                                         503
                                                                                                     --------
                                                                                                          709
                                                                                                     --------
             HYPERMARKETS & SUPER CENTERS (0.2%)
     1,210   Costco Wholesale Corp.                                                                       240
     4,340   Walmart, Inc.                                                                                358
                                                                                                     --------
                                                                                                          598
                                                                                                     --------
             PACKAGED FOODS & MEATS (0.4%)
     5,990   Flowers Foods, Inc.                                                                          122
     8,920   Hostess Brands, Inc.(a)                                                                      121
     3,190   JM Smucker Co.                                                                               343
       910   Sanderson Farms, Inc.                                                                         89
     8,230   Tyson Foods, Inc. "A"                                                                        555
                                                                                                     --------
                                                                                                        1,230
                                                                                                     --------
             PERSONAL PRODUCTS (0.1%)
     1,820   Estee Lauder Companies, Inc. "A"                                                             272
     1,040   Nu Skin Enterprises, Inc. "A"                                                                 85
       750   USANA Health Sciences, Inc.(a)                                                                88
                                                                                                     --------
                                                                                                          445
                                                                                                     --------
             SOFT DRINKS (0.4%)
    16,300   Coca-Cola Co.                                                                                701
     4,220   Monster Beverage Corp.(a)                                                                    216
     2,710   PepsiCo, Inc.                                                                                272
                                                                                                     --------
                                                                                                        1,189
                                                                                                     --------
             Total Consumer Staples                                                                     7,185
                                                                                                     --------
             ENERGY (2.1%)
             -------------
             COAL & CONSUMABLE FUELS (0.0%)
     1,240   Arch Coal, Inc.                                                                              102
                                                                                                     --------
             INTEGRATED OIL & GAS (0.2%)
     4,130   Chevron Corp.                                                                                513
     3,960   Occidental Petroleum Corp.                                                                   334
                                                                                                     --------
                                                                                                          847
                                                                                                     --------
             OIL & GAS EXPLORATION & PRODUCTION (0.5%)
     4,250   ConocoPhillips                                                                               286
    13,830   Devon Energy Corp.                                                                           575
    16,120   Halcon Resources Corp.(a)                                                                     78
    13,500   Laredo Petroleum, Inc.(a)                                                                    125

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
    16,260   Newfield Exploration Co.(a)                                                             $    476
     6,890   SandRidge Energy, Inc.(a)                                                                    100
                                                                                                     --------
                                                                                                        1,640
                                                                                                     --------
             OIL & GAS REFINING & MARKETING (1.4%)
     6,400   Andeavor                                                                                     924
    12,450   HollyFrontier Corp.                                                                          961
    10,420   Marathon Petroleum Corp.                                                                     823
     6,090   Par Pacific Holdings, Inc.(a)                                                                108
     4,110   PBF Energy, Inc. "A"                                                                         194
     6,300   Phillips 66                                                                                  734
     1,310   REX American Resources Corp.(a)                                                              100
     7,770   Valero Energy Corp.                                                                          942
                                                                                                     --------
                                                                                                        4,786
                                                                                                     --------
             Total Energy                                                                               7,375
                                                                                                     --------
             FINANCIALS (4.4%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
     1,530   Affiliated Managers Group, Inc.                                                              244
     3,560   Ameriprise Financial, Inc.                                                                   493
       540   BlackRock, Inc.                                                                              288
     7,470   Eaton Vance Corp.                                                                            402
     4,980   SEI Investments Co.                                                                          318
     2,150   State Street Corp.                                                                           207
     3,500   T. Rowe Price Group, Inc.                                                                    425
     7,210   Waddell & Reed Financial, Inc. "A"                                                           140
                                                                                                     --------
                                                                                                        2,517
                                                                                                     --------
             CONSUMER FINANCE (0.7%)
    17,470   Ally Financial, Inc.                                                                         448
     4,760   American Express Co.                                                                         468
     3,580   Capital One Financial Corp.                                                                  337
       470   Credit Acceptance Corp.(a)                                                                   166
     5,510   Discover Financial Services                                                                  407
     3,510   Encore Capital Group, Inc.(a)                                                                138
     2,800   Nelnet, Inc."A"                                                                              172
     8,784   Synchrony Financial                                                                          304
     1,290   World Acceptance Corp.(a)                                                                    139
                                                                                                     --------
                                                                                                        2,579
                                                                                                     --------
             DIVERSIFIED BANKS (0.6%)
     8,980   Citigroup, Inc.                                                                              599
     8,680   J.P.Morgan Chase & Co.                                                                       929
     7,920   U.S. Bancorp.                                                                                396
                                                                                                     --------
                                                                                                        1,924
                                                                                                     --------

================================================================================

16  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             FINANCIAL EXCHANGES & DATA (0.4%)
     1,930   Cboe Global Markets, Inc.                                                               $    188
     1,370   CME Group, Inc.                                                                              223
     1,400   Moody's Corp.                                                                                239
     2,610   MSCI, Inc.                                                                                   424
     2,180   S&P Global, Inc.                                                                             431
                                                                                                     --------
                                                                                                        1,505
                                                                                                     --------
             INVESTMENT BANKING & BROKERAGE (0.2%)
     4,330   E*TRADE Financial Corp.(a)                                                                   274
     4,090   TD Ameritrade Holding Corp.                                                                  242
                                                                                                     --------
                                                                                                          516
                                                                                                     --------
             LIFE & HEALTH INSURANCE (0.2%)
    12,280   AFLAC, Inc.                                                                                  553
     1,390   Primerica, Inc.                                                                              137
                                                                                                     --------
                                                                                                          690
                                                                                                     --------
             PROPERTY & CASUALTY INSURANCE (0.3%)
     3,020   Employers Holdings, Inc.                                                                     120
     7,540   FNF Group                                                                                    279
     3,090   James River Group Holdings Ltd.                                                              117
     6,900   Progressive Corp.                                                                            428
     4,220   Universal Insurance Holdings, Inc.                                                           150
                                                                                                     --------
                                                                                                        1,094
                                                                                                     --------
             REGIONAL BANKS (0.8%)
     1,520   Bank of Hawaii Corp.                                                                         129
     3,220   BankUnited, Inc.                                                                             136
    14,150   Citizens Financial Group, Inc.                                                               578
     1,340   Cullen/Frost Bankers, Inc.                                                                   153
     4,880   East West Bancorp, Inc.                                                                      339
    17,940   Fifth Third Bancorp                                                                          549
     4,130   First Financial Bancorp                                                                      130
     2,850   Great Western Bancorp, Inc.                                                                  124
     1,370   M&T Bank Corp.                                                                               236
    17,070   Regions Financial Corp.                                                                      311
     5,750   TCF Financial Corp.                                                                          151
                                                                                                     --------
                                                                                                        2,836
                                                                                                     --------
             REINSURANCE (0.2%)
     3,940   Reinsurance Group of America, Inc.                                                           589
                                                                                                     --------
             THRIFTS & MORTGAGE FINANCE (0.3%)
     3,150   BofI Holding, Inc.(a)                                                                        130
     2,740   Essent Group Ltd.(a)                                                                          94
     1,400   Federal Agricultural Mortgage Corp. "C"                                                      131

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
     1,050   Meta Financial Group, Inc.                                                              $    119
     6,670   Nationstar Mortgage Holdings, Inc.(a)                                                        119
     5,530   NMI Holdings, Inc. "A"(a)                                                                     92
     2,330   Walker & Dunlop, Inc.                                                                        131
     3,480   Washington Federal, Inc.                                                                     113
                                                                                                     --------
                                                                                                          929
                                                                                                     --------
             Total Financials                                                                          15,179
                                                                                                     --------
             HEALTH CARE (4.0%)
             ------------------
             BIOTECHNOLOGY (1.0%)
     3,400   AbbVie, Inc.                                                                                 336
     1,630   Alnylam Pharmaceuticals, Inc.(a)                                                             162
     3,050   Amgen, Inc.                                                                                  548
     2,310   Biogen, Inc.(a)                                                                              679
     2,770   Celgene Corp.(a)                                                                             218
     4,660   Concert Pharmaceuticals, Inc.(a)                                                              95
     1,580   Eagle Pharmaceuticals, Inc.(a)                                                               107
     2,170   Emergent BioSolutions, Inc.(a)                                                               112
     4,970   Exelixis, Inc.(a)                                                                            103
     6,230   Gilead Sciences, Inc.                                                                        420
    11,160   MiMedx Group, Inc.(a)                                                                         94
     3,450   Myriad Genetics, Inc.(a)                                                                     126
     4,540   United Therapeutics Corp.(a)                                                                 484
                                                                                                     --------
                                                                                                        3,484
                                                                                                     --------
             HEALTH CARE DISTRIBUTORS (0.3%)
     3,130   AmerisourceBergen Corp.                                                                      257
     6,480   Cardinal Health, Inc.                                                                        337
     3,120   McKesson Corp.                                                                               443
     3,110   Patterson Companies, Inc.                                                                     65
                                                                                                     --------
                                                                                                        1,102
                                                                                                     --------
             HEALTH CARE EQUIPMENT (0.3%)
     6,420   Abbott Laboratories                                                                          395
     1,350   Hill-Rom Holdings, Inc.                                                                      124
       640   Intuitive Surgical, Inc.(a)                                                                  294
     1,250   Masimo Corp.(a)                                                                              124
                                                                                                     --------
                                                                                                          937
                                                                                                     --------
             HEALTH CARE FACILITIES (0.1%)
     2,150   Encompass Health Corp.                                                                       139
     5,560   Select Medical Holdings Corp.(a)                                                             101
     2,330   Universal Health Services, Inc."B"                                                           268
                                                                                                     --------
                                                                                                          508
                                                                                                     --------

================================================================================

18  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             HEALTH CARE SERVICES (0.4%)
     1,730   AMN Healthcare Services, Inc.(a)                                                        $     98
       420   Chemed Corp.                                                                                 137
     5,950   Express Scripts Holding Co.(a)                                                               451
     1,710   Laboratory Corp. of America Holdings(a)                                                      309
     1,930   MEDNAX, Inc.(a)                                                                               88
     3,050   Quest Diagnostics, Inc.                                                                      325
                                                                                                     --------
                                                                                                        1,408
                                                                                                     --------
             HEALTH CARE SUPPLIES (0.2%)
     1,290   Align Technology, Inc.(a)                                                                    428
     5,990   Meridian Bioscience, Inc.                                                                     89
                                                                                                     --------
                                                                                                          517
                                                                                                     --------
             LIFE SCIENCES TOOLS & SERVICES (0.4%)
     6,590   Agilent Technologies, Inc.                                                                   408
     3,770   Bruker Corp.                                                                                 114
     2,090   Cambrex Corp.(a)                                                                              95
       390   Mettler-Toledo International, Inc.(a)                                                        215
     1,510   Thermo Fisher Scientific, Inc.                                                               314
     1,070   Waters Corp.(a)                                                                              206
                                                                                                     --------
                                                                                                        1,352
                                                                                                     --------
             MANAGED HEALTH CARE (0.7%)
     1,740   Aetna, Inc.                                                                                  306
     2,570   Anthem, Inc.                                                                                 569
     2,220   Centene Corp.(a)                                                                             260
     1,450   Cigna Corp.                                                                                  246
     3,160   UnitedHealth Group, Inc.                                                                     763
       680   WellCare Health Plans, Inc.(a)                                                               151
                                                                                                     --------
                                                                                                        2,295
                                                                                                     --------
             PHARMACEUTICALS (0.6%)
     6,990   Corcept Therapeutics, Inc.(a)                                                                129
     6,090   Lannett Co., Inc.(a)                                                                         101
     8,860   Mylan N.V.(a)                                                                                341
    19,130   Pfizer, Inc.                                                                                 688
     2,860   Phibro Animal Health Corp. "A"                                                               129
     3,170   Prestige Brands Holdings, Inc.(a)                                                            106
     2,860   Supernus Pharmaceuticals, Inc.(a)                                                            161
     6,130   Zoetis, Inc.                                                                                 513
                                                                                                     --------
                                                                                                        2,168
                                                                                                     --------
             Total Health Care                                                                         13,771
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             INDUSTRIALS (3.0%)
             ------------------
             AEROSPACE & DEFENSE (0.4%)
     1,690   Boeing Co.                                                                              $    595
     1,440   Huntington Ingalls Industries, Inc.                                                          319
     1,250   Lockheed Martin Corp.                                                                        393
                                                                                                     --------
                                                                                                        1,307
                                                                                                     --------
             AGRICULTURE & FARM MACHINERY (0.1%)
     4,430   AGCO Corp.                                                                                   282
     1,480   Deere & Co.                                                                                  221
                                                                                                     --------
                                                                                                          503
                                                                                                     --------
             AIRLINES (0.1%)
     5,350   Southwest Airlines Co.                                                                       273
                                                                                                     --------
             BUILDING PRODUCTS (0.3%)
     5,340   Fortune Brands Home & Security, Inc.                                                         300
     1,650   Masonite International Corp.(a)                                                              109
     6,320   NCI Building Systems, Inc.(a)                                                                121
     4,920   Owens Corning                                                                                311
     3,570   USG Corp.(a)                                                                                 148
                                                                                                     --------
                                                                                                          989
                                                                                                     --------
             CONSTRUCTION & ENGINEERING (0.1%)
     1,670   EMCOR Group, Inc.                                                                            127
     4,490   Primoris Services Corp.                                                                      117
                                                                                                     --------
                                                                                                          244
                                                                                                     --------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.4%)
     3,360   Allison Transmission Holdings, Inc.                                                          139
     2,140   Caterpillar, Inc.                                                                            325
     2,410   Cummins, Inc.                                                                                343
     2,110   Greenbrier Companies, Inc.                                                                   105
     4,440   Meritor, Inc.(a)                                                                              92
     5,700   PACCAR, Inc.                                                                                 355
     4,620   Wabash National Corp.                                                                         92
                                                                                                     --------
                                                                                                        1,451
                                                                                                     --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
     1,610   Acuity Brands, Inc.                                                                          190
     5,060   Atkore International Group, Inc.(a)                                                          109
     4,490   Eaton Corp. plc                                                                              344
     2,590   Generac Holdings, Inc.(a)                                                                    130
     1,630   Regal Beloit Corp.                                                                           130
                                                                                                     --------
                                                                                                          903
                                                                                                     --------

================================================================================

20  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES (0.2%)
     1,280   3M Co.                                                                                  $    253
     3,010   Honeywell International, Inc.                                                                445
                                                                                                     --------
                                                                                                          698
                                                                                                     --------
             INDUSTRIAL MACHINERY (0.6%)
     2,570   Hillenbrand, Inc.                                                                            120
     2,710   IDEX Corp.                                                                                   376
     1,750   Illinois Tool Works, Inc.                                                                    251
     3,400   Ingersoll-Rand plc                                                                           298
     2,130   Snap-on, Inc.                                                                                315
     3,060   Stanley Black & Decker, Inc.                                                                 426
     2,700   Timken Co.                                                                                   128
                                                                                                     --------
                                                                                                        1,914
                                                                                                     --------
             OFFICE SERVICES & SUPPLIES (0.1%)
     9,550   ACCO Brands Corp.                                                                            123
     3,680   Herman Miller, Inc.                                                                          120
    10,970   Pitney Bowes, Inc.                                                                            98
                                                                                                     --------
                                                                                                          341
                                                                                                     --------
             RESEARCH & CONSULTING SERVICES (0.0%)
     2,270   ICF International, Inc.                                                                      160
                                                                                                     --------
             TRADING COMPANIES & DISTRIBUTORS (0.2%)
     1,650   GATX Corp.                                                                                   119
     2,930   H&E Equipment Services, Inc.                                                                 101
     2,670   Rush Enterprises, Inc. "A"(a)                                                                115
     2,630   United Rentals, Inc.(a)                                                                      420
                                                                                                     --------
                                                                                                          755
                                                                                                     --------
             TRUCKING (0.2%)
     1,180   AMERCO                                                                                       381
     3,080   Avis Budget Group, Inc.(a)                                                                   120
     3,090   Werner Enterprises, Inc.                                                                     121
                                                                                                     --------
                                                                                                          622
                                                                                                     --------
             Total Industrials                                                                         10,160
                                                                                                     --------
             INFORMATION TECHNOLOGY (7.3%)
             -----------------------------
             APPLICATION SOFTWARE (0.3%)
     1,670   Adobe Systems, Inc.(a)                                                                       416
     1,480   Intuit, Inc.                                                                                 298
     3,920   Manhattan Associates, Inc.(a)                                                                171
                                                                                                     --------
                                                                                                          885
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT (0.5%)
     3,100   Applied Optoelectronics, Inc.(a)                                                        $    145
     1,540   Arista Networks, Inc.(a)                                                                     387
     5,070   Ciena Corp.(a)                                                                               117
     1,540   F5 Networks, Inc.(a)                                                                         267
     1,480   InterDigital, Inc.                                                                           117
    16,610   Juniper Networks, Inc.                                                                       443
     2,230   Motorola Solutions, Inc.                                                                     239
     2,010   Plantronics, Inc.                                                                            146
                                                                                                     --------
                                                                                                        1,861
                                                                                                     --------
             DATA PROCESSING & OUTSOURCED SERVICES (1.8%)
     2,750   Alliance Data Systems Corp.                                                                  580
     5,130   Broadridge Financial Solutions, Inc.                                                         592
     7,010   Convergys Corp.                                                                              166
     3,260   CSG Systems International, Inc.                                                              135
     4,800   Fidelity National Information Services, Inc.                                                 491
    41,110   First Data Corp. "A"(a)                                                                      781
     3,800   Fiserv, Inc.(a)                                                                              276
     4,230   Mastercard, Inc. "A"                                                                         804
     2,530   MAXIMUS, Inc.                                                                                154
     4,600   PayPal Holdings, Inc.(a)                                                                     378
    29,350   Sabre Corp.                                                                                  719
     5,960   Square, Inc. "A"(a)                                                                          347
     2,800   Total System Services, Inc.                                                                  239
     3,920   Visa, Inc. "A"                                                                               512
                                                                                                     --------
                                                                                                        6,174
                                                                                                     --------
             ELECTRONIC COMPONENTS (0.2%)
     6,300   Amphenol Corp.                                                                               548
                                                                                                     --------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
     4,180   Cognex Corp.                                                                                 191
                                                                                                     --------
             ELECTRONIC MANUFACTURING SERVICES (0.1%)
     1,070   IPG Photonics Corp.(a)                                                                       258
                                                                                                     --------
             HOME ENTERTAINMENT SOFTWARE (0.1%)
     2,400   Take-Two Interactive Software, Inc.(a)                                                       269
                                                                                                     --------
             INTERNET SOFTWARE & SERVICES (0.4%)
     7,070   Akamai Technologies, Inc.(a)                                                                 533
       880   Stamps.com, Inc.(a)                                                                          220
     6,070   VeriSign, Inc.(a)                                                                            792
                                                                                                     --------
                                                                                                        1,545
                                                                                                     --------

================================================================================

22  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             IT CONSULTING & OTHER SERVICES (1.1%)
     7,570   Accenture plc "A"                                                                       $  1,179
     4,660   Booz Allen Hamilton Holding Corp.                                                            210
     1,110   CACI International, Inc. "A"(a)                                                              185
     6,020   Cognizant Technology Solutions Corp. "A"                                                     454
     2,430   DXC Technology Co.                                                                           224
     9,220   Hackett Group, Inc.                                                                          148
     6,220   International Business Machines Corp.                                                        879
     7,760   Leidos Holdings, Inc.                                                                        466
     2,290   Science Applications International Corp.                                                     202
                                                                                                     --------
                                                                                                        3,947
                                                                                                     --------
             SEMICONDUCTOR EQUIPMENT (0.2%)
     1,750   Advanced Energy Industries, Inc.(a)                                                          115
    10,630   Amkor Technology, Inc.(a)                                                                     97
     2,060   Lam Research Corp.                                                                           408
     5,220   Ultra Clean Holdings, Inc.(a)                                                                 92
                                                                                                     --------
                                                                                                          712
                                                                                                     --------
             SEMICONDUCTORS (0.9%)
     2,730   Cirrus Logic, Inc.(a)                                                                        103
    13,810   Intel Corp.                                                                                  762
    12,420   Micron Technology, Inc.(a)                                                                   715
     1,730   NVIDIA Corp.                                                                                 436
     6,640   ON Semiconductor Corp.(a)                                                                    167
     2,960   Skyworks Solutions, Inc.                                                                     292
     6,350   Texas Instruments, Inc.                                                                      711
                                                                                                     --------
                                                                                                        3,186
                                                                                                     --------
             SYSTEMS SOFTWARE (0.9%)
    13,540   CA, Inc.                                                                                     484
    10,700   Microsoft Corp.                                                                            1,058
    13,040   Oracle Corp.                                                                                 609
     3,850   Red Hat, Inc.(a)                                                                             625
     1,970   ServiceNow, Inc.(a)                                                                          350
                                                                                                     --------
                                                                                                        3,126
                                                                                                     --------
             TECHNOLOGY DISTRIBUTORS (0.2%)
     6,520   Arrow Electronics, Inc.(a)                                                                   483
     1,380   ePlus, Inc.(a)                                                                               125
       980   SYNNEX Corp.                                                                                 105
     1,210   Tech Data Corp.(a)                                                                           105
                                                                                                     --------
                                                                                                          818
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.5%)
    28,430   Hewlett Packard Enterprise Co.                                                          $    433
    23,080   HP, Inc.                                                                                     509
     4,870   Seagate Technology plc                                                                       275
     5,860   Western Digital Corp.                                                                        489
                                                                                                     --------
                                                                                                        1,706
                                                                                                     --------
             Total Information Technology                                                              25,226
                                                                                                     --------
             MATERIALS (0.9%)
             ----------------
             COMMODITY CHEMICALS (0.3%)
     2,420   Koppers Holdings, Inc.(a)                                                                     98
     7,030   LyondellBasell Industries N.V. "A"                                                           788
     1,400   Trinseo S.A.                                                                                 101
                                                                                                     --------
                                                                                                          987
                                                                                                     --------
             METAL & GLASS CONTAINERS (0.1%)
     2,370   Berry Global Group, Inc.(a)                                                                  114
     5,210   Owens-Illinois, Inc.(a)                                                                       97
     3,710   Silgan Holdings, Inc.                                                                        101
                                                                                                     --------
                                                                                                          312
                                                                                                     --------
             PAPER PACKAGING (0.4%)
     3,950   Avery Dennison Corp.                                                                         415
     7,930   Graphic Packaging Holding Co.                                                                115
     8,480   International Paper Co.                                                                      453
     6,860   WestRock Co.                                                                                 404
                                                                                                     --------
                                                                                                        1,387
                                                                                                     --------
             PAPER PRODUCTS (0.0%)
     2,450   Schweitzer-Mauduit International, Inc.                                                       107
                                                                                                     --------
             SPECIALTY CHEMICALS (0.0%)
     1,530   Minerals Technologies, Inc.                                                                  112
                                                                                                     --------
             STEEL (0.1%)
     9,070   SunCoke Energy, Inc.(a)                                                                      123
     2,250   Worthington Industries, Inc.                                                                 108
                                                                                                     --------
                                                                                                          231
                                                                                                     --------
             Total Materials                                                                            3,136
                                                                                                     --------
             TELECOMMUNICATION SERVICES (0.6%)
             ---------------------------------
             ALTERNATIVE CARRIERS (0.1%)
     3,670   Iridium Communications, Inc.(a)                                                               56
     8,830   Zayo Group Holdings, Inc.(a)                                                                 307
                                                                                                     --------
                                                                                                          363
                                                                                                     --------

================================================================================

24  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
    16,950   AT&T, Inc.                                                                              $    548
    14,850   Verizon Communications, Inc.                                                                 708
                                                                                                     --------
                                                                                                        1,256
                                                                                                     --------
             WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     1,530   Shenandoah Telecommunications Co.                                                             48
    55,820   Sprint Corp.(a)                                                                              287
                                                                                                     --------
                                                                                                          335
                                                                                                     --------
             Total Telecommunication Services                                                           1,954
                                                                                                     --------
             UTILITIES (0.8%)
             ----------------
             ELECTRIC UTILITIES (0.6%)
     5,480   American Electric Power Co., Inc.                                                            372
    10,820   Exelon Corp.                                                                                 448
     4,730   Hawaiian Electric Industries, Inc.                                                           162
     1,920   IDACORP, Inc.                                                                                177
     2,530   NextEra Energy, Inc.                                                                         420
     4,550   Pinnacle West Capital Corp.                                                                  362
    13,970   Spark Energy, Inc. "A"                                                                       140
                                                                                                     --------
                                                                                                        2,081
                                                                                                     --------
             MULTI-UTILITIES (0.2%)
     7,230   Public Service Enterprise Group, Inc.                                                        383
     3,320   Unitil Corp.                                                                                 161
     4,610   WEC Energy Group, Inc.                                                                       291
                                                                                                     --------
                                                                                                          835
                                                                                                     --------
             Total Utilities                                                                            2,916
                                                                                                     --------
             Total Common Stocks (cost: $91,781)                                                       99,758
                                                                                                     --------

             EXCHANGE-TRADED FUNDS (7.0%)
    26,900   Consumer Discretionary Select Sector SPDR Fund(b)                                          2,845
    33,900   Health Care Select Sector SPDR Fund                                                        2,794
    37,900   Industrial Select Sector SPDR Fund                                                         2,821
    23,690   iShares Russell 2000 ETF                                                                   3,856
    46,800   Vanguard S&P 500 ETF                                                                      11,643
                                                                                                     --------
             Total Exchange-Traded Funds (cost: $22,032)                                               23,959
                                                                                                     --------

             PREFERRED STOCKS (0.4%)

             CONSUMER STAPLES (0.1%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.1%)
     8,000   CHS, Inc., Series B, cumulative redeemable, 7.88%(c),(d),(e)                                 225

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
     2,000   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(c),(e),(f)                 $    200
                                                                                                     --------
             Total Consumer Staples                                                                       425
                                                                                                     --------
             ENERGY (0.1%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.1%)
       300   Chesapeake Energy Corp., 5.75%(c),(e),(f)                                                    184
                                                                                                     --------
             FINANCIALS (0.1%)
             -----------------
             LIFE & HEALTH INSURANCE (0.1%)
    12,000   Delphi Financial Group, Inc., cumulative redeemable, 5.53%,
               (3 mo. LIBOR + 3.19%)(g)                                                                   270
                                                                                                     --------
             REGIONAL BANKS (0.0%)
       235   M&T Bank Corp., cumulative redeemable, 6.38%(c),(e)                                          240
                                                                                                     --------
             Total Financials                                                                             510
                                                                                                     --------
             TELECOMMUNICATION SERVICES (0.1%)
             ---------------------------------
             ALTERNATIVE CARRIERS (0.1%)
     8,000   Qwest Corp., 6.50%(e)                                                                        173
                                                                                                     --------
             Total Preferred Stocks (cost: $1,416)                                                      1,292
                                                                                                     --------
             Total U.S. Equity Securities (cost: $115,229)                                            125,009
                                                                                                     --------

             INTERNATIONAL EQUITY SECURITIES (33.7%)

             COMMON STOCKS (0.3%)

             ENERGY (0.1%)
             -------------
             OIL & GAS EQUIPMENT & SERVICES (0.1%)
     9,410   TechnipFMC plc                                                                               293
                                                                                                     --------
             HEALTH CARE (0.1%)
             ------------------
             PHARMACEUTICALS (0.1%)
     2,390   Jazz Pharmaceuticals plc(a)                                                                  404
                                                                                                     --------
             INFORMATION TECHNOLOGY (0.1%)
             -----------------------------
             ELECTRONIC MANUFACTURING SERVICES (0.1%)
     3,310   TE Connectivity Ltd.                                                                         308
                                                                                                     --------
             Total Common Stocks (cost: $953)                                                           1,005
                                                                                                     --------

             EXCHANGE-TRADED FUNDS (33.4%)
    51,700   Invesco FTSE RAFI Developed Markets ex-US Portfolio                                        2,299
   220,200   Invesco FTSE RAFI Emerging Markets Portfolio                                               4,792
   289,700   iShares Core MSCI EAFE ETF                                                                19,013
    92,300   iShares Core MSCI Emerging Markets ETF                                                     5,125
    84,900   iShares Edge MSCI Min Vol EAFE ETF                                                         6,224
    84,300   iShares Edge MSCI Min Vol Emerging Markets ETF                                             5,133
    24,000   iShares Latin America 40 ETF                                                                 753

================================================================================

26  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
   288,730   iShares MSCI Canada ETF                                                                 $  8,298
    19,000   iShares MSCI Japan ETF                                                                     1,135
   397,400   Schwab Fundamental Emerging Markets Large Company Index ETF                               11,576
   783,300   Schwab Fundamental International Large Company Index ETF                                  23,475
    81,800   Schwab Fundamental International Small Company Index ETF                                   2,914
    14,790   SPDR S&P Emerging Markets SmallCap ETF                                                       748
     6,000   USAA MSCI Emerging Markets Value Momentum Blend Index ETF(b),(h)                             300
   383,600   Vanguard FTSE Developed Markets ETF                                                       16,944
    97,910   Vanguard FTSE Emerging Markets ETF                                                         4,368
    16,645   WisdomTree Emerging Markets SmallCap Dividend Fund                                           860
    20,910   WisdomTree Japan Hedged Equity Fund                                                        1,161
                                                                                                     --------
             Total Exchange-Traded Funds (cost: $102,609)                                             115,118
                                                                                                     --------
             Total International Equity Securities (cost: $103,562)                                   116,123
                                                                                                     --------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 COUPON
(000)                                                                   RATE       MATURITY
-------------------------------------------------------------------------------------------------------------
               BONDS (23.9%)

               ASSET-BACKED SECURITIES (0.3%)

               FINANCIALS (0.3%)
               -----------------
               ASSET-BACKED FINANCING (0.3%)
$      240     Americredit Automobile Receivables Trust                 3.50%      1/18/2024              242
       125     Avis Budget Rental Car Funding AESOP, LLC(f)             2.96       7/20/2020              125
        89     Avis Budget Rental Car Funding AESOP, LLC(f)             3.75       7/20/2020               89
       120     Element Rail Leasing I, LLC(f)                           3.67       4/19/2044              119
        50     Navient Student Loan Trust (1 mo. LIBOR + 1.50%)         3.46(g)    8/25/2050               50
        43     NP SPE II, LLC(f)                                        3.37      10/21/2047               41
       123     SCF Equipment Leasing, LLC(f)                            3.41      12/20/2023              121
       137     Synchrony Credit Card Master Note Trust                  2.95       5/15/2024              135
                                                                                                     --------
               Total Financials                                                                           922
                                                                                                     --------
               Total Asset-Backed Securities (cost: $921)                                                 922
                                                                                                     --------

               COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

               FINANCIALS (0.1%)
        46     Sequoia Mortgage Trust (1 mo. LIBOR + 0.90%)             2.85(g)    9/20/2033               45
       201     Structured Asset Mortgage Investments Trust
                  (1 mo. LIBOR + 0.19%)                                 2.45(g)    7/19/2035              188
        41     Wells Fargo Mortgage Backed Securities Trust
                  (1 mo. LIBOR + 0.19%)                                 4.02(g)    4/25/2035               40
                                                                                                     --------
               Total Financials                                                                           273
                                                                                                     --------
               Total Collateralized Mortgage Obligations (cost: $283)                                     273
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON                        VALUE
(000)          SECURITY                                                         RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
               COMMERCIAL MORTGAGE SECURITIES (0.2%)

               FINANCIALS (0.2%)
               -----------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES (0.2%)
$       41     Banc of America Commercial Mortgage Trust                       5.76%(i)     7/10/2044     $     18
        10     Banc of America Commercial Mortgage Trust                       6.57(i)      2/10/2051           10
        43     Bear Stearns Commercial Mortgage Securities Trust(f)            5.66(i)      9/11/2041           43
        50     Citigroup Commercial Mortgage Trust                             6.13(i)     12/10/2049           24
        37     Commercial Mortgage Trust                                       5.38        12/10/2046           37
       131     Credit Suisse Commercial Mortgage Trust
                 (1 mo. LIBOR + 0.19%)                                         2.13(g)      2/15/2040          130
       250     FREMF Mortgage Trust(f)                                         3.56(i)      8/25/2045          251
        48     GE Capital Commercial Mortgage Corp.                            5.61(i)     12/10/2049           48
         6     GMAC Commercial Mortgage Securities, Inc.                       4.97        12/10/2041            6
        99     J.P.Morgan Chase Commercial Mortgage Securities Trust           5.37         5/15/2047          100
                                                                                                          --------
                                                                                                               667
                                                                                                          --------
               INTEREST-ONLY COMMERCIAL MORTGAGE BACKED  SECURITIES (0.0%)
       811     CSAIL Commercial Mortgage Trust(j)                              1.80(i)      1/15/2049           80
       867     UBS Commercial Mortgage Trust(f),(j)                            2.07(i)      5/10/2045           56
                                                                                                          --------
                                                                                                               136
                                                                                                          --------
               Total Financials                                                                                803
                                                                                                          --------
               Total Commercial Mortgage Securities (cost: $849)                                               803
                                                                                                          --------

               CONVERTIBLE SECURITIES (0.0%)

               MATERIALS (0.0%)
               ----------------
               GOLD (0.0%)
       200     Pretium Resources, Inc. (cost: $193)                            2.25        03/15/2022          172
                                                                                                          --------
               Total Convertible Securities (cost: $193)                                                       172
                                                                                                          --------

               CORPORATE OBLIGATIONS (0.9%)

               CONSUMER DISCRETIONARY (0.2%)
               -----------------------------
               MOTORCYCLE MANUFACTURERS (0.1%)
       300     Harley-Davidson Financial Services, Inc.(e),(f)                 3.55         5/21/2021          302
                                                                                                          --------
               SPECIALTY STORES (0.1%)
       202     Academy Ltd. (3 mo. LIBOR + 4.00%)(k)                           5.91         7/01/2022          161
        95     Academy Ltd. (3 mo. LIBOR + 4.00%)(k)                           6.02         7/01/2022           75
                                                                                                          --------
                                                                                                               236
                                                                                                          --------
               Total Consumer Discretionary                                                                    538
                                                                                                          --------

================================================================================

28  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON                         VALUE
(000)          SECURITY                                                        RATE         MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
               ENERGY (0.1%)
               -------------
               OIL & GAS STORAGE & TRANSPORTATION (0.1%)
$      100     Enbridge Energy Partners, LP(e)                                 7.38%       10/15/2045     $    133
       190     Southern Union Co. (3 mo. LIBOR + 3.02%)(e)                     5.38(g)     11/01/2066          157
       150     Tallgrass Energy Partners, LP / Tallgrass
                 Energy Finance Corp.(e),(f)                                   5.50         9/15/2024          151
                                                                                                          --------
               Total Energy                                                                                    441
                                                                                                          --------
               FINANCIALS (0.5%)
               -----------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
       100     Ares Capital Corp.(e)                                           3.63         1/19/2022           99
       200     Prospect Capital Corp.(e)                                       5.00         7/15/2019          202
                                                                                                          --------
                                                                                                               301
                                                                                                          --------
               LIFE & HEALTH INSURANCE (0.0%)
       200     Prudential Financial, Inc. (3 mo. LIBOR + 3.92%)(e)             5.63(l)      6/15/2043          208
                                                                                                          --------
               MULTI-LINE INSURANCE (0.1%)
       300     Nationwide Mutual Insurance Co.
                 (3 mo. LIBOR + 2.29%)(e),(f)                                  4.41(g)     12/15/2024          299
                                                                                                          --------
               PROPERTY & CASUALTY INSURANCE (0.1%)
       200     Allstate Corp. (3 mo. LIBOR + 2.94%)(e)                         5.75(l)      8/15/2053          207
       200     HSB Group, Inc. (3 mo. LIBOR +  0.91%)(e)                       3.26(g)      7/15/2027          180
                                                                                                          --------
                                                                                                               387
                                                                                                          --------
               REGIONAL BANKS (0.2%)
       200     Compass Bank(e)                                                 3.88         4/10/2025          195
       175     Cullen/Frost Capital Trust II (3 mo. LIBOR + 1.55%)(e)          3.85(g)      3/01/2034          149
        50     First Maryland Capital Trust I (3 mo. LIBOR + 1.00%)(e)         3.35(g)      1/15/2027           48
       200     SunTrust Capital I (3 mo. LIBOR + 0.67%)(e)                     3.01(g)      5/15/2027          188
                                                                                                          --------
                                                                                                               580
                                                                                                          --------
               Total Financials                                                                              1,775
                                                                                                          --------
               HEALTH CARE (0.1%)
               ------------------
               HEALTH CARE FACILITIES (0.1%)
       300     Community Health Systems, Inc. (e)                              6.88         2/01/2022          159
                                                                                                          --------
               INDUSTRIALS (0.0%)
               ------------------
               AIRLINES (0.0%)
        35     Continental Airlines, Inc. Pass-Through Trust "B"               6.25        10/11/2021           36
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON                         VALUE
(000)          SECURITY                                                        RATE         MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
$      100     Artesyn Embedded Technologies, Inc.(e),(f)                      9.75%       10/15/2020     $     97
                                                                                                          --------
               Total Industrials                                                                               133
                                                                                                          --------
               REAL ESTATE (0.0%)
               ------------------
               REAL ESTATE DEVELOPMENT (0.0%)
        95     Crescent Communities, LLC / Crescent
                 Ventures, Inc.(e),(f)                                         8.88        10/15/2021          101
                                                                                                          --------
               Total Corporate Obligations (cost: $3,104)                                                    3,147
                                                                                                          --------
               EURODOLLAR AND YANKEE OBLIGATIONS (0.1%)

               ENERGY (0.0%)
               -------------
               INTEGRATED OIL & GAS (0.0%)
       150     Petroleos Mexicanos(e)                                          5.38         3/13/2022          154
                                                                                                          --------
               OIL & GAS DRILLING (0.0%)
       261     Schahin II Finance Co. SPV Ltd.(f),(m)                          5.88         9/25/2023           39
                                                                                                          --------
               Total Energy                                                                                    193
                                                                                                          --------
               FINANCIALS (0.1%)
               -----------------
               PROPERTY & CASUALTY INSURANCE (0.1%)
       200     QBE Capital Funding III Ltd. (USD Swap
                 Semi-Annual 30/360 10YR + 4.05%)(e),(f)                       7.25(l)      5/24/2041          218
                                                                                                          --------
               MATERIALS (0.0%)
               ----------------
               GOLD (0.0%)
       100     Newcrest Finance Pty. Ltd.(e),(f)                               4.45        11/15/2021          102
                                                                                                          --------
               Total Eurodollar and Yankee Obligations (cost: $664)                                            513
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
               FIXED-INCOME EXCHANGE-TRADED FUNDS (9.4%)
    96,587     Invesco Fundamental High Yield Corporate Bond Portfolio "B"                                   1,776
    93,500     Vanguard Short-Term Bond ETF(b)                                                               7,321
   155,900     Vanguard Short-Term Corporate Bond ETF                                                       12,205
   138,000     Vanguard Total Bond Market ETF                                                               10,959
                                                                                                          --------
               Total Fixed-Income Exchange-Traded Funds (cost: $32,927)                                     32,261
                                                                                                          --------

================================================================================

30  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON                         VALUE
(000)          SECURITY                                                        RATE         MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY ISSUES (4.2%)(n)

               COMMERCIAL MORTGAGE-BACKED SECURITIES (0.5%)
$      250     Fannie Mae(+)                                                   2.15%        1/25/2023     $    241
       700     Freddie Mac(+)                                                  3.00        12/25/2025          691
       300     Freddie Mac(+)                                                  3.33(i)      5/25/2025          304
       500     Freddie Mac(+)                                                  3.51         4/25/2030          503
                                                                                                          --------
                                                                                                             1,739
                                                                                                          --------
               MORTGAGE-BACKED PASS-THROUGH SECURITIES (3.7%)
       487     Freddie Mac(+)(e)                                               3.00         4/01/2046          474
     1,454     Freddie Mac(+)(e)                                               3.00         6/01/2046        1,414
       527     Freddie Mac(+)(e)                                               3.00         9/01/2046          512
       266     Freddie Mac(+)(e)                                               3.00        10/01/2046          258
       896     Freddie Mac(+)(e)                                               3.00        11/01/2046          871
     1,829     Freddie Mac(+)(e)                                               3.00         1/01/2047        1,776
       920     Freddie Mac(+)(e)                                               3.00         1/01/2047          894
       881     Freddie Mac(+)(e)                                               3.00         3/01/2047          856
       944     Freddie Mac(+)(e)                                               3.00         4/01/2047          917
       281     Freddie Mac(+)(e)                                               3.00         4/01/2047          273
       723     Freddie Mac(+)(e)                                               3.00         9/01/2047          702
       485     Freddie Mac(+)(e)                                               3.00        10/01/2047          471
     2,750     Freddie Mac(+)(e)                                               3.50         4/01/2046        2,753
       497     Freddie Mac(+)(e)                                               3.50         4/01/2048          496
                                                                                                          --------
                                                                                                            12,667
                                                                                                          --------
               Total U.S. Government Agency Issues (cost: $14,899)                                          14,406
                                                                                                          --------

               U.S. TREASURY SECURITIES (8.7%)

               BONDS (1.4%)(o)
       100     2.50%, 2/15/2045                                                                                 91
       200     3.00%, 11/15/2044                                                                               201
       700     3.00%, 5/15/2047                                                                                702
     3,100     3.02%, 5/15/2045 (STRIPS Principal)(p)                                                        1,392
     2,250     3.13%, 8/15/2044                                                                              2,311
        30     3.17%, 8/15/2044 (STRIPS Principal)(p)                                                           14
                                                                                                          --------
                                                                                                             4,711
                                                                                                          --------
               INFLATION-INDEXED NOTES (0.9%)
     2,106     0.13%, 4/15/2021                                                                              2,079
     1,041     0.13%, 7/15/2026                                                                                997
                                                                                                          --------
                                                                                                             3,076
                                                                                                          --------
               NOTES (6.4%)(o)
     7,500     1.13%, 2/28/2021(q)                                                                           7,225
       800     1.63%, 4/30/2023                                                                                762

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                                                       VALUE
(000)          SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
$    3,200     1.63%, 2/15/2026                                                                           $  2,940
       600     1.63%, 5/15/2026                                                                                550
       100     2.00%, 2/15/2025                                                                                 95
     1,000     2.25%, 11/15/2025                                                                               964
     2,600     2.25%, 2/15/2027                                                                              2,484
     1,250     2.25%, 8/15/2027                                                                              1,191
     2,500     2.25%, 11/15/2027                                                                             2,379
       250     2.38%, 8/15/2024                                                                                245
     1,500     2.38%, 5/15/2027                                                                              1,447
     2,000     2.75%, 2/15/2028                                                                              1,986
                                                                                                          --------
                                                                                                            22,268
                                                                                                          --------
               Total U.S. Treasury Securities (cost: $30,810)                                               30,055
                                                                                                          --------
               Total Bonds (cost: $84,650)                                                                  82,552
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
               PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (2.5%)

               COMMON STOCKS (0.0%)

               MATERIALS (0.0%)
               ----------------
               GOLD (0.0%)
     8,197     Hycroft Mining Corp.(a),(d),(j),(r),(s) (cost: $258)                                              1
                                                                                                          --------

               EXCHANGE-TRADED FUNDS (2.5%)
    24,300     First Trust Global Tactical Commodity Strategy Fund                                             526
    28,600     Invesco DB Commodity Index Tracking Fund                                                        516
    47,800     Materials Select Sector SPDR Fund                                                             2,781
    60,800     United States Commodity Index Fund                                                            2,735
    77,900     VanEck Vectors Gold Miners ETF                                                                1,740
    12,000     VanEck Vectors Junior Gold Miners ETF                                                           393
                                                                                                          --------
               Total Exchange-Traded Funds (cost: $8,760)                                                    8,691
                                                                                                          --------
               Total Precious Metals and Commodity-Related Securities (cost: $9,018)                         8,692
                                                                                                          --------

               GLOBAL REAL ESTATE EQUITY SECURITIES (1.9%)

               COMMON STOCKS (1.2%)

               FINANCIALS (0.1%)
               -----------------
               REITs - MORTGAGE (0.1%)
    37,960     Annaly Capital Management, Inc.                                                                 396
                                                                                                          --------

================================================================================

32  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
               REAL ESTATE (1.1%)
               ------------------
               REAL ESTATE SERVICES (0.1%)
     3,710     HFF, Inc. "A"                                                                              $    125
     7,140     Realogy Holdings Corp.                                                                          170
                                                                                                          --------
                                                                                                               295
                                                                                                          --------
               REITs - HEALTH CARE (0.2%)
     4,440     LTC Properties, Inc.                                                                            183
     2,720     National Health Investors, Inc.                                                                 201
     5,990     Ventas, Inc.                                                                                    327
                                                                                                          --------
                                                                                                               711
                                                                                                          --------
               REITs - HOTEL & RESORT (0.4%)
     9,980     Apple Hospitality REIT, Inc.                                                                    190
    21,250     Host Hotels & Resorts, Inc.                                                                     460
     6,240     LaSalle Hotel Properties                                                                        214
     6,870     Park Hotels & Resorts, Inc.                                                                     221
     8,660     Xenia Hotels & Resorts, Inc.                                                                    218
                                                                                                          --------
                                                                                                             1,303
                                                                                                          --------
               REITs - OFFICE (0.1%)
     6,710     Vornado Realty Trust                                                                            468
                                                                                                          --------
               REITs - RESIDENTIAL (0.1%)
     4,760     Mid-America Apartment Communities, Inc.                                                         445
                                                                                                          --------
               REITs - SPECIALIZED (0.2%)
     2,500     American Tower Corp.                                                                            346
     2,740     Lamar Advertising Co. "A"                                                                       190
     3,250     PotlatchDeltic Corp.                                                                            164
                                                                                                          --------
                                                                                                               700
                                                                                                          --------
               Total Real Estate                                                                             3,922
                                                                                                          --------
               Total Common Stocks (cost: $4,037)                                                            4,318
                                                                                                          --------

               EXCHANGE-TRADED FUNDS (0.7%)
    29,400     Vanguard Real Estate ETF (cost: $2,304)                                                       2,319
                                                                                                          --------
               Total Global Real Estate Equity Securities (cost: $6,341)                                     6,637
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON                         VALUE
(000)          SECURITY                                                        RATE         MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (1.6%)

               COMMERCIAL PAPER (1.0%)
$      400     American Transmission Co.(e),(f)                                1.90%        6/21/2018     $    400
       400     Cancara Asset Securitisation, LLC(d)                            1.90         6/18/2018          400
       430     Chevron Corp.(e),(f)                                            1.78         6/27/2018          429
       300     CNH Industrial Capital, LLC(f)                                  3.25         1/07/2019          295
       100     CNH Industrial Capital, LLC(f)                                  2.96        10/22/2018           99
       400     Gotham Funding Corp.(f)                                         1.88         6/08/2018          400
       400     Liberty Funding LLC(e),(f)                                      1.90         6/26/2018          399
       425     National Rural Utilities Cooperative Finance Corp.(e)           1.84         6/21/2018          424
       400     Nieuw Amsterdam Receivables(e),(f)                              1.89         6/13/2018          400
       400     Ridgefield Funding Co.(f)                                       1.90         6/04/2018          400
                                                                                                          --------
               Total Commercial Paper (cost: $3,645)                                                         3,646
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.6%)
 1,926,101     State Street Institutional Treasury Money Market Fund
                 Premier Class, 1.66%(t) (cost: $1,926)                                                      1,926
                                                                                                          --------
               Total Money Market Instruments (cost: $5,571)                                                 5,572
                                                                                                          --------
               SHORT-TERM INVESTMENTS PURCHASED WITH
               CASH COLLATERAL FROM SECURITIES LOANED (0.7%)

               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.7%)
   120,151     Fidelity Government Portfolio Class I, 1.64%(t)                                                 120
     1,115     HSBC U.S. Government Money Market Fund Institutional Class, 1.65%(t)                              1
 2,218,861     Invesco Government & Agency Portfolio Institutional Class, 1.64%(t)                           2,219
    37,374     Morgan Stanley Institutional Liquidity Funds Government Portfolio
                 Institutional Class, 1.66%(t)                                                                  37
                                                                                                          --------
               Total Short-Term Investments Purchased with
                 Cash Collateral from Securities Loaned (cost: $2,377)                                       2,377
                                                                                                          --------

               TOTAL INVESTMENTS (COST: $326,748)                                                         $346,962
                                                                                                          ========

================================================================================

34  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
                                                             NOTIONAL         CONTRACT     APPRECIATION/
NUMBER OF                               EXPIRATION            AMOUNT            VALUE     (DEPRECIATION)
CONTRACTS   DESCRIPTION                    DATE               (000)             (000)              (000)
--------------------------------------------------------------------------------------------------------
            FUTURES (5.0%)

            LONG FUTURES

            EQUITY CONTRACTS
     68     E-mini S&P 500              6/15/2018    USD       9,313           $ 9,199             $(114)
    114     Euro STOXX 50               6/15/2018    EUR       3,797             4,540               101
     32     TOPIX Index                 6/07/2018    JPY     546,944             5,132               104
                                                                               -------             -----
            TOTAL LONG FUTURES                                                 $18,871             $  91
                                                                               -------             -----

            SHORT FUTURES

            EQUITY CONTRACTS
     19     Swiss Market Future Index   6/15/2018    CHF      (1,652)          $(1,630)            $  47
                                                                               -------             -----

            TOTAL SHORT FUTURES                                                $(1,630)            $  47
                                                                               -------             -----

            TOTAL FUTURES                                                      $17,241             $ 138
                                                                               =======             =====

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                $ 99,758         $      -               $-       $ 99,758
  Exchange-Traded Funds                          23,959                -                -         23,959
  Preferred Stocks                                    -            1,292                -          1,292
International Equity Securities:
  Common Stocks                                   1,005               -                 -          1,005
  Exchange-Traded Funds                         115,118               -                 -        115,118
Bonds:
  Asset-Backed Securities                             -              922                -            922
  Collateralized Mortgage Obligations                 -              273                -            273
  Commercial Mortgage Securities                      -              803                -            803
  Convertible Securities                              -              172                -            172
  Corporate Obligations                               -            3,147                -          3,147
  Eurodollar and Yankee Obligations                   -              513                -            513
  Fixed-Income Exchange-Traded Funds             32,261                -                -         32,261
  U.S. Government Agency Issues                       -           14,406                -         14,406
  U.S. Treasury Securities                       28,649            1,406                -         30,055
Precious Metals and
Commodity-Related Securities:
  Common Stocks                                       -                -                1              1
  Exchange-Traded Funds                           8,691                -                -          8,691
Global Real Estate Equity Securities:
  Common Stocks                                   4,318                -                -          4,318
  Exchange-Traded Funds                           2,319                -                -          2,319
Money Market Instruments:
  Commercial Paper                                    -            3,646                -          3,646
  Government & U.S. Treasury Money
    Market Funds                                  1,926                -                -          1,926
Short-Term Investments Purchased with Cash
Collateral from Securities Loaned:
  Government & U.S. Treasury Money
    Market Funds                                  2,377                -                -          2,377
Futures(1)                                          252                -                -            252
--------------------------------------------------------------------------------------------------------
Total                                          $320,633         $26,580                $1       $347,214
--------------------------------------------------------------------------------------------------------
LIABILITIES                                     LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Futures(1)                                     $   (114)        $      -               $-       $   (114)
--------------------------------------------------------------------------------------------------------
Total                                          $   (114)        $      -               $-       $   (114)
--------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2017, through May 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 34.7% of net assets at May 31, 2018.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

    ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury

================================================================================

38  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    LIBOR   London Interbank Offered Rate

    REITs Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    STRIPS  Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of May 31, 2018.

    (c) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (d) Restricted security that is not registered under the Securities Act of 1933.

    (e) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2018.

    (f) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (g) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2018.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    (h) Investment in affiliated exchange-traded fund.

    (i) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (j) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at May 31, 2018, was $137,000, which represented less than 0.1% of the Fund's net assets.

    (k) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the all in interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2018. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (l) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (m) At May 31, 2018, the issuer was in default with respect to interest and/or principal payments.

    (n) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow

================================================================================

40  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

        from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (o) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (p) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (q) Securities with a value of $1,927,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (r) Security was fair valued at May 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $1,000, which represented less than 0.1% of the Fund's net assets.

    (s) Security was classified at Level 3.

    (t) Rate represents the money market fund annualized seven-day yield at May 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $2,306) (cost of $326,446)                                              $346,662
   Investments in affiliated underlying funds, at market value (cost of $302)                             300
   Receivables:
       Capital shares sold                                                                                221
       USAA Asset Management Company (Note 6)                                                             160
       USAA Transfer Agency Company (Note 6)                                                                1
       Dividends and interest                                                                             374
       Securities sold                                                                                  2,646
       Other                                                                                                3
   Variation margin on futures contracts                                                                  138
   Unrealized appreciation on foreign currency contracts held, at value                                   220
                                                                                                     --------
           Total assets                                                                               350,725
                                                                                                     --------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                                 2,377
       Securities purchased                                                                             2,650
       Capital shares redeemed                                                                            216
       Bank overdraft                                                                                     391
   Accrued management fees                                                                                176
   Accrued transfer agent's fees                                                                           59
   Other accrued expenses and payables                                                                     88
                                                                                                     --------
           Total liabilities                                                                            5,957
                                                                                                     --------
              Net assets applicable to capital shares outstanding                                    $344,768
                                                                                                     ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                   $314,430
   Accumulated undistributed net investment income                                                        740
   Accumulated net realized gain on investments and futures transactions                                9,248
   Net unrealized appreciation of investments and futures contracts                                    20,352
   Net unrealized depreciation of foreign currency translations                                            (2)
                                                                                                     --------
              Net assets applicable to capital shares outstanding                                    $344,768
                                                                                                     ========
   Capital shares outstanding, no par value                                                            26,913
                                                                                                     ========
   Net asset value, redemption price, and offering price per share                                   $  12.81
                                                                                                     ========

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                          $ 5,786
   Interest                                                                                             1,410
   Securities lending (net)                                                                                37
                                                                                                      -------
       Total income                                                                                     7,233
                                                                                                      -------
EXPENSES
   Management fees                                                                                      1,954
   Administration and servicing fees                                                                      476
   Transfer agent's fees                                                                                1,107
   Custody and accounting fees                                                                            168
   Postage                                                                                                 55
   Shareholder reporting fees                                                                              31
   Trustees' fees                                                                                          34
   Registration fees                                                                                       41
   Professional fees                                                                                       84
   Other                                                                                                   14
                                                                                                      -------
            Total expenses                                                                              3,964
   Expenses reimbursed                                                                                   (473)
                                                                                                      -------
            Net expenses                                                                                3,491
                                                                                                      -------
NET INVESTMENT INCOME                                                                                   3,742
                                                                                                      -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain on:
       Unaffiliated investments                                                                        20,719
       Affiliated investments (Note 9)                                                                     35
       Long-term capital gain distributions from other investment companies                                 8
       Foreign currency transactions                                                                      138
       Futures transactions                                                                             3,040
   Change in net unrealized appreciation/(depreciation) of:
       Unaffiliated investments                                                                        (1,044)
       Affiliated investments (Note 8)                                                                     (2)
       Foreign currency translations                                                                      (16)
       Futures contracts                                                                                 (990)
                                                                                                      -------
            Net realized and unrealized gain                                                           21,888
                                                                                                      -------
   Increase in net assets resulting from operations                                                   $25,630
                                                                                                      =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-------------------------------------------------------------------------------------------------------------

                                                                                   2018                  2017
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                       $  3,742              $  3,251
   Net realized gain on investments                                              20,754                 4,178
   Net realized gain on long-term capital gain distributions
      from other investment companies                                                 8                    19
   Net realized gain (loss) on foreign currency transactions                        138                    (1)
   Net realized gain (loss) on options                                                -                   (68)
   Net realized gain on futures transactions                                      3,040                 2,654
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                (1,046)               18,807
      Foreign currency translations                                                 (16)                   14
      Futures contracts                                                            (990)                  993
                                                                               ------------------------------
      Increase in net assets resulting from operations                           25,630                29,847
                                                                               ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                         (3,590)               (3,551)
   Net realized gains                                                           (16,989)                    -
                                                                               ------------------------------
      Distributions to shareholders                                             (20,579)               (3,551)
                                                                               ------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                     99,547                83,580
   Reinvested dividends                                                          19,583                 3,221
   Cost of shares redeemed                                                      (63,280)              (51,454)
                                                                               ------------------------------
      Increase in net assets from capital share transactions                     55,850                35,347
                                                                               ------------------------------
   Net increase in net assets                                                    60,901                61,643

NET ASSETS
   Beginning of year                                                            283,867               222,224
                                                                               ------------------------------
   End of year                                                                 $344,768              $283,867
                                                                               ==============================
Accumulated undistributed net investment income:
   End of year                                                                 $    740              $    284
                                                                               ==============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                    7,677                 7,020
   Shares issued for dividends reinvested                                         1,525                   277
   Shares redeemed                                                               (4,870)               (4,335)
                                                                               ------------------------------
      Increase in shares outstanding                                              4,332                 2,962
                                                                               ==============================

See accompanying notes to financial statements.

================================================================================

44  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Cornerstone Aggressive Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek capital appreciation over the long term and also considers the potential for current income.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to

================================================================================

46  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

        be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

     9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

48  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2018, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2018*
    (IN THOUSANDS)

                                       ASSET DERIVATIVES                     LIABILITY DERIVATIVES
    --------------------------------------------------------------------------------------------------
                                 STATEMENT OF                           STATEMENT OF
    DERIVATIVES NOT              ASSETS AND                             ASSETS AND
    ACCOUNTED FOR AS             LIABILITIES                            LIABILITIES
    HEDGING INSTRUMENTS          LOCATION            FAIR VALUE         LOCATION            FAIR VALUE
    ---------------------------------------------------------------------------------------------------
    Equity contracts             Net unrealized        $252**           Net unrealized        $114**
                                 appreciation of                        depreciation of
                                 investments and                        investments and
                                 futures contracts                      futures contracts

     *For open derivative instruments as of May 31, 2018, see the Portfolio of Investments.

    **Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2018 (IN THOUSANDS)

                                                                                CHANGE IN
                                                                                UNREALIZED
    DERIVATIVES NOT                                         REALIZED            APPRECIATION/
    ACCOUNTED FOR AS      STATEMENT OF                      GAIN (LOSS)         (DEPRECIATION)
    HEDGING INSTRUMENTS   OPERATIONS LOCATION               ON DERIVATIVES      ON DERIVATIVES
    ------------------------------------------------------------------------------------------
    Equity contracts      Net realized gain on               $3,040                $(990)
                          Futures transactions /
                          Change in net unrealized
                          appreciation/(depreciation)
                          of Futures contracts

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

50  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this

================================================================================

52  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $2,000, which represents 0.4% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, non- REIT return of capital dividend, non- REIT capital gain dividend, REIT return of capital dividend, REIT capital gain dividend and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and decrease accumulated net realized gain on investments by $304,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                     2018                2017
                                                 -------------------------------
Ordinary income*                                 $ 9,090,000          $3,551,000
Long-term realized capital gain                   11,489,000                   -
                                                 -----------          ----------
  Total distributions paid                       $20,579,000          $3,551,000
                                                 ===========          ==========

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $ 4,624,000
Undistributed long-term capital gains                                  5,606,000
Unrealized appreciation of investments                                20,112,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, non-REIT return of capital dividend, partnership basis, futures contracts marked-to-market and hybrid interest accrual adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

54  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

At May 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                         NET
                                         GROSS          GROSS         UNREALIZED
                                       UNREALIZED     UNREALIZED    APPRECIATION /
FUND                   TAX COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------
USAA Cornerstone
  Aggressive Fund    $326,953,000     $27,310,000     $(7,197,000)   $20,113,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $244,114,000 and $199,118,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                    NON-CASH COLLATERAL              CASH COLLATERAL
--------------------------------------------------------------------------------
  $2,306,000                            $-                         $2,377,000

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2018, the Fund had no subadviser(s).

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets. Prior to October 1, 2017, the base investment management fee was 0.65% of the Fund's average net assets. For the year ended May 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $1,954,000.

In addition, the Fund invests in affiliated USAA exchange-traded fund(s) (ETFs). The Fund's management fee is reimbursed by the Manager to the extent of the indirect management fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the year ended May 31, 2018, the Fund's management fee was reimbursed by the Manager in an amount of less than $500.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2018, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $476,000.

================================================================================

56  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2018, the Fund reimbursed the Manager $4,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2018, to limit the total annual operating expenses of the Fund to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2018, the Fund incurred reimbursable expenses of $473,000, of which $160,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2018, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,107,000. Additionally, the Fund recorded a capital contribution and a receivable from SAS of $1,000 at May 31, 2018, for adjustments related to corrections to certain shareholder transactions.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2018, USAA and its affiliates owned 1,111,000 shares, which represents 4.1% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the USAA Funds for the year ended May 31, 2018:

                                                                                CHANGE IN
                                                                                   NET
($ IN 000s)                                       REALIZED       CAPITAL       UNREALIZED
AFFILIATED     PURCHASE     SALES      DIVIDEND     GAIN          GAIN        APPRECIATION/        MARKET VALUE
USAA FUND       COST(a)    PROCEEDS     INCOME     (LOSS)    DISTRIBUTIONS    DEPRECIATION     05/31/2017  05/31/2018
-------------------------------------------------------------------------------------------------------------------------
MSCI
Emerging
Markets
Value
Momentum
Blend Index
ETF              $302         $-          $-        $-            $-              $(2)            $-          $300

    (a)Includes reinvestment of distributions from dividend income and realized gains.

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2018, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                                              NET REALIZED
                                                                         COST TO              GAIN (LOSS)
SELLER                                     PURCHASER                    PURCHASER              TO SELLER
----------------------------------------------------------------------------------------------------------
Cornerstone Aggressive               Cornerstone Moderately              $581,000                  $30,000
                                       Aggressive
Cornerstone Aggressive               Cornerstone Moderate                 219,000                    4,000
Cornerstone Aggressive               Cornerstone Moderately                29,000                    1,000
                                       Conservative

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary

================================================================================

58  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFS, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

(11) UPCOMING ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                                 ----------------------------------------------------------------------------
                                     2018             2017             2016             2015             2014
                                 ----------------------------------------------------------------------------
Net asset value at
  beginning of period            $  12.57         $  11.33         $  12.35         $  12.40         $  11.30
                                 ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .16              .15              .17              .15              .16
  Net realized and
    unrealized gain (loss)            .94             1.26             (.95)             .29             1.13
                                 ----------------------------------------------------------------------------
Total from investment
  operations                         1.10             1.41             (.78)             .44             1.29
                                 ----------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.14)            (.17)            (.16)            (.17)            (.14)
  Realized capital gains             (.72)               -             (.08)            (.32)            (.05)
                                 ----------------------------------------------------------------------------
Total distributions                  (.86)            (.17)            (.24)            (.49)            (.19)
                                 ----------------------------------------------------------------------------
Net asset value at
  end of period                  $  12.81         $  12.57         $  11.33         $  12.35         $  12.40
                                 ============================================================================

Total return (%)*                    8.85            12.59            (6.26)            3.65            11.48
Net assets at
  end of period (000)            $344,768         $283,867         $222,224         $202,327         $150,358
Ratios to average net assets:**
  Expenses (%)(c)                    1.10             1.10             1.10             1.10             1.10(a)
  Expenses, excluding
    reimbursements (%)(c)            1.25             1.36             1.46             1.45             1.47(a)
  Net investment income (%)          1.18             1.32             1.57             1.32             1.48
Portfolio turnover (%)                 65               70               81(b)            46               46

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended May 31, 2018, average net assets were $317,760,000.

(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

(b) Reflects increased trading activity due to changes in asset allocation strategies.

(c) Does not include acquired fund fees, if any.

================================================================================

60  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account

================================================================================

                                                           EXPENSE EXAMPLE |  61

================================================================================

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                     BEGINNING                ENDING              DURING PERIOD*
                                   ACCOUNT VALUE           ACCOUNT VALUE        DECEMBER 1, 2017 -
                                  DECEMBER 1, 2017         MAY 31, 2018            MAY 31, 2018
                                  ----------------------------------------------------------------
Actual                               $1,000.00               $1,011.20                $5.52

Hypothetical
 (5% return before expenses)          1,000.00                1,019.45                 5.54

*Expenses are equal to the Fund's annualized expense ratio of 1.10%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.12% for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

62  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered

================================================================================

64  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

indicated that the Fund's total expenses, after reimbursements, were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund. The Board also took into account management's discussion of the Fund's expenses. The Board also considered that the Fund's management fee rate was reduced in October 2016 and reduced further in October 2017.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period and lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 30% of its performance universe for the one-year period ended December 31, 2017 and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2017. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the

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66  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

68  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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70  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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72  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+)  Dr. Mason was elected as Chair of the Board in January 2012.

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74  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

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76  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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97448-0718                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                 [GRAPHIC OF USAA CORNERSTONE CONSERVATIVE FUND]

 ==============================================================

       ANNUAL REPORT
       USAA CORNERSTONE CONSERVATIVE FUND
       MAY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

--------------------------------------------------------------------------------

JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

================================================================================

================================================================================

in the European Union. Fears about the future of the European Union drove a "flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

   Distributions to Shareholders                                               8

   Report of Independent Registered
     Public Accounting Firm                                                    9

   Portfolio of Investments                                                   10

   Notes to Portfolio of Investments                                          12

   Financial Statements                                                       13

   Notes to Financial Statements                                              16

   Financial Highlights                                                       28

EXPENSE EXAMPLE                                                               29

ADVISORY AGREEMENT(S)                                                         31

TRUSTEES' AND OFFICERS' INFORMATION                                           36

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF LANCE HUMPHREY]                     [PHOTO OF WASIF A. LATIF]

    LANCE HUMPHREY, CFA                           WASIF A. LATIF
    USAA Asset                                    USAA Asset
    Management Company                            Management Company

--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   Financial assets produced mixed returns: stocks posted gains, but bonds finished flat to slightly lower. This performance gap largely reflected the divergent effect that improving economic growth had on the two categories. Global economic conditions strengthened in 2017, with a distinct acceleration in growth across the United States, Europe, Japan, and the emerging markets. China, in particular, re-emerged as an important driver of the world economy. The emergence of a synchronized global expansion fed through to corporate results, fueling strength in both revenues and bottom-line earnings. The passage of sweeping tax reform in the United States, highlighted by a reduction in the corporate income tax rate, provided a further boost to the economic outlook in late 2017.

   In combination, these trends led to a steady advance in global equities from the beginning of the reporting period to the end of January 2018. At that time, however, stronger growth began to fuel concerns that the possibility of higher inflation would cause the Federal Reserve and other world central banks to raise interest rates sooner than investors had expected. This worry, together with the prospect of protectionist trade policies in the United States, contributed to uneven stock market performance through the final four months of the reporting period.

   Despite the lower returns for equities from February 2018 onward, the key indexes finished with positive returns thanks to their rally earlier in the reporting period. Developed- and emerging-market

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

   international stocks also registered strong gains, but trailed U.S. stocks. While the improving outlook for growth provided a boost for stocks, it weighed on the interest-rate sensitive segments of the bond market. High-yield bonds, which benefitted from rising corporate earnings and generally robust investor risk appetites, posted a gain and outperformed investment-grade issues.

o HOW DID THE USAA CORNERSTONE CONSERVATIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended May 31, 2018, the Fund had a total return of 1.79%. This compares to returns of -0.21% for the Bloomberg Barclays U.S. Universal Index and 2.34% for the Cornerstone Conservative Composite Index.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

   The Fund posted a positive absolute return and delivered competitive results compared to its benchmarks, which we view as a validation of our diversified approach.

   The Fund's allocation to stocks was the primary driver of its reporting period return and the key factor in its relative performance. Consistent with the broader market environment, the U.S. portion of the equity portfolio generated the largest gains. The Fund's position in foreign stocks, while not keeping pace with the U.S. market, nonetheless finished in positive territory and contributed to both absolute and relative performance.

   Cornerstone Conservative Fund holds a sizable allocation to bonds via positions in a basket of USAA fixed-income funds. Funds with larger weightings in corporate bonds--which outperformed government issues

   Refer to page 6 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

   due to their higher sensitivity to stronger economic growth and rising corporate earnings--generally delivered the best results. An allocation to high-yield bonds, which outpaced the investment-grade market amid investors' strong appetite for risk, was also a key contributor on the fixed-income side.

   Although shifting headlines fueled wide swings in day-to-day returns across most major asset classes in recent months, we maintained a steady approach on the belief that the core, fundamental drivers of market performance are still largely in place. We remain cautious regarding U.S. equities due to what we believe are somewhat elevated valuations, and we think developed-market international equities have better long-term return potential due to their stronger earnings outlook and lower valuations. The emerging markets also continue to offer an attractive longer-term opportunity, even though the asset class remains vulnerable to geopolitical risks. We see the outlook for fixed income as having improved to some extent following the recent increase in yields, but we also think an active, selective, and opportunistic approach is essential. Overall, we believe our emphasis on diversification, together with our long-term approach and focus on asset categories with healthy fundamentals and attractive valuations, is well suited to an environment of elevated volatility.

   Thank you for allowing us to help you manage your investments.

   As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o The underlying funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; and (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. The assets of the Cornerstone Conservative Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities.
   o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE CONSERVATIVE FUND (THE FUND)
(Ticker Symbol: USCCX)

--------------------------------------------------------------------------------
                                                5/31/18              5/31/17
--------------------------------------------------------------------------------
Net Assets                                   $196.3 Million       $174.8 Million
Net Asset Value Per Share                        $10.64                $10.76

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
   1 YEAR                   5 YEARS                   SINCE INCEPTION 6/08/12
   1.79%                     3.37%                             4.16%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/17*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT          0.75%      AFTER REIMBURSEMENT         0.70%

               (Includes acquired fund fees and expenses of 0.60%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2018. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                               BLOOMBERG BARCLAYS
                     CORNERSTONE CONSERVATIVE        USAA CORNERSTONE            U.S. UNIVERSAL
                         COMPOSITE INDEX            CONSERVATIVE FUND                 INDEX
05/31/12                   $10,000.00                  $10,000.00                  $10,000.00
06/30/12                    10,113.27                   10,095.00                   10,025.20
07/31/12                    10,257.57                   10,205.00                   10,174.72
08/31/12                    10,321.22                   10,305.00                   10,196.08
09/30/12                    10,406.09                   10,426.00                   10,225.98
10/31/12                    10,412.33                   10,477.00                   10,258.45
11/30/12                    10,454.97                   10,527.00                   10,283.01
12/31/12                    10,500.52                   10,580.00                   10,284.93
01/31/13                    10,558.69                   10,661.00                   10,231.32
02/28/13                    10,604.16                   10,712.00                   10,280.45
03/31/13                    10,664.38                   10,780.00                   10,292.62
04/30/13                    10,808.14                   10,882.00                   10,405.61
05/31/13                    10,668.50                   10,811.00                   10,229.19
06/30/13                    10,465.93                   10,587.00                   10,049.13
07/31/13                    10,593.68                   10,710.00                   10,081.81
08/31/13                    10,500.81                   10,649.00                   10,024.35
09/30/13                    10,684.73                   10,767.00                   10,124.10
10/31/13                    10,849.74                   10,922.00                   10,224.27
11/30/13                    10,854.35                   10,942.00                   10,191.17
12/31/13                    10,858.43                   10,947.00                   10,146.52
01/31/14                    10,898.40                   10,999.00                   10,281.09
02/28/14                    11,066.13                   11,146.00                   10,354.35
03/31/14                    11,067.18                   11,160.00                   10,344.74
04/30/14                    11,153.50                   11,234.00                   10,430.39
05/31/14                    11,301.89                   11,350.00                   10,555.98
06/30/14                    11,364.12                   11,427.00                   10,572.00
07/31/14                    11,299.38                   11,374.00                   10,539.11
08/31/14                    11,453.25                   11,501.00                   10,653.38
09/30/14                    11,303.61                   11,363.00                   10,568.80
10/31/14                    11,418.49                   11,427.00                   10,672.39
11/30/14                    11,500.75                   11,491.00                   10,728.99
12/31/14                    11,450.11                   11,424.00                   10,710.62
01/31/15                    11,585.66                   11,522.00                   10,914.39
02/28/15                    11,657.00                   11,586.00                   10,850.74
03/31/15                    11,664.47                   11,576.00                   10,895.60
04/30/15                    11,708.96                   11,630.00                   10,882.99
05/31/15                    11,697.67                   11,619.00                   10,863.98
06/30/15                    11,546.94                   11,479.00                   10,742.66
07/31/15                    11,612.70                   11,479.00                   10,805.25
08/31/15                    11,436.28                   11,293.00                   10,773.42
09/30/15                    11,393.93                   11,193.00                   10,815.50
10/31/15                    11,590.39                   11,391.00                   10,850.10
11/30/15                    11,542.81                   11,325.00                   10,810.59
12/31/15                    11,456.24                   11,144.00                   10,756.55
01/31/16                    11,417.29                   11,032.00                   10,875.30
02/29/16                    11,469.81                   11,054.00                   10,952.63
03/31/16                    11,751.96                   11,388.00                   11,086.76
04/30/16                    11,851.86                   11,580.00                   11,162.37
05/31/16                    11,869.63                   11,614.00                   11,171.13
06/30/16                    12,026.31                   11,791.00                   11,367.64
07/31/16                    12,204.30                   12,019.00                   11,461.40
08/31/16                    12,220.17                   12,076.00                   11,473.79
09/30/16                    12,239.72                   12,111.00                   11,476.57
10/31/16                    12,127.11                   12,020.00                   11,400.32
11/30/16                    11,948.85                   11,871.00                   11,144.00
12/31/16                    12,028.90                   11,968.00                   11,177.11
01/31/17                    12,122.90                   12,108.00                   11,216.63
02/28/17                    12,264.58                   12,235.00                   11,303.13
03/31/17                    12,284.16                   12,279.00                   11,299.50
04/30/17                    12,399.52                   12,395.00                   11,393.27
05/31/17                    12,518.34                   12,535.00                   11,481.05
06/30/17                    12,526.80                   12,551.00                   11,471.23
07/31/17                    12,641.36                   12,668.00                   11,528.47
08/31/17                    12,735.50                   12,762.00                   11,628.01
09/30/17                    12,753.75                   12,771.00                   11,587.00
10/31/17                    12,816.51                   12,830.00                   11,600.88
11/30/17                    12,854.88                   12,854.00                   11,583.37
12/31/17                    12,939.49                   12,940.00                   11,634.41
01/31/18                    12,975.45                   12,976.00                   11,522.49
02/28/18                    12,767.86                   12,773.00                   11,413.13
03/31/18                    12,783.79                   12,759.00                   11,470.80
04/30/18                    12,734.87                   12,723.00                   11,394.34
05/31/18                    12,813.28                   12,759.00                   11,456.28

                                   [END CHART]

                    Data from 5/31/12 through 5/31/18.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Bloomberg Barclays U.S. Universal Index and the Cornerstone Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date for the USAA Cornerstone Conservative Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

The graph on page 5 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Conservative Fund to the benchmarks listed below. The Manager has developed the Cornerstone Conservative Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (11%), the MSCI ACWI ex USA IMI Net (8%), the Bloomberg Barclays U.S. Universal Index (78%), the Bloomberg Commodity Index Total Return (0.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (0.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

================================================================================

6  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

                        o ASSET ALLOCATION - 5/31/18 o

                       [PIE CHART OF ASSET ALLOCATION]

FIXED-INCOME FUNDS                                                         80.3%
EQUITY & ALTERNATIVE                                                       19.9%

                                 [END PIE CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

           DIVIDEND RECEIVED
          DEDUCTION (CORPORATE        FOREIGN TAXES      FOREIGN SOURCE       QUALIFIED INTEREST
            SHAREHOLDERS)(1)             PAID(2)            INCOME                  INCOME
          --------------------------------------------------------------------------------------
                4.59%                   $74,000             $304,000               $21,000
          --------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE CONSERVATIVE FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Conservative Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
July 24, 2018

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            BONDS (80.3%)

            FIXED-INCOME FUNDS (80.3%)
  244,500   USAA Core Intermediate-Term Bond ETF                                                    $ 11,895
    4,500   USAA Core Short-Term Bond ETF                                                                223
1,300,884   USAA Flexible Income Fund                                                                 11,188
2,014,093   USAA Government Securities Fund                                                           19,235
  705,190   USAA High Income Fund                                                                      5,620
3,978,873   USAA Income Fund                                                                          50,651
4,304,590   USAA Intermediate-Term Bond Fund                                                          44,639
1,569,597   USAA Short-Term Bond Fund                                                                 14,236
                                                                                                    --------
            Total Fixed-Income Funds (cost: $162,147)                                                157,687
                                                                                                    --------
            Total Bonds (cost: $162,147)                                                             157,687
                                                                                                    --------

            EQUITY SECURITIES (19.9%)

            EQUITY & ALTERNATIVE (19.9%)
   25,701   USAA Aggressive Growth Fund                                                                1,223
  173,808   USAA Emerging Markets Fund                                                                 3,266
   57,061   USAA Growth Fund                                                                           1,774
   99,029   USAA Income Stock Fund                                                                     1,939
  374,107   USAA International Fund                                                                   12,241
    2,100   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                    105
   51,100   USAA MSCI International Value Momentum Blend Index ETF                                     2,595
    1,100   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                        59
   51,100   USAA MSCI USA Value Momentum Blend Index ETF                                               2,651
   56,945   USAA Precious Metals and Minerals Fund(a)                                                    744
  149,045   USAA S&P 500 Index Fund                                                                    5,749
  155,503   USAA Small Cap Stock Fund                                                                  2,957
  179,103   USAA Value Fund                                                                            3,768
                                                                                                    --------
            Total Equity & Alternative (cost: $32,520)                                                39,071
                                                                                                    --------
            Total Equity Securities (cost: $32,520)                                                   39,071
                                                                                                    --------

            TOTAL INVESTMENTS (COST: $194,667)                                                      $196,758
                                                                                                    ========

================================================================================

10  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1           LEVEL 2          LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------
Bonds:
  Fixed-Income Funds                          $157,687                $-               $-           $157,687
Equity Securities:
  Equity & Alternative                          39,071                 -                -             39,071
------------------------------------------------------------------------------------------------------------
Total                                         $196,758                $-               $-           $196,758
------------------------------------------------------------------------------------------------------------

For the period of June 1, 2017, through May 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 9.3% of net assets at May 31, 2018.

   The underlying USAA Funds in which the Fund invests are managed by USAA Asset Management Company, an affiliate of the Fund. The Fund invests in the Reward Shares of the USAA S&P 500 Index Fund, the Institutional Shares of the other USAA Mutual Funds Trust and the series of the USAA ETF Trust.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  SPECIFIC NOTES

   (a)  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

12  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in affiliated underlying funds, at market value (cost of $194,667)                  $196,758
   Receivables:
      Capital shares sold                                                                                64
      USAA Asset Management Company (Note 6)                                                              5
      Dividends from affiliated underlying funds                                                        198
                                                                                                   --------
         Total assets                                                                               197,025
                                                                                                   --------
LIABILITIES
   Payables:
      Securities purchased                                                                              199
      Capital shares redeemed                                                                           128
      Bank overdraft                                                                                    348
   Other accrued expenses and payables                                                                   58
                                                                                                   --------
         Total liabilities                                                                              733
                                                                                                   --------
            Net assets applicable to capital shares outstanding                                    $196,292
                                                                                                   ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                 $194,794
   Accumulated undistributed net investment income                                                    1,067
   Accumulated net realized loss on investments                                                      (1,660)
   Net unrealized appreciation of investments                                                         2,091
                                                                                                   --------
            Net assets applicable to capital shares outstanding                                    $196,292
                                                                                                   ========
   Capital shares outstanding, no par value                                                          18,457
                                                                                                   ========
   Net asset value, redemption price, and offering price per share                                 $  10.64
                                                                                                   ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                                             $ 5,674
   Interest                                                                                               22
                                                                                                     -------
      Total income                                                                                     5,696
                                                                                                     -------
EXPENSES
   Custody and accounting fees                                                                            40
   Postage                                                                                                23
   Shareholder reporting fees                                                                             16
   Trustees' fees                                                                                         34
   Registration fees                                                                                      41
   Professional fees                                                                                      64
   Other                                                                                                  13
                                                                                                     -------
         Total expenses                                                                                  231
   Expenses reimbursed                                                                                   (39)
                                                                                                     -------
         Net expenses                                                                                    192
                                                                                                     -------
NET INVESTMENT INCOME                                                                                  5,504
                                                                                                     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
      Sales of affiliated underlying funds                                                               145
      Capital gain distributions from affiliated underlying funds                                        787
   Change in net unrealized appreciation/(depreciation) of affiliated
      underlying funds                                                                                (3,428)
                                                                                                     -------
         Net realized and unrealized loss                                                             (2,496)
                                                                                                     -------
   Increase in net assets resulting from operations                                                  $ 3,008
                                                                                                     =======

See accompanying notes to financial statements.

================================================================================

14  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------------------

                                                                                         2018           2017
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                             $  5,504       $  4,581
   Net realized gain (loss) on sales of affiliated
      underlying funds                                                                    145            (72)
   Net realized gain on capital gain distributions from
      affiliated underlying funds                                                         787            240
   Change in net unrealized appreciation/(depreciation)
      of affiliated underlying funds                                                   (3,428)         6,864
                                                                                     -----------------------
      Increase in net assets resulting from operations                                  3,008         11,613
                                                                                     -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                               (5,500)        (4,387)
                                                                                     -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                           70,509         71,716
   Reinvested dividends                                                                 5,478          4,355
   Cost of shares redeemed                                                            (51,957)       (46,248)
                                                                                     -----------------------
      Increase in net assets from capital share transactions                           24,030         29,823
                                                                                     -----------------------
   Net increase in net assets                                                          21,538         37,049

NET ASSETS
   Beginning of year                                                                  174,754        137,705
                                                                                     -----------------------
   End of year                                                                       $196,292       $174,754
                                                                                     =======================
Accumulated undistributed net investment income:
   End of year                                                                       $  1,067       $  1,063
                                                                                     =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                          6,527          6,825
   Shares issued for dividends reinvested                                                 509            420
   Shares redeemed                                                                     (4,819)        (4,408)
                                                                                     -----------------------
      Increase in shares outstanding                                                    2,217          2,837
                                                                                     =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Cornerstone Conservative Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek current income. The Fund also considers the potential for capital appreciation.

The Fund is a "fund of funds" in that it invests in a selection of USAA mutual funds and exchange-traded funds (ETFs) (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

16  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than ETFs are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    2. Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time a fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used.

    3. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

        realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

18  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    May 31, 2018, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

20  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                      2018               2017
                                                  ------------------------------
Ordinary income*                                  $5,500,000         $ 4,387,000

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $ 1,067,000
Accumulated capital and other losses                                  (1,097,000)
Unrealized appreciation of investments                                 1,528,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2018, the Fund utilized capital loss carryforwards of $924,000, to offset capital gains. At May 31, 2018, the Fund had net capital loss carryforwards of $1,097,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                      CAPITAL LOSS CARRYFORWARDS
                               -----------------------------------------
                                             TAX CHARACTER
                               -----------------------------------------
                               (NO EXPIRATION)                 BALANCE
                               ---------------               -----------
                                    Short-Term               $   164,000
                                     Long-Term                   933,000
                                                             -----------
                                         Total               $ 1,097,000
                                                             ===========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                               NET
                                               GROSS          GROSS         UNREALIZED
                                             UNREALIZED     UNREALIZED     APPRECIATION/
FUND                          TAX COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------
USAA Cornerstone
 Conservative Fund          $195,230,000     $6,072,000     $(4,544,000)     $1,528,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $37,271,000 and $8,950,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and

================================================================================

22  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

Financial Statements while non-cash collateral is not included. At May 31, 2018, the Fund had no securities on loan.

(6) AGREEMENTS WITH MANAGER

ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Fund for these services.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services. In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the professional fees on the Fund's Statement of Operations and, for the year ended May 31, 2018, were $3,000 for the Fund.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2018, to limit the total annual operating expenses of the Fund to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2018, the Fund incurred reimbursable expenses of $39,000, of which $5,000 was receivable from the Manager.

TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the Fund for these services.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the underlying USAA Funds' net assets. At May 31, 2018, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA Funds:

    AFFILIATED USAA FUND                                            OWNERSHIP %
    ---------------------------------------------------------------------------
    Aggressive Growth                                                   0.1
    Core Intermediate-Term Bond ETF                                     8.3
    Core Short-Term Bond ETF                                            0.4
    Emerging Markets                                                    0.3
    Flexible Income                                                    19.2
    Government Securities                                               3.2
    Growth                                                              0.1
    High Income                                                         0.3
    Income                                                              0.7
    Income Stock                                                        0.1
    Intermediate-Term Bond                                              1.1
    International                                                       0.3
    MSCI Emerging Markets Value Momentum Blend Index ETF                0.1
    MSCI International Value Momentum Blend Index ETF                   0.9
    MSCI USA Small Cap Value Momentum Blend Index ETF                   0.1
    MSCI USA Value Momentum Blend Index ETF                             0.7
    Precious Metals and Minerals                                        0.1
    S&P 500 Index                                                       0.1
    Short-Term Bond                                                     0.4
    Small Cap Stock                                                     0.2
    Value                                                               0.2

================================================================================

24  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2018:

                                                                              CHANGE IN
                                                                                 NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED      PURCHASE      SALES    DIVIDEND     GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND        COST(a)    PROCEEDS    INCOME     (LOSS)    DISTRIBUTIONS   DEPRECIATION    05/31/2017  05/31/2018
-------------------------------------------------------------------------------------------------------------------
Aggressive
 Growth         $    92     $      -   $    10    $    -         $ 82         $  116         $    1,015   $   1,223
Core
 Intermediate-
 Term
 Bond ETF        12,125            -       133         -            -           (230)                 -      11,895
Core
 Short-Term
 Bond ETF           226            -         2         -            -             (3)                 -         223
Emerging
 Markets             17            -        17         -            -            214              3,035       3,266
Flexible
 Income           2,788        1,500       388      (140)           -         (1,010)            11,050      11,188
Government
 Securities       4,157            -       407         -            -           (607)            15,685      19,235
Growth               43            -         9         -           34            191              1,540       1,774
High Income         483        5,750       483        86            -           (344)            11,145       5,620
Income            7,037            -     1,691         -           95         (1,659)            45,273      50,651
Income Stock        159        1,000        53       170          106           (104)             2,714       1,939
Intermediate-
 Term Bond        2,674            -     1,574         -            -         (1,323)            43,288      44,639
International       404          700       340        29           64            614             11,894      12,241
MSCI
 Emerging
 Markets Value
 Momentum
 Blend Index
 ETF                105            -         1         -            -              -                  -         105
MSCI
 International
 Value
 Momentum
 Blend Index
 ETF              2,578            -         4         -            -             17                  -       2,595
MSCI
 USA Small
 Cap Value
 Momentum
 Blend Index
 ETF                 55            -         -         -            -              4                  -          59

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

                                                                             CHANGE IN
                                                                                NET
($ IN 000s)                                       REALIZED     CAPITAL       UNREALIZED
AFFILIATED      PURCHASE      SALES    DIVIDEND     GAIN        GAIN        APPRECIATION/         MARKET VALUE
USAA FUND        COST(a)    PROCEEDS    INCOME     (LOSS)   DISTRIBUTIONS   DEPRECIATION     05/31/2017  05/31/2018
-------------------------------------------------------------------------------------------------------------------
MSCI USA
 Value
 Momentum
 Blend Index
 ETF            $ 2,576     $      -   $    15    $    -        $  -         $    75         $        -   $   2,651
Precious
 Metals and
 Minerals             -            -         -         -           -               -                744         744
S&P 500 Index       195            -        95         -           -             616              4,938       5,749
Short-Term
 Bond               811            -       311         -           -            (202)            13,627      14,236
Small Cap
 Stock              326            -        87         -         189             203              2,428       2,957
Value               420            -        54         -         217               4              3,344       3,768
-------------------------------------------------------------------------------------------------------------------
TOTAL           $37,271     $  8,950   $ 5,674    $  145        $787         $(3,428)        $  171,720   $ 196,758
-------------------------------------------------------------------------------------------------------------------

(a) Includes reinvestment of distributions from dividend income and realized gains.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

26  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED MAY 31,
                                  ------------------------------------------------------------------------------
                                      2018            2017                2016             2015             2014
                                  ------------------------------------------------------------------------------
Net asset value at
  beginning of period             $  10.76        $  10.27            $  10.68         $  10.77         $  10.60
                                  ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .30             .31                 .35              .31              .34(a)
  Net realized and
    unrealized gain (loss)            (.11)            .49                (.37)            (.06)             .17(a)
                                  ------------------------------------------------------------------------------
Total from investment
  operations                           .19             .80                (.02)             .25              .51(a)
                                  ------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.31)           (.31)               (.34)            (.32)            (.32)
  Realized capital gains                 -               -                (.05)            (.02)            (.02)
                                  ------------------------------------------------------------------------------
Total distributions                   (.31)           (.31)               (.39)            (.34)            (.34)
                                  ------------------------------------------------------------------------------
Net asset value at end
  of period                       $  10.64        $  10.76            $  10.27         $  10.68         $  10.77
                                  ==============================================================================
Total return (%)*                     1.79            7.93                (.05)            2.37             4.99
Net assets at end
  of period (000)                 $196,292        $174,754            $137,705         $145,626         $109,013
Ratios to average
  net assets:**
  Expenses (%)(b)                      .10             .10                 .10              .10              .10(c)
  Expenses, excluding
    reimbursements (%)(b)              .12             .15                 .15              .15              .20(c)
  Net investment income (%)           2.87            3.02                3.38             3.03             3.27
Portfolio turnover (%)                   5               7(d)               43(e)             5                1

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $192,026,000.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d) Reflects a return to normal trading levels after a prior year transition or allocation shift.
(e) Reflects increased trading activity due to changes in asset allocation strategies.

================================================================================

28  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expenses paid in the table below.

                                                                                       EXPENSES PAID
                                         BEGINNING                ENDING               DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2017 -
                                      DECEMBER 1, 2017         MAY 31, 2018             MAY 31, 2018
                                      -----------------------------------------------------------------
Actual                                    $1,000.00             $  992.60                  $0.50

Hypothetical
 (5% return before expenses)               1,000.00              1,024.43                   0.50

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (0.74)% for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

30  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the

================================================================================

32  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Manager's role in coordinating the activities of the Fund other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including the fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies with the same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Manager does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses and any reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

services provided by the Manager. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe for the one-and five-year periods ended December 31, 2017 and above the average of its performance universe for the three-year period ended December 31, 2017, and was below its Lipper index for the one-, three-and five-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and five-year periods ended December 31, 2017, and was in the top 40% of its performance universe for the three-year period ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration that the Manager does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Manager's business as a whole. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed the Fund for certain expenses. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also took into account the Manager's receipt of fees from the underlying funds in which the Fund invests. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager

================================================================================

34  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Advisory Agreement. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of the funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

36  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

38  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

40  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

42  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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97446-0718                                   (C)2018, USAA. All rights reserved.


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   USAA(R)

                                       [GRAPHIC OF USAA CORNERSTONE EQUITY FUND]

 ==============================================================

       ANNUAL REPORT
       USAA CORNERSTONE EQUITY FUND
       MAY 31, 2018

 ==============================================================

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

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PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

--------------------------------------------------------------------------------

JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

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

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in the European Union. Fears about the future of the European Union drove a
"flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

   Distributions to Shareholders                                               8

   Report of Independent Registered
     Public Accounting Firm                                                    9

   Portfolio of Investments                                                   10

   Notes to Portfolio of Investments                                          11

   Financial Statements                                                       12

   Notes to Financial Statements                                              15

   Financial Highlights                                                       26

EXPENSE EXAMPLE                                                               27

ADVISORY AGREEMENT(S)                                                         29

TRUSTEES' AND OFFICERS' INFORMATION                                           35

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

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

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MANAGERS' COMMENTARY ON THE FUND

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   [PHOTO OF LANCE HUMPHREY]                  [PHOTO OF WASIF A. LATIF]

   LANCE HUMPHREY, CFA                        WASIF A. LATIF
   USAA Asset                                 USAA Asset
   Management Company                         Management Company

--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   Financial assets produced mixed returns during the reporting period: stocks posted gains, but bonds finished flat to slightly lower. This performance gap largely reflected the divergent effect that improving economic growth had on the two categories. Global economic conditions strengthened in 2017, with a distinct acceleration in growth across the United States, Europe, Japan, and the emerging markets. China, in particular, re-emerged as an important driver of the world economy. The emergence of a synchronized global expansion fed through to corporate results, fueling strength in both revenues and bottom-line earnings. The passage of sweeping tax reform in the United States, highlighted by a reduction in the corporate income tax rate, provided a further boost to the economic outlook in late 2017.

   In combination, these trends led to a steady advance in global equities from the beginning of the reporting period to the end of January 2018. At that time, however, stronger growth began to fuel concerns that the possibility of higher inflation would cause the Federal Reserve and other world central banks to raise interest rates sooner than investors had expected. This worry, together with the prospect of protectionist trade policies in the United States, contributed to uneven stock market performance through the final four months of the reporting period.

   Despite the lower returns for equities from February 2018 onward, the key indexes finished with positive returns thanks to their rally earlier in the

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

   reporting period. Developed- and emerging-market international stocks also registered gains but trailed U.S. stocks.

o HOW DID THE USAA CORNERSTONE EQUITY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended May 31, 2018, the Fund had a total return of 10.32%. This compares to a return of 11.84% for the MSCI All-Country World Index and 12.60% for the Cornerstone Equity Composite Index.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

   The Fund posted a positive absolute return and delivered competitive results compared to its benchmarks, which we view as a validation of our diversified approach.

   The Fund's allocation to stocks was the primary driver of its reporting period return. Consistent with the broader market environment, the U.S. portion of the equity portfolio generated the largest gains. However, our tilt toward the value style over growth was a minor detractor from performance versus the benchmarks. A position in small-cap stocks was a particularly significant contributor. The Fund's position in foreign stocks, while not keeping pace with the U.S. market, nonetheless finished in positive territory and contributed to both absolute and relative performance.

   Although shifting headlines fueled wide swings in day-to-day returns across most major asset classes in recent months, we maintained a steady approach on the belief that the core, fundamental drivers of market performance are still largely in place. We think the recent advance has

   Refer to page 6 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA CORNERSTONE EQUITY FUND

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been well-supported by fundamentals, but we remain cautious on U.S. stocks due to valuations that are above the historical average. At the same time, we believe developed-market international equities have better long-term return potential due to their stronger earnings outlook and lower valuations. The emerging markets also continue to offer an attractive longer-term opportunity, even though the asset class remains vulnerable to geopolitical risks.

The key pillars of the recent strength in financial assets--improving economic growth and rising corporate earnings--remained in place at the close of the reporting period. Nevertheless, the somewhat expensive valuations for stocks and bonds may indicate increased potential for unexpected developments to disrupt the markets in the months ahead. Our approach to these circumstances is to maintain a diversified, global portfolio designed to identify areas of the market that feature healthy fundamentals and attractive valuations, while tilting away from those where we don't see a compelling risk-return profile. We believe this long-term, value-driven methodology will be critical to generating positive risk-adjusted returns through a broad range of possible outcomes for the markets.

Thank you for allowing us to help you manage your investments.

The assets of the Cornerstone Equity Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o The underlying funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; and (7) foreign and emerging markets. o These types of investments and asset classes may be more volatile than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

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INVESTMENT OVERVIEW

USAA CORNERSTONE EQUITY FUND (THE FUND)
(Ticker Symbol: UCEQX)

--------------------------------------------------------------------------------
                                                5/31/18              5/31/17
--------------------------------------------------------------------------------
Net Assets                                  $200.2 Million       $143.7 Million
Net Asset Value Per Share                      $15.49                $14.31

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
   1 YEAR                      5 YEARS                SINCE INCEPTION 6/08/12
   10.32%                       8.38%                         10.03%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/17*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        1.04%         AFTER REIMBURSEMENT        0.94%

               (Includes acquired fund fees and expenses of 0.84%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2018. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA CORNERSTONE EQUITY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        CORNERSTONE EQUITY            MSCI-ALL COUNTRY           USAA CORNERSTONE
                         COMPOSITE INDEX                 WORLD INDEX                EQUITY FUND
05/31/12                   $10,000.00                   $10,000.00                  $10,000.00
06/30/12                    10,454.60                    10,493.89                   10,250.00
07/31/12                    10,589.58                    10,637.55                   10,290.00
08/31/12                    10,827.10                    10,868.84                   10,570.00
09/30/12                    11,138.14                    11,211.17                   10,940.00
10/31/12                    11,030.66                    11,136.45                   10,810.00
11/30/12                    11,148.74                    11,278.85                   10,900.00
12/31/12                    11,372.54                    11,534.33                   11,162.00
01/31/13                    11,911.10                    12,065.70                   11,546.00
02/28/13                    11,949.36                    12,063.82                   11,516.00
03/31/13                    12,236.03                    12,284.39                   11,718.00
04/30/13                    12,525.80                    12,635.33                   11,728.00
05/31/13                    12,557.29                    12,600.66                   11,839.00
06/30/13                    12,241.81                    12,232.36                   11,455.00
07/31/13                    12,823.59                    12,817.95                   12,062.00
08/31/13                    12,548.66                    12,550.90                   11,839.00
09/30/13                    13,138.37                    13,199.17                   12,355.00
10/31/13                    13,636.56                    13,729.68                   12,779.00
11/30/13                    13,842.16                    13,924.12                   12,941.00
12/31/13                    14,103.21                    14,164.33                   13,133.00
01/31/14                    13,647.54                    13,597.75                   12,650.00
02/28/14                    14,304.34                    14,254.63                   13,308.00
03/31/14                    14,361.97                    14,318.01                   13,308.00
04/30/14                    14,453.58                    14,454.31                   13,339.00
05/31/14                    14,731.26                    14,761.74                   13,596.00
06/30/14                    15,045.40                    15,039.67                   13,925.00
07/31/14                    14,801.75                    14,857.27                   13,596.00
08/31/14                    15,186.81                    15,185.48                   13,966.00
09/30/14                    14,684.35                    14,693.04                   13,442.00
10/31/14                    14,878.84                    14,796.48                   13,534.00
11/30/14                    15,102.65                    15,043.97                   13,812.00
12/31/14                    14,891.46                    14,753.68                   13,520.00
01/31/15                    14,664.01                    14,523.01                   13,415.00
02/28/15                    15,433.86                    15,331.53                   14,098.00
03/31/15                    15,240.37                    15,093.97                   13,856.00
04/30/15                    15,577.10                    15,531.92                   14,245.00
05/31/15                    15,616.59                    15,511.65                   14,287.00
06/30/15                    15,300.22                    15,146.48                   13,961.00
07/31/15                    15,393.23                    15,278.01                   13,919.00
08/31/15                    14,425.51                    14,230.68                   13,048.00
09/30/15                    13,953.00                    13,715.12                   12,628.00
10/31/15                    14,962.73                    14,791.55                   13,541.00
11/30/15                    14,877.68                    14,669.41                   13,510.00
12/31/15                    14,614.35                    14,404.86                   13,213.00
01/31/16                    13,759.41                    13,536.09                   12,474.00
02/29/16                    13,698.87                    13,442.98                   12,441.00
03/31/16                    14,705.73                    14,439.21                   13,333.00
04/30/16                    14,926.32                    14,652.35                   13,540.00
05/31/16                    15,003.93                    14,670.82                   13,605.00
06/30/16                    14,969.43                    14,582.01                   13,540.00
07/31/16                    15,578.68                    15,210.40                   14,149.00
08/31/16                    15,608.28                    15,261.58                   14,225.00
09/30/16                    15,709.73                    15,355.08                   14,301.00
10/31/16                    15,400.25                    15,094.44                   14,040.00
11/30/16                    15,637.42                    15,209.15                   14,301.00
12/31/16                    15,975.19                    15,537.71                   14,549.00
01/31/17                    16,365.03                    15,962.58                   14,964.00
02/28/17                    16,825.88                    16,410.38                   15,290.00
03/31/17                    16,969.59                    16,611.09                   15,503.00
04/30/17                    17,206.69                    16,870.00                   15,772.00
05/31/17                    17,497.93                    17,242.53                   16,052.00
06/30/17                    17,613.72                    17,320.93                   16,176.00
07/31/17                    18,059.87                    17,804.96                   16,557.00
08/31/17                    18,120.48                    17,873.19                   16,580.00
09/30/17                    18,491.82                    18,218.49                   16,984.00
10/31/17                    18,852.58                    18,596.81                   17,286.00
11/30/17                    19,245.37                    18,956.82                   17,578.00
12/31/17                    19,534.73                    19,262.45                   17,835.00
01/31/18                    20,515.10                    20,349.13                   18,738.00
02/28/18                    19,654.67                    19,494.53                   17,903.00
03/31/18                    19,389.69                    19,077.24                   17,617.00
04/30/18                    19,516.75                    19,259.40                   17,709.00
05/31/18                    19,716.68                    19,283.42                   17,709.00

                                   [END CHART]

                    Data from 5/31/12 through 5/31/18.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Cornerstone Equity Composite Index and MSCI All-Country World Index is calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Equity Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

The graph on page 5 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Equity Fund to the benchmarks listed below. The Manager has developed the Cornerstone Equity Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Equity Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (56%), the MSCI ACWI ex USA IMI Net (37%), the Bloomberg Commodity Index Total Return (2.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

6  | USAA CORNERSTONE EQUITY FUND

================================================================================

                        o ASSET ALLOCATION - 5/31/18 o

                       [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE                                                       98.7%
MONEY MARKET INSTRUMENTS                                                    1.3%

                              [END PIE CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

       DIVIDEND RECEIVED        LONG-TERM
      DEDUCTION (CORPORATE     CAPITAL GAIN      FOREIGN TAXES    FOREIGN SOURCE     QUALIFIED INTEREST
        SHAREHOLDERS)(1)      DISTRIBUTIONS(2)       PAID(3)          INCOME               INCOME
      -------------------------------------------------------------------------------------------------
            23.51%               $854,000           $306,000         $1,238,000            $26,000
      -------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.
(3) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA CORNERSTONE EQUITY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE EQUITY FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Equity Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since 2002.

San Antonio, Texas
July 24, 2018

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (98.7%)

            EQUITY & ALTERNATIVE (98.7%)
  171,561   USAA Aggressive Growth Fund                                                             $  8,165
  570,690   USAA Emerging Markets Fund                                                                10,723
  334,739   USAA Growth Fund                                                                          10,407
  509,616   USAA Income Stock Fund                                                                     9,978
1,204,012   USAA International Fund                                                                   39,395
  199,200   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                  9,954
  569,200   USAA MSCI International Value Momentum Blend Index ETF                                    28,904
   76,200   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                     4,101
  550,200   USAA MSCI USA Value Momentum Blend Index ETF                                              28,544
  121,320   USAA Precious Metals and Minerals Fund(a)                                                  1,585
  728,651   USAA S&P 500 Index Fund                                                                   28,104
  302,256   USAA Small Cap Stock Fund                                                                  5,749
  567,213   USAA Value Fund                                                                           11,934
                                                                                                    --------
            Total Equity & Alternative (cost: $174,271)                                              197,543
                                                                                                    --------
            Total Equity Securities (cost: $174,271)                                                 197,543
                                                                                                    --------
            MONEY MARKET INSTRUMENTS (1.3%)

            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.3%)
2,605,893   State Street Institutional Treasury Money Market Fund Premier
              Class, 1.66%(b) (cost: $2,606)                                                           2,606
                                                                                                    --------

            TOTAL INVESTMENTS (COST: $176,877)                                                      $200,149
                                                                                                    ========

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1         LEVEL 2          LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------
Equity Securities:
  Equity & Alternative                           $197,543               $-               $-         $197,543
Money Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                                    2,606                -                -            2,606
------------------------------------------------------------------------------------------------------------
Total                                            $200,149               $-               $-         $200,149
------------------------------------------------------------------------------------------------------------

For the period of June 1, 2017, through May 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

10  | USAA CORNERSTONE EQUITY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 44.4% of net assets at May 31, 2018.

   The underlying USAA Funds in which the Fund invests are managed by USAA Asset Management Company, an affiliate of the Fund. The Fund invests in the Reward Shares of the USAA S&P 500 Index Fund, the Institutional Shares of the other USAA Mutual Funds Trust and the series of the USAA ETF Trust.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  SPECIFIC NOTES

   (a) Non-income-producing security.

   (b) Rate represents the money market fund annualized seven-day yield at May 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  11

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in affiliated underlying funds, at market value (cost of $174,271)            $197,543
   Investments in securities, at market value (cost of $2,606)                               $  2,606
   Receivables:
      Capital shares sold                                                                         201
      USAA Asset Management Company (Note 6)                                                       11
      USAA Transfer Agency Company (Note 6)                                                         1
      Interest                                                                                      3
                                                                                             --------
         Total assets                                                                         200,365
                                                                                             --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                     117
   Other accrued expenses and payables                                                             62
                                                                                             --------
         Total liabilities                                                                        179
                                                                                             --------
            Net assets applicable to capital shares outstanding                              $200,186
                                                                                             ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                           $169,056
   Accumulated undistributed net investment income                                                135
   Accumulated net realized gain on investments                                                 7,723
   Net unrealized appreciation of investments                                                  23,272
                                                                                             --------
            Net assets applicable to capital shares outstanding                              $200,186
                                                                                             ========
   Capital shares outstanding, no par value                                                    12,922
                                                                                             ========
   Net asset value, redemption price, and offering price per share                           $  15.49
                                                                                             ========

See accompanying notes to financial statements.

================================================================================

12  | USAA CORNERSTONE EQUITY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                                      $ 2,730
   Interest                                                                                        28
                                                                                              -------
      Total income                                                                              2,758
                                                                                              -------
EXPENSES
   Custody and accounting fees                                                                     39
   Postage                                                                                         34
   Shareholder reporting fees                                                                      16
   Trustees' fees                                                                                  34
   Registration fees                                                                               33
   Professional fees                                                                               64
   Other                                                                                           13
                                                                                              -------
         Total expenses                                                                           233
   Expenses reimbursed                                                                            (57)
                                                                                              -------
         Net expenses                                                                             176
                                                                                              -------
NET INVESTMENT INCOME                                                                           2,582
                                                                                              -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
      Sales of affiliated underlying funds                                                      5,665
      Capital gain distributions from affiliated underlying funds                               2,528
   Change in net unrealized appreciation/(depreciation) of
      affiliated underlying funds                                                               4,757
                                                                                              -------
         Net realized and unrealized gain                                                      12,950
                                                                                              -------
   Increase in net assets resulting from operations                                           $15,532
                                                                                              =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-----------------------------------------------------------------------------------------------------

                                                                                  2018           2017
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                      $  2,582       $  1,585
   Net realized gain (loss) on sales of affiliated underlying funds              5,665           (130)
   Net realized gain on capital gain distributions from
      affiliated underlying funds                                                2,528          1,033
   Change in net unrealized appreciation/(depreciation) of
      affiliated underlying funds                                                4,757         17,011
                                                                              -----------------------
      Increase in net assets resulting from operations                          15,532         19,499
                                                                              -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (2,560)        (1,627)
   Net realized gains                                                             (864)        (1,772)
                                                                              -----------------------
      Distributions to shareholders                                             (3,424)        (3,399)
                                                                              -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                    78,676         56,058
   Reinvested dividends                                                          3,420          3,389
   Cost of shares redeemed                                                     (37,676)       (31,864)
                                                                              -----------------------
      Increase in net assets from capital share transactions                    44,420         27,583
                                                                              -----------------------
   Capital contribution from USAA Transfer Agency Company (Note 6)                   1              -
                                                                              -----------------------
   Net increase in net assets                                                   56,529         43,683

NET ASSETS
   Beginning of year                                                           143,657         99,974
                                                                              -----------------------
   End of year                                                                $200,186       $143,657
                                                                              =======================
Accumulated undistributed net investment income:
   End of year                                                                $    135       $    113
                                                                              =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                   5,111          4,188
   Shares issued for dividends reinvested                                          220            258
   Shares redeemed                                                              (2,448)        (2,401)
                                                                              -----------------------
      Increase in shares outstanding                                             2,883          2,045
                                                                              =======================

See accompanying notes to financial statements.

================================================================================

14  | USAA CORNERSTONE EQUITY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Cornerstone Equity Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek capital appreciation over the long term.

The Fund is a "fund of funds" in that it invests in a selection of USAA mutual funds and exchange-traded funds (ETFs) (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Investments in the underlying USAA Funds and other open-end investment companies, other than ETFs are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   2. Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time a fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used.

   3. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

================================================================================

16  | USAA CORNERSTONE EQUITY FUND

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that

================================================================================

18  | USAA CORNERSTONE EQUITY FUND

================================================================================

might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the period ended May 31, 2018, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                        2018              2017
                                                    ----------------------------
Ordinary income*                                    $2,570,000        $1,627,000
Long-term realized capital gain                        854,000         1,772,000
                                                    ----------        ----------
   Total distributions paid                         $3,424,000        $3,399,000
                                                    ==========        ==========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $ 1,475,000
Undistributed long-term capital gains                                  6,716,000
Unrealized appreciation of investments                                22,939,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                           NET
                                                  GROSS              GROSS            UNREALIZED
                                                UNREALIZED         UNREALIZED        APPRECIATION/
FUND                         TAX COST          APPRECIATION       DEPRECIATION      (DEPRECIATION)
--------------------------------------------------------------------------------------------------
USAA Cornerstone
  Equity Fund              $177,210,000        $23,389,000         $(450,000)        $22,939,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $112,268,000 and $67,050,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with

================================================================================

20  | USAA CORNERSTONE EQUITY FUND

================================================================================

collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At May 31, 2018, the Fund had no securities on loan.

(6) AGREEMENTS WITH MANAGER

ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Fund for these services.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services. In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the professional fees on the Fund's Statement of Operations and, for the year ended May 31, 2018, were $2,000 for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

EXPENSE LIMITATION - The Manager agreed, through September 30, 2018, to limit the total annual operating expenses of the Fund to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2018, the Fund incurred reimbursable expenses of $57,000, of which $11,000 was receivable from the Manager.

TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the Fund for these services. For the year ended May 31, 2018, the Fund recorded a capital contribution and a receivable from SAS of $1,000 for adjustments related to corrections to certain shareholder transactions.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the underlying USAA Funds' net assets. At May 31, 2018, the Fund owned

================================================================================

22  | USAA CORNERSTONE EQUITY FUND

================================================================================

the following percentages of the total outstanding shares of each of the underlying USAA Funds:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Aggressive Growth                                                      0.5
Emerging Markets                                                       1.1
Growth                                                                 0.4
Income Stock                                                           0.4
International                                                          0.9
MSCI Emerging Markets Value Momentum Blend Index ETF                   6.1
MSCI International Value Momentum Blend Index ETF                     10.0
MSCI USA Small Cap Value Momentum Blend Index ETF                      6.9
MSCI USA Value Momentum Blend Index ETF                                7.7
Precious Metals and Minerals                                           0.3
S&P 500 Index                                                          0.4
Small Cap Stock                                                        0.3
Value                                                                  0.8

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2018:

                                                                                    CHANGE IN
                                                                                       NET
($ IN 000s)                                            REALIZED     CAPITAL         UNREALIZED
AFFILIATED         PURCHASE      SALES     DIVIDEND      GAIN         GAIN         APPRECIATION/         MARKET VALUE
USAA FUND           COST(a)     PROCEEDS    INCOME      (LOSS)    DISTRIBUTIONS    DEPRECIATION     05/31/2017  05/31/2018
--------------------------------------------------------------------------------------------------------------------------
Aggressive
  Growth            $  6,411     $ 3,000     $   18     $  598        $  143          $ (123)       $  4,279      $  8,165
Emerging
  Markets              1,031       4,500         81        399             -             643          13,150        10,723
Growth                   714       2,500         68        315           246           1,065          10,813        10,407
Income Stock           4,394       9,600        252      1,033           442            (433)         14,584         9,978
International          8,177      18,500      1,369      1,311           259           1,667          46,740        39,395
MSCI Emerging
  Markets Value
  Momentum
  Blend Index
  ETF                 10,150           -         27          -             -            (196)              -         9,954
MSCI
  International
  Value
  Momentum
  Blend Index
  ETF                 29,158           -         23          -             -            (254)              -        28,904
MSCI
  USA Small
  Cap Value
  Momentum
  Blend Index
  ETF                  3,862           -         14          -             -             239               -         4,101
MSCI
  USA Value
  Momentum
  Blend Index
  ETF                 28,211           -        107          -             -             333               -        28,544
Precious
  Metals and
  Minerals               100           -          -          -             -               5           1,480         1,585
S&P 500
  Index               13,366       9,500        366        837             -           1,870          21,531        28,104
Small Cap
  Stock                3,298      10,450        109      1,096           239             (65)         11,870         5,749
Value                  3,396       9,000        296         76         1,199               6          17,456        11,934
--------------------------------------------------------------------------------------------------------------------------
TOTAL               $112,268     $67,050     $2,730     $5,665        $2,528          $4,757        $141,903      $197,543
--------------------------------------------------------------------------------------------------------------------------

(a)Includes reinvestment of distributions from dividend income and realized gains.

================================================================================

24  | USAA CORNERSTONE EQUITY FUND

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED MAY 31,
                                     ------------------------------------------------------------------------
                                         2018            2017            2016            2015            2014
                                     ------------------------------------------------------------------------
Net asset value at
  beginning of period                $  14.31        $  12.51         $ 13.61         $ 13.22         $ 11.71
                                     ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .22             .19             .16             .24             .17
  Net realized and
    unrealized gain (loss)               1.26            2.02            (.82)            .42            1.55
                                     ------------------------------------------------------------------------
Total from investment
  operations                             1.48            2.21            (.66)            .66            1.72
                                     ------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.22)           (.19)           (.15)           (.24)           (.16)
  Realized capital gains                 (.08)           (.22)           (.29)           (.03)           (.05)
                                     ------------------------------------------------------------------------
Total distributions                      (.30)           (.41)           (.44)           (.27)           (.21)
                                     ------------------------------------------------------------------------
Net asset value at
  end of period                      $  15.49        $  14.31         $ 12.51         $ 13.61         $ 13.22
                                     ========================================================================
Total return (%)*                       10.32           17.99           (4.77)           5.08           14.84
Net assets at
  end of period (000)                $200,186        $143,657         $99,974         $91,726         $66,040
Ratios to average net assets:**
  Expenses (%)(a)                         .10             .10             .10             .10             .10(b)
  Expenses, excluding
    reimbursements (%)(a)                 .13             .20             .22             .24             .33(b)
  Net investment income (%)              1.46            1.39            1.36            1.77            1.45
Portfolio turnover (%)                     38(c)            7              15               8               2

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $176,610,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Reflects an increase in trading activity due to asset allocation shifts.

================================================================================

26  | USAA CORNERSTONE EQUITY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's

================================================================================

                                                           EXPENSE EXAMPLE |  27

================================================================================

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expenses paid in the table below.

                                                                                    EXPENSES PAID
                                          BEGINNING              ENDING             DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE       DECEMBER 1, 2017 -
                                       DECEMBER 1, 2017       MAY 31, 2018           MAY 31, 2018
                                       -------------------------------------------------------------
Actual                                    $1,000.00            $1,007.40                $0.50

Hypothetical
  (5% return before expenses)              1,000.00             1,024.23                 0.50

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.74% for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

28  | USAA CORNERSTONE EQUITY FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

================================================================================

30  | USAA CORNERSTONE EQUITY FUND

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Manager's role in coordinating the activities of the Fund other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including the fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies with similar investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Manager does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses and any reimbursements, were below the median

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe for the one- and five-year periods ended December 31, 2017, and above the average of its performance universe for the three-year period ended December 31, 2017, and was above its Lipper index for the one- and three-year periods ended December 31, 2017, and below its Lipper index for the five-year period ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the three-year period ended December 31, 2017, and was in the bottom 50% of its performance universe for the one- and five-year periods ended December 31, 2017. The Board also took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration that the Manager does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Manager's business as a whole. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the

================================================================================

32  | USAA CORNERSTONE EQUITY FUND

================================================================================

Manager has reimbursed the Fund for certain expenses. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also took into account the Manager's receipt of fees from the underlying funds.

The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Advisory Agreement. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of the funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

34  | USAA CORNERSTONE EQUITY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

36  | USAA CORNERSTONE EQUITY FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

38  | USAA CORNERSTONE EQUITY FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

40  | USAA CORNERSTONE EQUITY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

     (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

42  | USAA CORNERSTONE EQUITY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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================================================================================
97449-0718                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                        [GRAPHIC OF USAA CORNERSTONE MODERATELY AGGRESSIVE FUND]

 ============================================================

         ANNUAL REPORT
         USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
         MAY 31, 2018

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

--------------------------------------------------------------------------------

JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

================================================================================

================================================================================

in the European Union. Fears about the future of the European Union drove a "flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Distributions to Shareholders                                              9

    Report of Independent Registered
      Public Accounting Firm                                                  10

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         37

    Financial Statements                                                      43

    Notes to Financial Statements                                             46

    Financial Highlights                                                      62

EXPENSE EXAMPLE                                                               63

ADVISORY AGREEMENT(S)                                                         65

TRUSTEES' AND OFFICERS' INFORMATION                                           71

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

  WASIF A. LATIF                                 LANCE HUMPHREY, CFA
  ARNOLD J. ESPE, CFA

-------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced mixed returns: stocks posted gains, but bonds finished flat to slightly lower. This performance gap largely reflected the divergent effect that improving economic growth had on the two categories. Global economic conditions strengthened in 2017, with a distinct acceleration in growth across the United States, Europe, Japan, and the emerging markets. China, in particular, re-emerged as an important driver of the world economy. The emergence of a synchronized global expansion fed through to corporate results, fueling strength in both revenues and bottom-line earnings. The passage of sweeping tax reform in the United States, highlighted by a reduction in the corporate income tax rate, provided a further boost to the economic outlook in late 2017.

    In combination, these trends led to a steady advance in global equities from the beginning of the reporting period to the end of January 2018.
    At that time, however, stronger growth began to fuel concerns that the possibility of higher inflation would cause the Federal Reserve and other world central banks to raise interest rates sooner than investors had expected. This worry, together with the prospect of protectionist trade policies in the United States, contributed to uneven stock market performance through the final four months of the reporting period.

    Despite the weaker showing for equities from February 2018 onward, the key indexes finished with positive returns thanks to their earlier rally. Developed- and emerging-market international stocks also registered gains but trailed the United States.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    While the improving outlook for growth provided a boost for stocks, it weighed on the interest-rate sensitive segments of the bond market. High-yield bonds, which benefitted from rising corporate earnings and generally robust investor risk appetites, posted a gain and outperformed investment-grade issues.

o HOW DID THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2018, the Fund had a total return of 6.52%. This compares to returns of 11.84% for the MSCI All-Country World Index and 7.54% for the Cornerstone Moderately Aggressive Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund posted a positive absolute return and delivered competitive results compared to its benchmarks, which we view as a validation of our diversified approach.

    The Fund's allocation to stocks was the primary driver of its reporting period return. Consistent with the broader market environment, the U.S. portion of the equity portfolio generated the largest gains. The Fund's position in foreign stocks, while not keeping pace with the U.S. market, nonetheless finished in positive territory and contributed to both absolute and relative performance.

    Despite the difficult backdrop for the bond market, the Fund's fixed-income portfolio performed well thanks to our security selection for corporate bonds and an above-average weighting in cash. We continued to have a meaningful position in corporate bonds, as we maintained positions in individual investment-grade and high-yield issues where we saw potential for positive returns. At the same time, we held a large position in longer-term U.S. Treasuries. Although U.S. Treasuries

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    experienced weak returns in the reporting period, we believe the rise in yields reflects an overly optimistic outlook for the economy. Further, we believe U.S. Treasuries can benefit from a potential "flight to safety" if there is additional weakness in global equities.

    An allocation to commodities, while limited, was an additional contributor to performance. Commodity prices moved higher during the reporting period as the improving world economy led to rising demand.

    Although shifting headlines fueled wide swings in day-to-day returns across most major asset classes in recent months, we maintained a steady approach on the belief that the core, fundamental drivers of market performance are still largely in place. We remain cautious regarding U.S. equities due to valuations that we believe are somewhat elevated, and we think developed-market international equities have better long-term return potential due to their stronger earnings outlook and lower valuations. The emerging markets also continue to offer an attractive longer-term opportunity, even though the asset class remains vulnerable to geopolitical risks. We see the outlook for fixed income as having improved to some extent following the recent increase in yields, but we also think an active, selective, and opportunistic approach is essential. Overall, we believe our emphasis on diversification, together with our long-term approach and focus on asset categories with healthy fundamentals and attractive valuations, is well suited to an environment of elevated volatility.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds (ETFs); (2) futures, options, and other derivatives;
    (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY AGGRESSIVE FUND(THE FUND)
(Ticker Symbol: USCRX)

--------------------------------------------------------------------------------
                                            5/31/18                  5/31/17
--------------------------------------------------------------------------------
Net Assets                               $2.5 Billion             $2.4 Billion
Net Asset Value Per Share                   $25.78                   $26.09

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                           10 YEARS
    6.52%                           4.84%                             3.90%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/17*
--------------------------------------------------------------------------------
                                       1.10%

            (Includes acquired fund fees and expenses of 0.10%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4   | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               CORNERSTONE MODERATELY                                    USAA CORNERSTONE
                     AGGRESSIVE               MSCI ALL-COUNTRY              MODERATELY
                  COMPOSITE INDEX               WORLD INDEX               AGGRESSIVE FUND
05/31/08             $10,000.00                  $10,000.00                  $10,000.00
06/30/08               9,518.46                    9,178.87                    9,429.00
07/31/08               9,392.75                    8,940.51                    9,222.00
08/31/08               9,367.78                    8,747.80                    9,098.00
09/30/08               8,658.71                    7,654.49                    8,213.00
10/31/08               7,505.81                    6,137.75                    6,827.00
11/30/08               7,247.73                    5,734.52                    6,438.00
12/31/08               7,510.61                    5,942.35                    6,689.00
01/31/09               7,109.97                    5,434.65                    6,249.00
02/28/09               6,666.63                    4,902.53                    5,774.00
03/31/09               7,032.67                    5,306.35                    6,090.00
04/30/09               7,572.90                    5,932.75                    6,646.00
05/31/09               8,000.90                    6,523.88                    7,361.00
06/30/09               8,010.96                    6,487.30                    7,437.00
07/31/09               8,476.15                    7,058.36                    7,882.00
08/31/09               8,713.31                    7,310.80                    8,130.00
09/30/09               8,998.24                    7,646.20                    8,558.00
10/31/09               8,914.57                    7,528.04                    8,571.00
11/30/09               9,199.48                    7,837.65                    8,840.00
12/31/09               9,301.07                    7,999.96                    9,007.00
01/31/10               9,129.84                    7,654.23                    8,888.00
02/28/10               9,258.08                    7,751.73                    9,025.00
03/31/10               9,619.66                    8,250.43                    9,404.00
04/30/10               9,731.42                    8,264.31                    9,492.00
05/31/10               9,226.73                    7,480.81                    8,998.00
06/30/10               9,072.92                    7,250.34                    8,818.00
07/31/10               9,542.70                    7,840.29                    9,250.00
08/31/10               9,372.28                    7,566.20                    9,104.00
09/30/10               9,920.27                    8,290.03                    9,681.00
10/31/10              10,166.11                    8,589.64                    9,928.00
11/30/10              10,069.79                    8,398.52                    9,849.00
12/31/10              10,481.81                    9,013.53                   10,235.00
01/31/11              10,596.79                    9,154.98                   10,303.00
02/28/11              10,809.46                    9,421.57                   10,589.00
03/31/11              10,829.36                    9,412.16                   10,688.00
04/30/11              11,130.98                    9,797.23                   11,005.00
05/31/11              11,060.14                    9,586.64                   10,887.00
06/30/11              10,927.06                    9,435.58                   10,720.00
07/31/11              10,886.39                    9,281.96                   10,652.00
08/31/11              10,484.78                    8,603.92                   10,091.00
09/30/11               9,907.20                    7,791.60                    9,466.00
10/31/11              10,583.21                    8,626.42                    9,964.00
11/30/11              10,425.71                    8,368.19                    9,923.00
12/31/11              10,473.61                    8,351.28                    9,843.00
01/31/12              10,879.85                    8,836.88                   10,217.00
02/29/12              11,194.37                    9,281.50                   10,478.00
03/31/12              11,258.17                    9,343.12                   10,506.00
04/30/12              11,246.10                    9,236.30                   10,473.00
05/31/12              10,719.09                    8,408.19                   10,021.00
06/30/12              11,028.28                    8,823.46                   10,268.00
07/31/12              11,177.81                    8,944.26                   10,371.00
08/31/12              11,340.24                    9,138.73                   10,543.00
09/30/12              11,553.08                    9,426.57                   10,776.00
10/31/12              11,499.63                    9,363.74                   10,804.00
11/30/12              11,585.90                    9,483.48                   10,865.00
12/31/12              11,730.15                    9,698.28                   11,027.00
01/31/13              12,046.61                   10,145.07                   11,324.00
02/28/13              12,091.57                   10,143.49                   11,315.00
03/31/13              12,273.36                   10,328.95                   11,463.00
04/30/13              12,503.29                   10,624.03                   11,659.00
05/31/13              12,440.39                   10,594.88                   11,573.00
06/30/13              12,164.66                   10,285.20                   11,271.00
07/31/13              12,533.58                   10,777.58                   11,597.00
08/31/13              12,342.42                   10,553.04                   11,415.00
09/30/13              12,745.93                   11,098.11                   11,698.00
10/31/13              13,089.74                   11,544.18                   12,038.00
11/30/13              13,193.60                   11,707.67                   12,105.00
12/31/13              13,323.46                   11,909.64                   12,224.00
01/31/14              13,126.04                   11,433.25                   12,042.00
02/28/14              13,548.41                   11,985.57                   12,440.00
03/31/14              13,576.99                   12,038.86                   12,479.00
04/30/14              13,672.97                   12,153.46                   12,582.00
05/31/14              13,896.42                   12,411.96                   12,758.00
06/30/14              14,085.64                   12,645.64                   12,989.00
07/31/14              13,929.76                   12,492.28                   12,861.00
08/31/14              14,207.59                   12,768.24                   13,062.00
09/30/14              13,875.86                   12,354.19                   12,753.00
10/31/14              14,037.99                   12,441.17                   12,817.00
11/30/14              14,195.47                   12,649.26                   12,949.00
12/31/14              14,062.83                   12,405.18                   12,799.00
01/31/15              14,033.93                   12,211.23                   12,779.00
02/28/15              14,454.23                   12,891.04                   13,121.00
03/31/15              14,365.77                   12,691.30                   12,980.00
04/30/15              14,556.13                   13,059.53                   13,156.00
05/31/15              14,567.93                   13,042.49                   13,196.00
06/30/15              14,324.93                   12,735.45                   12,930.00
07/31/15              14,409.24                   12,846.04                   12,970.00
08/31/15              13,837.62                   11,965.43                   12,372.00
09/30/15              13,579.77                   11,531.94                   12,086.00
10/31/15              14,198.05                   12,437.02                   12,598.00
11/30/15              14,128.14                   12,334.32                   12,503.00
12/31/15              13,948.72                   12,111.88                   12,254.00
01/31/16              13,506.54                   11,381.41                   11,794.00
02/29/16              13,506.54                   11,303.12                   11,753.00
03/31/16              14,177.82                   12,140.77                   12,285.00
04/30/16              14,346.53                   12,319.98                   12,419.00
05/31/16              14,395.31                   12,335.51                   12,445.00
06/30/16              14,470.17                   12,260.83                   12,543.00
07/31/16              14,876.78                   12,789.20                   12,890.00
08/31/16              14,900.58                   12,832.23                   12,905.00
09/30/16              14,961.67                   12,910.85                   12,962.00
10/31/16              14,743.23                   12,691.70                   12,771.00
11/30/16              14,753.55                   12,788.15                   12,698.00
12/31/16              14,964.53                   13,064.40                   12,834.00
01/31/17              15,209.23                   13,421.65                   13,077.00
02/28/17              15,515.22                   13,798.17                   13,309.00
03/31/17              15,595.92                   13,966.92                   13,430.00
04/30/17              15,779.39                   14,184.62                   13,578.00
05/31/17              15,990.61                   14,497.85                   13,763.00
06/30/17              16,050.02                   14,563.77                   13,810.00
07/31/17              16,330.38                   14,970.76                   14,021.00
08/31/17              16,417.83                   15,028.13                   14,106.00
09/30/17              16,601.94                   15,318.46                   14,248.00
10/31/17              16,807.90                   15,636.56                   14,427.00
11/30/17              17,011.71                   15,939.26                   14,570.00
12/31/17              17,197.69                   16,196.24                   14,757.00
01/31/18              17,664.21                   17,109.94                   15,149.00
02/28/18              17,146.38                   16,391.38                   14,649.00
03/31/18              17,038.21                   16,040.51                   14,609.00
04/30/18              17,063.64                   16,193.67                   14,615.00
05/31/18              17,203.45                   16,213.87                   14,660.00

                                   [END CHART]

                       Data from 5/31/08 through 5/31/18.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

The graph on page 5 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Aggressive Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderately Aggressive Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Moderately Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (34%), the MSCI ACWI ex USA IMI Net (23%), the Bloomberg Barclays U.S. Universal Index (38%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

6  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                   o TOP 10 HOLDINGS* - 5/31/18 o
                          (% of Net Assets)

Vanguard FTSE Developed Markets ETF** ..................................... 6.5%
Vanguard Short-Term Corporate Bond ETF** .................................. 5.1%
Schwab Fundamental International Large
  Company Index ETF** ..................................................... 3.2%
U.S. Treasury Bond, 3.13%, 8/15/2044 ...................................... 3.0%
Vanguard Total Bond Market ETF** .......................................... 2.9%
iShares Core MSCI EAFE ETF** .............................................. 2.8%
Schwab Fundamental Emerging Markets Large
  Company Index ETF** ..................................................... 2.4%
Vanguard S&P 500 ETF** .................................................... 2.3%
U.S. Treasury Note, 1.13%, 2/28/2021 ...................................... 2.2%
U.S. Treasury Bond, 3.00%, 5/15/2045 ...................................... 2.2%

 * Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                          o ASSET ALLOCATION* - 5/31/18 o

                          [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EQUITY SECURITIES**                                          26.5%
U.S. EQUITY SECURITIES**                                                   25.2%
U.S. TREASURY SECURITIES                                                   13.8%
FIXED INCOME EXCHANGE-TRADED FUNDS**                                       12.2%
U.S. GOVERNMENT AGENCY ISSUES                                               8.8%
CORPORATE OBLIGATIONS                                                       3.6%
MONEY MARKET INSTRUMENTS                                                    3.2%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES**                          2.7%
GLOBAL REAL ESTATE EQUITY SECURITIES**                                      1.2%
COMMERCIAL MORTGAGE SECURITIES                                              1.0%
ASSET-BACKED SECURITIES                                                     0.9%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.6%
CONVERTIBLE SECURITIES                                                      0.2%

                                 [END PIE CHART]

 *Does not include futures and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

     DIVIDEND RECEIVED
    DEDUCTION (CORPORATE              LONG-TERM CAPITAL GAIN              QUALIFIED INTEREST
      SHAREHOLDERS)(1)                    DISTRIBUTIONS(2)                      INCOME
    ------------------------------------------------------------------------------------------
           12.18%                          $117,914,000                       $15,805,000
    ------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATELY AGGRESSIVE FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderately Aggressive Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
July 24, 2018

================================================================================

10  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                      COUPON                         VALUE
(000)         SECURITY                                                       RATE        MATURITY          (000)
----------------------------------------------------------------------------------------------------------------
              BONDS (41.1%)

              ASSET-BACKED SECURITIES (0.9%)

              FINANCIALS (0.9%)
              -----------------
              ASSET-BACKED FINANCING (0.9%)
$     4,160   Americredit Automobile Receivables Trust                       3.50%       1/18/2024    $    4,186
      2,700   Avis Budget Rental Car Funding AESOP, LLC(a)                   2.96        7/20/2020         2,696
      1,700   Avis Budget Rental Car Funding AESOP, LLC(a)                   3.75        7/20/2020         1,706
      2,080   Element Rail Leasing I, LLC(a)                                 3.67        4/19/2044         2,070
      1,600   Navient Student Loan Trust (1 mo. LIBOR + 1.50%)               3.46(b)     8/25/2050         1,598
        738   NP SPE II, LLC(a)                                              3.37       10/21/2047           718
      2,151   SCF Equipment Leasing, LLC(a)                                  3.41       12/20/2023         2,120
      3,000   SLC Private Student Loan Trust
                (3 mo. LIBOR + 0.45%)                                        2.80(b)     7/15/2036         2,884
      2,200   SLM Student Loan Trust (3 mo. LIBOR + 0.22%)                   2.58(b)     1/25/2041         2,059
        845   SLM Student Loan Trust (3 mo. LIBOR + 0.55%)                   2.91(b)    10/25/2065           810
      2,374   Synchrony Credit Card Master Note Trust                        2.95        5/15/2024         2,337
                                                                                                      ----------
              Total Financials                                                                            23,184
                                                                                                      ----------
              Total Asset-Backed Securities (cost: $22,290)                                               23,184
                                                                                                      ----------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.0%)

              FINANCIALS (0.0%)
              -----------------
        642   Sequoia Mortgage Trust (1 mo. LIBOR + 0.90%)                   2.85(b)     9/20/2033           625
        602   Wells Fargo Mortgage Backed Securities Trust
                (1 mo. LIBOR + 0.19%)                                        4.02(b)     4/25/2035           589
                                                                                                      ----------
              Total Financials                                                                             1,214
                                                                                                      ----------
              Total Collateralized Mortgage Obligations (cost: $1,226)                                     1,214
                                                                                                      ----------

              COMMERCIAL MORTGAGE SECURITIES (1.0%)

              FINANCIALS (1.0%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%)
      4,086   Banc of America Commercial Mortgage Trust                       5.76(c)     7/10/2044        1,754
        168   Banc of America Commercial Mortgage Trust                       6.57(c)     2/10/2051          167
         32   Banc of America Merrill Lynch Commercial
                Mortgage, Inc.(a)                                             5.41(c)    12/10/2042           32
        646   Bear Stearns Commercial Mortgage
                Securities Trust(a)                                           5.66(c)     9/11/2041          651

================================================================================

                                                 PORTFOLIO OF INVESTMENTS |  11

================================================================================

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                      COUPON                         VALUE
(000)         SECURITY                                                       RATE        MATURITY          (000)
----------------------------------------------------------------------------------------------------------------
$     1,000   Citigroup Commercial Mortgage Trust                            6.13%(c)   12/10/2049    $      476
        501   Commercial Mortgage Trust                                      5.38       12/10/2046           505
      6,156   Credit Suisse Commercial Mortgage
                Trust (1 mo. LIBOR + 0.19%)                                  2.13(b)     2/15/2040         6,106
      6,900   FREMF Mortgage Trust(a)                                        3.56(c)     8/25/2045         6,935
      1,963   GE Capital Commercial Mortgage Corp.                           5.61(c)    12/10/2049         1,947
        214   GMAC Commercial Mortgage Securities, Inc.                      4.97       12/10/2041           214
      1,000   GMAC Commercial Mortgage Securities, Inc.                      4.98(c)    12/10/2041         1,002
      1,648   J.P.Morgan Chase Commercial Mortgage
                Securities Trust                                             5.37        5/15/2047         1,660
                                                                                                      ----------
                                                                                                          21,449
                                                                                                      ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE BACKED SECURITIES (0.1%)
     25,668   CSAIL Commercial Mortgage Trust(d)                             1.80(c)     1/15/2049         2,517
     20,770   UBS Commercial Mortgage Trust(a),(d)                           2.07(c)     5/10/2045         1,350
                                                                                                      ----------
                                                                                                           3,867
                                                                                                      ----------
              Total Financials                                                                            25,316
                                                                                                      ----------
              Total Commercial Mortgage Securities (cost: $27,593)                                        25,316
                                                                                                      ----------

              CONVERTIBLE SECURITIES (0.2%)

              MATERIALS (0.2%)
              ----------------
              GOLD (0.2%)
        975   Hycroft Mining Corp.(d),(e),(f),(g)                           15.00(h)    10/22/2020           595
      3,750   Pretium Resources, Inc.                                        2.25        3/15/2022         3,218
                                                                                                      ----------
              Total Materials                                                                              3,813
                                                                                                      ----------
              Total Convertible Securities (cost: $4,597)                                                  3,813
                                                                                                      ----------

              CORPORATE OBLIGATIONS (3.6%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              MOTORCYCLE MANUFACTURERS (0.2%)
      5,100   Harley-Davidson Financial Services, Inc.(a),(i)                3.55        5/21/2021         5,130
                                                                                                      ----------
              SPECIALTY STORES (0.2%)
      3,239   Academy Ltd. (3 mo. LIBOR + 4.00%)(j)                          5.91        7/01/2022         2,575
      1,513   Academy Ltd. (3 mo. LIBOR + 4.00%)(j)                          6.02        7/01/2022         1,203
                                                                                                      ----------
                                                                                                           3,778
                                                                                                      ----------
              Total Consumer Discretionary                                                                 8,908
                                                                                                      ----------
              ENERGY (0.3%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.3%)
      1,300   Enbridge Energy Partners, LP(i)                                7.38       10/15/2045         1,725
      3,030   Energy Transfer Partners, LP
                (3 mo. LIBOR + 3.02%)(i)                                     5.38(b)    11/01/2066         2,651

================================================================================

12  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                      COUPON                         VALUE
(000)         SECURITY                                                       RATE        MATURITY          (000)
----------------------------------------------------------------------------------------------------------------
$     2,352   Southern Union Co. (3 mo. LIBOR + 3.02%)(i)                    5.38%(b)   11/01/2066    $    1,941
      2,300   Tallgrass Energy Partners, LP /Tallgrass
                Energy Finance Corp.(a),(i)                                  5.50        9/15/2024         2,323
                                                                                                      ----------
              Total Energy                                                                                 8,640
                                                                                                      ----------
              FINANCIALS (2.7%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
      2,600   Ares Capital Corp.(i)                                          3.63        1/19/2022         2,555
      9,200   Prospect Capital Corp.(i)                                      5.00        7/15/2019         9,301
                                                                                                      ----------
                                                                                                          11,856
                                                                                                      ----------
              LIFE & HEALTH INSURANCE (0.2%)
      4,800   Prudential Financial, Inc.
                (3 mo. LIBOR + 3.92%)(i)                                     5.63(k)     6/15/2043         4,998
                                                                                                      ----------
              MULTI-LINE INSURANCE (0.4%)
     10,510   Nationwide Mutual Insurance Co.
                (3 mo. LIBOR + 2.29%)(a),(i)                                 4.41(b)    12/15/2024        10,483
                                                                                                      ----------
              MULTI-SECTOR HOLDINGS (0.3%)
      5,325   BNSF Funding Trust
                (3 mo. LIBOR + 2.35%)(i)                                     6.61(k)    12/15/2055         5,991
                                                                                                      ----------
              PROPERTY & CASUALTY INSURANCE (0.5%)
      5,200   Allstate Corp. (3 mo. LIBOR + 2.94%)(i)                        5.75(k)     8/15/2053         5,389
      3,309   AmTrust Financial Services, Inc. (i)                           6.13        8/15/2023         3,213
      4,050   HSB Group, Inc. (3 mo. LIBOR + 0.91%)(i)                       3.26(b)     7/15/2027         3,648
                                                                                                      ----------
                                                                                                          12,250
                                                                                                      ----------
              REGIONAL BANKS (0.8%)
      1,000   Allfirst Preferred Capital Trust
                (3 mo. LIBOR + 1.50%)(i)                                     3.85(b)     7/15/2029           961
      2,200   Compass Bank(i)                                                3.88        4/10/2025         2,145
      8,000   Cullen/Frost Capital Trust II
                (3 mo. LIBOR + 1.55%)(i)                                     3.85(b)     3/01/2034         6,824
      4,000   First Maryland Capital Trust I
                (3 mo. LIBOR + 1.00%)(i)                                     3.35(b)     1/15/2027         3,849
      2,000   Huntington Capital
                (3 mo. LIBOR + 0.63%)(i)                                     2.75(b)     6/15/2028         1,838
      5,039   Manufacturers & Traders Trust Co.
                (3 mo. LIBOR + 0.64%)(i)                                     2.94(b)    12/01/2021         5,030
                                                                                                      ----------
                                                                                                          20,647
                                                                                                      ----------
              Total Financials                                                                            66,225
                                                                                                      ----------
              HEALTH CARE (0.1%)
              ------------------
              HEALTH CARE FACILITIES (0.1%)
      5,000   Community Health Systems, Inc.(l)                              6.88        2/01/2022         2,650
                                                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                      COUPON                         VALUE
(000)         SECURITY                                                       RATE        MATURITY          (000)
----------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (0.0%)
              ------------------
              AIRLINES (0.0%)
$       160   America West Airlines, Inc. Pass-Through Trust
                (INS - AMBAC Assurance Corp.)(i)                             7.93%       1/02/2019    $      165
                                                                                                      ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
        800   Artesyn Embedded Technologies, Inc.(a),(i)                     9.75       10/15/2020           776
                                                                                                      ----------
              Total Industrials                                                                              941
                                                                                                      ----------
              REAL ESTATE (0.1%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.1%)
        950   Crescent Communities, LLC /Crescent
                Ventures, Inc.(a),(i)                                        8.88       10/15/2021         1,012
                                                                                                      ----------
              REITs - HEALTH CARE (0.0%)
      1,000   Sabra Health Care, LP(i)                                       5.13        8/15/2026           963
                                                                                                      ----------
              Total Real Estate                                                                            1,975
                                                                                                      ----------
              Total Corporate Obligations (cost: $86,890)                                                 89,339
                                                                                                      ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (0.6%)

              ENERGY (0.2%)
              -------------
              INTEGRATED OIL & GAS (0.1%)
      2,850   Petroleos Mexicanos(i)                                         5.38        3/13/2022         2,928
                                                                                                      ----------
              OIL & GAS DRILLING (0.0%)
      3,683   Schahin II Finance Co. SPV Ltd.(a),(m)                         5.88        9/25/2023           552
                                                                                                      ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
      1,400   Transcanada Trust (3 mo. LIBOR + 3.53%)(i)                     5.63(k)     5/20/2075         1,376
                                                                                                      ----------
              Total Energy                                                                                 4,856
                                                                                                      ----------
              FINANCIALS (0.3%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.3%)
      5,650   QBE Capital Funding III Ltd. (USD Swap
                Semi-Annual 30/360 10YR + 4.05%)(a),(i)                      7.25(k)     5/24/2041         6,151
                                                                                                      ----------
              MATERIALS (0.1%)
              ----------------
              GOLD (0.1%)
      3,000   Newcrest Finance Pty. Ltd.(a),(i)                              4.45       11/15/2021         3,050
                                                                                                      ----------
              Total Eurodollar and Yankee Obligations (cost: $15,954)                                     14,057
                                                                                                      ----------


================================================================================

14  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (12.2%)
    277,500   Invesco Fundamental High Yield Corporate Bond Portfolio "B"                             $    5,103
     23,100   iShares 1-3 Year Credit Bond ETF                                                             2,400
    191,860   iShares Core U.S. Aggregate Bond ETF                                                        20,426
    906,900   Vanguard Mortgage-Backed Securities ETF                                                     46,696
    371,700   Vanguard Short-Term Bond ETF (l)                                                            29,104
  1,638,700   Vanguard Short-Term Corporate Bond ETF                                                     128,294
    911,200   Vanguard Total Bond Market ETF                     `                                        72,358
                                                                                                      ----------
              Total Fixed-Income Exchange-Traded Funds (cost: $310,785)                                  304,381
                                                                                                      ----------

----------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                       COUPON
(000)                                                                         RATE       MATURITY
----------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ISSUES (8.8%)(n)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%)
$     3,750   Fannie Mae(+)                                                  2.15%       1/25/2023         3,621
     14,000   Freddie Mac(+)                                                 3.00       12/25/2025        13,826
      8,400   Freddie Mac(+)                                                 3.33(c)     5/25/2025         8,518
      8,000   Freddie Mac(+)                                                 3.51        4/25/2030         8,042
                                                                                                      ----------
                                                                                                          34,007
                                                                                                      ----------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (7.4%)
      6,307   Fannie Mae(+)                                                  4.00       11/01/2045         6,455
     12,746   Freddie Mac(+)                                                 3.00        4/01/2046        12,391
     30,793   Freddie Mac(+)                                                 3.00        6/01/2046        29,935
      4,357   Freddie Mac(+)(i)                                              3.00        8/01/2046         4,236
     12,803   Freddie Mac(+)(i)                                              3.00        1/01/2047        12,433
     12,875   Freddie Mac(+)(i)                                              3.00        1/01/2047        12,514
     36,825   Freddie Mac(+)(i)                                              3.00        3/01/2047        35,773
      8,628   Freddie Mac(+)(i)                                              3.00        4/01/2047         8,384
     26,222   Freddie Mac(+)(i)                                              3.00        4/01/2047        25,475
     14,419   Freddie Mac(+)                                                 3.00        6/01/2047        14,011
     17,344   Freddie Mac(+)                                                 3.50        4/01/2046        17,366
      6,957   Freddie Mac(+)(i)                                              3.50        4/01/2048         6,948
          7   Government National Mortgage Assn.I                            6.50        4/15/2024             7
                                                                                                      ----------
                                                                                                         185,928
                                                                                                      ----------
              Total U.S. Government Agency Issues (cost: $226,361)                                       219,935
                                                                                                      ----------

================================================================================

                                                 PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                                                     VALUE
(000)         SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (13.8%)

              BONDS (6.2%)(o)
$    13,000   3.00%, 11/15/2044                                                                       $   13,057
     55,500   3.00%, 5/15/2045                                                                            55,736
      5,000   3.00%, 5/15/2047                                                                             5,014
     72,700   3.13%, 8/15/2044                                                                            74,660
     11,520   3.17%, 8/15/2044 (STRIPS Principal)(p)                                                       5,295
                                                                                                      ----------
                                                                                                         153,762
                                                                                                      ----------
              INFLATION-INDEXED NOTES (1.0%)
     25,269   0.13%, 4/15/2021                                                                            24,947
                                                                                                      ----------

              NOTES (6.6%)(o)
     58,000   1.13%, 2/28/2021(q)                                                                         55,874
     19,000   1.63%, 4/30/2023                                                                            18,093
     48,000   1.63%, 2/15/2026                                                                            44,098
      5,000   2.25%, 11/15/2025                                                                            4,819
     29,000   2.25%, 11/15/2027                                                                           27,600
      1,000   2.38%, 8/15/2024                                                                               979
      6,500   2.38%, 5/15/2027                                                                             6,268
      7,000   2.75%, 2/15/2028                                                                             6,952
                                                                                                      ----------
                                                                                                         164,683
                                                                                                      ----------
              Total U.S. Treasury Securities (cost: $347,515)                                            343,392
                                                                                                      ----------
              Total Bonds (cost: $1,043,211)                                                           1,024,631
                                                                                                      ----------

----------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------------------
              INTERNATIONAL EQUITY SECURITIES (26.5%)

              COMMON STOCKS (0.2%)

              ENERGY (0.1%)
              -------------
              OIL & GAS EQUIPMENT & SERVICES (0.1%)
     44,660   TechnipFMC plc                                                                               1,391
                                                                                                      ----------
              HEALTH CARE (0.1%)
              ------------------
              PHARMACEUTICALS (0.1%)
     10,780   Jazz Pharmaceuticals plc(r)                                                                  1,822
                                                                                                      ----------
              INFORMATION TECHNOLOGY (0.0%)
              -----------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.0%)
     14,730   TE Connectivity Ltd.                                                                         1,371
                                                                                                      ----------
              Total Common Stocks (cost: $4,339)                                                           4,584
                                                                                                      ----------

================================================================================

16  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (26.3%)
    527,552   Invesco FTSE RAFI Developed Markets ex-US Portfolio                                     $   23,455
  1,116,600   Invesco FTSE RAFI Emerging Markets Portfolio                                                24,297
  1,067,975   iShares Core MSCI EAFE ETF                                                                  70,091
    804,386   iShares Core MSCI Emerging Markets ETF                                                      44,668
    418,200   iShares Edge MSCI Min Vol EAFE ETF                                                          30,658
    371,800   iShares Edge MSCI Min Vol Emerging Markets ETF                                              22,639
  1,758,480   iShares MSCI Canada ETF                                                                     50,539
  2,026,900   Schwab Fundamental Emerging Markets Large Company Index ETF                                 59,044
  2,632,900   Schwab Fundamental International Large Company Index ETF                                    78,908
    509,600   Schwab Fundamental International Small Company Index ETF                                    18,157
    107,983   SPDR S&P Emerging Markets SmallCap ETF                                                       5,458
     56,000   USAA MSCI Emerging Markets Value Momentum Blend Index ETF(l),(s)                             2,798
    229,070   Vanguard FTSE All-World ex-US ETF                                                           12,276
  3,645,000   Vanguard FTSE Developed Markets ETF                                                        161,000
    758,330   Vanguard FTSE Emerging Markets ETF                                                          33,829
    182,288   WisdomTree Emerging Markets SmallCap Dividend Fund                                           9,419
    153,450   WisdomTree Japan Hedged Equity Fund                                                          8,519
                                                                                                      ----------
              Total Exchange-Traded Funds (cost: $566,502)                                               655,755
                                                                                                      ----------
              Total International Equity Securities (cost: $570,841)                                     660,339
                                                                                                      ----------
              U.S. EQUITY SECURITIES (25.2%)

              COMMON STOCKS (17.2%)

              CONSUMER DISCRETIONARY (2.2%)
              -----------------------------
              APPAREL RETAIL (0.1%)
      9,720   Buckle, Inc.(l)                                                                                245
      6,310   Foot Locker, Inc.                                                                              341
     70,480   Gap, Inc.                                                                                    1,972
                                                                                                      ----------
                                                                                                           2,558
                                                                                                      ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
     38,340   Michael Kors Holdings Ltd.(r)                                                                2,200
      4,380   Oxford Industries, Inc.                                                                        362
     32,950   VF Corp.                                                                                     2,674
                                                                                                      ----------
                                                                                                           5,236
                                                                                                      ----------
              AUTO PARTS & EQUIPMENT (0.1%)
     14,980   Aptiv plc                                                                                    1,460
      2,690   Cooper-Standard Holdings, Inc.(r)                                                              334
      6,080   Tenneco, Inc.                                                                                  269
                                                                                                      ----------
                                                                                                           2,063
                                                                                                      ----------
              AUTOMOBILE MANUFACTURERS (0.1%)
    134,090   Ford Motor Co.                                                                               1,549
                                                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
              AUTOMOTIVE RETAIL (0.1%)
      3,190   Asbury Automotive Group, Inc.(r)                                                        $      222
     41,480   AutoNation, Inc.(r)                                                                          1,894
      2,960   Group 1 Automotive, Inc.                                                                       208
                                                                                                      ----------
                                                                                                           2,324
                                                                                                      ----------
              BROADCASTING (0.1%)
     78,730   Discovery, Inc.(r)                                                                           1,556
     37,930   Entravision Communications Corp. "A"                                                           152
     17,580   Gray Television, Inc.(r)                                                                       193
     21,290   TEGNA, Inc.                                                                                    221
                                                                                                      ----------
                                                                                                           2,122
                                                                                                      ----------
              CABLE & SATELLITE (0.1%)
     87,000   Comcast Corp.                                                                                2,713
                                                                                                      ----------
              COMPUTER & ELECTRONICS RETAIL (0.1%)
     29,650   Best Buy Co., Inc.                                                                           2,023
     14,080   GameStop Corp. "A"(l)                                                                          186
                                                                                                      ----------
                                                                                                           2,209
                                                                                                      ----------
              DEPARTMENT STORES (0.2%)
     40,550   Kohl's Corp.                                                                                 2,707
     79,920   Macy's, Inc.                                                                                 2,790
                                                                                                      ----------
                                                                                                           5,497
                                                                                                      ----------
              EDUCATION SERVICES (0.0%)
      4,800   Capella Education Co.                                                                          456
      4,740   Grand Canyon Education, Inc.(r)                                                                526
                                                                                                      ----------
                                                                                                             982
                                                                                                      ----------
              GENERAL MERCHANDISE STORES (0.1%)
      4,420   Big Lots, Inc.                                                                                 181
     29,580   Target Corp.                                                                                 2,156
                                                                                                      ----------
                                                                                                           2,337
                                                                                                      ----------
              HOME FURNISHINGS (0.0%)
     13,450   Ethan Allen Interiors, Inc.                                                                    315
     12,110   La-Z-Boy, Inc.                                                                                 378
                                                                                                      ----------
                                                                                                             693
                                                                                                      ----------
              HOME IMPROVEMENT RETAIL (0.2%)
     20,530   Home Depot, Inc.                                                                             3,830
     12,520   Lowe's Companies, Inc.                                                                       1,189
                                                                                                      ----------
                                                                                                           5,019
                                                                                                      ----------
              HOMEFURNISHING RETAIL (0.0%)
      5,050   Williams-Sonoma, Inc.                                                                          280
                                                                                                      ----------

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18  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
              HOTELS, RESORTS & CRUISE LINES (0.3%)
     21,380   Carnival Corp.                                                                          $    1,332
     21,900   Hilton Worldwide Holdings, Inc.                                                              1,768
      9,960   Marriott International, Inc. "A"                                                             1,348
     10,010   Royal Caribbean Cruises Ltd.                                                                 1,051
     11,770   Wyndham Worldwide Corp.                                                                      1,276
                                                                                                      ----------
                                                                                                           6,775
                                                                                                      ----------
              INTERNET & DIRECT MARKETING RETAIL (0.2%)
      2,610   Amazon.com, Inc.(r)                                                                          4,253
        820   Booking Holdings, Inc.(r)                                                                    1,730
                                                                                                      ----------
                                                                                                           5,983
                                                                                                      ----------
              LEISURE PRODUCTS (0.0%)
      6,840   Sturm Ruger & Co., Inc.(l)                                                                     419
                                                                                                      ----------
              MOVIES & ENTERTAINMENT (0.1%)
     16,670   Walt Disney Co.                                                                              1,658
                                                                                                      ----------
              PUBLISHING (0.0%)
      5,190   Meredith Corp.                                                                                 261
                                                                                                      ----------
              RESTAURANTS (0.2%)
     19,480   Bloomin' Brands, Inc.                                                                          413
      8,970   Cheesecake Factory, Inc.(l)                                                                    465
     30,360   Del Taco Restaurants, Inc.(r)                                                                  365
     13,460   McDonald's Corp.                                                                             2,154
     15,610   Sonic Corp.(l)                                                                                 379
                                                                                                      ----------
                                                                                                           3,776
                                                                                                      ----------
              SPECIALTY STORES (0.0%)
      8,360   Hibbett Sports, Inc.(r)                                                                        221
      4,950   Signet Jewelers Ltd.                                                                           213
                                                                                                      ----------
                                                                                                             434
                                                                                                      ----------
              TIRES & RUBBER (0.0%)
      9,710   Cooper Tire & Rubber Co.                                                                       250
                                                                                                      ----------
              Total Consumer Discretionary                                                                55,138
                                                                                                      ----------
              CONSUMER STAPLES (1.3%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
     41,640   Archer-Daniels-Midland Co.                                                                   1,820
     13,390   Ingredion, Inc.                                                                              1,492
                                                                                                      ----------
                                                                                                           3,312
                                                                                                      ----------
              BREWERS (0.1%)
     23,880   Molson Coors Brewing Co.                                                                     1,472
                                                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
              DISTILLERS & VINTNERS (0.1%)
     28,312   Brown-Forman Corp. "B"                                                                  $    1,602
      5,340   Constellation Brands, Inc. "A"                                                               1,191
                                                                                                      ----------
                                                                                                           2,793
                                                                                                      ----------
              DRUG RETAIL (0.1%)
     26,460   Walgreens Boots Alliance, Inc.                                                               1,651
                                                                                                      ----------
              FOOD DISTRIBUTORS (0.1%)
     30,600   Sysco Corp.                                                                                  1,990
                                                                                                      ----------
              FOOD RETAIL (0.0%)
     16,360   Ingles Markets, Inc.                                                                           469
                                                                                                      ----------
              HEALTH CARE SERVICES (0.1%)
     23,550   CVS Health Corp.                                                                             1,493
                                                                                                      ----------
              HOUSEHOLD PRODUCTS (0.1%)
      9,170   Kimberly-Clark Corp.                                                                           925
     30,750   Procter & Gamble Co.                                                                         2,250
                                                                                                      ----------
                                                                                                           3,175
                                                                                                      ----------
              HYPERMARKETS & SUPER CENTERS (0.1%)
      5,490   Costco Wholesale Corp.                                                                       1,088
     19,430   Walmart, Inc.                                                                                1,604
                                                                                                      ----------
                                                                                                           2,692
                                                                                                      ----------
              PACKAGED FOODS & MEATS (0.2%)
     20,480   Flowers Foods, Inc.                                                                            416
     30,530   Hostess Brands, Inc.(r)                                                                        416
     14,490   JM Smucker Co.                                                                               1,558
      3,100   Sanderson Farms, Inc.                                                                          303
     36,690   Tyson Foods, Inc. "A"                                                                        2,475
                                                                                                      ----------
                                                                                                           5,168
                                                                                                      ----------
              PERSONAL PRODUCTS (0.1%)
      8,140   Estee Lauder Companies, Inc. "A"                                                             1,216
      3,550   Nu Skin Enterprises, Inc. "A"                                                                  291
      2,570   USANA Health Sciences, Inc.(r)                                                                 301
                                                                                                      ----------
                                                                                                           1,808
                                                                                                      ----------
              SOFT DRINKS (0.2%)
     72,880   Coca-Cola Co.                                                                                3,134
     19,120   Monster Beverage Corp.(r)                                                                      978
     11,980   PepsiCo, Inc.                                                                                1,201
                                                                                                      ----------
                                                                                                           5,313
                                                                                                      ----------
              Total Consumer Staples                                                                      31,336
                                                                                                      ----------

================================================================================

20  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
              ENERGY (1.3%)
              ------------
              COAL & CONSUMABLE FUELS (0.0%)
      4,240   Arch Coal, Inc.                                                                         $      348
                                                                                                      ----------
              INTEGRATED OIL & GAS (0.2%)
     18,040   Chevron Corp.                                                                                2,243
     17,590   Occidental Petroleum Corp.                                                                   1,481
                                                                                                      ----------
                                                                                                           3,724
                                                                                                      ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
     18,950   ConocoPhillips                                                                               1,277
     59,730   Devon Energy Corp.                                                                           2,483
     55,120   Halcon Resources Corp.(r)                                                                      267
     46,180   Laredo Petroleum, Inc.(r)                                                                      428
     69,630   Newfield Exploration Co.(r)                                                                  2,036
     23,560   SandRidge Energy, Inc.(r)                                                                      343
                                                                                                      ----------
                                                                                                           6,834
                                                                                                      ----------
              OIL & GAS REFINING & MARKETING (0.8%)
     28,340   Andeavor                                                                                     4,093
     55,790   HollyFrontier Corp.                                                                          4,306
     46,760   Marathon Petroleum Corp.                                                                     3,696
     20,830   Par Pacific Holdings, Inc.(r)                                                                  371
     14,040   PBF Energy, Inc. "A"                                                                           662
     27,600   Phillips 66                                                                                  3,215
      4,510   REX American Resources Corp.(r)                                                                343
     35,160   Valero Energy Corp.                                                                          4,261
                                                                                                      ----------
                                                                                                          20,947
                                                                                                      ----------
              Total Energy                                                                                31,853
                                                                                                      ----------
              FINANCIALS (2.6%)
              ----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
      7,030   Affiliated Managers Group, Inc.                                                              1,119
     15,950   Ameriprise Financial, Inc.                                                                   2,211
      2,460   BlackRock, Inc.                                                                              1,314
     33,510   Eaton Vance Corp.                                                                            1,803
     22,480   SEI Investments Co.                                                                          1,434
      9,690   State Street Corp.                                                                             931
     15,500   T. Rowe Price Group, Inc.                                                                    1,882
     24,670   Waddell & Reed Financial, Inc. "A"                                                             479
                                                                                                      ----------
                                                                                                          11,173
                                                                                                      ----------
              CONSUMER FINANCE (0.4%)
     77,570   Ally Financial, Inc.                                                                         1,990
     21,310   American Express Co.                                                                         2,095

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
     16,670   Capital One Financial Corp.                                                             $    1,567
      1,620   Credit Acceptance Corp.(l),(r)                                                                 572
     24,750   Discover Financial Services                                                                  1,828
     12,030   Encore Capital Group, Inc.(r)                                                                  474
      9,570   Nelnet, Inc. "A"                                                                               588
     39,964   Synchrony Financial                                                                          1,384
      4,430   World Acceptance Corp.(r)                                                                      478
                                                                                                      ----------
                                                                                                          10,976
                                                                                                      ----------
              DIVERSIFIED BANKS (0.3%)
     40,277   Citigroup, Inc.                                                                              2,686
     38,730   J.P.Morgan Chase & Co.                                                                       4,145
     33,850   U.S. Bancorp.                                                                                1,692
                                                                                                      ----------
                                                                                                           8,523
                                                                                                      ----------
              FINANCIAL EXCHANGES & DATA (0.3%)
      8,800   Cboe Global Markets, Inc.                                                                      859
      6,150   CME Group, Inc.                                                                              1,002
      6,280   Moody's Corp.                                                                                1,071
     11,670   MSCI, Inc.                                                                                   1,897
      9,820   S&P Global, Inc.                                                                             1,939
                                                                                                      ----------
                                                                                                           6,768
                                                                                                      ----------
              INVESTMENT BANKING & BROKERAGE (0.1%)
     19,420   E*TRADE Financial Corp.(r)                                                                   1,230
     18,130   TD Ameritrade Holding Corp.                                                                  1,074
                                                                                                      ----------
                                                                                                           2,304
                                                                                                      ----------
              LIFE & HEALTH INSURANCE (0.1%)
     54,660   AFLAC, Inc.                                                                                  2,463
      4,760   Primerica, Inc.                                                                                468
                                                                                                      ----------
                                                                                                           2,931
                                                                                                      ----------
              PROPERTY & CASUALTY INSURANCE (0.2%)
     10,320   Employers Holdings, Inc.                                                                       409
     33,810   FNF Group                                                                                    1,250
     10,580   James River Group Holdings Ltd.                                                                401
     30,260   Progressive Corp.                                                                            1,879
     14,430   Universal Insurance Holdings, Inc.                                                             514
                                                                                                      ----------
                                                                                                           4,453
                                                                                                      ----------
              REGIONAL BANKS (0.5%)
      5,170   Bank of Hawaii Corp.                                                                           439
     11,020   BankUnited, Inc.                                                                               465
     63,520   Citizens Financial Group, Inc.                                                               2,595
      4,580   Cullen/Frost Bankers, Inc.                                                                     523

================================================================================

22  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
     21,900   East West Bancorp, Inc.                                                                 $    1,522
     80,320   Fifth Third Bancorp                                                                          2,456
     14,130   First Financial Bancorp                                                                        444
      9,750   Great Western Bancorp, Inc.                                                                    425
      6,080   M&T Bank Corp.                                                                               1,046
     76,340   Regions Financial Corp.                                                                      1,393
     19,650   TCF Financial Corp.                                                                            517
                                                                                                      ----------
                                                                                                          11,825
                                                                                                      ----------
              REINSURANCE (0.1%)
     17,770   Reinsurance Group of America, Inc.                                                           2,655
                                                                                                      ----------
              THRIFTS & MORTGAGE FINANCE (0.1%)
     10,760   BofI Holding, Inc.(l),(r)                                                                      443
      9,380   Essent Group Ltd.(r)                                                                           322
      4,770   Federal Agricultural Mortgage Corp. "C"                                                        446
      3,570   Meta Financial Group, Inc.                                                                     404
     22,780   Nationstar Mortgage Holdings, Inc.(r)                                                          408
     18,890   NMI Holdings, Inc. "A"(r)                                                                      315
      7,970   Walker & Dunlop, Inc.                                                                          447
     11,900   Washington Federal, Inc.                                                                       386
                                                                                                      ----------
                                                                                                           3,171
                                                                                                      ----------
              Total Financials                                                                            64,779
                                                                                                      ----------
              HEALTH CARE (2.4%)
              ------------------
              BIOTECHNOLOGY (0.6%)
     15,370   AbbVie, Inc.                                                                                 1,521
      7,170   Alnylam Pharmaceuticals, Inc.(r)                                                               713
     13,860   Amgen, Inc.                                                                                  2,490
      9,960   Biogen, Inc.(r)                                                                              2,928
     12,750   Celgene Corp.(r)                                                                             1,003
     15,930   Concert Pharmaceuticals, Inc.(r)                                                               325
      5,410   Eagle Pharmaceuticals, Inc.(r)                                                                 365
      7,430   Emergent BioSolutions, Inc.(r)                                                                 383
     17,020   Exelixis, Inc.(r)                                                                              353
     27,750   Gilead Sciences, Inc.                                                                        1,870
     38,160   MiMedx Group, Inc.(l),(r)                                                                      321
     11,800   Myriad Genetics, Inc.(r)                                                                       431
     19,930   United Therapeutics Corp.(r)                                                                 2,124
                                                                                                      ----------
                                                                                                          14,827
                                                                                                      ----------
              HEALTH CARE DISTRIBUTORS (0.2%)
     13,570   AmerisourceBergen Corp.                                                                      1,115
     29,180   Cardinal Health, Inc.                                                                        1,520

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
     13,810   McKesson Corp.                                                                          $    1,960
     10,640   Patterson Companies, Inc.                                                                      223
                                                                                                      ----------
                                                                                                           4,818
                                                                                                      ----------
              HEALTH CARE EQUIPMENT (0.2%)
     28,910   Abbott Laboratories                                                                          1,779
      4,620   Hill-Rom Holdings, Inc.                                                                        425
      2,890   Intuitive Surgical, Inc.(r)                                                                  1,328
      4,260   Masimo Corp.(r)                                                                                422
                                                                                                      ----------
                                                                                                           3,954
                                                                                                      ----------
              HEALTH CARE FACILITIES (0.1%)
      7,330   Encompass Health Corp.                                                                         475
     19,030   Select Medical Holdings Corp.(r)                                                               344
     10,320   Universal Health Services, Inc. "B"                                                          1,187
                                                                                                      ----------
                                                                                                           2,006
                                                                                                      ----------
              HEALTH CARE SERVICES (0.2%)
      5,920   AMN Healthcare Services, Inc.(r)                                                               334
      1,410   Chemed Corp.                                                                                   460
     26,800   Express Scripts Holding Co.(r)                                                               2,032
      7,660   Laboratory Corp. of America Holdings(r)                                                      1,383
      6,620   MEDNAX, Inc.(r)                                                                                303
     13,430   Quest Diagnostics, Inc.                                                                      1,431
                                                                                                      ----------
                                                                                                           5,943
                                                                                                      ----------
              HEALTH CARE SUPPLIES (0.1%)
      5,990   Align Technology, Inc.(r)                                                                    1,988
     20,510   Meridian Bioscience, Inc.                                                                      304
                                                                                                      ----------
                                                                                                           2,292
                                                                                                      ----------
              LIFE SCIENCES TOOLS & SERVICES (0.2%)
     30,780   Agilent Technologies, Inc.                                                                   1,906
     12,890   Bruker Corp.                                                                                   390
      7,160   Cambrex Corp.(r)                                                                               324
      1,730   Mettler-Toledo International, Inc.(r)                                                          953
      6,760   Thermo Fisher Scientific, Inc.                                                               1,408
      4,850   Waters Corp.(r)                                                                                934
                                                                                                      ----------
                                                                                                           5,915
                                                                                                      ----------
              MANAGED HEALTH CARE (0.4%)
      7,610   Aetna, Inc.                                                                                  1,340
     11,190   Anthem, Inc.                                                                                 2,478
      9,340   Centene Corp.(r)                                                                             1,094
      6,000   Cigna Corp.                                                                                  1,016
     13,710   UnitedHealth Group, Inc.                                                                     3,311

================================================================================

24  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
      2,340   WellCare Health Plans, Inc.(r)                                                          $      519
                                                                                                      ----------
                                                                                                           9,758
                                                                                                      ----------
              PHARMACEUTICALS (0.4%)
     23,900   Corcept Therapeutics, Inc.(r)                                                                  442
     20,830   Lannett Co., Inc.(l),(r)                                                                       345
     40,030   Mylan N.V.(r)                                                                                1,540
     84,910   Pfizer, Inc.                                                                                 3,051
      9,790   Phibro Animal Health Corp. "A"                                                                 442
     10,850   Prestige Brands Holdings, Inc.(r)                                                              363
      9,800   Supernus Pharmaceuticals, Inc.(r)                                                              552
     28,100   Zoetis, Inc.                                                                                 2,352
                                                                                                      ----------
                                                                                                           9,087
                                                                                                      ----------
              Total Health Care                                                                           58,600
                                                                                                      ----------
              INDUSTRIALS (1.7%)
              ------------------
              AEROSPACE & DEFENSE (0.2%)
      7,550   Boeing Co.                                                                                   2,659
      6,900   Huntington Ingalls Industries, Inc.                                                          1,525
      5,580   Lockheed Martin Corp.                                                                        1,755
                                                                                                      ----------
                                                                                                           5,939
                                                                                                      ----------
              AGRICULTURE & FARM MACHINERY (0.1%)
     19,550   AGCO Corp.                                                                                   1,244
      6,590   Deere & Co.                                                                                    985
                                                                                                      ----------
                                                                                                           2,229
                                                                                                      ----------
              AIRLINES (0.1%)
     23,620   Southwest Airlines Co.                                                                       1,207
                                                                                                      ----------
              BUILDING PRODUCTS (0.2%)
     23,400   Fortune Brands Home & Security, Inc.                                                         1,315
      5,660   Masonite International Corp.(r)                                                                374
     21,580   NCI Building Systems, Inc.(r)                                                                  413
     21,770   Owens Corning                                                                                1,376
     12,230   USG Corp.(r)                                                                                   507
                                                                                                      ----------
                                                                                                           3,985
                                                                                                      ----------
              CONSTRUCTION & ENGINEERING (0.0%)
      5,690   EMCOR Group, Inc.                                                                              432
     15,360   Primoris Services Corp.                                                                        401
                                                                                                      ----------
                                                                                                             833
                                                                                                      ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
     11,510   Allison Transmission Holdings, Inc.                                                            476
      9,670   Caterpillar, Inc.                                                                            1,469
     10,530   Cummins, Inc.                                                                                1,499

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
      7,230   Greenbrier Companies, Inc.                                                              $      359
     15,210   Meritor, Inc.(r)                                                                               316
     25,170   PACCAR, Inc.                                                                                 1,566
     15,810   Wabash National Corp.                                                                          316
                                                                                                      ----------
                                                                                                           6,001
                                                                                                      ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
      7,430   Acuity Brands, Inc.                                                                            879
     17,280   Atkore International Group, Inc.(r)                                                            373
     19,830   Eaton Corp. plc                                                                              1,518
      8,860   Generac Holdings, Inc.(r)                                                                      444
      5,600   Regal Beloit Corp.                                                                             445
                                                                                                      ----------
                                                                                                           3,659
                                                                                                      ----------
              INDUSTRIAL CONGLOMERATES (0.1%)
      5,710   3M Co.                                                                                       1,126
     13,590   Honeywell International, Inc.                                                                2,010
                                                                                                      ----------
                                                                                                           3,136
                                                                                                      ----------
              INDUSTRIAL MACHINERY (0.3%)
      8,790   Hillenbrand, Inc.                                                                              410
     12,150   IDEX Corp.                                                                                   1,685
      7,710   Illinois Tool Works, Inc.                                                                    1,108
     15,300   Ingersoll-Rand plc                                                                           1,339
      9,510   Snap-on, Inc.                                                                                1,406
     13,660   Stanley Black & Decker, Inc.                                                                 1,902
      9,230   Timken Co.                                                                                     437
                                                                                                      ----------
                                                                                                           8,287
                                                                                                      ----------
              OFFICE SERVICES & SUPPLIES (0.1%)
     32,680   ACCO Brands Corp.                                                                              421
     12,610   Herman Miller, Inc.                                                                            413
     37,510   Pitney Bowes, Inc.                                                                             334
                                                                                                      ----------
                                                                                                           1,168
                                                                                                      ----------
              RESEARCH & CONSULTING SERVICES (0.0%)
      7,770   ICF International, Inc.                                                                        549
                                                                                                      ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
      5,640   GATX Corp.                                                                                     405
     10,040   H&E Equipment Services, Inc.                                                                   347
      9,150   Rush Enterprises, Inc. "A"(r)                                                                  394
     11,430   United Rentals, Inc.(r)                                                                      1,824
                                                                                                      ----------
                                                                                                           2,970
                                                                                                      ----------

================================================================================

26  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
              TRUCKING (0.1%)
      5,250   AMERCO                                                                                  $    1,696
     10,550   Avis Budget Group, Inc.(r)                                                                     411
     10,590   Werner Enterprises, Inc.                                                                       415
                                                                                                      ----------
                                                                                                           2,522
                                                                                                      ----------
              Total Industrials                                                                           42,485
                                                                                                      ----------
              INFORMATION TECHNOLOGY (4.4%)
              -----------------------------
              APPLICATION SOFTWARE (0.2%)
      7,550   Adobe Systems, Inc.(r)                                                                       1,882
      6,790   Intuit, Inc.                                                                                 1,369
     13,400   Manhattan Associates, Inc.(r)                                                                  583
                                                                                                      ----------
                                                                                                           3,834
                                                                                                      ----------
              COMMUNICATIONS EQUIPMENT (0.3%)
     10,620   Applied Optoelectronics, Inc.(l),(r)                                                           497
      6,880   Arista Networks, Inc.(r)                                                                     1,731
     17,360   Ciena Corp.(r)                                                                                 400
      6,780   F5 Networks, Inc.(r)                                                                         1,174
      5,080   InterDigital, Inc.                                                                             401
     72,130   Juniper Networks, Inc.                                                                       1,921
     10,110   Motorola Solutions, Inc.                                                                     1,085
      6,870   Plantronics, Inc.                                                                              500
                                                                                                      ----------
                                                                                                           7,709
                                                                                                      ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.1%)
     11,870   Alliance Data Systems Corp.                                                                  2,503
     23,160   Broadridge Financial Solutions, Inc.                                                         2,674
     23,960   Convergys Corp.                                                                                566
     11,150   CSG Systems International, Inc.                                                                461
     21,150   Fidelity National Information Services, Inc.                                                 2,162
    179,490   First Data Corp. "A"(r)                                                                      3,410
     16,820   Fiserv, Inc.(r)                                                                              1,221
     18,780   Mastercard, Inc. "A"                                                                         3,571
      8,650   MAXIMUS, Inc.                                                                                  527
     20,120   PayPal Holdings, Inc.(r)                                                                     1,651
    144,700   Sabre Corp.                                                                                  3,547
     27,230   Square, Inc. "A"(r)                                                                          1,586
     12,410   Total System Services, Inc.                                                                  1,057
     17,290   Visa, Inc. "A"(l)                                                                            2,260
                                                                                                      ----------
                                                                                                          27,196
                                                                                                      ----------
              ELECTRONIC COMPONENTS (0.1%)
     28,120   Amphenol Corp.                                                                               2,444
                                                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
     18,820   Cognex Corp.                                                                            $      860
                                                                                                      ----------
              ELECTRONIC MANUFACTURING SERVICES (0.0%)
      4,880   IPG Photonics Corp.(r)                                                                       1,177
                                                                                                      ----------
              HOME ENTERTAINMENT SOFTWARE (0.0%)
     10,520   Take-Two Interactive Software, Inc.(r)                                                       1,179
                                                                                                      ----------
              INTERNET SOFTWARE & SERVICES (0.3%)
     32,030   Akamai Technologies, Inc.(r)                                                                 2,415
      3,030   Stamps.com, Inc.(r)                                                                            760
     28,290   VeriSign, Inc.(r)                                                                            3,690
                                                                                                      ----------
                                                                                                           6,865
                                                                                                      ----------
              IT CONSULTING & OTHER SERVICES (0.7%)
     33,980   Accenture plc "A"                                                                            5,292
     15,950   Booz Allen Hamilton Holding Corp.                                                              719
      3,800   CACI International, Inc. "A"(r)                                                                633
     27,040   Cognizant Technology Solutions Corp. "A"                                                     2,038
     10,900   DXC Technology Co.                                                                           1,004
     31,550   Hackett Group, Inc.                                                                            508
     28,020   International Business Machines Corp.                                                        3,960
     34,560   Leidos Holdings, Inc.                                                                        2,076
      7,840   Science Applications International Corp.                                                       693
                                                                                                      ----------
                                                                                                          16,923
                                                                                                      ----------
              SEMICONDUCTOR EQUIPMENT (0.1%)
      5,960   Advanced Energy Industries, Inc.(r)                                                            390
     36,370   Amkor Technology, Inc.(r)                                                                      331
      9,380   Lam Research Corp.                                                                           1,859
     17,860   Ultra Clean Holdings, Inc.(r)                                                                  315
                                                                                                      ----------
                                                                                                           2,895
                                                                                                      ----------
              SEMICONDUCTORS (0.6%)
      9,350   Cirrus Logic, Inc.(r)                                                                          350
     61,840   Intel Corp.                                                                                  3,414
     54,390   Micron Technology, Inc.(r)                                                                   3,132
      7,920   NVIDIA Corp.                                                                                 1,997
     22,710   ON Semiconductor Corp.(r)                                                                      571
     12,860   Skyworks Solutions, Inc.                                                                     1,268
     28,350   Texas Instruments, Inc.                                                                      3,173
                                                                                                      ----------
                                                                                                          13,905
                                                                                                      ----------
              SYSTEMS SOFTWARE (0.6%)
     63,120   CA, Inc.                                                                                     2,256
     48,190   Microsoft Corp.                                                                              4,763

================================================================================

28  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
     58,960   Oracle Corp.                                                                            $    2,755
     17,710   Red Hat, Inc.(r)                                                                             2,876
      8,770   ServiceNow, Inc.(r)                                                                          1,558
                                                                                                      ----------
                                                                                                          14,208
                                                                                                      ----------
              TECHNOLOGY DISTRIBUTORS (0.1%)
     29,460   Arrow Electronics, Inc.(r)                                                                   2,184
      4,730   ePlus, Inc.(r)                                                                                 430
      3,370   SYNNEX Corp.                                                                                   360
      4,160   Tech Data Corp.(r)                                                                             361
                                                                                                      ----------
                                                                                                           3,335
                                                                                                      ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.3%)
    133,200   Hewlett Packard Enterprise Co.                                                               2,030
    104,550   HP, Inc.                                                                                     2,303
     21,890   Seagate Technology plc                                                                       1,234
     26,130   Western Digital Corp.                                                                        2,182
                                                                                                      ----------
                                                                                                           7,749
                                                                                                      ----------
              Total Information Technology                                                               110,279
                                                                                                      ----------
              MATERIALS (0.5%)
              ----------------
              COMMODITY CHEMICALS (0.2%)
      8,290   Koppers Holdings, Inc.(r)                                                                      334
     31,130   LyondellBasell Industries N.V. "A"                                                           3,490
      4,780   Trinseo S.A.                                                                                   346
                                                                                                      ----------
                                                                                                           4,170
                                                                                                      ----------
              METAL & GLASS CONTAINERS (0.1%)
      8,110   Berry Global Group, Inc.(r)                                                                    391
     17,840   Owens-Illinois, Inc.(r)                                                                        332
     12,700   Silgan Holdings, Inc.                                                                          346
                                                                                                      ----------
                                                                                                           1,069
                                                                                                      ----------
              PAPER PACKAGING (0.2%)
     17,660   Avery Dennison Corp.                                                                         1,854
     27,140   Graphic Packaging Holding Co.                                                                  393
     37,400   International Paper Co.                                                                      2,001
     30,330   WestRock Co.                                                                                 1,786
                                                                                                      ----------
                                                                                                           6,034
                                                                                                      ----------
              PAPER PRODUCTS (0.0%)
      8,360   Schweitzer-Mauduit International, Inc.                                                         366
                                                                                                      ----------
              SPECIALTY CHEMICALS (0.0%)
      5,230   Minerals Technologies, Inc.                                                                    382
                                                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
              STEEL (0.0%)
     31,010   SunCoke Energy, Inc.(r)                                                                 $      420
      7,710   Worthington Industries, Inc.                                                                   370
                                                                                                      ----------
                                                                                                             790
                                                                                                      ----------
              Total Materials                                                                             12,811
                                                                                                      ----------
              TELECOMMUNICATION SERVICES (0.3%)
              --------------------------------
              ALTERNATIVE CARRIERS (0.1%)
     12,560   Iridium Communications, Inc.(l),(r)                                                            191
     39,880   Zayo Group Holdings, Inc.(r)                                                                 1,388
                                                                                                      ----------
                                                                                                           1,579
                                                                                                      ----------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
     74,690   AT&T, Inc.                                                                                   2,414
     64,530   Verizon Communications, Inc.                                                                 3,076
                                                                                                      ----------
                                                                                                           5,490
                                                                                                      ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.0%)
      5,250   Shenandoah Telecommunications Co.                                                              168
    251,990   Sprint Corp.(r)                                                                              1,295
                                                                                                      ----------
                                                                                                           1,463
                                                                                                      ----------
              Total Telecommunication Services                                                             8,532
                                                                                                      ----------
              UTILITIES (0.5%)
              ---------------
              ELECTRIC UTILITIES (0.4%)
     24,390   American Electric Power Co., Inc.                                                            1,657
     48,270   Exelon Corp.                                                                                 1,998
     16,170   Hawaiian Electric Industries, Inc.                                                             555
      6,590   IDACORP, Inc.                                                                                  609
     11,340   NextEra Energy, Inc.                                                                         1,880
     20,210   Pinnacle West Capital Corp.                                                                  1,609
     47,770   Spark Energy, Inc. "A"(l)                                                                      478
                                                                                                      ----------
                                                                                                           8,786
                                                                                                      ----------
              MULTI-UTILITIES (0.1%)
     32,010   Public Service Enterprise Group, Inc.                                                        1,696
     11,380   Unitil Corp.                                                                                   549
     20,290   WEC Energy Group, Inc.                                                                       1,282
                                                                                                      ----------
                                                                                                           3,527
                                                                                                      ----------
              Total Utilities                                                                             12,313
                                                                                                      ----------
              Total Common Stocks (cost: $391,949)                                                       428,126
                                                                                                      ----------

================================================================================

30  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (7.1%)
    215,500   Consumer Discretionary Select Sector SPDR Fund                                          $   22,791
    274,000   Health Care Select Sector SPDR Fund                                                         22,580
    310,100   Industrial Select Sector SPDR Fund                                                          23,084
    175,330   iShares Russell 2000 ETF                                                                    28,539
    228,840   Vanguard S&P 500 ETF                                                                        56,933
     48,100   Vanguard Small-Cap Value ETF                                                                 6,532
    130,210   Vanguard Total Stock Market ETF                                                             18,235
                                                                                                      ----------
              Total Exchange-Traded Funds (cost: $160,269)                                               178,694
                                                                                                      ----------

              PREFERRED STOCKS (0.9%)

              CONSUMER STAPLES (0.1%)
              ----------------------
              AGRICULTURAL PRODUCTS (0.1%)
     40,000   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(a),(i),(t)                      4,006
                                                                                                      ----------
              ENERGY (0.2%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
      8,600   Chesapeake Energy Corp., 5.75%(a),(i),(t)                                                    5,266
                                                                                                      ----------
              FINANCIALS (0.4%)
              ----------------
              LIFE & HEALTH INSURANCE (0.4%)
    381,253   Delphi Financial Group, Inc., cumulative redeemable, 5.53%,
                (3 mo. LIBOR + 3.19%)(b)                                                                   8,578
                                                                                                      ----------
              REINSURANCE (0.0%)
      3,000   American Overseas Group Ltd., non-cumulative, 5.88%,
                (3 mo. LIBOR + 3.56%)(b),(d),(e),(f)                                                         750
                                                                                                      ----------
              Total Financials                                                                             9,328
                                                                                                      ----------
              TELECOMMUNICATION SERVICES (0.2%)
              --------------------------------
              ALTERNATIVE CARRIERS (0.2%)
    200,000   Qwest Corp., 6.50%(l)                                                                        4,311
                                                                                                      ----------
              Total Preferred Stocks (cost: $27,034)                                                      22,911
                                                                                                      ----------
              Total U.S. Equity Securities (cost: $579,252)                                              629,731
                                                                                                      ----------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (2.7%)

              COMMON STOCKS (0.5%)

              MATERIALS (0.5%)
              ---------------
              GOLD (0.4%)
     12,200   Agnico Eagle Mines Ltd.                                                                        548
     43,395   Alamos Gold, Inc. "A"                                                                          240
     37,000   Alamos Gold, Inc. "A"                                                                          205

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
     30,000   AngloGold Ashanti Ltd. ADR                                                              $      259
    180,000   B2Gold Corp.(r)                                                                                493
     23,000   Barrick Gold Corp.                                                                             303
     88,000   Centerra Gold, Inc.(r)                                                                         462
     44,000   Compania de Minas Buenaventura S.A. ADR                                                        681
    151,000   Eldorado Gold Corp.(l),(r)                                                                     169
     25,000   Endeavour Mining Corp.(r)                                                                      434
     74,000   Gold Fields Ltd. ADR                                                                           264
     36,000   Goldcorp, Inc.                                                                                 515
    196,721   Hycroft Mining Corp.(d),(e),(f),(r),(u)                                                         14
    125,000   IAMGOLD Corp.(r)                                                                               780
    120,000   Kinross Gold Corp.(r)                                                                          432
     55,000   Kirkland Lake Gold Ltd.                                                                      1,011
    110,000   New Gold, Inc.(r)                                                                              252
     25,000   Newcrest Mining Ltd.                                                                           392
     20,000   Newmont Mining Corp.                                                                           779
      6,700   Randgold Resources Ltd. ADR                                                                    533
      8,800   Royal Gold, Inc.                                                                               789
     77,884   SEMAFO, Inc.(r)                                                                                212
     45,000   Tahoe Resources, Inc.                                                                          236
    113,000   Yamana Gold, Inc.                                                                              329
                                                                                                      ----------
                                                                                                          10,332
                                                                                                      ----------
              PRECIOUS METALS & MINERALS (0.0%)
    227,400   Dundee Precious Metals, Inc.(r)                                                                597
                                                                                                      ----------
              SILVER (0.1%)
     27,500   MAG Silver Corp.(r)                                                                            320
     25,000   Pan American Silver Corp.                                                                      442
     25,000   Wheaton Precious Metals Corp.(l)                                                               547
                                                                                                      ----------
                                                                                                           1,309
                                                                                                      ----------
              Total Materials                                                                             12,238
                                                                                                      ----------
              Total Common Stocks (cost: $18,888)                                                         12,238
                                                                                                      ----------

              EXCHANGE-TRADED FUNDS (2.2%)
     74,000   First Trust Global Tactical Commodity Strategy Fund                                          1,604
    256,100   Invesco DB Commodity Index Tracking Fund                                                     4,617
    392,000   Materials Select Sector SPDR Fund                                                           22,807
    377,000   United States Commodity Index Fund                                                          16,957
    327,000   VanEck Vectors Gold Miners ETF                                                               7,305
    101,000   VanEck Vectors Junior Gold Miners ETF                                                        3,306
                                                                                                      ----------
              Total Exchange-Traded Funds (cost: $56,070)                                                 56,596
                                                                                                      ----------
              Total Precious Metals and Commodity-Related Securities (cost: $74,958)                      68,834
                                                                                                      ----------

================================================================================

32  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES     SECURITY                                                                                     (000)
----------------------------------------------------------------------------------------------------------------
              GLOBAL REAL ESTATE EQUITY SECURITIES (1.2%)

              COMMON STOCKS (0.7%)

              FINANCIALS (0.1%)
              ----------------
              REITs - MORTGAGE (0.1%)
    169,180   Annaly Capital Management, Inc.                                                         $    1,765
                                                                                                      ----------
              REAL ESTATE (0.6%)
              -----------------
              REAL ESTATE SERVICES (0.0%)
     12,670   HFF, Inc. "A"                                                                                  427
     24,430   Realogy Holdings Corp.(l)                                                                      581
                                                                                                      ----------
                                                                                                           1,008
                                                                                                      ----------
              REITs - HEALTH CARE (0.1%)
     15,190   LTC Properties, Inc.                                                                           625
      9,300   National Health Investors, Inc.                                                                687
     26,590   Ventas, Inc.                                                                                 1,453
                                                                                                      ----------
                                                                                                           2,765
                                                                                                      ----------
              REITs - HOTEL & RESORT (0.2%)
     34,130   Apple Hospitality REIT, Inc.                                                                   649
     93,390   Host Hotels & Resorts, Inc.                                                                  2,020
     21,330   LaSalle Hotel Properties                                                                       732
     23,510   Park Hotels & Resorts, Inc.                                                                    757
     29,620   Xenia Hotels & Resorts, Inc.                                                                   746
                                                                                                      ----------
                                                                                                           4,904
                                                                                                      ----------
              REITs - OFFICE (0.1%)
     29,980   Vornado Realty Trust                                                                         2,090
                                                                                                      ----------
              REITs - RESIDENTIAL (0.1%)
     21,380   Mid-America Apartment Communities, Inc.                                                      2,000
                                                                                                      ----------
              REITs - SPECIALIZED (0.1%)
     11,150   American Tower Corp.                                                                         1,543
      9,380   Lamar Advertising Co. "A"                                                                      649
     11,120   PotlatchDeltic Corp.                                                                           562
                                                                                                      ----------
                                                                                                           2,754
                                                                                                      ----------
              Total Real Estate                                                                           15,521
                                                                                                      ----------
              Total Common Stocks (cost: $16,091)                                                         17,286
                                                                                                      ----------

              EXCHANGE-TRADED FUNDS (0.5%)
    152,100   Vanguard Real Estate ETF(l) (cost: $11,994)                                                 11,999
                                                                                                      ----------
              Total Global Real Estate Equity Securities (cost: $28,085)                                  29,285
                                                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                         COUPON                      VALUE
(000)         SECURITY                                                          RATE      MATURITY         (000)
----------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (3.2%)

              COMMERCIAL PAPER (2.2%)
$     3,500   American Transmission Co.(a)                                      1.90%    6/21/2018    $    3,496
      4,624   Canadian Natural Resources(a)                                     2.34     6/11/2018         4,621
      1,490   Canadian Pacific Railway(a)                                       2.05     6/12/2018         1,489
      2,127   Celgene Corp.(a)                                                  2.20     6/20/2018         2,125
      4,100   CNH Industrial Capital, LLC(a)                                    3.25     1/07/2019         4,029
      2,250   CNH Industrial Capital, LLC(a)                                    3.25     1/08/2019         2,211
      2,230   Energy Transfer Partners, LP(a)                                   2.65     6/12/2018         2,228
      3,805   Gotham Funding Corp.(a)                                           1.87     6/07/2018         3,804
      5,500   Newell Rubbermaid, Inc.(a)                                        2.45     6/12/2018         5,496
      1,900   Nutrien Ltd.(a)                                                   2.15     6/25/2018         1,897
      3,107   Public Service Enterprise Group, Inc.(a)                          2.15     6/08/2018         3,106
      6,198   Puget Sound Energy Capital Trust                                  2.27     6/06/2018         6,196
      5,120   Ridgefield Funding Co.(a)                                         1.90     6/04/2018         5,119
      2,800   Spectra Energy Partners(a)                                        2.25     6/01/2018         2,800
      5,500   Tyson Foods, Inc.(a)                                              2.03     6/08/2018         5,498
                                                                                                      ----------
              Total Commercial Paper (cost: $54,098)                                                      54,115
                                                                                                      ----------

----------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.0%)
 25,125,572   State Street Institutional Treasury Money Market Fund Premier
                Class, 1.66%(i),(v)(cost: $25,126)                                                        25,126
                                                                                                      ----------
              Total Money Market Instruments (cost: $79,224)                                              79,241
                                                                                                      ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.5%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
     65,219   Federated Government Obligations Fund Institutional Class, 1.61%(v)                             65
    163,222   Fidelity Government Portfolio Class I, 1.64%(v)                                                163
    591,440   Goldman Sachs Financial Square Government Fund Institutional
                Class, 1.65%(v)                                                                              592
  5,139,325   Invesco Government & Agency Portfolio Institutional Class, 1.64%(v)                          5,139
  6,780,975   Western Asset Institutional Government Reserve Institutional
                Class, 1.64%(v)                                                                            6,781
                                                                                                      ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $12,740)                                                         12,740
                                                                                                      ----------

              TOTAL INVESTMENTS (COST: $2,388,311)                                                    $2,504,801
                                                                                                      ==========

================================================================================

34  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                               UNREALIZED
                                                               NOTIONAL       CONTRACT      APPRECIATION/
NUMBER OF                                EXPIRATION             AMOUNT          VALUE      (DEPRECIATION)
CONTRACTS     DESCRIPTION                   DATE                 (000)          (000)               (000)
---------------------------------------------------------------------------------------------------------
              FUTURES (3.1%)

              LONG FUTURES

              EQUITY CONTRACTS
        510   E-mini S&P 500              6/15/2018   USD       69,789        $ 68,990             $ (799)
        947   Euro STOXX 50               6/15/2018   EUR       31,544          37,719                842
        329   TOPIX Index                 6/07/2018   JPY    5,623,268          52,759              1,068
                                                                              --------             ------
              TOTAL LONG FUTURES                                              $159,468             $1,111
                                                                              --------             ------
              SHORT FUTURES

              EQUITY CONTRACTS
        137   Swiss Market Future Index   6/15/2018   CHF      (11,912)       $(11,750)            $  336
                                                                              --------             ------
              INTEREST RATE CONTRACTS
        490   U.S. Treasury Bond          9/19/2018   USD      (71,253)        (71,111)               142
                                                                              --------             ------
              TOTAL SHORT FUTURES                                             $(82,861)            $  478
                                                                              --------             ------

              TOTAL FUTURES                                                   $ 76,607             $1,589
                                                                              ========             ======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------------
ASSETS                                             LEVEL 1               LEVEL 2         LEVEL 3              TOTAL
-------------------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                       $        -              $ 23,184          $    -         $   23,184
  Collateralized Mortgage Obligations                    -                 1,214               -              1,214
  Commercial Mortgage Securities                         -                25,316               -             25,316
  Convertible Securities                                 -                 3,218             595              3,813
  Corporate Obligations                                  -                89,339               -             89,339
  Eurodollar and Yankee Obligations                      -                14,057               -             14,057
  Fixed-Income Exchange-Traded Funds               304,381                     -               -            304,381
  U.S. Government Agency Issues                          -               219,935               -            219,935
  U.S. Treasury Securities                         338,097                 5,295               -            343,392
International Equity Securities:
  Common Stocks                                      4,584                     -               -              4,584
  Exchange-Traded Funds                            655,755                     -               -            655,755
U.S. Equity Securities:
  Common Stocks                                    428,126                     -               -            428,126
  Exchange-Traded Funds                            178,694                     -               -            178,694
  Preferred Stocks                                       -                22,161             750             22,911
Precious Metals and Commodity-
  Related Securities:
  Common Stocks                                     12,224                     -              14             12,238
  Exchange-Traded Funds                             56,596                     -               -             56,596
Global Real Estate Equity Securities:
  Common Stocks                                     17,286                     -               -             17,286
  Exchange-Traded Funds                             11,999                     -               -             11,999
Money Market Instruments:
  Commercial Paper                                       -                54,115               -             54,115
Government & U.S. Treasury
  Money Market Funds                                25,126                     -               -             25,126
Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                              12,740                     -               -             12,740
Futures(1)                                           2,388                     -               -              2,388
-------------------------------------------------------------------------------------------------------------------
Total                                           $2,047,996              $457,834          $1,359         $2,507,189
-------------------------------------------------------------------------------------------------------------------

LIABILITIES                                        LEVEL 1               LEVEL 2         LEVEL 3              TOTAL
-------------------------------------------------------------------------------------------------------------------
Futures(1)                                      $     (799)             $      -          $    -         $     (799)
-------------------------------------------------------------------------------------------------------------------
Total                                           $     (799)             $      -          $    -         $     (799)
-------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2017, through May 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 28.5% of net assets at May 31, 2018.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

    ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBs IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation.

================================================================================

38  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    LIBOR  London Interbank Offered Rate
    REITs Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.
    STRIPS Separate trading of registered interest and principal of securities

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities
        Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2018.

    (c) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (d) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at May 31, 2018, was $5,226,000, which represented 0.2% of the Fund's net assets.

    (e) Security was fair valued at May 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $1,359,000, which represented 0.1% of the Fund's net assets.

    (f) Security was classified at Level 3.

    (g) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (h) All of the coupon is PIK.

    (i) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2018.

    (j) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be

================================================================================

40  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

        sold publicly. The stated interest rate represents the all in interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2018. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (k) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (l) The security, or a portion thereof, was out on loan as of May 31, 2018.

    (m) At May 31, 2018, the issuer was in default with respect to interest and/or principal payments.

    (n) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

        exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (o) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (p) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (q) Securities with a value of $9,633,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (r) Non-income-producing security.

    (s) Investment in affiliated exchange-traded fund.

    (t) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (u) Restricted security that is not registered under the Securities Act of 1933.

    (v) Rate represents the money market fund annualized seven-day yield at May 31, 2018.

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including securities
    on loan of $14,589) (cost of $2,385,359)                                             $2,502,003
  Investments in affiliated underlying funds, at market value (cost of $2,952)                2,798
  Receivables:
    Capital shares sold                                                                         511
    USAA Asset Management Company (Note 6)                                                        1
    Dividends and interest                                                                    4,186
    Securities sold                                                                          20,590
    Other                                                                                        43
  Variation margin on futures contracts                                                       1,591
                                                                                         ----------
           Total assets                                                                   2,531,723
                                                                                         ----------
LIABILITIES
  Payables:
    Upon return of securities loaned                                                         12,740
    Securities purchased                                                                     20,631
    Capital shares redeemed                                                                     971
    Bank overdraft                                                                            1,895
  Accrued management fees                                                                     1,255
  Accrued transfer agent's fees                                                                  96
  Other accrued expenses and payables                                                           252
                                                                                         ----------
           Total liabilities                                                                 37,840
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $2,493,883
                                                                                         ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                        $2,305,835
  Accumulated undistributed net investment income                                             9,591
  Accumulated net realized gain on investments and futures transactions                      60,451
  Net unrealized appreciation of investments and futures contracts                          118,079
  Net unrealized depreciation of foreign capital gains tax                                      (51)
  Net unrealized depreciation of foreign currency translations                                  (22)
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $2,493,883
                                                                                         ==========
  Capital shares outstanding, no par value                                                   96,730
                                                                                         ==========
  Net asset value, redemption price, and offering price per share                        $    25.78
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $6)                                          $ 38,125
  Interest                                                                                   26,181
  Securities lending (net)                                                                      353
                                                                                           --------
      Total income                                                                           64,659
                                                                                           --------
EXPENSES
  Management fees                                                                            14,643
  Administration and servicing fees                                                           3,723
  Transfer agent's fees                                                                       4,652
  Custody and accounting fees                                                                   362
  Postage                                                                                       244
  Shareholder reporting fees                                                                    117
  Trustees' fees                                                                                 34
  Registration fees                                                                              58
  Professional fees                                                                             134
  Other                                                                                          36
                                                                                           --------
      Total expenses                                                                         24,003
  Expenses reimbursed                                                                            (2)
                                                                                           --------
      Net expenses                                                                           24,001
                                                                                           --------
NET INVESTMENT INCOME                                                                        40,658
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
  Net realized gain on:
    Investments                                                                             137,280
    Long-term capital gain distributions from other investment companies                         46
    Foreign currency transactions                                                             1,093
    Futures transactions                                                                     28,848
  Change in net unrealized appreciation/(depreciation) of:
    Unaffiliated investments                                                                (44,855)
    Affiliated investments (Note 8)                                                            (154)
    Foreign capital gains tax                                                                   (41)
    Foreign currency translations                                                              (118)
    Futures contracts                                                                        (7,268)
                                                                                           --------
      Net realized and unrealized gain                                                      114,831
                                                                                           --------
  Increase in net assets resulting from operations                                         $155,489
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

44  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------

                                                                           2018             2017
------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                              $   40,658       $   41,137
  Net realized gain on investments                                      137,280           64,969
  Net realized gain on long-term capital gain distributions
      from other investment companies                                        46              200
  Net realized gain (loss) on foreign currency transactions               1,093              (19)
  Net realized loss on options                                                -             (633)
  Net realized gain on futures transactions                              28,848           16,216
  Change in net unrealized appreciation/(depreciation) of:
     Investments                                                        (45,009)         103,200
     Foreign capital gains tax                                              (41)             (10)
     Foreign currency translations                                         (118)             114
     Futures contracts                                                   (7,268)           8,692
                                                                     ---------------------------
  Increase in net assets resulting from operations                      155,489          233,866
                                                                     ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (41,836)         (46,001)
  Net realized gains                                                   (142,573)               -
                                                                     ---------------------------
     Distributions to shareholders                                     (184,409)         (46,001)
                                                                     ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                             224,649          216,662
  Reinvested dividends                                                  182,859           45,536
  Cost of shares redeemed                                              (283,112)        (330,418)
                                                                     ---------------------------
     Increase (decrease) in net assets from capital
       share transactions                                               124,396          (68,220)
                                                                     ---------------------------
  Net increase in net assets                                             95,476          119,645

NET ASSETS
  Beginning of year                                                   2,398,407        2,278,762
                                                                     ---------------------------
  End of year                                                        $2,493,883       $2,398,407
                                                                     ===========================
Accumulated undistributed net investment income:
  End of year                                                        $    9,591       $   10,128
                                                                     ===========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                        $    8,519       $    8,677
  Shares issued for dividends reinvested                                  7,016            1,875
  Shares redeemed                                                       (10,732)         (13,252)
                                                                     ---------------------------
     Increase (decrease) in shares outstanding                       $    4,803       $   (2,700)
                                                                     ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open- end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Cornerstone Moderately Aggressive Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek capital appreciation with a secondary focus on current income.

On May 30, 2018, shareholders of record on March 29, 2018 approved the reorganization and merger (effective June 22, 2018) of the USAA First Start Growth Fund into the Fund, each a series of the Trust. The funds offer comparable objectives, investment strategies, and restrictions, and the Fund operates with a lower expense ratio than the First Start Growth Fund.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

46  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of

================================================================================

48  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

        any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange- traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2018, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities,

================================================================================

50  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2018*
    (IN THOUSANDS)

                                        ASSET DERIVATIVES                   LIABILITY DERIVATIVES
    -------------------------------------------------------------------------------------------------
                                 STATEMENT OF                          STATEMENT OF
    DERIVATIVES NOT              ASSETS AND                            ASSETS AND
    ACCOUNTED FOR AS             LIABILITIES                           LIABILITIES
    HEDGING INSTRUMENTS          LOCATION            FAIR VALUE        LOCATION            FAIR VALUE
    -------------------------------------------------------------------------------------------------
    Interest rate contracts      Net unrealized      $ 142**                                   $  -
                                 appreciation of
                                 investments and
                                 futures contracts
    -------------------------------------------------------------------------------------------------
    Equity contracts             Net unrealized       2,246**          Net unrealized           799**
                                 appreciation of                       depreciation of
                                 investments and                       investments and
                                 futures contracts                     futures contracts
    -------------------------------------------------------------------------------------------------
    Total                                             $2,388                                   $799
    -------------------------------------------------------------------------------------------------

     * For open derivative instruments as of May 31, 2018, see the Portfolio of Investments.
    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2018 (IN THOUSANDS)

                                                                                          CHANGE IN
                                                                                          UNREALIZED
    DERIVATIVES NOT                                                                      APPRECIATION/
    ACCOUNTED FOR AS           STATEMENT OF                 REALIZED GAIN (LOSS)        (DEPRECIATION)
    HEDGING INSTRUMENTS        OPERATIONS LOCATION             ON DERIVATIVES           ON DERIVATIVES
    --------------------------------------------------------------------------------------------------
    Interest rate contracts    Net realized gain on
                               Futures transactions /
                               Change in net unrealized
                               appreciation/(depreciation)
                               of Futures contracts               $ 1,186            $   470
    --------------------------------------------------------------------------------------------------
    Equity contracts           Net realized gain on
                               Futures transactions /
                               Change in net unrealized
                               appreciation/(depreciation)
                               of Futures contracts                27,662             (7,738)
    --------------------------------------------------------------------------------------------------
    Total                                                         $28,848            $(7,268)
    --------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

================================================================================

52  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex- dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2018, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

54  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $19,000, which represents 3.1% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, non-REIT

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

return of capital dividend, REIT return of capital dividend, REIT capital gain dividend, passive foreign investment company, additional adjustments, and grantor trusts expense adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and decrease accumulated net realized gain on investments by $641,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                 2018                    2017
                                             -----------------------------------
Ordinary income*                             $ 66,495,000            $46,001,000
Long-term realized capital gain               117,914,000                      -
                                             ------------            -----------
    Total distributions paid                 $184,409,000            $46,001,000
                                             ============            ===========

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $ 27,982,000
Undistributed long-term capital gains                                 41,691,000
Unrealized appreciation of investments                               118,572,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, return of capital dividend, partnership basis, passive foreign investment company, futures contracts marked to market and hybrid interest accrual adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

56  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                     NET
                                          GROSS                GROSS             UNREALIZED
                                        UNREALIZED          UNREALIZED          APPRECIATION/
FUND                   TAX COST        APPRECIATION        DEPRECIATION        (DEPRECIATION)
--------------------------------------------------------------------------------------------
USAA Cornerstone
  Moderately
  Aggressive Fund   $2,387,224,000     $181,205,000        $(62,560,000)        $118,645,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $1,341,544,000 and $1,364,328,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                      NON-CASH COLLATERAL                CASH COLLATERAL
------------------------------------------------------------------------------------
  $14,589,000                        $2,507,000                        $12,740,000

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2018, the Fund had no subadviser(s).

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average net assets. For the year ended May 31, 2018, the Fund incurred management fees, paid or payable to the Manager, of $14,643,000.

In addition, the Fund invests in affiliated USAA exchange-traded fund(s) (ETFs). The Fund's management fee is reimbursed by the Manager to the extent of the indirect management fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the year ended May 31, 2018, the Fund's management fee was reimbursed by the Manager in an amount of $2,000, of which $1,000 was receivable from the Manager.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2018, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $3,723,000.

================================================================================

58  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2018, the Fund reimbursed the Manager $33,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2018, the Fund incurred transfer agent's fees, paid or payable to SAS, of $4,652,000. At May 31, 2018, the Fund recorded a reclassification of less than $500 for SAS adjustments to income distribution and capital gains payable.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the USAA Funds' net assets. At May 31, 2018, the Fund owned the following percentages of the total outstanding shares of each of USAA Funds:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
MSCI Emerging Markets Value Momentum Blend Index ETF                    1.7

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the USAA Funds for the year ended May 31, 2018:

                                                                                CHANGE IN
                                                                                   NET
($ IN 000s)                                       REALIZED      CAPITAL        UNREALIZED
AFFILIATED       PURCHASE     SALES     DIVIDEND    GAIN         GAIN         APPRECIATION/         MARKET VALUE
USAA FUND         COST(a)    PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS    DEPRECIATION     05/31/2017  05/31/2018
---------------------------------------------------------------------------------------------------------------------
MSCI
  Emerging
  Markets Value
  Momentum
  Blend Index
  ETF            $2,952      $-         $-         $-           $-               $(154)           $-         $2,798

(a) Includes reinvestment of distributions from dividend income and realized gains.

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2018, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                                           NET REALIZED
                                                                       COST TO            GAIN (LOSS) TO
SELLER                                   PURCHASER                    PURCHASER               SELLER
--------------------------------------------------------------------------------------------------------
Cornerstone Moderately             Cornerstone Moderate              $    87,000            $       (-)*
  Aggressive
Cornerstone Moderate               Cornerstone Moderately                180,000                  1,000
                                     Aggressive
Cornerstone Aggressive             Cornerstone Moderately                581,000                 30,000
                                     Aggressive
Target Managed Allocation          Cornerstone Moderately              8,168,000              1,901,000
                                     Aggressive

*Represents less than $500.

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as

================================================================================

60  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary
Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

(11) UPCOMING ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MAY 31,
                              --------------------------------------------------------------------------
                                    2018             2017            2016            2015           2014
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $    26.09       $    24.08      $    26.27      $    26.02     $    24.17
                              --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .42              .45             .55             .56            .62
  Net realized and
    unrealized gain (loss)          1.28             2.06           (2.06)            .33           1.83
                              --------------------------------------------------------------------------
Total from investment
  operations                        1.70             2.51           (1.51)            .89           2.45
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.44)            (.50)           (.56)           (.64)          (.60)
  Realized capital gains           (1.57)               -            (.12)              -              -
                              --------------------------------------------------------------------------
Total distributions                (2.01)            (.50)           (.68)           (.64)          (.60)
                              --------------------------------------------------------------------------
Net asset value at end
  of period                   $    25.78       $    26.09      $    24.08      $    26.27     $    26.02
                              ==========================================================================
Total Return (%)*                   6.52            10.59           (5.73)           3.47          10.24
Net assets at end
  of period (000)             $2,493,883       $2,398,407      $2,278,762      $2,526,548     $2,491,487
Ratios to average
  net assets:**
  Expenses (%)(c)                    .97             1.06            1.13            1.16           1.18(a),(b)
  Expenses, excluding
    reimbursements (%)(c)            .97             1.06            1.13            1.16           1.18(a)
  Net Investment Income (%)         1.64             1.78            2.18            2.14           2.46
Portfolio Turnover (%)                56               69              87(d)           62             57

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $2,482,758,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Prior to October 1, 2013, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets.
(c) Does not include acquired fund fees, if any.
(d) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

62  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  63

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING                ENDING              DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE        DECEMBER 1, 2017 -
                                      DECEMBER 1, 2017         MAY 31, 2018            MAY 31, 2018
------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00             $1,006.20                  $4.80

Hypothetical
  (5% return before expenses)              1,000.00              1,020.14                   4.84

*Expenses are equal to the Fund's annualized expense ratio of 0.96%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.62% for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

64  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(s) |  65

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

================================================================================

66  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board

================================================================================

                                                     ADVISORY AGREEMENT(s) |  67

================================================================================

noted that the Fund's management fee rate - which includes advisory and administrative services - was above the median of its expense group and equal to the median of its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and equal to the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager.

The Board also noted the level and method of computing the Fund's management fee.

The Board also took into account management's discussion with respect to the Fund's expenses. The Board also considered that the Fund's management fee rate was reduced in October 2016. The Board also considered that the Fund's management fee was reduced further and that the performance fee component was eliminated in April 2017. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period and lower than the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 20% of its performance universe for the one-year period ended December 31, 2017, and was in the bottom 50% of its performance universe for the three-, five-, and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

================================================================================

68  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's

================================================================================

                                                     ADVISORY AGREEMENT(s) |  69

================================================================================

performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and
(v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

70  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

72  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

74  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

76  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

78  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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   23405-0718                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                      [GRAPHIC OF USAA CORNERSTONE MODERATELY CONSERVATIVE FUND]

 ==============================================================

          ANNUAL REPORT
          USAA CORNERSTONE MODERATELY CONSERVATIVE FUND
          MAY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

--------------------------------------------------------------------------------

JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

================================================================================

================================================================================

in the European Union. Fears about the future of the European Union drove a "flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar- cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

   Distributions to Shareholders                                             10

   Report of Independent Registered
     Public Accounting Firm                                                  11

   Portfolio of Investments                                                  12

   Notes to Portfolio of Investments                                         31

   Financial Statements                                                      36

   Notes to Financial Statements                                             39

   Financial Highlights                                                      56

EXPENSE EXAMPLE                                                              57

ADVISORY AGREEMENT(S)                                                        59

TRUSTEES' AND OFFICERS' INFORMATION                                          64

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    WASIF A. LATIF                                      ARNOLD J. ESPE, CFA
    LANCE HUMPHREY, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced mixed returns: stocks posted gains, but bonds finished flat to slightly lower. This performance gap largely reflected the divergent effect that improving economic growth had on the two categories. Global economic conditions strengthened in 2017, with a distinct acceleration in growth across the United States, Europe, Japan, and the emerging markets. China, in particular, re-emerged as an important driver of the world economy. The emergence of a synchronized global expansion fed through to corporate results, fueling strength in both revenues and bottom-line earnings. The passage of sweeping tax reform in the United States, highlighted by a reduction in the corporate income tax rate, provided a further boost to the economic outlook in late 2017.

    In combination, these trends led to a steady advance in global equities from the beginning of the reporting period to the end of January 2018. At that time, however, stronger growth began to fuel concerns that the possibility of higher inflation would cause the Federal Reserve and other world central banks to raise interest rates sooner than investors had expected. This worry, together with the prospect of protectionist trade policies in the United States, contributed to uneven stock market performance through the final four months of the reporting period.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    Despite the lower returns for equities from February 2018 onward, the key indexes finished with positive returns thanks to their rally earlier in the reporting period. Developed- and emerging-market international stocks also registered gains but trailed U.S. stocks.

    While the improving outlook for growth provided a boost for stocks, it weighed on the interest-rate sensitive segments of the bond market. High-yield bonds, which benefitted from rising corporate earnings and generally robust investor risk appetites, posted a gain and outperformed investment-grade issues.

o HOW DID THE USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2018, the Fund had a total return of 3.89%. This compares to returns of -0.21% for the Bloomberg Barclays U.S. Universal Index and 4.94% for the Cornerstone Moderately Conservative Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund produced a positive absolute return and delivered competitive results compared to its benchmarks, which we view as a validation of our diversified approach.

    The Fund's allocation to stocks was the primary driver of its reporting period return. Consistent with the broader market environment, the U.S. portion of the equity portfolio generated the largest gains. The Fund's

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    position in foreign stocks, while not keeping pace with the U.S. market, nonetheless finished in positive territory and contributed to both absolute and relative performance.

    Despite the difficult backdrop for the bond market, the Fund's fixed- income portfolio performed well thanks to our security selection for corporate bonds and an above-average weighting in cash. We continued to have a meaningful position in corporate bonds, as we maintained positions in individual investment-grade and high-yield issues where we saw potential for positive returns. At the same time, we held a large position in longer-term U.S. Treasuries. Although U.S. Treasuries experienced weak returns in the reporting period, we believe the rise in yields reflects an overly optimistic outlook for the economy. Further, we believe U.S. Treasuries can benefit from a potential "flight to safety" if there is additional weakness in global equities.

    An allocation to commodities, while limited, was an additional contributor. Commodity prices moved higher during the reporting period as the improving world economy led to rising demand.

    Although shifting headlines fueled wide swings in day-to-day returns across most major asset classes in recent months, we maintained a steady approach on the belief that the core, fundamental drivers of market performance are still largely in place. We remain cautious regarding U.S. equities due to valuations that we believe are somewhat elevated, and we think developed-market international equities have better long-term return potential due to their stronger earnings outlook and lower valuations. The emerging markets also continue to offer an attractive longer-term opportunity, even though the asset class remains vulnerable to geopolitical risks. We see the outlook for fixed income as having improved to some extent following the recent increase in yields, but we also think an active, selective, and opportunistic approach is

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    essential. Overall, we believe our emphasis on diversification, together with our long-term approach and focus on asset categories with healthy fundamentals and attractive valuations, is well suited to an environment of elevated volatility.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds (ETFs); (2) futures, options, and other derivatives;
    (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

4  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND)
(Ticker Symbol: UCMCX)

--------------------------------------------------------------------------------
                                        5/31/18                      5/31/17
--------------------------------------------------------------------------------
Net Assets                          $221.7 Million               $209.3 Million
Net Asset Value Per Share               $11.29                       $11.34

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
  1 YEAR                    5 YEARS                    SINCE INCEPTION 6/08/12
  3.89%                      3.81%                              5.29%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/17*
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT          1.18%        AFTER REIMBURSEMENT          0.99%

               (Includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2018. If the total annual operating expense ratio of the Fund is lower than 0.90%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  CORNERSTONE
                  MODERATELY            USAA CORNERSTONE      BLOOMBERG BARCLAYS
                 CONSERVATIVE              MODERATELY           U.S. UNIVERSAL
                COMPOSITE INDEX         CONSERVATIVE FUND           INDEX
05/31/12          $10,000.00              $10,000.00              $10,000.00
06/30/12           10,200.03               10,170.00               10,025.20
07/31/12           10,341.82               10,311.00               10,174.72
08/31/12           10,449.23               10,461.00               10,196.08
09/30/12           10,589.56               10,623.00               10,225.98
10/31/12           10,567.13               10,693.00               10,258.45
11/30/12           10,627.87               10,754.00               10,283.01
12/31/12           10,715.94               10,887.00               10,284.93
01/31/13           10,890.90               11,070.00               10,231.32
02/28/13           10,935.85               11,090.00               10,280.45
03/31/13           11,051.03               11,200.00               10,292.62
04/30/13           11,228.00               11,363.00               10,405.61
05/31/13           11,129.80               11,292.00               10,229.19
06/30/13           10,902.56               11,034.00               10,049.13
07/31/13           11,134.97               11,239.00               10,081.81
08/31/13           11,000.41               11,106.00               10,024.35
09/30/13           11,274.70               11,287.00               10,124.10
10/31/13           11,514.19               11,555.00               10,224.27
11/30/13           11,563.91               11,617.00               10,191.17
12/31/13           11,623.95               11,700.00               10,146.52
01/31/14           11,559.83               11,595.00               10,281.09
02/28/14           11,834.59               11,869.00               10,354.35
03/31/14           11,847.80               11,919.00               10,344.74
04/30/14           11,935.29               12,025.00               10,430.39
05/31/14           12,112.38               12,184.00               10,555.98
06/30/14           12,228.69               12,327.00               10,572.00
07/31/14           12,125.69               12,231.00               10,539.11
08/31/14           12,331.36               12,380.00               10,653.38
09/30/14           12,108.61               12,158.00               10,568.80
10/31/14           12,243.23               12,222.00               10,672.39
11/30/14           12,357.12               12,318.00               10,728.99
12/31/14           12,274.19               12,228.00               10,710.62
01/31/15           12,332.64               12,294.00               10,914.39
02/28/15           12,555.60               12,468.00               10,850.74
03/31/15           12,521.51               12,399.00               10,895.60
04/30/15           12,625.45               12,486.00               10,882.99
05/31/15           12,626.20               12,497.00               10,863.98
06/30/15           12,440.18               12,268.00               10,742.66
07/31/15           12,513.54               12,301.00               10,805.25
08/31/15           12,171.11               11,894.00               10,773.42
09/30/15           12,036.08               11,706.00               10,815.50
10/31/15           12,414.24               12,049.00               10,850.10
11/30/15           12,359.73               11,949.00               10,810.59
12/31/15           12,234.89               11,737.00               10,756.55
01/31/16           12,020.78               11,490.00               10,875.30
02/29/16           12,048.43               11,524.00               10,952.63
03/31/16           12,495.43               11,902.00               11,086.76
04/30/16           12,621.63               12,037.00               11,162.37
05/31/16           12,654.45               12,060.00               11,171.13
06/30/16           12,772.13               12,251.00               11,367.64
07/31/16           13,045.46               12,524.00               11,461.40
08/31/16           13,063.72               12,536.00               11,473.79
09/30/16           13,100.30               12,582.00               11,476.57
10/31/16           12,944.41               12,422.00               11,400.32
11/30/16           12,857.68               12,239.00               11,144.00
12/31/16           12,992.68               12,343.00               11,177.11
01/31/17           13,148.63               12,527.00               11,216.63
02/28/17           13,359.04               12,711.00               11,303.13
03/31/17           13,402.87               12,803.00               11,299.50
04/30/17           13,543.83               12,930.00               11,393.27
05/31/17           13,697.90               13,103.00               11,481.05
06/30/17           13,728.35               13,117.00               11,471.23
07/31/17           13,909.84               13,268.00               11,528.47
08/31/17           13,998.59               13,373.00               11,628.01
09/30/17           14,087.46               13,424.00               11,587.00
10/31/17           14,209.73               13,541.00               11,600.88
11/30/17           14,318.65               13,622.00               11,583.37
12/31/17           14,443.06               13,757.00               11,634.41
01/31/18           14,658.83               13,974.00               11,522.49
02/28/18           14,327.70               13,601.00               11,413.13
03/31/18           14,290.60               13,612.00               11,470.80
04/30/18           14,273.58               13,576.00               11,394.34
05/31/18           14,379.35               13,612.00               11,456.28

                                   [END CHART]

                       Data from 5/31/12 through 5/31/18.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Cornerstone Moderately Conservative Composite Index and the Bloomberg Barclays U.S. Universal Index is calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Moderately Conservative Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

6  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Conservative Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderately Conservative Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Moderately Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (23%), the MSCI ACWI ex USA IMI Net (15%), the Bloomberg Barclays U.S. Universal Index (58%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o TOP 10 HOLDINGS* - 5/31/18 o
                                (% of Net Assets)

Vanguard Total Bond Market ETF** .........................................  4.7%
U.S. Treasury Bond, 3.13%, 8/15/2044 .....................................  4.0%
Vanguard FTSE Developed Markets ETF** ....................................  3.4%
U.S. Treasury Note, 1.13%, 2/28/2021 .....................................  3.3%
Vanguard Short-Term Corporate Bond ETF** .................................  3.0%
Schwab Fundamental International Large
  Company Index ETF** ....................................................  2.9%
U.S. Treasury Note, 2.25%, 11/15/2025 ....................................  2.7%
Freddie Mac, 3.50%, 4/01/2046 ............................................  2.2%
Freddie Mac, 3.00%, 3/01/2047 ............................................  2.2%
iShares Core U.S. Aggregate Bond ETF** ...................................  2.1%

 *Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

8  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

                         o ASSET ALLOCATION* - 5/31/18 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. TREASURY SECURITIES                                                   20.4%
INTERNATIONAL EQUITY SECURITIES**                                          19.5%
U.S. EQUITY SECURITIES**                                                   18.6%
U.S. GOVERNMENT AGENCY ISSUES                                              13.8%
FIXED INCOME EXCHANGE-TRADED FUNDS**                                       13.1%
CORPORATE OBLIGATIONS                                                       4.7%
MONEY MARKET INSTRUMENTS                                                    4.1%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES**                          2.0%
COMMERCIAL MORTGAGE SECURITIES                                              1.3%
ASSET-BACKED SECURITIES                                                     1.0%
GLOBAL REAL ESTATE EQUITY SECURITIES**                                      0.6%
CONVERTIBLE SECURITIES                                                      0.4%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.4%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.3%

                                 [END PIE CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

 *Does not include futures and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

        DIVIDEND RECEIVED            LONG-TERM
      DEDUCTION (CORPORATE         CAPITAL GAIN            QUALIFIED INTEREST
         SHAREHOLDERS)(1)         DISTRIBUTIONS(2)               INCOME
    -------------------------------------------------------------------------
             10.98%                  $3,733,000                 $2,131,000
    -------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATELY CONSERVATIVE FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderately Conservative Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
July 24, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                       COUPON                     VALUE
(000)         SECURITY                                                        RATE        MATURITY      (000)
-------------------------------------------------------------------------------------------------------------
              BONDS (55.4%)

              ASSET-BACKED SECURITIES (1.0%)

              FINANCIALS (1.0%)
              -----------------
              ASSET-BACKED FINANCING (1.0%)
$       480   Americredit Automobile Receivables Trust                        3.50%       1/18/2024  $    483
        375   Avis Budget Rental Car Funding AESOP, LLC(a)                    2.96        7/20/2020       374
        233   Avis Budget Rental Car Funding AESOP, LLC(a)                    3.75        7/20/2020       234
        240   Element Rail Leasing I, LLC(a)                                  3.67        4/19/2044       239
        200   Navient Student Loan Trust (1 mo. LIBOR + 1.50%)                3.46(b)     8/25/2050       200
         99   NP SPE II, LLC(a)                                               3.37       10/21/2047        96
        277   SCF Equipment Leasing, LLC(a)                                   3.41       12/20/2023       273
        320   Synchrony Credit Card Master Note Trust                         2.95        5/15/2024       315
                                                                                                     --------
              Total Financials                                                                          2,214
                                                                                                     --------
              Total Asset-Backed Securities (cost: $2,203)                                              2,214
                                                                                                     --------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%)

              FINANCIALS (0.4%)
              -----------------
         46   Sequoia Mortgage Trust (1 mo. LIBOR + 0.90%)                    2.85(b)     9/20/2033        45
        737   Structured Asset Mortgage Investments
                Trust (1 mo. LIBOR + 0.50%)                                   2.45(b)     7/19/2035       691
         41   Wells Fargo Mortgage Backed Securities Trust
                (1 mo. LIBOR + 0.19%)                                         4.02(c)     4/25/2035        40
                                                                                                     --------
              Total Financials                                                                            776
                                                                                                     --------
              Total Collateralized Mortgage Obligations (cost: $809)                                      776
                                                                                                     --------

              COMMERCIAL MORTGAGE SECURITIES (1.3%)

              FINANCIALS (1.3%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.1%)
        163   Banc of America Commercial Mortgage Trust                       5.76(c)     7/10/2044        70
         38   Banc of America Commercial Mortgage Trust                       6.57(c)     2/10/2051        38
        258   Bear Stearns Commercial Mortgage Securities Trust(a)            5.66(c)     9/11/2041       260
         50   Citigroup Commercial Mortgage Trust                             6.13(c)    12/10/2049        24
        149   Commercial Mortgage Trust                                       5.38       12/10/2046       150
        319   Credit Suisse Commercial Mortgage Trust
                (1 mo. LIBOR + 0.19%)                                         2.13(b)     2/15/2040       316

================================================================================

12  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                       COUPON                     VALUE
(000)         SECURITY                                                        RATE        MATURITY      (000)
-------------------------------------------------------------------------------------------------------------
$       830   FREMF Mortgage Trust(a)                                         3.56%(c)    8/25/2045  $    834
        218   GE Capital Commercial Mortgage Corp.                            5.61(c)    12/10/2049       216
         24   GMAC Commercial Mortgage Securities, Inc.                       4.97       12/10/2041        24
        396   J.P.Morgan Chase Commercial Mortgage Securities Trust           5.37        5/15/2047       399
                                                                                                     --------
                                                                                                        2,331
                                                                                                     --------
              INTEREST-ONLY COMMERCIAL MORTGAGE BACKED SECURITIES (0.2%)
      3,221   CSAIL Commercial Mortgage Trust(d)                              1.80(c)     1/15/2049       316
      2,736   UBS Commercial Mortgage Trust(a),(d)                            2.07(c)     5/10/2045       178
                                                                                                     --------
                                                                                                          494
                                                                                                     --------
              Total Financials                                                                          2,825
                                                                                                     --------
              Total Commercial Mortgage Securities (cost: $2,934)                                       2,825
                                                                                                     --------
              CONVERTIBLE SECURITIES (0.4%)

              MATERIALS (0.4%)
              ----------------
              GOLD (0.4%)
        650   Hycroft Mining Corp.(d),(e),(f),(g)                            15.00(h)    10/22/2020       397
        500   Pretium Resources, Inc.                                         2.25        3/15/2022       429
                                                                                                     --------
              Total Materials                                                                             826
                                                                                                     --------
              Total Convertible Securities (cost: $1,124)                                                 826
                                                                                                     --------
              CORPORATE OBLIGATIONS (4.7%)

              CONSUMER DISCRETIONARY (0.5%)
              -----------------------------
              MOTORCYCLE MANUFACTURERS (0.3%)
        700   Harley-Davidson Financial Services, Inc.(a)                     3.55        5/21/2021       704
                                                                                                     --------
              SPECIALTY STORES (0.2%)
        405   Academy Ltd. (3 mo. LIBOR + 4.00%)(i)                           5.91        7/01/2022       322
        189   Academy Ltd. (3 mo. LIBOR + 4.00%)(i)                           6.02        7/01/2022       151
                                                                                                     --------
                                                                                                          473
                                                                                                     --------
              Total Consumer Discretionary                                                              1,177
                                                                                                     --------
              ENERGY (0.9%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.9%)
        650   Enbridge Energy Partners, LP                                    7.38       10/15/2045       863
        400   Energy Transfer Partners, LP (3 mo. LIBOR + 3.02%)              5.38(b)    11/01/2066       350
        200   Martin Midstream Partners, LP / Martin
              Midstream Finance Corp.                                         7.25        2/15/2021       200
        200   Southern Union Co. (3 mo. LIBOR + 3.02%)                        5.38(b)    11/01/2066       165

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                       COUPON                     VALUE
(000)         SECURITY                                                        RATE        MATURITY      (000)
-------------------------------------------------------------------------------------------------------------
$       300   Tallgrass Energy Partners, LP / Tallgrass
              Energy Finance Corp.(a)                                         5.50%       9/15/2024  $    303
                                                                                                     --------
              Total Energy                                                                              1,881
                                                                                                     --------
              FINANCIALS (2.9%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
        350   Ares Capital Corp.                                              3.63        1/19/2022       344
        900   Prospect Capital Corp.                                          5.00        7/15/2019       910
                                                                                                     --------
                                                                                                        1,254
                                                                                                     --------
              LIFE & HEALTH INSURANCE (0.3%)
        600   Prudential Financial, Inc. (3 mo. LIBOR + 3.92%)                5.63(j)     6/15/2043       625
                                                                                                     --------
              MULTI-LINE INSURANCE (0.5%)
      1,100   Nationwide Mutual Insurance Co. (3 mo. LIBOR + 2.29%)(a)        4.41(b)    12/15/2024     1,097
                                                                                                     --------
              PROPERTY & CASUALTY INSURANCE (0.7%)
        700   Allstate Corp. (3 mo. LIBOR + 2.94%)(j)                         5.75(j)     8/15/2053       725
        332   AmTrust Financial Services, Inc.(k)                             6.13        8/15/2023       322
        550   HSB Group, Inc. (3 mo. LIBOR + 0.91%)                           3.26(b)     7/15/2027       496
                                                                                                     --------
                                                                                                        1,543
                                                                                                     --------
              REGIONAL BANKS (0.9%)
        100   Compass Bank                                                    3.88        4/10/2025        97
      1,000   Cullen/Frost Capital Trust II (3 mo. LIBOR + 1.55%)             3.85(b)     3/01/2034       853
        100   First Maryland Capital Trust I (3 mo.LIBOR + 1.00%)             3.35(b)     1/15/2027        96
      1,000   SunTrust Capital I (3 mo. LIBOR + 0.67%)                        3.01(b)     5/15/2027       939
                                                                                                     --------
                                                                                                        1,985
                                                                                                     --------
              Total Financials                                                                          6,504
                                                                                                     --------
              HEALTH CARE (0.2%)
              ------------------
              HEALTH CARE FACILITIES (0.2%)
        600   Community Health Systems, Inc.                                  6.88        2/01/2022       318
                                                                                                     --------
              INDUSTRIALS (0.1%)
              ------------------
              AIRLINES (0.1%)
        148   Continental Airlines, Inc. Pass-Through Trust "B"               6.25       10/11/2021       153
                                                                                                     --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
        100   Artesyn Embedded Technologies, Inc.(a)                          9.75       10/15/2020        97
                                                                                                     --------
              Total Industrials                                                                           250
                                                                                                     --------

================================================================================

14  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                       COUPON                     VALUE
(000)         SECURITY                                                        RATE        MATURITY      (000)
-------------------------------------------------------------------------------------------------------------
              REAL ESTATE (0.1%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.1%)
$       285   Crescent Communities, LLC / Crescent Ventures, Inc.(a)          8.88%      10/15/2021  $    303
                                                                                                     --------
              Total Corporate Obligations (cost: $10,168)                                              10,433
                                                                                                     --------
              EURODOLLAR AND YANKEE OBLIGATIONS (0.3%)

              ENERGY (0.1%)
              -------------
              OIL & GAS DRILLING (0.1%)
        912   Schahin II Finance Co. SPV Ltd.(a),(l)                          5.88        9/25/2023       137
                                                                                                     --------
              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
        250   QBE Capital Funding III Ltd. (USD Swap
                Semi-Annual 30/360 10YR + 4.05%)(a)                           7.25(j)     5/24/2041       272
                                                                                                     --------
              MATERIALS (0.1%)
              ----------------
              GOLD (0.1%)
        300   Newcrest Finance Pty. Ltd.(a)                                   4.45       11/15/2021       305
                                                                                                     --------
              Total Eurodollar and Yankee Obligations (cost: $1,303)                                      714
                                                                                                     --------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (13.1%)
     16,600   Invesco Fundamental High Yield Corporate Bond Portfolio "B"                                 306
      1,100   iShares 1-3 Year Credit Bond ETF                                                            114
     44,740   iShares Core U.S. Aggregate Bond ETF                                                      4,763
     63,300   Vanguard Mortgage-Backed Securities ETF                                                   3,260
     47,500   Vanguard Short-Term Bond ETF                                                              3,719
     84,700   Vanguard Short-Term Corporate Bond ETF                                                    6,631
    130,100   Vanguard Total Bond Market ETF                                                           10,331
                                                                                                     --------
              Total Fixed-Income Exchange-Traded Funds (cost: $29,739)                                 29,124
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                       COUPON                     VALUE
(000)         SECURITY                                                        RATE        MATURITY      (000)
-------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ISSUES (13.8%)(M)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.2%)
$       500   Fannie Mae(+)                                                   2.15%       1/25/2023  $    483
      1,100   Freddie Mac(+)                                                  3.33(c)     5/25/2025     1,115
      1,000   Freddie Mac(+)                                                  3.51        4/25/2030     1,005
                                                                                                     --------
                                                                                                        2,603
                                                                                                     --------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (12.6%)
      1,624   Freddie Mac(+)                                                  3.00        4/01/2046     1,578
      3,849   Freddie Mac(+)                                                  3.00        6/01/2046     3,742
      1,757   Freddie Mac(+)                                                  3.00        9/01/2046     1,708
        886   Freddie Mac(+)                                                  3.00       10/01/2046       861
      1,791   Freddie Mac(+)                                                  3.00       11/01/2046     1,741
      4,115   Freddie Mac(+)                                                  3.00        1/01/2047     3,996
      2,759   Freddie Mac(+)                                                  3.00        1/01/2047     2,682
      4,963   Freddie Mac(+)                                                  3.00        3/01/2047     4,821
      4,972   Freddie Mac(+)                                                  3.50        4/01/2046     4,978
      1,988   Freddie Mac(+)                                                  3.50        4/01/2048     1,985
                                                                                                     --------
                                                                                                       28,092
                                                                                                     --------
              Total U.S. Government Agency Issues (cost: $31,712)                                      30,695
                                                                                                     --------
              U.S. TREASURY SECURITIES (20.4%)

              BONDS (7.8%)(N)
        300   2.50%, 2/15/2045                                                                            274
      2,285   3.00%, 11/15/2044                                                                         2,295
      3,000   3.00%, 5/15/2045                                                                          3,013
      1,000   3.00%, 5/15/2047(o)                                                                       1,003
      8,700   3.13%, 8/15/2044                                                                          8,934
      4,000   3.17%, 8/15/2044 (STRIPS Principal)(p)                                                    1,838
                                                                                                     --------
                                                                                                       17,357
                                                                                                     --------
              NOTES (12.6%)(N)
      7,600   1.13%, 2/28/2021(q)                                                                       7,321
      3,800   1.63%, 4/30/2023                                                                          3,618
      2,000   1.63%, 2/15/2026(o)                                                                       1,837
        618   2.00%, 2/15/2023                                                                            600
        800   2.25%, 11/15/2024                                                                           776
      6,200   2.25%, 11/15/2025(o)                                                                      5,976
      1,000   2.25%, 2/15/2027(o)                                                                         956
      1,000   2.25%, 11/15/2027(o)                                                                        952
      1,500   2.38%, 8/15/2024                                                                          1,469
      2,000   2.38%, 5/15/2027(o)                                                                       1,929
      1,500   2.38%, 8/15/2024                                                                          1,481

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16  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                                                  VALUE
(000)         SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
$     1,000   2.75%, 2/15/2028(o)                                                                    $    993
                                                                                                     --------
                                                                                                       27,908
                                                                                                     --------
              Total U.S. Treasury Securities (cost: $45,945)                                           45,265
                                                                                                     --------
              Total Bonds (cost: $125,937)                                                            122,872
                                                                                                     --------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
              INTERNATIONAL EQUITY SECURITIES (19.5%)

              COMMON STOCKS (0.1%)

              ENERGY (0.0%)
              -------------
              OIL & GAS EQUIPMENT & SERVICES (0.0%)
      2,760   TechnipFMC plc                                                                               86
                                                                                                     --------
              HEALTH CARE (0.1%)
              ------------------
              PHARMACEUTICALS (0.1%)
        700   Jazz Pharmaceuticals plc(r)                                                                 119
                                                                                                     --------
              INFORMATION TECHNOLOGY (0.0%)
              -----------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.0%)
        970   TE Connectivity Ltd.                                                                         90
                                                                                                     --------
              Total Common Stocks (cost: $280)                                                            295
                                                                                                     --------
              EXCHANGE-TRADED FUNDS (19.4%)
     31,400   Invesco FTSE RAFI Developed Markets ex-US Portfolio                                       1,396
     87,600   Invesco FTSE RAFI Emerging Markets Portfolio                                              1,906
     49,265   iShares Core MSCI EAFE ETF                                                                3,233
     32,338   iShares Core MSCI Emerging Markets ETF                                                    1,796
     35,600   iShares Edge MSCI Min Vol EAFE ETF                                                        2,610
     27,900   iShares Edge MSCI Min Vol Emerging Markets ETF                                            1,699
     20,000   iShares Latin America 40 ETF                                                                628
    141,000   iShares MSCI Canada ETF                                                                   4,052
     12,000   iShares MSCI Japan ETF                                                                      717
    151,700   Schwab Fundamental Emerging Markets Large Company Index ETF                               4,419
    216,800   Schwab Fundamental International Large Company Index ETF                                  6,497
     43,100   Schwab Fundamental International Small Company Index ETF                                  1,536
      7,496   SPDR S&P Emerging Markets SmallCap ETF                                                      379
      4,000   USAA MSCI Emerging Markets Value Momentum Blend Index ETF(s)                                200
     23,290   Vanguard FTSE All-World ex-US ETF                                                         1,248
    169,200   Vanguard FTSE Developed Markets ETF                                                       7,473
     42,340   Vanguard FTSE Emerging Markets ETF                                                        1,889

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
      7,000   Vanguard FTSE Europe ETF                                                               $    406
      5,259   WisdomTree Emerging Markets SmallCap Dividend Fund                                          272
     10,960   WisdomTree Japan Hedged Equity Fund                                                         608
                                                                                                     --------
              Total Exchange-Traded Funds (cost: $39,000)                                              42,964
                                                                                                     --------
              Total International Equity Securities (cost: $39,280)                                    43,259
                                                                                                     --------
              U.S. EQUITY SECURITIES (18.6%)

              COMMON STOCKS (10.7%)

              CONSUMER DISCRETIONARY (1.4%)
              -----------------------------
              APPAREL RETAIL (0.1%)
      4,540   Gap, Inc.                                                                                   127
                                                                                                     --------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
      2,490   Michael Kors Holdings Ltd.(r)                                                               143
      2,160   VF Corp.                                                                                    175
                                                                                                     --------
                                                                                                          318
                                                                                                     --------
              AUTO PARTS & EQUIPMENT (0.0%)
      1,060   Aptiv plc                                                                                   103
                                                                                                     --------
              AUTOMOBILE MANUFACTURES (0.0%)
      8,780   Ford Motor Co.                                                                              101
                                                                                                     --------
              AUTOMOTIVE RETAIL (0.1%)
      2,800   AutoNation, Inc.(r)                                                                         128
                                                                                                     --------
              BROADCASTING (0.0%)
      5,150   Discovery, Inc.(r)                                                                          102
                                                                                                     --------
              CABLE & SATELLITE (0.1%)
      5,670   Comcast Corp.                                                                               177
                                                                                                     --------
              COMPUTER & ELECTRONICS RETAIL (0.1%)
      1,900   Best Buy Co., Inc.                                                                          130
                                                                                                     --------
              DEPARTMENT STORES (0.2%)
      2,640   Kohl's Corp.                                                                                176
      5,100   Macy's, Inc.                                                                                178
                                                                                                     --------
                                                                                                          354
                                                                                                     --------
              GENERAL MERCHANDISE STORES (0.1%)
      1,930   Target Corp.                                                                                141
                                                                                                     --------
              HOME IMPROVEMENT RETAIL (0.1%)
      1,350   Home Depot, Inc.                                                                            252
        890   Lowe's Companies, Inc.                                                                       84
                                                                                                     --------
                                                                                                          336
                                                                                                     --------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
      1,410   Carnival Corp.                                                                               88
      1,440   Hilton Worldwide Holdings, Inc.                                                             116

================================================================================

18  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
        660   Marriott International, Inc. "A"                                                       $     89
        670   Royal Caribbean Cruises Ltd.                                                                 70
        760   Wyndham Worldwide Corp.                                                                      83
                                                                                                     --------
                                                                                                          446
                                                                                                     --------
              INTERNET & DIRECT MARKETING RETAIL (0.2%)
        170   Amazon.com, Inc.(r)                                                                          77
         50   Booking Holdings, Inc.(r)                                                                   106
                                                                                                     --------
                                                                                                          383
                                                                                                     --------
              MOVIES & ENTERTAINMENT (0.0%)
      1,090   Walt Disney Co.                                                                             109
                                                                                                     --------
              RESTAURANTS (0.1%)
        900   McDonald's Corp.                                                                            144
                                                                                                     --------
              Total Consumer Discretionary                                                              3,099
                                                                                                     --------
              CONSUMER STAPLES (0.9%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
      2,590   Archer-Daniels-Midland Co.                                                                  113
        890   Ingredion, Inc.                                                                              99
                                                                                                     --------
                                                                                                          212
                                                                                                     --------
              BREWERS (0.0%)
      1,550   Molson Coors Brewing Co.                                                                     96
                                                                                                     --------
              DISTILLERS & VINTNERS (0.1%)
      2,012   Brown-Forman Corp. "B"                                                                      114
        350   Constellation Brands, Inc. "A"                                                               78
                                                                                                     --------
                                                                                                          192
                                                                                                     --------
              DRUG RETAIL (0.1%)
      1,830   Walgreens Boots Alliance, Inc.                                                              114
                                                                                                     --------
              FOOD DISTRIBUTORS (0.1%)
      2,020   Sysco Corp.                                                                                 131
                                                                                                     --------
              HEALTH CARE SERVICES (0.0%)
      1,730   CVS Health Corp.                                                                            110
                                                                                                     --------
              HOUSEHOLD PRODUCTS (0.1%)
        600   Kimberly-Clark Corp.                                                                         61
      2,040   Procter & Gamble Co.                                                                        149
                                                                                                     --------
                                                                                                          210
                                                                                                     --------
              HYPERMARKETS & SUPER CENTERS (0.1%)
        360   Costco Wholesale Corp.                                                                       71
      1,280   Walmart, Inc.                                                                               106
                                                                                                     --------
                                                                                                          177
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              PACKAGED FOODS & MEATS (0.1%)
        950   JM Smucker Co.                                                                         $    102
      2,450   Tyson Foods, Inc. "A"                                                                       165
                                                                                                     --------
                                                                                                          267
                                                                                                     --------
              PERSONAL PRODUCTS (0.0%)
        530   Estee Lauder Companies, Inc.                                                                 79
                                                                                                     --------
              SOFT DRINKS (0.2%)
      4,800   Coca-Cola Co.                                                                               206
      1,240   Monster Beverage Corp.(r)                                                                    64
        800   PepsiCo, Inc.                                                                                80
                                                                                                     --------
                                                                                                          350
                                                                                                     --------
              Total Consumer Staples                                                                    1,938
                                                                                                     --------
              ENERGY (0.9%)
              -------------
              INTEGRATED OIL & GAS (0.1%)
      1,210   Chevron Corp.                                                                               150
      1,160   Occidental Petroleum Corp.                                                                   98
                                                                                                     --------
                                                                                                          248
                                                                                                     --------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
      1,240   ConocoPhillips                                                                               84
      4,080   Devon Energy Corp.                                                                          170
      4,840   Newfield Exploration Co.(r)                                                                 141
                                                                                                     --------
                                                                                                          395
                                                                                                     --------
              OIL & GAS REFINING & MARKETING (0.6%)
      1,880   Andeavor                                                                                    272
      3,660   HollyFrontier Corp.                                                                         282
      3,070   Marathon Petroleum Corp.                                                                    243
      1,840   Phillips 66                                                                                 214
      2,280   Valero Energy Corp.                                                                         276
                                                                                                     --------
                                                                                                        1,287
                                                                                                     --------
              Total Energy                                                                              1,930
                                                                                                     --------
              FINANCIALS (1.6%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
        440   Affiliated Managers Group, Inc.                                                              70
      1,030   Ameriprise Financial, Inc.                                                                  143
        150   BlackRock, Inc.                                                                              80
      2,190   Eaton Vance Corp.                                                                           118
      1,460   SEI Investments Co.                                                                          93
        630   State Street Corp.                                                                           61
      1,030   T. Rowe Price Group, Inc.                                                                   125
                                                                                                     --------
                                                                                                          690
                                                                                                     --------

================================================================================

20  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              CONSUMER FINANCE (0.2%)
      5,090   Ally Financial, Inc.                                                                   $    130
      1,390   American Express Co.                                                                        137
      1,050   Capital One Financial Corp.                                                                  99
      1,620   Discover Financial Services                                                                 120
      2,587   Synchrony Financial                                                                          89
                                                                                                     --------
                                                                                                          575
                                                                                                     --------
              DIVERSIFIED BANKS (0.2%)
      2,640   Citigroup, Inc.                                                                             176
      2,550   J.P. Morgan Chase & Co.                                                                     273
      2,670   U.S. Bancorp.                                                                               133
                                                                                                     --------
                                                                                                          582
                                                                                                     --------
              FINANCIAL EXCHANGES & DATA (0.2%)
        570   Cboe Global Markets, Inc.                                                                    56
        400   CME Group, Inc.                                                                              65
        410   Moody's Corp.                                                                                70
        760   MSCI, Inc.                                                                                  124
        640   S&P Global, Inc.                                                                            126
                                                                                                     --------
                                                                                                          441
                                                                                                     --------
              INVESTMENT BANKING & BROKERAGE (0.1%)
      1,280   E*TRADE Financial Corp.(r)                                                                   81
      1,200   TD Ameritrade Holding Corp.                                                                  71
                                                                                                     --------
                                                                                                          152
                                                                                                     --------
              LIFE & HEALTH INSURANCE (0.1%)
      3,600   AFLAC, Inc.                                                                                 162
                                                                                                     --------
              PROPERTY & CASUALTY INSURANCE (0.1%)
      2,220   FNF Group                                                                                    82
      2,040   Progressive Corp.                                                                           127
                                                                                                     --------
                                                                                                          209
                                                                                                     --------
              REGIONAL BANKS (0.3%)
      4,150   Citizens Financial Group, Inc.                                                              170
      1,430   East West Bancorp, Inc.                                                                      99
      5,270   Fifth Third Bancorp                                                                         161
        400   M&T Bank Corp.                                                                               69
      5,010   Regions Financial Corp.                                                                      91
                                                                                                     --------
                                                                                                          590
                                                                                                     --------
              REINSURANCE (0.1%)
      1,150   Reinsurance Group of America, Inc.                                                          172
                                                                                                     --------
              Total Financials                                                                          3,573
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              HEALTH CARE (1.5%)
              ------------------
              BIOTECHNOLOGY (0.4%)
      1,010   AbbVie, Inc.                                                                           $    100
        480   Alnylam Pharmaceuticals, Inc.(r)                                                             48
        900   Amgen, Inc.                                                                                 161
        710   Biogen, Inc.(r)                                                                             209
        810   Celgene Corp.(r)                                                                             64
      1,830   Gilead Sciences, Inc.                                                                       123
      1,340   United Therapeutics Corp.(r)                                                                143
                                                                                                     --------
                                                                                                          848
                                                                                                     --------
              HEALTH CARE DISTRIBUTORS (0.1%)
        930   AmerisourceBergen Corp.                                                                      76
      1,910   Cardinal Health, Inc.                                                                       100
        910   McKesson Corp.                                                                              129
                                                                                                     --------
                                                                                                          305
                                                                                                     --------
              HEALTH CARE EQUIPMENT (0.1%)
      1,890   Abbott Laboratories                                                                         116
        190   Intuitive Surgical, Inc.(r)                                                                  88
                                                                                                     --------
                                                                                                          204
                                                                                                     --------
              HEALTH CARE FACILITIES (0.0%)
        690   Universal Health Services, Inc.                                                              79
                                                                                                     --------
              HEALTH CARE SERVICES (0.1%)
      1,750   Express Scripts Holding Co.(r)                                                              133
        500   Laboratory Corp. of America Holdings(r)                                                      90
        890   Quest Diagnostics, Inc.                                                                      95
                                                                                                     --------
                                                                                                          318
                                                                                                     --------
              HEALTH CARE SUPPLIES (0.1%)
        380   Align Technology, Inc.(r)                                                                   126
                                                                                                     --------
              LIFE SCIENCES TOOLS & SERVICES (0.2%)
      1,940   Agilent Technologies, Inc.                                                                  120
        120   Mettler-Toledo International, Inc.(r)                                                        66
        450   Thermo Fisher Scientific, Inc.                                                               94
        320   Waters Corp.(r)                                                                              61
                                                                                                     --------
                                                                                                          341
                                                                                                     --------
              MANAGED HEALTH CARE (0.3%)
        510   Aetna, Inc.                                                                                  90
        750   Anthem, Inc.                                                                                166
        660   Centene Corp.(r)                                                                             77
        430   Cigna Corp.                                                                                  73
        910   UnitedHealth Group, Inc.                                                                    220
                                                                                                     --------
                                                                                                          626
                                                                                                     --------

================================================================================

22  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS (0.2%)
      2,620   Mylan N.V.(r)                                                                          $    101
      5,630   Pfizer, Inc.                                                                                202
      1,800   Zoetis, Inc.                                                                                151
                                                                                                     --------
                                                                                                          454
                                                                                                     --------
              Total Health Care                                                                         3,301
                                                                                                     --------
              INDUSTRIALS (1.0%)
              ------------------
              AEROSPACE & DEFENSE (0.2%)
        500   Boeing Co.                                                                                  176
        430   Huntington Ingalls Industries, Inc.                                                          95
        360   Lockheed Martin Corp.                                                                       113
                                                                                                     --------
                                                                                                          384
                                                                                                     --------
              AGRICULTURE & FARM MACHINERY (0.1%)
      1,300   AGCO Corp.                                                                                   83
        430   Deere & Co.                                                                                  64
                                                                                                     --------
                                                                                                          147
                                                                                                     --------
              AIRLINES (0.0%)
      1,570   Southwest Airlines Co.                                                                       80
                                                                                                     --------
              BUILDING PRODUCTS (0.1%)
      1,560   Fortune Brands Home & Security, Inc.                                                         88
      1,440   Owens Corning                                                                                91
                                                                                                     --------
                                                                                                          179
                                                                                                     --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
        630   Caterpillar, Inc.                                                                            96
        700   Cummins, Inc.                                                                                99
      1,670   PACCAR, Inc.                                                                                104
                                                                                                     --------
                                                                                                          299
                                                                                                     --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
        470   Acuity Brands, Inc.                                                                          55
      1,250   Eaton Corp. plc                                                                              96
                                                                                                     --------
                                                                                                          151
                                                                                                     --------
              INDUSTRIAL CONGLOMERATES (0.1%)
        370   3M Co.                                                                                       73
        880   Honeywell International, Inc.                                                               130
                                                                                                     --------
                                                                                                          203
                                                                                                     --------
              INDUSTRIAL MACHINERY (0.2%)
        790   IDEX Corp.                                                                                  110
        520   Illinois Tool Works, Inc.                                                                    75
      1,000   Ingersoll-Rand plc                                                                           87

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
        630   Snap-on, Inc.                                                                          $     93
        890   Stanley Black & Decker, Inc.                                                                124
                                                                                                     --------
                                                                                                          489
                                                                                                     --------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
        780   United Rentals, Inc.(r)                                                                     125
                                                                                                     --------
              TRUCKING (0.0%)
        340   AMERCO                                                                                      110
                                                                                                     --------
              Total Industrials                                                                         2,167
                                                                                                     --------
              INFORMATION TECHNOLOGY (2.9%)
              -----------------------------
              APPLICATION SOFTWARE (0.1%)
        490   Adobe Systems, Inc.(r)                                                                      122
        440   Intuit, Inc.                                                                                 89
                                                                                                     --------
                                                                                                          211
                                                                                                     --------
              COMMUNICATIONS EQUIPMENT (0.2%)
        450   Arista Networks, Inc.(r)                                                                    113
        460   F5 Networks, Inc.(r)                                                                         80
      4,880   Juniper Networks, Inc.                                                                      130
        650   Motorola Solutions, Inc.                                                                     70
                                                                                                     --------
                                                                                                          393
                                                                                                     --------
              DATA PROCESSING & OUTSOURCED SERVICES (0.8%)
        810   Alliance Data Systems Corp.                                                                 171
      1,510   Broadridge Financial Solutions, Inc.                                                        174
      1,410   Fidelity National Information Services, Inc.                                                144
     12,050   First Data Corp. "A"(r)                                                                     229
      1,120   Fiserv, Inc.(r)                                                                              81
      1,250   Mastercard, Inc. "A"                                                                        238
      1,360   PayPal Holdings, Inc.(r)                                                                    112
      8,570   Sabre Corp.                                                                                 210
      1,760   Square, Inc. "A"(r)                                                                         102
        820   Total System Services, Inc.                                                                  70
      1,160   Visa, Inc. "A"                                                                              152
                                                                                                     --------
                                                                                                        1,683
                                                                                                     --------
              ELECTRONIC COMPONENTS (0.1%)
      1,910   Amphenol Corp.                                                                              166
                                                                                                     --------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      1,230   Cognex Corp.                                                                                 56
                                                                                                     --------
              ELECTRONIC MANUFACTURING SERVICES (0.0%)
        310   IPG Photonics Corp.(r)                                                                       75
                                                                                                     --------
              HOME ENTERTAINMENT SOFTWARE (0.0%)
        700   Take-Two Interactive Software, Inc.(r)                                                       79
                                                                                                     --------

================================================================================

24  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              INTERNET SOFTWARE & SERVICES (0.2%)
      2,080   Akamai Technologies, Inc.(r)                                                           $    157
      1,790   VeriSign, Inc.(r)                                                                           233
                                                                                                     --------
                                                                                                          390
                                                                                                     --------
              IT CONSULTING & OTHER SERVICES (0.4%)
      2,220   Accenture plc "A"                                                                           346
      1,770   Cognizant Technology Solutions Corp. "A"                                                    134
        720   DXC Technology Co.                                                                           66
      1,820   International Business Machines Corp.                                                       257
      2,270   Leidos Holdings, Inc.                                                                       136
                                                                                                     --------
                                                                                                          939
                                                                                                     --------
              SEMICONDUCTOR EQUIPMENT (0.0%)
        610   Lam Research Corp.                                                                          121
                                                                                                     --------
              SEMICONDUCTORS (0.4%)
      4,050   Intel Corp.                                                                                 223
      3,660   Micron Technology, Inc.(r)                                                                  211
        510   NVIDIA Corp.                                                                                129
        870   Skyworks Solutions, Inc.                                                                     86
      1,880   Texas Instruments, Inc.                                                                     210
                                                                                                     --------
                                                                                                          859
                                                                                                     --------
              SYSTEMS SOFTWARE (0.4%)
      3,980   CA, Inc.                                                                                    142
      3,140   Microsoft Corp.                                                                             310
      3,840   Oracle Corp.                                                                                180
      1,130   Red Hat, Inc.(r)                                                                            184
        570   ServiceNow, Inc.(r)                                                                         101
                                                                                                     --------
                                                                                                          917
                                                                                                     --------
              TECHNOLOGY DISTRIBUTORS (0.1%)
      1,920   Arrow Electronics, Inc.(r)                                                                  142
                                                                                                     --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.2%)
      8,360   Hewlett Packard Enterprise Co.                                                              127
      6,820   HP, Inc.                                                                                    150
      1,440   Seagate Technology plc                                                                       81
      1,720   Western Digital Corp.                                                                       144
                                                                                                     --------
                                                                                                          502
                                                                                                     --------
              Total Information Technology                                                              6,533
                                                                                                     --------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.0%)
      2,600   Zayo Group Holdings, Inc.(r)                                                                 90
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
      5,240   AT&T, Inc.                                                                             $    169
      4,350   Verizon Communications, Inc.                                                                208
                                                                                                     --------
                                                                                                          377
                                                                                                     --------
              WIRELESS TELECOMMUNICATION SERVICES (0.0%)
     16,170   Sprint Corp.(r)                                                                              83
                                                                                                     --------
              Total Telecommunication Services                                                            550
                                                                                                     --------
              UTILITIES (0.3%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
      1,600   American Electric Power Co., Inc.                                                           109
      3,170   Exelon Corp.                                                                                131
        740   NextEra Energy, Inc.                                                                        122
      1,330   Pinnacle West Capital Corp.                                                                 106
                                                                                                     --------
                                                                                                          468
                                                                                                     --------
              MULTI-UTILITIES (0.1%)
      2,120   Public Service Enterprise Group, Inc.                                                       112
      1,340   WEC Energy Group, Inc.                                                                       85
                                                                                                     --------
                                                                                                          197
                                                                                                     --------
              Total Utilities                                                                             665
                                                                                                     --------
              Total Common Stocks (cost: $21,638)                                                      23,756
                                                                                                     --------
              EXCHANGE-TRADED FUNDS (6.0%)
      7,200   Consumer Discretionary Select Sector SPDR Fund                                              762
      9,100   Health Care Select Sector SPDR Fund                                                         750
     10,300   Industrial Select Sector SPDR Fund                                                          767
      1,200   iShares Core S&P 500 ETF                                                                    327
     11,650   iShares Russell 2000 ETF                                                                  1,896
     12,260   Vanguard S&P 500 ETF                                                                      3,050
     28,400   Vanguard Small-Cap Value ETF                                                              3,857
     13,330   Vanguard Total Stock Market ETF                                                           1,867
                                                                                                     --------
              Total Exchange-Traded Funds (cost: $11,322)                                              13,276
                                                                                                     --------
              PREFERRED STOCKS (1.9%)

              CONSUMER STAPLES (0.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.6%)
     32,000   CHS, Inc., Series B, cumulative redeemable, 7.88% (t),(u)                                   900
      5,000   Dairy Farmers of America, Inc., cumulative redeemable, 7.88% (a),(t)                        501
                                                                                                     --------
              Total Consumer Staples                                                                    1,401
                                                                                                     --------
              ENERGY (0.3%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
      1,120   Chesapeake Energy Corp., 5.75%(a),(t)                                                       686
                                                                                                     --------

================================================================================

26  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              FINANCIALS (0.8%)
              -----------------
              LIFE & HEALTH INSURANCE (0.3%)
     27,414   Delphi Financial Group, Inc., cumulative redeemable, 5.53%,
                (3 mo. LIBOR + 3.19%)(b)                                                             $    617
                                                                                                     --------
              REGIONAL BANKS (0.5%)
      1,035   M&T Bank Corp., cumulative redeemable, 6.38%(t)                                           1,058
                                                                                                     --------
              Total Financials                                                                          1,675
                                                                                                     --------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.2%)
     20,000   Qwest Corp., 6.50%                                                                          431
                                                                                                     --------
              Total Preferred Stocks (cost: $4,438)                                                     4,193
                                                                                                     --------
              Total U.S. Equity Securities (cost: $37,398)                                             41,225
                                                                                                     --------
              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (2.0%)

              COMMON STOCKS (0.3%)

              MATERIALS (0.3%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
      2,040   LyondellBasell Industries N.V.                                                              229
                                                                                                     --------
              GOLD (0.0%)
     24,262   Hycroft Mining Corp.(d),(e),(f),(r),(u)                                                       1
                                                                                                     --------
              PAPER PACKAGING (0.2%)
      1,160   Avery Dennison Corp.                                                                        122
      2,480   International Paper Co.                                                                     133
      2,010   WestRock Co.                                                                                118
                                                                                                     --------
                                                                                                          373
                                                                                                     --------
              Total Materials                                                                             603
                                                                                                     --------
              Total Common Stocks (cost: $1,475)                                                          603
                                                                                                     --------

              EXCHANGE-TRADED FUNDS (1.7%)
     11,700   First Trust Global Tactical Commodity Strategy Fund                                         254
     35,900   Invesco DB Commodity Index Tracking Fund                                                    647
     13,100   Materials Select Sector SPDR Fund                                                           762
     22,900   United States Commodity Index Fund                                                        1,030
     33,800   VanEck Vectors Gold Miners ETF                                                              755
      8,800   VanEck Vectors Junior Gold Miners ETF                                                       288
                                                                                                     --------
              Total Exchange-Traded Funds (cost: $3,832)                                                3,736
                                                                                                     --------
              Total Precious Metals and Commodity-Related Securities (cost: $5,307)                     4,339
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              GLOBAL REAL ESTATE EQUITY SECURITIES (0.6%)

              COMMON STOCKS (0.3%)

              FINANCIALS (0.0%)
              -----------------
              REITs - MORTGAGE (0.0%)
     11,130   Annaly Capital Management, Inc.                                                        $    116
                                                                                                     --------
              REAL ESTATE (0.3%)
              ------------------
              REITs - HEALTH CARE (0.0%)
      1,740   Ventas, Inc.                                                                                 95
                                                                                                     --------
              REITs - HOTEL & RESORT (0.1%)
      6,170   Host Hotels & Resorts, Inc.                                                                 134
                                                                                                     --------
              REITs - OFFICE (0.1%)
      1,950   Vornado Realty Trust                                                                        136
                                                                                                     --------
              REITs - RESIDENTIAL (0.1%)
      1,390   Mid-America Apartment Communities, Inc.                                                     130
                                                                                                     --------
              REITs - SPECIALIZED (0.0%)
        740   American Tower Corp.                                                                        102
                                                                                                     --------
              Total Real Estate                                                                           597
                                                                                                     --------
              Total Common Stocks (cost: $681)                                                            713
                                                                                                     --------
              EXCHANGE-TRADED FUNDS (0.3%)
      8,000   Vanguard Real Estate ETF (cost: $633)                                                       631
                                                                                                     --------
              Total Global Real Estate Equity Securities (cost: $1,314)                                 1,344
                                                                                                     --------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                       COUPON
(000)                                                                         RATE        MATURITY
-------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (4.1%)

              COMMERCIAL PAPER (2.7%)
$       600   CNH Industrial Capital, LLC(a)                                  3.25%       1/07/2019       590
        300   CNH Industrial Capital, LLC(a)                                  2.96       10/22/2018       297
        867   Crown Point Capital Co.(a)                                      2.00        7/05/2018       865
        850   Gotham Funding Corp.(a)                                         1.88        6/08/2018       850
        600   Liberty Funding LLC(a)                                          1.90        6/26/2018       599
        920   LMA S.A. / LMA Americas, LLC(a)                                 1.90        6/15/2018       919
        920   National Rural Utilities Cooperative Finance Corp.              1.84        6/21/2018       919
        940   Nieuw Amsterdam Receivables(a)                                  1.85        6/11/2018       939
                                                                                                     --------
              Total Commercial Paper (cost: $5,976)                                                     5,978
                                                                                                     --------

================================================================================

28  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.4%)
  3,156,832   State Street Institutional Treasury Money Market Fund
                Premier Class, 1.66%(v) (cost: $3,157)                                               $  3,157
                                                                                                     --------
              Total Money Market Instruments (cost: $9,133)                                             9,135
                                                                                                     --------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (0.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
      2,034   Goldman Sachs Financial Square Government Fund Institutional Class, 1.65%(v)                  2
     10,758   HSBC U.S. Government Money Market Fund Institutional Class, 1.65%(v)                         11
      1,776   Invesco Government & Agency Portfolio Institutional Class, 1.64%(v)                           2
     46,032   Western Asset Institutional Government Reserve Institutional Class, 1.64%(v)                 46
                                                                                                     --------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $61)                                                              61
                                                                                                     --------

              TOTAL INVESTMENTS (COST: $218,430)                                                     $222,235
                                                                                                     ========

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
                                                                   NOTIONAL        CONTRACT     APPRECIATION/
NUMBER OF                                         EXPIRATION        AMOUNT           VALUE     (DEPRECIATION)
CONTRACTS     DESCRIPTION                            DATE           (000)            (000)              (000)
-------------------------------------------------------------------------------------------------------------
              FUTURES (0.4%)

              LONG FUTURES

              EQUITY CONTRACTS
        1     E-mini S&P 500                      6/15/2018 USD        135          $   135              $  -
       58     Euro STOXX 50                       6/15/2018 EUR      1,932            2,310                52
       24     TOPIX Index                         6/07/2018 JPY    410,208            3,849                78
                                                                                    -------              ----
              TOTAL LONG FUTURES                                                    $ 6,294              $130
                                                                                    -------              ----

              SHORT FUTURES

              EQUITY CONTRACTS
       13     Swiss Market Future Index           6/15/2018 CHF     (1,131)         $(1,115)             $ 32
                                                                                    -------              ----
              INTEREST RATE CONTRACTS
       29     U.S. Treasury Bond                  9/19/2018 USD     (4,217)          (4,209)                8
                                                                                    -------              ----
              TOTAL SHORT FUTURES                                                   $(5,324)             $ 40
                                                                                    -------              ----

              TOTAL FUTURES                                                         $   970              $170
                                                                                    =======              ====

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                               LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------------------
BONDS:
  Asset-Backed Securities                           $      -          $ 2,214             $  -       $  2,214
  Collateralized Mortgage Obligations                      -              776                -            776
  Commercial Mortgage Securities                           -            2,825                -          2,825
  Convertible Securities                                   -              429              397            826
  Corporate Obligations                                    -           10,433                -         10,433
  Eurodollar and Yankee Obligations                        -              714                -            714
  Fixed-Income Exchange-Traded Funds                  29,124                -                -         29,124
  U.S. Government Agency Issues                            -           30,695                -         30,695
  U.S. Treasury Securities                            43,427            1,838                -         45,265
International Equity Securities:
  Common Stocks                                          295                -                -            295
  Exchange-Traded Funds                               42,964                -                -         42,964
U.S. Equity Securities:
  Common Stocks                                       23,756                -                -         23,756
  Exchange-Traded Funds                               13,276                -                -         13,276
  Preferred Stocks                                         -            4,193                -          4,193
Precious Metals and Commodity-Related
  Securities:
  Common Stocks                                          602                -                1            603
  Exchange-Traded Funds                                3,736                -                -          3,736
Global Real Estate Equity Securities:
  Common Stocks                                          713                -                -            713
  Exchange-Traded Funds                                  631                -                -            631
Money Market Instruments:
  Commercial Paper                                         -            5,978                -          5,978
  Government & U.S. Treasury Money Market Funds        3,157                -                -          3,157
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury Money
  Market Funds                                            61                -                -             61
Futures(1)                                               170                -                -            170
-------------------------------------------------------------------------------------------------------------
Total                                               $161,912          $60,095             $398       $222,405
-------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2017, through May 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out which the event or circumstance that caused the transfer occurred.

================================================================================

30  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 21.0% of net assets at May 31, 2018.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by,

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

    mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

32  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    LIBOR  London Interbank Offered Rate

    REITs Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    STRIPS Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2018.

    (c) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (d) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at May 31, 2018, was $892,000, which represented 0.4% of the Fund's net assets.

    (e) Security was fair valued at May 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $398,000, which represented 0.2% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

    (f) Security was classified at Level 3.

    (g) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (h) All of the coupon is PIK.

    (i) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the all in interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2018. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset
        Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (j) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (k) The security, or a portion thereof, was out on loan as of May 31, 2018.

    (l) At May 31, 2018, the issuer was in default with respect to interest and/or principal payments.

    (m) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit

================================================================================

34  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

        of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (n) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (o) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2018.

    (p) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (q) Securities with a value of $963,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (r) Non-income-producing security.

    (s) Investment in affiliated exchange-traded fund.

    (t) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (u) Restricted security that is not registered under the Securities Act of 1933.

    (v) Rate represents the money market fund annualized seven-day yield at May 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
       (including securities on loan of $58) (cost of $218,229)                     $222,035
   Investments in affiliated underlying funds, at market value (cost of $201)            200
   Receivables:
       Capital shares sold                                                                92
       USAA Asset Management Company (Note 6)                                            111
       Dividends and interest                                                            468
       Securities sold                                                                 1,317
       Other                                                                               1
   Variation margin on futures contracts                                                 170
   Unrealized appreciation on foreign currency contracts held, at value                   64
                                                                                    --------
           Total assets                                                              224,458
                                                                                    --------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                   61
       Securities purchased                                                            2,175
       Capital shares redeemed                                                            65
       Bank overdraft                                                                    243
   Accrued management fees                                                                94
   Accrued transfer agent's fees                                                          23
   Other accrued expenses and payables                                                    76
                                                                                    --------
           Total liabilities                                                           2,737
                                                                                    --------
               Net assets applicable to capital shares outstanding                  $221,721
                                                                                    ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $214,199
   Accumulated undistributed net investment income                                       543
   Accumulated net realized gain on investments and futures transactions               3,008
   Net unrealized appreciation of investments and futures contracts                    3,975
   Net unrealized depreciation of foreign currency translations                           (4)
                                                                                    --------
               Net assets applicable to capital shares outstanding                  $221,721
                                                                                    ========
   Capital shares outstanding, no par value                                           19,632
                                                                                    ========
   Net asset value, redemption price, and offering price per share                  $  11.29
                                                                                    ========

See accompanying notes to financial statements.

================================================================================

36  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                         $ 2,754
   Interest                                                                            3,163
   Securities lending (net)                                                               19
                                                                                     -------
       Total income                                                                    5,936
                                                                                     -------
EXPENSES
   Management fees                                                                     1,082
   Administration and servicing fees                                                     325
   Transfer agent's fees                                                                 539
   Custody and accounting fees                                                           154
   Postage                                                                                26
   Shareholder reporting fees                                                             23
   Trustees' fees                                                                         34
   Registration fees                                                                      31
   Professional fees                                                                      84
   Other                                                                                  13
                                                                                     -------
           Total expenses                                                              2,311
   Expenses reimbursed                                                                  (364)
                                                                                     -------
           Net expenses                                                                1,947
                                                                                     -------
NET INVESTMENT INCOME                                                                  3,989
                                                                                     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, AND
FUTURES CONTRACTS
   Net realized gain on:
       Investments                                                                     7,893
       Long-term capital gain distributions from other investment companies                6
       Foreign currency transactions                                                      50
       Futures transactions                                                            1,573
   Change in net unrealized appreciation/(depreciation) of:
       Unaffiliated investments                                                       (4,871)
       Affiliated investments (Note 8)                                                    (1)
       Foreign currency translations                                                     (11)
       Futures contracts                                                                (381)
                                                                                     -------
           Net realized and unrealized gain                                            4,258
                                                                                     -------
   Increase in net assets resulting from operations                                  $ 8,247
                                                                                     =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------

                                                                         2018           2017
--------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $  3,989       $  4,240
   Net realized gain (loss) on investments                              7,893           (488)
   Net realized gain on long-term capital gain distributions
       from other investment companies                                      6             13
   Net realized gain on foreign currency transactions                      50              -
   Net realized gain (loss) on options                                      -            (49)
   Net realized gain on futures transactions                            1,573          1,231
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                     (4,872)        11,002
       Foreign currency translations                                      (11)             7
       Futures contracts                                                 (381)           534
                                                                     -----------------------
       Increase in net assets resulting from operations                 8,247         16,490
                                                                     -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (3,873)        (4,356)
   Net realized gains                                                  (5,216)             -
                                                                     -----------------------
       Distributions to shareholders                                   (9,089)        (4,356)
                                                                     -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                           54,580         49,002
   Reinvested dividends                                                 8,519          3,904
   Cost of shares redeemed                                            (49,806)       (50,146)
                                                                     -----------------------
       Increase in net assets from capital share transactions          13,293          2,760
                                                                     -----------------------
   Net increase in net assets                                          12,451         14,894

NET ASSETS
   Beginning of year                                                  209,270        194,376
                                                                     -----------------------
   End of year                                                       $221,721       $209,270
                                                                     =======================
Accumulated undistributed net investment income:
   End of year                                                       $    543       $    399
                                                                     =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                          4,770          4,478
   Shares issued for dividends reinvested                                 746            361
   Shares redeemed                                                     (4,344)        (4,592)
                                                                     -----------------------
       Increase in shares outstanding                                   1,172            247
                                                                     =======================

See accompanying notes to financial statements.

================================================================================

38  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open- end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Cornerstone Moderately Conservative Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek current income with a secondary focus on capital appreciation.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign

================================================================================

40  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

        securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

42  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2018, did not include master netting provisions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2018*
    (IN THOUSANDS)

                                  ASSET DERIVATIVES                LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------
                           STATEMENT OF                       STATEMENT OF
    DERIVATIVES NOT        ASSETS AND                         ASSETS AND
    ACCOUNTED FOR AS       LIABILITIES                        LIABILITIES
    HEDGING INSTRUMENTS    LOCATION             FAIR VALUE    LOCATION            FAIR VALUE
    ----------------------------------------------------------------------------------------
    Interest rate          Net unrealized         $  8**           -                  $-
    contracts              appreciation of
                           investments and
                           futures contracts
    ----------------------------------------------------------------------------------------
    Equity contracts       Net unrealized          162**           -                   -
                           appreciation of
                           investments and
                           futures contracts
    ----------------------------------------------------------------------------------------
    Total                                         $170                                $-
    ----------------------------------------------------------------------------------------

     *For open derivative instruments as of May 31, 2018, see the Portfolio of Investments.

    **Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

44  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2018 (IN THOUSANDS)

                                                                                  CHANGE IN
                                                                                  UNREALIZED
    DERIVATIVES NOT                                                               APPRECIATION/
    ACCOUNTED FOR AS       STATEMENT OF                    REALIZED GAIN (LOSS)   (DEPRECIATION)
    HEDGING INSTRUMENTS    OPERATIONS LOCATION             ON DERIVATIVES         ON DERIVATIVES
    --------------------------------------------------------------------------------------------
    Interest rate
    contracts              Net realized gain (loss)               $   76               $  30
                           on Futures transactions /
                           Change in net unrealized
                           appreciation / (depreciation)
                           of Futures contracts
    --------------------------------------------------------------------------------------------
    Equity contracts       Net realized gain (loss) on             1,497                (411)
                           Futures transactions /
                           Change in net unrealized
                           appreciation / (depreciation)
                           of Futures contracts
    --------------------------------------------------------------------------------------------
    Total                                                         $1,573               $(381)
    --------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized

================================================================================

46  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2018, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $2,000, which represents 0.3% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.

================================================================================

48  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, perpetual bonds, non-REIT return of capital dividend, non-REIT capital gain dividend, REIT return of capital dividend, REIT capital gain dividend, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and decrease accumulated net realized gain on investments by $28,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                  2018                    2017
                                              ----------------------------------
Ordinary income*                              $5,355,000              $4,356,000
Long-term realized capital gain                3,734,000                       -
                                              ----------              ----------
   Total distributions paid                   $9,089,000              $4,356,000
                                              ==========              ==========

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                        $1,760,000
Undistributed long-term capital gains                                  1,827,000
Unrealized appreciation of investments                                 3,945,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, non-REIT return of capital dividend, hybrid interest accrual adjustment, futures contracts marked-to-market and partnership basis adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

For the year ended May 31, 2018, the Fund utilized capital loss carryforwards of $707,000, to offset capital gains. At May 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                       NET
                                                   GROSS            GROSS           UNREALIZED
                                                 UNREALIZED       UNREALIZED      APPRECIATION/
FUND                               TAX COST     APPRECIATION     DEPRECIATION     (DEPRECIATION)
------------------------------------------------------------------------------------------------
USAA Cornerstone
  Moderately Conservative Fund   $218,364,000    $10,668,000      $(6,721,000)      $3,947,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $101,424,000 and $93,276,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the

================================================================================

50  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                    NON-CASH COLLATERAL              CASH COLLATERAL
--------------------------------------------------------------------------------
     $58,000                            $-                           $61,000

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2018, the Fund had no subadviser(s).

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the year ended May 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $1,082,000.

In addition, the Fund invests in affiliated USAA exchange-traded fund(s) (ETFs). The Fund's management fee is reimbursed by the Manager to the extent of the indirect management fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the year ended May 31, 2018, the Fund's management fee was reimbursed by the Manager in an amount of less than $500.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

of 0.15% of the Fund's average net assets. For the year ended May 31, 2018, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $325,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2018, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2018, to limit the total annual operating expenses of the Fund to 0.90% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2018, the Fund incurred reimbursable expenses of $364,000, of which $111,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2018, the Fund incurred transfer agent's fees, paid or payable to SAS, of $539,000.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At

================================================================================

52  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

May 31, 2018, USAA and its affiliates owned 890,000 shares, which represents 4.5% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the USAA Funds' net assets. At May 31, 2018, the Fund owned the following percentages of the total outstanding shares of each of USAA Funds:

     AFFILIATED USAA FUND                                            OWNERSHIP %
     ---------------------------------------------------------------------------
     MSCI Emerging Markets Value Momentum Blend Index ETF               0.1

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the USAA Funds for the year ended May 31, 2018:

                                                                                CHANGE IN NET
($ IN 000s)                                         REALIZED      CAPITAL        UNREALIZED
AFFILIATED    PURCHASE      SALES       DIVIDEND      GAIN         GAIN         APPRECIATION/         MARKET VALUE
USAA FUND      COST(a)    PROCEEDS       INCOME      (LOSS)    DISTRIBUTIONS    DEPRECIATION    05/31/2017 05/31/2018
---------------------------------------------------------------------------------------------------------------------
MSCI
  Emerging
  Markets
  Value
  Momentum
  Blend Index
  ETF           $201        $-           $-           $-            $-              $(1)            $-        $200


(a) Includes reinvestment of distributions from dividend income and realized gains.

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2018, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                                  NET REALIZED
                                                                     COST TO     GAIN (LOSS) TO
SELLER                                 PURCHASER                    PURCHASER        SELLER
-----------------------------------------------------------------------------------------------
Cornerstone Aggressive     Cornerstone Moderately Conservative       $29,000         $1,000

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and

================================================================================

54  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

(11) UPCOMING ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED MAY 31,
                                            -------------------------------------------------------------
                                                2018         2017         2016          2015         2014
                                            -------------------------------------------------------------
Net asset value at
  beginning of period                       $  11.34     $  10.67     $  11.42      $  11.52     $  11.05
                                            -------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                          .21          .23          .28           .26          .25
  Net realized and
    unrealized gain (loss)                       .23          .68         (.68)          .03          .61
                                            -------------------------------------------------------------
Total from investment
  operations                                     .44          .91         (.40)          .29          .86
                                            -------------------------------------------------------------
Less distributions from:
  Net investment income                         (.21)        (.24)        (.26)         (.27)        (.26)
  Realized capital gains                        (.28)           -         (.09)         (.12)        (.13)
                                            -------------------------------------------------------------
Total distributions                             (.49)        (.24)        (.35)         (.39)        (.39)
                                            -------------------------------------------------------------
Net asset value at
  end of period                             $  11.29     $  11.34     $  10.67      $  11.42     $  11.52
                                            =============================================================
Total return (%)*                               3.89         8.65        (3.50)         2.58         8.00
Net assets at end of
  period (000)                              $221,721     $209,270     $194,376      $204,535     $167,742
Ratios to average
  net assets:**
  Expenses (%)(c)                                .90          .90          .90           .90          .90(a)
  Expenses, excluding
  reimbursements (%)(c)                         1.07         1.09         1.09          1.05         1.08(a)
  Net investment income (%)                     1.84         2.12         2.56          2.43         2.40
Portfolio turnover (%)                            45           55           70(b)         37           36

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $216,439,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Reflects increased trading activity due to changes in asset allocation strategies.
(c) Does not include acquired fund fees, if any.

================================================================================

56  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                          EXPENSES PAID
                                   BEGINNING             ENDING           DURING PERIOD*
                                 ACCOUNT VALUE        ACCOUNT VALUE     DECEMBER 1, 2017 -
                                DECEMBER 1, 2017      MAY 31, 2018         MAY 31, 2018
                                ----------------------------------------------------------
Actual                             $1,000.00            $  999.30             $4.49

Hypothetical
  (5% return before expenses)       1,000.00             1,020.44              4.53

*Expenses are equal to the Fund's annualized expense ratio of 0.90%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (0.07)% for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

58  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the

================================================================================

60  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load and retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were above the median of its expense group and below the median of its expense universe. The Board took into account the various

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2017, and lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 10% of its performance universe for the one-year period ended December 31, 2017, and in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2017. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the

================================================================================

62  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

64  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

66  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

68  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

70  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
INDEPENDENT                          100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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================================================================================
97447-0718                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE MODERATE FUND]

 ==============================================================

         ANNUAL REPORT
         USAA CORNERSTONE MODERATE FUND
         MAY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

--------------------------------------------------------------------------------

JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

================================================================================

================================================================================

in the European Union. Fears about the future of the European Union drove a "flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Distributions to Shareholders                                              9

    Report of Independent Registered
      Public Accounting Firm                                                  10

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         37

    Financial Statements                                                      43

    Notes to Financial Statements                                             46

    Financial Highlights                                                      62

EXPENSE EXAMPLE                                                               63

ADVISORY AGREEMENT(S)                                                         65

TRUSTEES' AND OFFICERS' INFORMATION                                           71

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

         WASIF A. LATIF                                ARNOLD J. ESPE, CFA
         LANCE HUMPHREY, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced mixed returns, for the reporting period ended May 31, 2018: stocks posted gains, but bonds finished flat to slightly lower. This performance gap largely reflected the divergent effect that improving economic growth had on the two categories. Global economic conditions strengthened in 2017, with a distinct acceleration in growth across the United States, Europe, Japan, and the emerging markets. China, in particular, re-emerged as an important driver of the world economy. The emergence of a synchronized global expansion fed through to corporate results, fueling strength in both revenues and bottom-line earnings. The passage of sweeping tax reform in the United States, highlighted by a reduction in the corporate income tax rate, provided a further boost to the economic outlook in late 2017.

    In combination, these trends led to a steady advance in global equities from the beginning of the reporting period to the end of January 2018. At that time, however, stronger growth began to fuel concerns that the possibility of higher inflation would cause the Federal Reserve and other world central banks to raise interest rates sooner than investors had expected. This worry, together with the prospect of protectionist trade policies in the United States, contributed to uneven stock market performance through the final four months of the reporting period.

    Despite the lower returns for equities from February 2018 onward, the key indexes finished with positive returns thanks to their rally earlier in the reporting period. Developed- and emerging-market international stocks also registered gains but trailed U.S. stocks.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    While the improving outlook for growth provided a boost for stocks, it weighed on the interest-rate sensitive segments of the bond market. High-yield bonds, which benefitted from rising corporate earnings and generally robust investor risk appetites, posted a gain and outperformed investment-grade issues.

o HOW DID THE USAA CORNERSTONE MODERATE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2018, the Fund had a total return of 5.42%. This compares to returns of 11.84% for the MSCI All-Country World Index and 6.28% for the Cornerstone Moderate Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund produced a positive absolute return and delivered competitive results compared to its benchmarks, which we view as a validation of our diversified approach.

    The Fund's allocation to stocks was the primary driver of its reporting period return. Consistent with the broader market environment, the U.S. portion of the equity portfolio generated the largest gains. The Fund's position in foreign stocks, while not keeping pace with the U.S. market, nonetheless finished in positive territory and contributed to both absolute and relative performance.

    Despite the difficult backdrop for the bond market, the Fund's fixed-income portfolio performed well thanks to our security selection for corporate bonds and an above-average weighting in cash. We continued to have a meaningful position in corporate bonds, as we maintained positions in individual investment-grade and high-yield issues where we saw potential for positive returns. At the same time, we held a large position in longer-term U.S. Treasuries. Although U.S. Treasuries experienced weak returns in the reporting period, we believe the rise in

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE MODERATE FUND

================================================================================

    yields reflects an overly optimistic outlook for the economy. Further, we believe U.S. Treasuries can benefit from a potential "flight to safety" if there is additional weakness in global equities.

    An allocation to commodities, while limited, was an additional contributor. Commodity prices moved higher on the year as the improving world economy led to rising demand.

    Although shifting headlines fueled wide swings in day-to-day returns across most major asset classes in recent months, we maintained a steady approach on the belief that the core, fundamental drivers of market performance are still largely in place. We remain cautious regarding U.S. equities due to valuations that we believe are somewhat elevated, and we think developed-market international equities have better long-term return potential due to their stronger earnings outlook and lower valuations. The emerging markets also continue to offer an attractive longer-term opportunity, even though the asset class remains vulnerable to geopolitical risks. We see the outlook for fixed income as having improved to some extent following the recent increase in yields, but we also think an active, selective, and opportunistic approach is essential. Overall, we believe our emphasis on diversification, together with our long-term approach and focus on asset categories with healthy fundamentals and attractive valuations, is well suited to an environment of elevated volatility.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds (ETFs); (2) futures, options, and other derivatives;
    (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities.
    o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATE FUND (THE FUND)
(Ticker Symbol: USBSX)

--------------------------------------------------------------------------------
                                           5/31/18                 5/31/17
--------------------------------------------------------------------------------
Net Assets                              $1.2 Billion            $1.1 Billion
Net Asset Value Per Share                  $14.83                  $15.05

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
     5.42%                          4.47%                            4.33%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/17*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.14%           AFTER REIMBURSEMENT       1.07%

               (includes acquired fund fees and expenses of 0.07%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2018. If the total annual operating expense ratio is lower than 1.00%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA CORNERSTONE MODERATE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     CORNERSTONE           MSCI               USAA
                       MODERATE         ALL-COUNTRY        CORNERSTONE
                    COMPOSITE INDEX     WORLD INDEX       MODERATE FUND
05/31/08             $10,000.00         $10,000.00         $10,000.00
06/30/08               9,590.41           9,178.87           9,439.00
07/31/08               9,484.65           8,940.51           9,273.00
08/31/08               9,480.28           8,747.80           9,302.00
09/30/08               8,852.66           7,654.49           8,504.00
10/31/08               7,823.08           6,137.75           7,221.00
11/30/08               7,635.29           5,734.52           6,742.00
12/31/08               7,911.37           5,942.35           6,865.00
01/31/09               7,553.72           5,434.65           6,469.00
02/28/09               7,155.42           4,902.53           5,934.00
03/31/09               7,502.30           5,306.35           6,239.00
04/30/09               7,992.69           5,932.75           6,781.00
05/31/09               8,381.69           6,523.88           7,479.00
06/30/09               8,402.31           6,487.30           7,670.00
07/31/09               8,834.96           7,058.36           8,098.00
08/31/09               9,056.36           7,310.80           8,407.00
09/30/09               9,323.08           7,646.20           8,858.00
10/31/09               9,258.58           7,528.04           8,880.00
11/30/09               9,525.04           7,837.65           9,146.00
12/31/09               9,592.56           7,999.96           9,339.00
01/31/10               9,470.75           7,654.23           9,285.00
02/28/10               9,587.32           7,751.73           9,454.00
03/31/10               9,902.23           8,250.43           9,813.00
04/30/10              10,015.33           8,264.31           9,983.00
05/31/10               9,589.41           7,480.81           9,481.00
06/30/10               9,478.24           7,250.34           9,240.00
07/31/10               9,906.37           7,840.29           9,662.00
08/31/10               9,777.47           7,566.20           9,483.00
09/30/10              10,260.61           8,290.03          10,024.00
10/31/10              10,480.65           8,589.64          10,283.00
11/30/10              10,388.28           8,398.52          10,236.00
12/31/10              10,726.86           9,013.53          10,601.00
01/31/11              10,829.31           9,154.98          10,775.00
02/28/11              11,016.65           9,421.57          11,061.00
03/31/11              11,035.89           9,412.16          11,149.00
04/30/11              11,314.21           9,797.23          11,460.00
05/31/11              11,277.81           9,586.64          11,396.00
06/30/11              11,160.06           9,435.58          11,251.00
07/31/11              11,151.10           9,281.96          11,090.00
08/31/11              10,825.19           8,603.92          10,512.00
09/30/11              10,336.67           7,791.60           9,927.00
10/31/11              10,934.84           8,626.42          10,510.00
11/30/11              10,796.30           8,368.19          10,445.00
12/31/11              10,858.80           8,351.28          10,468.00
01/31/12              11,228.93           8,836.88          10,795.00
02/29/12              11,505.44           9,281.50          11,089.00
03/31/12              11,553.79           9,343.12          11,191.00
04/30/12              11,563.08           9,236.30          11,166.00
05/31/12              11,125.05           8,408.19          10,747.00
06/30/12              11,395.85           8,823.46          10,976.00
07/31/12              11,550.52           8,944.26          11,092.00
08/31/12              11,695.53           9,138.73          11,266.00
09/30/12              11,885.35           9,426.57          11,463.00
10/31/12              11,845.63           9,363.74          11,505.00
11/30/12              11,924.65           9,483.48          11,563.00
12/31/12              12,048.66           9,698.28          11,709.00
01/31/13              12,311.01          10,145.07          11,987.00
02/28/13              12,361.04          10,143.49          11,995.00
03/31/13              12,520.35          10,328.95          12,151.00
04/30/13              12,737.72          10,624.03          12,345.00
05/31/13              12,654.06          10,594.88          12,278.00
06/30/13              12,385.95          10,285.20          11,971.00
07/31/13              12,708.48          10,777.58          12,277.00
08/31/13              12,534.10          10,553.04          12,124.00
09/30/13              12,897.33          11,098.11          12,381.00
10/31/13              13,210.03          11,544.18          12,716.00
11/30/13              13,294.84          11,707.67          12,793.00
12/31/13              13,396.04          11,909.64          12,906.00
01/31/14              13,256.19          11,433.25          12,750.00
02/28/14              13,626.45          11,985.57          13,105.00
03/31/14              13,648.45          12,038.86          13,160.00
04/30/14              13,745.21          12,153.46          13,273.00
05/31/14              13,961.20          12,411.96          13,447.00
06/30/14              14,124.46          12,645.64          13,643.00
07/31/14              13,987.17          12,492.28          13,521.00
08/31/14              14,247.54          12,768.24          13,705.00
09/30/14              13,955.38          12,354.19          13,430.00
10/31/14              14,113.19          12,441.17          13,509.00
11/30/14              14,260.41          12,649.26          13,633.00
12/31/14              14,147.93          12,405.18          13,489.00
01/31/15              14,163.91          12,211.23          13,507.00
02/28/15              14,508.56          12,891.04          13,811.00
03/31/15              14,444.92          12,691.30          13,711.00
04/30/15              14,601.03          13,059.53          13,836.00
05/31/15              14,609.50          13,042.49          13,863.00
06/30/15              14,379.84          12,735.45          13,597.00
07/31/15              14,467.52          12,846.04          13,660.00
08/31/15              13,980.82          11,965.43          13,109.00
09/30/15              13,771.09          11,531.94          12,842.00
10/31/15              14,304.52          12,437.02          13,306.00
11/30/15              14,241.13          12,334.32          13,206.00
12/31/15              14,077.36          12,111.88          12,946.00
01/31/16              13,729.65          11,381.41          12,572.00
02/29/16              13,746.12          11,303.12          12,534.00
03/31/16              14,342.70          12,140.77          13,016.00
04/30/16              14,497.61          12,319.98          13,148.00
05/31/16              14,541.10          12,335.51          13,186.00
06/30/16              14,642.89          12,260.83          13,320.00
07/31/16              15,008.96          12,789.20          13,661.00
08/31/16              15,034.47          12,832.23          13,690.00
09/30/16              15,085.59          12,910.85          13,744.00
10/31/16              14,886.46          12,691.70          13,563.00
11/30/16              14,844.78          12,788.15          13,439.00
12/31/16              15,028.85          13,064.40          13,574.00
01/31/17              15,243.38          13,421.65          13,823.00
02/28/17              15,520.12          13,798.17          14,044.00
03/31/17              15,587.99          13,966.92          14,156.00
04/30/17              15,763.00          14,184.62          14,310.00
05/31/17              15,959.73          14,497.85          14,493.00
06/30/17              16,007.05          14,563.77          14,533.00
07/31/17              16,252.81          14,970.76          14,726.00
08/31/17              16,348.26          15,028.13          14,833.00
09/30/17              16,493.91          15,318.46          14,943.00
10/31/17              16,669.12          15,636.56          15,099.00
11/30/17              16,835.68          15,939.26          15,225.00
12/31/17              17,000.54          16,196.24          15,393.00
01/31/18              17,363.58          17,109.94          15,722.00
02/28/18              16,913.82          16,391.38          15,259.00
03/31/18              16,835.49          16,040.51          15,237.00
04/30/18              16,836.68          16,193.67          15,227.00
05/31/18              16,968.16          16,213.87          15,278.00

                                [END CHART]

                       Data from 5/31/08 through 5/31/18.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

The graph on page 5 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderate Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderate Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Moderate Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (29%), the MSCI ACWI ex USA IMI Net (19%), the Bloomberg Barclays U.S. Universal Index (48%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

6  | USAA CORNERSTONE MODERATE FUND

================================================================================

                       o TOP 10 HOLDINGS* - 5/31/18 o
                             (% of Net Assets)

Vanguard Short-Term Corporate Bond ETF** ..........................  4.6
Vanguard FTSE Developed Markets ETF** .............................  4.2
U.S. Treasury Bonds, 3.13%, 8/15/2044 .............................  3.8
Schwab Fundamental International
  Large Company Index ETF** .......................................  3.5
U.S. Treasury Bonds, 3.00%, 5/15/2045 .............................  3.2
Vanguard Total Bond Market ETF** ..................................  3.1
U.S. Treasury Notes, 1.13%, 2/28/2021 .............................  2.3
Schwab Fundamental Emerging Markets
  Large Company Index ETF** .......................................  2.1
U.S. Treasury Notes, 1.63%, 2/15/2026 .............................  1.9
iShares MSCI Canada ETF** .........................................  1.9

 * Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION* - 5/31/18 o

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EQUITY SECURITIES**                                         22.8%
U.S. EQUITY SECURITIES**                                                  22.2%
U.S. TREASURY SECURITIES                                                  17.1%
U.S. GOVERNMENT AGENCY ISSUES                                             11.6%
FIXED INCOME EXCHANGE-TRADED FUNDS**                                      10.9%
CORPORATE OBLIGATIONS                                                      5.6%
MONEY MARKET INSTRUMENTS                                                   3.4%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES**                         2.1%
COMMERCIAL MORTGAGE SECURITIES                                             1.1%
ASSET-BACKED SECURITIES                                                    1.1%
GLOBAL REAL ESTATE EQUITY SECURITIES**                                     0.9%
EURODOLLAR AND YANKEE OBLIGATIONS                                          0.6%
COLLATERALIZED MORTGAGE OBLIGATIONS                                        0.2%
CONVERTIBLE SECURITIES                                                     0.2%

                                 [END PIE CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

 *Does not include futures and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

8  | USAA CORNERSTONE MODERATE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

                DIVIDEND RECEIVED
               DEDUCTION (CORPORATE              LONG-TERM CAPITAL              QUALIFIED INTEREST
                 SHAREHOLDERS)(1)              GAIN DISTRIBUTIONS(2)                  INCOME
               -----------------------------------------------------------------------------------
                     11.56%                       $42,648,000                     $10,090,000
               -----------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATE FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderate Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
July 24, 2018

================================================================================

10  | USAA CORNERSTONE MODERATE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              BONDS (48.4%)

              ASSET-BACKED SECURITIES (1.1%)

              FINANCIALS (1.1%)
              -----------------
              ASSET-BACKED FINANCING (1.1%)
$     2,640   Americredit Automobile Receivables Trust                       3.50%        1/18/2024     $    2,657
      1,700   Avis Budget Rental Car Funding AESOP, LLC(a)                   2.96         7/20/2020          1,697
        933   Avis Budget Rental Car Funding AESOP, LLC(a)                   3.75         7/20/2020            936
      1,320   Element Rail Leasing I, LLC(a)                                 3.67         4/19/2044          1,313
        950   Navient Student Loan Trust (1 mo. LIBOR + 1.50%)               3.46(b)      8/25/2050            949
        454   NP SPE II, LLC(a)                                              3.37        10/21/2047            442
      1,352   SCF Equipment Leasing, LLC(a)                                  3.41        12/20/2023          1,333
      2,000   SLC Private Student Loan Trust (3 mo.
               LIBOR + 0.45%)                                                2.80(b)      7/15/2036          1,923
        423   SLM Student Loan Trust (3 mo. LIBOR + 0.55%)                   2.91(b)     10/25/2065            405
      1,461   Synchrony Credit Card Master Note Trust                        2.95         5/15/2024          1,438
                                                                                                        ----------
              Total Financials                                                                              13,093
                                                                                                        ----------
              Total Asset-Backed Securities (cost: $12,588)                                                 13,093
                                                                                                        ----------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)

              FINANCIALS (0.2%)
              -----------------
        229   Sequoia Mortgage Trust (1 mo. LIBOR + 0.90%)                   2.85(b)      9/20/2033            223
      2,136   Structured Asset Mortgage Investments
                Trust (1 mo. LIBOR + 0.50%)                                  2.45(b)      7/19/2035          2,005
        237   Wells Fargo Mortgage Backed Securities
                Trust (1 mo. LIBOR + 0.19%)                                  4.02(b)      4/25/2035            232
              Total Financials                                                                               2,460
                                                                                                        ----------
              Total Collateralized Mortgage Obligations (cost: $2,556)                                       2,460
                                                                                                        ----------

              COMMERCIAL MORTGAGE SECURITIES (1.1%)

              FINANCIALS (1.1%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%)
      1,323   Banc of America Commercial Mortgage Trust                      5.76(c)      7/10/2044            568
        191   Banc of America Commercial Mortgage Trust                      6.57(c)      2/10/2051            191
        868   Bear Stearns Commercial Mortgage Securities Trust(a)           5.66(c)      9/11/2041            875
        400   Citigroup Commercial Mortgage Trust                            6.13(c)     12/10/2049            191

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$       371   Commercial Mortgage Trust                                       5.38%      12/10/2046     $      374
      2,778   Credit Suisse Commercial Mortgage Trust
                (1 mo. LIBOR + 0.19%)                                         2.13(b)     2/15/2040          2,755
      4,200   FREMF Mortgage Trust(a)                                         3.56(c)     8/25/2045          4,221
        266   GE Capital Commercial Mortgage Corp.                            5.61(c)    12/10/2049            264
        122   GMAC Commercial Mortgage Securities, Inc.                       4.97       12/10/2041            122
        500   GMAC Commercial Mortgage Securities, Inc.                       4.98(c)    12/10/2041            501
         43   GMAC Commercial Mortgage Securities, Inc.                       4.81        5/10/2043             43
        989   J.P. Morgan Chase Commercial Mortgage Securities Trust          5.37        5/15/2047            996
                                                                                                        ----------
                                                                                                            11,101
                                                                                                        ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE BACKED SECURITIES (0.2%)
     15,262   CSAIL Commercial Mortgage Trust(d)                              1.80(c)     1/15/2049          1,496
     12,728   UBS Commercial Mortgage Trust(a),(d)                            2.07(c)     5/10/2045            828
                                                                                                        ----------
                                                                                                             2,324
                                                                                                        ----------
              Total Financials                                                                              13,425
                                                                                                        ----------
              Total Commercial Mortgage Securities (cost: $14,170)                                          13,425
                                                                                                        ----------

              CONVERTIBLE SECURITIES (0.2%)

              MATERIALS (0.2%)
              ---------------
              GOLD (0.2%)
        341   Hycroft Mining Corp.(d),(e),(f),(g)                            15.00(h)    10/22/2020            208
      2,500   Pretium Resources, Inc.                                         2.25        3/15/2022          2,146
                                                                                                        ----------
              Total Materials                                                                                2,354
                                                                                                        ----------
              Total Convertible Securities (cost: $2,761)                                                    2,354
                                                                                                        ----------
              CORPORATE OBLIGATIONS (5.6%)

              CONSUMER DISCRETIONARY (0.5%)
              -----------------------------
              MOTORCYCLE MANUFACTURERS (0.3%)
      3,300   Harley-Davidson Financial Services, Inc.(a),(i)                 3.55        5/21/2021          3,319
                                                                                                        ----------
              SPECIALTY STORES (0.2%)
      1,957   Academy Ltd. (3 mo. LIBOR + 4.00%)(j)                           5.91        7/01/2022          1,556
        914   Academy Ltd. (3 mo. LIBOR + 4.00%)(j)                           6.02        7/01/2022            727
                                                                                                        ----------
                                                                                                             2,283
                                                                                                        ----------
              Total Consumer Discretionary                                                                   5,602
                                                                                                        ----------
              ENERGY (0.9%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.9%)
      2,950   Enbridge Energy Partners, LP(i)                                 7.38       10/15/2045          3,915
      1,900   Energy Transfer Partners, LP (3 mo. LIBOR + 3.02%)(i)           5.38(b)    11/01/2066          1,663
      2,500   Enterprise TE Partners, LP (3 mo. LIBOR + 2.78%)(i)             5.08(b)     6/01/2067          2,422

================================================================================

12  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$       800   Martin Midstream Partners, LP / Martin
                Midstream Finance Corp.(i)                                   7.25%        2/15/2021     $      800
      1,000   Southern Union Co. (3 mo. LIBOR + 3.02%)(i)                    5.38(b)     11/01/2066            825
      1,400   Tallgrass Energy Partners, LP / Tallgrass
                Energy Finance Corp.(a),(i)                                  5.50         9/15/2024          1,414
                                                                                                        ----------
              Total Energy                                                                                  11,039
                                                                                                        ----------
              FINANCIALS (3.9%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
      1,600   Ares Capital Corp.(i)                                          3.63         1/19/2022          1,573
      6,000   Prospect Capital Corp.(i)                                      5.00         7/15/2019          6,066
                                                                                                        ----------
                                                                                                             7,639
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (0.3%)
      2,800   Prudential Financial, Inc. (3 mo. LIBOR + 3.92%)(i)            5.63(k)      6/15/2043          2,915
                                                                                                        ----------
              MULTI-LINE INSURANCE (0.5%)
      5,670   Nationwide Mutual Insurance Co. (3 mo.
                LIBOR + 2.29%)(a),(i)                                        4.41(b)     12/15/2024          5,655
                                                                                                        ----------
              MULTI-SECTOR HOLDINGS (0.3%)
      3,000   BNSF Funding Trust (3 mo. LIBOR + 2.35%)(i)                    6.61(k)     12/15/2055          3,375
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.6%)
      3,200   Allstate Corp. (3 mo. LIBOR + 2.94%)(i)                        5.75(k)      8/15/2053          3,316
      1,921   AmTrust Financial Services, Inc.(i)                            6.13         8/15/2023          1,865
      2,575   HSB Group, Inc. (3 mo. LIBOR + 0.91%)(i)                       3.26(b)      7/15/2027          2,320
                                                                                                        ----------
                                                                                                             7,501
                                                                                                        ----------
              REGIONAL BANKS (1.6%)
      1,000   Allfirst Preferred Capital Trust
                3 mo. LIBOR + 1.50%)(i)                                      3.85(b)      7/15/2029            961
      2,000   Compass Bank(i)                                                3.88         4/10/2025          1,950
      4,000   Cullen/Frost Capital Trust II
                (3 mo. LIBOR + 1.55%)(i)                                     3.85(b)      3/01/2034          3,412
      2,850   First Maryland Capital Trust I
                (3 mo. LIBOR + 1.00%)(i)                                     3.35(b)      1/15/2027          2,742
      2,000   Huntington Capital
                (3 mo. LIBOR + 0.63%)(i)                                     2.75(b)      6/15/2028          1,838
      2,000   Manufacturers & Traders Trust Co.
                (3 mo. LIBOR + 0.64%)(i)                                     2.94(b)     12/01/2021          1,997
      6,000   SunTrust Capital I (3 mo. LIBOR + 0.67%)(i)                    3.01%(b)     5/15/2027          5,632
                                                                                                        ----------
                                                                                                            18,532
                                                                                                        ----------
              Total Financials                                                                              45,617
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE (0.1%)
              ------------------
              HEALTH CARE FACILITIES (0.1%)
$     3,000   Community Health Systems, Inc.(l)                              6.88%        2/01/2022     $    1,590
                                                                                                        ----------
              INDUSTRIALS (0.1%)
              ------------------
              AIRLINES (0.0%)
        128   America West Airlines, Inc. Pass-Through
                Trust (INS - AMBAC Assurance Corp.)(i)                       7.93         1/02/2019            132
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
        500   Artesyn Embedded Technologies, Inc.(a),(i)                     9.75        10/15/2020            485
                                                                                                        ----------
              Total Industrials                                                                                617
                                                                                                        ----------
              REAL ESTATE (0.1%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.0%)
        599   Crescent Communities, LLC / Crescent
                Ventures, Inc.(a),(i)                                        8.88        10/15/2021            638
                                                                                                        ----------
              REITs - HEALTH CARE (0.1%)
      1,000   Sabra Health Care, LP(i)                                       5.13         8/15/2026            963
                                                                                                        ----------
              Total Real Estate                                                                              1,601
                                                                                                        ----------
              Total Corporate Obligations (cost: $63,857)                                                   66,066
                                                                                                        ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (0.6%)

              ENERGY (0.1%)
              -------------
              OIL & GAS DRILLING (0.0%)
      1,407   Schahin II Finance Co. SPV Ltd.(a),(m)                         5.88         9/25/2023            211
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
        600   Transcanada Trust (3 mo. LIBOR + 3.53%)(i)                     5.63(k)      5/20/2075            590
                                                                                                        ----------
              Total Energy                                                                                     801
                                                                                                        ----------
              FINANCIALS (0.3%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.3%)
      3,430   QBE Capital Funding III Ltd. (USD Swap
                Semi-Annual 30/360 10YR + 4.05%)(a),(i)                      7.25(k)      5/24/2041          3,734
                                                                                                        ----------
              MATERIALS (0.2%)
              ----------------
              GOLD (0.2%)
      2,285   Newcrest Finance Pty. Ltd.(a),(i)                              4.45        11/15/2021          2,323
                                                                                                        ----------
              Total Eurodollar and Yankee Obligations (cost: $7,422)                                         6,858
                                                                                                        ----------

================================================================================

14  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (10.9%)
     44,400   Invesco Fundamental High Yield Corporate Bond Portfolio "B"                               $      817
     14,400   iShares 1-3 Year Credit Bond ETF(l)                                                            1,496
    172,050   iShares Core U.S. Aggregate Bond ETF                                                          18,316
    340,800   Vanguard Mortgage-Backed Securities ETF(l)                                                    17,548
    698,800   Vanguard Short-Term Corporate Bond ETF                                                        54,709
    456,800   Vanguard Total Bond Market ETF                                                                36,274
                                                                                                        ----------
              Total Fixed-Income Exchange-Traded Funds (cost: $131,714)                                    129,160
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                      COUPON
(000)                                                                        RATE          MATURITY
------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ISSUES (11.6%)(n)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.8%)
$     2,250   Fannie Mae(+)                                                  2.15%        1/25/2023          2,173
      8,300   Freddie Mac(+)                                                 3.00        12/25/2025          8,197
      5,200   Freddie Mac(+)                                                 3.33(c)      5/25/2025          5,273
      5,000   Freddie Mac(+)                                                 3.51         4/25/2030          5,026
                                                                                                        ----------
                                                                                                            20,669
                                                                                                        ----------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (9.8%)
      3,154   Fannie Mae(+)(i)                                               4.00        11/01/2045          3,228
      7,875   Freddie Mac(+)                                                 3.00         4/01/2046          7,655
     11,120   Freddie Mac(+)                                                 3.00         6/01/2046         10,810
      8,714   Freddie Mac(+)                                                 3.00         8/01/2046          8,471
      8,230   Freddie Mac(+)                                                 3.00         1/01/2047          7,993
     15,635   Freddie Mac(+)(i)                                              3.00         1/01/2047         15,196
     16,697   Freddie Mac(+)                                                 3.00         3/01/2047         16,220
     21,539   Freddie Mac(+)                                                 3.00         4/01/2047         20,926
      9,590   Freddie Mac(+)(i)                                              3.00         8/01/2047          9,315
      8,663   Freddie Mac(+)(i)                                              3.50         4/01/2046          8,674
      7,951   Freddie Mac(+)(i)                                              3.50         4/01/2048          7,940
                                                                                                        ----------
                                                                                                           116,428
                                                                                                        ----------
              Total U.S. Government Agency Issues (cost: $140,966)                                         137,097
                                                                                                        ----------

              U.S. TREASURY SECURITIES (17.1%)

              BONDS (7.9%)(o)
      6,000   3.00%, 11/15/2044                                                                              6,026
     38,200   3.00%, 5/15/2045                                                                              38,363
      4,000   3.00%, 5/15/2047                                                                               4,011

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                                                       VALUE
(000)         SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
$    44,100   3.13%, 8/15/2044                                                                          $   45,289
        250   3.17%, 8/15/2044 (STRIPS Principal)                                                              115
                                                                                                        ----------
                                                                                                            93,804
                                                                                                        ----------
              INFLATION-INDEXED NOTES (1.0%)
     11,581   0.13%, 4/15/2021                                                                              11,434
                                                                                                        ----------
              NOTES (8.2%)(o)
     28,500   1.13%, 2/28/2021(p)                                                                           27,455
     17,000   1.63%, 4/30/2023                                                                              16,188
     25,000   1.63%, 2/15/2026                                                                              22,968
      2,000   2.25%, 11/15/2024                                                                              1,941
      5,000   2.25%, 11/15/2025                                                                              4,819
      5,000   2.25%, 2/15/2027                                                                               4,778
     15,000   2.25%, 11/15/2027                                                                             14,276
      5,000   2.75%, 2/15/2028                                                                               4,965
                                                                                                        ----------
                                                                                                            97,390
                                                                                                        ----------
              Total U.S. Treasury Securities (cost: $204,744)                                              202,628
                                                                                                        ----------
              Total Bonds (cost: $580,778)                                                                 573,141
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (22.2%)

              COMMON STOCKS (13.4%)
              ---------------------
              CONSUMER DISCRETIONARY (1.7%)

              APPAREL RETAIL (0.1%)
      5,480   Buckle, Inc.(l)                                                                                  138
      3,560   Foot Locker, Inc.                                                                                192
     23,260   Gap, Inc.                                                                                        651
                                                                                                        ----------
                                                                                                               981
                                                                                                        ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
     13,040   Michael Kors Holdings Ltd.(q)                                                                    748
      2,470   Oxford Industries, Inc.                                                                          204
     11,190   VF Corp.                                                                                         908
                                                                                                        ----------
                                                                                                             1,860
                                                                                                        ----------
              AUTO PARTS & EQUIPMENT (0.1%)
      5,350   Aptiv plc                                                                                        522
      1,520   Cooper-Standard Holdings, Inc.(q)                                                                189
      3,430   Tenneco, Inc.                                                                                    151
                                                                                                        ----------
                                                                                                               862
                                                                                                        ----------

================================================================================

16  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              AUTOMOBILE MANUFACTURERS (0.0%)
     45,490   Ford Motor Co.                                                                            $      525
                                                                                                        ----------
              AUTOMOTIVE RETAIL (0.1%)
      1,800   Asbury Automotive Group, Inc.(q)                                                                 125
     13,950   AutoNation, Inc.(q)                                                                              637
      1,670   Group 1 Automotive, Inc.                                                                         118
                                                                                                        ----------
                                                                                                               880
                                                                                                        ----------
              BROADCASTING (0.1%)
     26,760   Discovery, Inc.(q)                                                                               529
     21,390   Entravision Communications Corp. "A"                                                              86
      9,920   Gray Television, Inc.(q)                                                                         109
     12,010   TEGNA, Inc.                                                                                      124
                                                                                                        ----------
                                                                                                               848
                                                                                                        ----------
              CABLE & SATELLITE (0.1%)
     29,230   Comcast Corp.                                                                                    911
                                                                                                        ----------
              COMPUTER & ELECTRONICS RETAIL (0.1%)
     10,000   Best Buy Co., Inc.                                                                               682
      7,940   GameStop Corp. "A"(l)                                                                            105
                                                                                                        ----------
                                                                                                               787
                                                                                                        ----------
              DEPARTMENT STORES (0.2%)
     13,730   Kohl's Corp.                                                                                     917
     27,020   Macy's, Inc.                                                                                     943
                                                                                                        ----------
                                                                                                             1,860
                                                                                                        ----------
              EDUCATION SERVICES (0.0%)
      2,710   Capella Education Co.                                                                            257
      2,670   Grand Canyon Education, Inc.(q)                                                                  297
                                                                                                        ----------
                                                                                                               554
                                                                                                        ----------
              GENERAL MERCHANDISE STORES (0.1%)
      2,490   Big Lots, Inc.                                                                                   102
     10,050   Target Corp.                                                                                     732
                                                                                                        ----------
                                                                                                               834
                                                                                                        ----------
              HOME FURNISHINGS (0.0%)
      7,580   Ethan Allen Interiors, Inc.                                                                      178
      6,830   La-Z-Boy, Inc.                                                                                   213
                                                                                                        ----------
                                                                                                               391
                                                                                                        ----------
              HOME IMPROVEMENT RETAIL (0.1%)
      6,970   Home Depot, Inc.                                                                               1,300
      4,280   Lowe's Companies, Inc.                                                                           407
                                                                                                        ----------
                                                                                                             1,707
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HOMEFURNISHING RETAIL (0.0%)
      2,850   Williams-Sonoma, Inc.                                                                     $      158
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
      7,280   Carnival Corp.                                                                                   453
      7,510   Hilton Worldwide Holdings, Inc.                                                                  606
      3,420   Marriott International, Inc. "A"                                                                 463
      3,410   Royal Caribbean Cruises Ltd.                                                                     358
      4,020   Wyndham Worldwide Corp.                                                                          436
                                                                                                        ----------
                                                                                                             2,316
                                                                                                        ----------
              INTERNET & DIRECT MARKETING RETAIL (0.2%)
        880   Amazon.com, Inc.(q)                                                                            1,434
        280   Booking Holdings, Inc.(q)                                                                        591
                                                                                                        ----------
                                                                                                             2,025
                                                                                                        ----------
              LEISURE PRODUCTS (0.0%)
      3,860   Sturm Ruger & Co., Inc.(l)                                                                       237
                                                                                                        ----------
              MOVIES & ENTERTAINMENT (0.0%)
      5,670   Walt Disney Co.                                                                                  564
                                                                                                        ----------
              PUBLISHING (0.0%)
      2,920   Meredith Corp.                                                                                   147
                                                                                                        ----------
              RESTAURANTS (0.1%)
     10,990   Bloomin' Brands, Inc.                                                                            233
      5,060   Cheesecake Factory, Inc.(l)                                                                      262
     17,120   Del Taco Restaurants, Inc.(q)                                                                    206
      4,550   McDonald's Corp.                                                                                 728
      8,800   Sonic Corp.(l)                                                                                   214
                                                                                                        ----------
                                                                                                             1,643
                                                                                                        ----------
              SPECIALTY STORES (0.0%)
      4,720   Hibbett Sports, Inc.(q)                                                                          125
      2,790   Signet Jewelers Ltd.                                                                             120
                                                                                                        ----------
                                                                                                               245
                                                                                                        ----------
              TIRES & RUBBER (0.0%)
      5,480   Cooper Tire & Rubber Co.                                                                         141
                                                                                                        ----------
              Total Consumer Discretionary                                                                  20,476
                                                                                                        ----------
              CONSUMER STAPLES (0.9%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
     14,120   Archer-Daniels-Midland Co.                                                                       617
      4,550   Ingredion, Inc.                                                                                  507
                                                                                                        ----------
                                                                                                             1,124
                                                                                                        ----------

================================================================================

18  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              BREWERS (0.0%)
      8,140   Molson Coors Brewing Co.                                                                  $      502
                                                                                                        ----------
              DISTILLERS & VINTNERS (0.1%)
     10,050   Brown-Forman Corp. "B"                                                                           568
      1,810   Constellation Brands, Inc. "A"                                                                   404
                                                                                                        ----------
                                                                                                               972
                                                                                                        ----------
              DRUG RETAIL (0.0%)
      8,440   Walgreens Boots Alliance, Inc.                                                                   527
                                                                                                        ----------
              FOOD DISTRIBUTORS (0.1%)
     10,370   Sysco Corp.                                                                                      674
                                                                                                        ----------
              FOOD RETAIL (0.0%)
      9,230   Ingles Markets, Inc.                                                                             265
                                                                                                        ----------
              HEALTH CARE SERVICES (0.0%)
      7,970   CVS Health Corp.                                                                                 505
                                                                                                        ----------
              HOUSEHOLD PRODUCTS (0.1%)
      3,110   Kimberly-Clark Corp.                                                                             314
     10,450   Procter & Gamble Co.                                                                             764
                                                                                                        ----------
                                                                                                             1,078
                                                                                                        ----------
              HYPERMARKETS & SUPER CENTERS (0.1%)
      1,870   Costco Wholesale Corp.                                                                           371
      6,580   Walmart, Inc.                                                                                    543
                                                                                                        ----------
                                                                                                               914
                                                                                                        ----------
              PACKAGED FOODS & MEATS (0.2%)
     11,550   Flowers Foods, Inc.                                                                              234
     17,220   Hostess Brands, Inc.(q)                                                                          235
      4,910   JM Smucker Co.                                                                                   528
      1,750   Sanderson Farms, Inc.                                                                            171
     12,450   Tyson Foods, Inc. "A"                                                                            840
                                                                                                        ----------
                                                                                                             2,008
                                                                                                        ----------
              PERSONAL PRODUCTS (0.1%)
      2,750   Estee Lauder Companies, Inc. "A"                                                                 411
      2,000   Nu Skin Enterprises, Inc. "A"                                                                    164
      1,450   USANA Health Sciences, Inc.(q)                                                                   170
                                                                                                        ----------
                                                                                                               745
                                                                                                        ----------
              SOFT DRINKS (0.1%)
     24,830   Coca-Cola Co.                                                                                  1,068
      6,510   Monster Beverage Corp.(q)                                                                        333

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      4,080   PepsiCo, Inc.                                                                             $      409
                                                                                                        ----------
                                                                                                             1,810
                                                                                                        ----------
              Total Consumer Staples                                                                        11,124
                                                                                                        ----------
              ENERGY (1.0%)
              -------------
              COAL & CONSUMABLE FUELS (0.0%)
      2,390   Arch Coal, Inc.                                                                                  196
                                                                                                        ----------
              INTEGRATED OIL & GAS (0.1%)
      6,140   Chevron Corp.                                                                                    763
      6,030   Occidental Petroleum Corp.                                                                       508
                                                                                                        ----------
                                                                                                             1,271
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
      6,450   ConocoPhillips                                                                                   435
     20,320   Devon Energy Corp.                                                                               845
     31,090   Halcon Resources Corp.(q)                                                                        150
     26,040   Laredo Petroleum, Inc.(q)                                                                        242
     23,770   Newfield Exploration Co.(q)                                                                      695
     13,290   SandRidge Energy, Inc.(q)                                                                        193
                                                                                                        ----------
                                                                                                             2,560
                                                                                                        ----------
              OIL & GAS REFINING & MARKETING (0.7%)
      9,630   Andeavor                                                                                       1,391
     18,990   HollyFrontier Corp.                                                                            1,465
     15,840   Marathon Petroleum Corp.                                                                       1,252
     11,740   Par Pacific Holdings, Inc.(q)                                                                    209
      7,920   PBF Energy, Inc. "A"                                                                             374
      9,400   Phillips 66                                                                                    1,095
      2,540   REX American Resources Corp.(q)                                                                  193
     11,940   Valero Energy Corp.                                                                            1,447
                                                                                                        ----------
                                                                                                             7,426
                                                                                                        ----------
              Total Energy                                                                                  11,453
                                                                                                        ----------
              FINANCIALS (2.1%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
      2,380   Affiliated Managers Group, Inc.                                                                  379
      5,400   Ameriprise Financial, Inc.                                                                       749
        830   BlackRock, Inc.                                                                                  443
     11,440   Eaton Vance Corp.                                                                                616
      7,640   SEI Investments Co.                                                                              487
      3,290   State Street Corp.                                                                               316
      5,260   T. Rowe Price Group, Inc.                                                                        639
     13,920   Waddell & Reed Financial, Inc. "A"                                                               270
                                                                                                        ----------
                                                                                                             3,899
                                                                                                        ----------

================================================================================

20  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              CONSUMER FINANCE (0.4%)
     26,420   Ally Financial, Inc.                                                                      $      678
      7,270   American Express Co.                                                                             715
      5,490   Capital One Financial Corp.                                                                      516
        910   Credit Acceptance Corp.(l),(q)                                                                   321
      8,440   Discover Financial Services                                                                      623
      6,780   Encore Capital Group, Inc.(q)                                                                    267
      5,400   Nelnet, Inc. "A"                                                                                 332
     13,452   Synchrony Financial                                                                              466
      2,500   World Acceptance Corp.(q)                                                                        270
                                                                                                        ----------
                                                                                                             4,188
                                                                                                        ----------
              DIVERSIFIED BANKS (0.2%)
     13,733   Citigroup, Inc.                                                                                  916
     13,180   J.P. Morgan Chase & Co.                                                                        1,410
     10,820   U.S. Bancorp.                                                                                    541
                                                                                                        ----------
                                                                                                             2,867
                                                                                                        ----------
              FINANCIAL EXCHANGES & DATA (0.2%)
      2,990   Cboe Global Markets, Inc.                                                                        292
      2,090   CME Group, Inc.                                                                                  340
      2,140   Moody's Corp.                                                                                    365
      3,970   MSCI, Inc.                                                                                       645
      3,340   S&P Global, Inc.                                                                                 660
                                                                                                        ----------
                                                                                                             2,302
                                                                                                        ----------
              INVESTMENT BANKING & BROKERAGE (0.1%)
      6,590   E*TRADE Financial Corp.(q)                                                                       417
      6,180   TD Ameritrade Holding Corp.                                                                      366
                                                                                                        ----------
                                                                                                               783
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (0.1%)
     18,580   AFLAC, Inc.                                                                                      837
      2,680   Primerica, Inc.                                                                                  264
                                                                                                        ----------
                                                                                                             1,101
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.2%)
      5,820   Employers Holdings, Inc.                                                                         231
     11,520   FNF Group                                                                                        426
      5,970   James River Group Holdings Ltd.                                                                  226
     10,700   Progressive Corp.                                                                                664
      8,140   Universal Insurance Holdings, Inc.                                                               290
                                                                                                        ----------
                                                                                                             1,837
                                                                                                        ----------
              REGIONAL BANKS (0.4%)
      2,920   Bank of Hawaii Corp.                                                                             248
      6,210   BankUnited, Inc.                                                                                 262

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     21,610   Citizens Financial Group, Inc.                                                            $      883
      2,580   Cullen/Frost Bankers, Inc.                                                                       295
      7,310   East West Bancorp, Inc.                                                                          508
     27,340   Fifth Third Bancorp                                                                              836
      7,970   First Financial Bancorp                                                                          250
      5,500   Great Western Bancorp, Inc.                                                                      240
      2,070   M&T Bank Corp.                                                                                   356
     26,080   Regions Financial Corp.                                                                          476
     11,090   TCF Financial Corp.                                                                              292
                                                                                                        ----------
                                                                                                             4,646
                                                                                                        ----------
              REINSURANCE (0.1%)
      6,030   Reinsurance Group of America, Inc.                                                               901
                                                                                                        ----------
              THRIFTS & MORTGAGE FINANCE (0.1%)
      6,070   BofI Holding, Inc.(l),(q)                                                                        250
      5,290   Essent Group Ltd.(q)                                                                             181
      2,700   Federal Agricultural Mortgage Corp. "C"                                                          253
      2,010   Meta Financial Group, Inc.                                                                       227
     12,850   Nationstar Mortgage Holdings, Inc.(q)                                                            230
     10,660   NMI Holdings, Inc. "A"(q)                                                                        178
      4,490   Walker & Dunlop, Inc.                                                                            252
      6,710   Washington Federal, Inc.                                                                         218
                                                                                                        ----------
                                                                                                             1,789
                                                                                                        ----------
              Total Financials                                                                              24,313
                                                                                                        ----------
              HEALTH CARE (1.8%)
              ------------------
              BIOTECHNOLOGY (0.4%)
      5,020   AbbVie, Inc.                                                                                     497
      2,450   Alnylam Pharmaceuticals, Inc.(q)                                                                 244
      4,700   Amgen, Inc.                                                                                      844
      3,310   Biogen, Inc.(q)                                                                                  973
      4,350   Celgene Corp.(q)                                                                                 342
      8,980   Concert Pharmaceuticals, Inc.(q)                                                                 183
      3,050   Eagle Pharmaceuticals, Inc.(q)                                                                   206
      4,190   Emergent BioSolutions, Inc.(q)                                                                   216
      9,600   Exelixis, Inc.(q)                                                                                199
      9,170   Gilead Sciences, Inc.                                                                            618
     21,520   MiMedx Group, Inc.(l),(q)                                                                        181
      6,660   Myriad Genetics, Inc.(q)                                                                         243
      6,680   United Therapeutics Corp.(q)                                                                     712
                                                                                                        ----------
                                                                                                             5,458
                                                                                                        ----------
              HEALTH CARE DISTRIBUTORS (0.1%)
      4,650   AmerisourceBergen Corp.                                                                          382
      9,920   Cardinal Health, Inc.                                                                            517

================================================================================

22  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      4,690   McKesson Corp.                                                                            $      666
      6,000   Patterson Companies, Inc.                                                                        125
                                                                                                        ----------
                                                                                                             1,690
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (0.1%)
      9,870   Abbott Laboratories                                                                              607
      2,600   Hill-Rom Holdings, Inc.                                                                          239
        990   Intuitive Surgical, Inc.(q)                                                                      455
      2,410   Masimo Corp.(q)                                                                                  239
                                                                                                        ----------
                                                                                                             1,540
                                                                                                        ----------
              HEALTH CARE FACILITIES (0.1%)
      4,130   Encompass Health Corp.                                                                           268
     10,730   Select Medical Holdings Corp.(q)                                                                 194
      3,430   Universal Health Services, Inc. "B"                                                              394
                                                                                                        ----------
                                                                                                               856
                                                                                                        ----------
              HEALTH CARE SERVICES (0.2%)
      3,340   AMN Healthcare Services, Inc.(q)                                                                 189
        800   Chemed Corp.                                                                                     261
      9,080   Express Scripts Holding Co.(q)                                                                   688
      2,610   Laboratory Corp. of America Holdings(q)                                                          471
      3,730   MEDNAX, Inc.(q)                                                                                  171
      4,570   Quest Diagnostics, Inc.                                                                          487
                                                                                                        ----------
                                                                                                             2,267
                                                                                                        ----------
              HEALTH CARE SUPPLIES (0.1%)
      2,040   Align Technology, Inc.(q)                                                                        677
     11,570   Meridian Bioscience, Inc.                                                                        172
                                                                                                        ----------
                                                                                                               849
                                                                                                        ----------
              LIFE SCIENCES TOOLS & SERVICES (0.2%)
     10,510   Agilent Technologies, Inc.                                                                       651
      7,270   Bruker Corp.                                                                                     220
      4,040   Cambrex Corp.(q)                                                                                 183
        600   Mettler-Toledo International, Inc.(q)                                                            330
      2,330   Thermo Fisher Scientific, Inc.                                                                   485
      1,660   Waters Corp.(q)                                                                                  320
                                                                                                        ----------
                                                                                                             2,189
                                                                                                        ----------
              MANAGED HEALTH CARE (0.3%)
      2,600   Aetna, Inc.                                                                                      458
      3,820   Anthem, Inc.                                                                                     846
      3,260   Centene Corp.(q)                                                                                 382
      2,050   Cigna Corp.                                                                                      347
      4,680   UnitedHealth Group, Inc.                                                                       1,130

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      1,320   WellCare Health Plans, Inc.(q)                                                            $      293
                                                                                                        ----------
                                                                                                             3,456
                                                                                                        ----------
              PHARMACEUTICALS (0.3%)
     13,480   Corcept Therapeutics, Inc.(q)                                                                    249
     11,750   Lannett Co., Inc.(l),(q)                                                                         194
     13,490   Mylan N.V.(q)                                                                                    519
     28,950   Pfizer, Inc.                                                                                   1,040
      5,520   Phibro Animal Health Corp. "A"                                                                   249
      6,120   Prestige Brands Holdings, Inc.(q)                                                                205
      5,530   Supernus Pharmaceuticals, Inc.(q)                                                                312
      9,590   Zoetis, Inc.                                                                                     803
                                                                                                        ----------
                                                                                                             3,571
                                                                                                        ----------
              Total Health Care                                                                             21,876
                                                                                                        ----------
              INDUSTRIALS (1.4%)
              ------------------
              AEROSPACE & DEFENSE (0.2%)
      2,610   Boeing Co.                                                                                       919
      2,230   Huntington Ingalls Industries, Inc.                                                              493
      1,890   Lockheed Martin Corp.                                                                            595
                                                                                                        ----------
                                                                                                             2,007
                                                                                                        ----------
              AGRICULTURE & FARM MACHINERY (0.1%)
      6,630   AGCO Corp.                                                                                       422
      2,220   Deere & Co.                                                                                      332
                                                                                                        ----------
                                                                                                               754
                                                                                                        ----------
              AIRLINES (0.0%)
      8,010   Southwest Airlines Co.                                                                           409
                                                                                                        ----------
              BUILDING PRODUCTS (0.1%)
      7,970   Fortune Brands Home & Security, Inc.                                                             448
      3,190   Masonite International Corp.(q)                                                                  211
     12,180   NCI Building Systems, Inc.(q)                                                                    233
      7,390   Owens Corning                                                                                    467
      6,900   USG Corp.(q)                                                                                     286
                                                                                                        ----------
                                                                                                             1,645
                                                                                                        ----------
              CONSTRUCTION & ENGINEERING (0.0%)
      3,210   EMCOR Group, Inc.                                                                                243
      8,660   Primoris Services Corp.                                                                          226
                                                                                                        ----------
                                                                                                               469
                                                                                                        ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
      6,490   Allison Transmission Holdings, Inc.                                                              268
      3,280   Caterpillar, Inc.                                                                                498

================================================================================

24  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      3,600   Cummins, Inc.                                                                             $      513
      4,080   Greenbrier Companies, Inc.(l)                                                                    203
      8,580   Meritor, Inc.(q)                                                                                 178
      8,550   PACCAR, Inc.                                                                                     532
      8,910   Wabash National Corp.                                                                            178
                                                                                                        ----------
                                                                                                             2,370
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
      2,520   Acuity Brands, Inc.                                                                              298
      9,750   Atkore International Group, Inc.(q)                                                              211
      6,740   Eaton Corp. plc                                                                                  516
      4,990   Generac Holdings, Inc.(q)                                                                        250
      3,150   Regal Beloit Corp.                                                                               250
                                                                                                        ----------
                                                                                                             1,525
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (0.1%)
      1,940   3M Co.                                                                                           383
      4,620   Honeywell International, Inc.                                                                    683
                                                                                                        ----------
                                                                                                             1,066
                                                                                                        ----------
              INDUSTRIAL MACHINERY (0.3%)
      4,960   Hillenbrand, Inc.                                                                                231
      4,110   IDEX Corp.                                                                                       570
      2,620   Illinois Tool Works, Inc.                                                                        377
      5,120   Ingersoll-Rand plc                                                                               448
      3,230   Snap-on, Inc.                                                                                    477
      4,650   Stanley Black & Decker, Inc.                                                                     648
      5,210   Timken Co.                                                                                       246
                                                                                                        ----------
                                                                                                             2,997
                                                                                                        ----------
              OFFICE SERVICES & SUPPLIES (0.1%)
     18,430   ACCO Brands Corp.                                                                                238
      7,110   Herman Miller, Inc.                                                                              233
     21,160   Pitney Bowes, Inc.                                                                               188
                                                                                                        ----------
                                                                                                               659
                                                                                                        ----------
              RESEARCH & CONSULTING SERVICES (0.0%)
      4,380   ICF International, Inc.                                                                          309
                                                                                                        ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
      3,180   GATX Corp.                                                                                       229
      5,660   H&E Equipment Services, Inc.                                                                     196
      5,160   Rush Enterprises, Inc. "A"(q)                                                                    222
      3,900   United Rentals, Inc.(q)                                                                          622
                                                                                                        ----------
                                                                                                             1,269
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              TRUCKING (0.1%)
      1,780   AMERCO                                                                                    $      575
      5,950   Avis Budget Group, Inc.(q)                                                                       232
      5,970   Werner Enterprises, Inc.                                                                         234
                                                                                                        ----------
                                                                                                             1,041
                                                                                                        ----------
              Total Industrials                                                                             16,520
                                                                                                        ----------
              INFORMATION TECHNOLOGY (3.4%)
              -----------------------------
              APPLICATION SOFTWARE (0.1%)
      2,580   Adobe Systems, Inc.(q)                                                                           643
      2,310   Intuit, Inc.                                                                                     466
      7,560   Manhattan Associates, Inc.(q)                                                                    329
                                                                                                        ----------
                                                                                                             1,438
                                                                                                        ----------
              COMMUNICATIONS EQUIPMENT (0.3%)
      5,990   Applied Optoelectronics, Inc.(l),(q)                                                             280
      2,340   Arista Networks, Inc.(q)                                                                         589
      9,790   Ciena Corp.(q)                                                                                   226
      2,310   F5 Networks, Inc.(q)                                                                             400
      2,860   InterDigital, Inc.                                                                               226
     24,680   Juniper Networks, Inc.                                                                           657
      3,440   Motorola Solutions, Inc.                                                                         369
      3,870   Plantronics, Inc.                                                                                282
                                                                                                        ----------
                                                                                                             3,029
                                                                                                        ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.8%)
      4,050   Alliance Data Systems Corp.                                                                      854
      7,860   Broadridge Financial Solutions, Inc.                                                             907
     13,520   Convergys Corp.                                                                                  320
      6,290   CSG Systems International, Inc.                                                                  260
      7,200   Fidelity National Information Services, Inc.                                                     736
     61,140   First Data Corp. "A"(q)                                                                        1,162
      5,740   Fiserv, Inc.(q)                                                                                  417
      6,400   Mastercard, Inc. "A"                                                                           1,217
      4,880   MAXIMUS, Inc.                                                                                    297
      7,080   PayPal Holdings, Inc.(q)                                                                         581
     48,140   Sabre Corp.                                                                                    1,180
      9,250   Square, Inc. "A"(q)                                                                              539
      4,220   Total System Services, Inc.                                                                      359
      5,950   Visa, Inc. "A"(l)                                                                                778
                                                                                                        ----------
                                                                                                             9,607
                                                                                                        ----------
              ELECTRONIC COMPONENTS (0.1%)
      9,560   Amphenol Corp.                                                                                   831
                                                                                                        ----------

================================================================================

26  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      6,410   Cognex Corp.                                                                              $      293
                                                                                                        ----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
      1,670   IPG Photonics Corp.(q)                                                                           403
                                                                                                        ----------
              HOME ENTERTAINMENT SOFTWARE (0.0%)
      3,580   Take-Two Interactive Software, Inc.(q)                                                           401
                                                                                                        ----------
              INTERNET SOFTWARE & SERVICES (0.2%)
     10,880   Akamai Technologies, Inc.(q)                                                                     820
      1,710   Stamps.com, Inc.(q)                                                                              429
      9,420   VeriSign, Inc.(q)                                                                              1,229
                                                                                                        ----------
                                                                                                             2,478
                                                                                                        ----------
              IT CONSULTING & OTHER SERVICES (0.6%)
     11,550   Accenture plc "A"                                                                              1,799
      8,990   Booz Allen Hamilton Holding Corp.                                                                405
      2,140   CACI International, Inc. "A"(q)                                                                  357
      9,220   Cognizant Technology Solutions Corp. "A"                                                         695
      3,710   DXC Technology Co.                                                                               342
     17,790   Hackett Group, Inc.                                                                              286
      9,520   International Business Machines Corp.                                                          1,345
     11,770   Leidos Holdings, Inc.                                                                            707
      4,420   Science Applications International Corp.                                                         391
                                                                                                        ----------
                                                                                                             6,327
                                                                                                        ----------
              SEMICONDUCTOR EQUIPMENT (0.1%)
      3,370   Advanced Energy Industries, Inc.(q)                                                              221
     20,510   Amkor Technology, Inc.(q)                                                                        187
      3,250   Lam Research Corp.                                                                               644
     10,070   Ultra Clean Holdings, Inc.(q)                                                                    177
                                                                                                        ----------
                                                                                                             1,229
                                                                                                        ----------
              SEMICONDUCTORS (0.4%)
      5,270   Cirrus Logic, Inc.(q)                                                                            197
     21,090   Intel Corp.                                                                                    1,164
     18,730   Micron Technology, Inc.(q)                                                                     1,079
      2,700   NVIDIA Corp.                                                                                     681
     12,810   ON Semiconductor Corp.(q)                                                                        322
      4,390   Skyworks Solutions, Inc.                                                                         433
      9,680   Texas Instruments, Inc.                                                                        1,083
                                                                                                        ----------
                                                                                                             4,959
                                                                                                        ----------
              SYSTEMS SOFTWARE (0.4%)
     21,490   CA, Inc.                                                                                         768
     16,470   Microsoft Corp.                                                                                1,628
     20,070   Oracle Corp.                                                                                     938

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      6,040   Red Hat, Inc.(q)                                                                          $      981
      2,970   ServiceNow, Inc.(q)                                                                              527
                                                                                                        ----------
                                                                                                             4,842
                                                                                                        ----------
              TECHNOLOGY DISTRIBUTORS (0.1%)
     10,030   Arrow Electronics, Inc.(q)                                                                       743
      2,670   ePlus, Inc.(q)                                                                                   243
      1,900   SYNNEX Corp.                                                                                     203
      2,350   Tech Data Corp.(q)                                                                               204
                                                                                                        ----------
                                                                                                             1,393
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.2%)
     44,040   Hewlett Packard Enterprise Co.                                                                   671
     35,610   HP, Inc.                                                                                         784
      7,430   Seagate Technology plc                                                                           419
      8,860   Western Digital Corp.                                                                            740
                                                                                                        ----------
                                                                                                             2,614
                                                                                                        ----------
              Total Information Technology                                                                  39,844
                                                                                                        ----------
              MATERIALS (0.4%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
      4,670   Koppers Holdings, Inc.(q)                                                                        188
     10,590   LyondellBasell Industries N.V. "A"                                                             1,188
      2,700   Trinseo S.A.                                                                                     195
                                                                                                        ----------
                                                                                                             1,571
                                                                                                        ----------
              METAL & GLASS CONTAINERS (0.1%)
      4,570   Berry Global Group, Inc.(q)                                                                      221
     10,060   Owens-Illinois, Inc.(q)                                                                          187
      7,160   Silgan Holdings, Inc.                                                                            195
                                                                                                        ----------
                                                                                                               603
                                                                                                        ----------
              PAPER PACKAGING (0.2%)
      6,020   Avery Dennison Corp.                                                                             632
     15,310   Graphic Packaging Holding Co.                                                                    222
     12,730   International Paper Co.                                                                          681
     10,330   WestRock Co.                                                                                     608
                                                                                                        ----------
                                                                                                             2,143
                                                                                                        ----------
              PAPER PRODUCTS (0.0%)
      4,720   Schweitzer-Mauduit International, Inc.                                                           207
                                                                                                        ----------
              SPECIALTY CHEMICALS (0.0%)
      2,950   Minerals Technologies, Inc.                                                                      215
                                                                                                        ----------
              STEEL (0.0%)
     17,490   SunCoke Energy, Inc.(q)                                                                          237

================================================================================

28  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      4,350   Worthington Industries, Inc.                                                              $      208
                                                                                                        ----------
                                                                                                               445
                                                                                                        ----------
              Total Materials                                                                                5,184
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.1%)
      7,080   Iridium Communications, Inc.(l),(q)                                                              108
     13,550   Zayo Group Holdings, Inc.(q)                                                                     471
                                                                                                        ----------
                                                                                                               579
                                                                                                        ----------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
     24,460   AT&T, Inc.                                                                                       791
     21,970   Verizon Communications, Inc.                                                                   1,047
                                                                                                             1,838
                                                                                                        ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.0%)
      2,960   Shenandoah Telecommunications Co.                                                                 95
     86,050   Sprint Corp.(q)                                                                                  442
                                                                                                        ----------
                                                                                                               537
                                                                                                        ----------
              Total Telecommunication Services                                                               2,954
                                                                                                        ----------
              UTILITIES (0.4%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
      8,280   American Electric Power Co., Inc.                                                                563
     16,400   Exelon Corp.                                                                                     679
      9,120   Hawaiian Electric Industries, Inc.                                                               313
      3,720   IDACORP, Inc.                                                                                    344
      3,850   NextEra Energy, Inc.                                                                             638
      6,880   Pinnacle West Capital Corp.                                                                      548
     26,940   Spark Energy, Inc."A"(l)                                                                         269
                                                                                                        ----------
                                                                                                             3,354
                                                                                                        ----------
              MULTI-UTILITIES (0.1%)
     10,880   Public Service Enterprise Group, Inc.                                                            576
      6,420   Unitil Corp.                                                                                     310
      6,900   WEC Energy Group, Inc.                                                                           436
                                                                                                        ----------
                                                                                                             1,322
                                                                                                        ----------
              Total Utilities                                                                                4,676
                                                                                                        ----------
              Total Common Stocks (cost: $145,760)                                                         158,420
                                                                                                        ----------

              EXCHANGE-TRADED FUNDS (7.4%)
    110,900   Consumer Discretionary Select Sector SPDR Fund                                                11,729
    141,000   Health Care Select Sector SPDR Fund                                                           11,620
    159,600   Industrial Select Sector SPDR Fund                                                            11,881

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     30,600   iShares Core S&P 500 ETF                                                                  $    8,346
     74,690   iShares Russell 2000 ETF                                                                      12,157
     85,730   Vanguard S&P 500 ETF                                                                          21,329
     77,410   Vanguard Total Stock Market ETF                                                               10,840
                                                                                                        ----------
              Total Exchange-Traded Funds (cost: $77,242)                                                   87,902
                                                                                                        ----------

              PREFERRED STOCKS (1.4%)

              CONSUMER STAPLES (0.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.6%)
    161,682   CHS, Inc., Series B, cumulative redeemable, 7.88%(l),(r),(s)                                   4,548
     28,000   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(a),(i),(r)                        2,804
                                                                                                        ----------
              Total Consumer Staples                                                                         7,352
                                                                                                        ----------
              ENERGY (0.3%)
              ------------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
      4,900   Chesapeake Energy Corp., 5.75%(a),(i),(r)                                                      3,001
                                                                                                        ----------
              FINANCIALS (0.3%)
              -----------------
              LIFE & HEALTH INSURANCE (0.3%)
    167,198   Delphi Financial Group, Inc., cumulative redeemable, 5.53%,
                (3 mo. LIBOR + 3.19%)(b)                                                                     3,762
                                                                                                        ----------
              REINSURANCE (0.0%)
      1,500   American Overseas Group Ltd., non-cumulative, 5.88%,
                (3 mo. LIBOR + 3.56%)(b),(d),(e),(f)                                                           375
                                                                                                        ----------
              Total Financials                                                                               4,137
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.2%)
    112,000   Qwest Corp., 6.50%(i),(l)                                                                      2,414
                                                                                                        ----------
              Total Preferred Stocks (cost: $18,547)                                                        16,904
                                                                                                        ----------
              Total U.S. Equity Securities (cost: $241,549)                                                263,226
                                                                                                        ----------

              INTERNATIONAL EQUITY SECURITIES (22.8%)

              COMMON STOCKS (0.1%)

              ENERGY (0.0%)
              -------------
              OIL & GAS EQUIPMENT & SERVICES (0.0%)
     15,210   TechnipFMC plc                                                                                   474
                                                                                                        ----------
              HEALTH CARE (0.1%)
              ------------------
              PHARMACEUTICALS (0.1%)
      3,670   Jazz Pharmaceuticals plc(q)                                                                      620
                                                                                                        ----------

================================================================================

30  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (0.0%)
              -----------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.0%)
      5,010   TE Connectivity Ltd.                                                                      $      466
                                                                                                        ----------
              Total Common Stocks (cost: $1,478)                                                             1,560
                                                                                                        ----------

              EXCHANGE-TRADED FUNDS (22.7%)
    224,400   Invesco FTSE RAFI Developed Markets ex-US Portfolio(l)                                         9,977
    597,600   Invesco FTSE RAFI Emerging Markets Portfolio                                                  13,004
    326,860   iShares Core MSCI EAFE ETF                                                                    21,452
    214,500   iShares Core MSCI Emerging Markets ETF                                                        11,911
    274,500   iShares Edge MSCI Min Vol EAFE ETF                                                            20,124
    158,400   iShares Edge MSCI Min Vol Emerging Markets ETF                                                 9,645
     69,000   iShares Latin America 40 ETF                                                                   2,166
    802,000   iShares MSCI Canada ETF                                                                       23,049
    856,200   Schwab Fundamental Emerging Markets Large Company Index ETF                                   24,941
  1,389,900   Schwab Fundamental International Large Company Index ETF                                      41,655
    231,700   Schwab Fundamental International Small Company Index ETF                                       8,255
     34,497   SPDR S&P Emerging Markets SmallCap ETF                                                         1,744
     39,500   USAA MSCI Emerging Markets Value Momentum Blend Index ETF(l),(t)                               1,974
    134,550   Vanguard FTSE All-World ex-US ETF                                                              7,211
  1,137,000   Vanguard FTSE Developed Markets ETF                                                           50,221
    320,360   Vanguard FTSE Emerging Markets ETF                                                            14,291
     59,797   WisdomTree Emerging Markets SmallCap Dividend Fund                                             3,090
     67,890   WisdomTree Japan Hedged Equity Fund                                                            3,769
                                                                                                        ----------
              Total Exchange-Traded Funds (cost: $240,107)                                                 268,479
                                                                                                        ----------
              Total International Equity Securities (cost: $241,585)                                       270,039
                                                                                                        ----------
              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (2.1%)

              COMMON STOCKS (0.0%)

              MATERIALS (0.0%)
              ----------------
              GOLD (0.0%)
    110,164   Hycroft Mining Corp.(d),(e),(f),(q),(s) (cost: $3,919)                                             7
                                                                                                        ----------
              EXCHANGE-TRADED FUNDS (2.1%)
     65,300   First Trust Global Tactical Commodity Strategy Fund                                            1,415
    114,500   Invesco DB Commodity Index Tracking Fund                                                       2,064
    201,700   Materials Select Sector SPDR Fund                                                             11,735
     96,300   United States Commodity Index Fund                                                             4,332
    153,400   VanEck Vectors Gold Miners ETF                                                                 3,427
     47,200   VanEck Vectors Junior Gold Miners ETF                                                          1,545
                                                                                                        ----------
              Total Exchange-Traded Funds (cost: $24,328)                                                   24,518
                                                                                                        ----------
              Total Precious Metals and Commodity-Related Securities (cost: $28,247)                        24,525
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              GLOBAL REAL ESTATE EQUITY SECURITIES (0.9%)

              COMMON STOCKS (0.6%)

              FINANCIALS (0.0%)
              -----------------
              REITs - MORTGAGE (0.0%)
     57,500   Annaly Capital Management, Inc.                                                           $      600
                                                                                                        ----------
              REAL ESTATE (0.6%)
              -----------------
              REAL ESTATE SERVICES (0.0%)
      7,150   HFF, Inc. "A"                                                                                    241
     13,780   Realogy Holdings Corp.(l)                                                                        328
                                                                                                        ----------
                                                                                                               569
                                                                                                        ----------
              REITs - HEALTH CARE (0.1%)
      8,570   LTC Properties, Inc.                                                                             352
      5,240   National Health Investors, Inc.                                                                  387
      9,050   Ventas, Inc.                                                                                     495
                                                                                                        ----------
                                                                                                             1,234
                                                                                                        ----------
              REITs - HOTEL & RESORT (0.2%)
     19,250   Apple Hospitality REIT, Inc.                                                                     366
     31,750   Host Hotels & Resorts, Inc.                                                                      687
     12,030   LaSalle Hotel Properties                                                                         413
     13,260   Park Hotels & Resorts, Inc.                                                                      427
     16,710   Xenia Hotels & Resorts, Inc.                                                                     421
                                                                                                        ----------
                                                                                                             2,314
                                                                                                        ----------
              REITs - OFFICE (0.1%)
     10,130   Vornado Realty Trust                                                                             706
                                                                                                        ----------
              REITs - RESIDENTIAL (0.1%)
      7,260   Mid-America Apartment Communities, Inc.                                                          679
                                                                                                        ----------
              REITs - SPECIALIZED (0.1%)
      3,790   American Tower Corp.                                                                             524
      5,290   Lamar Advertising Co. "A"                                                                        366
      6,270   PotlatchDeltic Corp.                                                                             317
                                                                                                        ----------
                                                                                                             1,207
                                                                                                        ----------
              Total Real Estate                                                                              6,709
                                                                                                        ----------
              Total Common Stocks (cost: $6,772)                                                             7,309
                                                                                                        ----------

              EXCHANGE-TRADED FUNDS (0.3%)
     49,400   Vanguard Real Estate ETF(l) (cost: $3,920)                                                     3,897
                                                                                                        ----------
              Total Global Real Estate Equity Securities (cost: $10,692)                                    11,206
                                                                                                        ----------

================================================================================

32  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (3.4%)

              COMMERCIAL PAPER (3.3%)
$     3,917   Alliant Energy Corp.(a)                                        2.04%        6/06/2018     $    3,916
      2,000   CNH Industrial Capital, LLC(a)                                 3.25         1/08/2019          1,965
      2,000   CNH Industrial Capital, LLC(a)                                 2.96        10/22/2018          1,978
      4,379   Hyundai Capital America(a)                                     2.20         6/01/2018          4,379
      1,600   Mccormick & Co.(a)                                             2.03         6/07/2018          1,600
      1,770   Newell Rubbermaid, Inc.(a)                                     2.28         6/04/2018          1,770
      2,035   Newell Rubbermaid, Inc.(a)                                     2.45         6/12/2018          2,034
      4,000   Nutrien Ltd.(a)                                                2.15         6/25/2018          3,994
      2,420   Plains All American Pipeline, LP(a)                            2.83         6/01/2018          2,420
      4,400   Public Service Enterprise Group, Inc.(a)                       2.15         6/08/2018          4,398
      2,384   Puget Sound Energy Capital Trust                               2.10         6/15/2018          2,382
      4,200   Southern Co. Gas Capital Corp.(a)                              2.15         6/14/2018          4,197
      4,050   Tyson Foods, Inc.(a)                                           2.03         6/08/2018          4,048
                                                                                                        ----------
              Total Commercial Paper (cost: $39,074)                                                        39,081
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
    958,880   State Street Institutional Treasury Money Market Fund Premier Class,
                1.66%(i),(u) (cost: $959)                                                                      959
                                                                                                        ----------
              Total Money Market Instruments (cost: $40,033)                                                40,040
                                                                                                        ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (1.5%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.5%)
    383,447   Federated Government Obligations Fund Institutional Class, 1.61%(u)                              383
        303   Fidelity Government Portfolio Class I, 1.64%(u)                                                    -
    609,542   Goldman Sachs Financial Square Government Fund Institutional Class, 1.65%(u)                     610
  2,971,460   Invesco Government & Agency Portfolio Institutional Class, 1.64%(u)                            2,972
 13,643,314   Western Asset Institutional Government Reserve Institutional Class, 1.64%(u)                  13,643
                                                                                                        ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $17,608)                                                           17,608
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $1,160,492)                                                      $1,199,785
                                                                                                        ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                       UNREALIZED
                                                                    NOTIONAL          CONTRACT       APPRECIATION/
NUMBER OF                                    EXPIRATION             AMOUNT             VALUE        (DEPRECIATION)
CONTRACTS     DESCRIPTION                      DATE                  (000)             (000)                 (000)
------------------------------------------------------------------------------------------------------------------
              FUTURES (1.6%)

              LONG FUTURES

              EQUITY CONTRACTS
        176   E-mini S&P 500               6/15/2018 USD             24,117            $ 23,808              $(309)
        382   Euro STOXX 50                6/15/2018 EUR             12,724              15,215                340
        141   TOPIX Index                  6/07/2018 JPY          2,409,972              22,611                457
                                                                                       --------              -----
              TOTAL LONG FUTURES                                                       $ 61,634              $ 488
                                                                                       --------              -----
              SHORT FUTURES

              EQUITY CONTRACTS
         65   Swiss Market Future Index    6/15/2018 CHF             (5,652)             (5,575)               161
                                                                                       --------              -----
              INTEREST RATE CONTRACTS
        257   U.S. Treasury Bonds          9/19/2018 USD            (37,371)            (37,297)                74
                                                                                       --------              -----
              TOTAL SHORT FUTURES                                                      $(42,872)             $ 235
                                                                                       --------              -----

              TOTAL FUTURES                                                            $ 18,762              $ 723
                                                                                       ========              =====

================================================================================

34  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                                    LEVEL 1          LEVEL 2       LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                                $      -         $ 13,093          $  -        $   13,093
  Collateralized Mortgage Obligations                           -            2,460             -             2,460
  Commercial Mortgage Securities                                -           13,425             -            13,425
  Convertible Securities                                        -            2,146           208             2,354
  Corporate Obligations                                         -           66,066             -            66,066
  Eurodollar and Yankee Obligations                             -            6,858             -             6,858
  Fixed-Income Exchange-Traded Funds                      129,160                -             -           129,160
  U.S. Government Agency Issues                                 -          137,097             -           137,097
  U.S. Treasury Securities                                202,513              115             -           202,628
U.S. Equity Securities:
  Common Stocks                                           158,420                -             -           158,420
  Exchange-Traded Funds                                    87,902                -             -            87,902
  Preferred Stocks                                              -           16,529           375            16,904
International Equity Securities:
  Common Stocks                                             1,560                -             -             1,560
  Exchange-Traded Funds                                   268,479                -             -           268,479
Precious Metals and Commodity-Related
  Securities:
  Common Stocks                                                 -                -             7                 7
  Exchange-Traded Funds                                    24,518                -             -            24,518
Global Real Estate Equity Securities:
  Common Stocks                                             7,309                -             -             7,309
  Exchange-Traded Funds                                     3,897                -             -             3,897
Money Market Instruments:
  Commercial Paper                                              -           39,081             -            39,081
  Government & U.S. Treasury Money Market
    Funds                                                     959                -             -               959
Short-Term Investments Purchased with Cash
  Collateral from Securities Loaned:
  Government & U.S. Treasury Money Market
    Funds                                                  17,608                -             -            17,608
Futures                                                     1,032                -             -             1,032
------------------------------------------------------------------------------------------------------------------
Total                                                    $903,357         $296,870          $590        $1,200,817
------------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

LIABILITIES                                               LEVEL 1          LEVEL 2       LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------------------
Futures(1)                                               $   (309)        $      -           $ -        $   (309)
----------------------------------------------------------------------------------------------------------------
Total                                                    $   (309)        $      -           $ -        $   (309)
----------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment

For the period of June 1, 2017, through May 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA CORNERSTONE MODERATE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 24.4% of net assets at May 31, 2018.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

    mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

38  | USAA CORNERSTONE MODERATE FUND

================================================================================

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    LIBOR  London Interbank Offered Rate
    REITs Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.
    STRIPS Separate trading of registered interest and principal of securities

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset
        Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2018.

    (c) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (d) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at May 31, 2018, was $2,914,000, which represented 0.2% of the Fund's net assets.

    (e) Security was fair valued at May 31, 2018, by USAA Asset
        Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $590,000, which represented less than 0.1% of the Fund's net assets.

    (f) Security was classified at Level 3.

    (g) Payment in Kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (h) All of the coupon is PIK.

    (i) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2018.

    (j) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be

================================================================================

40  | USAA CORNERSTONE MODERATE FUND

================================================================================

        sold publicly. The stated interest rate represents the all in interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2018. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (k) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (l) The security, or a portion thereof, was out on loan as of May 31, 2018.

    (m) At May 31, 2018, the issuer was in default with respect to interest and/or principal payments.

    (n) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

        exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (o) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (p) Securities with a value of $4,816,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (q) Non-income-producing security.

    (r) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (s) Restricted security that is not registered under the Securities Act of 1933.

    (t) Investment in affiliated exchange-traded fund.

    (u) Rate represents the money market fund annualized seven-day yield at May 31, 2018.

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities on
       loan of $17,086) (cost of $1,158,425)                               $1,197,811
   Investments in affiliated underlying funds, at market value
       (cost of $2,067)                                                         1,974
   Receivables:
       Capital shares sold                                                        309
       USAA Asset Management Company (Note 6)                                     148
       Dividends and interest                                                   2,399
       Securities sold                                                          9,726
       Other                                                                       30
   Variation margin on futures contracts                                          723
                                                                           ----------
           Total assets                                                     1,213,120
                                                                           ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                        17,608
       Securities purchased                                                     8,161
       Capital shares redeemed                                                    440
       Bank overdraft                                                           2,077
   Accrued management fees                                                        594
   Accrued transfer agent's fees                                                   64
   Other accrued expenses and payables                                            144
                                                                           ----------
           Total liabilities                                                   29,088
                                                                           ----------
                Net assets applicable to capital shares outstanding        $1,184,032
                                                                           ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                         $1,121,894
   Accumulated undistributed net investment income                              2,450
   Accumulated net realized gain on investments and futures transactions       19,680
   Net unrealized appreciation of investments and futures contracts            40,016
   Net unrealized depreciation of foreign currency translations                    (8)
                                                                           ----------
                Net assets applicable to capital shares outstanding        $1,184,032
                                                                           ==========
   Capital shares outstanding, no par value                                    79,820
                                                                           ==========
   Net asset value, redemption price, and offering price per share         $    14.83
                                                                           ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                 $15,881
   Interest                                                                   15,758
   Securities lending (net)                                                      185
                                                                             -------
       Total income                                                           31,824
                                                                             -------

EXPENSES
   Management fees                                                             6,877
   Administration and servicing fees                                           1,748
   Transfer agent's fees                                                       2,657
   Custody and accounting fees                                                   253
   Postage                                                                       139
   Shareholder reporting fees                                                     79
   Trustees' fees                                                                 34
   Registration fees                                                              49
   Professional fees                                                             115
   Other                                                                          23
                                                                             -------
           Total expenses                                                     11,974
   Expenses reimbursed                                                          (320)
                                                                             -------
           Net expenses                                                       11,654
                                                                             -------
NET INVESTMENT INCOME                                                         20,170
                                                                             -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain on:
      Unaffiliated investments                                                49,969
      Affiliated investments (Note 9)                                              1
      Long-term capital gain distributions from other investment companies        23
      Foreign currency transactions                                              482
      Futures transactions                                                    12,503
   Change in net unrealized appreciation/(depreciation) of:
      Unaffiliated investments                                               (19,282)
      Affiliated investments (Note 8)                                            (93)
      Foreign currency translations                                              (54)
      Futures contracts                                                       (3,135)
                                                                             -------
           Net realized and unrealized gain                                   40,414
                                                                             -------
   Increase in net assets resulting from operations                          $60,584
                                                                             =======

See accompanying notes to financial statements.

================================================================================

44  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

---------------------------------------------------------------------------------------------

                                                                      2018               2017
---------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $   20,170         $   23,126
   Net realized gain on investments                                 49,970             22,733
   Net realized gain on long-term capital gain
       distributions from other investment companies                    23                 83
   Net realized gain (loss) on foreign currency transactions           482                 (3)
   Net realized loss on options                                          -               (292)
   Net realized gain on futures transactions                        12,503              6,560
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                 (19,375)            46,605
       Foreign currency translations                                   (54)                48
       Futures contracts                                            (3,135)             3,745
                                                                -----------------------------
       Increase in net assets resulting from operations             60,584            102,605
                                                                -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (19,749)           (24,373)
   Net realized gains                                              (57,984)                 -
                                                                -----------------------------
       Distributions to shareholders                               (77,733)           (24,373)
                                                                -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                       154,614            134,055
   Reinvested dividends                                             77,303             24,223
   Cost of shares redeemed                                        (150,230)          (174,676)
                                                                -----------------------------
       Increase (decrease) in net assets from capital
           share transactions                                       81,687            (16,398)
                                                                -----------------------------
   Capital contribution from USAA Transfer Agency Company                -                  1
                                                                -----------------------------
   Net increase in net assets                                       64,538             61,835
NET ASSETS
   Beginning of year                                             1,119,494          1,057,659
                                                                -----------------------------
   End of year                                                  $1,184,032         $1,119,494
                                                                =============================
Accumulated undistributed net investment income:
   End of year                                                  $    2,450         $    1,740
                                                                =============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                      10,216              9,288
   Shares issued for dividends reinvested                            5,165              1,705
   Shares redeemed                                                  (9,922)           (12,117)
                                                                -----------------------------
       Increase (decrease) in shares outstanding                     5,459             (1,124)
                                                                =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Cornerstone Moderate Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek a high total return.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset

================================================================================

46  | USAA CORNERSTONE MODERATE FUND

================================================================================

    Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading

================================================================================

48  | USAA CORNERSTONE MODERATE FUND

================================================================================

        date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt and equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2018, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a

================================================================================

50  | USAA CORNERSTONE MODERATE FUND

================================================================================

    commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2018*
    (IN THOUSANDS)

                                         ASSET DERIVATIVES                   LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------------------
                                  STATEMENT OF                          STATEMENT OF
    DERIVATIVES NOT               ASSETS AND                            ASSETS AND
    ACCOUNTED FOR AS              LIABILITIES                           LIABILITIES
    HEDGING INSTRUMENTS           LOCATION             FAIR VALUE       LOCATION            FAIR VALUE
    ----------------------------------------------------------------------------------------------------
    Equity contracts              Net unrealized       $  958**         Net unrealized        $309**
                                  appreciation of                       appreciation of
                                  investments and                       investments and
                                  futures contracts                     futures contracts
    ----------------------------------------------------------------------------------------------------
    Interest rate contracts       Net unrealized       $   74**                                  -
                                  appreciation of
                                  investments and
                                  futures contracts
    ----------------------------------------------------------------------------------------------------
    Total                                              $1,032                                 $309
    ----------------------------------------------------------------------------------------------------

    *For open derivative instruments as of May 31, 2018, see the Portfolio of Investments.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2018 (IN THOUSANDS)

                                                                              CHANGE IN
                                                                              UNREALIZED
     DERIVATIVES NOT                                         REALIZED         APPRECIATION/
     ACCOUNTED FOR AS          STATEMENT OF                  GAIN (LOSS)      (DEPRECIATION)
     HEDGING INSTRUMENTS       OPERATIONS LOCATION           ON DERIVATIVES   ON DERIVATIVES
     ----------------------------------------------------------------------------------------
     Equity contracts          Net realized gain on             $11,870        $(3,397)
                               Futures transactions/
                               Change in net unrealized
                               appreciation/(depreciation)
                               of Futures contracts
     ----------------------------------------------------------------------------------------
     Interest rate contracts   Net realized gain on             $   633        $   262
                               Futures transactions/
                               Change in net unrealized
                               appreciation/(depreciation)
                               of Futures contracts
     ----------------------------------------------------------------------------------------
     Total                                                      $12,503        $(3,135)
     ----------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

================================================================================

52  | USAA CORNERSTONE MODERATE FUND

================================================================================

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2018, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary

================================================================================

54  | USAA CORNERSTONE MODERATE FUND

================================================================================

or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $9,000, which represents 1.4% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, non-REIT return of capital dividend, REIT return of capital dividend, REIT capital gain dividend, additional adjustments, grantor trusts expense, and hybrid interest accrual adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and decrease accumulated net realized gain on investments by $289,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                            2018                 2017
                                                        ---------------------------------
Ordinary income*                                        $35,085,000           $24,373,000
Long-term realized capital gain                          42,648,000                     -
   Total distributions paid                             $77,733,000           $24,373,000

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                $ 8,826,000
Undistributed long-term capital gains                                          13,808,000
Unrealized appreciation of investments                                         40,090,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, non-REIT return of capital dividend, hybrid interest accrual, futures contracts marked-to-market and partnership basis adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                       NET
                                                GROSS              GROSS             UNREALIZED
                                              UNREALIZED         UNREALIZED         APPRECIATION/
FUND                          TAX COST       APPRECIATION       DEPRECIATION       (DEPRECIATION)
------------------------------------------------------------------------------------------------
USAA Cornerstone
  Moderate Fund            $1,160,152,000    $69,129,000        $(29,038,000)       $40,091,000

================================================================================

56  | USAA CORNERSTONE MODERATE FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $581,152,000 and $565,604,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                     NON-CASH COLLATERAL               CASH COLLATERAL
----------------------------------------------------------------------------------
$17,086,000                             $-                          $17,608,000

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2018, the Fund had no subadviser(s).

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average net assets. For the year ended May 31, 2018, the Fund incurred management fees, paid or payable to the Manager, of $6,877,000.

In addition, the Fund invests in affiliated USAA exchange-traded fund(s)(ETFs). The Fund's management fee is reimbursed by the Manager to the extent of the indirect management fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the year ended May 31, 2018, the Fund's management fee was reimbursed by the Manager in an amount of $2,000, of which less than $500 was receivable from the Manager.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2018, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,748,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2018, the Fund reimbursed the Manager $16,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2018, to limit the total annual operating expenses of the Fund to 1.00% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess

================================================================================

58  | USAA CORNERSTONE MODERATE FUND

================================================================================

of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2018, the Fund incurred reimbursable expenses of $320,000, of which $148,000 was receivable from the Manager, which includes affiliated ETF(s) management fee reimbursement expenses and receivable.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2018, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,657,000.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the USAA Funds' net assets. At May 31, 2018, the Fund owned the following percentages of the total outstanding shares of each of USAA Funds:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
MSCI Emerging Markets Value
  Momentum Blend Index ETF                                               1.2

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the USAA Funds for the year ended
   May 31, 2018:

                                                                                    CHANGE IN
                                                                                       NET
($ IN 000s)                                            REALIZED      CAPITAL        UNREALIZED
AFFILIATED          PURCHASE      SALES     DIVIDEND     GAIN         GAIN         APPRECIATION/        MARKET VALUE
USAA Fund            COST(a)    PROCEEDS     INCOME     (LOSS)    DISTRIBUTIONS    DEPRECIATION    05/31/2017  05/31/2018
-------------------------------------------------------------------------------------------------------------------------
MSCI
  Emerging
  Markets Value
  Momentum
  Blend Index
  ETF               $2,067        $-         $-         $-            $-               $(93)          $-           $1,974

(a) Includes reinvestment of distributions from dividend income and realized gains.

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2018, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                                              NET REALIZED
                                                                             COST TO          GAIN (LOSS)
SELLER                                          PURCHASER                   PURCHASER           TO SELLER
----------------------------------------------------------------------------------------------------------
Cornerstone Moderate                    Cornerstone Moderately                $180,000             $1,000
                                         Aggressive
Cornerstone Moderately
 Aggressive                             Cornerstone Moderate                    87,000                 (-)*
Cornerstone Aggressive                  Cornerstone Moderate                   219,000              4,000

*Represents less than $500.

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary

================================================================================

60  | USAA CORNERSTONE MODERATE FUND

================================================================================

Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

(11) UPCOMING ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MAY 31,
                                      -------------------------------------------------------------------------
                                            2018           2017            2016            2015            2014
                                      -------------------------------------------------------------------------
Net asset value at
  beginning of period                 $    15.05     $    14.01      $    15.43      $    15.46      $    14.49
                                      -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                      .26            .31             .39             .37             .38
  Net realized and
    unrealized gain (loss)                   .55           1.06           (1.15)            .10             .98
                                      -------------------------------------------------------------------------
Total from investment
  operations                                 .81           1.37            (.76)            .47            1.36
                                      -------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.26)          (.33)           (.38)           (.38)           (.39)
  Realized capital gains                    (.77)             -            (.28)           (.12)              -
                                      -------------------------------------------------------------------------
Total distributions                        (1.03)          (.33)           (.66)           (.50)           (.39)
                                      -------------------------------------------------------------------------
Net asset value at end
  of period                           $    14.83     $    15.05      $    14.01      $    15.43      $    15.46
                                      =========================================================================
Total return (%)*                           5.42           9.91           (4.89)           3.10            9.60
Net assets at end of
  period (000)                        $1,184,032     $1,119,494      $1,057,659      $1,150,798      $1,093,783
Ratios to average net assets:**
  Expenses (%)(c)                           1.00           1.00            1.00            1.00            1.00(a)
  Expenses, excluding
    reimbursements (%)(c)                   1.03           1.10            1.16            1.19            1.22(a)
  Net investment income (%)                 1.73           2.14            2.72            2.46            2.60
Portfolio turnover (%)                        51             66              70(b)           44              46

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $1,166,152,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Reflects increased trading activity due to changes in asset allocation strategies.
(c) Does not include acquired fund fees, if any.

================================================================================

62  | USAA CORNERSTONE MODERATE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  63

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING                ENDING              DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE        DECEMBER 1, 2017 -
                                      DECEMBER 1, 2017         MAY 31, 2018            MAY 31, 2018
                                      ----------------------------------------------------------------
Actual                                    $1,000.00              $1,003.50                  $5.00

Hypothetical
  (5% return before expenses)              1,000.00               1,019.95                   5.04

*Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.35% for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

64  | USAA CORNERSTONE MODERATE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

================================================================================

66  | USAA CORNERSTONE MODERATE FUND

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, was equal to the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund. The Board also considered that the Fund's management fee rate was reduced in October 2016. The Board also considered that the Fund's management fee was further reduced and that the performance fee component was eliminated in April 2017.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2017, and lower than the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2017, and was in the bottom 50% of its performance universe for the three-, five-, and ten-year periods ended December 31, 2017. The Board took into account

================================================================================

68  | USAA CORNERSTONE MODERATE FUND

================================================================================

management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund.

This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

70  | USAA CORNERSTONE MODERATE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

72  | USAA CORNERSTONE MODERATE FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

74  | USAA CORNERSTONE MODERATE FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment
      Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

76  | USAA CORNERSTONE MODERATE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company
      Act of 1940.

================================================================================

78  | USAA CORNERSTONE MODERATE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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   26889-0718                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF USAA EMERGING MARKETS FUND]

 ==============================================================

         ANNUAL REPORT
         USAA EMERGING MARKETS FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         MAY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

--------------------------------------------------------------------------------

JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

================================================================================

================================================================================

in the European Union. Fears about the future of the European Union drove a "flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

   Distributions to Shareholders                                              13

   Report of Independent Registered
     Public Accounting Firm                                                   14

   Portfolio of Investments                                                   15

   Notes to Portfolio of Investments                                          27

   Financial Statements                                                       30

   Notes to Financial Statements                                              34

   Financial Highlights                                                       52

EXPENSE EXAMPLE                                                               55

ADVISORY AGREEMENT(S)                                                         57

TRUSTEES' AND OFFICERS' INFORMATION                                           65

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Lazard Asset Management LLC             Brandes Investment Partners, L.P.

    JAI JACOB                               DOUGLAS C. EDMAN, CFA
    JAMES M. DONALD, CFA                    CHRISTOPHER J. GARRETT, CFA
    KEVIN O'HARE, CFA                       LOUIS Y. LAU, CFA
    STEPHEN MARRA, CFA                      MAURICIO ABADIA
                                            GERARDO ZAMORANO, CFA
Victory Capital Management Inc.

    MARGARET LINDSAY
    TIFFANY KUO, CFA
    JOSHUA LINDLAND, CFA

--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF EMERGING MARKETS DURING THE REPORTING PERIOD.

    Emerging markets equities increased over the reporting period ended May 31, 2018. However, the strong returns masked a volatile reporting period that included increases in U.S. interest rates, geopolitical strains--in particular between North and South Korea--and significant trade tensions. Excepting Mexico, Latin American markets rose during the reporting period. Mexico's stocks were held back by NAFTA renegotiations and uncertainty surrounding the country's July 2018 presidential election. Although Brazilian stocks finished higher, the reporting period included considerable volatility amid corruption allegations. In Europe, Emmanuel Macron's presidential victory in France removed some political uncertainty and aided equities in the Czech Republic. Russian shares also ended the reporting period higher despite geopolitical concerns. In South Africa, stock prices increased following Cyril Ramaphosa's victory as ANC leader and his subsequent accession to the presidency. Within Asia, Pakistani equities suffered from an index reclassification as well as the forced retirement of its

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    prime minister, while Indonesian stocks declined due to currency depreciation. In contrast, South Korean, Taiwanese, and Malaysian shares performed well amid semiconductor strength and smartphone product launches. From a sector perspective, information technology, energy, and health care stocks performed substantially better than the index. Telecom services, consumer discretionary, and industrials issues underperformed.

o HOW DID THE USAA EMERGING MARKETS FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 7.41%, 7.62%, and 7.09%, respectively. This compares to returns of 14.03% for the MSCI Emerging Markets Index (the Index), and 11.86% for the Lipper Emerging Markets Fund Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Brandes Investment Partners L.P. (Brandes), Lazard Asset Management LLC (Lazard), and Victory Capital Management Inc. (Victory Capital) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID BRANDES' PORTION OF THE FUND PERFORM?

    Brandes' portion of the Fund underperformed the Index during the reporting period. Holdings within wireless telecommunication services,

    Refer to the Portfolio of Investments for complete list of securities.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA EMERGING MARKETS FUND

================================================================================

    real estate investment trusts (REITs), and diversified financial services detracted from relative return. A significant underweight exposure to internet software & services also weighed on performance. Conversely, holdings in the IT consulting & other services and diversified banks industries added to returns. From a country perspective, the Fund benefited from its positioning within Russia and India, while allocations to Turkey and Mexico detracted from performance. At a company level, a top individual contributor included the Brazilian private educational firm Estacio Participacoes S.A., while an individual detractor included the Turkish real estate developer Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.

o   HOW DID LAZARD'S PORTION OF THE FUND PERFORM?

    During the reporting period, the Lazard portion of the portfolio underperformed the Index. On a sector basis, Lazard's stock selection within the health care and materials sectors contributed to performance, as did overweight exposure to the information technology sector. Conversely, stock selection in the consumer staples, energy, and information technology sectors detracted from returns. On a country basis, stock selection within Indonesia, South Korea, and South Africa added value. Stock selection in Brazil, India, and Turkey hindered performance, as did overweight exposures to Argentina and Turkey.

o   HOW DID VICTORY CAPITAL'S PORTION OF THE FUND PERFORM?

    Victory Capital's portion of the Fund underperformed the Index during the reporting period. On a sector basis, electronic technology was the strongest performing sector in the portfolio, followed by communications. Stock selection in the commercial services sector also was strong. Conversely, holdings in process industries, retail trade, consumer services, and producer manufacturing represented the largest detractors from performance over the reporting period. By country, stock selection was strongest in Taiwan and Hong Kong/China. Positions

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    in South Korea, Brazil, and Thailand were the largest detractors. On a stock level, Victory Capital's position in Hiwin Technologies Corp., a Taiwanese linear motion control products manufacturer, was the strongest performing stock, while the largest individual detractor was Wiz Solucoes E Corretagem de Seguros S.A.*, an insurance brokerage in Brazil.

    Thank you for allowing us to help you manage your investments.

    *Wiz Solucoes E Corretagem de Seguros S.A. was sold out of the Fund prior to May 31, 2018.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA EMERGING MARKETS FUND

================================================================================

INVESTMENT OVERVIEW

USAA EMERGING MARKETS FUND SHARES
(FUND SHARES) (Ticker Symbol: USEMX)

--------------------------------------------------------------------------------
                                            5/31/18                 5/31/17
--------------------------------------------------------------------------------
Net Assets                              $402.4 Million          $374.1 Million
Net Asset Value Per Share                   $18.84                  $17.60

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
     7.41%                          2.40%                            -0.53%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/17*
--------------------------------------------------------------------------------
                                       1.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         MSCI               LIPPER               USAA
                       EMERGING        EMERGING MARKETS     EMERGING MARKETS
                     MARKETS INDEX        FUNDS INDEX         FUND SHARES
05/31/08             $10,000.00           $10,000.00           $10,000.00
06/30/08               9,002.47             8,971.24             9,036.00
07/31/08               8,662.89             8,657.58             8,786.00
08/31/08               7,970.94             7,999.79             8,128.00
09/30/08               6,576.01             6,687.96             6,808.00
10/31/08               4,776.30             4,745.74             4,892.00
11/30/08               4,416.76             4,339.63             4,459.00
12/31/08               4,761.23             4,665.84             4,839.00
01/31/09               4,453.75             4,263.16             4,440.00
02/28/09               4,202.51             4,023.05             4,223.00
03/31/09               4,806.45             4,541.63             4,749.00
04/30/09               5,606.28             5,292.05             5,528.00
05/31/09               6,564.21             6,250.75             6,529.00
06/30/09               6,475.79             6,176.84             6,416.00
07/31/09               7,203.97             6,891.31             7,150.00
08/31/09               7,178.19             6,919.18             7,173.00
09/30/09               7,829.75             7,537.00             7,857.00
10/31/09               7,839.44             7,445.45             7,771.00
11/30/09               8,176.17             7,853.55             8,174.00
12/31/09               8,499.07             8,130.07             8,460.00
01/31/10               8,025.06             7,675.34             7,999.00
02/28/10               8,053.29             7,740.26             8,054.00
03/31/10               8,703.47             8,380.81             8,697.00
04/30/10               8,808.91             8,440.62             8,729.00
05/31/10               8,034.10             7,644.58             7,835.00
06/30/10               7,975.06             7,647.60             7,817.00
07/31/10               8,639.17             8,361.10             8,556.00
08/31/10               8,471.40             8,198.44             8,341.00
09/30/10               9,412.81             9,127.51             9,258.00
10/31/10               9,686.12             9,410.06             9,476.00
11/30/10               9,430.42             9,171.66             9,271.00
12/31/10              10,103.37             9,767.72             9,916.00
01/31/11               9,829.27             9,452.21             9,595.00
02/28/11               9,737.61             9,364.21             9,476.00
03/31/11              10,310.13             9,849.39             9,953.00
04/30/11              10,629.93            10,203.30            10,205.00
05/31/11              10,351.12             9,934.74             9,893.00
06/30/11              10,191.89             9,805.65             9,719.00
07/31/11              10,146.63             9,787.58             9,605.00
08/31/11               9,239.88             8,983.62             8,692.00
09/30/11               7,892.75             7,587.03             7,261.00
10/31/11               8,938.20             8,517.48             8,160.00
11/30/11               8,342.51             8,238.18             7,885.00
12/31/11               8,241.97             7,972.96             7,557.00
01/31/12               9,176.81             8,808.90             8,463.00
02/29/12               9,726.51             9,333.52             8,903.00
03/31/12               9,401.84             9,133.41             8,501.00
04/30/12               9,289.47             9,021.44             8,348.00
05/31/12               8,247.70             8,044.63             7,399.00
06/30/12               8,566.03             8,417.34             7,711.00
07/31/12               8,733.13             8,498.00             7,773.00
08/31/12               8,704.05             8,557.88             7,763.00
09/30/12               9,229.27             9,007.89             8,237.00
10/31/12               9,173.22             8,982.72             8,070.00
11/30/12               9,289.70             9,082.68             8,051.00
12/31/12               9,743.92             9,575.99             8,511.00
01/31/13               9,878.26             9,714.53             8,660.00
02/28/13               9,754.16             9,623.18             8,694.00
03/31/13               9,586.15             9,521.74             8,520.00
04/30/13               9,658.40             9,657.53             8,564.00
05/31/13               9,410.61             9,409.29             8,419.00
06/30/13               8,811.55             8,809.19             7,811.00
07/31/13               8,903.61             8,949.07             7,922.00
08/31/13               8,750.68             8,659.67             7,709.00
09/30/13               9,319.73             9,284.43             8,284.00
10/31/13               9,772.52             9,688.74             8,646.00
11/30/13               9,629.62             9,527.50             8,564.00
12/31/13               9,490.40             9,452.43             8,478.00
01/31/14               8,874.13             8,816.92             7,837.00
02/28/14               9,168.09             9,140.18             8,061.00
03/31/14               9,449.52             9,411.59             8,361.00
04/30/14               9,481.08             9,472.68             8,361.00
05/31/14               9,812.03             9,820.65             8,803.00
06/30/14              10,072.72            10,069.86             9,036.00
07/31/14              10,267.50            10,134.77             9,031.00
08/31/14              10,498.87            10,414.88             9,269.00
09/30/14               9,720.68             9,710.95             8,512.00
10/31/14               9,835.29             9,804.65             8,658.00
11/30/14               9,731.27             9,711.02             8,493.00
12/31/14               9,282.79             9,201.12             7,876.00
01/31/15               9,338.43             9,237.18             7,792.00
02/28/15               9,627.58             9,500.34             7,920.00
03/31/15               9,490.67             9,297.94             7,758.00
04/30/15              10,220.63             9,874.14             8,324.00
05/31/15               9,811.33             9,579.08             8,113.00
06/30/15               9,556.54             9,359.53             7,965.00
07/31/15               8,894.09             8,834.21             7,496.00
08/31/15               8,089.63             8,032.01             6,811.00
09/30/15               7,846.28             7,795.62             6,599.00
10/31/15               8,405.97             8,308.45             7,097.00
11/30/15               8,078.08             8,079.41             6,974.00
12/31/15               7,898.00             7,867.38             6,764.00
01/31/16               7,385.64             7,454.42             6,431.00
02/29/16               7,373.55             7,397.97             6,346.00
03/31/16               8,349.26             8,312.93             7,111.00
04/30/16               8,394.64             8,442.86             7,290.00
05/31/16               8,081.50             8,181.17             7,072.00
06/30/16               8,404.49             8,549.86             7,380.00
07/31/16               8,827.43             8,970.09             7,673.00
08/31/16               9,046.81             9,108.37             7,852.00
09/30/16               9,163.14             9,249.66             7,986.00
10/31/16               9,184.99             9,242.96             7,976.00
11/30/16               8,762.19             8,786.96             7,584.00
12/31/16               8,781.54             8,819.67             7,591.00
01/31/17               9,262.09             9,339.14             8,027.00
02/28/17               9,545.63             9,609.64             8,187.00
03/31/17               9,786.60             9,919.88             8,508.00
04/30/17              10,000.84            10,136.19             8,749.00
05/31/17              10,296.51            10,377.61             8,824.00
06/30/17              10,400.18            10,467.03             8,869.00
07/31/17              11,020.11            11,016.16             9,401.00
08/31/17              11,265.94            11,264.49             9,641.00
09/30/17              11,221.13            11,229.77             9,672.00
10/31/17              11,614.50            11,515.00             9,827.00
11/30/17              11,637.81            11,543.54             9,802.00
12/31/17              12,055.57            11,955.56            10,118.00
01/31/18              13,060.37            12,877.35            10,756.00
02/28/18              12,458.03            12,293.26            10,334.00
03/31/18              12,226.40            12,202.11            10,148.00
04/30/18              12,172.30            11,977.23             9,876.00
05/31/18              11,740.99            11,608.14             9,479.00

                                   [END CHART]

                       Data from 5/31/08 through 5/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Shares to the following benchmarks:

o The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the Lipper Emerging Markets Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA EMERGING MARKETS FUND

================================================================================

USAA EMERGING MARKETS FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIEMX)

--------------------------------------------------------------------------------
                                            5/31/18                 5/31/17
--------------------------------------------------------------------------------
Net Assets                              $596.2 Million          $585.5 Million
Net Asset Value Per Share                   $18.79                  $17.55

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                   SINCE INCEPTION 8/01/08
     7.62%                    2.63%                             1.20%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/17*
--------------------------------------------------------------------------------
                                    1.29%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which exclude acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         MSCI               LIPPER                  USAA
                       EMERGING        EMERGING MARKETS        EMERGING MARKETS
                     MARKETS INDEX        FUNDS INDEX      FUND INSTITUTIONAL SHARES
07/31/08             $10,000.00           $10,000.00            $10,000.00
08/31/08               9,201.24             9,240.21              9,355.60
09/30/08               7,591.00             7,724.97              7,836.31
10/31/08               5,513.52             5,481.60              5,630.29
11/30/08               5,098.48             5,012.52              5,131.70
12/31/08               5,496.12             5,389.31              5,573.05
01/31/09               5,141.18             4,924.20              5,117.78
02/28/09               4,851.16             4,646.85              4,871.84
03/31/09               5,548.32             5,245.84              5,484.09
04/30/09               6,471.60             6,112.62              6,384.15
05/31/09               7,577.38             7,219.97              7,545.85
06/30/09               7,475.31             7,134.60              7,415.03
07/31/09               8,315.89             7,959.86              8,273.23
08/31/09               8,286.13             7,992.05              8,299.39
09/30/09               9,038.26             8,705.66              9,094.79
10/31/09               9,049.45             8,599.92              9,000.60
11/30/09               9,438.15             9,071.29              9,471.56
12/31/09               9,810.89             9,390.69              9,807.63
01/31/10               9,263.72             8,865.46              9,273.63
02/28/10               9,296.31             8,940.44              9,342.36
03/31/10              10,046.84             9,680.31             10,093.13
04/30/10              10,168.56             9,749.39             10,130.14
05/31/10               9,274.15             8,829.92              9,104.44
06/30/10               9,206.00             8,833.41              9,083.29
07/31/10               9,972.62             9,657.55              9,945.09
08/31/10               9,778.95             9,469.67              9,701.89
09/30/10              10,865.66            10,542.79             10,769.89
10/31/10              11,181.16            10,869.16             11,028.96
11/30/10              10,886.00            10,593.79             10,732.88
12/31/10              11,662.81            11,282.27             11,541.35
01/31/11              11,346.41            10,917.84             11,178.18
02/28/11              11,240.59            10,816.20             11,044.66
03/31/11              11,901.48            11,376.60             11,600.10
04/30/11              12,270.65            11,785.40             11,899.18
05/31/11              11,948.80            11,475.19             11,536.01
06/30/11              11,764.99            11,326.09             11,338.40
07/31/11              11,712.75            11,305.21             11,204.89
08/31/11              10,666.04            10,376.59             10,142.08
09/30/11               9,110.99             8,763.46              8,475.76
10/31/11              10,317.79             9,838.17              9,527.89
11/30/11               9,630.17             9,515.57              9,207.45
12/31/11               9,514.10             9,209.22              8,829.95
01/31/12              10,593.24            10,174.79              9,888.20
02/29/12              11,227.78            10,780.75             10,408.93
03/31/12              10,853.00            10,549.60              9,938.60
04/30/12              10,723.28            10,420.27              9,759.42
05/31/12               9,520.72             9,292.01              8,656.38
06/30/12               9,888.18             9,722.50              9,025.93
07/31/12              10,081.08             9,815.67              9,098.72
08/31/12              10,047.50             9,884.83              9,087.52
09/30/12              10,653.79            10,404.62              9,641.84
10/31/12              10,589.10            10,375.56              9,451.47
11/30/12              10,723.55            10,491.01              9,429.07
12/31/12              11,247.88            11,060.81              9,973.87
01/31/13              11,402.96            11,220.84             10,149.75
02/28/13              11,259.70            11,115.32             10,195.14
03/31/13              11,065.76            10,998.15              9,990.89
04/30/13              11,149.16            11,155.00             10,047.63
05/31/13              10,863.13            10,868.26              9,877.42
06/30/13              10,171.60            10,175.11              9,162.57
07/31/13              10,277.87            10,336.69              9,293.06
08/31/13              10,101.33            10,002.41              9,049.10
09/30/13              10,758.22            10,724.05              9,724.23
10/31/13              11,280.89            11,191.04             10,149.74
11/30/13              11,115.94            11,004.81             10,058.97
12/31/13              10,955.22            10,918.10              9,958.64
01/31/14              10,243.84            10,184.05              9,209.31
02/28/14              10,583.17            10,557.43              9,478.16
03/31/14              10,908.04            10,870.92              9,832.80
04/30/14              10,944.47            10,941.48              9,832.80
05/31/14              11,326.50            11,343.41             10,353.33
06/30/14              11,627.43            11,631.26             10,627.89
07/31/14              11,852.27            11,706.24             10,622.17
08/31/14              12,119.36            12,029.78             10,902.45
09/30/14              11,221.06            11,216.70             10,010.12
10/31/14              11,353.35            11,324.93             10,187.44
11/30/14              11,233.28            11,216.79              9,992.96
12/31/14              10,715.57            10,627.81              9,271.63
01/31/15              10,779.81            10,669.47              9,178.45
02/28/15              11,113.59            10,973.43              9,329.87
03/31/15              10,955.54            10,739.64              9,131.86
04/30/15              11,798.17            11,405.19              9,807.43
05/31/15              11,325.70            11,064.38              9,562.83
06/30/15              11,031.58            10,810.79              9,388.11
07/31/15              10,266.87            10,204.01              8,834.84
08/31/15               9,338.26             9,277.43              8,031.14
09/30/15               9,057.35             9,004.39              7,786.54
10/31/15               9,703.42             9,596.73              8,368.93
11/30/15               9,324.91             9,332.17              8,229.16
12/31/15               9,117.05             9,087.27              7,982.00
01/31/16               8,525.60             8,610.28              7,593.00
02/29/16               8,511.64             8,545.08              7,499.00
03/31/16               9,637.96             9,601.91              8,400.00
04/30/16               9,690.35             9,751.99              8,618.00
05/31/16               9,328.86             9,449.71              8,359.00
06/30/16               9,701.71             9,875.58              8,724.00
07/31/16              10,189.93            10,360.96              9,077.00
08/31/16              10,443.17            10,520.68              9,289.00
09/30/16              10,577.46            10,683.88              9,448.00
10/31/16              10,602.68            10,676.15              9,436.00
11/30/16              10,114.62            10,149.44              8,977.00
12/31/16              10,136.96            10,187.21              8,985.00
01/31/17              10,691.69            10,787.24              9,503.00
02/28/17              11,018.98            11,099.68              9,694.00
03/31/17              11,297.14            11,458.02             10,075.00
04/30/17              11,544.46            11,707.87             10,361.00
05/31/17              11,885.76            11,986.73             10,450.00
06/30/17              12,005.43            12,090.01             10,504.00
07/31/17              12,721.05            12,724.29             11,141.00
08/31/17              13,004.82            13,011.13             11,427.00
09/30/17              12,953.10            12,971.02             11,462.00
10/31/17              13,407.19            13,300.48             11,653.00
11/30/17              13,434.09            13,333.45             11,623.00
12/31/17              13,916.33            13,809.35             12,001.00
01/31/18              15,076.22            14,874.07             12,755.00
02/28/18              14,380.90            14,199.41             12,259.00
03/31/18              14,113.52            14,094.13             12,037.00
04/30/18              14,051.07            13,834.38             11,720.00
05/31/18              13,553.19            13,408.06             11,247.00

                                   [END CHART]

                       Data from 7/31/08 through 5/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Emerging Markets Funds Index and the MSCI Emerging Markets Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

8  | USAA EMERGING MARKETS FUND

================================================================================

USAA EMERGING MARKETS FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: UAEMX)

--------------------------------------------------------------------------------
                                          5/31/18                 5/31/17
--------------------------------------------------------------------------------
Net Assets                              $5.2 Million            $4.9 Million
Net Asset Value Per Share                  $18.76                  $17.55

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                   SINCE INCEPTION 8/01/10
    7.09%                     2.17%                             0.71%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/17*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        1.87%          AFTER REIMBURSEMENT        1.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, visit USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2018.
If the total annual operating expense ratio of the Adviser Shares is lower than 1.75%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2017, the Manager's expense limitation changed from 1.65% to 1.75% of the Adviser
Shares' average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      O CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       LIPPER                MSCI                   USAA
                  EMERGING MARKETS         EMERGING          EMERGING MARKETS
                     FUNDS INDEX         MARKETS INDEX      FUND ADVISER SHARES
07/31/10             $10,000.00           $10,000.00            $10,000.00
08/31/10               9,805.45             9,805.80              9,516.13
09/30/10              10,916.63            10,895.49             10,556.71
10/31/10              11,254.57            11,211.86             10,801.25
11/30/10              10,969.44            10,915.89             10,567.12
12/31/10              11,682.33            11,694.84             11,294.94
01/31/11              11,304.98            11,377.56             10,923.50
02/28/11              11,199.73            11,271.46             10,787.48
03/31/11              11,780.01            11,934.16             11,326.33
04/30/11              12,203.30            12,304.34             11,608.83
05/31/11              11,882.09            11,981.60             11,247.85
06/30/11              11,727.70            11,797.29             11,049.05
07/31/11              11,706.09            11,744.91             10,913.03
08/31/11              10,744.54            10,695.32              9,871.95
09/30/11               9,074.20             9,136.00              8,244.94
10/31/11              10,187.02            10,346.12              9,265.09
11/30/11               9,852.98             9,656.61              8,945.97
12/31/11               9,535.77             9,540.22              8,571.56
01/31/12              10,535.58            10,622.32              9,594.06
02/29/12              11,163.03            11,258.61             10,094.43
03/31/12              10,923.69            10,882.80              9,632.13
04/30/12              10,789.77            10,752.73              9,458.09
05/31/12               9,621.50             9,546.86              8,381.21
06/30/12              10,067.26             9,915.33              8,729.29
07/31/12              10,163.73            10,108.76              8,799.99
08/31/12              10,235.34            10,075.09              8,783.68
09/30/12              10,773.56            10,683.04              9,316.68
10/31/12              10,743.47            10,618.17              9,120.88
11/30/12              10,863.01            10,752.99              9,093.70
12/31/12              11,453.02            11,278.76              9,616.54
01/31/13              11,618.72            11,434.27              9,775.18
02/28/13              11,509.47            11,290.62              9,813.47
03/31/13              11,388.14            11,096.15              9,611.07
04/30/13              11,550.55            11,179.77              9,660.30
05/31/13              11,253.64            10,892.95              9,490.72
06/30/13              10,535.92            10,199.53              8,801.49
07/31/13              10,703.22            10,306.09              8,921.83
08/31/13              10,357.08            10,129.07              8,681.14
09/30/13              11,104.32            10,787.76              9,326.62
10/31/13              11,587.87            11,311.86              9,725.94
11/30/13              11,395.03            11,146.46              9,632.95
12/31/13              11,305.24            10,985.30              9,535.75
01/31/14              10,545.17            10,271.97              8,812.77
02/28/14              10,931.79            10,612.23              9,064.72
03/31/14              11,256.40            10,937.99              9,404.30
04/30/14              11,329.46            10,974.52              9,404.30
05/31/14              11,745.64            11,357.60              9,902.72
06/30/14              12,043.70            11,659.35             10,160.15
07/31/14              12,121.34            11,884.81             10,154.67
08/31/14              12,456.35            12,152.63             10,417.58
09/30/14              11,614.44            11,251.87              9,557.66
10/31/14              11,726.50            11,384.52              9,721.98
11/30/14              11,614.53            11,264.12              9,535.75
12/31/14              11,004.67            10,744.99              8,840.59
01/31/15              11,047.80            10,809.40              8,746.25
02/28/15              11,362.54            11,144.10              8,890.54
03/31/15              11,120.47            10,985.62              8,701.85
04/30/15              11,809.61            11,830.57              9,340.06
05/31/15              11,456.72            11,356.80              9,101.43
06/30/15              11,194.13            11,061.87              8,929.39
07/31/15              10,565.84            10,295.06              8,402.17
08/31/15               9,606.40             9,363.90              7,630.77
09/30/15               9,323.68             9,082.21              7,397.68
10/31/15               9,937.03             9,730.06              7,952.65
11/30/15               9,663.09             9,350.52              7,813.91
12/31/15               9,409.50             9,142.08              7,573.00
01/31/16               8,915.59             8,549.01              7,205.00
02/29/16               8,848.08             8,535.01              7,110.00
03/31/16               9,942.39             9,664.42              7,964.00
04/30/16              10,097.79             9,716.95              8,165.00
05/31/16               9,784.80             9,354.48              7,919.00
06/30/16              10,225.76             9,728.35              8,260.00
07/31/16              10,728.35            10,217.91              8,589.00
08/31/16              10,893.74            10,471.85              8,790.00
09/30/16              11,062.73            10,606.50              8,941.00
10/31/16              11,054.72            10,631.79              8,924.00
11/30/16              10,509.33            10,142.39              8,489.00
12/31/16              10,548.45            10,164.79              8,491.00
01/31/17              11,169.75            10,721.04              8,980.00
02/28/17              11,493.27            11,049.23              9,160.00
03/31/17              11,864.32            11,328.16              9,520.00
04/30/17              12,123.03            11,576.15              9,784.00
05/31/17              12,411.78            11,918.40              9,869.00
06/30/17              12,518.72            12,038.39              9,914.00
07/31/17              13,175.49            12,755.98             10,510.00
08/31/17              13,472.50            13,040.53             10,774.00
09/30/17              13,430.97            12,988.66             10,808.00
10/31/17              13,772.11            13,444.00             10,982.00
11/30/17              13,806.24            13,470.97             10,948.00
12/31/17              14,299.02            13,954.54             11,301.00
01/31/18              15,401.50            15,117.61             12,011.00
02/28/18              14,702.92            14,420.39             11,538.00
03/31/18              14,593.90            14,152.27             11,324.00
04/30/18              14,324.94            14,089.65             11,019.00
05/31/18              13,883.50            13,590.41             10,569.00

                                   [END CHART]

                       Data from 7/31/10 through 5/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Adviser Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Emerging Markets Funds Index and the MSCI Emerging Markets Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA EMERGING MARKETS FUND

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/18 o
                                (% of Net Assets)

Diversified Banks ...............................................................................  18.6%
Internet Software & Services ....................................................................   7.3%
Semiconductors ..................................................................................   6.1%
Technology Hardware, Storage, & Peripherals .....................................................   4.6%
Integrated Oil & Gas  ...........................................................................   4.3%
Wireless Telecommunication Services  ............................................................   4.1%
IT Consulting & Other Services  .................................................................   2.6%
Construction Materials ..........................................................................   2.3%
Construction & Engineering ......................................................................   1.9%
Auto Parts & Equipment ..........................................................................   1.9%

                      o TOP 10 EQUITY HOLDINGS - 5/31/18 o
                                (% of Net Assets)

Samsung Electronics Co. Ltd. ....................................................................   3.6%
Baidu, Inc. ADR .................................................................................   2.8%
Sberbank of Russia PJSC  ........................................................................   2.7%
Alibaba Group Holding Ltd. ADR ..................................................................   2.6%
SK Hynix, Inc.  .................................................................................   1.9%
China Construction Bank Corp. "H" ...............................................................   1.8%
Anhui Conch Cement Co. Ltd. "H" .................................................................   1.8%
YPF S.A. ADR  ...................................................................................   1.7%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR .................................................   1.7%
Techtronic Industries Co. Ltd. ..................................................................   1.6%

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                        o COUNTRY ALLOCATION - 5/31/18 o

                        [PIE CHART OF COUNTRY ALLOCATION]

CHINA                                                           25.4%
SOUTH KOREA                                                     13.0%
INDIA                                                           10.1%
TAIWAN                                                           8.8%
BRAZIL                                                           7.0%
RUSSIA                                                           6.4%
HONG KONG                                                        4.3%
INDONESIA                                                        3.4%
MEXICO                                                           3.3%
OTHER*                                                          18.2%

                                 [END PIE CHART]

*Includes countries with less than 3% of portfolio, money market instruments and short-term investment purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA EMERGING MARKETS FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

 FOREIGN TAXES                  FOREIGN SOURCE              QUALIFIED INTEREST
    PAID(1)                         INCOME                        INCOME
--------------------------------------------------------------------------------
  $2,720,000                      $26,465,000                    $178,000
--------------------------------------------------------------------------------

(1)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EMERGING MARKETS FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Emerging Markets Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
July 24, 2018

================================================================================

14  | USAA EMERGING MARKETS FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (95.8%)

              COMMON STOCKS (94.7%)
              CONSUMER DISCRETIONARY (11.5%)
              ------------------------------
              ADVERTISING (0.6%)
     43,619   Innocean Worldwide, Inc.                                                                  $    2,659
    750,765   ITE Group plc                                                                                  1,421
     38,816   Nasmedia Co. Ltd.                                                                              2,117
                                                                                                        ----------
                                                                                                             6,197
                                                                                                        ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (1.5%)
    315,984   Ashapura Intimates Fashion Ltd.                                                                2,271
 26,624,000   Bosideng International Holdings Ltd.                                                           2,987
  1,555,500   JNBY Design Ltd.(a),(b)                                                                        3,728
    739,200   Samsonite International S.A.(c)                                                                2,530
    333,000   Shenzhou International Group Holdings Ltd.                                                     3,898
                                                                                                        ----------
                                                                                                            15,414
                                                                                                        ----------
              AUTO PARTS & EQUIPMENT (1.9%)
    395,000   Global PMX Co. Ltd.                                                                            2,149
    246,958   Hota Industrial Manufacturing Co. Ltd.                                                         1,195
     53,070   Hyundai Mobis Co. Ltd.                                                                        10,733
  1,501,000   Nexteer Automotive Group Ltd.                                                                  2,476
    223,241   Sundram Fasteners Ltd.                                                                         2,111
                                                                                                        ----------
                                                                                                            18,664
                                                                                                        ----------
              AUTOMOBILE MANUFACTURERS (0.5%)
  2,712,000   Dongfeng Motor Group Co. Ltd. "H"                                                              3,095
     72,060   Kia Motors Corp.                                                                               2,082
                                                                                                        ----------
                                                                                                             5,177
                                                                                                        ----------
              AUTOMOTIVE RETAIL (0.9%)
  2,076,600   BerMaz Motor Sdn Berhad(d)                                                                     1,148
  1,136,000   China ZhengTong Auto Services Holdings Ltd.                                                      980
  1,146,400   Petrobras Distribuidora S.A.(e)                                                                5,588
    537,274   Vivo Energy plc(d),(f)                                                                         1,250
                                                                                                        ----------
                                                                                                             8,966
                                                                                                        ----------
              CASINOS & GAMING (0.2%)
    708,900   Genting Berhad                                                                                 1,566
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DEPARTMENT STORES (0.5%)
  1,208,500   Lifestyle International Holdings Ltd.                                                     $    3,806
     87,000   Poya International Co. Ltd.                                                                      923
                                                                                                        ----------
                                                                                                             4,729
                                                                                                        ----------
              DISTRIBUTORS (0.2%)
    112,011   Imperial Holdings Ltd.                                                                         1,796
                                                                                                        ----------
              EDUCATION SERVICES (0.5%)
  4,014,000   China Yuhua Education Corp. Ltd.(b),(f)                                                        2,942
    199,800   Estacio Participacoes S.A.(e)                                                                  1,343
    374,100   Kroton Educacional S.A.(e)                                                                     1,085
                                                                                                        ----------
                                                                                                             5,370
                                                                                                        ----------
              FOOTWEAR (0.3%)
   192,800    Arezzo Industria e Comercio S.A.(e)                                                            2,206
   332,000    Yue Yuen Industrial Holdings Ltd.                                                              1,026
                                                                                                        ----------
                                                                                                             3,232
                                                                                                        ----------
              HOME FURNISHINGS (0.2%)
     6,740    Hanssem Co. Ltd.                                                                                 707
   107,000    Nien Made Enterprise Co. Ltd.                                                                    848
                                                                                                        ----------
                                                                                                             1,555
                                                                                                        ----------
              HOME IMPROVEMENT RETAIL (0.1%)
 12,380,400   Ace Hardware Indonesia Tbk PT                                                                  1,114
                                                                                                        ----------
              HOMEBUILDING (0.0%)
  1,496,390   Urbi Desarrollos Urbanos S.A.B. de C.V.(d),(f)                                                   417
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.3%)
    186,500   CVC Brasil Operadora e Agencia de Viagens S.A.(e)                                              2,549
                                                                                                        ----------
              HOUSEHOLD APPLIANCES (1.6%)
  2,658,000   Techtronic Industries Co. Ltd.                                                                15,945
                                                                                                        ----------
              MOTORCYCLE MANUFACTURERS (0.6%)
    137,770   Bajaj Auto Ltd.                                                                                5,658
                                                                                                        ----------
              RESTAURANTS (0.9%)
    803,405   Alsea S.A.B. de C.V.                                                                           2,617
  1,152,400   International Meal Co. Alimentacao S.A. "A"(e)                                                 2,274
  6,366,300   Shakey's Pizza Asia Ventures, Inc.                                                             1,587
  1,274,000   Xiabuxiabu Catering Management China Holdings Co. Ltd.(b)                                      2,693
                                                                                                        ----------
                                                                                                             9,171
                                                                                                        ----------
              SPECIALTY STORES (0.4%)
  4,729,000   Beauty Community PCL NVDR                                                                      2,587
    341,000   Luk Fook Holdings International Ltd.                                                           1,554
                                                                                                        ----------
                                                                                                             4,141
                                                                                                        ----------

================================================================================

16  | USAA EMERGING MARKETS FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              TEXTILES (0.3%)
    219,000   Eclat Textile Co. Ltd.                                                                    $    2,675
  1,769,000   Weiqiao Textile Co. Ltd. "H"                                                                     857
                                                                                                        ----------
                                                                                                             3,532
                                                                                                        ----------
              Total Consumer Discretionary                                                                 115,193
                                                                                                        ----------
              CONSUMER STAPLES (3.1%)
              -----------------------
              BREWERS (0.5%)
  1,040,500   Ambev S.A.                                                                                     5,473
                                                                                                        ----------
              HOUSEHOLD PRODUCTS (0.4%)
  2,627,700   Kimberly-Clark de Mexico S.A.B. de C.V. "A"                                                    4,397
                                                                                                        ----------
              HYPERMARKETS & SUPER CENTERS (0.5%)
    218,225   Cia Brasileira de Distribuicao(e)                                                              4,615
                                                                                                        ----------
              PACKAGED FOODS & MEATS (0.6%)
     93,139   Adecoagro S.A.(d)                                                                                757
     19,121   Binggrae Co. Ltd.                                                                              1,084
  1,158,136   Marfrig Global Foods S.A.(d),(e)                                                               2,446
    867,000   Yihai International Holding Ltd.(b)                                                            1,601
                                                                                                        ----------
                                                                                                             5,888
                                                                                                        ----------
              PERSONAL PRODUCTS (0.2%)
    166,000   TCI Co. Ltd.                                                                                   2,177
                                                                                                        ----------
              SOFT DRINKS (0.2%)
      1,005   Lotte Chilsung Beverage Co. Ltd.                                                               1,476
                                                                                                        ----------
              TOBACCO (0.7%)
     78,545   KT&G Corp.                                                                                     6,995
                                                                                                        ----------
              Total Consumer Staples                                                                        31,021
                                                                                                        ----------
              ENERGY (6.5%)
              -------------
              COAL & CONSUMABLE FUELS (0.9%)
  3,183,000   China Shenhua Energy Co. Ltd. "H"                                                              8,319
    388,000   United Tractors Tbk PT                                                                           979
                                                                                                        ----------
                                                                                                             9,298
                                                                                                        ----------
              INTEGRATED OIL & GAS (3.7%)
    897,468   Gazprom PJSC ADR                                                                               4,076
    579,622   Gazprom PJSC ADR                                                                               2,631
     69,954   Gazprom PJSC(c)                                                                                  161
    156,835   LUKOIL PJSC ADR                                                                               10,455
    429,100   Petroleo Brasileiro S.A.(e)                                                                    2,182
    958,354   YPF S.A. ADR                                                                                  17,404
                                                                                                        ----------
                                                                                                            36,909
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              OIL & GAS EXPLORATION & PRODUCTION (0.7%)
  4,309,000   CNOOC Ltd.                                                                                $    7,252
                                                                                                        ----------
              OIL & GAS REFINING & MARKETING (1.2%)
    880,346   Reliance Industries Ltd.                                                                      12,006
                                                                                                        ----------
              Total Energy                                                                                  65,465
                                                                                                        ----------
              FINANCIALS (22.4%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
    597,393   Edelweiss Financial Services Ltd.                                                              2,882
                                                                                                        ----------
              CONSUMER FINANCE (0.3%)
  1,951,202   Gentera SAB de CV(b)                                                                           1,504
    658,224   Unifin Financiera, S.A.P.I. DE C.V., SOFOM, E.N.R.(b)                                          1,872
                                                                                                        ----------
                                                                                                             3,376
                                                                                                        ----------
              DIVERSIFIED BANKS (18.6%)
 16,102,000   Agricultural Bank of China Ltd. "H"                                                            8,335
    559,360   Akbank T.A.S.                                                                                    992
    365,299   Axis Bank Ltd. GDR                                                                            14,429
    799,060   Banco Bradesco S.A.                                                                            6,273
    673,723   Banco del Bajio S.A.(f)                                                                        1,272
    931,395   Banco do Brasil S.A.(e)                                                                        7,554
    224,076   Bancolombia S.A. ADR                                                                          10,393
    415,300   Bangkok Bank Public Co. Ltd. NVDR                                                              2,454
 16,389,390   Bank Mandiri (Persero) Tbk PT                                                                  8,316
 66,717,300   Bank Rakyat Indonesia (Persero) Tbk PT                                                        14,789
    107,871   Barclays Africa Group Ltd.                                                                     1,370
 18,057,000   China Construction Bank Corp. "H"                                                             18,234
    897,579   Commercial International Bank GDR                                                              4,201
    255,570   Grupo Aval Acciones y Valores S.A. ADR                                                         2,188
    390,965   Grupo Aval Acciones y Valores S.A. Preference Shares                                             168
  1,678,090   ICICI Bank Ltd. ADR                                                                           14,079
    910,860   Metropolitan Bank & Trust Co.                                                                  1,377
    164,532   OTP Bank Nyrt                                                                                  5,894
    248,434   RBL Bank Ltd.                                                                                  1,884
  7,761,005   Sberbank of Russia PJSC(c)                                                                    27,397
    186,479   Shinhan Financial Group Co. Ltd.                                                               7,568
    345,600   Siam Commercial Bank PCL(c)                                                                    1,437
    498,654   Standard Bank Group Ltd.                                                                       8,124
    170,136   TBC Bank Group plc                                                                             3,741
    703,900   Tisco Financial Group PCL                                                                      1,826
  4,324,910   Turkiye Garanti Bankasi A.S.                                                                   8,511

================================================================================

18  | USAA EMERGING MARKETS FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
  2,314,574   Turkiye Is Bankasi A/S                                                                    $    3,047
    606,293   Turkiye Vakiflar Bankasi TAO                                                                     732
                                                                                                        ----------
                                                                                                           186,585
                                                                                                        ----------
              FINANCIAL EXCHANGES & DATA (0.2%)
  1,002,900   Bursa Malaysia Berhad                                                                          1,905
                                                                                                        ----------
              INVESTMENT BANKING & BROKERAGE (0.2%)
  1,154,296   JM Financial Ltd.                                                                              2,344
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (1.7%)
    394,813   Hanwha Life Insurance Co. Ltd.                                                                 2,040
  1,590,500   Ping An Insurance Group Co. of China Ltd. "H"                                                 15,594
                                                                                                        ----------
                                                                                                            17,634
                                                                                                        ----------
              MULTI-SECTOR HOLDINGS (0.2%)
  3,554,000   First Pacific Co. Ltd.                                                                         1,794
                                                                                                        ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
    164,527   PSG Group Ltd.                                                                                 2,815
                                                                                                        ----------
              REINSURANCE (0.1%)
     69,198   Korean Reinsurance Co.                                                                           815
                                                                                                        ----------
              SPECIALIZED FINANCE (0.5%)
     53,137   Banco Latinoamericano de Comercio Exterior S.A.                                                1,415
    929,000   Chailease Holding Co. Ltd.                                                                     3,318
                                                                                                        ----------
                                                                                                             4,733
                                                                                                        ----------
              Total Financials                                                                             224,883
                                                                                                        ----------
              HEALTH CARE (2.7%)
              ------------------
              BIOTECHNOLOGY (0.8%)
    234,013   Biocon Ltd.                                                                                    2,317
      6,444   Hugel, Inc.(d)                                                                                 2,884
    285,167   ISU Abxis Co. Ltd.(d)                                                                          2,791
                                                                                                        ----------
                                                                                                             7,992
                                                                                                        ----------
              HEALTH CARE SERVICES (0.4%)
    210,700   Fleury S.A.(e)                                                                                 1,387
  2,608,500   Universal Medical Financial & Technical Advisory Services Co. Ltd.(b),(f)                      2,375
                                                                                                        ----------
                                                                                                             3,762
                                                                                                        ----------
              MANAGED HEALTH CARE (0.1%)
    114,000   Hapvida Participacoes e Investimentos S.A.(d)                                                    918
                                                                                                        ----------
              PHARMACEUTICALS (1.4%)
  1,673,000   China Animal Healthcare Ltd.(c),(d),(g),(h)                                                      111
  5,236,000   China Medical System Holdings Ltd.                                                            12,617

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
  1,726,000   Consun Pharmaceutical Group Ltd.                                                          $    1,939
                                                                                                        ----------
                                                                                                            14,667
                                                                                                        ----------
              Total Health Care                                                                             27,339
                                                                                                        ----------
              INDUSTRIALS (7.4%)
              ------------------
              AEROSPACE & DEFENSE (0.6%)
    193,952   Embraer S.A. ADR                                                                               4,667
     29,358   Korea Aerospace Industries Ltd.(d)                                                             1,198
                                                                                                        ----------
                                                                                                             5,865
                                                                                                        ----------
              AIR FREIGHT & LOGISTICS (1.1%)
  3,837,000   Sinotrans Ltd. "H"                                                                             2,177
    430,075   ZTO Express (Cayman), Inc. ADR(b)                                                              8,855
                                                                                                        ----------
                                                                                                            11,032
                                                                                                        ----------
              BUILDING PRODUCTS (0.5%)
    250,794   Asian Granito India Ltd.                                                                       1,576
    161,769   Rushil Decor Ltd.                                                                              1,658
  2,679,332   Sintex Plastics Technology Ltd.(d)                                                             2,027
                                                                                                        ----------
                                                                                                             5,261
                                                                                                        ----------
              CONSTRUCTION & ENGINEERING (1.9%)
 11,844,538   China State Construction International Holdings Ltd.                                          14,633
    693,553   Gayatri Highways Ltd.(c),(d),(g)                                                                  75
    807,915   Gayatri Projects Ltd.(d)                                                                       2,233
    430,082   KEC International Ltd.                                                                         2,266
                                                                                                        ----------
                                                                                                            19,207
                                                                                                        ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.4%)
     30,068   China Yuchai International Ltd.                                                                  693
    101,638   Doosan Bobcat, Inc.                                                                            3,197
                                                                                                        ----------
                                                                                                             3,890
                                                                                                        ----------
              DIVERSIFIED SUPPORT SERVICES (0.3%)
    814,000   Greentown Service Group Co. Ltd.                                                                 841
  2,188,200   JMT Network Services PCL NVDR                                                                  1,949
                                                                                                        ----------
                                                                                                             2,790
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
    112,921   Vitzrocell Co. Ltd.(c),(d),(g),(h)                                                             1,063
                                                                                                        ----------
              HIGHWAYS & RAILTRACKS (0.4%)
  1,498,600   CCR S.A.(e)                                                                                    4,142
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (0.8%)
    152,304   Bidvest Group Ltd                                                                              2,417
    365,680   Koc Holding A.S. ADR                                                                           5,639
                                                                                                        ----------
                                                                                                             8,056
                                                                                                        ----------

================================================================================

20  | USAA EMERGING MARKETS FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INDUSTRIAL MACHINERY (0.5%)
    292,940   Hiwin Technologies Corp.                                                                  $    4,155
    198,000   Sinmag Equipment Corp.                                                                         1,031
                                                                                                        ----------
                                                                                                             5,186
                                                                                                        ----------
              SECURITY & ALARM SERVICES (0.5%)
     52,777   S-1 Corp.                                                                                      4,328
                                                                                                        ----------
              TRADING COMPANIES & DISTRIBUTORS (0.3%)
  2,197,200   AKR Corporindo Tbk PT                                                                            778
    215,804   Barloworld Ltd.                                                                                2,255
    360,400   Mills Estruturas e Servicos de Engenharia S.A.(d),(e)                                            251
                                                                                                        ----------
                                                                                                             3,284
                                                                                                        ----------
              Total Industrials                                                                             74,104
                                                                                                        ----------
              INFORMATION TECHNOLOGY (27.3%)
              ------------------------------
              APPLICATION SOFTWARE (1.5%)
  4,392,000   Kingsoft Corp. Ltd.                                                                           13,859
    245,600   Linx S.A.(e)                                                                                   1,253
                                                                                                        ----------
                                                                                                            15,112
                                                                                                        ----------
              COMMUNICATIONS EQUIPMENT (0.5%)
    498,522   Sterlite Technologies Ltd.                                                                     2,434
    528,500   Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co. "H"(d),(f)                               2,176
                                                                                                        ----------
                                                                                                             4,610
                                                                                                        ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.7%)
    287,500   Cielo S.A.(e)                                                                                  1,307
  1,265,220   Cielo S.A. ADR(b)                                                                              5,738
                                                                                                        ----------
                                                                                                             7,045
                                                                                                        ----------
              ELECTRONIC COMPONENTS (1.6%)
     61,406   Largan Precision Co. Ltd.                                                                      8,403
    749,000   Sinbon Electronics Co. Ltd.                                                                    2,020
  1,187,000   Taiwan Union Technology Corp.                                                                  3,748
  6,390,000   Tongda Group Holdings Ltd.(b)                                                                  1,523
                                                                                                        ----------
                                                                                                            15,694
                                                                                                        ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
  2,014,000   China Railway Signal & Communication Corp. Ltd. "H"(f)                                         1,574
                                                                                                        ----------
              ELECTRONIC MANUFACTURING SERVICES (0.5%)
    856,615   Hon Hai Precision Industry Co. Ltd.                                                            4,900
                                                                                                        ----------
              HOME ENTERTAINMENT SOFTWARE (0.7%)
     23,259   NCSoft Corp.                                                                                   7,617
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INTERNET SOFTWARE & SERVICES (7.3%)
    131,940   Alibaba Group Holding Ltd. ADR(d)                                                         $   26,125
    115,761   Baidu, Inc. ADR(d)                                                                            28,079
    205,451   Mail.Ru Group Ltd. GDR(d)                                                                      5,827
     56,485   NetEase, Inc. ADR                                                                             12,897
                                                                                                        ----------
                                                                                                            72,928
                                                                                                        ----------
              IT CONSULTING & OTHER SERVICES (2.6%)
  4,430,000   Chinasoft International Ltd.(d)                                                                3,728
    463,433   HCL Technologies Ltd.                                                                          6,235
    131,740   Infosys Ltd.                                                                                   2,417
    231,067   Tata Consultancy Services Ltd.                                                                 5,988
    231,067   Tata Consultancy Services Ltd.(c)                                                              5,988
    164,620   Tech Mahindra Ltd.                                                                             1,730
                                                                                                        ----------
                                                                                                            26,086
                                                                                                        ----------
              SEMICONDUCTOR EQUIPMENT (0.6%)
     44,905   Koh Young Technology, Inc.                                                                     3,953
    315,000   SDI Corp.                                                                                        838
     31,257   Wonik IPS Co. Ltd                                                                                989
                                                                                                        ----------
                                                                                                             5,780
                                                                                                        ----------
              SEMICONDUCTORS (6.1%)
     56,000   ASPEED Technology, Inc.                                                                        1,684
  2,228,000   King Yuan Electronics Co. Ltd.                                                                 2,090
    691,000   MediaTek, Inc.                                                                                 7,184
    355,000   Rafael Microelectronics, Inc.                                                                  1,599
     97,000   Silergy Corp.                                                                                  2,221
    207,995   Silicon Motion Technology Corp. ADR                                                           10,115
    215,509   SK Hynix, Inc.                                                                                18,673
    448,200   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                               17,345
                                                                                                        ----------
                                                                                                            60,911
                                                                                                        ----------
              SYSTEMS SOFTWARE (0.5%)
     80,774   Douzone Bizon Co. Ltd.                                                                         3,282
     91,982   I Controls, Inc.                                                                               1,553
                                                                                                        ----------
                                                                                                             4,835
                                                                                                        ----------
              TECHNOLOGY DISTRIBUTORS (0.0%)
    278,215   DataTec Ltd.                                                                                     476
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (4.6%)
    250,000   Asustek Computer, Inc.                                                                         2,265
    667,000   Catcher Technology Co. Ltd.                                                                    7,758
    774,500   Samsung Electronics Co. Ltd.                                                                  36,428
                                                                                                        ----------
                                                                                                            46,451
                                                                                                        ----------
              Total Information Technology                                                                 274,019
                                                                                                        ----------

================================================================================

22  | USAA EMERGING MARKETS FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MATERIALS (4.7%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
    941,188   Soda Sanayii A.S                                                                          $    1,104
                                                                                                        ----------
              CONSTRUCTION MATERIALS (2.3%)
  2,973,000   Anhui Conch Cement Co. Ltd. "H"(b)                                                            18,233
    748,303   Cemex S.A.B. de C.V. ADR(d)                                                                    4,460
    294,705   Star Cement Ltd.(d)                                                                              593
                                                                                                        ----------
                                                                                                            23,286
                                                                                                        ----------
              COPPER (1.4%)
    889,124   First Quantum Minerals Ltd.                                                                   13,955
                                                                                                        ----------
              DIVERSIFIED METALS & MINING (0.3%)
  1,260,400   Grupo Mexico S.A.B. de C.V. "B"(b)                                                             3,133
                                                                                                        ----------
              FOREST PRODUCTS (0.2%)
    509,253   Century Plyboards (India) Ltd.                                                                 2,098
                                                                                                        ----------
              METAL & GLASS CONTAINERS (0.1%)
    220,880   Vitro S.A.B. de C.V. "A"                                                                         601
                                                                                                        ----------
              SPECIALTY CHEMICALS (0.2%)
    111,561   Aarti Industries Ltd.                                                                          2,088
                                                                                                        ----------
              STEEL (0.1%)
      4,315   POSCO                                                                                          1,359
                                                                                                        ----------
              Total Materials                                                                               47,624
                                                                                                        ----------
              REAL ESTATE (1.2%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.2%)
 20,753,000   Megaworld Corp.                                                                                1,920
                                                                                                        ----------
              REITs - DIVERSIFIED (0.2%)
  1,685,434   Fibra Uno Administracion S.A.                                                                  2,321
                                                                                                        ----------
              REITs - INDUSTRIAL (0.6%)
  2,806,815   Macquarie Mexico Real Estate Management S.A de C.V.(d)                                         2,885
  2,171,105   Pla Administradora Industria(d)                                                                3,074
                                                                                                        ----------
                                                                                                             5,959
                                                                                                        ----------
              REITs - RESIDENTIAL (0.2%)
  4,836,847   Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.                                                 2,212
                                                                                                        ----------
              Total Real Estate                                                                             12,412
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (5.6%)
              --------------------------------
              ALTERNATIVE CARRIERS (0.2%)
    823,400   TIME dotCom Berhad                                                                             1,552
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.3%)
     98,948   02 Czech Republic A.S.                                                                    $    1,254
     97,638   Hellenic Telecommunications Organization S.A.                                                  1,170
  2,168,500   HKBN Ltd.(b)                                                                                   2,997
    863,981   Magyar Telekom Telecommunications plc                                                          1,311
    239,300   Telekomunikasi Indonesia (Persero) Tbk PT ADR                                                  5,913
                                                                                                        ----------
                                                                                                            12,645
                                                                                                        ----------
              WIRELESS TELECOMMUNICATION SERVICES (4.1%)
    279,336   America Movil S.A.B. de C.V. ADR "L"                                                           4,333
    483,100   China Mobile Ltd.                                                                              4,312
    245,065   China Mobile Ltd. ADR                                                                         11,008
    103,364   Empresa Nacional de Telecomunicaciones S.A.                                                    1,128
  6,061,100   Jasmine Broadband Internet Infrastructure Fund(c)                                              1,952
    339,077   Megafon PJSC(c),(d)                                                                            2,600
    706,100   Mobile TeleSystems PJSC ADR                                                                    6,764
    405,856   Mobile TeleSystems PJSC(c)                                                                     1,841
     80,880   PLDT Inc. ADR                                                                                  1,954
    172,956   Sistema PJSC FC GDR                                                                              584
    484,000   Turkcell Iletisim Hizmetleri A.S. ADR                                                          3,233
 12,634,962   XL Axiata Tbk PT(d)                                                                            1,910
                                                                                                        ----------
                                                                                                            41,619
                                                                                                        ----------
              Total Telecommunication Services                                                              55,816
                                                                                                        ----------
              UTILITIES (2.3%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
     22,651   Cia Paranaense de Energia ADR                                                                    142
     46,400   Cia Paranaense de Energia(e)                                                                     247
    242,800   Cia Paranaense de Energia(e)                                                                   1,524
    175,889   Reliance Infrastructure Ltd.                                                                   1,134
     59,304   Reliance Infrastructure Ltd. GDR                                                               1,146
                                                                                                        ----------
                                                                                                             4,193
                                                                                                        ----------
              GAS UTILITIES (1.2%)
  2,892,000   China Gas Holdings Ltd.                                                                       12,002
                                                                                                        ----------
              RENEWABLE ELECTRICITY (0.1%)
    202,200   AES Tiete Energia S.A.(e)                                                                        540
                                                                                                        ----------
              WATER UTILITIES (0.6%)
 10,656,000   Beijing Enterprises Water Group Ltd.                                                           6,427
                                                                                                        ----------
              Total Utilities                                                                               23,162
                                                                                                        ----------
              Total Common Stocks (cost: $800,056)                                                         951,038
                                                                                                        ----------

================================================================================

24  | USAA EMERGING MARKETS FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS (1.0%)

              CONSUMER DISCRETIONARY (0.3%)
              ----------------------------
              AUTOMOBILE MANUFACTURERS (0.3%)
     33,855   Hyundai Motor Co.                                                                         $    2,808
                                                                                                        ----------
              ENERGY (0.6%)
              -------------
              INTEGRATED OIL & GAS (0.6%)
    357,219   Petroleo Brasileiro S.A.                                                                       3,644
  4,440,849   Surgutneftegas(c)                                                                              2,179
                                                                                                        ----------
              Total Energy                                                                                   5,823
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
     94,263   Telefonica Brasil S.A.                                                                         1,136
                                                                                                        ----------
              Total Preferred Stocks (cost: $9,720)                                                          9,767
                                                                                                        ----------

              WARRANTS (0.1%)

              CONSUMER DISCRETIONARY (0.1%)
              -----------------------------
              PUBLISHING (0.1%)
    565,880   China South Publishing & Media Group Co. Ltd.(c),(d) (cost: $1,124)                            1,236
                                                                                                        ----------
              Total Warrants (cost: $1,124)                                                                  1,236
                                                                                                        ----------
              Total Equity Securities (cost: $810,900)                                                     962,041
                                                                                                        ----------
              MONEY MARKET INSTRUMENTS (3.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.3%)
 33,249,818   State Street Institutional Treasury Money Market Fund Premier Class,
                1.66%(i) (cost: $33,250)                                                                    33,250
                                                                                                        ----------
              SHORT-TERM INVESTMENTS PURCHASED WITH
              CASH COLLATERAL FROM SECURITIES LOANED (0.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
     94,206   Federated Government Obligations Fund Institutional Class, 1.61%(i)                               94
    187,615   Fidelity Government Portfolio Class I, 1.64%(i)                                                  187
    862,659   Goldman Sachs Financial Square Government Fund
              Institutional Class, 1.65%(i)                                                                    863
  5,523,684   Morgan Stanley Institutional Liquidity Funds Government Portfolio
              Institutional Class, 1.66%(i)                                                                  5,524
    995,227   Western Asset Institutional Government Reserve
                Institutional Class, 1.64%(i)                                                                  995
                                                                                                        ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $7,663)                                                             7,663
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $851,813)                                                        $1,002,954
                                                                                                        ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                              LEVEL 1           LEVEL 2           LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                    $863,390           $86,474            $1,174         $  951,038
  Preferred Stocks                                    7,588             2,179                 -              9,767
  Warrants                                                -             1,236                 -              1,236

Money Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                                     33,250                 -                 -             33,250

Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury Money
    Market Funds                                      7,663                 -                 -              7,663
------------------------------------------------------------------------------------------------------------------
Total                                              $911,891           $89,889            $1,174         $1,002,954
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of June 1, 2017, through May 31, 2018, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                               TRANSFERS INTO            TRANSFERS INTO             TRANSFERS INTO
                                                     (OUT OF)                  (OUT OF)                   (OUT OF)
ASSETS ($ IN 000s)                                    LEVEL 1                   LEVEL 2                    LEVEL 3
------------------------------------------------------------------------------------------------------------------
Common Stocks(I)(II)(III)                            $(35,471)                  $35,471                   $      -
Common Stocks(IV)                                       1,267                         -                     (1,267)
Preferred Stocks(I)                                    (7,242)                    7,242                          -
------------------------------------------------------------------------------------------------------------------
Total                                                $(41,446)                  $42,713                   $ (1,267)
------------------------------------------------------------------------------------------------------------------

  (I) Transferred from Level 1 to Level 2 due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets.

 (II) Transferred from Level 1 to Level 2 as a result of an alternative exchange price.

(III) Transferred from Level 1 to Level 2 due to the lack of a quoted price.

 (IV) Transferred from Level 3 to Level 1 due to the availability of significant observable valuation inputs once the securities began actively trading.

================================================================================

26  | USAA EMERGING MARKETS FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    WARRANTS - Entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    NVDR Non-voting depositary receipts are receipts issued by Thai NVDR Company Limited.

    REITs Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

          of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933.

    (b) The security, or a portion thereof, was out on loan as of May 31, 2018.

    (c) Security was fair valued at May 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $48,570,000, which represented 4.8% of the Fund's net assets.

    (d) Non-income-producing security.

    (e) Securities with a value of $42,493,000, which represented 4.3% of the Fund's net assets, were classified as Level 2 at May 31, 2018, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (f) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (g) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at May 31, 2018, was $1,249,000, which represented 0.1% of the Fund's net assets.

================================================================================

28  | USAA EMERGING MARKETS FUND

================================================================================

    (h) Security was classified at Level 3.

    (i) Rate represents the money market fund annualized seven-day yield at May 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                        NOTES TO PORTFOLIO OF INVESTMENTS |   29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $19,274) (cost of $851,813)                                   $1,002,954
   Cash                                                                               123
   Cash denominated in foreign currencies (identified cost of $781)                   757
   Receivables:
      Capital shares sold                                                             405
      USAA Asset Management Company (Note 7)                                            2
      Dividends and interest                                                        4,024
      Securities sold                                                              10,971
      Other                                                                            20
                                                                               ----------
         Total assets                                                           1,019,256
                                                                               ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                              7,663
      Securities purchased                                                          5,214
      Capital shares redeemed                                                         730
   Unrealized depreciation on foreign currency contracts held, at value                28
   Accrued management fees                                                            846
   Accrued transfer agent's fees                                                       29
   Other accrued expenses and payables                                                974
                                                                               ----------
         Total liabilities                                                         15,484
                                                                               ----------
            Net assets applicable to capital shares outstanding                $1,003,772
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $  972,149
   Accumulated undistributed net investment income                                  2,668
   Accumulated net realized loss on investments                                  (121,342)
   Net unrealized appreciation of investments                                     151,141
   Net unrealized depreciation of foreign capital gains tax                          (723)
   Net unrealized depreciation of foreign currency translations                      (121)
                                                                               ----------
            Net assets applicable to capital shares outstanding                $1,003,772
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $402,401/21,363 capital shares
         outstanding, no par value)                                            $    18.84
                                                                               ==========
      Institutional Shares (net assets of $596,185/31,729
         capital shares outstanding, no par value)                             $    18.79
                                                                               ==========
      Adviser Shares (net assets of $5,186/276 capital shares
         outstanding, no par value)                                            $    18.76
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

30  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $2,610)                           $ 23,980
   Interest                                                                           377
   Securities lending (net)                                                           300
                                                                                 --------
      Total income                                                                 24,657
                                                                                 --------
EXPENSES
   Management fees                                                                 10,347
   Administration and servicing fees:
      Fund Shares                                                                     629
      Institutional Shares                                                            625
      Adviser Shares                                                                    8
   Transfer agent's fees:
      Fund Shares                                                                     952
      Institutional Shares                                                            625
   Distribution and service fees (Note 7):
      Adviser Shares                                                                   13
   Custody and accounting fees:
      Fund Shares                                                                     235
      Institutional Shares                                                            346
      Adviser Shares                                                                    3
   Postage:
      Fund Shares                                                                      44
      Institutional Shares                                                             43
   Shareholder reporting fees:
      Fund Shares                                                                      30
      Institutional Shares                                                             11
   Trustees' fees                                                                      34
   Registration fees:
      Fund Shares                                                                      30
      Institutional Shares                                                             30
      Adviser Shares                                                                   18
   Professional fees                                                                  164
   Other                                                                               24
                                                                                 --------
         Total expenses                                                            14,211

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

  Expenses paid indirectly:
     Fund Shares                                                                 $     (1)
     Institutional Shares                                                              (2)
  Expenses reimbursed:
     Adviser Shares                                                                    (5)
                                                                                 --------
        Net expenses                                                               14,203
                                                                                 --------
NET INVESTMENT INCOME                                                              10,454
                                                                                 --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments (net of foreign taxes withheld of $172)                          115,322
     Foreign currency transactions                                                   (406)
  Change in net unrealized appreciation/(depreciation) of:
     Investments                                                                  (50,544)
     Foreign capital gains tax                                                       (380)
     Foreign currency translations                                                   (143)
                                                                                 --------
        Net realized and unrealized gain                                           63,849
                                                                                 --------
  Increase in net assets resulting from operations                               $ 74,303
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

32  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

---------------------------------------------------------------------------------------------

                                                                      2018               2017
---------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $   10,454          $   6,270
   Net realized gain on investments                                115,322              6,040
   Net realized loss on foreign currency transactions                 (406)              (367)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                 (50,544)           197,727
       Foreign capital gains tax                                      (380)               389
       Foreign currency translations                                  (143)                33
                                                                -----------------------------
       Increase in net assets resulting from operations             74,303            210,092
                                                                -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                  (1,440)            (2,861)
       Institutional Shares                                         (3,191)            (6,709)
       Adviser Shares                                                  (10)               (32)
                                                                -----------------------------
          Distributions to shareholders                             (4,641)            (9,602)
                                                                -----------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                       2,256              1,438
   Institutional Shares                                            (32,591)          (147,397)
   Adviser Shares                                                      (17)                 7
                                                                -----------------------------
       Total net decrease in net assets from
          capital share transactions                               (30,352)          (145,952)
                                                                -----------------------------
   Net increase in net assets                                       39,310             54,538

NET ASSETS
   Beginning of year                                               964,462            909,924
                                                                -----------------------------
   End of year                                                  $1,003,772          $ 964,462
                                                                =============================
Accumulated undistributed (overdistribution of)
   net investment income:
   End of year                                                  $    2,668          $  (2,944)
                                                                =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Emerging Markets Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: Emerging Markets Fund Shares (Fund Shares), Emerging Markets Fund Institutional Shares (Institutional Shares), and Emerging Markets Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that

================================================================================

34  | USAA EMERGING MARKETS FUND

================================================================================

the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured notes, except as otherwise noted, traded primarily on a domestic securities

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

       exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the

================================================================================

36  | USAA EMERGING MARKETS FUND

================================================================================

       NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6. Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

       the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

38  | USAA EMERGING MARKETS FUND

================================================================================

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. For the year ended May 31, 2018, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares, and Adviser Shares by $1,000, $2,000, and less than $500, respectively.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed

================================================================================

40  | USAA EMERGING MARKETS FUND

================================================================================

    or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. Effective October 1, 2017, the Adviser Shares no longer charge redemption fees. For the year ended May 31, 2018, the Adviser Shares did not charge any redemption fees.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $8,000, which represents 1.3% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, foreign capital gain tax reclass, and passive foreign investment company adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $201,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                 2018                   2017
                                             -----------------------------------
Ordinary income*                             $4,641,000              $9,602,000

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                    $   4,282,000
Accumulated capital and other losses                               (109,781,000)
Unrealized appreciation of investments                              137,122,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

42  | USAA EMERGING MARKETS FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2018, the Fund utilized capital loss carryforwards of $112,363,000, to offset capital gains. At May 31, 2018, the Fund had net capital loss carryforwards of $109,781,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                             CAPITAL LOSS CARRYFORWARDS
                  ------------------------------------------------
                                    TAX CHARACTER
                  ------------------------------------------------
                  (NO EXPIRATION)                       BALANCE
                  ---------------                     ------------
                      Short-Term                      $ 62,927,000
                       Long-Term                      $ 46,854,000
                                                      ------------
                           Total                      $109,781,000
                                                      ============

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                  NET
                                             GROSS             GROSS           UNREALIZED
                                          UNREALIZED        UNREALIZED       APPRECIATION/
FUND                 TAX COST            APPRECIATION      DEPRECIATION     (DEPRECIATION)
------------------------------------------------------------------------------------------
USAA Emerging
  Markets Fund    $865,009,000          $205,566,000      $(67,622,000)      $137,944,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $589,999,000 and $618,615,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                     NON-CASH COLLATERAL              CASH COLLATERAL
----------------------------------------------------------------------------------
    $19,274,000                       $12,699,000                    $7,663,000

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal

================================================================================

44  | USAA EMERGING MARKETS FUND

================================================================================

entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                  YEAR ENDED                    YEAR ENDED
                                                 MAY 31, 2018                  MAY 31, 2017
-------------------------------------------------------------------------------------------------
                                            SHARES         AMOUNT         SHARES          AMOUNT
                                            -----------------------------------------------------
FUND SHARES:
Shares sold                                  4,265       $  83,918         4,525        $  72,724
Shares issued from reinvested
  dividends                                     73           1,422           183            2,824
Shares redeemed                             (4,233)        (83,084)       (4,652)         (74,110)
                                            -----------------------------------------------------
Net increase from capital
  share transactions                           105       $   2,256            56        $   1,438
                                            =====================================================
INSTITUTIONAL SHARES:
Shares sold                                  6,010       $ 117,069         4,745        $  75,415
Shares issued from reinvested
  dividends                                    156           3,034           415            6,398
Shares redeemed                             (7,789)       (152,694)      (14,298)        (229,210)
                                            -----------------------------------------------------
Net decrease from capital
  share transactions                        (1,623)      $ (32,591)       (9,138)       $(147,397)
                                            =====================================================
ADVISER SHARES:
Shares sold                                      1       $      28             1        $      26
Shares issued from reinvested
  dividends                                      -*              -*            -*               -*
Shares redeemed                                 (2)            (45)           (1)             (19)
                                            -----------------------------------------------------
Net increase (decrease) from
  capital share transactions                    (1)      $     (17)            -*       $       7
                                            =====================================================

*Represents less than 500 shares or $500.

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Emerging Markets Funds Index. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
     ------------------------------------------------------------------
     +/- 100 to 400                              +/- 4
     +/- 401 to 700                              +/- 5
     +/- 701 and greater                         +/- 6

     (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class

================================================================================

46  | USAA EMERGING MARKETS FUND

================================================================================

outperforms the Lipper Emerging Markets Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended May 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $10,347,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(67,000), $(81,000), and $(1,000), respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were (0.02)%, (0.01)%, and (0.02)%, respectively.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Brandes Investment Partners, L.P. (Brandes), Lazard Asset Management LLC (Lazard), and Victory Capital Management Inc. (Victory Capital), under which Brandes, Lazard, and Victory Capital each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays Brandes a subadvisory fee in the annual amount of 0.75% for assets up to $300 million; 0.70% for assets over $300 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Brandes manages. For the year ended May 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Brandes, of $1,152,000.

The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.75% for assets up to $200 million; 0.70% for assets over $200 million up to $400 million; 0.65% for assets over $400 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Lazard manages. For the year ended May 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Lazard, of $4,922,000.

The Manager (not the Fund) pays Victory Capital a subadvisory fee in the annual amount of 0.85% for assets up to $50 million; 0.75% for assets over $50 million up to $150 million; and 0.70% for assets over $150 million on the portion of the Fund's average net assets that Victory Capital manages. For the year ended May 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Victory Capital, of $1,356,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $629,000, $625,000, and $8,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2018, the Fund reimbursed the Manager $14,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2018, to limit the total annual operating expenses of the Adviser Shares to 1.75% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to October 1, 2017, the Adviser Shares' expense limitation was 1.65% of its average net assets. For the year ended May 31, 2018, the Adviser Shares incurred reimbursable expenses of $5,000, of which $2,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus

================================================================================

48  | USAA EMERGING MARKETS FUND

================================================================================

out-of-pocket expenses. For the year ended May 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $952,000, $625,000, and less than $500, respectively.

DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $13,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                  OWNERSHIP %
---------------------------------------------------------------------------------
Cornerstone Conservative                                                  0.3
Cornerstone Equity                                                        1.1
Target Retirement Income                                                  0.2
Target Retirement 2020                                                    0.5
Target Retirement 2030                                                    1.7
Target Retirement 2040                                                    2.3
Target Retirement 2050                                                    1.4
Target Retirement 2060                                                    0.2

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2018, USAA and its affiliates owned 271,000 Adviser Shares, which represents 98.2% of the Adviser Shares outstanding and 0.5% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFS, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has

================================================================================

50  | USAA EMERGING MARKETS FUND

================================================================================

been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                                  ----------------------------------------------------------------------
                                      2018            2017           2016            2015           2014
                                  ----------------------------------------------------------------------
Net asset value at
  beginning of period             $  17.60        $  14.24       $  16.46        $  18.14       $  17.44
                                  ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .16             .07            .11(a)          .08            .14
  Net realized and
    unrealized gain (loss)            1.15            3.43          (2.22)(a)       (1.52)           .65
                                  ----------------------------------------------------------------------
Total from investment
  operations                          1.31            3.50          (2.11)(a)       (1.44)           .79
                                  ----------------------------------------------------------------------
Less distributions from:
  Net investment income               (.07)           (.14)          (.11)           (.24)          (.09)
                                  ----------------------------------------------------------------------
Net asset value at end
  of period                       $  18.84        $  17.60       $  14.24        $  16.46       $  18.14
                                  ======================================================================
Total return (%)*                     7.41           24.70         (12.77)          (7.84)          4.56
Net assets at end of
  period (000)                    $402,401        $374,130       $302,012        $500,510       $503,052
Ratios to average net assets:**
  Expenses (%)(b),(c)                 1.46            1.51           1.58            1.50           1.50
  Net investment income (%)            .86             .50            .73             .71            .83
Portfolio turnover (%)                  59              45             47              46             48

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $419,056,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Does not include acquired fund fees, if any.

================================================================================

52  | USAA EMERGING MARKETS FUND

================================================================================

INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                                  ----------------------------------------------------------------------
                                      2018            2017           2016            2015           2014
                                  ----------------------------------------------------------------------
Net asset value at
  beginning of period             $  17.55        $  14.21       $  16.42        $  18.10       $  17.41
                                  ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .20             .12(a)         .18             .13            .18
  Net realized and
    unrealized gain (loss)            1.14            3.40(a)       (2.25)          (1.53)           .65
                                  ----------------------------------------------------------------------
Total from investment
  operations                          1.34            3.52(a)       (2.07)          (1.40)           .83
                                  ----------------------------------------------------------------------
Less distributions from:
  Net investment income               (.10)           (.18)          (.14)           (.28)          (.14)
                                  ----------------------------------------------------------------------
Net asset value at end
  of period                       $  18.79        $  17.55       $  14.21        $  16.42       $  18.10
                                  ======================================================================
Total return (%)*                     7.62           24.93         (12.53)          (7.64)          4.82
Net assets at end of
  period (000)                    $596,185        $585,468       $603,981        $637,007       $730,863
Ratios to average
  net assets:**
  Expenses (%)(b),(c)                 1.28            1.29           1.30            1.27           1.29
  Net investment income (%)           1.09             .75           1.11             .93           1.03
Portfolio turnover (%)                  59              45             47              46             48

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $625,339,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  53

================================================================================

ADVISER SHARES

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED MAY 31,
                                     -------------------------------------------------------------------
                                       2018            2017            2016           2015          2014
                                     -------------------------------------------------------------------
Net asset value at
  beginning of period                $17.55          $14.20         $ 16.40         $18.08        $17.35
                                     -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .12             .05             .09            .05           .09
  Net realized and
    unrealized gain (loss)             1.13            3.42           (2.21)         (1.53)          .66
                                     -------------------------------------------------------------------
Total from investment operations       1.25            3.47           (2.12)         (1.48)          .75
                                     -------------------------------------------------------------------
Less distributions from:
  Net investment income                (.04)           (.12)           (.08)          (.20)         (.02)
                                     -------------------------------------------------------------------
Redemption fees added to
  beneficial interests                   -                -               -            .00(a)          -
                                     -------------------------------------------------------------------
Net asset value at end of period     $18.76          $17.55         $ 14.20         $16.40        $18.08
                                     ===================================================================
Total return (%)*                      7.09           24.53          (12.93)         (8.09)         4.34
Net assets at end of period (000)    $5,186          $4,864         $ 3,931         $4,560        $4,988
Ratios to average net assets:**
  Expenses (%)(b),(f)                  1.72(e)         1.66(d)         1.75           1.79(c)       1.77
  Expenses, excluding
    reimbursements (%)(b),(f)          1.81            1.87            1.92           1.95          1.77
  Net investment income (%)             .61             .35             .60            .41           .57
Portfolio turnover (%)                   59              45              47             46            48

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $5,395,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Prior to October 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 2.00% of the Advisers Shares' average net assets.
(d) Prior to October 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.75% of the Advisers Shares' average net assets.
(e) Prior to October 1, 2017, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Advisers Shares' average net assets.
(f) Does not include acquired fund fees, if any.

================================================================================

54  | USAA EMERGING MARKETS FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                           EXPENSES PAID
                                            BEGINNING                ENDING                DURING PERIOD*
                                         ACCOUNT VALUE            ACCOUNT VALUE          DECEMBER 1, 2017 -
                                        DECEMBER 1, 2017           MAY 31, 2018             MAY 31, 2018
                                        --------------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00               $  967.00                   $7.11

Hypothetical
  (5% return before expenses)                1,000.00                1,017.70                    7.29

INSTITUTIONAL SHARES
Actual                                       1,000.00                  967.60                    6.18

Hypothetical
  (5% return before expenses)                1,000.00                1,018.65                    6.34

ADVISER SHARES
Actual                                       1,000.00                  965.30                    8.57

Hypothetical
  (5% return before expenses)                1,000.00                1,016.21                    8.80

*Expenses are equal to the annualized expense ratio of 1.45% for Fund Shares, 1.26% for Institutional Shares, and 1.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (3.30)% for Fund Shares, (3.24)% for Institutional Shares, and (3.47)% for Adviser Shares for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

56  | USAA EMERGING MARKETS FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements (each, a Subadvisory Agreement and together, the Subadvisory Agreements) between the Manager and each of Lazard Asset Management LLC, Victory Capital Management Inc., and Brandes Investment Partners, L.P. (each, a Subadviser and together, the Subadvisers) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

with Independent Counsel at which no representatives of management were present. The Board considered the Advisory Agreement and the Subadvisory Agreements separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other

================================================================================

58  | USAA EMERGING MARKETS FUND

================================================================================

agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of senior and investment personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under each Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated

================================================================================

60  | USAA EMERGING MARKETS FUND

================================================================================

that, among other data, the Fund's performance was below the average of its performance universe for the one-, five- and ten-year periods ended December 31, 2017, and above the average of its performance universe for the three-year period ended December 31, 2017, and was below its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the three-year period ended December 31, 2017, and was in the bottom 50% of its performance universe for the one-, five-, and ten-year periods ended December 31, 2017. The Board also took into account management's discussion of the Fund's performance, as well as management's continued monitoring of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fees.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various

================================================================================

62  | USAA EMERGING MARKETS FUND

================================================================================

factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2017, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

64  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

66  | USAA EMERGING MARKETS FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

68  | USAA EMERGING MARKETS FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment
      Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

70  | USAA EMERGING MARKETS FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company
      Act of 1940.

================================================================================

72  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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25558-0718                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA GOVERNMENT SECURITIES FUND]

 ==============================================================

        ANNUAL REPORT
        USAA GOVERNMENT SECURITIES FUND
        FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES MAY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

--------------------------------------------------------------------------------

JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

================================================================================

================================================================================

in the European Union. Fears about the future of the European Union drove a "flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

   Distributions to Shareholders                                              18

   Report of Independent Registered
     Public Accounting Firm                                                   19

   Portfolio of Investments                                                   20

   Notes to Portfolio of Investments                                          28

   Financial Statements                                                       31

   Notes to Financial Statements                                              35

   Financial Highlights                                                       52

EXPENSE EXAMPLE                                                               56

ADVISORY AGREEMENT(S)                                                         58

TRUSTEES' AND OFFICERS' INFORMATION                                           63

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

          [PHOTO OF DONNA J. BAGGERLY]           [PHOTO OF R. NEAL GRAVES]

          DONNA J. BAGGERLY, CFA                 R. NEAL GRAVES, CFA, CPA
          USAA Asset                             USAA Asset
          Management Company                     Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The U.S. Treasury yield curve flattened during the reporting period ended May 31, 2018, as shorter-term yields rose more than longer-term yields. The two-year U.S. Treasury yield climbed approximately 116 basis points to end the reporting period at 2.43%, while the 10-year U.S. Treasury yield increased approximately 65 basis points to close the reporting period at 2.86%. (A basis point is 1/100th of a percent.) Shorter-term yields increased as the Federal Reserve (Fed) continued to tighten monetary policy in response to strong U.S. economic growth. Fed policymakers raised the federal funds target rate a total of three times during the reporting period. Longer-term yields, which are driven by market sentiment, rose more modestly as investors reacted to shifting inflationary trends. At different times during the reporting period, inflation was both above and below the Fed's 2% target, raising doubts about the pace of Fed interest rate increases.

    Among notable events during the reporting period, the Fed began reducing its balance sheet in October 2017 by decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities. In November 2017, President Donald Trump nominated Fed governor Jerome Powell to succeed Janet Yellen as chair of the central bank. During confirmation hearings, Powell said he was likely to continue the Fed's monetary policy course. In December 2017, Congress passed sweeping tax legislation that cut taxes for individuals and businesses. The law, which took effect in January 2018, preserved the deductibility of mortgage interest payments, but reduced the threshold

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    from $1 million of mortgage debt to $750,000 on purchases made after December 15, 2017.

    Residential mortgage interest rates, which have historically been tied to the 10-year U.S. Treasury yield, increased. The interest rate on a 15-year residential mortgage rose from 3.19% to 4.06%. The interest rate on a 30-year residential mortgage moved up from 3.95% to 4.56%. Although residential mortgage interest rates rose, housing demand remained strong. Homebuyers were incentivized to purchase houses before interest rates climbed further. Supply was also inadequate to meet demand, as homebuilders had decreased new construction during the Great Recession and had only recently started to increase it. In the mortgage-backed securities market, extension risk increased as residential mortgage interest rates rose. Extension risk is the risk that mortgage prepayments will decelerate, causing the average life of a mortgage to lengthen--or, extend--and become more sensitive to upward interest rate movement. In this environment, mortgage-backed securities generally outperformed U.S. Treasury securities, largely because of their comparatively higher coupon income.

o HOW DID THE USAA GOVERNMENT SECURITIES FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended May 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares had total returns of -1.09%, -1.01%, -1.36% and -0.87, respectively. This compares to a total return of -0.67% for the Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index (the Index), and -1.13% for the Lipper Intermediate U.S. Government Funds Index.

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

    The Fund was positioned to perform well in a rising interest rate environment. During the reporting period, as shorter-duration securities performed better than longer-duration securities, the portfolio was held back by its investments in long-duration commercial mortgage-backed securities (CMBS). It benefited from holdings of seasoned higher-coupon shorter-term Ginnie Mae mortgage-backed securities and 15-year residential mortgage-backed securities. An allocation to floating-rate asset backed securities also added to performance, as did the Fund's underweight position relative to the Index in U.S. Treasury securities.

    We continued to diversify the Fund's investments during the reporting period. In addition to purchases of CMBS, through which we sought to decrease the portfolio's exposure to prepayment risk and extension risk, we increased investments in U.S. Treasuries to add liquidity and diversification to the Fund.

    Thank you for allowing us to help you manage your investments.

    While the value of the USAA Government Securities Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares are not guaranteed by the U.S. government, the Fund endeavors to maintain low-to-moderate fluctuation of share price.

    Shares of the USAA Government Securities Fund are not individually backed by the full faith and credit of the U.S. government. o Mortgage-backed securities have prepayment, extension, credit, and interest rate risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

    Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA GOVERNMENT SECURITIES FUND SHARES (FUND SHARES)
(Ticker Symbol: USGNX)

--------------------------------------------------------------------------------
                                                5/31/18              5/31/17
--------------------------------------------------------------------------------
Net Assets                                   $333.5 Million      $390.9 Million
Net Asset Value Per Share                        $9.55               $9.86

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                        10 YEARS
    -1.09%                            1.25%                           2.89%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 5/31/18           EXPENSE RATIO AS OF 5/31/17**
--------------------------------------------------------------------------------
               2.75%                                      0.48%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA GOVERNMENT SECURITIES FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MAY 31, 2018

--------------------------------------------------------------------------------
            TOTAL RETURN       =     DIVIDEND RETURN       +      PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS        2.89%          =         2.98%             +        -0.09%
5 YEARS         1.25%          =         2.32%             +        -1.07%
1 YEAR         -1.09%          =         2.05%             +        -3.14%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE 10-YEAR PERIOD ENDED MAY 31, 2018

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                 TOTAL RETURN           DIVIDEND RETURN        CHANGE IN SHARE PRICE
5/31/2009             8.05%                  4.63%                      3.42%
5/31/2010             6.15%                  3.94%                      2.21%
5/31/2011             4.93%                  3.85%                      1.08%
5/31/2012             4.24%                  3.27%                      0.97%
5/31/2013            -0.36%                  2.72%                     -3.08%
5/31/2014             2.20%                  2.80%                     -0.60%
5/31/2015             2.78%                  2.58%                      0.20%
5/31/2016             1.80%                  2.20%                     -0.40%
5/31/2017             0.62%                  2.02%                     -1.40%
5/31/2018            -1.09%                  2.05%                     -3.14%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o 12-MONTH DIVIDEND YIELD COMPARISON o

                   [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                                    LIPPER INTERMEDIATE
                                   USAA GOVERNMENT                    U.S. GOVERNMENT
                                   SECURITIES FUND                      FUNDS INDEX
                                       SHARES                             AVERAGE
5/31/2009                               4.29%                               3.69%
5/31/2010                               3.74%                               2.92%
5/31/2011                               3.72%                               2.43%
5/31/2012                               3.19%                               1.99%
5/31/2013                               2.84%                               1.70%
5/31/2014                               2.76%                               1.56%
5/31/2015                               2.54%                               1.31%
5/31/2016                               2.17%                               1.40%
5/31/2017                               2.04%                               1.56%
5/31/2018                               2.13%                               1.72%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 5/31/09 through 5/31/18.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

6  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                BLOOMBERG
                                                              BARCLAYS U.S.
                                 LIPPER                    AGGREGATE GOVERNMENT
                              INTERMEDIATE                     INTERMEDIATE &                  USAA GOVERNMENT
                             U.S. GOVERNMENT                  MORTGAGE-BACKED                    SECURITIES
                              FUNDS INDEX                    SECURITIES INDEX                    FUND SHARES
05/31/08                       $10,000.00                       $10,000.00                       $10,000.00
06/30/08                        10,027.58                        10,012.32                        10,006.00
07/31/08                        10,013.54                        10,025.62                        10,002.00
08/31/08                        10,102.26                        10,131.20                        10,094.00
09/30/08                        10,095.15                        10,196.55                        10,159.00
10/31/08                         9,989.77                        10,135.11                        10,032.00
11/30/08                        10,378.27                        10,512.39                        10,364.00
12/31/08                        10,674.39                        10,714.05                        10,531.00
01/31/09                        10,555.67                        10,668.77                        10,537.00
02/28/09                        10,675.60                        10,695.97                        10,607.00
03/31/09                        10,750.23                        10,845.94                        10,762.00
04/30/09                        10,661.07                        10,828.52                        10,778.00
05/31/09                        10,743.19                        10,824.24                        10,803.00
06/30/09                        10,656.59                        10,818.50                        10,807.00
07/31/09                        10,706.55                        10,888.48                        10,911.00
08/31/09                        10,970.38                        10,959.60                        10,987.00
09/30/09                        11,028.17                        11,035.63                        11,043.00
10/31/09                        11,119.84                        11,090.14                        11,111.00
11/30/09                        11,220.49                        11,229.35                        11,225.00
12/31/09                        11,021.03                        11,049.09                        11,107.00
01/31/10                        11,200.99                        11,194.56                        11,226.00
02/28/10                        11,221.64                        11,227.54                        11,248.00
03/31/10                        11,226.45                        11,197.07                        11,259.00
04/30/10                        11,356.49                        11,270.54                        11,331.00
05/31/10                        11,473.20                        11,400.47                        11,467.00
06/30/10                        11,660.93                        11,539.81                        11,571.00
07/31/10                        11,763.02                        11,632.16                        11,677.00
08/31/10                        11,942.83                        11,706.25                        11,679.00
09/30/10                        11,965.37                        11,701.00                        11,647.00
10/31/10                        12,001.87                        11,778.32                        11,762.00
11/30/10                        11,924.76                        11,732.04                        11,752.00
12/31/10                        11,740.59                        11,618.72                        11,709.00
01/31/11                        11,746.07                        11,638.94                        11,719.00
02/28/11                        11,747.43                        11,639.08                        11,756.00
03/31/11                        11,753.93                        11,652.20                        11,769.00
04/30/11                        11,889.50                        11,773.43                        11,899.00
05/31/11                        12,054.04                        11,904.56                        12,028.00
06/30/11                        12,023.24                        11,905.89                        12,040.00
07/31/11                        12,209.94                        12,038.64                        12,133.00
08/31/11                        12,454.99                        12,211.12                        12,274.00
09/30/11                        12,571.61                        12,237.10                        12,274.00
10/31/11                        12,526.68                        12,225.95                        12,293.00
11/30/11                        12,560.64                        12,257.53                        12,338.00
12/31/11                        12,673.82                        12,332.52                        12,407.00
01/31/12                        12,761.24                        12,389.60                        12,424.00
02/29/12                        12,716.68                        12,367.21                        12,420.00
03/31/12                        12,641.73                        12,340.71                        12,439.00
04/30/12                        12,796.89                        12,437.63                        12,505.00
05/31/12                        12,941.65                        12,500.42                        12,538.00
06/30/12                        12,922.65                        12,498.43                        12,546.00
07/31/12                        13,047.28                        12,584.52                        12,636.00
08/31/12                        13,060.77                        12,594.22                        12,646.00
09/30/12                        13,063.33                        12,605.20                        12,672.00
10/31/12                        13,048.37                        12,584.73                        12,641.00
11/30/12                        13,090.72                        12,600.09                        12,647.00
12/31/12                        13,051.55                        12,595.53                        12,650.00
01/31/13                        12,973.77                        12,540.79                        12,602.00
02/28/13                        13,036.04                        12,588.22                        12,643.00
03/31/13                        13,041.61                        12,602.88                        12,647.00
04/30/13                        13,126.93                        12,663.48                        12,688.00
05/31/13                        12,919.18                        12,506.03                        12,495.00
06/30/13                        12,736.47                        12,396.75                        12,385.00
07/31/13                        12,730.36                        12,399.71                        12,339.00
08/31/13                        12,661.80                        12,353.27                        12,321.00
09/30/13                        12,776.77                        12,481.26                        12,435.00
10/31/13                        12,841.17                        12,545.22                        12,502.00
11/30/13                        12,812.25                        12,507.03                        12,494.00
12/31/13                        12,710.88                        12,429.11                        12,435.00
01/31/14                        12,878.45                        12,573.31                        12,592.00
02/28/14                        12,913.74                        12,607.28                        12,646.00
03/31/14                        12,876.81                        12,561.94                        12,597.00
04/30/14                        12,950.52                        12,639.71                        12,676.00
05/31/14                        13,049.29                        12,754.72                        12,770.00
06/30/14                        13,050.54                        12,761.34                        12,784.00
07/31/14                        13,020.14                        12,709.32                        12,735.00
08/31/14                        13,108.28                        12,806.09                        12,840.00
09/30/14                        13,065.20                        12,773.03                        12,816.00
10/31/14                        13,150.20                        12,878.23                        12,899.00
11/30/14                        13,230.91                        12,952.04                        12,963.00
12/31/14                        13,229.46                        12,943.01                        12,952.00
01/31/15                        13,478.24                        13,104.97                        13,082.00
02/28/15                        13,341.23                        13,033.93                        13,057.00
03/31/15                        13,412.35                        13,093.36                        13,123.00
04/30/15                        13,387.59                        13,089.37                        13,110.00
05/31/15                        13,363.21                        13,091.64                        13,123.00
06/30/15                        13,266.04                        13,018.53                        13,059.00
07/31/15                        13,351.43                        13,084.33                        13,086.00
08/31/15                        13,344.97                        13,093.28                        13,083.00
09/30/15                        13,439.45                        13,181.30                        13,160.00
10/31/15                        13,410.39                        13,162.46                        13,132.00
11/30/15                        13,371.42                        13,130.77                        13,102.00
12/31/15                        13,336.50                        13,115.29                        13,074.00
01/31/16                        13,562.83                        13,306.00                        13,227.00
02/29/16                        13,643.14                        13,364.39                        13,303.00
03/31/16                        13,687.80                        13,396.20                        13,327.00
04/30/16                        13,685.24                        13,404.11                        13,350.00
05/31/16                        13,675.86                        13,401.70                        13,359.00
06/30/16                        13,896.58                        13,554.33                        13,489.00
07/31/16                        13,923.54                        13,569.77                        13,510.00
08/31/16                        13,869.43                        13,543.90                        13,493.00
09/30/16                        13,897.27                        13,573.55                        13,530.00
10/31/16                        13,807.32                        13,522.10                        13,470.00
11/30/16                        13,517.26                        13,292.83                        13,264.00
12/31/16                        13,497.45                        13,290.80                        13,235.00
01/31/17                        13,529.09                        13,302.92                        13,256.00
02/28/17                        13,581.56                        13,353.04                        13,292.00
03/31/17                        13,583.71                        13,358.38                        13,289.00
04/30/17                        13,666.58                        13,436.35                        13,365.00
05/31/17                        13,740.01                        13,503.41                        13,443.00
06/30/17                        13,705.16                        13,459.34                        13,399.00
07/31/17                        13,746.70                        13,510.55                        13,448.00
08/31/17                        13,855.42                        13,600.44                        13,526.00
09/30/17                        13,762.86                        13,544.02                        13,453.00
10/31/17                        13,750.44                        13,532.91                        13,449.00
11/30/17                        13,716.75                        13,501.74                        13,403.00
12/31/17                        13,735.45                        13,524.11                        13,413.00
01/31/18                        13,577.85                        13,381.47                        13,283.00
02/28/18                        13,499.51                        13,319.61                        13,223.00
03/31/18                        13,576.72                        13,396.26                        13,290.00
04/30/18                        13,489.57                        13,323.92                        13,215.00
05/31/18                        13,584.42                        13,413.22                        13,296.00

                                   [END CHART]

                       Data from 5/31/08 through 5/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Shares to the following benchmarks:

o The unmanaged Lipper Intermediate U.S. Government Funds Index is considered representative of intermediate U.S. government funds.

o The unmanaged Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index consists of intermediate U.S. Treasury and Agency unsecured notes and securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA GOVERNMENT SECURITIES FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIGSX)

--------------------------------------------------------------------------------
                                                5/31/18              5/31/17
--------------------------------------------------------------------------------
Net Assets (in Millions)                    $251.3 Million        $133.6 Million
Net Asset Value Per Share                       $9.55                 $9.86

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 8/07/15
    -1.01%                                                    0.73%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 5/31/18            EXPENSE RATIO AS OF 5/31/17**
--------------------------------------------------------------------------------
                 2.67%                                     0.40%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                      o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                      USAA                                LIPPER
                                   GOVERNMENT                          INTERMEDIATE
                                 SECURITIES FUND                      U.S. GOVERNMENT
                                  INSTITUTIONAL                         FUNDS INDEX
                                    SHARES                                AVERAGE
5/31/2017                            2.13%                                 1.56%
5/31/2018                            2.22%                                 1.72%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 5/31/17 through 5/31/18.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                         BLOOMBERG BARCLAYS
                          U.S. AGGREGATE                     USAA
                            GOVERNMENT                    GOVERNMENT                     LIPPER
                          INTERMEDIATE &                SECURITIES FUND               INTERMEDIATE
                         MORTGAGE-BACKED                 INSTITUTIONAL               U.S. GOVERNMENT
                         SECURITIES INDEX                   SHARES                     FUNDS INDEX
07/31/15                    $10,000.00                    $10,000.00                   $10,000.00
08/31/15                     10,006.84                     10,024.00                     9,995.16
09/30/15                     10,074.12                     10,083.00                    10,065.92
10/31/15                     10,059.71                     10,062.00                    10,044.16
11/30/15                     10,035.49                     10,049.00                    10,014.97
12/31/15                     10,023.66                     10,019.00                     9,988.81
01/31/16                     10,169.42                     10,146.00                    10,158.33
02/29/16                     10,214.05                     10,195.00                    10,218.49
03/31/16                     10,238.35                     10,224.00                    10,251.94
04/30/16                     10,244.40                     10,232.00                    10,250.02
05/31/16                     10,242.56                     10,239.00                    10,242.99
06/30/16                     10,359.21                     10,349.00                    10,408.31
07/31/16                     10,371.01                     10,367.00                    10,428.50
08/31/16                     10,351.24                     10,343.00                    10,387.97
09/30/16                     10,373.90                     10,373.00                    10,408.82
10/31/16                     10,334.58                     10,327.00                    10,341.45
11/30/16                     10,159.35                     10,169.00                    10,124.20
12/31/16                     10,157.80                     10,148.00                    10,109.36
01/31/17                     10,167.06                     10,165.00                    10,133.07
02/28/17                     10,205.37                     10,193.00                    10,172.37
03/31/17                     10,209.45                     10,192.00                    10,173.98
04/30/17                     10,269.04                     10,251.00                    10,236.04
05/31/17                     10,320.29                     10,312.00                    10,291.03
06/30/17                     10,286.61                     10,279.00                    10,264.94
07/31/17                     10,325.75                     10,318.00                    10,296.05
08/31/17                     10,394.45                     10,378.00                    10,377.48
09/30/17                     10,351.33                     10,323.00                    10,308.16
10/31/17                     10,342.84                     10,321.00                    10,298.85
11/30/17                     10,319.02                     10,286.00                    10,273.61
12/31/17                     10,336.11                     10,305.00                    10,287.63
01/31/18                     10,227.10                     10,197.00                    10,169.59
02/28/18                     10,179.82                     10,162.00                    10,110.91
03/31/18                     10,238.40                     10,203.00                    10,168.73
04/30/18                     10,183.11                     10,147.00                    10,103.46
05/31/18                     10,251.36                     10,208.00                    10,174.50

                                   [END CHART]

                       Data from 7/31/15 through 5/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Intermediate U.S. Government Funds Index and Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA GOVERNMENT SECURITIES FUND

================================================================================

USAA GOVERNMENT SECURITIES FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAGNX)

--------------------------------------------------------------------------------
                                                5/31/18               5/31/17
--------------------------------------------------------------------------------
Net Assets (in Millions)                     $4.8 Million          $6.1 Million
Net Asset Value Per Share                        $9.54                 $9.85

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                  SINCE INCEPTION 8/01/10
    -1.36%                    0.96%                           1.30%

--------------------------------------------------------------------------------
                      30-DAY SEC YIELDS* AS OF 5/31/18
--------------------------------------------------------------------------------
    UNSUBSIDIZED            2.23%                SUBSIDIZED             2.41%

--------------------------------------------------------------------------------
                             EXPENSE RATIOS AS OF 5/31/17**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        0.93%         AFTER REIMBURSEMENT       0.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2018. If the total annual operating expense ratio of the Adviser Shares is lower than 0.75%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o 12-MONTH DIVIDEND YIELD COMPARISON o

                   [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                                          LIPPER
                                      USAA                             INTERMEDIATE
                                   GOVERNMENT                         U.S. GOVERNMENT
                                 SECURITIES FUND                        FUNDS INDEX
                                  ADVISER SHARES                          AVERAGE
05/31/12                               2.70%                                1.99%
05/31/13                               2.84%                                1.70%
05/31/14                               2.40%                                1.56%
05/31/15                               2.26%                                1.31%
05/31/16                               1.93%                                1.40%
05/31/17                               1.78%                                1.56%
05/31/18                               1.85%                                1.72%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 5/31/12 through 5/31/18.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                  BLOOMBERG
                                                                BARCLAYS U.S.
                                  LIPPER                    AGGREGATE GOVERNMENT                  USAA
                               INTERMEDIATE                    INTERMEDIATE &                  GOVERNMENT
                              U.S. GOVERNMENT                  MORTGAGE-BACKED               SECURITIES FUND
                                FUNDS INDEX                   SECURITIES INDEX                ADVISER SHARES
07/31/10                        $10,000.00                       $10,000.00                     $10,000.00
08/31/10                         10,152.86                        10,063.69                      10,006.00
09/30/10                         10,172.02                        10,059.17                       9,975.00
10/31/10                         10,203.06                        10,125.65                      10,060.00
11/30/10                         10,137.50                        10,085.86                      10,057.00
12/31/10                          9,980.93                         9,988.44                      10,007.00
01/31/11                          9,985.59                        10,005.82                      10,011.00
02/28/11                          9,986.75                        10,005.94                      10,049.00
03/31/11                          9,992.27                        10,017.22                      10,056.00
04/30/11                         10,107.52                        10,121.45                      10,153.00
05/31/11                         10,247.40                        10,234.18                      10,258.00
06/30/11                         10,221.22                        10,235.32                      10,275.00
07/31/11                         10,379.94                        10,349.44                      10,350.00
08/31/11                         10,588.26                        10,497.72                      10,466.00
09/30/11                         10,687.40                        10,520.05                      10,452.00
10/31/11                         10,649.21                        10,510.47                      10,474.00
11/30/11                         10,678.07                        10,537.62                      10,507.00
12/31/11                         10,774.29                        10,602.09                      10,562.00
01/31/12                         10,848.61                        10,651.16                      10,562.00
02/29/12                         10,810.73                        10,631.91                      10,565.00
03/31/12                         10,747.01                        10,609.13                      10,576.00
04/30/12                         10,878.91                        10,692.45                      10,628.00
05/31/12                         11,001.98                        10,746.43                      10,652.00
06/30/12                         10,985.83                        10,744.72                      10,644.00
07/31/12                         11,091.78                        10,818.72                      10,716.00
08/31/12                         11,103.25                        10,827.06                      10,730.00
09/30/12                         11,105.43                        10,836.50                      10,748.00
10/31/12                         11,092.71                        10,818.90                      10,707.00
11/30/12                         11,128.71                        10,832.11                      10,708.00
12/31/12                         11,095.41                        10,828.19                      10,716.00
01/31/13                         11,029.28                        10,781.13                      10,672.00
02/28/13                         11,082.23                        10,821.91                      10,702.00
03/31/13                         11,086.95                        10,834.51                      10,691.00
04/30/13                         11,159.49                        10,886.60                      10,721.00
05/31/13                         10,982.88                        10,751.25                      10,553.00
06/30/13                         10,827.55                        10,657.30                      10,467.00
07/31/13                         10,822.36                        10,659.85                      10,424.00
08/31/13                         10,764.08                        10,619.93                      10,403.00
09/30/13                         10,861.81                        10,729.96                      10,497.00
10/31/13                         10,916.56                        10,784.94                      10,549.00
11/30/13                         10,891.98                        10,752.11                      10,539.00
12/31/13                         10,805.79                        10,685.12                      10,475.00
01/31/14                         10,948.25                        10,809.09                      10,614.00
02/28/14                         10,978.25                        10,838.30                      10,658.00
03/31/14                         10,946.86                        10,799.32                      10,605.00
04/30/14                         11,009.52                        10,866.17                      10,671.00
05/31/14                         11,093.49                        10,965.04                      10,745.00
06/30/14                         11,094.55                        10,970.74                      10,754.00
07/31/14                         11,068.71                        10,926.02                      10,720.00
08/31/14                         11,143.63                        11,009.21                      10,794.00
09/30/14                         11,107.01                        10,980.78                      10,782.00
10/31/14                         11,179.27                        11,071.22                      10,848.00
11/30/14                         11,247.89                        11,134.67                      10,890.00
12/31/14                         11,246.66                        11,126.91                      10,878.00
01/31/15                         11,458.14                        11,266.15                      10,986.00
02/28/15                         11,341.68                        11,205.08                      10,974.00
03/31/15                         11,402.13                        11,256.17                      11,026.00
04/30/15                         11,381.08                        11,252.74                      11,013.00
05/31/15                         11,360.36                        11,254.69                      11,022.00
06/30/15                         11,277.75                        11,191.84                      10,954.00
07/31/15                         11,350.35                        11,248.40                      10,975.00
08/31/15                         11,344.85                        11,256.10                      10,982.00
09/30/15                         11,425.17                        11,331.77                      11,044.00
10/31/15                         11,400.47                        11,315.57                      11,019.00
11/30/15                         11,367.34                        11,288.33                      10,991.00
12/31/15                         11,337.65                        11,275.02                      10,955.00
01/31/16                         11,530.06                        11,438.97                      11,093.00
02/29/16                         11,598.33                        11,489.17                      11,143.00
03/31/16                         11,636.30                        11,516.51                      11,172.00
04/30/16                         11,634.12                        11,523.32                      11,189.00
05/31/16                         11,626.14                        11,521.24                      11,193.00
06/30/16                         11,813.79                        11,652.46                      11,299.00
07/31/16                         11,836.71                        11,665.73                      11,315.00
08/31/16                         11,790.71                        11,643.49                      11,297.00
09/30/16                         11,814.37                        11,668.98                      11,315.00
10/31/16                         11,737.91                        11,624.75                      11,262.00
11/30/16                         11,491.32                        11,427.65                      11,098.00
12/31/16                         11,474.48                        11,425.90                      11,070.00
01/31/17                         11,501.38                        11,436.32                      11,086.00
02/28/17                         11,545.99                        11,479.41                      11,114.00
03/31/17                         11,547.81                        11,484.00                      11,109.00
04/30/17                         11,618.26                        11,551.03                      11,170.00
05/31/17                         11,680.68                        11,608.68                      11,221.00
06/30/17                         11,651.06                        11,570.80                      11,194.00
07/31/17                         11,686.37                        11,614.82                      11,221.00
08/31/17                         11,778.80                        11,692.10                      11,295.00
09/30/17                         11,700.11                        11,643.59                      11,232.00
10/31/17                         11,689.55                        11,634.04                      11,214.00
11/30/17                         11,660.91                        11,607.25                      11,173.00
12/31/17                         11,676.81                        11,626.48                      11,191.00
01/31/18                         11,542.83                        11,503.86                      11,080.00
02/28/18                         11,476.23                        11,450.67                      11,028.00
03/31/18                         11,541.86                        11,516.56                      11,080.00
04/30/18                         11,467.78                        11,454.37                      11,005.00
05/31/18                         11,548.41                        11,531.15                      11,068.00

                                   [END CHART]

                       Data from 7/31/10 through 5/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Intermediate U.S. Government Funds Index and Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA GOVERNMENT SECURITIES FUND R6 SHARES (R6 SHARES)*
(Ticker Symbol: URGSX)

--------------------------------------------------------------------------------
                                                5/31/18              5/31/17
--------------------------------------------------------------------------------
Net Assets (in Millions)                      $6.3 Million        $5.0 Million
Net Asset Value Per Share                        $9.55                $9.85

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
     1 YEAR                                         SINCE INCEPTION 12/01/16
     -0.87%                                                  0.49%

--------------------------------------------------------------------------------
                       30-DAY SEC YIELDS** 5/31/18
--------------------------------------------------------------------------------
    UNSUBSIDIZED          2.03%                      SUBSIDIZED         2.80%

--------------------------------------------------------------------------------
                     EXPENSE RATIOS AS OF 5/31/17***
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.12%        AFTER REIMBURSEMENT        0.35%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

 *The R6 Shares commenced operations on December 1, 2016.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.35% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2018. If the total annual operating expense ratio of the R6 Shares is lower than 0.35%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                      o 12-MONTH DIVIDEND YIELD COMPARISON o

                   [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                                      LIPPER
                                     USAA                          INTERMEDIATE
                                  GOVERNMENT                      U.S. GOVERNMENT
                                  SECURITIES                        FUNDS INDEX
                                FUND R6 SHARES                        AVERAGE
05/31/18                             2.26%                              1.72%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for the period ending 5/31/18.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                               BLOOMBERG
                             BARCLAYS U.S.
                         AGGREGATE GOVERNMENT                 USAA                          LIPPER
                            INTERMEDIATE &                 GOVERNMENT                    INTERMEDIATE
                           MORTGAGE-BACKED                 SECURITIES                   U.S. GOVERNMENT
                           SECURITIES INDEX              FUND R6 SHARES                   FUNDS INDEX
11/30/16                      $10,000.00                   $10,000.00                     $10,000.00
12/31/16                        9,998.47                    10,009.00                       9,985.34
01/31/17                       10,007.59                    10,026.00                      10,008.75
02/28/17                       10,045.29                    10,044.00                      10,047.57
03/31/17                       10,049.31                    10,054.00                      10,049.16
04/30/17                       10,107.97                    10,112.00                      10,110.47
05/31/17                       10,158.41                    10,162.00                      10,164.78
06/30/17                       10,125.26                    10,141.00                      10,139.01
07/31/17                       10,163.78                    10,169.00                      10,169.73
08/31/17                       10,231.41                    10,239.00                      10,250.17
09/30/17                       10,188.96                    10,175.00                      10,181.70
10/31/17                       10,180.60                    10,173.00                      10,172.51
11/30/17                       10,157.16                    10,149.00                      10,147.58
12/31/17                       10,173.98                    10,158.00                      10,161.42
01/31/18                       10,066.68                    10,061.00                      10,044.83
02/28/18                       10,020.15                    10,017.00                       9,986.87
03/31/18                       10,077.80                    10,068.00                      10,043.98
04/30/18                       10,023.38                    10,013.00                       9,979.51
05/31/18                       10,090.57                    10,074.00                      10,049.68

                                   [END CHART]

                       Data from 11/30/16 through 5/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund R6 Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Intermediate U.S. Government Funds Index and the Bloomberg Barclays U.S. Aggregate Government intermediate & Mortgage-Backed Securities Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

================================================================================

16  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                         o ASSET ALLOCATION - 5/31/18 o

                         [PIE CHART OF ASSET ALLOCATION]

COMMERCIAL MORTGAGE-BACKED SECURITIES                                      40.2%
U.S. TREASURY SECURITIES - NOTES                                           24.2%
30-YEAR FIXED RATE SINGLE-FAMILY MORTGAGES*                                20.3%
MUNICIPAL BONDS                                                             3.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         3.2%
ASSET-BACKED SECURITIES                                                     3.0%
OTHER U.S. GOVERNMENT SECURITIES                                            2.8%
15-YEAR FIXED RATE SINGLE-FAMILY MORTGAGES*                                 2.1%
MONEY MARKET INSTRUMENTS                                                    0.4%
10-YEAR FIXED RATE SINGLE-FAMILY MORTGAGES*                                 0.2%

                                 [END PIE CHART]

*Combined in the Portfolio of Investments under Mortgage-Backed Pass-Through Securities, Single-Family.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

                               QUALIFIED INTEREST
                                     INCOME
                               ------------------
                                   $12,685,000
                               ------------------

================================================================================

18  | USAA GOVERNMENT SECURITIES FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GOVERNMENT SECURITIES FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Government Securities Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
July 24, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  19

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            BONDS (99.3%)

            ASSET-BACKED SECURITIES (3.0%)

            GOVERNMENT SECURITIES (3.0%)
            ----------------------------
            STUDENT LOAN ABS (3.0%)
$   3,478   Navient Student Loan Trust
              (1 mo. LIBOR + 0.51%)                                        2.47%(a)       6/25/2031       $  3,471
    2,000   Navient Student Loan Trust
              (1 mo. LIBOR + 1.05%)(b)                                     3.01(a)        6/25/2065          2,024
    3,000   Navient Student Loan Trust
              (1 mo. LIBOR + 0.75%)(b)                                     2.71(a)        3/25/2066          3,028
    3,979   Nelnet Student Loan Trust
              (3 mo. LIBOR + 0.25%)                                        2.54(a)        6/25/2041          3,724
    4,477   SLM Student Loan Trust
              (1 mo. LIBOR + 0.65%)                                        2.61(a)        6/25/2055          4,520
      923   SLM Student Loan Trust
              (3 mo. LIBOR + 0.11%)                                        2.47(a)       10/27/2025            923
                                                                                                          --------
            Total Government Securities                                                                     17,690
                                                                                                          --------
            Total Asset-Backed Securities (cost: $17,444)                                                   17,690
                                                                                                          --------

            MUNICIPAL BONDS (3.3%)

            CONNECTICUT (0.8%)
            ------------------
    5,000   State                                                          2.92           8/01/2023          4,803
                                                                                                          --------
            KANSAS (0.5%)
            -------------
    3,000   Development Finance Auth.                                      3.94           4/15/2026          3,070
                                                                                                          --------
            NEW YORK (0.8%)
            ---------------
    5,000   Port Authority of New York & New Jersey                        2.53          10/15/2020          4,969
                                                                                                          --------
            TEXAS (1.2%)
            ------------
    3,000   State                                                          2.83          10/01/2025          2,919
    4,000   State                                                          3.01          10/01/2026          3,901
                                                                                                          --------
                                                                                                             6,820
                                                                                                          --------
            Total Municipal Bonds (cost: $20,103)                                                           19,662
                                                                                                          --------

================================================================================

20  | USAA GOVERNMENT SECURITIES FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY ISSUES (68.8%)(c)

            GOVERNMENT SECURITIES (68.8%)
            -----------------------------
            COLLATERALIZED-MORTGAGE OBLIGATIONS (3.2%)
$   4,276   Fannie Mae(+)                                                  1.50%          7/25/2027       $  4,050
    1,965   Fannie Mae(+)                                                  1.38           9/25/2027          1,849
    1,658   Fannie Mae(+)                                                  1.50           9/25/2027          1,553
    1,670   Fannie Mae(+)                                                  1.50           9/25/2027          1,571
    1,814   Fannie Mae(+)                                                  1.50          10/25/2027          1,703
    1,707   Fannie Mae(+) (1 mo. LIBOR + 0.30%)                            2.26(a)        4/25/2035          1,707
    1,411   Fannie Mae(+) (1 mo. LIBOR + 0.30%)                            2.26(a)        8/25/2037          1,404
    2,484   Freddie Mac(+)                                                 2.00           9/15/2026          2,415
      970   Freddie Mac(+) (1 mo. LIBOR + 0.30%)                           2.22(a)        3/15/2036            971
    1,636   Freddie Mac(+) (1 mo. LIBOR + 0.55%)                           2.47(a)       10/15/2041          1,650
                                                                                                          --------
                                                                                                            18,873
                                                                                                          --------

            COMMERCIAL MORTGAGE-BACKED SECURITIES (40.2%)
    1,912   Fannie Mae(+)                                                  2.05           7/01/2019          1,897
    1,036   Fannie Mae(+)                                                  1.65           9/25/2019          1,031
    9,686   Fannie Mae(+)                                                  1.58           1/01/2020          9,499
   10,000   Fannie Mae(+)                                                  2.63           9/01/2021          9,909
   20,943   Fannie Mae(+)                                                  2.42          11/01/2022         20,436
    8,265   Fannie Mae(+)                                                  2.50           4/01/2023          8,060
    2,151   Fannie Mae(+)                                                  2.54           5/01/2023          2,103
    1,614   Fannie Mae(+)                                                  3.19(d)        7/25/2023          1,628
    5,000   Fannie Mae(+)                                                  2.16          10/25/2023          4,811
    2,356   Fannie Mae(+)                                                  2.71(d)        6/25/2025          2,299
    2,151   Fannie Mae(+)                                                  2.42(d)        9/25/2026          2,102
    4,000   Fannie Mae(+)                                                  3.06(d)        5/25/2027          3,908
    2,842   Fannie Mae(+)                                                  3.04(d)        3/25/2028          2,771
    8,500   Freddie Mac(+)                                                 2.22          12/25/2018          8,477
    3,000   Freddie Mac(+)                                                 4.08(d)       11/25/2020          3,087
    5,000   Freddie Mac(+)                                                 2.86           1/25/2021          4,999
    2,250   Freddie Mac(+)                                                 2.27           3/25/2022          2,200
    2,979   Freddie Mac(+)                                                 1.69           4/25/2022          2,916
    4,000   Freddie Mac(+)                                                 2.72           6/25/2022          3,968
    3,000   Freddie Mac(+)                                                 2.36           7/25/2022          2,933
   10,000   Freddie Mac(+)                                                 2.31           8/25/2022          9,758
    5,000   Freddie Mac(+)                                                 2.51          11/25/2022          4,918
    5,000   Freddie Mac(+)                                                 2.64           1/25/2023          4,939
    3,000   Freddie Mac(+)                                                 3.32(d)        2/25/2023          3,048
    3,000   Freddie Mac(+)                                                 2.41           3/25/2023          2,934
    5,000   Freddie Mac(+)                                                 3.00           1/25/2024          5,001
   10,030   Freddie Mac(+)                                                 3.49           1/25/2024         10,280

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$   3,000   Freddie Mac(+)                                                 3.39%          3/25/2024       $  3,052
   20,000   Freddie Mac(+)                                                 2.95           7/25/2024         19,864
    3,591   Freddie Mac(+)                                                 2.60           1/25/2025          3,550
    3,000   Freddie Mac(+)                                                 3.02           1/25/2025          2,985
    5,000   Freddie Mac(+)                                                 3.59           1/25/2025          5,147
   10,000   Freddie Mac(+)                                                 3.28(d)        6/25/2025         10,094
    4,645   Freddie Mac(+)                                                 2.20           7/25/2025          4,467
    4,000   Freddie Mac(+)                                                 3.01           7/25/2025          3,970
    3,000   Freddie Mac(+)                                                 2.85           3/25/2026          2,914
    5,000   Freddie Mac(+)                                                 2.53           5/25/2026          4,762
    5,000   Freddie Mac(+)                                                 2.65           8/25/2026          4,793
    2,413   Freddie Mac(+)                                                 3.01           8/25/2026          2,403
    4,500   Freddie Mac(+)                                                 3.12(d)        9/25/2026          4,460
    3,000   Freddie Mac(+)                                                 3.12           6/25/2027          2,950
    9,274   Freddie Mac(+)                                                 3.19           7/25/2027          9,163
    2,879   Freddie Mac(+)                                                 3.19(d)        9/25/2027          2,840
    5,000   Freddie Mac(+)                                                 3.29          11/25/2027          4,966
    7,000   Freddie Mac(+)                                                 3.90           4/25/2028          7,313
                                                                                                          --------
                                                                                                           239,605
                                                                                                          --------
            MORTGAGE-BACKED PASS-THROUGH SECURITIES (22.6%)
    1,096   Fannie Mae(+)                                                  3.50           5/01/2021          1,112
    4,512   Fannie Mae(+)                                                  3.00           2/01/2027          4,519
    2,705   Fannie Mae(+)                                                  3.00           2/01/2027          2,710
      796   Fannie Mae(+)                                                  5.00          12/01/2035            853
      281   Fannie Mae(+)                                                  5.50          11/01/2037            304
      369   Fannie Mae(+)                                                  6.00           5/01/2038            408
    2,234   Fannie Mae(+)                                                  4.00           8/01/2039          2,301
    3,774   Fannie Mae(+)                                                  3.50           1/01/2042          3,794
    5,998   Fannie Mae(+)                                                  3.50           5/01/2042          6,030
    4,917   Fannie Mae(+)                                                  3.00           1/01/2048          4,780
       79   Freddie Mac(+)                                                 5.00           1/01/2021             81
      628   Freddie Mac(+)                                                 5.50          12/01/2035            685
    1,630   Freddie Mac(+)                                                 4.00           9/01/2040          1,682
    6,105   Freddie Mac(+)                                                 3.50           5/01/2042          6,142
    4,981   Freddie Mac(+)                                                 3.00           6/01/2042          4,879
       42   Government National Mortgage Assn. I                           5.50          12/15/2018             43
        9   Government National Mortgage Assn. I                           8.50           6/15/2021              9
        5   Government National Mortgage Assn. I                           9.00           7/15/2021              5
        5   Government National Mortgage Assn. I                           8.50           7/15/2022              5
      283   Government National Mortgage Assn. I                           6.00           8/15/2022            291
       28   Government National Mortgage Assn. I                           8.00           6/15/2023             30
      605   Government National Mortgage Assn. I                           4.50           5/15/2024            638
      634   Government National Mortgage Assn. I                           4.50           9/15/2024            669

================================================================================

22  | USAA GOVERNMENT SECURITIES FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$     599   Government National Mortgage Assn. I                           4.50%          9/15/2024       $    624
      639   Government National Mortgage Assn. I                           4.50          10/15/2024            665
      545   Government National Mortgage Assn. I                           4.50          10/15/2024            575
       48   Government National Mortgage Assn. I                           7.00           4/15/2027             48
      142   Government National Mortgage Assn. I                           7.00           5/15/2027            159
      113   Government National Mortgage Assn. I                           8.00           5/15/2027            119
       84   Government National Mortgage Assn. I                           7.50           2/15/2028             94
      278   Government National Mortgage Assn. I                           6.00           4/15/2028            308
       93   Government National Mortgage Assn. I                           6.50           5/15/2028            104
       25   Government National Mortgage Assn. I                           6.50           5/15/2028             28
        9   Government National Mortgage Assn. I                           6.75           5/15/2028             10
       60   Government National Mortgage Assn. I                           6.50           7/15/2028             67
       14   Government National Mortgage Assn. I                           7.00           7/15/2028             14
       35   Government National Mortgage Assn. I                           7.00           8/15/2028             36
       33   Government National Mortgage Assn. I                           7.00           8/15/2028             37
       48   Government National Mortgage Assn. I                           6.50           9/15/2028             53
       75   Government National Mortgage Assn. I                           7.00           9/15/2028             79
       33   Government National Mortgage Assn. I                           6.00          11/15/2028             36
      133   Government National Mortgage Assn. I                           6.50          11/15/2028            148
        8   Government National Mortgage Assn. I                           6.50           1/15/2029              9
       25   Government National Mortgage Assn. I                           6.50           1/15/2029             28
      147   Government National Mortgage Assn. I                           6.00           2/15/2029            161
       17   Government National Mortgage Assn. I                           7.50           3/15/2029             20
       38   Government National Mortgage Assn. I                           7.50           4/15/2029             40
      315   Government National Mortgage Assn. I                           7.00           5/15/2029            345
      399   Government National Mortgage Assn. I                           7.00           6/15/2029            438
      158   Government National Mortgage Assn. I                           6.00           7/15/2029            176
       91   Government National Mortgage Assn. I                           7.50          10/15/2029            102
       20   Government National Mortgage Assn. I                           7.50          10/15/2029             20
       73   Government National Mortgage Assn. I                           8.00           7/15/2030             76
       23   Government National Mortgage Assn. I                           8.00           9/15/2030             26
       13   Government National Mortgage Assn. I                           7.50          12/15/2030             14
       17   Government National Mortgage Assn. I                           7.50           1/15/2031             19
      166   Government National Mortgage Assn. I                           6.50           3/15/2031            185
       33   Government National Mortgage Assn. I                           7.00           8/15/2031             33
       73   Government National Mortgage Assn. I                           7.00           9/15/2031             84
      219   Government National Mortgage Assn. I                           6.50          10/15/2031            244
       85   Government National Mortgage Assn. I                           7.00          10/15/2031             93
       30   Government National Mortgage Assn. I                           7.50          11/15/2031             32
      161   Government National Mortgage Assn. I                           6.50           1/15/2032            180
      242   Government National Mortgage Assn. I                           6.00           5/15/2032            267
       19   Government National Mortgage Assn. I                           7.00           6/15/2032             20
      115   Government National Mortgage Assn. I                           7.00           7/15/2032            128

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$     253   Government National Mortgage Assn. I                           6.50%          8/15/2032       $    282
      871   Government National Mortgage Assn. I                           6.50           9/15/2032            996
      850   Government National Mortgage Assn. I                           6.00           1/15/2033            944
      381   Government National Mortgage Assn. I                           6.00           2/15/2033            424
      277   Government National Mortgage Assn. I                           6.00           7/15/2033            306
      234   Government National Mortgage Assn. I                           6.00           9/15/2033            260
    2,282   Government National Mortgage Assn. I                           5.50          10/15/2033          2,495
    1,014   Government National Mortgage Assn. I                           5.50          12/15/2033          1,109
      528   Government National Mortgage Assn. I                           5.50           7/15/2034            579
    1,366   Government National Mortgage Assn. I                           5.50          10/15/2035          1,505
      341   Government National Mortgage Assn. I                           6.00           3/15/2037            378
      223   Government National Mortgage Assn. I                           6.00           9/15/2037            245
      540   Government National Mortgage Assn. I                           5.50           3/15/2038            584
    1,320   Government National Mortgage Assn. I                           5.50           4/15/2038          1,456
      451   Government National Mortgage Assn. I                           6.00           5/15/2038            506
      496   Government National Mortgage Assn. I                           6.00           5/15/2038            556
      371   Government National Mortgage Assn. I                           6.00           9/15/2038            408
      432   Government National Mortgage Assn. I                           6.00          10/15/2038            475
      656   Government National Mortgage Assn. I                           6.00          12/15/2038            722
      413   Government National Mortgage Assn. I                           5.00           2/15/2039            443
    2,161   Government National Mortgage Assn. I                           5.50           6/15/2039          2,339
    3,578   Government National Mortgage Assn. I                           4.50           9/15/2039          3,790
    2,533   Government National Mortgage Assn. I                           4.50          11/15/2039          2,684
    3,933   Government National Mortgage Assn. I                           4.50          12/15/2039          4,168
   12,073   Government National Mortgage Assn. I                           4.50           2/15/2040         12,796
    2,429   Government National Mortgage Assn. I                           4.50           3/15/2040          2,573
    1,228   Government National Mortgage Assn. I                           4.50           6/15/2040          1,284
      917   Government National Mortgage Assn. I                           4.00           7/15/2040            947
    2,405   Government National Mortgage Assn. I                           4.50           7/15/2040          2,549
    1,234   Government National Mortgage Assn. I                           4.00           8/15/2040          1,277
    2,772   Government National Mortgage Assn. I                           4.00           9/15/2040          2,849
    2,292   Government National Mortgage Assn. I                           4.50           1/15/2041          2,428
        9   Government National Mortgage Assn. II                          8.00          12/20/2022             10
    1,475   Government National Mortgage Assn. II                          4.50           4/20/2024          1,541
      249   Government National Mortgage Assn. II                          8.00           8/20/2030            301
      268   Government National Mortgage Assn. II                          7.00           9/20/2030            310
      148   Government National Mortgage Assn. II                          6.00           3/20/2031            164
       54   Government National Mortgage Assn. II                          7.50           4/20/2031             63
       89   Government National Mortgage Assn. II                          6.50           5/20/2031            103
       65   Government National Mortgage Assn. II                          6.50           7/20/2031             74
      175   Government National Mortgage Assn. II                          6.50           8/20/2031            196
      257   Government National Mortgage Assn. II                          6.50           4/20/2032            294
      252   Government National Mortgage Assn. II                          6.50           6/20/2032            288

================================================================================

24  | USAA GOVERNMENT SECURITIES FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$     378   Government National Mortgage Assn. II                          6.00%          8/20/2032       $    420
      336   Government National Mortgage Assn. II                          6.00           9/20/2032            374
      320   Government National Mortgage Assn. II                          5.50           4/20/2033            350
    1,091   Government National Mortgage Assn. II                          5.00           5/20/2033          1,172
    1,338   Government National Mortgage Assn. II                          5.00           7/20/2033          1,436
      350   Government National Mortgage Assn. II                          6.00          10/20/2033            392
      334   Government National Mortgage Assn. II                          6.00          12/20/2033            354
    1,112   Government National Mortgage Assn. II                          6.00           2/20/2034          1,242
    1,075   Government National Mortgage Assn. II                          5.50           3/20/2034          1,176
    1,016   Government National Mortgage Assn. II                          6.00           3/20/2034          1,135
      854   Government National Mortgage Assn. II                          5.00           6/20/2034            925
      761   Government National Mortgage Assn. II                          6.50           8/20/2034            865
      687   Government National Mortgage Assn. II                          6.00           9/20/2034            778
    1,921   Government National Mortgage Assn. II                          6.00          10/20/2034          2,147
      134   Government National Mortgage Assn. II                          6.00          11/20/2034            140
    3,864   Government National Mortgage Assn. II                          5.50           2/20/2035          4,226
    3,368   Government National Mortgage Assn. II                          5.50           4/20/2035          3,684
    1,619   Government National Mortgage Assn. II                          5.50           7/20/2035          1,771
    2,031   Government National Mortgage Assn. II                          5.00           9/20/2035          2,180
      646   Government National Mortgage Assn. II                          6.00           5/20/2036            721
      707   Government National Mortgage Assn. II                          5.50           1/20/2037            761
      449   Government National Mortgage Assn. II                          5.00           2/20/2037            475
    2,368   Government National Mortgage Assn. II                          4.00          11/20/2040          2,455
                                                                                                          --------
                                                                                                           134,794
                                                                                                          --------
            OTHER U.S. GOVERNMENT SECURITIES (2.8%)
   18,000   Fannie Mae(+)                                                  2.13           4/24/2026         16,952
                                                                                                          --------
            Total Government Securities                                                                    410,224
                                                                                                          --------
            Total U.S. Government Agency Issues (cost: $412,708)                                           410,224
                                                                                                          --------

            U.S. TREASURY SECURITIES (24.2%)

            NOTES (24.2%)(e)
     9,500  1.00%, 09/15/2018                                                                                9,474
     3,000  1.00%, 03/15/2019                                                                                2,972
     7,000  1.38%, 05/31/2021                                                                                6,766
    20,000  1.50%, 08/15/2020                                                                               19,596
    20,000  1.63%, 08/31/2022                                                                               19,193
    10,000  1.88%, 07/31/2022                                                                                9,704
    20,000  1.88%, 08/31/2024                                                                               19,016
     3,000  2.00%, 02/15/2022                                                                                2,937
    11,000  2.00%, 11/30/2022                                                                               10,703
    20,000  2.00%, 06/30/2024                                                                               19,176
     4,000  2.00%, 02/15/2025                                                                                3,814

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                                                       VALUE
(000)       SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
$   3,000   2.13%, 06/30/2021                                                                             $ 2,963
    5,000   2.13%, 11/30/2023                                                                                4,854
    4,000   2.13%, 11/30/2024                                                                                3,850
    4,500   2.13%, 05/15/2025                                                                                4,316
    5,000   2.25%, 11/15/2024                                                                                4,851
                                                                                                          --------
            Total U.S. Treasury Securities (cost: $149,097)                                                144,185
                                                                                                          --------
            Total Bonds (cost: $599,352)                                                                   591,761
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (0.4%)

            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
    2,639   State Street Institutional U.S. Government Money
              Market Fund Premier Class, 1.67%(f) (cost: $3)                                                     3
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
------------------------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS (0.4%)
$   2,386   Credit Agricole Corp. Inv. Bank, 1.75% acquired
              5/31/2018 and due on 6/01/2018 at $2,386
              (collateralized by $2,376 of U.S. Treasury, 0.25%,
              due 1/15/2025; market value $2,434)(g) (cost: $2,386)                                          2,386
                                                                                                          --------
            Total Money Market Instruments (cost: $2,389)                                                    2,389
                                                                                                          --------

            TOTAL INVESTMENTS (COST: $601,741)                                                            $594,150
                                                                                                          ========

================================================================================

26  | USAA GOVERNMENT SECURITIES FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1                 LEVEL 2              LEVEL 3               TOTAL
------------------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                $      -                $ 17,690                   $-            $ 17,690
  Municipal Obligations                         -                  19,662                    -              19,662
  U.S. Government Agency Issues                 -                 410,224                    -             410,224
  U.S. Treasury Securities                144,185                       -                    -             144,185
Money Market Instruments:
  Repurchase Agreements                         -                   2,386                    -               2,386
  Government & U.S. Treasury
    Money Market Funds                          3                       -                    -                   3
------------------------------------------------------------------------------------------------------------------
Total                                    $144,188                $449,962                   $-            $594,150
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2017, through May 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully

================================================================================

28  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    LIBOR    London Interbank Offered Rate

o   SPECIFIC NOTES

    (a) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2018.

    (b)  Restricted security that is not registered under the Securities
         Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (c) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
         FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

         of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency
         (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (d) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (e) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (f) Rate represents the money market fund annualized seven-day yield at May 31, 2018.

    (g) U.S. Treasury inflation-indexed notes - designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

    See accompanying notes to financial statements.

================================================================================

30  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $601,741)                                $594,150
   Cash                                                                                            7,412
   Receivables:
      Capital shares sold                                                                             54
      USAA Asset Management Company (Note 7)                                                           5
      Interest                                                                                     1,879
                                                                                                --------
         Total assets                                                                            603,500
                                                                                                --------
LIABILITIES
   Payables:
      Securities purchased                                                                         7,201
      Capital shares redeemed                                                                        108
      Dividends on capital shares                                                                     74
   Accrued management fees                                                                            63
   Accrued transfer agent's fees                                                                       8
   Other accrued expenses and payables                                                               136
                                                                                                --------
         Total liabilities                                                                         7,590
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $595,910
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $605,280
   Undistributed net investment income                                                                25
   Accumulated net realized loss on investments                                                   (1,804)
   Net unrealized depreciation of investments                                                     (7,591)
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $595,910
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $333,464/34,914 capital shares
         outstanding, no par value)                                                             $   9.55
                                                                                                ========
      Institutional Shares (net assets of $251,297/26,306 capital shares
         outstanding, no par value)                                                             $   9.55
                                                                                                ========
      Adviser Shares (net assets of $4,804/503 capital shares
         outstanding, no par value)                                                             $   9.54
                                                                                                ========
      R6 Shares (net assets of $6,345/665 capital shares
         outstanding, no par value)                                                             $   9.55
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                              $ 15,194
                                                                                                --------
EXPENSES
   Management fees                                                                                   753
   Administration and servicing fees:
      Fund Shares                                                                                    548
      Institutional Shares                                                                           215
      Adviser Shares                                                                                   8
      R6 Shares                                                                                        3
   Transfer agent's fees:
      Fund Shares                                                                                    470
      Institutional Shares                                                                           215
      Adviser Shares                                                                                   1
      R6 Shares                                                                                        1
   Distribution and service fees (Note 7):
      Adviser Shares                                                                                  13
   Custody and accounting fees:
      Fund Shares                                                                                     90
      Institutional Shares                                                                            51
      Adviser Shares                                                                                   2
      R6 Shares                                                                                        1
   Postage:
      Fund Shares                                                                                     19
   Shareholder reporting fees:
      Fund Shares                                                                                     27
      Institutional Shares                                                                             2
   Trustees' fees                                                                                     34
   Registration fees:
      Fund Shares                                                                                     25
      Institutional Shares                                                                            28
      Adviser Shares                                                                                  16
      R6 Shares                                                                                       23
   Professional fees                                                                                 101
   Other                                                                                              21
                                                                                                --------
         Total expenses                                                                            2,667

================================================================================

32  | USAA GOVERNMENT SECURITIES FUND

================================================================================

   Expenses reimbursed:
      Adviser Shares                                                                            $     (6)
      R6 Shares                                                                                      (17)
                                                                                                --------
         Net expenses                                                                              2,644
                                                                                                --------
NET INVESTMENT INCOME                                                                             12,550
                                                                                                --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                                                (137)
   Change in net unrealized appreciation/(depreciation)                                          (19,469)
                                                                                                --------
         Net realized and unrealized loss                                                        (19,606)
                                                                                                --------
   Decrease in net assets resulting from operations                                             $ (7,056)
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

---------------------------------------------------------------------------------------------------

                                                                           2018                2017
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $ 12,550            $ 11,044
   Net realized gain (loss) on investments                                 (137)                  6
   Change in net unrealized appreciation/(depreciation)
      of investments                                                    (19,469)             (8,036)
                                                                       ----------------------------
      Increase (decrease) in net assets resulting from operations        (7,056)              3,014
                                                                       ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                        (7,636)             (8,434)
      Institutional Shares                                               (4,719)             (2,507)
      Adviser Shares                                                        (98)                (93)
      R6 Shares*                                                           (131)                (55)
                                                                       ----------------------------
         Distributions to shareholders                                  (12,584)            (11,089)
                                                                       ----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                          (45,928)            (35,121)
   Institutional Shares                                                 125,461              28,494
   Adviser Shares                                                        (1,119)              1,071
   R6 Shares*                                                             1,516               5,000
                                                                       ----------------------------
      Total net increase (decrease) in net assets
         from capital share transactions                                 79,930                (556)
                                                                       ----------------------------
   Net increase (decrease) in net assets                                 60,290              (8,631)

NET ASSETS
   Beginning of year                                                    535,620             544,251
                                                                       ----------------------------
   End of year                                                         $595,910            $535,620
                                                                       ============================
Undistributed net investment income:
   End of year                                                         $     25            $     34
                                                                       ============================

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

34  | USAA GOVERNMENT SECURITIES FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Government Securities Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors a high level of current income consistent with preservation of principal.

The Fund consists of four classes of shares: Government Securities Fund Shares (Fund Shares), Government Securities Fund Institutional Shares (Institutional Shares), Government Securities Fund Adviser Shares (Adviser Shares), and Government Securities Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party

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                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

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36  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3.  Repurchase agreements are valued at cost.

    4. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

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38  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At May 31, 2018, the value of the related collateral exceeded the value of the repurchase

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2018, there were no custodian and other bank credits.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. Effective October 1, 2017, the Adviser Shares no longer charge redemption fees. For the year ended May 31, 2018, the Adviser Shares charged redemption fees of $1,000.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

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40  | USAA GOVERNMENT SECURITIES FUND

================================================================================

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $5,000, which represents 0.7% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for pay-down gains and losses adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease overdistribution of net investment income and increase accumulated net realized loss on investments by $25,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                2018                  2017
                                            ----------------------------------
Ordinary income*                            $12,584,000            $11,089,000

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $    99,000
Accumulated capital and other losses                                (1,804,000)
Unrealized depreciation of investments                              (7,591,000)

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2018, the Fund had net capital loss carryforwards of $1,804,000, for federal income tax purposes as shown in the table below. It is unlikely

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42  | USAA GOVERNMENT SECURITIES FUND

================================================================================

that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                CAPITAL LOSS CARRYFORWARDS
                       ------------------------------------------
                                       TAX CHARACTER
                       ------------------------------------------
                       (NO EXPIRATION)                   BALANCE
                       ---------------                 ----------
                         Short-Term                    $1,533,000
                          Long-Term                       271,000
                                                       ----------
                              Total                    $1,804,000
                                                       ==========

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                             NET
                                              GROSS                 GROSS                 UNREALIZED
                                            UNREALIZED            UNREALIZED            APPRECIATION /
FUND                    TAX COST           APPRECIATION          DEPRECIATION           (DEPRECIATION)
------------------------------------------------------------------------------------------------------
USAA Government
  Securities Fund     $601,741,000          $6,924,000           $(14,515,000)           $(7,591,000)

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $170,469,000 and $89,679,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At May 31, 2018, the Fund had no securities on loan.

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

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44  | USAA GOVERNMENT SECURITIES FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                YEAR ENDED                 YEAR ENDED
                                               MAY 31, 2018               MAY 31, 2017
------------------------------------------------------------------------------------------
                                           SHARES        AMOUNT       SHARES        AMOUNT
                                           -----------------------------------------------
FUND SHARES:
Shares sold                                 3,616      $ 35,139        5,118      $ 50,839
Shares issued from reinvested dividends       720         6,989          776         7,700
Shares redeemed                            (9,079)      (88,056)      (9,478)      (93,660)
                                           -----------------------------------------------
Net decrease from capital
  share transactions                       (4,743)     $(45,928)      (3,584)     $(35,121)
                                           ===============================================
INSTITUTIONAL SHARES:
Shares sold                                13,094      $128,756        3,390      $ 33,537
Shares issued from reinvested dividends       488         4,719          251         2,485
Shares redeemed                              (829)       (8,014)        (754)       (7,528)
                                           -----------------------------------------------
Net increase from capital
  share transactions                       12,753      $125,461        2,887      $ 28,494
                                           ===============================================
ADVISER SHARES:
Shares sold                                     7      $     69          122      $  1,203
Shares issued from reinvested dividends         1            11            1             8
Shares redeemed*                             (123)       (1,199)         (14)         (140)
                                           -----------------------------------------------
Net increase (decrease) from capital
  share transactions                         (115)     $ (1,119)         109      $  1,071
                                           ===============================================
R6 SHARES
(COMMENCED ON DECEMBER 1, 2016):
Shares sold                                   458      $  4,422          510      $  5,000
Shares issued from reinvested dividends         2            21            -             -
Shares redeemed                              (305)       (2,927)           -             -
                                           -----------------------------------------------
Net increase from capital
  share transactions                          155      $  1,516          510      $  5,000
                                           ===============================================

*Net of redemption fees, if any.

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2018, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.125% of its average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Intermediate U.S. Government Funds Index. The Lipper Intermediate U.S. Government Funds Index measures the total return performance of funds tracked by Lipper that invest 65% of fund assets in securities issued or guaranteed by the U.S. government, its agency, or its instrumentalities, with dollar-weighted average maturities of five to ten years. For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 7, 2015. The performance period for the R6 Shares includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

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46  | USAA GOVERNMENT SECURITIES FUND

================================================================================

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate U.S. Government Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended May 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $753,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $14,000, $2,000, $(2,000), and less than $(500), respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, the performance adjustments were less than 0.01%, less than 0.01%, (0.04)%, and less than (0.01)%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended May 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $548,000, $215,000, $8,000, and $3,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2018, the Fund reimbursed the Manager $8,000 for

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                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2018, to limit the total annual operating expenses of the Adviser Shares and R6 Shares to 0.75% and 0.35%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares and R6 Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through September 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2018, the Fund incurred reimbursable expenses from the Manager for the Adviser Shares and R6 Shares of $6,000 and $17,000, respectively, of which $5,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $470,000, $215,000, $1,000, and $1,000, respectively. Additionally, the Adviser Shares recorded a capital contribution from SAS of less than $500 at May 31, 2018, for adjustments related to corrections to certain shareholder transactions.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued

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48  | USAA GOVERNMENT SECURITIES FUND

================================================================================

daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $13,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                3.2
Target Retirement Income                                               12.6
Target Retirement 2020                                                 10.6
Target Retirement 2030                                                  9.9
Target Retirement 2040                                                  4.0
Target Retirement 2050                                                  1.2
Target Retirement 2060                                                  0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2018, USAA and its affiliates owned 487,000 Adviser Shares and 510,000 R6 Shares, which represents 96.8% of the Adviser Shares outstanding, 76.8% of the R6 Shares outstanding, and 1.6% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

(10) UPCOMING ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the

================================================================================

50  | USAA GOVERNMENT SECURITIES FUND

================================================================================

premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                                 ----------------------------------------------------------------------------
                                     2018             2017             2016             2015             2014
                                 ----------------------------------------------------------------------------
Net asset value at
  beginning of period            $   9.86         $  10.00         $  10.04         $  10.02         $  10.08
                                 ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .20              .20              .22              .25              .28
  Net realized and
    unrealized gain (loss)           (.31)            (.14)            (.04)             .03             (.06)
                                 ----------------------------------------------------------------------------
Total from investment
  operations                         (.11)             .06              .18              .28              .22
                                 ----------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.20)            (.20)            (.22)            (.26)            (.28)
                                 ----------------------------------------------------------------------------
Net asset value at end
  of period                      $   9.55         $   9.86         $  10.00         $  10.04         $  10.02
                                 ============================================================================
Total return (%)*                   (1.09)             .62             1.80             2.78             2.20
Net assets at end
  of period (000)                $333,464         $390,897         $432,471         $435,421         $451,688
Ratios to average net assets:**
  Expenses (%)(b)                     .48              .48              .51              .51              .47(a)
  Net investment income (%)          2.09             2.02             2.17             2.52             2.78
Portfolio turnover (%)                 15               18               14               15                0

   * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended May 31, 2018, average net assets were $364,914,000.

(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

(b) Does not include acquired fund fees, if any.

================================================================================

52  | USAA GOVERNMENT SECURITIES FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                     PERIOD ENDED
                                                       YEAR ENDED MAY 31,               MAY 31,
                                                -------------------------------------------------
                                                    2018                2017              2016***
                                                -------------------------------------------------
Net asset value at beginning of period          $   9.86            $  10.00          $   9.94
                                                ----------------------------------------------
Income (loss) from investment operations:
  Net investment income                              .21                 .21               .18
  Net realized and unrealized gain (loss)           (.31)               (.14)              .06
                                                ----------------------------------------------
Total from investment operations                    (.10)                .07               .24
                                                ----------------------------------------------
Less distributions from:
  Net investment income                             (.21)               (.21)             (.18)
                                                ----------------------------------------------
Net asset value at end of period                $   9.55            $   9.86          $  10.00
                                                ==============================================

Total return (%)*                                  (1.01)                .71              2.39
Net assets at end of period (000)               $251,297            $133,607          $106,692
Ratios to average net assets:**
  Expenses (%)(b)                                    .39                 .40               .44(a)
  Net investment income (%)                         2.18                2.12              2.16(a)
Portfolio turnover (%)                                15                  18                14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $215,586,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  53

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MAY 31,
                                   ------------------------------------------------------------------
                                     2018           2017           2016           2015           2014
                                   ------------------------------------------------------------------
Net asset value at
  beginning of period              $ 9.85         $10.00         $10.04         $10.01         $10.07
                                   ------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .18            .17            .19            .22            .24
  Net realized and
    unrealized gain (loss)           (.31)          (.15)          (.04)           .04           (.06)
                                   ------------------------------------------------------------------
Total from investment
  operations                         (.13)           .02            .15            .26            .18
                                   ------------------------------------------------------------------
Less distributions from:
  Net investment income              (.18)          (.17)          (.19)          (.23)          (.24)
                                   ------------------------------------------------------------------
  Redemption fees added to
    beneficial interests              .00(a)           -              -            .00(a)           -
                                   ------------------------------------------------------------------
Net asset value at end
  of period                        $ 9.54         $ 9.85         $10.00         $10.04         $10.01
                                   ==================================================================
Total return (%)*                   (1.36)           .25           1.55           2.58           1.83
Net assets at end
  of period (000)                  $4,804         $6,089         $5,088         $5,116         $5,162
Ratios to average
  net assets:**
  Expenses (%)(d)                     .75            .75            .75            .80(c)         .84(b)
  Expenses, excluding
    reimbursements (%)(d)             .87            .93            .95           1.05            .84(b)
  Net investment income (%)          1.82           1.76           1.93           2.22           2.41
Portfolio turnover (%)                 15             18             14             15              0

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $5,373,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.90% of their average net assets.
(d) Does not include acquired fund fees, if any.

================================================================================

54  | USAA GOVERNMENT SECURITIES FUND

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED       PERIOD ENDED
                                                          MAY 31,           MAY 31,
                                                        -----------------------------
                                                          2018                2017***
                                                        -----------------------------
Net asset value at beginning of period                  $ 9.85              $ 9.80
                                                        --------------------------
Income (loss) from investment operations:
  Net investment income                                    .22                 .11
  Net realized and unrealized gain (loss)                 (.30)                .05
                                                        --------------------------
Total from investment operations                          (.08)                .16
                                                        --------------------------
Less distributions from:
  Net investment income                                   (.22)               (.11)
                                                        --------------------------
Net asset value at end of period                        $ 9.55              $ 9.85
                                                        ==========================
Total return (%)*                                         (.87)               1.62
Net assets at end of period (000)                       $6,345              $5,027
Ratios to average net assets:**
  Expenses (%)(b)                                          .35                 .35(a)
  Expenses, excluding reimbursements (%)(b)                .64                1.12(a)
  Net investment income (%)                               2.22                2.22(a)
Portfolio turnover (%)                                      15                  18

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $5,877,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  55

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

56  | USAA GOVERNMENT SECURITIES FUND

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                            BEGINNING               ENDING                DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE           DECEMBER 1, 2017 -
                                        DECEMBER 1, 2017         MAY 31, 2018              MAY 31, 2018
                                        -------------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $  992.00                   $2.38

Hypothetical
  (5% return before expenses)               1,000.00               1,022.54                    2.42

INSTITUTIONAL SHARES
Actual                                      1,000.00                 992.40                    1.99

Hypothetical
  (5% return before expenses)               1,000.00               1,022.94                    2.02

ADVISER SHARES
Actual                                      1,000.00                 990.60                    3.72

Hypothetical
  (5% return before expenses)               1,000.00               1,021.19                    3.78

R6 SHARES
Actual                                      1,000.00                 992.60                    1.73

Hypothetical
  (5% return before expenses)               1,000.00               1,023.06                    1.76

*Expenses are equal to the annualized expense ratio of 0.48% for Fund Shares, 0.40% for Institutional Shares, 0.75% for Adviser Shares, and 0.35% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/ 365 days for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.80)% for Fund Shares, (0.76)% for Institutional Shares, (0.94)% for Adviser Shares, and (0.74)% for R6 Shares, for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees

================================================================================

58  | USAA GOVERNMENT SECURITIES FUND

================================================================================

and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense

================================================================================

60  | USAA GOVERNMENT SECURITIES FUND

================================================================================

group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe for the one-year period ended December 31, 2017, and was above the average of its performance universe for the three-, five- and ten-year periods ended December 31, 2017, and was below its Lipper index for the one-, three and ten-year periods ended December 31, 2017, and was above its Lipper index for the five-year period ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2017, was in the top 50% of its performance universe for the three-year period ended December 31, 2017, was in the top 40% of its performance universe for the five-year period ended December 31, 2017, and was in the top 25% of its performance universe for the ten-year period ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

62  | USAA GOVERNMENT SECURITIES FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

64  | USAA GOVERNMENT SECURITIES FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA GOVERNMENT SECURITIES FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

68  | USAA GOVERNMENT SECURITIES FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

70  | USAA GOVERNMENT SECURITIES FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr

--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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================================================================================
23413-0718                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA GROWTH AND TAX STRATEGY FUND]

 ==============================================================

        ANNUAL REPORT
        USAA GROWTH AND TAX STRATEGY FUND
        MAY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

--------------------------------------------------------------------------------

JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

================================================================================

================================================================================

in the European Union. Fears about the future of the European Union drove a "flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Distributions to Shareholders                                              9

    Report of Independent Registered
      Public Accounting Firm                                                  10

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         40

    Financial Statements                                                      44

    Notes to Financial Statements                                             47

    Financial Highlights                                                      62

EXPENSE EXAMPLE                                                               63

ADVISORY AGREEMENT(S)                                                         65

TRUSTEES' AND OFFICERS' INFORMATION                                           73

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company           Northern Trust Investments, Inc.

    JOHN C. BONNELL, CFA                    CHRISTOPHER A. FRONK, CFA
    DALE R. HOFFMANN                        JACOB C. WEAVER, CFA

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The performance of the tax-exempt bond market was largely driven by supply-and-demand conditions. Supply was tight throughout the reporting period ended May 31, 2018, as interest rates increased and states and municipalities reduced new bond issuances. However, new bond issuances increased dramatically in December 2017 as Congress moved forward with legislation that eliminated the tax exemption for advance refunding bonds that were used by municipalities to reduce their interest burden. Many state and local governments rushed to get their debt into the marketplace in advance of the new law, which took effect on January 1, 2018. As a result, new bond issuances set an all-time record for a single month in December 2017. Supply dropped abruptly in early 2018, given that most planned new bond issuances had been pulled forward. Meanwhile, demand was exceptionally strong. As investors sought to reinvest the proceeds of maturing and called bonds, many new deals were significantly oversubscribed. The robust demand helped support municipal bond prices. Overall, the tax-exempt market followed the U.S. Treasury market, as it tends to do over time. The yield on a 30-year U.S. Treasury security rose 17 basis points during the reporting period, from 2.86% on May 31, 2017 to 3.03% on May 31, 2018. The yield on a 30-year AAA rated general obligation bond climbed 13 basis points, from 2.74% on May 31, 2017 to 2.87% on May 31, 2018. (A basis point is 1/100th of a percent.)

    U.S. stocks notched double-digit gains during the reporting period. Between June and December 2017, they posted a series of record highs,

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    fueled by better-than-expected corporate earnings, an improving employment picture, muted volatility, and a business-friendly U.S. tax-reform package. Volatility reemerged in February 2018, as investors appeared to interpret news of higher wage growth in January 2018 as an inflationary sign. Concerns about rising interest rates and trade protectionism drove new declines during March 2018. Volatility persisted in April and May 2018, though stocks generally recorded positive returns. In this environment, eight of the 11 sectors in the S&P 500 Index (the Index) advanced. The information technology sector produced the strongest positive returns, followed by energy, financials, and consumer discretionary. Of the sectors that declined, consumer staples posted the weakest returns, while telecommunication services and utilities recorded comparatively smaller losses.

o HOW DID THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund had a total return of 7.81% for the reporting period ended May 31, 2018. This compares to a total return of 14.37% for the Index, 1.11% for the Bloomberg Barclays Municipal Bond Index, and 7.01% for the Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Northern Trust Investments, Inc. (NTI) is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM?

    The municipal portion of the Fund continued to benefit from our focus on income generation. In managing the portfolio, we seek to maximize

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    tax-free income without taking undue risk. Over the long term, the income distribution provided by the municipal bond portion of the Fund and the compounding of that income, rather than price appreciation, accounts for most of the Fund's total return. In addition, we have maintained our commitment to independent credit research. As we have sought attractive investment opportunities, we have used fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. We have worked with our in-house team of analysts to select investments on a bond-by-bond basis. Through our research, we seek both to recognize relative value and avoid potential pitfalls. The municipal bond portion of the Fund remains well diversified and we avoid municipal bonds subject to the federal alternative minimum tax for individuals.

o   HOW DID THE EQUITY PORTION OF THE FUND PERFORM?

    The equity portion of the Fund generated a positive return for the reporting period. Stock selection contributed positively as we sought to match the Index's performance. Also, because the equity portion of the Fund's sector exposures are similar to those of the Index, the relative strength or weakness of certain sectors did not have an outsized impact on its returns. In keeping with our investment approach, we sought to limit both short-term and long-term capital gains. More specifically, we kept realized capital gains down by limiting the sale of securities that had increased in value and by realizing capital losses on securities that had decreased in value. We continued to manage the equity portion of the Fund's "active risk" (i.e., the risk that it will not perform in line with the Index because of our efforts to achieve tax efficiency). The equity portion of the Fund also continued to receive dividend income from its stock holdings. Because of the solid dividend growth of S&P 500(R) Index-listed companies, the Fund maintained a dividend yield similar to prior reporting periods.

    Thank you for allowing us to help you manage your investments.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Some income may have been subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH AND TAX STRATEGY FUND (THE FUND)
(Ticker Symbol: USBLX)

--------------------------------------------------------------------------------
                                                5/31/18             5/31/17
--------------------------------------------------------------------------------
Net Assets                                   $459.7 Million     $391.0 Million
Net Asset Value Per Share                        $19.77             $18.76

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
    1 YEAR                            5 YEARS                     10 YEARS
     7.81%                             7.45%                        6.48%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 5/31/18            EXPENSE RATIO AS OF 5/31/17**
--------------------------------------------------------------------------------
               2.07%                                      0.64%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2017, the base investment management fee was reduced from 0.50% to 0.30% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4   | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                                              BLOOMBERG
                                                                                 USAA GROWTH                  BARCLAYS
                            S&P 500                   COMPOSITE                    AND TAX                 MUNICIPAL BOND
                             INDEX                      INDEX                   STRATEGY FUND                   INDEX
05/31/08                  $10,000.00                  $10,000.00                  $10,000.00                 $10,000.00
06/30/08                    9,156.96                    9,558.55                    9,530.00                   9,887.13
07/31/08                    9,079.99                    9,542.38                    9,457.00                   9,924.71
08/31/08                    9,211.33                    9,665.91                    9,596.00                  10,040.85
09/30/08                    8,390.53                    9,029.02                    8,885.00                   9,569.99
10/31/08                    6,981.36                    8,295.95                    7,987.00                   9,472.31
11/30/08                    6,480.42                    8,042.58                    7,663.00                   9,502.42
12/31/08                    6,549.37                    8,145.58                    7,621.00                   9,640.96
01/31/09                    5,997.35                    8,000.61                    7,524.00                   9,993.85
02/28/09                    5,358.76                    7,640.38                    7,256.00                  10,046.35
03/31/09                    5,828.16                    7,942.31                    7,511.00                  10,048.19
04/30/09                    6,385.97                    8,371.65                    7,939.00                  10,248.92
05/31/09                    6,743.16                    8,631.07                    8,262.00                  10,357.34
06/30/09                    6,756.54                    8,594.30                    8,241.00                  10,260.31
07/31/09                    7,267.58                    8,965.91                    8,597.00                  10,431.98
08/31/09                    7,529.97                    9,195.88                    8,824.00                  10,610.32
09/30/09                    7,810.95                    9,531.81                    9,273.00                  10,991.10
10/31/09                    7,665.85                    9,342.08                    9,051.00                  10,760.38
11/30/09                    8,125.67                    9,636.70                    9,318.00                  10,849.29
12/31/09                    8,282.63                    9,738.37                    9,454.00                  10,885.95
01/31/10                    7,984.67                    9,608.61                    9,315.00                  10,942.65
02/28/10                    8,232.01                    9,793.78                    9,500.00                  11,048.71
03/31/10                    8,728.77                   10,046.84                    9,763.00                  11,022.26
04/30/10                    8,866.58                   10,185.37                    9,887.00                  11,156.21
05/31/10                    8,158.58                    9,861.39                    9,515.00                  11,239.88
06/30/10                    7,731.49                    9,632.32                    9,274.00                  11,246.56
07/31/10                    8,273.18                   10,002.06                    9,625.00                  11,386.80
08/31/10                    7,899.69                    9,924.82                    9,555.00                  11,647.51
09/30/10                    8,604.70                   10,314.87                    9,940.00                  11,629.30
10/31/10                    8,932.10                   10,475.77                   10,089.00                  11,597.09
11/30/10                    8,933.25                   10,361.16                    9,940.00                  11,365.20
12/31/10                    9,530.27                   10,562.33                   10,128.00                  11,144.95
01/31/11                    9,756.15                   10,632.19                   10,159.00                  11,062.85
02/28/11                   10,090.39                   10,889.20                   10,421.00                  11,238.97
03/31/11                   10,094.40                   10,871.19                   10,398.00                  11,201.52
04/30/11                   10,393.35                   11,123.15                   10,645.00                  11,402.12
05/31/11                   10,275.70                   11,171.02                   10,709.00                  11,596.96
06/30/11                   10,104.41                   11,108.67                   10,651.00                  11,637.42
07/31/11                    9,898.94                   11,069.36                   10,619.00                  11,756.19
08/31/11                    9,361.21                   10,902.93                   10,418.00                  11,957.31
09/30/11                    8,703.13                   10,620.01                   10,217.00                  12,080.92
10/31/11                    9,654.32                   11,120.61                   10,686.00                  12,036.01
11/30/11                    9,632.99                   11,145.68                   10,702.00                  12,107.11
12/31/11                    9,731.53                   11,313.60                   10,875.00                  12,337.44
01/31/12                   10,167.65                   11,685.66                   11,290.00                  12,622.76
02/29/12                   10,607.32                   11,919.38                   11,534.00                  12,635.20
03/31/12                   10,956.40                   12,053.30                   11,674.00                  12,553.10
04/30/12                   10,887.62                   12,095.74                   11,715.00                  12,697.92
05/31/12                   10,233.27                   11,823.82                   11,470.00                  12,803.33
06/30/12                   10,654.90                   12,036.06                   11,675.00                  12,789.58
07/31/12                   10,802.89                   12,216.21                   11,848.00                  12,992.27
08/31/12                   11,046.20                   12,347.68                   11,988.00                  13,007.07
09/30/12                   11,331.65                   12,532.29                   12,150.00                  13,085.64
10/31/12                   11,122.42                   12,447.61                   12,084.00                  13,122.56
11/30/12                   11,186.94                   12,592.89                   12,225.00                  13,338.75
12/31/12                   11,288.91                   12,558.94                   12,183.00                  13,173.89
01/31/13                   11,873.62                   12,880.43                   12,517.00                  13,228.75
02/28/13                   12,034.80                   12,980.57                   12,626.00                  13,268.82
03/31/13                   12,486.15                   13,168.85                   12,832.00                  13,211.60
04/30/13                   12,726.71                   13,362.42                   13,017.00                  13,356.42
05/31/13                   13,024.41                   13,413.31                   13,084.00                  13,193.27
06/30/13                   12,849.51                   13,123.36                   12,781.00                  12,819.69
07/31/13                   13,503.35                   13,360.75                   13,059.00                  12,707.61
08/31/13                   13,112.27                   13,081.75                   12,764.00                  12,526.25
09/30/13                   13,523.46                   13,421.21                   13,111.00                  12,795.86
10/31/13                   14,145.11                   13,757.15                   13,442.00                  12,896.95
11/30/13                   14,576.16                   13,930.21                   13,629.00                  12,870.37
12/31/13                   14,945.18                   14,069.34                   13,787.00                  12,837.50
01/31/14                   14,428.46                   14,001.20                   13,710.00                  13,087.60
02/28/14                   15,088.47                   14,379.71                   14,077.00                  13,241.06
03/31/14                   15,215.30                   14,447.40                   14,159.00                  13,263.32
04/30/14                   15,327.78                   14,590.93                   14,297.00                  13,422.68
05/31/14                   15,687.58                   14,848.39                   14,512.00                  13,595.52
06/30/14                   16,011.65                   14,993.51                   14,662.00                  13,607.31
07/31/14                   15,790.83                   14,914.98                   14,575.00                  13,631.27
08/31/14                   16,422.54                   15,282.85                   14,869.00                  13,796.39
09/30/14                   16,192.24                   15,194.94                   14,790.00                  13,810.40
10/31/14                   16,587.74                   15,419.24                   14,990.00                  13,905.07
11/30/14                   17,033.86                   15,620.55                   15,182.00                  13,929.16
12/31/14                   16,990.95                   15,646.14                   15,232.00                  13,999.35
01/31/15                   16,480.90                   15,587.31                   15,179.00                  14,247.48
02/28/15                   17,428.08                   15,902.03                   15,451.00                  14,100.56
03/31/15                   17,152.46                   15,814.13                   15,371.00                  14,141.29
04/30/15                   17,317.01                   15,836.73                   15,362.00                  14,067.04
05/31/15                   17,539.69                   15,904.29                   15,406.00                  14,028.15
06/30/15                   17,200.16                   15,757.83                   15,238.00                  14,015.45
07/31/15                   17,560.52                   15,969.15                   15,451.00                  14,116.93
08/31/15                   16,501.03                   15,552.85                   15,060.00                  14,144.69
09/30/15                   16,092.74                   15,441.60                   14,938.00                  14,247.09
10/31/15                   17,450.22                   16,061.55                   15,510.00                  14,303.78
11/30/15                   17,502.12                   16,118.15                   15,591.00                  14,360.61
12/31/15                   17,226.08                   16,066.07                   15,568.00                  14,461.57
01/31/16                   16,371.25                   15,812.75                   15,307.00                  14,634.15
02/29/16                   16,349.16                   15,816.77                   15,298.00                  14,657.06
03/31/16                   17,458.26                   16,327.20                   15,815.00                  14,703.55
04/30/16                   17,525.94                   16,421.74                   15,924.00                  14,811.71
05/31/16                   17,840.67                   16,578.88                   16,114.00                  14,851.77
06/30/16                   17,886.90                   16,743.24                   16,340.00                  15,087.99
07/31/16                   18,546.36                   17,026.61                   16,595.00                  15,097.16
08/31/16                   18,572.40                   17,050.04                   16,623.00                  15,117.59
09/30/16                   18,575.92                   17,004.70                   16,560.00                  15,042.16
10/31/16                   18,237.07                   16,766.94                   16,285.00                  14,884.25
11/30/16                   18,912.48                   16,702.47                   16,148.00                  14,329.19
12/31/16                   19,286.30                   16,958.90                   16,402.00                  14,497.45
01/31/17                   19,652.10                   17,165.14                   16,577.00                  14,593.03
02/28/17                   20,432.40                   17,537.41                   16,945.00                  14,694.38
03/31/17                   20,456.23                   17,567.49                   16,977.00                  14,726.20
04/30/17                   20,666.32                   17,718.80                   17,116.00                  14,833.05
05/31/17                   20,957.15                   17,985.69                   17,385.00                  15,068.48
06/30/17                   21,087.96                   18,000.70                   17,424.00                  15,014.40
07/31/17                   21,521.58                   18,247.39                   17,648.00                  15,135.92
08/31/17                   21,587.46                   18,348.93                   17,741.00                  15,251.15
09/30/17                   22,032.77                   18,467.96                   17,899.00                  15,173.63
10/31/17                   22,546.92                   18,686.61                   18,115.00                  15,210.55
11/30/17                   23,238.43                   18,889.48                   18,396.00                  15,129.11
12/31/17                   23,496.81                   19,092.61                   18,612.00                  15,287.29
01/31/18                   24,842.09                   19,460.94                   18,998.00                  15,107.37
02/28/18                   23,926.48                   19,106.16                   18,593.00                  15,062.20
03/31/18                   23,318.43                   18,926.40                   18,420.00                  15,117.72
04/30/18                   23,407.91                   18,921.93                   18,401.00                  15,063.77
05/31/18                   23,971.62                   19,246.21                   18,742.00                  15,236.35

                                   [END CHART]

                       Data from 5/31/08 through 5/31/18.

                      See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Composite Index reflects the fees and expenses of the underlying funds included in the Composite Index.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

The graph on page 5 illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the benchmarks listed below. The Manager has developed the Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the return of an index or indexes with similar asset allocations.

o The unmanaged S&P 500(R) Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Composite Index is comprised of 51% of the Lipper General Municipal Bond Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General Municipal Bond Funds Index tracks the total return performance of the funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 500(R) Index. Large-cap core funds have more latitude in the companies in which they invest. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500(R) Index.

o The unmanaged Bloomberg Barclays Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

================================================================================

6  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/18 o
                               (% of Net Assets)

Internet Software & Services .............................................. 2.4%
Diversified Banks ......................................................... 2.3%
Technology Hardware, Storage, & Peripherals ............................... 2.2%
Pharmaceuticals ........................................................... 2.1%
Systems Software .......................................................... 2.0%
Internet & Direct Marketing Retail ........................................ 1.9%
Semiconductors ............................................................ 1.9%
Data Processing & Outsourced Services ..................................... 1.4%
Aerospace & Defense ....................................................... 1.3%
Integrated Oil & Gas ...................................................... 1.3%

                         o TOP 5 TAX-EXEMPT BONDS - 5/31/18 o
                                (% of Net Assets)

City of Lewisville ........................................................ 1.1%
Health Care Facilities Auth. .............................................. 1.1%
Port of Port Arthur Navigation District ................................... 0.7%
West Contra Cost Unified School District .................................. 0.5%
Monterey Peninsula Unified School District ................................ 0.5%

                         o TOP 5 BLUE CHIP STOCKS - 5/31/18 o
                                (% of Net Assets)

Apple, Inc. ............................................................... 2.0%
Microsoft Corp. ........................................................... 1.6%
Amazon.com, Inc. .......................................................... 1.3%
Facebook, Inc. "A" ........................................................ 0.9%
Berkshire Hathaway, Inc. "B" .............................................. 0.8%

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                       o ASSET ALLOCATION* - 5/31/18 o

                       [PIE CHART OF ASSET ALLOCATION]

TAX-EXEMPT SECURITIES                                                      52.2%
BLUE CHIP STOCKS                                                           47.4%
GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS                               0.8%
U.S. TREASURY BILLS                                                         0.1%

                               [END OF PIE CHART]

*Does not include futures.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

           DIVIDEND RECEIVED
          DEDUCTION (CORPORATE           TAX-EXEMPT          QUALIFIED INTEREST
            SHAREHOLDERS)(1)            INCOME(1, 2)               INCOME
          ---------------------------------------------------------------------
                 100%                      69.86%                  $7,000
          ---------------------------------------------------------------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

For the fiscal year ended May 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH AND TAX STRATEGY FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Growth and Tax Strategy Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
July 24, 2018

================================================================================

10  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT SECURITIES (52.2%)

            MUNICIPAL OBLIGATIONS (52.2%)

            ALABAMA (0.3%)
$   1,000   Lower Alabama Gas District                                     5.00%          9/01/2046     $    1,233
                                                                                                        ----------
            ARIZONA (1.0%)
    1,300   City of Phoenix IDA                                            5.00           7/01/2046          1,376
    1,000   IDA                                                            5.00           7/01/2047          1,120
    1,000   Pima County IDA(a)                                             5.00           6/15/2047          1,006
    1,000   Student & Academic Services LLC
              (INS - Build America Mutual Assurance Co.)                   5.00           6/01/2044          1,091
                                                                                                        ----------
                                                                                                             4,593
                                                                                                        ----------
            CALIFORNIA (3.1%)
    1,200   Jurupa Public Financing Auth.                                  5.00           9/01/2042          1,341
    2,000   Monterey Peninsula Unified School
              District (PRE) (INS - Assured Guaranty
              Municipal Corp.)                                             5.50           8/01/2034          2,235
      600   Riverside County Public Financing Auth.
              (LIQ - Deutsche Bank A.G.)
              (LOC - Deutsche Bank A.G.)(a),(b),(c)                        1.11          11/01/2045            600
    1,000   State                                                          5.00           2/01/2043          1,112
    1,000   State                                                          5.00           8/01/2045          1,143
      210   Statewide Communities Development Auth.(c)                     0.98           4/01/2046            210
    1,000   Statewide Communities Development Auth.
              (INS - Assured Guaranty Municipal Corp.)                     5.00          11/15/2049          1,105
    1,000   Sutter Butte Flood Agency (INS - Build
              America Mutual Assurance Co.)                                5.00          10/01/2040          1,113
    1,500   Twin Rivers Unified School District
              (INS - Build America Mutual Assurance Co.)                   5.00           8/01/2040          1,660
    1,000   Val Verde Unified School District
              (INS - Build America Mutual Assurance Co.)                   5.00           8/01/2044          1,112
    4,435   West Contra Costa Unified School District
              (INS - National Public Finance Guarantee Corp.)              5.05(d)        8/01/2034          2,429
                                                                                                        ----------
                                                                                                            14,060
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            COLORADO (1.9%)
$   1,000   Denver Convention Center Hotel Auth.                           5.00%         12/01/2040     $    1,111
      710   Educational & Cultural Facilities Auth.                        5.00           4/01/2048            794
    1,000   Health Facilities Auth.                                        5.00          12/01/2042          1,060
    1,000   Health Facilities Auth.                                        5.00           6/01/2045          1,078
      250   Park Creek Metropolitan District                               5.00          12/01/2041            280
    1,000   Park Creek Metropolitan District                               5.00          12/01/2045          1,116
    1,000   Rampart Range Metropolitan District No. 1
              (INS - Assured Guaranty Municipal Corp.)                     5.00          12/01/2047          1,133
    2,000   Regional Transportation District                               5.38           6/01/2031          2,123
                                                                                                        ----------
                                                                                                             8,695
                                                                                                        ----------
            CONNECTICUT (0.3%)
    4,579   Mashantucket (Western) Pequot Tribe(e),(f)                     6.05(g)        7/01/2031            143
    1,000   State                                                          5.00           4/15/2037          1,115
                                                                                                        ----------
                                                                                                             1,258
                                                                                                        ----------
            DISTRICT OF COLUMBIA (0.3%)
    1,100   District                                                       5.00           7/01/2042          1,190
                                                                                                        ----------
            FLORIDA (2.8%)
    1,000   City of Jacksonville                                           5.00          10/01/2029          1,100
    1,875   Escambia County Housing Finance Auth. (PRE)
              (INS - Assured Guaranty Municipal Corp.)                     5.75           6/01/2031          1,949
    1,000   Halifax Hospital Medical Center                                5.00           6/01/2046          1,081
    2,000   Lee County IDA                                                 5.00          11/01/2025          2,145
      645   Lee County IDA                                                 5.50          10/01/2047            695
    1,300   Miami-Dade County Water & Sewer System (PRE)                   5.00          10/01/2034          1,393
      700   Sarasota County Health Facilities Auth.(h)                     5.00           5/15/2038            770
    1,000   Southeast Overtown Park West
              Community Redev. Agency(a)                                   5.00           3/01/2030          1,102
    1,505   Tampa-Hillsborough County Expressway Auth.                     5.00           7/01/2037          1,641
    1,000   Volusia County Educational Facility Auth.                      5.00          10/15/2045          1,110
                                                                                                        ----------
                                                                                                            12,986
                                                                                                        ----------
            GEORGIA (0.2%)
    1,000   Glynn-Brunswick Memorial Hospital Auth.                        5.00           8/01/2047          1,103
                                                                                                        ----------
            GUAM (0.4%)
      750   Antonio B Won Pat International Airport Auth.
              (INS - Assured Guaranty Municipal Corp.)                     5.50          10/01/2033            841
    1,000   Waterworks Auth.                                               5.50           7/01/2043          1,088
                                                                                                        ----------
                                                                                                             1,929
                                                                                                        ----------

================================================================================

12  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            ILLINOIS (5.4%)
$   1,000   Bureau County Township HSD #502
              (INS - Build America Mutual Assurance Co.)                   5.00%         12/01/2037     $    1,135
      800   Chicago Board of Education (LIQ -
              Barclays Bank plc) (LOC - Barclays Bank plc)(a),(b),(c)      1.24           4/01/2046            800
    1,000   Chicago Midway International Airport                           5.00           1/01/2046          1,105
    1,000   Chicago O'Hare International Airport
              (INS - Assured Guaranty Municipal Corp.)                     5.25           1/01/2033          1,109
    1,000   Chicago O'Hare International Airport                           5.00           1/01/2041          1,129
    1,000   City of Chicago Wastewaster Transmission                       5.00           1/01/2044          1,064
    1,000   City of Chicago Wastewaster Transmission                       5.00           1/01/2047          1,088
    1,000   City of Chicago Waterworks                                     5.00          11/01/2044          1,078
    1,000   Cook County                                                    5.00          11/15/2038          1,146
    1,000   Cook County CCD No. 508 (INS - Build
              America Mutual Assurance Co.)                                5.00          12/01/2047          1,088
    1,000   Educational Facilities Auth.                                   4.00          11/01/2036          1,018
    1,000   Finance Auth.                                                  3.90           3/01/2030          1,034
    2,000   Finance Auth. (PRE)                                            6.00          10/01/2032          2,216
    1,000   Finance Auth.                                                  5.00           5/15/2037          1,081
    1,275   Finance Auth.                                                  5.00           5/15/2040          1,340
    1,000   Finance Auth.                                                  4.00          10/01/2040          1,027
    1,000   Finance Auth.                                                  4.00           2/15/2041          1,022
    1,000   Finance Auth.                                                  5.00           8/15/2044          1,068
    1,000   Finance Auth.                                                  5.00           5/15/2045          1,084
    1,000   Northern Illinois Municipal Power Agency                       4.00          12/01/2041          1,017
    1,235   Sangamon County Water Reclamation District                     5.75           1/01/2053          1,408
      700   State (LIQ - Deutsche Bank A.G.)
              (LOC - Deutsche Bank A.G.)(a),(b),(c)                        1.31           7/01/2031            700
                                                                                                        ----------
                                                                                                            24,757
                                                                                                        ----------
            INDIANA (1.4%)
      500   Ball State University (PRE)                                    5.00           7/01/2030            532
    1,000   Evansville Redevelopment Auth. (INS -
              Build America Mutual Assurance Co.)                          4.00           2/01/2039          1,043
    1,250   Finance Auth.                                                  5.38          11/01/2032          1,269
    1,000   Finance Auth.                                                  5.00           2/01/2040          1,094
    1,000   Finance Auth.                                                  5.00          10/01/2044          1,051
    1,500   Richmond Hospital Auth.                                        5.00           1/01/2039          1,645
                                                                                                        ----------
                                                                                                             6,634
                                                                                                        ----------
            KANSAS (1.4%)
    1,000   City of Coffeyville Electric System (INS -
              National Public Finance Guarantee Corp.)(a)                  5.00           6/01/2042          1,082
    1,500   City of Lawrence                                               5.00           7/01/2043          1,702

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$   1,000   City of Wichita                                                4.63%          9/01/2033     $      998
    1,250   Wyandotte County & Kansas City Unified
              Government Utility System                                    5.00           9/01/2044          1,387
    1,000   Wyandotte County & Kansas City Unified
              Government Utility System                                    5.00           9/01/2045          1,115
                                                                                                        ----------
                                                                                                             6,284
                                                                                                        ----------
            KENTUCKY (0.9%)
    1,000   City of Ashland                                                5.00           2/01/2040          1,066
    1,000   Economic Dev. Finance Auth. (PRE)
              (INS - Assured Guaranty Corp.)                               6.00          12/01/2033          1,000
    1,000   Economic Dev. Finance Auth. (INS -
              Assured Guaranty Municipal Corp.)                            5.00          12/01/2045          1,103
    1,000   Economic Dev. Finance Auth.                                    5.00           5/15/2046          1,050
                                                                                                        ----------
                                                                                                             4,219
                                                                                                        ----------
            LOUISIANA (3.1%)
    1,000   City of Shreveport Water & Sewer                               5.00          12/01/2040          1,114
    1,000   City of Shreveport Water & Sewer Revenue
              (INS - Build America Mutual Assurance Co.)                   5.00          12/01/2039          1,131
    1,000   Environmental Facilities & Community
              Development Auth. (INS - Assured Guaranty
              Municipal Corp.)                                             5.00          10/01/2043          1,132
      705   Local Government Environmental Facilities and
              Community Dev. Auth. (INS - ACA Financial
              Guaranty Corp.)                                              6.55           9/01/2025            782
    1,000   Local Government Environmental Facilities and
              Community Dev. Auth. (INS - Assured Guaranty
              Municipal Corp.)                                             5.00          10/01/2039          1,137
    1,000   Local Government Environmental Facilities and
              Community Dev. Auth. (INS - Assured Guaranty
              Municipal Corp.)                                             4.00          10/01/2046          1,024
      600   Parish of St. James(c)                                         1.19          11/01/2040            600
    1,000   Public Facilities Auth.                                        5.00          11/01/2045          1,090
    1,000   Public Facilities Auth. (INS - Build America
              Mutual Assurance Co.)                                        5.25           6/01/2051          1,094
    1,000   Public Facilities Auth.                                        5.00           7/01/2052          1,095
    1,000   Public Facilities Auth.                                        4.00           1/01/2056          1,012
    1,500   State                                                          5.00           5/01/2045          1,717
    1,000   Tobacco Settlement Financing Corp.                             5.25           5/15/2035          1,084
                                                                                                        ----------
                                                                                                            14,012
                                                                                                        ----------
            MAINE (0.2%)
    1,000   Health & Higher Education Facilities Auth.                     4.00           7/01/2046            906
                                                                                                        ----------

================================================================================

14  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            MASSACHUSETTS (1.7%)
$   1,000   Dev. Finance Agency                                            5.00%          4/15/2040     $    1,067
    1,000   Dev. Finance Agency                                            5.25          11/15/2041          1,106
    1,000   Dev. Finance Agency                                            5.75           7/15/2043          1,088
    1,000   Dev. Finance Agency                                            5.00           7/01/2044          1,087
    1,000   Dev. Finance Agency                                            5.50           7/01/2044          1,094
    1,000   Dev. Finance Agency                                            5.00           7/01/2046          1,096
    1,000   Dev. Finance Agency(a)                                         5.00          10/01/2057          1,058
                                                                                                        ----------
                                                                                                             7,596
                                                                                                        ----------
            MICHIGAN (1.3%)
    1,000   City of Wyandotte Electric System (INS -
              Build America Mutual Assurance Co.)                          5.00          10/01/2044          1,082
    1,000   Karegnondi Water Auth.                                         5.00          11/01/2041          1,117
    1,250   Lincoln Consolidated School District
              (INS - Assured Guaranty Municipal Corp.)                     5.00           5/01/2040          1,408
    1,000   Livonia Public Schools School District
              (INS - Assured Guaranty Municipal Corp.)                     5.00           5/01/2045          1,118
    1,000   Wayne County Airport Auth.                                     5.00          12/01/2044          1,105
                                                                                                        ----------
                                                                                                             5,830
                                                                                                        ----------
            MINNESOTA (0.5%)
    1,000   City of St. Paul Housing & Redev. Auth. (PRE)                  5.00          11/15/2044          1,179
    1,000   City of St. Paul Housing & Redev. Auth.                        5.00          11/15/2047          1,134
                                                                                                        ----------
                                                                                                             2,313
                                                                                                        ----------
            MISSOURI (0.5%)
    1,270   Health & Educational Facilities Auth.                          5.00           8/01/2045          1,344
    1,000   St. Louis Municipal Finance Corp. (INS -
              Assured Guaranty Municipal Corp.)                            5.00          10/01/2038          1,142
                                                                                                        ----------
                                                                                                             2,486
                                                                                                        ----------
            NEBRASKA (0.2%)
    1,000   Douglas County Hospital Auth. No. 3                            5.00          11/01/2048          1,097
                                                                                                        ----------
            NEVADA (0.9%)
    1,000   Carson City                                                    5.00           9/01/2042          1,103
    1,555   Las Vegas Convention and Visitors Auth.                        4.00           7/01/2041          1,594
    1,500   Las Vegas Redev. Agency                                        5.00           6/15/2045          1,645
                                                                                                        ----------
                                                                                                             4,342
                                                                                                        ----------
            NEW JERSEY (2.8%)
    1,000   EDA                                                            5.00           6/15/2029          1,065
    2,000   EDA (PRE)                                                      5.00           9/01/2033          2,016
    1,000   EDA                                                            4.00           7/01/2034          1,000
      500   EDA (INS - Assured Guaranty Municipal Corp.)                   5.00           6/01/2037            562

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$   2,000   EDA                                                            5.00%          6/15/2042     $    2,143
    1,000   EDA                                                            5.00           6/15/2047          1,070
    1,000   Educational Facilities Auth.                                   5.00           9/01/2036          1,074
    1,000   Health Care Facilities Financing Auth.                         5.00          10/01/2037          1,085
    1,250   South Jersey Transportation Auth. LLC                          5.00          11/01/2039          1,364
      500   Tobacco Settlement Financing Corp.                             5.25           6/01/2046            563
    1,000   Transportation Trust Fund Auth.                                5.00           6/15/2044          1,051
                                                                                                        ----------
                                                                                                            12,993
                                                                                                        ----------
            NEW MEXICO (0.2%)
    1,000   City of Farmington                                             5.90           6/01/2040          1,069
                                                                                                        ----------
            NEW YORK (2.1%)
      230   City of New York (PRE)                                         5.25           8/15/2023            232
      770   City of New York                                               5.25           8/15/2023            776
    1,000   Dormitory Auth. (PRE)                                          5.50           5/01/2037          1,035
    1,205   Dormitory Auth. (INS - AMBAC Assurance Corp.)                  5.50           7/01/2040          1,593
    1,000   MTA                                                            5.00          11/15/2042          1,096
    2,000   New York City Trust for Cultural Res.                          5.00          12/01/2039          2,084
      630   New York Liberty Dev. Corp.                                    5.25          10/01/2035            792
    1,500   New York Liberty Dev. Corp.                                    5.50          10/01/2037          1,943
                                                                                                        ----------
                                                                                                             9,551
                                                                                                        ----------
            NORTH CAROLINA (0.2%)
    1,000   Medical Care Commission                                        5.00          10/01/2035          1,104
                                                                                                        ----------
            NORTH DAKOTA (0.2%)
    1,000   Ward County                                                    5.00           6/01/2048          1,093
                                                                                                        ----------
            OHIO (0.2%)
      750   Southeastern Ohio Port Auth.                                   5.00          12/01/2043            780
                                                                                                        ----------
            OKLAHOMA (0.9%)
    1,315   Comanche County Hospital Auth.                                 5.00           7/01/2032          1,362
    1,000   Dev. Finance Auth.                                             5.50           8/15/2057          1,139
      600   Muskogee Industrial Trust(c)                                   1.15           1/01/2025            600
      750   Tulsa County Industrial Auth.                                  5.25          11/15/2037            834
                                                                                                        ----------
                                                                                                             3,935
                                                                                                        ----------
            PENNSYLVANIA (4.8%)
    1,000   Altoona Area School District (INS - Build
              America Mutual Assurance Co.)(h)                             5.00          12/01/2048          1,113
      350   Berks County IDA                                               5.00           5/15/2043            381
    1,500   Berks County IDA                                               5.00          11/01/2050          1,670
    1,125   Butler County Hospital Auth.                                   5.00           7/01/2039          1,233
    1,000   Chester County IDA                                             5.00          10/01/2044          1,063
    1,000   Commonwealth Financing Auth.                                   5.00           6/01/2035          1,131
    1,000   Commonwealth of Pennsylvania                                   5.00           7/01/2043          1,112

================================================================================

16  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$   1,625   Indiana County Hospital Auth.                                  6.00%          6/01/2039     $    1,769
    1,000   Lancaster County Hospital Auth.                                5.00          11/01/2035          1,105
    1,000   Montgomery County IDA                                          5.25           1/15/2045          1,076
    1,000   Northampton County General Purpose Auth.                       4.00           8/15/2040          1,017
    1,000   Northampton County General Purpose Auth.(h)                    5.00           8/15/2043          1,128
    1,000   Pennsylvania Turnpike Commission(h)                            5.00          12/01/2039          1,139
    1,000   Philadelphia School District                                   5.00           9/01/2037          1,114
    1,000   Philadelphia School District                                   5.00           9/01/2038          1,133
    1,500   Reading School District (INS - Assured
              Guaranty Municipal Corp.)                                    5.00           3/01/2038          1,691
    1,000   Turnpike Commission                                            5.25          12/01/2044          1,121
    1,000   Turnpike Commission                                            5.00          12/01/2046          1,090
    1,000   Turnpike Commission                                            5.00          12/01/2047          1,124
                                                                                                        ----------
                                                                                                            22,210
                                                                                                        ----------
            PUERTO RICO (0.2%)
    1,000   Commonwealth (INS - Assured Guaranty
              Municipal Corp.)                                             5.00           7/01/2035          1,040
                                                                                                        ----------
            RHODE ISLAND (0.3%)
       40   Housing and Mortgage Finance Corp.                             6.85          10/01/2024             40
    1,000   Rhode Island Turnpike & Bridge Auth.                           5.00          10/01/2040          1,125
                                                                                                        ----------
                                                                                                             1,165
                                                                                                        ----------
            SOUTH CAROLINA (0.5%)
    2,000   Piedmont Municipal Power Agency (INS -
              Assured Guaranty Municipal Corp.)                            5.75           1/01/2034          2,198
                                                                                                        ----------
            TENNESSEE (1.1%)
    1,050   Chattanooga Health Educational &
              Housing Facility Board(c)                                    1.28           5/01/2039          1,050
    1,500   Greeneville Health & Educational Facilities Board(h)           5.00           7/01/2037          1,711
    1,000   Metropolitan Government of Nashville
              and Davidson County Health and
              Educational Facilities Board                                 5.00          10/01/2045          1,086
    1,000   Metropolitan Government of Nashville
              and Davidson County Health and
              Educational Facilities Board                                 5.00           7/01/2046          1,114
                                                                                                        ----------
                                                                                                             4,961
                                                                                                        ----------
            TEXAS (7.5%)
    1,380   Austin Convention Enterprises, Inc.                            5.00           1/01/2034          1,519
    1,000   Bexar County Health Facilities Development Corp.               5.00           7/15/2037          1,087
    1,000   Central Texas Regional Mobility Auth.                          4.00           1/01/2041          1,001
    1,000   Central Texas Regional Mobility Auth.                          5.00           1/01/2045          1,091
    1,000   Central Texas Turnpike System                                  5.00           8/15/2042          1,085

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$   1,000   City of Arlington (INS - Assured Guaranty
              Municipal Corp.)                                             5.00%          2/15/2048     $    1,148
    1,000   City of Houston                                                5.00           9/01/2039          1,098
    1,000   City of Houston                                                5.00           9/01/2040          1,098
    1,000   City of Laredo Waterworks & Sewer System                       4.00           3/01/2041          1,031
    4,890   City of Lewisville (INS - ACA Financial
              Guaranty Corp.)                                              5.80           9/01/2025          5,101
    1,000   Clifton Higher Education Finance Corp.
              (NBGA - Texas Permanent School Fund)                         5.00           8/15/2039          1,107
    1,000   Harris County Cultural Education Facilities
              Finance Corp.                                                5.00           6/01/2038          1,061
    1,000   Harris County Hospital District                                4.00           2/15/2042          1,015
    1,000   Karnes County Hospital District                                5.00           2/01/2044          1,043
    1,000   Little Elm Independent School District
              (NBGA - Texas Permanent School Fund)                         5.00           8/15/2046          1,163
    1,000   Matagorda County Navigation District No. 1                     4.00           6/01/2030          1,030
    1,000   Mesquite Health Facility Dev. Corp.                            5.00           2/15/2035          1,041
      225   New Hope Cultural Education Facilities
              Finance Corp. (INS - Assured Guaranty
              Municipal Corp.)                                             5.00           7/01/2038            251
    1,600   New Hope Cultural Education Facilities
              Finance Corp.                                                5.00           4/01/2047          1,730
    1,000   New Hope Cultural Education Facilities
              Finance Corp.                                                5.00           7/01/2047            833
    1,500   North Texas Tollway Auth.                                      5.00           1/01/2031          1,670
    1,000   North Texas Tollway Auth.                                      5.00           1/01/2045          1,100
    3,075   Port of Port Arthur Navigation District(c)                     1.16          11/01/2040          3,075
    1,000   Tarrant County Cultural Education
              Facilities Finance Corp.                                     5.00          11/15/2036          1,053
    1,000   Tarrant County Cultural Education
              Facilities Finance Corp.                                     5.00          11/15/2045          1,047
    1,000   Tarrant County Cultural Education Facilities
              Finance Corp.                                                5.00          11/15/2046          1,098
                                                                                                        ----------
                                                                                                            34,576
                                                                                                        ----------
            VIRGINIA (0.2%)
    1,000   Alexandria IDA                                                 5.00          10/01/2050          1,099
                                                                                                        ----------
            WASHINGTON (2.1%)
    5,000   Health Care Facilities Auth. (LIQ - J.P. Morgan
              Chase & Co.)(a),(b),(c)                                      1.41           2/01/2019          5,000
    1,500   Health Care Facilities Auth. (LIQ - Deutsche
              Bank A.G.) (LOC - Deutsche Bank A.G.)(a),(c)                 1.23           1/01/2035          1,500
    1,000   Health Care Facilities Auth.                                   4.00           7/01/2042          1,021
    1,000   Health Care Facilities Auth.                                   5.00           1/01/2047          1,108

================================================================================

18  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$   1,000   Housing Finance Commission                                     5.00%          1/01/2038     $    1,106
                                                                                                        ----------
                                                                                                             9,735
                                                                                                        ----------
            WEST VIRGINIA (0.3%)
    1,500   Pleasants County(i)                                            5.25          10/15/2037          1,501
                                                                                                        ----------
            WISCONSIN (0.5%)
    1,000   Health & Educational Facilities Auth.                          5.25           4/15/2035          1,085
    1,000   Health & Educational Facilities Auth.                          5.00           9/15/2045          1,041
                                                                                                        ----------
                                                                                                             2,126
                                                                                                        ----------
            WYOMING (0.3%)
    1,250   Laramie County                                                 5.00           5/01/2037          1,341
                                                                                                        ----------
            Total Municipal Obligations (cost: $236,450)                                                   240,000
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (47.4%)

            BLUE CHIP STOCKS (47.4%)

            CONSUMER DISCRETIONARY (6.1%)
            -----------------------------
            ADVERTISING (0.1%)
    3,603   Interpublic Group of Companies, Inc.                                                                81
    2,152   Omnicom Group, Inc.                                                                                155
                                                                                                        ----------
                                                                                                               236
                                                                                                        ----------
            APPAREL RETAIL (0.2%)
    1,129   Foot Locker, Inc.                                                                                   61
    2,024   Gap, Inc.                                                                                           56
    2,332   L Brands, Inc.                                                                                      79
    4,158   Ross Stores, Inc.                                                                                  328
    5,909   TJX Companies, Inc.                                                                                534
                                                                                                        ----------
                                                                                                             1,058
                                                                                                        ----------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
    3,343   Hanesbrands, Inc.                                                                                   61
    1,422   Michael Kors Holdings Ltd.(k)                                                                       82
      713   PVH Corp.                                                                                          114
      517   Ralph Lauren Corp.                                                                                  70
    3,100   Tapestry, Inc.                                                                                     135
    1,669   Under Armour, Inc. "A"(j)                                                                           35
    1,654   Under Armour, Inc. "C"(j)                                                                           31
    3,583   VF Corp.                                                                                           291
                                                                                                        ----------
                                                                                                               819
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            AUTO PARTS & EQUIPMENT (0.1%)
    2,482   Aptiv plc                                                                                   $      242
    1,744   BorgWarner, Inc.                                                                                    85
        1   Delphi Technologies plc                                                                              -
                                                                                                        ----------
                                                                                                               327
                                                                                                        ----------
            AUTOMOBILE MANUFACTURERS (0.2%)
   36,855   Ford Motor Co.                                                                                     426
   11,947   General Motors Co.                                                                                 510
                                                                                                        ----------
                                                                                                               936
                                                                                                        ----------
            AUTOMOTIVE RETAIL (0.1%)
      687   Advance Auto Parts, Inc.                                                                            88
      255   AutoZone, Inc.(j)                                                                                  166
    1,691   CarMax, Inc.(j)                                                                                    117
      788   O'Reilly Automotive, Inc.(j)                                                                       212
                                                                                                        ----------
                                                                                                               583
                                                                                                        ----------
            BROADCASTING (0.1%)
    3,467   CBS Corp. "B"                                                                                      175
    2,795   Discovery, Inc.(j)                                                                                  55
    1,428   Discovery, Inc. "A"(j)                                                                              30
                                                                                                        ----------
                                                                                                               260
                                                                                                        ----------
            CABLE & SATELLITE (0.4%)
    1,798   Charter Communications, Inc. "A"(j)                                                                470
   43,851   Comcast Corp. "A"                                                                                1,367
    2,074   DISH Network Corp. "A"(j)                                                                           61
                                                                                                        ----------
                                                                                                             1,898
                                                                                                        ----------
            CASINOS & GAMING (0.1%)
    5,546   MGM Resorts International                                                                          175
      757   Wynn Resorts Ltd.                                                                                  148
                                                                                                        ----------
                                                                                                               323
                                                                                                        ----------
            COMPUTER & ELECTRONICS RETAIL (0.0%)
    2,415   Best Buy Co., Inc.                                                                                 165
                                                                                                        ----------
            CONSUMER ELECTRONICS (0.0%)
    1,028   Garmin Ltd.                                                                                         62
                                                                                                        ----------
            DEPARTMENT STORES (0.1%)
    1,536   Kohl's Corp.                                                                                       102
    2,843   Macy's, Inc.                                                                                        99
    1,034   Nordstrom, Inc.                                                                                     51
                                                                                                        ----------
                                                                                                               252
                                                                                                        ----------

================================================================================

20  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            DISTRIBUTORS (0.0%)
    1,337   Genuine Parts Co.                                                                           $      121
    2,886   LKQ Corp.(j)                                                                                        92
                                                                                                        ----------
                                                                                                               213
                                                                                                        ----------
            FOOTWEAR (0.2%)
   12,098   NIKE, Inc. "B"                                                                                     869
                                                                                                        ----------
            GENERAL MERCHANDISE STORES (0.2%)
    2,461   Dollar General Corp.                                                                               215
    2,162   Dollar Tree, Inc.(j)                                                                               179
    5,038   Target Corp.                                                                                       367
                                                                                                        ----------
                                                                                                               761
                                                                                                        ----------
            HOME FURNISHINGS (0.0%)
    1,214   Leggett & Platt, Inc.                                                                               50
      597   Mohawk Industries, Inc.(j)                                                                         122
                                                                                                        ----------
                                                                                                               172
                                                                                                        ----------
            HOME IMPROVEMENT RETAIL (0.6%)
   11,047   Home Depot, Inc.                                                                                 2,061
    7,719   Lowe's Companies, Inc.                                                                             733
                                                                                                        ----------
                                                                                                             2,794
                                                                                                        ----------
            HOMEBUILDING (0.1%)
    3,224   DR Horton, Inc.                                                                                    136
    2,566   Lennar Corp. "A"                                                                                   133
        1   Lennar Corp. "B"                                                                                     -
    2,649   PulteGroup, Inc.                                                                                    80
                                                                                                        ----------
                                                                                                               349
                                                                                                        ----------
            HOTELS, RESORTS & CRUISE LINES (0.3%)
    3,853   Carnival Corp.                                                                                     240
    1,874   Hilton Worldwide Holdings, Inc.                                                                    151
    2,837   Marriott International, Inc. "A"                                                                   384
    2,244   Norwegian Cruise Line Holdings Ltd.(j)                                                             117
    1,606   Royal Caribbean Cruises Ltd.                                                                       169
      970   Wyndham Worldwide Corp.                                                                            105
                                                                                                        ----------
                                                                                                             1,166
                                                                                                        ----------
            HOUSEHOLD APPLIANCES (0.0%)
      674   Whirlpool Corp.                                                                                     98
                                                                                                        ----------
            HOUSEWARES & SPECIALTIES (0.0%)
    4,542   Newell Brands, Inc.                                                                                107
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            INTERNET & DIRECT MARKETING RETAIL (1.9%)
    3,802   Amazon.com, Inc.(j)                                                                         $    6,196
      461   Booking Holdings, Inc.(j)                                                                          972
    1,162   Expedia Group, Inc.                                                                                141
    4,105   Netflix, Inc.(j)                                                                                 1,443
      975   TripAdvisor, Inc.(j)                                                                                51
                                                                                                        ----------
                                                                                                             8,803
                                                                                                        ----------
            LEISURE PRODUCTS (0.0%)
    1,004   Hasbro, Inc.                                                                                        87
    3,027   Mattel, Inc.                                                                                        47
                                                                                                        ----------
                                                                                                               134
                                                                                                        ----------
            MOTORCYCLE MANUFACTURERS (0.0%)
    1,559   Harley-Davidson, Inc.                                                                               64
                                                                                                        ----------
            MOVIES & ENTERTAINMENT (0.6%)
    7,268   Time Warner, Inc.                                                                                  684
    9,956   Twenty-First Century Fox, Inc. "A"                                                                 384
    4,100   Twenty-First Century Fox, Inc. "B"                                                                 156
    3,276   Viacom, Inc. "B"                                                                                    89
   14,226   Walt Disney Co.                                                                                  1,415
                                                                                                        ----------
                                                                                                             2,728
                                                                                                        ----------
            PUBLISHING (0.0%)
    3,584   News Corp. "A"                                                                                      54
                                                                                                        ----------
            RESTAURANTS (0.5%)
      222   Chipotle Mexican Grill, Inc.(j)                                                                     95
    1,066   Darden Restaurants, Inc.                                                                            93
    7,541   McDonald's Corp.                                                                                 1,207
   13,440   Starbucks Corp.                                                                                    762
    3,123   Yum! Brands, Inc.                                                                                  254
                                                                                                        ----------
                                                                                                             2,411
                                                                                                        ----------
            SPECIALIZED CONSUMER SERVICES (0.0%)
    1,952   H&R Block, Inc.                                                                                     54
                                                                                                        ----------
            SPECIALTY STORES (0.1%)
      930   Tiffany & Co.                                                                                      121
    1,196   Tractor Supply Co.                                                                                  89
      551   Ulta Salon Cosmetics & Fragrance, Inc.(j)                                                          136
                                                                                                        ----------
                                                                                                               346
                                                                                                        ----------
            TIRES & RUBBER (0.0%)
    2,283   Goodyear Tire & Rubber Co.                                                                          56
                                                                                                        ----------
            Total Consumer Discretionary                                                                    28,098
                                                                                                        ----------

================================================================================

22  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            CONSUMER STAPLES (3.3%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
    5,283   Archer-Daniels-Midland Co.                                                                  $      231
                                                                                                        ----------
            BREWERS (0.0%)
    1,717   Molson Coors Brewing Co. "B"                                                                       106
                                                                                                        ----------
            DISTILLERS & VINTNERS (0.1%)
    2,845   Brown-Forman Corp. "B"                                                                             161
    1,572   Constellation Brands, Inc. "A"                                                                     351
                                                                                                        ----------
                                                                                                               512
                                                                                                        ----------
            DRUG RETAIL (0.1%)
    8,201   Walgreens Boots Alliance, Inc.                                                                     512
                                                                                                        ----------
            FOOD DISTRIBUTORS (0.1%)
    5,225   Sysco Corp.                                                                                        340
                                                                                                        ----------
            FOOD RETAIL (0.0%)
    8,402   Kroger Co.                                                                                         204
                                                                                                        ----------
            HEALTH CARE SERVICES (0.1%)
    9,390   CVS Health Corp.                                                                                   595
                                                                                                        ----------
            HOUSEHOLD PRODUCTS (0.6%)
    2,300   Church & Dwight Co., Inc.                                                                          108
    1,204   Clorox Co.                                                                                         146
    8,295   Colgate-Palmolive Co.                                                                              523
    3,274   Kimberly-Clark Corp.                                                                               330
   24,070   Procter & Gamble Co.                                                                             1,761
                                                                                                        ----------
                                                                                                             2,868
                                                                                                        ----------
            HYPERMARKETS & SUPER CENTERS (0.4%)
    4,051   Costco Wholesale Corp.                                                                             803
   13,567   Walmart, Inc.                                                                                    1,120
                                                                                                        ----------
                                                                                                             1,923
                                                                                                        ----------
            PACKAGED FOODS & MEATS (0.5%)
    1,817   Campbell Soup Co.                                                                                   61
    3,859     Conagra Brands, Inc.                                                                             143
    5,320   General Mills, Inc.                                                                                225
    1,318   Hershey Co.                                                                                        119
    2,891   Hormel Foods Corp.                                                                                 104
    1,034   JM Smucker Co.                                                                                     111
    2,322   Kellogg Co.                                                                                        149
    5,639   Kraft Heinz Co.                                                                                    324
    1,117   McCormick & Co., Inc.                                                                              113

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
   14,079   Mondelez International, Inc. "A"                                                            $      553
    2,778   Tyson Foods, Inc. "A"                                                                              187
                                                                                                        ----------
                                                                                                             2,089
                                                                                                        ----------
            PERSONAL PRODUCTS (0.1%)
    4,173   Coty, Inc. "A"                                                                                      55
    2,082   Estee Lauder Companies, Inc. "A"                                                                   311
                                                                                                        ----------
                                                                                                               366
                                                                                                        ----------
            SOFT DRINKS (0.7%)
   36,323   Coca-Cola Co.                                                                                    1,562
    1,706   Dr. Pepper Snapple Group, Inc.                                                                     203
    3,824   Monster Beverage Corp.(j)                                                                          196
   13,455   PepsiCo, Inc.                                                                                    1,349
                                                                                                        ----------
                                                                                                             3,310
                                                                                                        ----------
            TOBACCO (0.5%)
   18,026   Altria Group, Inc.                                                                               1,005
   14,694   Philip Morris International, Inc.                                                                1,169
                                                                                                        ----------
                                                                                                             2,174
                                                                                                        ----------
            Total Consumer Staples                                                                          15,230
                                                                                                        ----------
            ENERGY (3.0%)
            -------------
            INTEGRATED OIL & GAS (1.3%)
   18,072   Chevron Corp.                                                                                    2,246
   40,028   Exxon Mobil Corp.(k)                                                                             3,252
    7,228   Occidental Petroleum Corp.                                                                         609
                                                                                                        ----------
                                                                                                             6,107
                                                                                                        ----------
            OIL & GAS DRILLING (0.0%)
      951   Helmerich & Payne, Inc.                                                                             63
                                                                                                        ----------
            OIL & GAS EQUIPMENT & SERVICES (0.4%)
      717   Apergy Corp.(j)                                                                                     31
    3,998   Baker Hughes a GE Co.                                                                              138
    8,243   Halliburton Co.                                                                                    410
    3,504   National Oilwell Varco, Inc.                                                                       145
   13,085   Schlumberger Ltd.                                                                                  899
    4,157   TechnipFMC plc                                                                                     129
                                                                                                        ----------
                                                                                                             1,752
                                                                                                        ----------
            OIL & GAS EXPLORATION & PRODUCTION (0.8%)
    5,169   Anadarko Petroleum Corp.                                                                           361
    3,513   Apache Corp.                                                                                       141
    4,115   Cabot Oil & Gas Corp.                                                                               94
      890   Cimarex Energy Co.                                                                                  83
    1,371   Concho Resources, Inc.(k)                                                                          188

================================================================================

24  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
   11,082   ConocoPhillips                                                                              $      747
    4,965   Devon Energy Corp.                                                                                 206
    5,475   EOG Resources, Inc.                                                                                645
    2,664   EQT Corp.                                                                                          137
    2,552   Hess Corp.                                                                                         154
    7,765   Marathon Oil Corp.                                                                                 166
    2,173   Newfield Exploration Co.(j)                                                                         64
    5,355   Noble Energy, Inc.                                                                                 191
    1,577   Pioneer Natural Resources Co.                                                                      304
    2,461   Range Resources Corp.                                                                               39
                                                                                                        ----------
                                                                                                             3,520
                                                                                                        ----------
            OIL & GAS REFINING & MARKETING (0.3%)
    1,242   Andeavor                                                                                           179
    4,527   Marathon Petroleum Corp.                                                                           358
    4,058   Phillips 66                                                                                        473
    4,001   Valero Energy Corp.                                                                                485
                                                                                                        ----------
                                                                                                             1,495
                                                                                                        ----------
            OIL & GAS STORAGE & TRANSPORTATION (0.2%)
   18,142   Kinder Morgan, Inc.                                                                                303
    3,877   ONEOK, Inc.                                                                                        264
    9,002   Williams Cos., Inc.                                                                                242
                                                                                                        ----------
                                                                                                               809
                                                                                                        ----------
            Total Energy                                                                                    13,746
                                                                                                        ----------
            FINANCIALS (6.7%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
      518   Affiliated Managers Group, Inc.                                                                     82
    1,383   Ameriprise Financial, Inc.                                                                         192
    9,561   Bank of New York Mellon Corp.                                                                      523
    1,153   BlackRock, Inc.                                                                                    616
    2,997   Franklin Resources, Inc.                                                                           101
    4,430   Invesco Ltd.                                                                                       121
    1,990   Northern Trust Corp.(l)                                                                            204
    3,447   State Street Corp.                                                                                 331
    2,288   T. Rowe Price Group, Inc.                                                                          278
                                                                                                        ----------
                                                                                                             2,448
                                                                                                        ----------
            CONSUMER FINANCE (0.4%)
    7,358   American Express Co.                                                                               723
    4,580   Capital One Financial Corp.                                                                        431
    3,369   Discover Financial Services                                                                        249
    6,818   Synchrony Financial                                                                                236
                                                                                                        ----------
                                                                                                             1,639
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            DIVERSIFIED BANKS (2.3%)
   89,917   Bank of America Corp.                                                                       $    2,611
   24,508   Citigroup, Inc.                                                                                  1,634
   32,161   J.P. Morgan Chase & Co.                                                                          3,442
   14,892   U.S. Bancorp.                                                                                      745
   41,531   Wells Fargo & Co.(k)                                                                             2,242
                                                                                                        ----------
                                                                                                            10,674
                                                                                                        ----------
            FINANCIAL EXCHANGES & DATA (0.4%)
    1,060   Cboe Global Markets, Inc.                                                                          103
    3,155   CME Group, Inc.                                                                                    514
    5,422   Intercontinental Exchange, Inc.                                                                    384
    1,532   Moody's Corp.                                                                                      261
    1,159   Nasdaq, Inc.                                                                                       107
    2,363   S&P Global, Inc.                                                                                   467
                                                                                                        ----------
                                                                                                             1,836
                                                                                                        ----------
            INSURANCE BROKERS (0.2%)
    2,360   Aon plc                                                                                            330
    1,703   Arthur J. Gallagher & Co.                                                                          113
    4,764   Marsh & McLennan Companies, Inc.                                                                   383
    1,438   Willis Towers Watson plc                                                                           217
                                                                                                        ----------
                                                                                                             1,043
                                                                                                        ----------
            INVESTMENT BANKING & BROKERAGE (0.5%)
   11,059   Charles Schwab Corp.                                                                               615
    2,481   E*TRADE Financial Corp.(j)                                                                         157
    3,554   Goldman Sachs Group, Inc.                                                                          803
   12,903   Morgan Stanley                                                                                     647
    1,192   Raymond James Financial, Inc.                                                                      115
                                                                                                        ----------
                                                                                                             2,337
                                                                                                        ----------
            LIFE & HEALTH INSURANCE (0.4%)
    7,342   AFLAC, Inc.                                                                                        331
      889   Brighthouse Financial, Inc.(j)                                                                      42
    1,996   Lincoln National Corp.                                                                             132
    9,738   MetLife, Inc.                                                                                      448
    2,507   Principal Financial Group, Inc.                                                                    140
    4,592   Prudential Financial, Inc.                                                                         445
      995   Torchmark Corp.                                                                                     84
    2,079   Unum Group                                                                                          81
                                                                                                        ----------
                                                                                                             1,703
                                                                                                        ----------
            MULTI-LINE INSURANCE (0.2%)
    8,492   American International Group, Inc.                                                                 448
    3,318   Hartford Financial Services Group, Inc.                                                            174

================================================================================

26  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    2,558   Loews Corp.                                                                                 $      125
                                                                                                        ----------
                                                                                                               747
                                                                                                        ----------
            MULTI-SECTOR HOLDINGS (0.8%)
   18,207   Berkshire Hathaway, Inc. "B"(j)                                                                  3,487
    2,777   Jefferies Financial Group, Inc.                                                                     61
                                                                                                        ----------
                                                                                                             3,548
                                                                                                        ----------
            PROPERTY & CASUALTY INSURANCE (0.4%)
    3,329   Allstate Corp.                                                                                     311
    4,334   Chubb Ltd.                                                                                         567
    1,525   Cincinnati Financial Corp.                                                                         106
    5,434   Progressive Corp.                                                                                  337
    2,954   Travelers Cos., Inc.                                                                               380
    2,431   XL Group Ltd.                                                                                      135
                                                                                                        ----------
                                                                                                             1,836
                                                                                                        ----------
            REGIONAL BANKS (0.6%)
    7,366   BB&T Corp.                                                                                         387
    4,616   Citizens Financial Group, Inc.                                                                     189
    1,613   Comerica, Inc.                                                                                     152
    6,711   Fifth Third Bancorp                                                                                205
   11,994   Huntington Bancshares, Inc.                                                                        178
   10,027   KeyCorp.                                                                                           195
    1,384   M&T Bank Corp.                                                                                     238
    4,494   PNC Financial Services Group, Inc.                                                                 644
   10,886   Regions Financial Corp.                                                                            198
    4,482   SunTrust Banks, Inc.                                                                               303
      576   SVB Financial Group(j)                                                                             180
    2,072   Zions Bancorp.                                                                                     114
                                                                                                        ----------
                                                                                                             2,983
                                                                                                        ----------
            REINSURANCE (0.0%)
      441   Everest Re Group Ltd.                                                                               99
                                                                                                        ----------
            Total Financials                                                                                30,893
                                                                                                        ----------
            HEALTH CARE (6.4%)
            ------------------
            BIOTECHNOLOGY (1.2%)
   15,081   AbbVie, Inc.                                                                                     1,492
    2,071   Alexion Pharmaceuticals, Inc.(j)                                                                   241
    6,386   Amgen, Inc.                                                                                      1,147
    1,998   Biogen, Inc.(j)                                                                                    587
    7,438   Celgene Corp.(j)                                                                                   585
   12,340   Gilead Sciences, Inc.                                                                              832
    1,623   Incyte Corp.(j)                                                                                    111

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
      727   Regeneron Pharmaceuticals, Inc.(j)                                                          $      218
    2,283   Vertex Pharmaceuticals, Inc.(j)                                                                    352
                                                                                                        ----------
                                                                                                             5,565
                                                                                                        ----------
            HEALTH CARE DISTRIBUTORS (0.1%)
    1,496   AmerisourceBergen Corp.                                                                            123
    2,930   Cardinal Health, Inc.                                                                              153
    1,445   Henry Schein, Inc.(j)                                                                              100
    1,932   McKesson Corp.                                                                                     274
                                                                                                        ----------
                                                                                                               650
                                                                                                        ----------
            HEALTH CARE EQUIPMENT (1.3%)
   16,135   Abbott Laboratories(k)                                                                             993
    4,736   Baxter International, Inc.                                                                         335
    2,504   Becton, Dickinson & Co.                                                                            555
   12,972   Boston Scientific Corp.(j)                                                                         394
    5,636   Danaher Corp.                                                                                      560
    1,962   Edwards Lifesciences Corp.(j)                                                                      269
    2,574   Hologic, Inc.(j)                                                                                    98
      808   IDEXX Laboratories, Inc.(j)                                                                        168
    1,047   Intuitive Surgical, Inc.(j)                                                                        481
   12,786   Medtronic plc                                                                                    1,104
    1,315   ResMed Inc.                                                                                        135
    2,966   Stryker Corp.                                                                                      516
      849   Varian Medical Systems, Inc.(j)                                                                    100
    1,891   Zimmer Biomet Holdings, Inc.                                                                       211
                                                                                                        ----------
                                                                                                             5,919
                                                                                                        ----------
            HEALTH CARE FACILITIES (0.1%)
    2,625   HCA Healthcare, Inc.                                                                               271
      812   Universal Health Services, Inc. "B"                                                                 93
                                                                                                        ----------
                                                                                                               364
                                                                                                        ----------
            HEALTH CARE SERVICES (0.2%)
    1,414   DaVita, Inc.(j)                                                                                     95
    1,122   Envision Healthcare Corp.(j)                                                                        48
    5,249   Express Scripts Holding Co.(j)                                                                     398
      927   Laboratory Corp. of America Holdings(j)                                                            167
    1,241   Quest Diagnostics, Inc.                                                                            132
                                                                                                        ----------
                                                                                                               840
                                                                                                        ----------
            HEALTH CARE SUPPLIES (0.1%)
      674   Align Technology, Inc.(j)                                                                          224
      445   Cooper Cos., Inc.                                                                                  101
    2,170   Dentsply Sirona, Inc.                                                                               95
                                                                                                        ----------
                                                                                                               420
                                                                                                        ----------

================================================================================

28  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            HEALTH CARE TECHNOLOGY (0.0%)
    2,904   Cerner Corp.(k)                                                                             $      173
                                                                                                        ----------
            LIFE SCIENCES TOOLS & SERVICES (0.4%)
    3,001   Agilent Technologies, Inc.                                                                         186
    1,379   Illumina, Inc.(j)                                                                                  376
    1,349   IQVIA Holdings, Inc.(j)                                                                            133
      250   Mettler-Toledo International, Inc.(j)                                                              137
    1,114   PerkinElmer, Inc.                                                                                   83
    3,716   Thermo Fisher Scientific, Inc.                                                                     774
      742   Waters Corp.(j)                                                                                    143
                                                                                                        ----------
                                                                                                             1,832
                                                                                                        ----------
            MANAGED HEALTH CARE (0.9%)
    3,081   Aetna, Inc.                                                                                        543
    2,398   Anthem, Inc.                                                                                       531
    1,565   Centene Corp.(j)                                                                                   183
    2,330   Cigna Corp.                                                                                        395
    1,316   Humana, Inc.                                                                                       383
    9,155   UnitedHealth Group, Inc.                                                                         2,211
                                                                                                        ----------
                                                                                                             4,246
                                                                                                        ----------
            PHARMACEUTICALS (2.1%)
    3,142   Allergan plc                                                                                       474
   15,446   Bristol-Myers Squibb Co.                                                                           813
    9,152   Eli Lilly & Co.                                                                                    778
   25,381   Johnson & Johnson(k)                                                                             3,036
   25,837   Merck & Co., Inc.                                                                                1,538
    5,065   Mylan N.V.(j)                                                                                      195
    1,522   Nektar Therapeutics(j)                                                                             122
    1,238   Perrigo Co. plc                                                                                     91
   56,318   Pfizer, Inc.                                                                                     2,023
    4,481   Zoetis, Inc.                                                                                       375
                                                                                                        ----------
                                                                                                             9,445
                                                                                                        ----------
            Total Health Care                                                                               29,454
                                                                                                        ----------
            INDUSTRIALS (4.7%)
            ------------------
            AEROSPACE & DEFENSE (1.3%)
    3,879   Arconic, Inc.                                                                                       68
    5,190   Boeing Co.                                                                                       1,828
    2,590   General Dynamics Corp.                                                                             522
    1,100   Harris Corp.                                                                                       166
      420   Huntington Ingalls Industries, Inc.                                                                 93
      712   L3 Technologies, Inc.                                                                              141
    2,312   Lockheed Martin Corp.                                                                              727

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    1,894   Northrop Grumman Corp.                                                                      $      620
    2,710   Raytheon Co.                                                                                       568
    1,482   Rockwell Collins, Inc.                                                                             204
    2,441   Textron, Inc.                                                                                      163
      443   TransDigm Group, Inc.                                                                              148
    7,037   United Technologies Corp.                                                                          878
                                                                                                        ----------
                                                                                                             6,126
                                                                                                        ----------
            AGRICULTURE & FARM MACHINERY (0.1%)
    3,022   Deere & Co.                                                                                        452
                                                                                                        ----------
            AIR FREIGHT & LOGISTICS (0.3%)
    1,279   CH Robinson Worldwide, Inc.                                                                        111
    1,610   Expeditors International of Washington, Inc.                                                       120
    2,220   FedEx Corp.                                                                                        553
    6,490   United Parcel Service, Inc. "B"                                                                    754
                                                                                                        ----------
                                                                                                             1,538
                                                                                                        ----------
            AIRLINES (0.2%)
    1,149   Alaska Air Group, Inc.                                                                              70
    3,997   American Airlines Group, Inc.                                                                      174
    6,373   Delta Air Lines, Inc.                                                                              344
    5,077   Southwest Airlines Co.                                                                             259
    2,350   United Continental Holdings, Inc.(j)                                                               164
                                                                                                        ----------
                                                                                                             1,011
                                                                                                        ----------
            BUILDING PRODUCTS (0.1%)
      880   Allegion plc                                                                                        67
    1,344   AO Smith Corp.                                                                                      85
    1,427   Fortune Brands Home & Security, Inc.                                                                80
    8,596   Johnson Controls International plc                                                                 288
    2,915   Masco Corp.                                                                                        109
                                                                                                        ----------
                                                                                                               629
                                                                                                        ----------
            CONSTRUCTION & ENGINEERING (0.1%)
    1,296   Fluor Corp.                                                                                         63
    1,124   Jacobs Engineering Group, Inc.                                                                      73
    1,392   Quanta Services, Inc.(j)                                                                            50
                                                                                                        ----------
                                                                                                               186
                                                                                                        ----------
            CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
    5,653   Caterpillar, Inc.                                                                                  859
    1,457   Cummins, Inc.                                                                                      207
    3,281   PACCAR, Inc.                                                                                       204
                                                                                                        ----------
                                                                                                             1,270
                                                                                                        ----------

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30  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            DIVERSIFIED SUPPORT SERVICES (0.0%)
      814   Cintas Corp.                                                                                $      148
                                                                                                        ----------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
      391   Acuity Brands, Inc.                                                                                 46
    2,103   AMETEK, Inc.                                                                                       154
    4,790   Eaton Corp. plc                                                                                    367
    5,920   Emerson Electric Co.                                                                               419
    1,502   nVent Electric plc(j)                                                                               41
    1,199   Rockwell Automation, Inc.                                                                          210
                                                                                                        ----------
                                                                                                             1,237
                                                                                                        ----------
            ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
    2,086   Republic Services, Inc.                                                                            140
      688   Stericycle, Inc.(j)                                                                                 44
    3,711   Waste Management, Inc.                                                                             307
                                                                                                        ----------
                                                                                                               491
                                                                                                        ----------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
    1,300   Robert Half International, Inc.                                                                     83
                                                                                                        ----------
            INDUSTRIAL CONGLOMERATES (0.8%)
    5,634   3M Co.                                                                                           1,111
   81,921   General Electric Co.(k)                                                                          1,153
    7,197   Honeywell International, Inc.                                                                    1,065
    1,119   Roper Technologies, Inc.                                                                           309
                                                                                                        ----------
                                                                                                             3,638
                                                                                                        ----------
            INDUSTRIAL MACHINERY (0.4%)
    1,435   Dover Corp.                                                                                        111
    1,210   Flowserve Corp.                                                                                     50
    2,848   Fortive Corp.                                                                                      207
    3,345   Illinois Tool Works, Inc.                                                                          481
    2,360   Ingersoll-Rand plc                                                                                 207
    1,448   Parker-Hannifin Corp.                                                                              247
    1,502   Pentair plc                                                                                         65
      528   Snap-on, Inc.                                                                                       78
    1,421   Stanley Black & Decker, Inc.                                                                       198
    1,676   Xylem, Inc.                                                                                        118
                                                                                                        ----------
                                                                                                             1,762
                                                                                                        ----------
            RAILROADS (0.5%)
    8,285   CSX Corp.                                                                                          536
      960   Kansas City Southern                                                                               103
    2,671   Norfolk Southern Corp.                                                                             405
    7,288   Union Pacific Corp.                                                                              1,040
                                                                                                        ----------
                                                                                                             2,084
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            RESEARCH & CONSULTING SERVICES (0.1%)
    1,096   Equifax, Inc.                                                                               $      125
    3,349   IHS Markit Ltd.(j)                                                                                 165
    3,126   Nielsen Holdings plc                                                                                94
    1,450   Verisk Analytics, Inc.(j)                                                                          154
                                                                                                        ----------
                                                                                                               538
                                                                                                        ----------
            TRADING COMPANIES & DISTRIBUTORS (0.1%)
    2,691   Fastenal Co.                                                                                       143
      788   United Rentals, Inc.(j)                                                                            126
      478   WW Grainger, Inc.                                                                                  148
                                                                                                        ----------
                                                                                                               417
                                                                                                        ----------
            TRUCKING (0.0%)
      714   JB Hunt Transport Services, Inc.                                                                    92
                                                                                                        ----------
            Total Industrials                                                                               21,702
                                                                                                        ----------
            INFORMATION TECHNOLOGY (12.3%)
            ------------------------------
            APPLICATION SOFTWARE (0.7%)
    4,570   Adobe Systems, Inc.(j)                                                                           1,139
      796   ANSYS, Inc.(j)                                                                                     130
    2,021   Autodesk, Inc.(j)                                                                                  261
    2,583   Cadence Design Systems, Inc.(j)                                                                    110
    1,327   Citrix Systems, Inc.(j)                                                                            140
    2,648   Intuit, Inc.                                                                                       534
    6,360   salesforce.com, Inc.(j)                                                                            822
    1,398   Synopsys, Inc.(j)                                                                                  123
                                                                                                        ----------
                                                                                                             3,259
                                                                                                        ----------
            COMMUNICATIONS EQUIPMENT (0.5%)
   45,824   Cisco Systems, Inc.                                                                              1,957
      561   F5 Networks, Inc.(j)                                                                                97
    3,500   Juniper Networks, Inc.                                                                              93
    1,485   Motorola Solutions, Inc.                                                                           160
                                                                                                        ----------
                                                                                                             2,307
                                                                                                        ----------
            DATA PROCESSING & OUTSOURCED SERVICES (1.4%)
      525   Alliance Data Systems Corp.                                                                        110
    4,190   Automatic Data Processing, Inc.                                                                    545
    3,104   Fidelity National Information Services, Inc.                                                       317
    3,938   Fiserv, Inc.(j)                                                                                    286
    1,504   Global Payments, Inc.                                                                              167
    8,609   Mastercard, Inc. "A"                                                                             1,637
    2,957   Paychex, Inc.                                                                                      194
   10,672   PayPal Holdings, Inc.(j)                                                                           876

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32  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    1,527   Total System Services, Inc.                                                                 $      130
   16,996   Visa, Inc. "A"                                                                                   2,222
    4,287   Western Union Co.                                                                                   85
                                                                                                        ----------
                                                                                                             6,569
                                                                                                        ----------
            ELECTRONIC COMPONENTS (0.1%)
    2,817   Amphenol Corp. "A"                                                                                 245
    9,456   Corning, Inc.                                                                                      257
                                                                                                        ----------
                                                                                                               502
                                                                                                        ----------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
    1,385   FLIR Systems, Inc.                                                                                  75
                                                                                                        ----------
            ELECTRONIC MANUFACTURING SERVICES (0.1%)
      412   IPG Photonics Corp.(j)                                                                             100
    3,258   TE Connectivity Ltd.                                                                               303
                                                                                                        ----------
                                                                                                               403
                                                                                                        ----------
            HOME ENTERTAINMENT SOFTWARE (0.2%)
    7,009   Activision Blizzard, Inc.                                                                          497
    2,846   Electronic Arts, Inc.(j)                                                                           373
    1,245   Take-Two Interactive Software, Inc.(j)                                                             139
                                                                                                        ----------
                                                                                                             1,009
                                                                                                        ----------
            INTERNET SOFTWARE & SERVICES (2.4%)
    1,562   Akamai Technologies, Inc.(j)                                                                       118
    2,879   Alphabet, Inc. "C"(j)                                                                            3,124
    2,823   Alphabet, Inc. "A"(j)                                                                            3,105
    9,005   eBay, Inc.(j)                                                                                      340
   22,667   Facebook, Inc. "A"(j)                                                                            4,347
      785   VeriSign, Inc.(j)                                                                                  102
                                                                                                        ----------
                                                                                                            11,136
                                                                                                        ----------
            IT CONSULTING & OTHER SERVICES (0.6%)
    5,837   Accenture plc "A"                                                                                  909
    5,466   Cognizant Technology Solutions Corp. "A"                                                           412
    2,695   DXC Technology Co.                                                                                 248
      827   Gartner, Inc.(j)                                                                                   110
    7,980   International Business Machines Corp.                                                            1,128
                                                                                                        ----------
                                                                                                             2,807
                                                                                                        ----------
            SEMICONDUCTOR EQUIPMENT (0.2%)
    9,886   Applied Materials, Inc.                                                                            502
    1,462   KLA-Tencor Corp.                                                                                   166
    1,501   Lam Research Corp.                                                                                 297
                                                                                                        ----------
                                                                                                               965
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            SEMICONDUCTORS (1.9%)
    7,747   Advanced Micro Devices, Inc.(j)                                                             $      106
    3,442   Analog Devices, Inc.                                                                               334
    3,883   Broadcom, Inc.                                                                                     979
   44,276   Intel Corp.                                                                                      2,444
    2,357   Microchip Technology, Inc.                                                                         230
   10,939   Micron Technology, Inc.(j)                                                                         630
    5,724   NVIDIA Corp.                                                                                     1,444
    1,188   Qorvo, Inc.(j)                                                                                      95
   13,925   QUALCOMM, Inc.                                                                                     809
    1,701   Skyworks Solutions, Inc.                                                                           168
    9,308   Texas Instruments, Inc.                                                                          1,042
    2,342   Xilinx, Inc.                                                                                       159
                                                                                                        ----------
                                                                                                             8,440
                                                                                                        ----------
            SYSTEMS SOFTWARE (2.0%)
    2,879   CA, Inc.                                                                                           103
   72,844   Microsoft Corp.(k)                                                                               7,200
   28,240   Oracle Corp.                                                                                     1,319
    1,651   Red Hat, Inc.(j)                                                                                   268
    5,739   Symantec Corp.                                                                                     119
                                                                                                        ----------
                                                                                                             9,009
                                                                                                        ----------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.2%)
   48,003   Apple, Inc.(k)                                                                                   8,970
   14,736   Hewlett Packard Enterprise Co.                                                                     225
   15,371   HP, Inc.                                                                                           339
    2,488   NetApp, Inc.                                                                                       170
    2,733   Seagate Technology plc                                                                             154
    2,761   Western Digital Corp.                                                                              230
    1,978   Xerox Corp.                                                                                         54
                                                                                                        ----------
                                                                                                            10,142
                                                                                                        ----------
            Total Information Technology                                                                    56,623
                                                                                                        ----------
            MATERIALS (1.4%)
            ----------------
            COMMODITY CHEMICALS (0.1%)
    3,020   LyondellBasell Industries N.V. "A"                                                                 339
                                                                                                        ----------
            CONSTRUCTION MATERIALS (0.1%)
      582   Martin Marietta Materials, Inc.                                                                    130
    1,204   Vulcan Materials Co.                                                                               154
                                                                                                        ----------
                                                                                                               284
                                                                                                        ----------
            COPPER (0.1%)
   12,380   Freeport-McMoRan, Inc.                                                                             209
                                                                                                        ----------

================================================================================

34  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            DIVERSIFIED CHEMICALS (0.3%)
   22,138   DowDuPont, Inc.                                                                             $    1,419
    1,302   Eastman Chemical Co.                                                                               136
                                                                                                        ----------
                                                                                                             1,555
                                                                                                        ----------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
    2,178   CF Industries Holdings, Inc.                                                                        89
    1,221   FMC Corp.                                                                                          106
    4,101   Monsanto Co.                                                                                       523
    3,264   Mosaic Co.                                                                                          90
                                                                                                        ----------
                                                                                                               808
                                                                                                        ----------
            GOLD (0.1%)
    5,038   Newmont Mining Corp.                                                                               196
                                                                                                        ----------
            INDUSTRIAL GASES (0.2%)
    2,035   Air Products & Chemicals, Inc.                                                                     329
    2,671   Praxair, Inc.                                                                                      417
                                                                                                        ----------
                                                                                                               746
                                                                                                        ----------
            METAL & GLASS CONTAINERS (0.0%)
    3,094   Ball Corp.                                                                                         114
                                                                                                        ----------
            PAPER PACKAGING (0.1%)
      906   Avery Dennison Corp.                                                                                95
    3,900   International Paper Co.                                                                            209
      860   Packaging Corp. of America                                                                         101
    1,672   Sealed Air Corp.                                                                                    73
    2,313   WestRock Co.                                                                                       136
                                                                                                        ----------
                                                                                                               614
                                                                                                        ----------
            SPECIALTY CHEMICALS (0.2%)
    1,007   Albemarle Corp.                                                                                     94
    2,428   Ecolab, Inc.                                                                                       346
      719   International Flavors & Fragrances, Inc.                                                            88
    2,769   PPG Industries, Inc.                                                                               280
      768   Sherwin-Williams Co.                                                                               291
                                                                                                        ----------
                                                                                                             1,099
                                                                                                        ----------
            STEEL (0.0%)
    2,884   Nucor Corp.                                                                                        185
                                                                                                        ----------
            Total Materials                                                                                  6,149
                                                                                                        ----------
            REAL ESTATE (1.3%)
            ------------------
            REAL ESTATE SERVICES (0.0%)
    2,808   CBRE Group, Inc. "A"(j)                                                                            130
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            REITs - HEALTH CARE (0.1%)
    4,358   HCP, Inc.                                                                                   $      105
    3,300   Ventas, Inc.                                                                                       180
    3,536   Welltower, Inc.                                                                                    204
                                                                                                        ----------
                                                                                                               489
                                                                                                        ----------
            REITs - HOTEL & RESORT (0.0%)
    6,924   Host Hotels & Resorts, Inc.                                                                        150
                                                                                                        ----------
            REITs - INDUSTRIAL (0.1%)
    3,869   Duke Realty Corp.                                                                                  109
    5,026   Prologis, Inc.                                                                                     323
                                                                                                        ----------
                                                                                                               432
                                                                                                        ----------
            REITs - OFFICE (0.1%)
    1,101   Alexandria Real Estate Equities Inc.                                                               138
    1,478   Boston Properties, Inc.                                                                            180
      887   SL Green Realty Corp.                                                                               86
    1,602   Vornado Realty Trust                                                                               112
                                                                                                        ----------
                                                                                                               516
                                                                                                        ----------
            REITs - RESIDENTIAL (0.2%)
    1,258   AvalonBay Communities, Inc.                                                                        208
    3,386   Equity Residential                                                                                 217
      612   Essex Property Trust, Inc.                                                                         146
    1,053   Mid-America Apartment Communities, Inc.                                                             98
    2,624   UDR, Inc.                                                                                           96
                                                                                                        ----------
                                                                                                               765
                                                                                                        ----------
            REITs - RETAIL (0.2%)
      663   Federal Realty Investment Trust                                                                     79
    5,829   GGP, Inc.                                                                                          118
    3,887   Kimco Realty Corp.                                                                                  60
    1,004   Macerich Co.                                                                                        56
    2,608   Realty Income Corp.                                                                                139
    1,543   Regency Centers Corp.                                                                               90
    2,936   Simon Property Group, Inc.                                                                         470
                                                                                                        ----------
                                                                                                             1,012
                                                                                                        ----------
            REITs - SPECIALIZED (0.6%)
    4,004   American Tower Corp.                                                                               554
    4,511   Crown Castle International Corp.                                                                   470
    1,886   Digital Realty Trust, Inc.                                                                         203
      740   Equinix, Inc.                                                                                      293
    1,147   Extra Space Storage, Inc.                                                                          110
    2,608   Iron Mountain, Inc.                                                                                 87
    1,363   Public Storage                                                                                     289

================================================================================

36  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    1,109   SBA Communications Corp.(j)                                                                 $      175
    8,217   Weyerhaeuser Co.                                                                                   307
                                                                                                        ----------
                                                                                                             2,488
                                                                                                        ----------
            Total Real Estate                                                                                5,982
                                                                                                        ----------
            TELECOMMUNICATION SERVICES (0.9%)
            ---------------------------------
            ALTERNATIVE CARRIERS (0.1%)
    9,018   CenturyLink, Inc.                                                                                  165
                                                                                                        ----------
            INTEGRATED TELECOMMUNICATION SERVICES (0.8%)
   58,002   AT&T, Inc.(k)                                                                                    1,875
   39,052   Verizon Communications, Inc.                                                                     1,861
                                                                                                             3,736
                                                                                                        ----------
            Total Telecommunication Services                                                                 3,901
                                                                                                        ----------
            UTILITIES (1.3%)
            ----------------
            ELECTRIC UTILITIES (0.8%)
    2,301   Alliant Energy Corp.                                                                                95
    4,535   American Electric Power Co., Inc.                                                                  308
    6,534   Duke Energy Corp.                                                                                  504
    3,042   Edison International                                                                               189
    1,967   Entergy Corp.                                                                                      159
    3,443   Eversource Energy                                                                                  197
    9,070   Exelon Corp.                                                                                       375
    4,254   FirstEnergy Corp.                                                                                  146
    4,443   NextEra Energy, Inc.                                                                               737
    4,728   PG&E Corp.                                                                                         205
    6,354   PPL Corp.                                                                                          174
    9,369   Southern Co.                                                                                       421
    5,211   Xcel Energy, Inc.                                                                                  237
                                                                                                        ----------
                                                                                                             3,747
                                                                                                        ----------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
    6,122   AES Corp.                                                                                           78
    2,789   NRG Energy, Inc.                                                                                    96
                                                                                                        ----------
                                                                                                               174
                                                                                                        ----------
            MULTI-UTILITIES (0.5%)
    2,468   Ameren Corp.                                                                                       146
    4,683   CenterPoint Energy, Inc.                                                                           122
    3,064   CMS Energy Corp.                                                                                   141
    2,930   Consolidated Edison, Inc.                                                                          225
    6,008   Dominion Energy, Inc.                                                                              386
    1,653   DTE Energy Co.                                                                                     169
    3,670   NiSource, Inc.                                                                                      93

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    4,781   Public Service Enterprise Group, Inc.                                                       $      253
    1,549   SCANA Corp.                                                                                         56
    2,344   Sempra Energy                                                                                      250
    2,943   WEC Energy Group, Inc.                                                                             186
                                                                                                        ----------
                                                                                                             2,027
                                                                                                        ----------
            WATER UTILITIES (0.0%)
    1,625   American Water Works Co., Inc.                                                                     135
                                                                                                        ----------
            Total Utilities                                                                                  6,083
                                                                                                        ----------
            Total Blue Chip Stocks (cost: $110,709)                                                        217,861
                                                                                                        ----------

            GOVERNMENT & U.S. TREASURY MONEY MARKET INSTRUMENTS (0.9%)

            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
3,708,431   State Street Institutional Treasury Money Market Fund
              Premier Class, 1.66%(m) (cost: $3,708)                                                    $    3,708
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
------------------------------------------------------------------------------------------------------------------
            U.S. TREASURY SECURITIES (0.1%)

            BILLS (0.1%)(n)
$     210   1.76%,7/19/2018(o) (cost: $210)                                                                    210
                                                                                                        ----------
            Total Government & U.S. Treasury Money Market Instruments (cost: $3,918)                         3,918
                                                                                                        ----------

            TOTAL INVESTMENTS (COST: $351,077)                                                          $  461,779
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
                                                                                                       UNREALIZED
                                                                                                     APPRECIATION/
NUMBER OF                             EXPIRATION             NOTIONAL             CONTRACT          (DEPRECIATION)
CONTRACTS   DESCRIPTION                 DATE               AMOUNT (000)          VALUE (000)                 (000)
------------------------------------------------------------------------------------------------------------------
            FUTURES (0.8%)

            LONG FUTURES
            EQUITY CONTRACTS
       26   E-mini S&P 500             6/15/2018           USD    3,509          $     3,516            $        7
                                                                                 -----------            ----------
              TOTAL LONG FUTURES                                                 $     3,516            $        7
                                                                                 -----------            ----------
              TOTAL FUTURES                                                      $     3,516            $        7
                                                                                 ===========            ==========

================================================================================

38  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1                LEVEL 2               LEVEL 3               TOTAL
------------------------------------------------------------------------------------------------------------------
Tax-Exempt Securities:
  Municipal Obligations                  $      -               $240,000                    $-            $240,000
Equity Securities:
  Blue Chip Stocks                        217,861                      -                     -             217,861
Government & U.S. Treasury Money
  Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                            3,708                      -                     -               3,708
  U.S. Treasury Securities                      -                    210                     -                 210
Futures(1)                                      7                      -                     -                   7
------------------------------------------------------------------------------------------------------------------
Total                                    $221,576               $240,210                    $-            $461,786
------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2017, through May 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD     Community College District
    EDA     Economic Development Authority
    HSD     High School District
    IDA     Industrial Development Authority/Agency
    MTA     Metropolitan Transportation Authority
    PRE     Pre-refunded to a date prior to maturity
    REITs   Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital.
            Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and

================================================================================

40  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) At May 31, 2018, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (c) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

         period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (d) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (e) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at May 31, 2018, was $143,000, which represented less than 0.1% of the Fund's net assets.

    (f) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (g)  Up to 6.05% of the coupon may be PIK.

    (h) Security or a portion of the security purchased on a delayed-delivery or when-issued basis.

    (i) Restricted security that is not registered under the Securities Act of 1933.

    (j)  Non-income-producing security.

    (k) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2018.

    (l) Northern Trust Corp. is the parent of Northern Trust Investments, Inc., which is the subadviser of the Fund.

    (m) Rate represents the money market fund annualized seven-day yield at May 31, 2018.

================================================================================

42  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    (n) Rate represents an annualized yield at time of purchase, not coupon rate.

    (o) Securities with a value of $210,000 are segregated as collateral for initial margin requirements on open futures contracts.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $351,077)                                $461,779
   Cash                                                                                               84
   Receivables:
      Capital shares sold                                                                            390
      Dividends and interest                                                                       3,500
   Variation margin on futures contracts                                                               8
                                                                                                --------
         Total assets                                                                            465,761
                                                                                                --------
LIABILITIES
   Payables:
      Securities purchased                                                                         5,781
      Capital shares redeemed                                                                         60
   Accrued management fees                                                                           128
   Accrued transfer agent's fees                                                                      16
   Other accrued expenses and payables                                                                94
                                                                                                --------
         Total liabilities                                                                         6,079
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $459,682
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $347,104
   Accumulated undistributed net investment income                                                 1,896
   Accumulated net realized loss on investments and futures transactions                             (27)
   Net unrealized appreciation of investments and futures contracts                              110,709
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $459,682
                                                                                                ========
   Capital shares outstanding, no par value                                                       23,254
                                                                                                ========
   Net asset value, redemption price, and offering price per share                              $  19.77
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

44  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                     $ 4,137
   Interest                                                                                        8,653
                                                                                                 -------
      Total income                                                                                12,790
                                                                                                 -------
EXPENSES
   Management fees                                                                                 1,581
   Administration and servicing fees                                                                 639
   Transfer agent's fees                                                                             318
   Custody and accounting fees                                                                       138
   Postage                                                                                            14
   Shareholder reporting fees                                                                         22
   Trustees' fees                                                                                     34
   Registration fees                                                                                  40
   Professional fees                                                                                  96
   Other                                                                                              17
                                                                                                 -------
            Total expenses                                                                         2,899
                                                                                                 -------
NET INVESTMENT INCOME                                                                              9,891
                                                                                                 -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                                                    882
      Futures transactions                                                                          (116)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                 20,394
                                                                                                 -------
            Net realized and unrealized gain                                                      21,160
                                                                                                 -------
   Increase in net assets resulting from operations                                              $31,051
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------------------

                                                                           2018                     2017
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $  9,891                 $  8,361
   Net realized gain on investments                                         882                    5,305
   Net realized gain (loss) on futures transactions                        (116)                     393
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                        20,394                   13,470
      Futures contracts                                                       -                      (69)
                                                                       ---------------------------------
      Increase in net assets resulting from operations                   31,051                   27,460
                                                                       ---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (9,560)                  (8,091)
                                                                       ---------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                            102,700                   93,123
   Reinvested dividends                                                   8,933                    7,516
   Cost of shares redeemed                                              (64,462)                 (56,322)
                                                                       ---------------------------------
      Increase in net assets from capital share transactions             47,171                   44,317
                                                                       ---------------------------------
   Net increase in net assets                                            68,662                   63,686

NET ASSETS
   Beginning of year                                                    391,020                  327,334
                                                                       ---------------------------------
   End of year                                                         $459,682                 $391,020
                                                                       =================================
Accumulated undistributed net investment income:
   End of year                                                         $  1,896                 $  1,663
                                                                       =================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            5,260                    5,140
   Shares issued for dividends reinvested                                   465                      418
   Shares redeemed                                                       (3,312)                  (3,114)
                                                                       ---------------------------------
      Increase in shares outstanding                                      2,413                    2,444
                                                                       =================================

See accompanying notes to financial statements.

================================================================================

46  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Growth and Tax Strategy Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and

================================================================================

48  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

       ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2018, did not include master netting provisions.

================================================================================

50  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2018*
   (IN THOUSANDS)

                                        ASSET DERIVATIVES                  LIABILITY DERIVATIVES
    ------------------------------------------------------------------------------------------------
                                 STATEMENT OF                         STATEMENT OF
    DERIVATIVES NOT              ASSETS AND                           ASSETS AND
    ACCOUNTED FOR AS             LIABILITIES                          LIABILITIES
    HEDGING INSTRUMENTS          LOCATION           FAIR VALUE        LOCATION            FAIR VALUE
    ------------------------------------------------------------------------------------------------
    Equity contracts             Net unrealized         $7**                                  $-
                                 appreciation of
                                 investments and
                             futures contracts
    ------------------------------------------------------------------------------------------------

     * For open derivative instruments as of May 31, 2018, see the Portfolio of Investments.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2018 (IN THOUSANDS)

                                                                                          CHANGE IN
                                                                                          UNREALIZED
    DERIVATIVES NOT                                                                       APPRECIATION/
    ACCOUNTED FOR AS          STATEMENT OF OPERATIONS         REALIZED GAIN (LOSS)        (DEPRECIATION)
    HEDGING INSTRUMENTS       LOCATION                        ON DERIVATIVES              ON DERIVATIVES
    ----------------------------------------------------------------------------------------------------
    Equity contracts          Net realized gain (loss)             $(116)                       $-
                              on Futures transactions

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily

================================================================================

52  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2018, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $5,781,000; of which all were when-issued securities.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO),

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $3,000, which represents 0.5% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend, REIT return of capital dividend, REIT capital gain dividend, and

================================================================================

54  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

expiring capital loss carryforwards resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by 98,000, decrease accumulated net realized loss on investments by 7,630,000 and decrease in paid in capital by 7,532,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                    2018                 2017
                                                -------------------------------
Ordinary income*                                $2,882,000           $2,390,000
Tax-exempt income                                6,678,000            5,701,000
                                                ----------           ----------
  Total distributions paid                      $9,560,000           $8,091,000
                                                ==========           ==========

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                    $    968,000
Undistributed ordinary income*                                        1,059,000
Unrealized appreciation of investments                              110,682,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend and REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2018, the Fund utilized capital loss carryforwards of $756,000, to offset capital gains. As of May 31, 2018, the Fund had pre-enactment capital loss carryforwards of which $7,532,000 expired in the year ended May 31, 2018. At May 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                     NET
                                           GROSS               GROSS              UNREALIZED
                                         UNREALIZED          UNREALIZED         APPRECIATION /
FUND                    TAX COST        APPRECIATION        DEPRECIATION        (DEPRECIATION)
----------------------------------------------------------------------------------------------
USAA Growth and
  Tax Strategy Fund   $351,097,000     $116,609,000         $(5,927,000)        $110,682,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $81,938,000 and $39,365,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and

================================================================================

56  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

Financial Statements while non-cash collateral is not included. At May 31, 2018, the Fund had no securities on loan.

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of all or a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day- to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.30% of the Fund's average net assets. Prior to October 1, 2017, the Fund's base fee was accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to the Composite Index which is comprised of 51% of the Lipper General Municipal Bond Funds Index, which measures the total return performance of the largest funds tracked by Lipper that invest at least 65% of their assets in municipal debt issues in the top four credit categories, and 49% of the Lipper Large-Cap Core Funds Index, which measures the total return performance of the funds tracked by Lipper that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Index. The performance period for the Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                             ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                          (IN BASIS POINTS)(1)
    --------------------------------------------------------------------
    +/- 20 to 50                                  +/- 4
    +/- 51 to 100                                 +/- 5
    +/- 101 and greater                           +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the composite index over that period, even if the Fund had overall negative returns during the performance period.

For the year ended May 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $1,581,000, which included a 0.01% performance adjustment of $35,000.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Northern Trust Investments, Inc. (NTI), under which NTI directs the investment and reinvestment of the portion of the Fund's assets invested in blue chip stocks (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager. The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average net assets that NTI manages. For the year ended May 31, 2018, the Manager incurred

================================================================================

58  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

subadvisory fees with respect to the Fund, paid or payable to NTI, of $269,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2018, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $639,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2018, the Fund reimbursed the Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2018, the Fund incurred transfer agent's fees, paid or payable to SAS, of $318,000.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

(9) UPCOMING ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of

================================================================================

60  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                                 ----------------------------------------------------------------------------
                                     2018             2017             2016             2015             2014
                                 ----------------------------------------------------------------------------
Net asset value at
  beginning of period            $  18.76         $  17.79         $  17.48         $  16.86         $  15.59
                                 ----------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income               .44              .42              .43              .44              .41
  Net realized and
    unrealized gain                  1.01              .96              .35              .59             1.26
                                 ----------------------------------------------------------------------------
Total from investment
  operations                         1.45             1.38              .78             1.03             1.67
                                 ----------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.44)            (.41)            (.47)            (.41)            (.40)
                                 ----------------------------------------------------------------------------
Net asset value at end
  of period                      $  19.77         $  18.76         $  17.79         $  17.48         $  16.86
                                 ============================================================================
Total return (%)*                    7.81             7.88             4.60             6.16            10.92
Net assets at end
  of period (000)                $459,682         $391,020         $327,334         $283,181         $221,445
Ratios to average
  net assets:**
  Expenses (%)(b)                     .68              .84              .87              .85              .92(a)
  Net investment income (%)          2.32             2.33             2.53             2.63             2.60
Portfolio turnover (%)                 10                4               10                9                5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended May 31, 2018, average net assets were $426,579,000.

(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

(b) Does not include acquired fund fees, if any.

================================================================================

62  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  63

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                 EXPENSES PAID
                                   BEGINNING                ENDING               DURING PERIOD*
                                 ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2017 -
                                DECEMBER 1, 2017          MAY 31, 2018            MAY 31, 2018
                                -----------------------------------------------------------------
Actual                             $1,000.00               $1,018.80                 $3.07

Hypothetical
  (5% return before expenses)       1,000.00                1,021.89                  3.07

*Expenses are equal to the Fund's annualized expense ratio of 0.61%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.88% for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

64  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and Northern Trust Investments, Inc. (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In

================================================================================

66  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board also noted that the Fund's management fee was reduced effective October 1, 2017. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison

================================================================================

68  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2017, and was in the top 20% of its performance universe for the three-, five- and ten-year periods ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically

================================================================================

70  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes.
The Board noted that the Manager's monitoring processes of the Subadviser include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2017, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

72  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

74  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

76  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

78  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

80  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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   23403-0718                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA INTERNATIONAL FUND]

 ==============================================================

        ANNUAL REPORT
        USAA INTERNATIONAL FUND
        FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
        MAY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

JULY 2018
--------------------------------------------------------------------------------

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

================================================================================

================================================================================

in the European Union. Fears about the future of the European Union drove a "flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

   Distributions to Shareholders                                              14

   Report of Independent Registered Public Accounting Firm                    15

   Portfolio of Investments                                                   16

   Notes to Portfolio of Investments                                          39

   Financial Statements                                                       41

   Notes to Financial Statements                                              45

   Financial Highlights                                                       62

EXPENSE EXAMPLE                                                               65

ADVISORY AGREEMENT(S)                                                         67

TRUSTEES' AND OFFICERS' INFORMATION                                           75

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

MFS Investment Management                   Lazard Asset Management

   DANIEL LING                                 PAUL MOGHTADER, CFA
   FILIPE BENZINHO                             TARAS IVANENKO, CFA
                                               CIPRIAN MARIN
Wellington Management Company LLP              CRAIG SCHOLL, CFA
                                               SUSANNE WILLUMSEN
   JAMES H. SHAKIN, CFA
   ANDREW M. CORRY, CFA

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    International equities as an asset class posted positive results over the reporting period ended May 31, 2018, while lagging the performance of the U.S. stock market. In Japan, equities continued to benefit from a recovering economy, while European stock performance was more muted on concerns that the region's economy appeared to be slowing. Strong U.S. equity performance for the reporting period was driven by record corporate profits and a lowering of the corporate income tax rate. Stocks globally gave up ground in early 2018 on concerns about both the pace of Federal Reserve interest rate increases and a potential trade war in the wake of the Trump administration's announcement of tariffs on steel and aluminum as well as on a broad range of products from China. Energy, basic materials and technology were the strongest sectors internationally over the reporting period, while interest rate-sensitive and defensive sectors, including utilities & communications, real estate, and consumer staples, lagged.

o HOW DID THE USAA INTERNATIONAL FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2018, the

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    Fund Shares, Institutional Shares, and Adviser Shares had a total return of 8.61%, 8.68%, and 8.29%, respectively. This compares to returns of 8.67% for the Lipper International Funds Index and 7.97% for the MSCI-EAFE Index (Index).

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management (MFS), Wellington Management Company LLP (Wellington Management), and Lazard Asset Management LLC (Lazard) are the subadvisers to the Fund. The subadvisers provide day-to-day discretionary management for the Fund's assets.

o   WHAT WERE THE PRINCIPAL FACTORS IN LAZARD'S PERFORMANCE RELATIVE TO THE
    INDEXES?

    Lazard focuses on non-U.S. small-capitalization stocks. Stock selection detracted from relative performance in the reporting period as Lazard's holdings lagged in the United Kingdom (U.K.) and Japan. Stock selection in New Zealand and Spain contributed to performance. On a sector basis, selection was favorable in five of eleven sectors led by consumer staples and materials. Holdings in the industrials and consumer discretionary sectors detracted the most from returns.

    Stocks that contributed to the Lazard portfolio's relative return included a2 Milk Co. Ltd., a New Zealand based milk producer with a specialized protein that enables lactose-intolerant infants and adults to drink milk. The company's shares benefited as new distribution agreements in China and the United States offered potential for continued growth. Shares of Eramet, the French mining company, also rallied, as prices for nickel and manganese have seen sharp increases. Sentiment with respect to Plus500 Ltd., the Israeli developer of an online trading platform, benefited over

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

2  | USAA INTERNATIONAL FUND

================================================================================

    the reporting period from regulatory relief from the European Securities and Markets Authority, which we believe should help improve market liquidity and increase volume through its platform.

    Detractors from performance for the reporting period included Lenzing AG, the Austrian textile producer. The company has been aggressively expanding production capacity for viscose staple fiber, also known as rayon, raising concerns around pricing power and operating margins going forward. The stock came under selling pressure, and Lazard exited the position during the reporting period. YIT Oyj, the Finland-based real estate engineering company, acquired Lemminkainen during the reporting period, thereby expanding its development presence in Finland, and in Russia, where it is the largest foreign residential developer. Concerns over the acquisition price and continued weakness in the Russian market weighed on the stock during the reporting period, and Lazard exited the position. Shares of the U.K. provider of veterinary services CVS Group plc, sold off as the company's growth, which is largely driven by acquisition, is likely to be impeded by the Brexit (the U.K.'s vote to leave the European Union). Management lowered guidance, in part, due to an inability to recruit clinicians given the uncertainty around final Brexit terms, and Lazard sold the position.

o   WHAT WERE THE PRINCIPAL FACTORS IN MFS'S PERFORMANCE RELATIVE TO THE
    INDEXES?

    MFS seeks to identify high-quality companies with sustainable above-average growth and returns, whose prospects are not reflected in their valuation. During the reporting period, the largest contributors to relative performance in the MFS portfolio included stock selection in the financial services sector, an underweight allocation to the utilities & communications sector, and an overweight allocation to the technology sector. Security selection in both the leisure and basic materials sectors, as well as an underweight allocation to the energy sector, were the largest detractors from relative performance. Currency exposures relative to the Index, while not actively managed by MFS, also detracted from results.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    In terms of individual holdings, positive contributions were led by Japanese medical device manufacturer Terumo Corp., Singapore based bank DBS Group Holdings Ltd., and Chinese internet company Alibaba Group Holdings Ltd. ADR. Leading individual detractors included holdings of British multinational advertising and public relations firm WPP plc, British home and health products company Reckitt Benckiser Group plc, and German pharmaceutical giant Bayer AG.

    At reporting period-end, the MFS portfolio's largest overweight versus the Index was the consumer staples sector, where MFS continues to view companies as having more durable businesses models, greater geographical diversification, and less earnings volatility than the overall market. The Fund maintains an underweight to financials on the view that most developed-market commercial banks and insurance companies cannot grow faster than global gross domestic product through a full economic cycle, and that current valuations already reflect the potential of better economic, regulatory, and interest rate environments going forward.

o WHAT WERE THE PRINCIPAL FACTORS IN WELLINGTON'S PERFORMANCE RELATIVE TO THE INDEX?

    The Wellington portion of the Fund outperformed the MSCI EAFE Index, largely due to the impact of sector allocations, which result from Wellington's stock selection process. Overweight allocations to energy and materials, coupled with underweight allocations to consumer staples and health care, contributed most to relative performance. Stock selection had a negative impact on returns for the reporting period, driven by weak selection in the materials, energy, and consumer discretionary sectors. This was partially offset by strong selection within the financials, health care, and industrials sectors. From a regional perspective, security selection in Europe and Asia ex Japan added the most value. Within Europe, holdings in the U.K. and Germany added the most value.

    Top individual contributors to relative performance during the reporting period included an out-of-benchmark position in Japan Steel Works Ltd.,

================================================================================

4  | USAA INTERNATIONAL FUND

================================================================================

    a Japan based steel manufacturer, and a lack of exposure to both Roche Holdings AG, a Switzerland based producer of pharmaceutical and diagnostic products, and British American Tobacco*, a U.K. based provider of tobacco products worldwide. Conversely, out-of-benchmark positions in Austria based producer of lighting products Zumtobel Group AG and Canadian gold mining company Eldorado Gold Corp. detracted from relative performance, as did a position in Takeda Pharmaceutical Co. Ltd., a Japan based global pharmaceutical company.

    While sector weights are a product of Wellington's bottom-up stock selection process, at the end of the reporting period the portfolio's biggest overweights were to the energy, financials, and information technology sectors, while the most significant underweights were to the consumer staples, health care, and real estate sectors. On a regional basis, the Wellington portfolio's largest overweight allocations were to emerging markets and Japan, at the expense of underweight allocations to Europe ex-U.K. and Asia ex-Japan.

    Thank you for allowing us to help manage your investments.

    * British American Tobacco was sold out of the Fund prior to May 31, 2017.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA INTERNATIONAL FUND SHARES (FUND SHARES)
(Ticker Symbol: USIFX)

--------------------------------------------------------------------------------
                                           5/31/18                   5/31/17
--------------------------------------------------------------------------------
Net Assets                              $1.9 Billion              $1.7 Billion
Net Asset Value Per Share                  $32.82                    $31.16

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
   1 YEAR                          5 YEARS                          10 YEARS
   8.61%                            6.70%                             4.03%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/17*
--------------------------------------------------------------------------------
                                      1.11%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA INTERNATIONAL FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA INTERNATIONAL     LIPPER INTERNATIONAL         MSCI EAFE
                      FUND SHARES             FUNDS INDEX                INDEX
05/31/08              $10,000.00              $10,000.00              $10,000.00
06/30/08                9,153.00                9,142.13                9,182.12
07/31/08                8,898.00                8,824.34                8,887.42
08/31/08                8,599.00                8,469.22                8,527.27
09/30/08                7,713.00                7,353.51                7,294.31
10/31/08                6,369.00                5,805.16                5,822.44
11/30/08                5,883.00                5,427.60                5,507.74
12/31/08                6,400.00                5,800.57                5,838.87
01/31/09                5,679.00                5,210.23                5,265.89
02/28/09                5,165.00                4,732.13                4,725.64
03/31/09                5,563.00                5,083.53                5,025.13
04/30/09                6,047.00                5,712.88                5,668.56
05/31/09                6,768.00                6,487.21                6,339.18
06/30/09                6,663.00                6,386.91                6,303.13
07/31/09                7,399.00                7,029.88                6,878.61
08/31/09                7,646.00                7,284.19                7,252.52
09/30/09                8,056.00                7,651.42                7,530.21
10/31/09                7,920.00                7,441.26                7,436.11
11/30/09                8,258.00                7,712.95                7,584.99
12/31/09                8,476.00                7,847.92                7,694.24
01/31/10                8,040.00                7,468.85                7,355.25
02/28/10                8,040.00                7,508.40                7,304.83
03/31/10                8,540.00                7,995.83                7,760.82
04/30/10                8,400.00                7,904.43                7,620.39
05/31/10                7,474.00                7,085.63                6,743.57
06/30/10                7,474.00                6,993.36                6,676.33
07/31/10                8,169.00                7,629.80                7,309.43
08/31/10                7,865.00                7,373.19                7,082.48
09/30/10                8,677.00                8,110.52                7,776.47
10/31/10                9,038.00                8,407.15                8,057.42
11/30/10                8,635.00                8,099.44                7,669.50
12/31/10                9,313.00                8,713.76                8,290.54
01/31/11                9,408.00                8,840.94                8,486.18
02/28/11                9,653.00                9,090.01                8,765.98
03/31/11                9,596.00                9,000.53                8,569.52
04/30/11               10,316.00                9,476.35                9,081.76
05/31/11               10,067.00                9,200.57                8,813.44
06/30/11                9,941.00                9,039.21                8,703.08
07/31/11                9,791.00                8,873.88                8,564.68
08/31/11                8,911.00                8,090.16                7,791.38
09/30/11                7,923.00                7,143.48                7,048.96
10/31/11                8,826.00                7,870.26                7,728.62
11/30/11                8,589.00                7,646.45                7,353.69
12/31/11                8,399.00                7,451.78                7,283.97
01/31/12                8,916.00                7,948.47                7,672.54
02/29/12                9,405.00                8,391.70                8,112.77
03/31/12                9,573.00                8,387.71                8,075.08
04/30/12                9,425.00                8,245.13                7,917.02
05/31/12                8,388.00                7,392.93                7,008.04
06/30/12                8,904.00                7,811.37                7,499.39
07/31/12                8,951.00                7,888.85                7,584.44
08/31/12                9,172.00                8,116.15                7,788.13
09/30/12                9,456.00                8,364.69                8,018.51
10/31/12                9,553.00                8,422.76                8,085.24
11/30/12                9,806.00                8,605.98                8,280.62
12/31/12               10,253.00                8,920.08                8,545.34
01/31/13               10,595.00                9,285.60                8,996.09
02/28/13               10,536.00                9,171.69                8,910.76
03/31/13               10,567.00                9,263.77                8,983.92
04/30/13               10,792.00                9,604.96                9,452.04
05/31/13               10,733.00                9,512.60                9,223.80
06/30/13               10,402.00                9,212.08                8,896.09
07/31/13               10,996.00                9,719.90                9,365.53
08/31/13               10,756.00                9,546.20                9,241.64
09/30/13               11,468.00               10,197.49                9,924.85
10/31/13               11,752.00               10,521.99               10,258.57
11/30/13               11,921.00               10,623.93               10,337.13
12/31/13               12,101.00               10,813.41               10,491.80
01/31/14               11,411.00               10,338.52               10,069.34
02/28/14               12,057.00               10,907.12               10,629.12
03/31/14               11,958.00               10,859.32               10,561.37
04/30/14               12,180.00               10,971.62               10,714.05
05/31/14               12,394.00               11,155.58               10,888.05
06/30/14               12,430.00               11,264.12               10,993.03
07/31/14               12,065.00               10,982.01               10,777.33
08/31/14               12,156.00               11,051.02               10,760.75
09/30/14               11,847.00               10,646.12               10,347.10
10/31/14               11,704.00               10,584.78               10,196.87
11/30/14               11,986.00               10,721.99               10,335.56
12/31/14               11,485.00               10,355.53                9,977.53
01/31/15               11,616.00               10,411.77               10,026.30
02/28/15               12,303.00               10,993.45               10,625.68
03/31/15               12,172.00               10,880.43               10,464.27
04/30/15               12,667.00               11,273.75               10,891.51
05/31/15               12,639.00               11,296.09               10,835.76
06/30/15               12,262.00               11,003.02               10,528.74
07/31/15               12,491.00               11,074.83               10,747.36
08/31/15               11,571.00               10,309.92                9,956.75
09/30/15               11,162.00                9,852.11                9,451.19
10/31/15               11,841.00               10,514.30               10,189.98
11/30/15               11,747.00               10,424.13               10,031.46
12/31/15               11,549.00               10,217.01                9,896.29
01/31/16               10,827.00                9,604.41                9,180.65
02/29/16               10,529.00                9,414.49                9,012.46
03/31/16               11,229.00               10,055.26                9,598.87
04/30/16               11,406.00               10,246.82                9,876.77
05/31/16               11,406.00               10,223.74                9,787.05
06/30/16               11,035.00                9,956.12                9,458.52
07/31/16               11,618.00               10,382.68                9,937.89
08/31/16               11,722.00               10,480.28                9,944.94
09/30/16               11,869.00               10,616.99               10,067.11
10/31/16               11,713.00               10,402.55                9,861.19
11/30/16               11,480.00               10,197.36                9,664.79
12/31/16               11,751.00               10,390.45                9,995.27
01/31/17               12,211.00               10,763.52               10,285.22
02/28/17               12,330.00               10,875.12               10,432.29
03/31/17               12,703.00               11,231.96               10,719.48
04/30/17               13,137.00               11,562.73               10,992.23
05/31/17               13,673.00               11,968.94               11,395.69
06/30/17               13,712.00               11,978.82               11,375.54
07/31/17               14,120.00               12,360.63               11,703.67
08/31/17               14,129.00               12,391.24               11,699.26
09/30/17               14,449.00               12,684.48               11,990.35
10/31/17               14,699.00               12,888.70               12,172.42
11/30/17               14,800.00               12,970.52               12,300.10
12/31/17               15,053.00               13,164.94               12,497.53
01/31/18               15,786.00               13,879.19               13,124.40
02/28/18               15,080.00               13,187.05               12,532.01
03/31/18               14,858.00               13,067.27               12,306.14
04/30/18               15,130.00               13,218.53               12,587.12
05/31/18               14,849.00               13,006.97               12,304.19

                                   [END CHART]

                       Data from 5/31/08 through 5/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Shares to the following benchmarks:

o The unmanaged Lipper International Funds Index tracks the total return performance of funds within the Lipper International Funds category.

o The unmanaged MSCI EAFE Index reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA INTERNATIONAL FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIIFX)

--------------------------------------------------------------------------------
                                        5/31/18                      5/31/17
--------------------------------------------------------------------------------
Net Assets                            $2.3 Billion                $2.3 Billion
Net Asset Value Per Share                $32.72                      $31.07

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
   1 YEAR                   5 YEARS                   SINCE INCEPTION 8/01/08
   8.68%                     6.83%                             5.73%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/17*
--------------------------------------------------------------------------------
                                      1.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA INTERNATIONAL FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA INTERNATIONAL
                    FUND INSTITUTIONAL     LIPPER INTERNATIONAL        MSCI EAFE
                         SHARES                FUNDS INDEX               INDEX
07/31/08              $10,000.00              $10,000.00              $10,000.00
08/31/08                9,823.00                9,597.57                9,594.76
09/30/08                8,811.00                8,333.22                8,207.46
10/31/08                7,276.00                6,578.58                6,551.33
11/30/08                6,720.00                6,150.72                6,197.23
12/31/08                7,311.00                6,573.37                6,569.82
01/31/09                6,494.00                5,904.38                5,925.10
02/28/09                5,910.00                5,362.59                5,317.23
03/31/09                6,370.00                5,760.81                5,654.21
04/30/09                6,924.00                6,474.00                6,378.18
05/31/09                7,754.00                7,351.49                7,132.76
06/30/09                7,633.00                7,237.83                7,092.19
07/31/09                8,480.00                7,966.47                7,739.72
08/31/09                8,764.00                8,254.66                8,160.43
09/30/09                9,241.00                8,670.81                8,472.88
10/31/09                9,086.00                8,432.65                8,367.01
11/30/09                9,477.00                8,740.54                8,534.53
12/31/09                9,730.00                8,893.49                8,657.45
01/31/10                9,229.00                8,463.92                8,276.03
02/28/10                9,233.00                8,508.74                8,219.29
03/31/10                9,813.00                9,061.11                8,732.36
04/30/10                9,652.00                8,957.53                8,574.36
05/31/10                8,593.00                8,029.65                7,604.46
06/30/10                8,597.00                7,925.08                7,512.11
07/31/10                9,399.00                8,646.32                8,224.47
08/31/10                9,050.00                8,355.51                7,969.11
09/30/10                9,988.00                9,191.07                8,749.98
10/31/10               10,406.00                9,527.22                9,066.10
11/30/10                9,948.00                9,178.53                8,629.62
12/31/10               10,725.00                9,874.69                9,328.41
01/31/11               10,840.00               10,018.81                9,548.53
02/28/11               11,127.00               10,301.06                9,863.36
03/31/11               11,061.00               10,199.66                9,642.31
04/30/11               11,890.00               10,738.87               10,218.67
05/31/11               11,612.00               10,426.35                9,916.76
06/30/11               11,467.00               10,243.50                9,792.59
07/31/11               11,299.00               10,056.14                9,636.86
08/31/11               10,284.00                9,168.00                8,766.75
09/30/11                9,145.00                8,095.20                7,931.39
10/31/11               10,191.00                8,918.81                8,696.14
11/30/11                9,913.00                8,665.19                8,274.27
12/31/11                9,699.00                8,444.57                8,195.83
01/31/12               10,297.00                9,007.43                8,633.04
02/29/12               10,867.00                9,509.72                9,128.38
03/31/12               11,056.00                9,505.19                9,085.97
04/30/12               10,889.00                9,343.62                8,908.12
05/31/12                9,695.00                8,377.89                7,885.35
06/30/12               10,292.00                8,852.07                8,438.21
07/31/12               10,351.00                8,939.88                8,533.91
08/31/12               10,607.00                9,197.45                8,763.09
09/30/12               10,934.00                9,479.11                9,022.31
10/31/12               11,047.00                9,544.92                9,097.40
11/30/12               11,343.00                9,752.54                9,317.24
12/31/12               11,861.00               10,108.50                9,615.10
01/31/13               12,263.00               10,522.72               10,122.28
02/28/13               12,194.00               10,393.62               10,026.26
03/31/13               12,235.00               10,497.98               10,110.34
04/30/13               12,496.00               10,884.62               10,635.30
05/31/13               12,427.00               10,779.95               10,378.49
06/30/13               12,044.00               10,439.40               10,009.75
07/31/13               12,738.00               11,014.87               10,537.96
08/31/13               12,464.00               10,818.04               10,398.57
09/30/13               13,285.00               11,556.10               11,167.31
10/31/13               13,619.00               11,923.83               11,542.80
11/30/13               13,810.00               12,039.35               11,631.19
12/31/13               14,026.00               12,254.07               11,805.23
01/31/14               13,223.00               11,715.92               11,329.88
02/28/14               13,979.00               12,360.27               11,959.74
03/31/14               13,864.00               12,306.10               11,883.51
04/30/14               14,122.00               12,433.36               12,055.30
05/31/14               14,371.00               12,641.83               12,251.08
06/30/14               14,413.00               12,764.83               12,369.21
07/31/14               13,993.00               12,445.13               12,126.12
08/31/14               14,099.00               12,523.34               12,107.46
09/30/14               13,744.00               12,064.50               11,642.42
10/31/14               13,583.00               11,994.99               11,473.37
11/30/14               13,906.00               12,150.48               11,629.43
12/31/14               13,327.00               11,735.19               11,226.57
01/31/15               13,484.00               11,798.92               11,281.45
02/28/15               14,279.00               12,458.10               11,955.87
03/31/15               14,132.00               12,330.02               11,774.25
04/30/15               14,708.00               12,775.75               12,254.98
05/31/15               14,675.00               12,801.06               12,192.25
06/30/15               14,241.00               12,468.94               11,846.80
07/31/15               14,508.00               12,550.33               12,092.78
08/31/15               13,441.00               11,683.51               11,203.20
09/30/15               12,965.00               11,164.70               10,634.35
10/31/15               13,756.00               11,915.11               11,465.63
11/30/15               13,646.00               11,812.93               11,287.26
12/31/15               13,420.00               11,578.21               11,135.17
01/31/16               12,579.00               10,883.99               10,329.94
02/29/16               12,237.00               10,668.78               10,140.69
03/31/16               13,053.00               11,394.92               10,800.52
04/30/16               13,259.00               11,612.00               11,113.21
05/31/16               13,264.00               11,585.84               11,012.25
06/30/16               12,831.00               11,282.57               10,642.60
07/31/16               13,511.00               11,765.95               11,181.97
08/31/16               13,632.00               11,876.56               11,189.91
09/30/16               13,808.00               12,031.49               11,327.37
10/31/16               13,627.00               11,788.48               11,095.67
11/30/16               13,355.00               11,555.95               10,874.69
12/31/16               13,675.00               11,774.76               11,246.54
01/31/17               14,213.00               12,197.54               11,572.78
02/28/17               14,351.00               12,324.01               11,738.27
03/31/17               14,782.00               12,728.39               12,061.41
04/30/17               15,294.00               13,103.23               12,368.31
05/31/17               15,914.00               13,563.56               12,822.27
06/30/17               15,960.00               13,574.75               12,799.60
07/31/17               16,436.00               14,007.42               13,168.81
08/31/17               16,446.00               14,042.11               13,163.85
09/30/17               16,825.00               14,374.43               13,491.37
10/31/17               17,112.00               14,605.86               13,696.23
11/30/17               17,235.00               14,698.58               13,839.90
12/31/17               17,533.00               14,918.90               14,062.04
01/31/18               18,384.00               15,728.31               14,767.39
02/28/18               17,560.00               14,943.95               14,100.85
03/31/18               17,306.00               14,808.22               13,846.70
04/30/18               17,623.00               14,979.63               14,162.86
05/31/18               17,295.00               14,739.88               13,844.50

                                   [END CHART]

                       Data from 7/31/08 through 5/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

*The performance of the Lipper International Funds Index and the MSCI EAFE Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA INTERNATIONAL FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAIFX)

--------------------------------------------------------------------------------
                                          5/31/18                    5/31/17
--------------------------------------------------------------------------------
Net Assets                             $8.1 Million               $7.5 Million
Net Asset Value Per Share                 $32.67                     $31.04

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
   1 YEAR                   5 YEARS                  SINCE INCEPTION 8/01/10
    8.29%                    6.41%                           7.20%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/17*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT       1.51%            AFTER REIMBURSEMENT       1.35%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.35% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 1.35%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA INTERNATIONAL FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA INTERNATIONAL
                   FUND ADVISER SHARES    LIPPER INTERNATIONAL         MSCI EAFE
                         SHARES               FUNDS INDEX                INDEX
07/31/10              $10,000.00              $10,000.00              $10,000.00
08/31/10                9,346.00                9,663.67                9,689.52
09/30/10               10,311.00               10,630.05               10,638.96
10/31/10               10,735.00               11,018.82               11,023.33
11/30/10               10,257.00               10,615.53               10,492.61
12/31/10               11,056.00               11,420.69               11,342.26
01/31/11               11,165.00               11,587.38               11,609.90
02/28/11               11,456.00               11,913.82               11,992.70
03/31/11               11,383.00               11,796.54               11,723.92
04/30/11               12,229.00               12,420.17               12,424.71
05/31/11               11,934.00               12,058.72               12,057.62
06/30/11               11,784.00               11,847.24               11,906.65
07/31/11               11,597.00               11,630.55               11,717.31
08/31/11               10,555.00               10,603.36               10,659.35
09/30/11                9,381.00                9,362.60                9,643.65
10/31/11               10,446.00               10,315.16               10,573.50
11/30/11               10,159.00               10,021.82               10,060.55
12/31/11                9,936.00                9,766.67                9,965.17
01/31/12               10,543.00               10,417.66               10,496.77
02/29/12               11,123.00               10,998.58               11,099.05
03/31/12               11,312.00               10,993.34               11,047.48
04/30/12               11,137.00               10,806.48               10,831.24
05/31/12                9,909.00                9,689.55                9,587.67
06/30/12               10,516.00               10,237.97               10,259.88
07/31/12               10,571.00               10,339.52               10,376.24
08/31/12               10,824.00               10,637.43               10,654.90
09/30/12               11,155.00               10,963.18               10,970.09
10/31/12               11,266.00               11,039.29               11,061.38
11/30/12               11,560.00               11,279.42               11,328.68
12/31/12               12,085.00               11,691.10               11,690.85
01/31/13               12,485.00               12,170.17               12,307.51
02/28/13               12,411.00               12,020.87               12,190.77
03/31/13               12,448.00               12,141.56               12,290.87
04/30/13               12,709.00               12,588.74               12,931.29
05/31/13               12,634.00               12,467.68               12,619.03
06/30/13               12,239.00               12,073.81               12,170.70
07/31/13               12,937.00               12,739.38               12,812.94
08/31/13               12,653.00               12,511.73               12,643.45
09/30/13               13,486.00               13,365.34               13,578.15
10/31/13               13,816.00               13,790.65               14,034.70
11/30/13               14,002.00               13,924.25               14,142.18
12/31/13               14,211.00               14,172.59               14,353.79
01/31/14               13,398.00               13,550.18               13,775.82
02/28/14               14,155.00               14,295.41               14,541.65
03/31/14               14,038.00               14,232.77               14,448.97
04/30/14               14,300.00               14,379.95               14,657.84
05/31/14               14,547.00               14,621.06               14,895.89
06/30/14               14,585.00               14,763.32               15,039.52
07/31/14               14,150.00               14,393.57               14,744.42
08/31/14               14,253.00               14,484.01               14,721.74
09/30/14               13,884.00               13,953.34               14,155.83
10/31/14               13,716.00               13,872.95               13,950.29
11/30/14               14,038.00               14,052.78               14,140.04
12/31/14               13,453.00               13,572.47               13,650.21
01/31/15               13,602.00               13,646.18               13,716.94
02/28/15               14,404.00               14,408.56               14,536.95
03/31/15               14,250.00               14,260.44               14,316.12
04/30/15               14,827.00               14,775.94               14,900.63
05/31/15               14,784.00               14,805.21               14,824.36
06/30/15               14,342.00               14,421.10               14,404.33
07/31/15               14,606.00               14,515.23               14,703.41
08/31/15               13,525.00               13,512.70               13,621.78
09/30/15               13,045.00               12,912.67               12,930.13
10/31/15               13,832.00               13,780.56               13,940.87
11/30/15               13,722.00               13,662.39               13,723.99
12/31/15               13,492.00               13,390.92               13,539.07
01/31/16               12,641.00               12,588.01               12,560.01
02/29/16               12,297.00               12,339.10               12,329.90
03/31/16               13,107.00               13,178.93               13,132.18
04/30/16               13,314.00               13,430.00               13,512.37
05/31/16               13,314.00               13,399.74               13,389.62
06/30/16               12,874.00               13,048.99               12,940.16
07/31/16               13,557.00               13,608.05               13,595.98
08/31/16               13,674.00               13,735.98               13,605.63
09/30/16               13,841.00               13,915.16               13,772.77
10/31/16               13,659.00               13,634.10               13,491.05
11/30/16               13,385.00               13,365.17               13,222.36
12/31/16               13,695.00               13,618.24               13,674.49
01/31/17               14,234.00               14,107.21               14,071.16
02/28/17               14,367.00               14,253.47               14,272.37
03/31/17               14,793.00               14,721.16               14,665.27
04/30/17               15,301.00               15,154.69               15,038.43
05/31/17               15,921.00               15,687.09               15,590.39
06/30/17               15,962.00               15,700.04               15,562.82
07/31/17               16,434.00               16,200.45               16,011.74
08/31/17               16,439.00               16,240.57               16,005.71
09/30/17               16,814.00               16,624.91               16,403.94
10/31/17               17,096.00               16,892.58               16,653.03
11/30/17               17,214.00               16,999.81               16,827.71
12/31/17               17,500.00               17,254.62               17,097.81
01/31/18               18,350.00               18,190.76               17,955.43
02/28/18               17,521.00               17,283.60               17,144.99
03/31/18               17,262.00               17,126.62               16,835.98
04/30/18               17,574.00               17,324.86               17,220.39
05/31/18               17,241.00               17,047.58               16,833.31

                                   [END CHART]

                       Data from 7/31/10 through 5/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

*The performance of the MSCI EAFE Index and the Lipper International Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/18 o
                                (% of Net Assets)

Diversified Banks ........................................................  7.4%
Pharmaceuticals ..........................................................  7.1%
Integrated Oil & Gas .....................................................  4.1%
Packaged Foods & Meats ...................................................  3.5%
Life & Health Insurance ..................................................  2.9%
Distillers & Vintners ....................................................  2.7%
Electrical Components & Equipment ........................................  2.5%
Personal Products ........................................................  2.5%
Health Care Equipment ....................................................  2.4%
Health Care Supplies .....................................................  2.3%

                      o TOP 10 EQUITY HOLDINGS - 5/31/18 o
                                (% of Net Assets)

Nestle S.A. ..............................................................  2.1%
Bayer AG .................................................................  1.9%
AIA Group Ltd. ...........................................................  1.9%
Hoya Corp. ...............................................................  1.7%
Terumo Corp. .............................................................  1.6%
UBS Group AG .............................................................  1.6%
Schneider Electric SE ....................................................  1.5%
Pernod Ricard S.A. .......................................................  1.5%
Air Liquide S.A. .........................................................  1.5%
SAP SE ...................................................................  1.5%

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

12  | USAA INTERNATIONAL FUND

================================================================================

                        o COUNTRY ALLOCATION - 5/31/18 o

                        [PIE CHART OF COUNTRY ALLOCATION]

OTHER*                                                                     27.1%
JAPAN                                                                      20.3%
UNITED KINGDOM                                                             14.8%
FRANCE                                                                     12.9%
SWITZERLAND                                                                 8.8%
GERMANY                                                                     8.0%
NETHERLANDS                                                                 3.9%
CANADA                                                                      3.1%

                                   [END CHART]

*Includes countries with less than 3% of portfolio, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

 DIVIDEND RECEIVED           LONG-TERM             FOREIGN           FOREIGN        QUALIFIED
DEDUCTION (CORPORATE       CAPITAL GAIN             TAXES            SOURCE         INTEREST
  SHAREHOLDERS)(1)        DISTRIBUTIONS(2)          PAID(3)          INCOME          INCOME
---------------------------------------------------------------------------------------------
      0.44%                 $21,458,000          $7,465,000       $105,073,000       $370,000
---------------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

(3)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA INTERNATIONAL FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERNATIONAL FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA International Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more USAA investment companies since 2002.

San Antonio, Texas
July 24, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.3%)

              COMMON STOCKS (98.1%)

              CONSUMER DISCRETIONARY (11.7%)
              ------------------------------
              ADVERTISING (1.2%)
     23,200   Criteo S.A. ADR(a)                                                                  $      560
     64,600   Gendai Agency, Inc.                                                                        322
  3,104,060   WPP plc                                                                                 50,858
                                                                                                  ----------
                                                                                                      51,740
                                                                                                  ----------
              APPAREL RETAIL (0.1%)
    108,590   Honeys Holdings Co. Ltd.                                                                   995
    152,015   Nishimatsuya Chain Co. Ltd.                                                              1,655
     75,135   PAL GROUP Holdings Co. Ltd.                                                              1,926
     21,551   SMCP S.A.(a),(b)                                                                           593
                                                                                                  ----------
                                                                                                       5,169
                                                                                                  ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (1.9%)
  6,423,455   361 Degrees International Ltd.                                                           2,023
     12,464   Hermes International                                                                     8,871
     72,688   Luxottica Group S.p.A.                                                                   4,527
    178,575   LVMH Moet Hennessy Louis Vuitton SE                                                     62,013
    117,620   Sanyo Shokai Ltd.                                                                        2,554
  3,803,189   Xtep International Holdings Ltd.                                                         2,420
                                                                                                  ----------
                                                                                                      82,408
                                                                                                  ----------
              AUTO PARTS & EQUIPMENT (1.8%)
    288,900   Ahresty Corp.                                                                            2,592
    166,060   Aisan Industry Co. Ltd.                                                                  1,559
    693,500   Denso Corp.                                                                             33,723
    136,670   Exedy Corp.                                                                              4,309
    118,600   F-Tech, Inc.                                                                             1,488
     54,000   G-Tekt Corp.                                                                               926
     59,300   Imasen Electric Industrial                                                                 691
    214,610   Keihin Corp.                                                                             4,184
    125,100   Nihon Plast Co. Ltd.                                                                     1,159
    187,093   Nissin Kogyo Co. Ltd.                                                                    3,312
    215,155   NOK Corp.                                                                                4,047
    225,973   Schaeffler AG                                                                            3,384
    241,410   Sumitomo Riko Co. Ltd.                                                                   2,519

================================================================================

16  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    257,640   Tokai Rika Co. Ltd.                                                                 $    4,827
    187,790   Toyoda Gosei Co. Ltd.                                                                    4,953
     82,700   U-Shin Ltd.(a)                                                                             560
    458,000   Xinyi Glass Holdings Ltd.                                                                  629
                                                                                                  ----------
                                                                                                      74,862
                                                                                                  ----------
              AUTOMOBILE MANUFACTURERS (0.6%)
  5,245,120   Dongfeng Motor Group Co. Ltd. "H"                                                        5,985
    376,975   Honda Motor Co. Ltd.                                                                    11,945
    181,602   Kia Motors Corp.                                                                         5,248
     23,651   Renault S.A.                                                                             2,285
                                                                                                  ----------
                                                                                                      25,463
                                                                                                  ----------
              AUTOMOTIVE RETAIL (0.1%)
  1,074,644   Halfords Group plc                                                                       4,823
                                                                                                  ----------
              BROADCASTING (0.8%)
    180,365   Fuji Media Holdings, Inc.                                                                3,036
     46,291   Metropole Television S.A.                                                                  980
    354,630   Nippon Television Holdings, Inc.                                                         5,979
    614,273   ProSiebenSat.1 Media SE                                                                 18,075
    401,951   Television Francaise 1                                                                   4,379
    166,335   TV Asahi Holdings Corp.                                                                  3,569
                                                                                                  ----------
                                                                                                      36,018
                                                                                                  ----------
              CASINOS & GAMING (0.4%)
    275,100   International Game Technology plc                                                        6,916
    519,018   Kindred Group plc                                                                        6,579
    373,453   William Hill plc                                                                         1,589
                                                                                                  ----------
                                                                                                      15,084
                                                                                                  ----------
              COMPUTER & ELECTRONICS RETAIL (0.2%)
    362,962   CECONOMY AG                                                                              3,555
    144,102   Unieuro S.p.A.(b)                                                                        2,291
    229,000   Yamada Denki Co. Ltd.                                                                    1,187
                                                                                                  ----------
                                                                                                       7,033
                                                                                                  ----------
              CONSUMER ELECTRONICS (0.2%)
    295,870   Funai Electric Co. Ltd.(a)                                                               1,806
    159,490   Nikon Corp.                                                                              2,587
  2,500,500   Pioneer Corp.(a)                                                                         3,563
                                                                                                  ----------
                                                                                                       7,956
                                                                                                  ----------
              DEPARTMENT STORES (0.2%)
  1,674,000   Lifestyle International Holdings Ltd.                                                    5,272
  1,068,474   Marks & Spencer Group plc                                                                4,034
                                                                                                  ----------
                                                                                                       9,306
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              DISTRIBUTORS (0.1%)
    102,500   Happinet Corp.                                                                      $    1,364
    208,086   Inchcape plc                                                                             2,024
                                                                                                  ----------
                                                                                                       3,388
                                                                                                  ----------
              EDUCATION SERVICES (0.1%)
     63,375   Benesse Holdings, Inc.                                                                   2,307
                                                                                                  ----------
              FOOTWEAR (0.1%)
  8,470,385   Daphne International Holdings Ltd.(a)                                                      475
    597,017   Geox S.p.A.                                                                              1,773
                                                                                                  ----------
                                                                                                       2,248
                                                                                                  ----------
              GENERAL MERCHANDISE STORES (0.0%)
    188,940   Reject Shop Ltd.                                                                           946
                                                                                                  ----------
              HOME FURNISHINGS (0.1%)
    190,472   Victoria plc(a),(c)                                                                      2,162
                                                                                                  ----------
              HOME IMPROVEMENT RETAIL (0.1%)
     53,900   Kohnan Shoji Co. Ltd.                                                                    1,307
    129,900   Komeri Co. Ltd.                                                                          3,317
                                                                                                  ----------
                                                                                                       4,624
                                                                                                  ----------
              HOMEBUILDING (0.2%)
    377,100   Haseko Corp.                                                                             5,733
    126,900   Meiwa Estate Co. Ltd.                                                                      827
                                                                                                  ----------
                                                                                                       6,560
                                                                                                  ----------
              HOUSEHOLD APPLIANCES (0.1%)
     25,900   SodaStream International Ltd.(a)                                                         2,156
      9,245   SodaStream International Ltd.(a)                                                           787
                                                                                                  ----------
                                                                                                       2,943
                                                                                                  ----------
              INTERNET & DIRECT MARKETING RETAIL (0.0%)
    784,520   Qliro Group AB(a),(c)                                                                      959
                                                                                                  ----------
              LEISURE FACILITIES (0.1%)
    549,400   Tokyo Dome Corp.                                                                         5,298
                                                                                                  ----------
              LEISURE PRODUCTS (0.5%)
     17,837   Beneteau S.A.                                                                              385
    102,774   Games Workshop Group plc                                                                 3,962
     29,900   Mizuno Corp.                                                                             1,090
    127,880   Sankyo Co. Ltd.                                                                          5,072
    189,081   Technogym S.p.A.(b)                                                                      2,215
     32,786   Trigano S.A.                                                                             6,516
                                                                                                  ----------
                                                                                                      19,240
                                                                                                  ----------

================================================================================

18  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              MOVIES & ENTERTAINMENT (0.3%)
    225,295   Avex, Inc.                                                                          $    3,140
  1,138,358   Cineworld Group plc                                                                      3,859
    132,685   CTS Eventim AG & Co. KGaA                                                                6,406
      9,296   Xilam Animation S.A.(a),(c)                                                                655
                                                                                                  ----------
                                                                                                      14,060
                                                                                                  ----------
              PUBLISHING (0.0%)
     47,145   Proto Corp.                                                                                702
                                                                                                  ----------
              RESTAURANTS (2.3%)
  2,579,879   Compass Group plc                                                                       55,473
    197,500   Fairwood Holdings Ltd.                                                                     786
    274,103   SSP Group plc                                                                            2,350
    990,134   Yum China Holdings, Inc.                                                                38,912
                                                                                                  ----------
                                                                                                      97,521
                                                                                                  ----------
              SPECIALIZED CONSUMER SERVICES (0.0%)
    103,000   Take And Give Needs Co. Ltd.                                                             1,449
                                                                                                  ----------
              SPECIALTY STORES (0.2%)
  1,177,265   JD Sports Fashion plc                                                                    5,958
    771,910   Pets at Home Group plc                                                                   1,288
    185,550   Xebio Holdings Co. Ltd.                                                                  3,130
                                                                                                  ----------
                                                                                                      10,376
                                                                                                  ----------
              TEXTILES (0.0%)
    134,600   Shikibo Ltd.                                                                             1,606
                                                                                                  ----------
              Total Consumer Discretionary                                                           496,251
                                                                                                  ----------
              CONSUMER STAPLES (12.7%)
              ------------------------
              AGRICULTURAL PRODUCTS (0.1%)
     66,600   Chubu Shiryo Co. Ltd.                                                                    1,254
    168,905   ForFarmers N.V.                                                                          2,279
     17,576   Vilmorin & Cie S.A.                                                                      1,184
                                                                                                  ----------
                                                                                                       4,717
                                                                                                  ----------
              BREWERS (0.8%)
  2,935,917   Ambev S.A. ADR                                                                          15,443
    160,166   Carlsberg A/S "B"                                                                       17,811
                                                                                                  ----------
                                                                                                      33,254
                                                                                                  ----------
              DISTILLERS & VINTNERS (2.7%)
    382,644   C&C Group plc                                                                            1,343
  1,275,053   Diageo plc                                                                              46,824
    385,865   Pernod Ricard S.A.                                                                      64,823
                                                                                                  ----------
                                                                                                     112,990
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              DRUG RETAIL (0.1%)
    169,300   Cawachi Ltd.                                                                        $    3,791
                                                                                                  ----------
              FOOD DISTRIBUTORS (0.1%)
  1,520,587   Metcash Ltd.                                                                             3,335
     75,600   Mitsubishi Shokuhin Co. Ltd.                                                             2,028
     33,300   Yamatane Corp.                                                                             635
                                                                                                  ----------
                                                                                                       5,998
                                                                                                  ----------
              FOOD RETAIL (0.5%)
    101,200   Arcs Co. Ltd.                                                                            2,748
  1,550,927   J Sainsbury plc                                                                          6,562
  4,243,301   Tesco plc                                                                               13,860
                                                                                                  ----------
                                                                                                      23,170
                                                                                                  ----------
              HOUSEHOLD PRODUCTS (1.6%)
    802,856   Essity AB "B"                                                                           20,392
    586,071   Reckitt Benckiser Group plc                                                             44,884
     67,200   ST Corp.                                                                                 1,654
     59,700   Transaction Co. Ltd.                                                                       540
                                                                                                  ----------
                                                                                                      67,470
                                                                                                  ----------
              HYPERMARKETS & SUPER CENTERS (0.1%)
    254,936   METRO AG                                                                                 3,433
                                                                                                  ----------
              PACKAGED FOODS & MEATS (3.5%)
    278,345   a2 Milk Co. Ltd.(a)                                                                      2,118
    383,023   Austevoll Seafood ASA                                                                    4,587
    490,322   Danone S.A.                                                                             37,482
  1,123,500   Feed One Co. Ltd.                                                                        2,623
    489,173   Inghams Group Ltd.                                                                       1,465
     29,600   Morinaga Milk Industry Co. Ltd.                                                          1,163
  1,172,437   Nestle S.A.                                                                             88,480
     89,900   NH Foods Ltd.                                                                            3,698
     12,200   Nisshin Oillio Group Ltd.                                                                  349
     11,200   S Foods, Inc.                                                                              462
     80,978   Salmar ASA(c)                                                                            3,533
                                                                                                  ----------
                                                                                                     145,960
                                                                                                  ----------
              PERSONAL PRODUCTS (2.5%)
    445,337   Beiersdorf AG                                                                           51,156
    303,000   Kao Corp.                                                                               23,514
    126,099   L'Oreal S.A.                                                                            30,309
     28,315   Oriflame Holding AG                                                                        953
     21,000   Sagami Rubber Industries Co. Ltd.                                                          483
                                                                                                  ----------
                                                                                                     106,415
                                                                                                  ----------

================================================================================

20  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              TOBACCO (0.7%)
  1,164,400   Japan Tobacco, Inc.                                                                 $   31,426
                                                                                                  ----------
              Total Consumer Staples                                                                 538,624
                                                                                                  ----------
              ENERGY (5.1%)
              -------------
              COAL & CONSUMABLE FUELS (0.1%)
    195,466   Cameco Corp.                                                                             2,022
  4,744,100   Geo Energy Resources Ltd.(c)                                                               797
                                                                                                  ----------
                                                                                                       2,819
                                                                                                  ----------
              INTEGRATED OIL & GAS (4.1%)
  2,438,437   BP plc                                                                                  18,681
  2,356,562   Eni S.p.A.                                                                              42,674
  1,387,063   Gazprom PJSC ADR                                                                         6,297
     98,534   LUKOIL PJSC ADR                                                                          6,568
    221,904   Petroleo Brasileiro S.A. ADR                                                             2,632
    442,360   Royal Dutch Shell plc "B"                                                               15,742
  1,360,254   Suncor Energy, Inc.                                                                     54,175
    296,195   Surgutneftegas ADR                                                                       1,315
    700,600   Surgutneftegas OJSC ADR                                                                  3,118
    301,967   TOTAL S.A.                                                                              18,375
    177,978   YPF S.A. ADR                                                                             3,232
                                                                                                  ----------
                                                                                                     172,809
                                                                                                  ----------
              OIL & GAS EQUIPMENT & SERVICES (0.3%)
    739,241   BW Offshore Ltd.(a)                                                                      4,246
    180,724   Fugro N.V.(a),(c)                                                                        2,851
    292,974   Petrofac Ltd.                                                                            2,269
  1,052,924   Saipem S.p.A.(a)                                                                         4,493
                                                                                                  ----------
                                                                                                      13,859
                                                                                                  ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.6%)
    553,800   Advantage Oil & Gas Ltd.(a)                                                              1,653
    176,128   ARC Resources Ltd.                                                                       1,815
  1,447,090   Beach Energy Ltd.                                                                        1,795
  1,261,147   Faroe Petroleum plc(a)                                                                   2,542
    350,820   Inpex Corp.                                                                              3,915
    240,220   Japan Petroleum Exploration Co. Ltd.                                                     6,128
    661,269   Painted Pony Energy Ltd.(a),(c)                                                          1,351
  2,390,484   Premier Oil plc(a)                                                                       3,810
    104,808   Tethys Oil AB                                                                            1,087
    117,580   Tourmaline Oil Corp.                                                                     2,345
                                                                                                  ----------
                                                                                                      26,441
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              OIL & GAS STORAGE & TRANSPORTATION (0.0%)
     25,475   Gaztransport Et Technigaz S.A.                                                      $    1,516
                                                                                                  ----------
              Total Energy                                                                           217,444
                                                                                                  ----------
              FINANCIALS (16.1%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.2%)
    284,115   GAM Holding AG(a)                                                                        4,246
    583,081   Julius Baer Group Ltd.(a)                                                               34,017
    559,312   Magellan Financial Group Ltd.                                                            9,767
    482,100   Uranium Participation Corp.(a)                                                           1,528
      5,043   VP Bank AG                                                                                 871
                                                                                                  ----------
                                                                                                      50,429
                                                                                                  ----------
              CONSUMER FINANCE (0.1%)
    220,881   Axactor AB                                                                                 727
    878,461   B2Holding ASA(c)                                                                         1,971
     27,200   Jaccs Co. Ltd.                                                                             615
                                                                                                  ----------
                                                                                                       3,313
                                                                                                  ----------
              DIVERSIFIED BANKS (7.4%)
    959,832   Allahabad Bank(a)                                                                          593
     43,813   Bank of Georgia Group plc                                                                1,091
    489,878   Bank of Ireland Group plc                                                                4,049
  9,712,509   Barclays plc                                                                            25,466
     20,910   BAWAG Group AG(b),(c),(d)                                                                  989
    141,628   BNP Paribas S.A.(c)                                                                      8,785
    732,911   BPER Banca                                                                               3,515
  1,335,893   CaixaBank S.A.                                                                           5,678
    740,344   Canara Bank                                                                              2,827
    965,871   Corp. Bank(a)                                                                              395
    251,865   Dah Sing Financial Holdings Ltd.                                                         1,663
  2,198,300   DBS Group Holdings Ltd.                                                                 46,582
     43,813   Georgia Capital plc(a)                                                                     585
  1,829,110   HSBC Holdings plc                                                                       17,522
  4,265,882   ING Groep N.V.                                                                          62,128
  9,227,693   Intesa Sanpaolo S.p.A.                                                                  27,126
     96,958   KB Financial Group, Inc.                                                                 4,659
    367,150   KBC Group N.V.                                                                          28,414
  1,642,155   Mitsubishi UFJ Financial Group, Inc.                                                     9,900
  5,134,340   Mizuho Financial Group, Inc.                                                             8,953
    257,525   Norwegian Finans Holding ASA(a)                                                          2,774
    189,400   Sberbank of Russia PJSC ADR                                                              2,718
    106,158   Shinhan Financial Group Co. Ltd.                                                         4,309
    145,728   Societe Generale S.A.(c)                                                                 6,279
    672,500   Standard Chartered plc                                                                   6,746

================================================================================

22  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    257,740   Sumitomo Mitsui Financial Group, Inc.                                               $   10,669
    156,545   Sumitomo Mitsui Trust Holdings, Inc.                                                     6,536
  1,901,038   Unicaja Banco S.A.(b)                                                                    3,285
    439,367   UniCredit S.p.A.                                                                         7,260
                                                                                                  ----------
                                                                                                     311,496
                                                                                                  ----------
              DIVERSIFIED CAPITAL MARKETS (1.6%)
    137,807   Close Brothers Group plc                                                                 2,674
  4,369,611   UBS Group AG(a)                                                                         65,837
                                                                                                  ----------
                                                                                                      68,511
                                                                                                  ----------
              INVESTMENT BANKING & BROKERAGE (0.2%)
    120,500   Aizawa Securities Co. Ltd.                                                                 854
    922,485   CMC Markets plc(b)                                                                       2,215
     11,581   Flow Traders(b)                                                                            492
    185,255   Ichiyoshi Securities Co. Ltd.                                                            2,195
    167,498   IG Group Holdings plc                                                                    1,925
     60,700   IwaiCosmo Holdings, Inc.                                                                   807
     19,189   Swissquote Group Holding S.A.                                                            1,234
                                                                                                  ----------
                                                                                                       9,722
                                                                                                  ----------
              LIFE & HEALTH INSURANCE (2.9%)
  8,652,200   AIA Group Ltd.                                                                          79,427
    315,330   Dai-ichi Life Holdings, Inc.                                                             5,886
    754,895   Prudential plc                                                                          18,174
  8,165,980   Shin Kong Financial Holding Co. Ltd.                                                     3,271
    277,353   Societa Cattolica di Assicurazioni                                                       2,381
    280,472   Storebrand ASA                                                                           2,293
    488,310   T&D Holdings, Inc.                                                                       7,707
    352,629   Tongyang Life Insurance Co. Ltd.                                                         2,329
                                                                                                  ----------
                                                                                                     121,468
                                                                                                  ----------
              MULTI-LINE INSURANCE (1.2%)
    129,113   Ageas                                                                                    6,551
     22,839   ASR Nederland N.V.                                                                         966
    415,165   Assicurazioni Generali S.p.A.                                                            7,062
     84,228   Topdanmark A/S                                                                           3,784
     51,568   Vittoria Assicurazioni S.p.A.                                                              842
     99,027   Zurich Insurance Group AG                                                               29,358
                                                                                                  ----------
                                                                                                      48,563
                                                                                                  ----------
              MULTI-SECTOR HOLDINGS (0.1%)
     50,882   Corp. Financiera Alba S.A.                                                               2,933
                                                                                                  ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.0%)
 63,383,005   G-Resources Group Ltd.(a)                                                                  533
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
    210,414   Coface S.A.(a)                                                                      $    2,238
    688,369   esure Group plc                                                                          2,129
    506,462   Hastings Group Holdings plc                                                              1,726
                                                                                                  ----------
                                                                                                       6,093
                                                                                                  ----------
              REGIONAL BANKS (0.4%)
    126,600   77 Bank Ltd.                                                                             2,817
     14,700   Aichi Bank Ltd.                                                                            669
    234,200   Chiba Kogyo Bank Ltd.                                                                    1,066
    429,000   FIDEA Holdings Co. Ltd.                                                                    698
    453,000   Hyakujushi Bank Ltd.                                                                     1,491
     25,100   Nanto Bank Ltd.                                                                            652
    197,006   SpareBank 1 Nord Norge                                                                   1,358
    323,989   SpareBank 1 SMN                                                                          3,116
    142,960   SpareBank 1 SR-Bank ASA                                                                  1,372
    489,915   Tochigi Bank Ltd.                                                                        1,765
     58,600   Towa Bank Ltd.                                                                             672
    351,000   Tsukuba Bank Ltd.                                                                          955
                                                                                                  ----------
                                                                                                      16,631
                                                                                                  ----------
              SPECIALIZED FINANCE (0.2%)
    706,600   Japan Securities Finance Co. Ltd.                                                        4,203
    231,180   Plus500 Ltd.                                                                             5,009
     23,400   Ricoh Leasing Co. Ltd.                                                                     781
                                                                                                  ----------
                                                                                                       9,993
                                                                                                  ----------
              THRIFTS & MORTGAGE FINANCE (0.7%)
    490,988   Charter Court Financial Services Group plc(a),(b)                                        1,978
    955,049   Housing Development Finance Corp. Ltd.                                                  25,885
    459,186   OneSavings Bank plc                                                                      2,460
    179,271   Paragon Group of Cos. plc                                                                1,154
                                                                                                  ----------
                                                                                                      31,477
                                                                                                  ----------
              Total Financials                                                                       681,162
                                                                                                  ----------
              HEALTH CARE (13.1%)
              -------------------
              BIOTECHNOLOGY (0.3%)
     69,866   4 SC AG(a)                                                                                 409
    100,590   Abcam plc                                                                                1,625
     25,462   Basilea Pharmaceutica AG(a),(c)                                                          1,816
    497,259   Swedish Orphan Biovitrum AB(a)                                                          10,115
                                                                                                  ----------
                                                                                                      13,965
                                                                                                  ----------
              HEALTH CARE DISTRIBUTORS (0.1%)
     66,500   Alfresa Holdings Corp.                                                                   1,683

================================================================================

24  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
     44,567   Suzuken Co. Ltd.                                                                    $    1,999
                                                                                                  ----------
                                                                                                       3,682
                                                                                                  ----------
              HEALTH CARE EQUIPMENT (2.4%)
    107,550   Ambu A/S "B"                                                                             3,233
     59,500   CYBERDYNE, Inc.(a)                                                                         764
    213,303   Elekta AB "B"                                                                            2,600
    800,700   Olympus Corp.                                                                           28,411
  1,145,500   Terumo Corp.                                                                            68,024
                                                                                                  ----------
                                                                                                     103,032
                                                                                                  ----------
              HEALTH CARE FACILITIES (0.2%)
  1,337,664   Estia Health Ltd.                                                                        3,308
    464,575   Spire Healthcare Group plc(b)                                                            1,538
    324,416   Summerset Group Holdings Ltd.                                                            1,668
                                                                                                  ----------
                                                                                                       6,514
                                                                                                  ----------
              HEALTH CARE SERVICES (0.1%)
    265,800   Global Cord Blood Corp.(a)                                                               2,560
     69,300   Miraca Holdings, Inc.                                                                    2,255
     21,400   UNIMAT Retirement Community Co. Ltd.                                                       363
                                                                                                  ----------
                                                                                                       5,178
                                                                                                  ----------
              HEALTH CARE SUPPLIES (2.3%)
    213,765   Ansell Ltd.                                                                              4,244
    151,983   Essilor International Cie Generale d'Optique S.A.(c)                                    20,770
  1,229,200   Hoya Corp.                                                                              73,141
                                                                                                  ----------
                                                                                                      98,155
                                                                                                  ----------
              HEALTH CARE TECHNOLOGY (0.1%)
    596,884   AGFA-Gevaert N.V.(a)                                                                     2,140
                                                                                                  ----------
              LIFE SCIENCES TOOLS & SERVICES (0.5%)
    113,949   Biotage AB                                                                               1,359
     69,200   CMIC Holdings Co. Ltd.                                                                   1,391
    515,876   QIAGEN NV(a)                                                                            18,732
                                                                                                  ----------
                                                                                                      21,482
                                                                                                  ----------
              PHARMACEUTICALS (7.1%)
    171,074   Almirall S.A.                                                                            2,162
     33,500   ASKA Pharmaceutical Co. Ltd.                                                               395
    166,549   AstraZeneca plc                                                                         12,102
    689,024   Bayer AG                                                                                82,049
     63,100   Daito Pharmaceutical Co. Ltd.                                                            2,097
     72,595   Eisai Co. Ltd.                                                                           5,257
     88,503   Galenica AG(a),(b)                                                                       4,822
     64,800   KYORIN Holdings, Inc.                                                                    1,352
    264,419   Merck KGaA                                                                              26,998

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    572,678   Novartis AG                                                                         $   42,393
    942,300   Novo Nordisk A/S "B"                                                                    44,764
    107,910   Orexo AB(a),(c)                                                                            414
     39,200   RaQualia Pharma, Inc.(a)                                                                   490
    294,197   Roche Holding AG                                                                        62,997
     40,600   Seikagaku Corp.                                                                            576
    188,185   Takeda Pharmaceutical Co. Ltd.                                                           7,701
     47,400   Tsumura & Co.                                                                            1,728
                                                                                                  ----------
                                                                                                     298,297
                                                                                                  ----------
              Total Health Care                                                                      552,445
                                                                                                  ----------
              INDUSTRIALS (15.4%)
              -------------------
              AEROSPACE & DEFENSE (1.0%)
     71,841   Avon Rubber plc                                                                          1,337
     44,621   FACC AG(a),(d)                                                                             857
     95,641   MTU Aero Engines AG                                                                     18,080
  2,079,063   Rolls-Royce Holdings plc(a)                                                             22,790
148,407,324   Rolls-Royce Holdings plc(a),(e)                                                            197
                                                                                                  ----------
                                                                                                      43,261
                                                                                                  ----------
              AGRICULTURAL & FARM MACHINERY (0.7%)
  1,660,200   Kubota Corp.                                                                            27,974
                                                                                                  ----------
              AIR FREIGHT & LOGISTICS (0.2%)
    542,869   CTT-Correios de Portugal S.A.(c)                                                         1,802
    760,000   Mitsui-Soko Holdings Co. Ltd.(a)                                                         2,347
  1,266,264   PostNL N.V.                                                                              4,406
                                                                                                  ----------
                                                                                                       8,555
                                                                                                  ----------
              AIRLINES (0.4%)
    561,181   Air France-KLM(a)                                                                        4,469
    630,740   Dart Group plc                                                                           6,771
    330,379   Finnair Oyj                                                                              4,102
  1,144,126   SAS AB(a),(c)                                                                            2,444
                                                                                                  ----------
                                                                                                      17,786
                                                                                                  ----------
              BUILDING PRODUCTS (1.1%)
    163,735   Cie de Saint-Gobain(c)                                                                   8,207
    298,000   Daikin Industries Ltd.                                                                  34,461
    183,800   Nippon Sheet Glass Co. Ltd.                                                              1,850
     44,900   Sanko Metal Industrial Co. Ltd.                                                          1,461
                                                                                                  ----------
                                                                                                      45,979
                                                                                                  ----------
              COMMERCIAL PRINTING (0.1%)
    272,100   Kosaido Co. Ltd.                                                                         1,338
    261,295   Toppan Forms Co. Ltd.                                                                    2,717
                                                                                                  ----------
                                                                                                       4,055
                                                                                                  ----------

================================================================================

26  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              CONSTRUCTION & ENGINEERING (1.2%)
     57,342   Bauer AG                                                                            $    1,549
  2,274,605   China Machinery Engineering Corp. "H"                                                    1,259
  1,895,200   Chip Eng Seng Corp. Ltd.(c)                                                              1,309
    281,760   Chiyoda Corp.                                                                            2,450
    207,119   Costain Group plc                                                                        1,262
     34,495   Implenia AG                                                                              2,672
    218,195   JGC Corp.                                                                                4,559
    257,000   Kitano Construction Corp.                                                                  886
  2,424,900   Lian Beng Group Ltd.                                                                     1,105
    388,158   Maire Tecnimont S.p.A.                                                                   1,760
    116,000   Matsui Construction Co. Ltd.                                                               939
    111,200   Miyaji Engineering Group, Inc.                                                           2,063
     85,094   Morgan Sindall Group plc                                                                 1,652
    922,911   Mota-Engil SGPS S.A.                                                                     3,507
     96,400   Nishimatsu Construction Co. Ltd.                                                         2,782
    170,600   Okumura Corp.                                                                            5,685
    165,300   PS Mitsubishi Construction Co. Ltd.                                                        884
    946,022   Raubex Group Ltd.                                                                        1,679
  1,471,252   Service Stream Ltd.                                                                      1,780
     95,700   Tekken Corp.                                                                             2,626
    726,500   Tobishima Corp.                                                                          1,222
    835,700   Toyo Construction Co. Ltd.                                                               3,680
    211,405   Toyo Engineering Corp.(a)                                                                1,613
  1,741,000   United Engineers Ltd.                                                                    3,693
                                                                                                  ----------
                                                                                                      52,616
                                                                                                  ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
    101,000   Aichi Corp.                                                                                667
     99,713   Alstom S.A.                                                                              4,721
     63,900   Sakai Heavy Industries Ltd.                                                              2,385
                                                                                                  ----------
                                                                                                       7,773
                                                                                                  ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
    276,085   Bravida Holding AB(b)                                                                    2,249
    738,200   Cityneon Holdings Ltd.(a),(c)                                                              535
     70,200   Duskin Co. Ltd.                                                                          1,702
                                                                                                  ----------
                                                                                                       4,486
                                                                                                  ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (2.5%)
     64,500   Endo Lighting Corp.                                                                        570
    495,500   Johnson Electric Holdings Ltd.                                                           1,516
    420,160   Legrand S.A.(c)                                                                         31,701
     30,500   Nippon Seisen Co. Ltd.                                                                   1,258
    756,284   Schneider Electric SE                                                                   65,232
    217,200   SWCC Showa Holdings Co. Ltd.                                                             1,585

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    267,175   Ushio, Inc.                                                                         $    3,438
    214,327   Zumtobel Group AG(c),(d)                                                                 1,767
                                                                                                  ----------
                                                                                                     107,067
                                                                                                  ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
      8,710   Befesa S.A.(a),(b)                                                                         420
    352,148   Derichebourg S.A.                                                                        2,137
    114,572   RPS Group plc                                                                              401
                                                                                                  ----------
                                                                                                       2,958
                                                                                                  ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (1.2%)
     57,572   Adecco Group AG                                                                          3,453
     17,101   Amadeus Fire AG                                                                          1,899
  2,657,383   Hays plc                                                                                 6,482
     53,034   Openjobmetis S.p.A agenzia per il lavoro(a)                                                675
    428,843   Pagegroup plc                                                                            3,022
    566,522   Randstad Holding N.V.                                                                   33,817
    187,215   SThree plc                                                                                 799
                                                                                                  ----------
                                                                                                      50,147
                                                                                                  ----------
              INDUSTRIAL CONGLOMERATES (0.6%)
     72,191   Lifco AB "B"                                                                             2,579
     21,458   Rheinmetall AG                                                                           2,737
    824,479   Smiths Group plc                                                                        19,295
                                                                                                  ----------
                                                                                                      24,611
                                                                                                  ----------
              INDUSTRIAL MACHINERY (1.0%)
    102,100   FANUC Corp.                                                                             21,840
      4,709   Georg Fischer AG                                                                         6,092
    141,700   Hisaka Works Ltd.                                                                        1,409
     86,665   Japan Steel Works Ltd.                                                                   2,446
    192,225   Mitsubishi Heavy Industries Ltd.                                                         7,280
     29,600   Sansei Technologies, Inc.                                                                  369
     12,822   Stabilus S.A.                                                                            1,294
     56,300   Takisawa Machine Tool Co. Ltd.                                                             986
    412,555   Toshiba Machine Co. Ltd.                                                                 2,309
                                                                                                  ----------
                                                                                                      44,025
                                                                                                  ----------
              MARINE (0.6%)
      2,770   AP Moller - Maersk A/S"B"                                                                4,145
    173,421   D/S Norden A/S(a)                                                                        3,239
      8,822   Dfds A/S                                                                                   524
     73,374   Kuehne & Nagel International AG                                                         11,063
     87,900   NS United Kaiun Kaisha Ltd.                                                              1,684
 13,225,715   Pacific Basin Shipping Ltd.(a)                                                           3,524
  1,121,000   SITC International Holdings Co. Ltd.                                                     1,315
                                                                                                  ----------
                                                                                                      25,494
                                                                                                  ----------

================================================================================

28  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              MARINE PORTS & SERVICES (0.1%)
     73,090   Hamburger Hafen und Logistik AG                                                     $    1,782
     81,100   Kamigumi Co. Ltd.                                                                        1,776
                                                                                                  ----------
                                                                                                       3,558
                                                                                                  ----------
              OFFICE SERVICES & SUPPLIES (0.1%)
     69,800   Kokuyo Co. Ltd.                                                                          1,310
    106,705   Relia, Inc.                                                                              1,518
                                                                                                  ----------
                                                                                                       2,828
                                                                                                  ----------
              RAILROADS (1.4%)
    668,668   Canadian National Railway Co.                                                           55,820
    172,934   Go-Ahead Group plc                                                                       3,865
                                                                                                  ----------
                                                                                                      59,685
                                                                                                  ----------
              RESEARCH & CONSULTING SERVICES (1.9%)
  1,833,664   Experian plc                                                                            44,888
     30,432   Intertrust N.V.(b)                                                                         573
  1,423,182   RELX N.V.                                                                               31,079
    267,596   RELX plc                                                                                 5,879
                                                                                                  ----------
                                                                                                      82,419
                                                                                                  ----------
              SECURITY & ALARM SERVICES (0.0%)
     33,965   Loomis AB "B"                                                                            1,298
                                                                                                  ----------
              TRADING COMPANIES & DISTRIBUTORS (0.8%)
     76,600   Advan Co. Ltd.                                                                             686
  4,787,265   Emeco Holdings Ltd.(a)                                                                   1,267
    213,800   Fly Leasing Ltd. ADR(a)                                                                  3,121
    171,008   Grafton Group plc                                                                        1,724
  1,457,019   Howden Joinery Group plc                                                                 9,708
    298,000   Kyokuto Boeki Kaisha Ltd.                                                                1,304
     85,700   Onoken Co. Ltd.                                                                          1,474
    302,595   Ramirent Oyj                                                                             3,141
    335,371   Rexel S.A.                                                                               4,934
     64,600   Shinsho Corp.                                                                            1,832
  1,238,797   SIG plc                                                                                  2,202
    131,200   Wakita & Co. Ltd.                                                                        1,422
                                                                                                  ----------
                                                                                                      32,815
                                                                                                  ----------
              TRUCKING (0.1%)
     51,200   Hamakyorex Co. Ltd.                                                                      1,727
      5,891   Sixt SE                                                                                    501
                                                                                                  ----------
                                                                                                       2,228
                                                                                                  ----------
              Total Industrials                                                                      651,618
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (11.2%)
              ------------------------------
              APPLICATION SOFTWARE (2.2%)
    191,200   Advanced Media, Inc.(a)                                                             $    4,466
    159,660   Dassault Systemes SE(c)                                                                 22,426
    362,200   Focus Systems Corp.                                                                      2,887
    477,166   Hansen Technologies Ltd.                                                                 1,624
    565,757   SAP SE                                                                                  63,719
                                                                                                  ----------
                                                                                                      95,122
                                                                                                  ----------
              COMMUNICATIONS EQUIPMENT (0.3%)
     64,500   Ituran Location and Control Ltd.                                                         2,129
    523,785   Nokia Oyj(c)                                                                             3,025
    955,422   Telefonaktiebolaget LM Ericsson "B"                                                      6,929
                                                                                                  ----------
                                                                                                      12,083
                                                                                                  ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.3%)
    653,379   Amadeus IT Group S.A.                                                                   51,864
    539,342   Link Administration Holdings Ltd.                                                        2,798
                                                                                                  ----------
                                                                                                      54,662
                                                                                                  ----------
              ELECTRONIC COMPONENTS (1.2%)
    187,249   AT&S Austria Technologie & Systemtechnik AG(c),(d)                                       3,843
     62,700   Canon Electronics, Inc.                                                                  1,369
     28,800   Enplas Corp.                                                                               847
    137,490   Hosiden Corp.                                                                            1,325
    164,250   Ibiden Co., Ltd.                                                                         2,556
    556,900   Kyocera Corp.                                                                           33,050
    301,135   Nichicon Corp.                                                                           3,751
    502,500   Simplo Technology Co. Ltd.                                                               3,153
                                                                                                  ----------
                                                                                                      49,894
                                                                                                  ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
    497,845   Citizen Watch Co. Ltd.                                                                   3,318
    273,000   Ikegami Tsushinki Co. Ltd.                                                                 384
     11,505   Isra Vision AG                                                                             585
        649   LEM Holding S.A.                                                                         1,089
    156,645   Mycronic AB(c)                                                                           1,732
                                                                                                  ----------
                                                                                                       7,108
                                                                                                  ----------
              HOME ENTERTAINMENT SOFTWARE (0.2%)
     74,500   Cyberstep, Inc.(a)                                                                       1,584
    149,100   Marvelous, Inc.                                                                          1,279
     48,927   NHN Entertainment Corp.(a)                                                               3,009
     71,993   THQ Nordic AB(a)                                                                         1,710
                                                                                                  ----------
                                                                                                       7,582
                                                                                                  ----------

================================================================================

30  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              INTERNET SOFTWARE & SERVICES (1.1%)
     74,691   Alibaba Group Holding Ltd. ADR(a),(c)                                               $   14,790
     67,837   Baidu, Inc. ADR(a)                                                                      16,455
    156,755   DeNA Co. Ltd.                                                                            3,017
    465,423   Gocompare.Com Group plc                                                                    776
    623,220   Gree, Inc.                                                                               3,552
     35,231   Rightmove plc                                                                            2,300
  1,205,226   XLMedia plc                                                                              2,596
    207,780   Yahoo Japan Corp.                                                                          756
    576,952   ZPG plc(b)                                                                               3,758
                                                                                                  ----------
                                                                                                      48,000
                                                                                                  ----------
              IT CONSULTING & OTHER SERVICES (1.8%)
      4,266   Alten S.A.                                                                                 430
    118,817   Appen Ltd.                                                                                 917
    519,170   Computacenter plc                                                                        9,096
     53,461   FDM Group Holdings plc                                                                     725
  1,024,940   Fujitsu Ltd.                                                                             6,282
    104,169   Global Dominion Access S.A.(a),(b)                                                         580
    116,000   Ines Corp.                                                                               1,146
    137,123   Softcat plc                                                                              1,396
     12,373   Sopra Steria Group                                                                       2,466
  1,009,450   Tata Consultancy Services Ltd.                                                          26,161
  1,009,450   Tata Consultancy Services Ltd.(e)                                                       26,161
     74,000   ULS Group, Inc.                                                                          1,511
                                                                                                  ----------
                                                                                                      76,871
                                                                                                  ----------
              SEMICONDUCTOR EQUIPMENT (0.3%)
    100,730   BE Semiconductor Industries N.V.                                                         3,386
     24,264   Siltronic AG                                                                             4,099
     89,085   Tokyo Seimitsu Co. Ltd.                                                                  3,411
                                                                                                  ----------
                                                                                                      10,896
                                                                                                  ----------
              SEMICONDUCTORS (1.1%)
    177,240   MediaTek, Inc.                                                                           1,843
     12,080   Melexis N.V.                                                                             1,211
     65,900   Miraial Co. Ltd.                                                                           935
    979,880   Shinko Electric Industries Co. Ltd.                                                      8,287
    922,644   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                         35,706
                                                                                                  ----------
                                                                                                      47,982
                                                                                                  ----------
              SYSTEMS SOFTWARE (0.7%)
     26,200   Alpha Systems, Inc.                                                                        529
    305,715   Check Point Software Technologies Ltd.(a)                                               29,764
                                                                                                  ----------
                                                                                                      30,293
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              TECHNOLOGY DISTRIBUTORS (0.1%)
     15,590   ALSO Holding AG(a)                                                                  $    1,939
    222,004   Electrocomponents plc                                                                    2,077
     22,900   Elematec Corp.                                                                             539
     42,400   Sanshin Electronics Co. Ltd.                                                               838
                                                                                                  ----------
                                                                                                       5,393
                                                                                                  ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.7%)
  4,846,945   Acer, Inc.(a)                                                                            3,972
    158,480   Canon, Inc.                                                                              5,411
  1,467,964   Compal Electronics, Inc. GDR(e)                                                          4,826
      5,000   Compal Electronics, Inc. GDR                                                                16
     18,400   Eizo Corp.                                                                                 790
    138,400   Maxell Holdings Ltd.                                                                     2,280
     43,845   Melco Holdings, Inc.                                                                     1,693
    127,153   Neopost S.A.                                                                             3,535
    748,000   PC Partner Group Ltd.                                                                      650
    875,000   Toshiba TEC Corp.                                                                        5,284
                                                                                                  ----------
                                                                                                      28,457
                                                                                                  ----------
              Total Information Technology                                                           474,343
                                                                                                  ----------
              MATERIALS (8.2%)
              ----------------
              ALUMINUM (0.1%)
    164,500   UACJ Corp.                                                                               3,746
                                                                                                  ----------
              COMMODITY CHEMICALS (0.5%)
  1,784,300   China Sunsine Chemical Holdings Ltd.                                                     2,053
     93,200   Nippon Carbide Industries Co., Inc.                                                      1,704
    841,451   Orica Ltd.                                                                              11,244
     41,334   Plastivaloire(c)                                                                           885
    276,500   Teijin Ltd.                                                                              5,368
     96,100   Toyobo Co. Ltd.                                                                          1,598
                                                                                                  ----------
                                                                                                      22,852
                                                                                                  ----------
              CONSTRUCTION MATERIALS (0.3%)
    571,630   Forterra plc(b)                                                                          2,344
    134,581   LafargeHolcim Ltd.(a)                                                                    6,888
     44,362   Vicat S.A.                                                                               3,052
                                                                                                  ----------
                                                                                                      12,284
                                                                                                  ----------
              COPPER (0.0%)
 14,504,000   CST Group Ltd.(a),(c)                                                                       65
    108,949   KAZ Minerals plc(a)                                                                      1,467
                                                                                                  ----------
                                                                                                       1,532
                                                                                                  ----------
              DIVERSIFIED CHEMICALS (0.1%)
    254,000   Daicel Corp.                                                                             2,877

================================================================================

32  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
     64,500   Ishihara Sangyo Kaisha Ltd.(a)                                                      $      712
                                                                                                  ----------
                                                                                                       3,589
                                                                                                  ----------
              DIVERSIFIED METALS & MINING (1.3%)
    295,811   Anglo American plc                                                                       7,067
     44,464   Eramet                                                                                   7,802
    149,565   Northern Dynasty Minerals Ltd.(a),(c)                                                       66
     93,785   Pacific Metals Co. Ltd.(a)                                                               3,138
    587,421   Rio Tinto plc                                                                           33,110
  1,479,102   Western Areas Ltd.                                                                       3,781
                                                                                                  ----------
                                                                                                      54,964
                                                                                                  ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
  8,800,070   China BlueChemical Ltd.                                                                  2,939
    444,887   Nufarm Ltd.                                                                              3,193
                                                                                                  ----------
                                                                                                       6,132
                                                                                                  ----------
              FOREST PRODUCTS (0.0%)
     65,758   Svenska Cellulosa AB SCA "B"                                                               728
                                                                                                  ----------
              GOLD (0.6%)
  1,094,998   Acacia Mining plc(a)                                                                     1,879
    336,288   Barrick Gold Corp.                                                                       4,427
    646,528   Centamin plc                                                                             1,108
    594,235   Centerra Gold, Inc.(a)                                                                   3,121
  1,211,971   Eldorado Gold Corp.(a),(c)                                                               1,357
  1,117,964   Gold Fields Ltd.                                                                         3,968
    624,357   Kinross Gold Corp.(a)                                                                    2,248
  1,556,661   Resolute Mining Ltd.                                                                     1,460
  1,255,723   St Barbara Ltd.                                                                          4,539
                                                                                                  ----------
                                                                                                      24,107
                                                                                                  ----------
              INDUSTRIAL GASES (2.1%)
    519,532   Air Liquide S.A.(c)                                                                     64,016
    102,453   Linde AG                                                                                23,475
                                                                                                  ----------
                                                                                                      87,491
                                                                                                  ----------
              METAL & GLASS CONTAINERS (0.1%)
      8,682   Groupe Guillin                                                                             356
  2,997,786   Nampak Ltd.(a)                                                                           3,582
     14,688   Vidrala S.A.                                                                             1,409
                                                                                                  ----------
                                                                                                       5,347
                                                                                                  ----------
              PAPER PACKAGING (0.4%)
  1,143,786   Amcor Ltd.                                                                              12,162
  3,592,000   AMVIG Holdings Ltd.                                                                        980
    205,080   Papeles y Cartones de Europa S.A.                                                        3,562
                                                                                                  ----------
                                                                                                      16,704
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              PAPER PRODUCTS (0.3%)
    457,139   Altri SGPS S.A.                                                                     $    4,222
    431,868   Ence Energia y Celulosa S.A.                                                             3,403
    124,900   Hokuetsu Kishu Paper Co. Ltd.                                                              677
    146,900   Nippon Paper Industries Co. Ltd.                                                         2,475
     55,003   Semapa-Sociedade de Investimento e Gestao                                                1,386
                                                                                                  ----------
                                                                                                      12,163
                                                                                                  ----------
              PRECIOUS METALS & MINERALS (0.1%)
    110,670   Anglo American Platinum Ltd.                                                             2,921
    677,544   Impala Platinum Holdings Ltd.(a)                                                         1,078
  1,767,347   Petra Diamonds Ltd.(a)                                                                   1,456
                                                                                                  ----------
                                                                                                       5,455
                                                                                                  ----------
              SPECIALTY CHEMICALS (1.4%)
    459,888   Akzo Nobel N.V.                                                                         40,376
     89,066   DuluxGroup Ltd.                                                                            502
    265,885   JSR Corp.                                                                                5,191
     50,400   Osaka Soda Co. Ltd.                                                                      1,462
    134,100   Shin-Etsu Chemical Co. Ltd.                                                             13,424
                                                                                                  ----------
                                                                                                      60,955
                                                                                                  ----------
              STEEL (0.7%)
    131,900   Chubu Steel Plate Co. Ltd.                                                                 909
    319,042   Evraz plc                                                                                2,166
    477,826   Ferrexpo plc                                                                             1,392
    325,280   Hitachi Metals Ltd.                                                                      3,582
    183,925   Kyoei Steel Ltd.                                                                         3,515
     17,300   Mory Industries, Inc.                                                                      534
    282,170   Nakayama Steel Works Ltd.                                                                1,777
    135,130   Neturen Co. Ltd.                                                                         1,231
     90,300   Nippon Koshuha Steel Co. Ltd.                                                              663
     55,887   Salzgitter AG                                                                            2,859
    689,705   Tokyo Steel Manufacturing Co. Ltd.                                                       5,611
    136,600   Yamato Kogyo Co. Ltd.                                                                    4,257
                                                                                                  ----------
                                                                                                      28,496
                                                                                                  ----------
              Total Materials                                                                        346,545
                                                                                                  ----------
              REAL ESTATE (1.7%)
              ------------------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.4%)
  4,162,000   Emperor International Holdings Ltd.                                                      1,263
  2,326,000   Far East Consortium International Ltd.                                                   1,385
    115,100   Heiwa Real Estate Co. Ltd.                                                               2,388
     85,900   Mugen Estate Co. Ltd.                                                                      902
    114,000   SAMTY Co. Ltd.                                                                           2,216
    143,000   Soundwill Holdings Ltd.                                                                    257

================================================================================

34  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    313,400   Sun Frontier Fudousan Co. Ltd.                                                      $    3,869
    787,200   Tokyu Fudosan Holdings Corp.                                                             5,818
                                                                                                  ----------
                                                                                                      18,098
                                                                                                  ----------
              REAL ESTATE DEVELOPMENT (0.2%)
    324,600   Cosmos Initia Co. Ltd.                                                                   2,480
    150,300   Goldcrest Co. Ltd.                                                                       2,694
    403,830   Watkin Jones plc(c)                                                                      1,173
                                                                                                  ----------
                                                                                                       6,347
                                                                                                  ----------
              REAL ESTATE OPERATING COMPANIES (0.6%)
     95,099   ADLER Real Estate AG(a)                                                                  1,614
     99,819   ADO Properties S.A.(b)                                                                   5,235
     69,812   CA Immobilien Anlagen AG(d)                                                              2,446
    166,457   Dios Fastigheter AB                                                                      1,031
    315,318   Hemfosa Fastigheter AB                                                                   4,079
    166,000   Hysan Development Co. Ltd.                                                                 960
  1,896,991   Klovern AB "B"                                                                           2,394
     80,547   Kungsleden AB                                                                              559
    161,044   TAG Immobilien AG                                                                        3,394
    433,574   Wihlborgs Fastigheter AB                                                                 4,712
                                                                                                  ----------
                                                                                                      26,424
                                                                                                  ----------
              REAL ESTATE SERVICES (0.1%)
    431,123   Savills plc                                                                              5,528
                                                                                                  ----------
              REITs - DIVERSIFIED (0.0%)
        114   Kenedix Office Investment Corp.                                                            707
     75,608   Lar Espana Real Estate Socimi S.A.                                                         782
                                                                                                  ----------
                                                                                                       1,489
                                                                                                  ----------
              REITs - OFFICE (0.2%)
     27,507   Befimmo S.A.                                                                             1,717
  5,550,414   Beni Stabili S.p.A. SIIQ                                                                 4,967
    605,574   GDI Property Group                                                                         602
                                                                                                  ----------
                                                                                                       7,286
                                                                                                  ----------
              REITs - RESIDENTIAL (0.0%)
    669,760   Irish Residential Properties REIT plc                                                    1,063
                                                                                                  ----------
              REITs - RETAIL (0.2%)
    251,520   Immobiliare Grande Distribuzione SIIQ S.p.A.                                             2,139
    101,105   Mercialys S.A.                                                                           1,849
    734,333   NewRiver REIT plc                                                                        2,811
                                                                                                  ----------
                                                                                                       6,799
                                                                                                  ----------
              Total Real Estate                                                                       73,034
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (1.2%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.1%)
  1,558,600   NetLink NBN Trust                                                                   $      914
    277,824   Retelit S.p.A.                                                                             520
    735,210   SpeedCast International Ltd.                                                             3,341
                                                                                                  ----------
                                                                                                       4,775
                                                                                                  ----------
              INTEGRATED TELECOMMUNICATION SERVICES (0.8%)
  1,897,109   BT Group plc                                                                             5,167
 13,881,540   China Telecom Corp. Ltd. "H"                                                             6,478
  4,814,455   China Unicom Hong Kong Ltd.                                                              6,544
     77,907   DNA Oyj                                                                                  1,834
    395,394   Hellenic Telecommunications Organization S.A.                                            4,738
    211,357   KT Corp.                                                                                 5,294
  1,941,057   Magyar Telekom Telecommunications plc                                                    2,944
    163,500   Telefonica Brasil S.A.(d)                                                                1,968
                                                                                                  ----------
                                                                                                      34,967
                                                                                                  ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.3%)
    730,685   China Mobile Ltd.                                                                        6,521
     23,327   Freenet AG                                                                                 670
    120,606   Orange Belgium S.A.                                                                      2,380
                                                                                                  ----------
                                                                                                       9,571
                                                                                                  ----------
              Total Telecommunication Services                                                        49,313
                                                                                                  ----------
              UTILITIES (1.7%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
     23,751   BKW AG                                                                                   1,499
    538,800   Cia Paranaense de Energia(d)                                                             3,382
    249,800   Hokkaido Electric Power Co., Inc.                                                        1,699
     94,912   Okinawa Electric Power Co., Inc.                                                         2,161
                                                                                                  ----------
                                                                                                       8,741
                                                                                                  ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
  1,325,507   NTPC Ltd.                                                                                3,300
                                                                                                  ----------
              MULTI-UTILITIES (1.3%)
  2,840,388   Centrica plc                                                                             5,509
    472,077   E.ON SE                                                                                  5,007
  2,302,827   Engie S.A.(c)                                                                           36,438
  1,164,493   Hera S.p.A.                                                                              3,610
    173,187   RWE AG                                                                                   3,927
                                                                                                  ----------
                                                                                                      54,491
                                                                                                  ----------
              RENEWABLE ENERGY (0.1%)
     31,997   Albioma S.A.                                                                               746
    987,237   Falck Renewables S.p.A.                                                                  2,264

================================================================================

36  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    187,738   Saeta Yield S.A.                                                                    $    2,669
                                                                                                  ----------
                                                                                                       5,679
                                                                                                  ----------
              Total Utilities                                                                         72,211
                                                                                                  ----------
              Total Common Stocks (cost: $3,066,586)                                               4,152,990
                                                                                                  ----------
              EXCHANGE-TRADED FUNDS (0.1%)
     55,771   iShares Core MSCI EAFE ETF (cost: $3,592)                                                3,660
                                                                                                  ----------
              INVESTMENT COMPANIES (0.1%)
     12,502   HBM Healthcare Investments AG "A"(a) (cost: $1,452)                                      2,113
                                                                                                  ----------
              PREFERRED STOCKS (0.0%)

              MATERIALS (0.0%)
              ----------------
              CONSTRUCTION MATERIALS (0.0%)
     53,690   Buzzi Unicem S.p.A. (cost: $544)                                                           697
                                                                                                  ----------
              RIGHTS (0.0%)

              HEALTH CARE (0.0%)
              ------------------
              PHARMACEUTICALS (0.0%)
    170,489   Almirall S.A.(a),(c),(e) (cost: $37)                                                        40
                                                                                                  ----------
              Total Equity Securities (cost: $3,072,211)                                           4,159,500
                                                                                                  ----------
              MONEY MARKET INSTRUMENTS (1.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.3%)
 56,459,265   State Street Institutional Treasury Money Market Fund Premier
                Class, 1.66%(f) (cost: $56,459)                                                       56,459
                                                                                                  ----------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (4.5%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (4.5%)
    377,135   Federated Government Obligations Fund Institutional Class, 1.61%(f)                        377
    980,521   Fidelity Government Portfolio Class I, 1.64%(f)                                            981
 91,175,669   Goldman Sachs Financial Square Government Fund Institutional Class, 1.65%(f)            91,176
 22,244,068   HSBC U.S. Government Money Market Fund Institutional Class, 1.65%(f)                    22,244
 10,174,360   Invesco Government & Agency Portfolio Institutional Class, 1.64%(f)                     10,174
 30,992,465   Morgan Stanley Institutional Liquidity Funds Government Portfolio Institutional
                Class, 1.66%(f)                                                                       30,992

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
 34,046,937   Western Asset Institutional Government Reserve Institutional Class, 1.64%(f)        $   34,047
                                                                                                  ----------
              Total Short-Term Investments Purchased with Cash Collateral from Securities
                Loaned (cost: $189,991)                                                              189,991
                                                                                                  ----------

              TOTAL INVESTMENTS (COST: $3,318,661)                                                $4,405,950
                                                                                                  ==========

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                 VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1           LEVEL 2        LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                $4,106,554           $46,436             $-        $4,152,990
  Exchange-Traded Funds                             3,660                 -              -             3,660
  Investment Companies                              2,113                 -              -             2,113
  Preferred Stocks                                    697                 -              -               697
  Rights                                                -                40              -                40
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                             56,459                 -              -            56,459
Short-Term Investments Purchased with
Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                            189,991                 -              -           189,991
------------------------------------------------------------------------------------------------------------
Total                                          $4,359,474           $46,476             $-        $4,405,950
------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2017, through May 31, 2018, transfers were under 0.50% of net assets between Level 1 and Level 2 during the period. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

38  | USAA INTERNATIONAL FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    REITs Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (c) The security, or a portion thereof, was out on loan as of May 31, 2018.

    (d) Securities with a value of $15,252,000, which represented 0.4% of the Fund's net assets, were classified as Level 2 at May 31, 2018, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (e) Security was fair valued at May 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $31,224,000, which represented 0.7% of the Fund's net assets.

    (f) Rate represents the money market fund annualized seven-day yield at May 31, 2018.

See accompanying notes to financial statements.

================================================================================

40  | USAA INTERNATIONAL FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
       (including securities on loan of $188,072) (cost of $3,318,661)                            $4,405,950
   Cash denominated in foreign currencies (identified cost of $933)                                      923
   Receivables:
       Capital shares sold                                                                             4,847
       USAA Asset Management Company (Note 7)                                                              1
       Dividends and interest                                                                         23,150
       Securities sold                                                                                 1,187
       Other                                                                                             220
   Unrealized appreciation on foreign currency contracts held, at value                                    4
                                                                                                  ----------
           Total assets                                                                            4,436,282
                                                                                                  ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                              189,991
       Securities purchased                                                                            4,246
       Capital shares redeemed                                                                         1,318
       Bank overdraft                                                                                    203
   Accrued management fees                                                                             2,754
   Accrued transfer agent's fees                                                                          65
   Other accrued expenses and payables                                                                 4,303
                                                                                                  ----------
           Total liabilities                                                                         202,880
                                                                                                  ----------
               Net assets applicable to capital shares outstanding                                $4,233,402
                                                                                                  ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                $2,967,664
   Accumulated undistributed net investment income                                                    31,905
   Accumulated net realized gain on investments                                                      150,790
   Net unrealized appreciation of investments                                                      1,087,289
   Net unrealized depreciation of foreign capital gains tax                                           (4,068)
   Net unrealized depreciation of foreign currency translations                                         (178)
                                                                                                  ----------
               Net assets applicable to capital shares outstanding                                $4,233,402
                                                                                                  ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,876,020/57,166 capital shares outstanding, no par value)     $    32.82
                                                                                                  ==========
       Institutional Shares (net assets of $2,349,281/71,794 capital shares
           outstanding, no par value)                                                             $    32.72
                                                                                                  ==========
       Adviser Shares (net assets of $8,101/248 capital shares outstanding, no par value)         $    32.67
                                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $11,585)                                             $111,022
   Interest                                                                                              551
   Securities lending (net)                                                                              887
                                                                                                    --------
       Total income                                                                                  112,460
                                                                                                    --------
EXPENSES
   Management fees                                                                                    32,575
   Administration and servicing fees:
       Fund Shares                                                                                     2,761
       Institutional Shares                                                                            2,415
       Adviser Shares                                                                                     12
   Transfer agent's fees:
       Fund Shares                                                                                     2,203
       Institutional Shares                                                                            2,415
   Distribution and service fees (Note 7):
       Adviser Shares                                                                                     20
   Custody and accounting fees:
       Fund Shares                                                                                       451
       Institutional Shares                                                                              585
       Adviser Shares                                                                                      2
   Postage:
       Fund Shares                                                                                       104
       Institutional Shares                                                                               44
   Shareholder reporting fees:
       Fund Shares                                                                                        56
       Institutional Shares                                                                                6
   Trustees' fees                                                                                         34
   Registration fees:
       Fund Shares                                                                                        65
       Institutional Shares                                                                               40
       Adviser Shares                                                                                     18
   Professional fees                                                                                     208
   Other                                                                                                  50
                                                                                                    --------
       Total expenses                                                                                 44,064
   Expenses reimbursed:
       Adviser Shares                                                                                     (6)
                                                                                                    --------
           Net expenses                                                                               44,058
                                                                                                    --------
NET INVESTMENT INCOME                                                                                 68,402
                                                                                                    --------

================================================================================

42  | USAA INTERNATIONAL FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments (net of foreign taxes withheld of $35)                                           $254,122
       Foreign currency transactions                                                                    (278)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                    29,496
       Foreign capital gains tax                                                                      (3,453)
       Foreign currency translations                                                                    (337)
                                                                                                    --------
           Net realized and unrealized gain                                                          279,550
                                                                                                    --------
Increase in net assets resulting from operations                                                    $347,952
                                                                                                    ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------------------

                                                                                        2018            2017
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                          $   68,402      $   49,382
   Net realized gain on investments                                                  254,122          42,367
   Net realized loss on foreign currency transactions                                   (278)           (801)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                    29,496         584,580
       Foreign capital gains tax                                                      (3,453)           (615)
       Foreign currency translations                                                    (337)            373
                                                                                  --------------------------
       Increase in net assets resulting from operations                              347,952         675,286
                                                                                  --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                   (35,101)        (22,090)
       Institutional Shares                                                          (48,218)        (33,926)
       Adviser Shares                                                                   (135)            (87)
                                                                                  --------------------------
           Total distributions of net investment income                              (83,454)        (56,103)
                                                                                  --------------------------
   Net realized gains:
       Fund Shares                                                                   (21,542)              -
       Institutional Shares                                                          (28,414)              -
       Adviser Shares                                                                    (95)              -
                                                                                  --------------------------
           Total distributions of net realized gains                                 (50,051)              -
                                                                                  --------------------------
       Distributions to shareholders                                                (133,505)        (56,103)
                                                                                  --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                        90,583           8,004
   Institutional Shares                                                              (84,177)        (48,212)
   Adviser Shares                                                                        167              29
                                                                                  --------------------------
       Total net increase (decrease) in net assets from capital
           share transactions                                                          6,573         (40,179)
                                                                                  --------------------------
   Net increase in net assets                                                        221,020         579,004
NET ASSETS
   Beginning of year                                                               4,012,382       3,433,378
                                                                                  --------------------------
   End of year                                                                    $4,233,402      $4,012,382
                                                                                  ==========================
Accumulated undistributed net investment income:
   End of year                                                                    $   31,905      $   33,768
                                                                                  ==========================

See accompanying notes to financial statements.

================================================================================

44  | USAA INTERNATIONAL FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA International Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: International Fund Shares (Fund Shares), International Fund Institutional Shares (Institutional Shares), and International Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. Effective August 17, 2018, the Fund intends to offer a new class of shares, R6 Shares, which will be available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

================================================================================

46  | USAA INTERNATIONAL FUND

================================================================================

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which

================================================================================

48  | USAA INTERNATIONAL FUND

================================================================================

        the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign

================================================================================

50  | USAA INTERNATIONAL FUND

================================================================================

        withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. For the year ended May 31, 2018, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares, and Adviser Shares each by less than $500.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. Effective October 1, 2017, the Adviser Shares no longer charge redemption fees. For the year ended May 31, 2018, the Adviser Shares did not charge any redemption fees.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $33,000, which represents 5.2% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, foreign capital gain tax re-class and passive foreign investment company adjustments resulted in reclassifications to

================================================================================

52  | USAA INTERNATIONAL FUND

================================================================================

the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and decrease accumulated net realized gain on investments by $13,189,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                               2018                      2017
                                           -------------------------------------
Ordinary income*                           $112,047,000              $56,103,000
Long-term realized capital gain              21,458,000                        -
                                           ------------              -----------
   Total distributions paid                $133,505,000              $56,103,000
                                           ============              ===========

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                    $   76,274,000
Undistributed long-term capital gains                                138,642,000
Unrealized appreciation of investments                             1,050,822,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2018, the Fund utilized capital loss carryforwards of $23,989,000, to offset capital gains. At May 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                                   NET
                                                 GROSS                  GROSS                   UNREALIZED
                                               UNREALIZED             UNREALIZED               APPRECIATION/
FUND                      TAX COST            APPRECIATION           DEPRECIATION             (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
USAA
  International
  Fund                 $3,350,881,000        $1,197,418,000         $(142,346,000)            $1,055,072,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $1,497,065,000 and $1,573,192,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                     NON-CASH COLLATERAL             CASH COLLATERAL
--------------------------------------------------------------------------------
  $188,072,000                       $10,508,000                    $189,991,000

================================================================================

54  | USAA INTERNATIONAL FUND

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                                  YEAR ENDED                 YEAR ENDED
                                                                 MAY 31, 2018               MAY 31, 2017
------------------------------------------------------------------------------------------------------------
                                                            SHARES         AMOUNT       SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------
FUND SHARES:
Shares sold                                                  8,359      $ 276,668        8,504     $ 235,535
Shares issued from reinvested dividends                      1,684         55,642          811        21,661
Shares redeemed                                             (7,313)      (241,727)      (9,069)     (249,192)
                                                           -------------------------------------------------
Net increase from capital share transactions                 2,730      $  90,583          246        $8,004
                                                           =================================================
INSTITUTIONAL SHARES:
Shares sold                                                  7,053      $ 231,611       10,126     $ 277,737
Shares issued from reinvested dividends                      2,325         76,603        1,274        33,923
Shares redeemed                                            (11,873)      (392,391)     (12,911)     (359,872)
                                                           -------------------------------------------------
Net decrease from capital share transactions                (2,495)     $ (84,177)      (1,511)    $ (48,212)
                                                           =================================================
ADVISER SHARES:
Shares sold                                                      5      $     175            1     $      30
Shares issued from reinvested dividends                          -              2            -*            -*
Shares redeemed                                                  -            (10)           -*           (1)
                                                           -------------------------------------------------
Net increase from capital share transactions                     5      $     167            1     $      29
                                                           =================================================

*Represents less than 500 shares or $500.

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper International Funds Index. The Lipper International Funds Index tracks the total return performance of the funds within the Lipper International Funds category.

The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE
   RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
   (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
   -------------------------------------------------------------------
   +/- 100 to 400                               +/- 4
   +/- 401 to 700                               +/- 5
   +/- 701 and greater                          +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which

================================================================================

56  | USAA INTERNATIONAL FUND

================================================================================

is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper International Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended May 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $32,575,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $281,000, $315,000, and less than $500, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.02%, 0.01%, and less than 0.01%, respectively.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Lazard Asset Management LLC (Lazard), MFS Investment Management
(MFS), and Wellington Management Company LLP (Wellington Management) under which Lazard, MFS, and Wellington Management each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.50% for assets up to $100 million, 0.45% for assets over $100 million up to $250 million, 0.40% for assets over $250 million up to $600 million, and 0.375% for assets over $600 million on the portion of the Fund's average net assets that Lazard manages. For the year ended May 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Lazard, of $2,972,000.

The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average net assets in the USAA International Fund and the USAA World Growth Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% on assets over $2 billion up to $3 billion, and 0.25% on assets over $3 billion on the portion of the Fund's average net assets that MFS

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

manages. For the year ended May 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $8,300,000.

The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% on the first $700 million and 0.425% on assets over $700 million of the portion of the Fund's average net assets that Wellington Management manages. For the year ended May 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $3,558,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,761,000, $2,415,000, and $12,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2018, the Fund reimbursed the Manager $57,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2018, to limit the total annual operating expenses of the Adviser Shares to 1.35% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2018, the Adviser Shares incurred reimbursable expenses of $6,000, of which $1,000 was receivable from the Manager.

================================================================================

58  | USAA INTERNATIONAL FUND

================================================================================

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,203,000, $2,415,000, and less than $500, respectively. Additionally, the Fund recorded a capital contribution from SAS of less than $500 at May 31, 2018, for adjustments related to corrections to certain shareholder transactions.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $20,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

May 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.3
Cornerstone Equity                                                      0.9
Target Retirement Income                                                0.5
Target Retirement 2020                                                  1.2
Target Retirement 2030                                                  3.7
Target Retirement 2040                                                  5.0
Target Retirement 2050                                                  3.0
Target Retirement 2060                                                  0.4

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2018, USAA and its affiliates owned 240,000 Adviser Shares, which represents 96.8% of the Adviser Shares outstanding and 0.2% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

================================================================================

60  | USAA INTERNATIONAL FUND

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED MAY 31,
                                  --------------------------------------------------------------------------
                                        2018            2017            2016            2015            2014
                                  --------------------------------------------------------------------------
Net asset value at
  beginning of period             $    31.16      $    26.40      $    30.90      $    31.25      $    27.29
                                  --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .60             .42             .35(a)          .38             .34(a)
  Net realized and
    unrealized gain (loss)              2.08            4.76           (3.34)(a)         .16            3.86(a)
                                  --------------------------------------------------------------------------
Total from investment operations        2.68            5.18           (2.99)(a)         .54            4.20(a)
                                  --------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.63)           (.42)           (.37)           (.50)           (.24)
  Realized capital gains                (.39)              -           (1.14)           (.39)              -
                                  --------------------------------------------------------------------------
Total distributions                    (1.02)           (.42)          (1.51)           (.89)           (.24)
                                  --------------------------------------------------------------------------
Net asset value at end
  of period                       $    32.82      $    31.16      $    26.40      $    30.90      $    31.25
                                  ==========================================================================
Total return (%)*                       8.61           19.87           (9.75)           1.97           15.44
Net assets at end
  of period (000)                 $1,876,020      $1,696,372      $1,430,667      $1,958,773      $1,836,335
Ratios to average
  net assets:**
  Expenses (%)(d)                       1.08(b)         1.11(b)         1.13(b)         1.12            1.16(b)
  Net investment income (%)             1.58            1.33            1.27            1.42            1.16
Portfolio turnover (%)                    36              40              62(c)           17              14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $1,842,123,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Reflects increased trading activity due to changes in subadviser(s).
(d) Does not include acquired fund fees, if any.

================================================================================

62  | USAA INTERNATIONAL FUND

================================================================================

INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED MAY 31,
                                  --------------------------------------------------------------------------
                                        2018            2017            2016            2015            2014
                                  --------------------------------------------------------------------------
Net asset value at
  beginning of period             $    31.07      $    26.34      $    30.82      $    31.17      $    27.23
                                  --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .64             .45             .47(a)          .46             .38
  Net realized and
    unrealized gain (loss)              2.06            4.74           (3.42)(a)         .12            3.85
                                  --------------------------------------------------------------------------
Total from investment
  operations                            2.70            5.19           (2.95)(a)         .58            4.23
                                  --------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.66)           (.46)           (.39)           (.54)           (.29)
  Realized capital gains                (.39)              -           (1.14)           (.39)              -
                                  --------------------------------------------------------------------------
Total distributions                    (1.05)           (.46)          (1.53)           (.93)           (.29)
                                  --------------------------------------------------------------------------
Net asset value at
  end of period                   $    32.72      $    31.07      $    26.34      $    30.82      $    31.17
                                  ==========================================================================
Total return (%)*                       8.68           19.97           (9.61)           2.11           15.60
Net assets at
  end of period (000)             $2,349,281      $2,308,470      $1,996,349      $1,735,756      $1,720,967
Ratios to average
  net assets:**
  Expenses (%)(d)                       1.00(b)         1.00(b)         1.00(b)          .99            1.01(b)
  Net investment income (%)             1.62            1.43            1.74            1.53            1.33
Portfolio turnover (%)                    36              40              62(c)           17              14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $2,415,447,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Reflects increased trading activity due to changes in subadviser(s).
(d) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  63

================================================================================

ADVISER SHARES

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED MAY 31,
                                      ----------------------------------------------------------------------
                                        2018            2017            2016            2015            2014
                                      ----------------------------------------------------------------------
Net asset value at
  beginning of period                 $31.04          $26.31          $30.77          $31.13          $27.17
                                      ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .53             .35             .31             .32             .25
  Net realized and
    unrealized gain (loss)              2.04            4.74           (3.35)            .12            3.84
                                      ----------------------------------------------------------------------
Total from investment
  operations                            2.57            5.09           (3.04)            .44            4.09
                                      ----------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.55)           (.36)           (.28)           (.41)           (.13)
  Realized capital gains                (.39)              -           (1.14)           (.39)              -
                                      ----------------------------------------------------------------------
Total distributions                     (.94)           (.36)          (1.42)           (.80)           (.13)
                                      ----------------------------------------------------------------------
Redemption fees added
  to beneficial interests                  -               -             .00(a)            -               -
Net asset value at
  end of period                       $32.67          $31.04          $26.31          $30.77          $31.13
                                      ======================================================================
Total return (%)*                       8.29           19.58           (9.94)           1.62           15.10
Net assets at
  end of period (000)                 $8,101          $7,540          $6,362          $7,481          $7,698
Ratios to average net assets:**
  Expenses (%)(f)                       1.35(b)         1.35(b)         1.37(b),(c)     1.44(d)         1.46(b)
  Expenses, excluding
    reimbursements (%)(f)               1.42(b)         1.51(b)         1.46(b)         1.51            1.46(b)
  Net investment income (%)             1.29            1.08            1.14            1.07             .85
Portfolio turnover (%)                    36              40              62(e)           17              14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $8,012,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Prior to October 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.40% of the Adviser Shares' average net assets.
(d) Prior to October 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.55% of the Adviser Shares' average net assets.
(e) Reflects increased trading activity due to changes in subadviser(s).
(f) Does not include acquired fund fees, if any.

================================================================================

64  | USAA INTERNATIONAL FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  65

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                   EXPENSES PAID
                                          BEGINNING              ENDING            DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE      DECEMBER 1, 2017 -
                                       DECEMBER 1, 2017       MAY 31, 2018          MAY 31, 2018
                                       ------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $1,003.30               $5.29

Hypothetical
  (5% return before expenses)              1,000.00              1,019.65                5.34

INSTITUTIONAL SHARES
Actual                                     1,000.00              1,003.50                4.90

Hypothetical
  (5% return before expenses)              1,000.00              1,020.04                4.94

ADVISER SHARES
Actual                                     1,000.00              1,001.90                6.72

Hypothetical
  (5% return before expenses)              1,000.00              1,018.35                6.78

*Expenses are equal to the annualized expense ratio of 1.06% for Fund Shares, 0.98% for Institutional Shares, and 1.34% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.33% for Fund Shares, 0.35% for Institutional Shares, and 0.19% for Adviser Shares for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

66  | USAA INTERNATIONAL FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements (each a Subadvisory Agreement and together, the Subadvisory Agreements) between the Manager and MFS Investment Management, Wellington Management Company LLP, and Lazard Asset Management LLC (each a Subadviser and together, the Subadvisers) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. The Board considered the Advisory Agreement and the Subadvisory Agreements separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadvisers. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory

================================================================================

68  | USAA INTERNATIONAL FUND

================================================================================

Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and below the median of its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund

================================================================================

70  | USAA INTERNATIONAL FUND

================================================================================

regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and Lipper index for the one-year period ended December 31, 2017, and was above the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2017, was in the top 30% of its performance universe for the three-year period ended December 31, 2017, was in the top 50% of its performance universe for the five-year period ended December 31, 2017, and was in the top 15% of its performance universe for the ten- year period ended
December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

considered the fact that the Manager pays the Fund's subadvisory fees. The
Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving the Fund's Subadvisory Agreements, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreements. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreements. In approving the Subadvisory Agreements, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

================================================================================

72  | USAA INTERNATIONAL FUND

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadvisers include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadvisers.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadvisers. In considering the cost of services to be provided by the Subadvisers and the profitability to the Subadvisers of their relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadvisers from their relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreements. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreements, although the Board noted that the Subadvisory Agreements contains breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadvisers charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

a subadvisory fee to the Subadvisers. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2017, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreements, among others: (i) the Subadvisers are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadvisers maintain appropriate compliance programs; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadvisers. Based on its conclusions, the Board determined that approval of the Subadvisory Agreements with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

74  | USAA INTERNATIONAL FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

76  | USAA INTERNATIONAL FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

78  | USAA INTERNATIONAL FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

80  | USAA INTERNATIONAL FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

82  | USAA INTERNATIONAL FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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23409-0718                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA MANAGED ALLOCATION FUND]

 ==============================================================

       ANNUAL REPORT
       USAA MANAGED ALLOCATION FUND
       MAY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

--------------------------------------------------------------------------------

JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

================================================================================

================================================================================

in the European Union. Fears about the future of the European Union drove a "flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

   Distributions to Shareholders                                              7

   Report of Independent Registered
     Public Accounting Firm                                                   8

   Portfolio of Investments                                                   9

   Notes to Portfolio of Investments                                         10

   Financial Statements                                                      11

   Notes to Financial Statements                                             14

   Financial Highlights                                                      25

EXPENSE EXAMPLE                                                              26

ADVISORY AGREEMENT(S)                                                        28

TRUSTEES' AND OFFICERS' INFORMATION                                          33

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

   JOHN P. TOOHEY, CFA                       LANCE HUMPHREY, CFA
   WASIF A. LATIF                            ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced mixed returns: stocks posted gains, but bonds finished flat to slightly lower. This performance gap largely reflected the divergent effect that improving economic growth had on the two categories. Global economic conditions strengthened in 2017, with a distinct acceleration in growth across the United States, Europe, Japan, and the emerging markets. China, in particular, re-emerged as an important driver of the world economy. The emergence of a synchronized global expansion fed through to corporate results, fueling strength in both revenues and bottom-line earnings. The passage of sweeping tax reform in the United States, highlighted by a reduction in the corporate income tax rate, provided a further boost to the economic outlook in late 2017.

    In combination, these trends led to a steady advance in global equities from the beginning of the reporting period to the end of January 2018. At that time, however, stronger growth began to fuel concerns that the possibility of higher inflation would cause the Federal Reserve and other world central banks to raise interest rates sooner than investors had expected. This worry, together with the prospect of protectionist trade policies in the United States, contributed to uneven stock market performance through the final four months of the reporting period.

    Despite the lower returns for equities from February 2018 onward, the key indexes finished with positive returns thanks to their rally earlier

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    during the reporting period. Developed-and emerging-market international stocks also registered gains but trailed U.S. stocks.

    While the improving outlook for growth provided a boost for stocks, it weighed on the interest-rate sensitive segments of the bond market. High-yield bonds, which benefitted from rising corporate earnings and generally robust investor risk appetites, posted a gain and outperformed investment-grade issues.

o HOW DID THE USAA MANAGED ALLOCATION FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2018, the Fund had a total return of 5.91%. This compares to returns of 14.37% for the S&P 500(R) Index and -0.37% for the Bloomberg Barclays U.S. Aggregate Bond Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    This Fund is designed to provide USAA's investment managers with the flexibility to implement tactical asset allocation shifts within the USAA Managed Portfolios, and is not offered for sale directly to the general public. By using the Fund in this manner, we can make allocation changes to the Managed Portfolios quicker and with less disruption. The Fund primarily uses exchange-traded funds, or ETFs, to implement our asset allocation views since ETFs are highly liquid vehicles that allow us to apply our tactical allocation decisions efficiently. Therefore, the Fund's allocations reflect the need to round out the Managed Portfolios, rather than represent an active strategy.

    With this in mind, our position in the emerging markets was the key driver of Fund performance during the reporting period. From

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA MANAGED ALLOCATION FUND

================================================================================

    September 2017 onward, the Fund averaged a weighting of about 50% in the emerging markets category through a position in the Vanguard FTSE Emerging Markets ETF, which allowed us to capture robust returns for this category. All of the gain occurred from the beginning of the reporting period through the end of January 2018, an interval in which emerging market stocks produced strong, steady gains. However, the asset class subsequently declined and underperformed both U.S. and developed market international stocks. Declining performance was likely attributable to concerns about rising interest rates, the uncertainty regarding U.S. trade policy, and political instability in several countries.

    The Fund allocated assets to the developed international markets for the entire reporting period through a position in iShares Core MSCI EAFE ETF. This position made a sizable contribution to performance by allowing us to capitalize on the category's double-digit gains.

    For the first three months of the reporting period, the Fund held positions in high-yield bonds and U.S. small-cap stocks. Both asset classes posted narrow gains while they were represented in the portfolio, reflecting the favorable investment environment of mid-2017. We sold both positions in September 2017 to fund an increased weighting in emerging market stocks.

    Late in the reporting period, we added a position in SPDR Portfolio Short Term Corporate Bond ETF, following a weak showing for the category over the first half of the reporting period. The value of this investment ticked slightly higher in that time, but it had little impact on the Fund's reporting period results.

    Thank you for allowing us to help you manage your investments.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA MANAGED ALLOCATION FUND (THE FUND)
(Ticker Symbol: UMAFX)

--------------------------------------------------------------------------------
                                            5/31/18                  5/31/17
--------------------------------------------------------------------------------
Net Assets                               $808.5 Million           $765.9 Million
Net Asset Value Per Share                    $12.01                   $11.61

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
    1 YEAR                     5 YEARS                SINCE INCEPTION 2/01/10
    5.91%                       3.52%                           5.62%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/17*
--------------------------------------------------------------------------------
                                    1.05%

            (includes acquired fund fees and expenses of 0.29%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA MANAGED ALLOCATION FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                                    BLOOMBERG
                                                                   USAA MANAGED                    BARCLAYS U.S.
                                 S&P 500 INDEX                   ALLOCATION FUND               AGGREGATE BOND INDEX
01/31/10                          $10,000.00                       $10,000.00                       $10,000.00
02/28/10                           10,309.77                        10,200.00                        10,037.34
03/31/10                           10,931.91                        10,420.00                        10,025.00
04/30/10                           11,104.50                        10,490.00                        10,129.36
05/31/10                           10,217.80                        10,140.00                        10,214.60
06/30/10                            9,682.92                         9,980.00                        10,374.78
07/31/10                           10,361.33                        10,600.00                        10,485.46
08/31/10                            9,893.58                        10,230.00                        10,620.38
09/30/10                           10,776.53                        11,100.00                        10,631.70
10/31/10                           11,186.57                        11,250.00                        10,669.56
11/30/10                           11,188.00                        11,030.00                        10,608.23
12/31/10                           11,935.71                        11,258.00                        10,493.84
01/31/11                           12,218.61                        11,227.00                        10,506.05
02/28/11                           12,637.20                        11,373.00                        10,532.33
03/31/11                           12,642.23                        11,508.00                        10,538.15
04/30/11                           13,016.63                        11,780.00                        10,671.92
05/31/11                           12,869.29                        11,832.00                        10,811.19
06/30/11                           12,654.77                        11,759.00                        10,779.54
07/31/11                           12,397.44                        11,916.00                        10,950.59
08/31/11                           11,723.99                        12,031.00                        11,110.58
09/30/11                           10,899.81                        11,592.00                        11,191.40
10/31/11                           12,091.08                        12,240.00                        11,203.42
11/30/11                           12,064.36                        11,989.00                        11,193.70
12/31/11                           12,187.77                        12,052.00                        11,316.73
01/31/12                           12,733.97                        12,535.00                        11,416.10
02/29/12                           13,284.61                        12,771.00                        11,413.48
03/31/12                           13,721.79                        12,580.00                        11,350.94
04/30/12                           13,635.66                        12,647.00                        11,476.78
05/31/12                           12,816.15                        11,984.00                        11,580.63
06/30/12                           13,344.20                        12,377.00                        11,585.17
07/31/12                           13,529.54                        12,523.00                        11,744.96
08/31/12                           13,834.27                        12,703.00                        11,752.64
09/30/12                           14,191.77                        12,928.00                        11,768.82
10/31/12                           13,929.72                        12,917.00                        11,791.96
11/30/12                           14,010.53                        12,961.00                        11,810.57
12/31/12                           14,138.23                        13,243.00                        11,793.75
01/31/13                           14,870.52                        13,383.00                        11,711.27
02/28/13                           15,072.39                        13,278.00                        11,769.97
03/31/13                           15,637.65                        13,360.00                        11,779.37
04/30/13                           15,938.94                        13,524.00                        11,898.56
05/31/13                           16,311.78                        13,266.00                        11,686.26
06/30/13                           16,092.73                        12,832.00                        11,505.49
07/31/13                           16,911.60                        13,161.00                        11,521.22
08/31/13                           16,421.81                        12,856.00                        11,462.33
09/30/13                           16,936.79                        13,231.00                        11,570.84
10/31/13                           17,715.34                        13,594.00                        11,664.39
11/30/13                           18,255.19                        13,676.00                        11,620.72
12/31/13                           18,717.34                        13,780.00                        11,555.05
01/31/14                           18,070.21                        13,423.00                        11,725.78
02/28/14                           18,896.81                        13,875.00                        11,788.13
03/31/14                           19,055.65                        13,995.00                        11,768.05
04/30/14                           19,196.51                        14,090.00                        11,867.35
05/31/14                           19,647.13                        14,280.00                        12,002.47
06/30/14                           20,052.99                        14,447.00                        12,008.67
07/31/14                           19,776.45                        14,197.00                        11,978.55
08/31/14                           20,567.60                        14,483.00                        12,110.79
09/30/14                           20,279.17                        14,006.00                        12,028.56
10/31/14                           20,774.49                        14,137.00                        12,146.79
11/30/14                           21,333.22                        14,197.00                        12,232.96
12/31/14                           21,279.48                        13,968.00                        12,244.43
01/31/15                           20,640.69                        13,968.00                        12,501.17
02/28/15                           21,826.94                        14,466.00                        12,383.64
03/31/15                           21,481.76                        14,320.00                        12,441.12
04/30/15                           21,687.83                        14,539.00                        12,396.49
05/31/15                           21,966.72                        14,563.00                        12,366.63
06/30/15                           21,541.49                        14,247.00                        12,231.77
07/31/15                           21,992.81                        14,381.00                        12,316.82
08/31/15                           20,665.90                        13,688.00                        12,299.10
09/30/15                           20,154.55                        13,360.00                        12,382.29
10/31/15                           21,854.67                        13,992.00                        12,384.41
11/30/15                           21,919.67                        13,931.00                        12,351.67
12/31/15                           21,573.95                        13,645.00                        12,311.76
01/31/16                           20,503.37                        13,194.00                        12,481.15
02/29/16                           20,475.70                        13,068.00                        12,569.71
03/31/16                           21,864.73                        13,557.00                        12,685.01
04/30/16                           21,949.50                        13,708.00                        12,733.73
05/31/16                           22,343.67                        13,670.00                        12,736.99
06/30/16                           22,401.55                        14,172.00                        12,965.85
07/31/16                           23,227.47                        14,435.00                        13,047.82
08/31/16                           23,260.08                        14,523.00                        13,032.92
09/30/16                           23,264.48                        14,586.00                        13,025.25
10/31/16                           22,840.11                        14,398.00                        12,925.63
11/30/16                           23,685.99                        13,858.00                        12,619.91
12/31/16                           24,154.17                        13,866.00                        12,637.69
01/31/17                           24,612.29                        14,110.00                        12,662.50
02/28/17                           25,589.54                        14,443.00                        12,747.61
03/31/17                           25,619.39                        14,533.00                        12,740.89
04/30/17                           25,882.50                        14,764.00                        12,839.24
05/31/17                           26,246.74                        14,892.00                        12,938.03
06/30/17                           26,410.56                        15,059.00                        12,925.05
07/31/17                           26,953.63                        15,329.00                        12,980.68
08/31/17                           27,036.14                        15,290.00                        13,097.06
09/30/17                           27,593.85                        15,380.00                        13,034.72
10/31/17                           28,237.76                        15,688.00                        13,042.26
11/30/17                           29,103.81                        15,726.00                        13,025.51
12/31/17                           29,427.40                        16,114.00                        13,085.29
01/31/18                           31,112.24                        17,191.00                        12,934.58
02/28/18                           29,965.53                        16,311.00                        12,812.00
03/31/18                           29,204.01                        16,245.00                        12,894.17
04/30/18                           29,316.07                        16,022.00                        12,798.25
05/31/18                           30,022.05                        15,772.00                        12,889.56

                                   [END CHART]

                       Data from 1/31/10 through 5/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Managed Allocation Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, January 31, 2010, while the inception date of the Fund is February 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o ASSET ALLOCATION* - 5/31/18 o

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EXCHANGE-TRADED FUNDS**                                      74.5%
FIXED-INCOME EXCHANGE-TRADED FUNDS**                                       25.5%

*Does not include short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

6  | USAA MANAGED ALLOCATION FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

                                     DIVIDEND RECEIVED
                                    DEDUCTION (CORPORATE                QUALIFIED
                                      SHAREHOLDERS)(1)               INTEREST INCOME
                                    ------------------------------------------------
                                           4.27%                         $65,000
                                    ------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended May 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  7

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA MANAGED ALLOCATION FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Managed Allocation Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
July 24, 2018

================================================================================

8  | USAA MANAGED ALLOCATION FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (100.0%)

             EXCHANGE-TRADED FUNDS (100.0%)

             FIXED-INCOME EXCHANGE-TRADED FUNDS (25.5%)
 6,824,000   SPDR Portfolio Short Term Corporate Bond ETF                                            $206,221
                                                                                                     --------
             INTERNATIONAL EXCHANGE-TRADED FUNDS (74.5%)
 3,171,030   iShares Core MSCI EAFE ETF                                                               208,115
 8,833,470   Vanguard FTSE Emerging Markets ETF                                                       394,061
                                                                                                     --------
             Total International Exchange-Traded Funds                                                602,176
                                                                                                     --------
             Total Exchange-Traded Funds (cost: $781,872)                                             808,397
                                                                                                     --------
             Total Equity Securities (cost: $781,872)                                                 808,397
                                                                                                     --------

             MONEY MARKET INSTRUMENTS (0.0%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)

   472,438   State Street Institutional Treasury Money Market Fund
              Premier Class, 1.66%(a) (cost: $473)                                                        473
                                                                                                     --------

             TOTAL INVESTMENTS (COST: $782,345)                                                      $808,870
                                                                                                     ========

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1             LEVEL 2           LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
 Exchange-Traded Funds                       $808,397                  $-                $-          $808,397
Money Market Instruments:
  Government & U.S. Treasury Money
   Market Funds                                   473                   -                 -               473
-------------------------------------------------------------------------------------------------------------
Total                                        $808,870                  $-                $-          $808,870
-------------------------------------------------------------------------------------------------------------

For the period of June 1, 2017, through May 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 74.5% of net assets at May 31, 2018.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at May 31, 2018.

See accompanying notes to financial statements.

================================================================================

10  | USAA MANAGED ALLOCATION FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $782,345)                     $808,870
   Receivables:
      Capital shares sold                                                                 481
      Interest                                                                              1
      Other                                                                                 3
                                                                                     --------
         Total assets                                                                 809,355
                                                                                     --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                             309
   Accrued management fees                                                                417
   Other accrued expenses and payables                                                    120
                                                                                     --------
         Total liabilities                                                                846
                                                                                     --------
            Net assets applicable to capital shares outstanding                      $808,509
                                                                                     ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                   $784,045
   Overdistribution of net investment income                                           (1,163)
   Accumulated net realized loss on investments                                          (898)
   Net unrealized appreciation of investments                                          26,525
                                                                                     --------
            Net assets applicable to capital shares outstanding                      $808,509
                                                                                     ========
   Capital shares outstanding, no par value                                            67,302
                                                                                     ========
   Net asset value, redemption price, and offering price per share                   $  12.01
                                                                                     ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  11

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                         $ 20,257
   Interest                                                                                92
   Securities lending (net)                                                               588
                                                                                     --------
      Total income                                                                     20,937
                                                                                     --------
EXPENSES
   Management fees                                                                      4,870
   Administration and servicing fees                                                      406
   Transfer agent's fees                                                                  406
   Custody and accounting fees                                                             91
   Postage                                                                                 89
   Shareholder reporting fees                                                              15
   Trustees' fees                                                                          34
   Registration fees                                                                       36
   Professional fees                                                                       70
   Other                                                                                   15
                                                                                     --------
      Total expenses                                                                    6,032
                                                                                     --------
NET INVESTMENT INCOME                                                                  14,905
                                                                                     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                   55,445
   Change in net unrealized appreciation/(depreciation)                               (24,697)
                                                                                     --------
       Net realized and unrealized gain                                                30,748
                                                                                     --------
   Increase in net assets resulting from operations                                  $ 45,653
                                                                                     ========

See accompanying notes to financial statements.

================================================================================

12  | USAA MANAGED ALLOCATION FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

---------------------------------------------------------------------------------------------------

                                                                           2018                2017
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $ 14,905            $ 15,726
   Net realized gain on investments                                      55,445              10,904
   Net realized gain on long-term capital gain
      distributions from other investment companies                           -                   8
   Change in net unrealized
      appreciation/(depreciation) of investments                        (24,697)             36,149
                                                                       ----------------------------
      Increase in net assets resulting
         from operations                                                 45,653              62,787
                                                                       ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (19,156)            (15,780)
                                                                       ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                             87,769             109,626
   Reinvested dividends                                                  19,156              15,777
   Cost of shares redeemed                                              (90,792)           (115,123)
                                                                       ----------------------------
      Increase in net assets from capital
         share transactions                                              16,133              10,280
                                                                       ----------------------------
   Net increase in net assets                                            42,630              57,287

NET ASSETS
   Beginning of year                                                    765,879             708,592
                                                                       ----------------------------
   End of year                                                         $808,509            $765,879
                                                                       ============================
Accumulated undistributed (overdistribution of) net
   investment income:
   End of year                                                         $ (1,163)           $  3,088
                                                                       ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            7,181               9,699
   Shares issued for dividends reinvested                                 1,570               1,462
   Shares redeemed                                                       (7,429)            (10,219)
                                                                       ----------------------------
      Increase in shares outstanding                                      1,322                 942
                                                                       ============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Managed Allocation Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek to maximize total return, consisting primarily of capital appreciation. The Fund is not offered for sale directly to the general public and is currently available for investment through a USAA discretionary managed account program or other persons or legal entities that the Fund may approve from time to time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

14  | USAA MANAGED ALLOCATION FUND

================================================================================

    regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

        Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

16  | USAA MANAGED ALLOCATION FUND

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an

================================================================================

18  | USAA MANAGED ALLOCATION FUND

================================================================================

affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $6,000, which represents 1.0% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                2018                    2017
                                             -----------------------------------
Ordinary income*                             $19,156,000             $15,780,000

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                                 $(2,061,000)
Unrealized appreciation of investments                                26,525,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2018, the Fund utilized capital loss carryforwards of $55,445,000, to offset capital gains. At May 31, 2018, the Fund had net capital loss carryforwards of $898,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used. Late year losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended May 31, 2018, the Fund deferred to June 1, 2018, late year losses of $1,163,000.

                           CAPITAL LOSS CARRYFORWARDS
                   --------------------------------------------
                                  TAX CHARACTER
                   --------------------------------------------
                   (NO EXPIRATION)                     BALANCE
                   ---------------                    --------
                       Short-Term                     $      -
                        Long-Term                      898,000
                                                      --------
                            Total                     $898,000
                                                      ========

================================================================================

20  | USAA MANAGED ALLOCATION FUND

================================================================================

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                                   NET
                                                 GROSS                GROSS                UNREALIZED
                                               UNREALIZED           UNREALIZED            APPRECIATION/
FUND                        TAX COST          APPRECIATION         DEPRECIATION          (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
USAA Managed
  Allocation Fund         $782,345,000        $26,525,000              $(-)                 $26,525,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $803,511,000 and $783,944,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At May 31, 2018, the Fund had no securities on loan.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2018, the Fund had no subadviser(s).

The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets. For the year ended May 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $4,870,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended May 31, 2018, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $406,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2018, the Fund reimbursed the Manager $11,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended May 31, 2018, the Fund incurred transfer agent's fees, paid or payable to SAS, of $406,000.

================================================================================

22  | USAA MANAGED ALLOCATION FUND

================================================================================

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

================================================================================

24  | USAA MANAGED ALLOCATION FUND

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                                  ------------------------------------------------------------------------
                                      2018            2017            2016            2015            2014
                                  ------------------------------------------------------------------------
Net asset value at
  beginning of period             $  11.61        $  10.90        $  11.99      $    11.99      $    11.32
                                  ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .23             .24             .24(a)          .23             .20
  Net realized and
    unrealized gain (loss)             .46             .72            (.97)(a)         .00(b)          .66
                                  ------------------------------------------------------------------------
Total from investment
  operations                           .69             .96            (.73)(a)         .23             .86
                                  ------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.29)           (.25)           (.21)           (.23)           (.18)
  Realized capital gains                 -               -            (.15)              -            (.01)
                                  ------------------------------------------------------------------------
Total distributions                   (.29)           (.25)           (.36)           (.23)           (.19)
                                  ------------------------------------------------------------------------
Net asset value at end
  of period                       $  12.01        $  11.61        $  10.90      $    11.99      $    11.99
                                  ========================================================================
Total return (%)*                     5.91            8.94           (6.13)           1.98            7.65
Net assets at end
  of period (000)                 $808,509        $765,879        $708,592      $1,398,614      $1,219,192
Ratios to average net assets:**
  Expenses (%)(h)                      .74             .76             .75             .74             .73(c)
  Net investment income (%)           1.83            2.13            2.09            2.04            1.80
Portfolio turnover (%)                  97(g)          194(f)           90(e)           35(d)           65

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $812,286,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by 0.01%.
(d) Reflects overall decrease in purchases and sales of securities.
(e) Reflects increased trading activity due to large shareholder redemptions.
(f) Reflects an increase in trading activity due to asset allocation shifts.
(g) Reflects a return to normal trading levels after a prior year transition or allocation shift.
(h) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  25

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

26  | USAA MANAGED ALLOCATION FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING                ENDING               DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2017 -
                                      DECEMBER 1, 2017         MAY 31, 2018             MAY 31, 2018
                                      -----------------------------------------------------------------
Actual                                   $1,000.00              $1,002.90                   $3.70

Hypothetical
  (5% return before expenses)             1,000.00               1,021.24                    3.73

*Expenses are equal to the Fund's annualized expense ratio of 0.74%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.29% for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  27

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

28  | USAA MANAGED ALLOCATION FUND

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including underlying fund expenses, were below the

================================================================================

30  | USAA MANAGED ALLOCATION FUND

================================================================================

median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-and three-year periods ended December 31, 2017, and was below the average of its performance universe for the five-year period ended December 31, 2017, and was above the average of its Lipper index for the one-year period ended December 31, 2017, and was below its Lipper index for the three-and five-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one-year period ended December 31, 2017, and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2017. The Board took into account management's discussion of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance ; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

32  | USAA MANAGED ALLOCATION FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

34  | USAA MANAGED ALLOCATION FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

36  | USAA MANAGED ALLOCATION FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

38  | USAA MANAGED ALLOCATION FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

40  | USAA MANAGED ALLOCATION FUND

================================================================================
TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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93923-0718                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA PRECIOUS METALS AND MINERALS FUND]

 ==============================================================

    ANNUAL REPORT
    USAA PRECIOUS METALS AND MINERALS FUND
    FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
    MAY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

--------------------------------------------------------------------------------

JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

================================================================================

================================================================================

in the European Union. Fears about the future of the European Union drove a "flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar- cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Report of Independent Registered
      Public Accounting Firm                                                 13

    Portfolio of Investments                                                 14

    Notes to Portfolio of Investments                                        17

    Financial Statements                                                     19

    Notes to Financial Statements                                            22

    Financial Highlights                                                     38

EXPENSE EXAMPLE                                                              41

ADVISORY AGREEMENT(S)                                                        43

TRUSTEES' AND OFFICERS' INFORMATION                                          48

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

       [PHOTO OF DAN DENBOW]                    [PHOTO OF JOHN P. TOOHEY]

       DAN DENBOW, CFA                          JOHN P. TOOHEY, CFA
       USAA Asset                               USAA Asset
       Management Company                       Management Company

--------------------------------------------------------------------------------

o   PLEASE REVIEW THE PERFORMANCE OF GOLD AND GOLD STOCKS OVER THE REPORTING
    PERIOD.

    The price of gold finished the reporting period ended May 31, 2018 modestly higher, but experienced volatility along the way. Gold opened the reporting period at $1,269 per ounce and drifted as low as $1,213 on July 7, 2017, as investors focused on the potential for the Federal Reserve's (Fed) interest rate increases in an effort to boost the dollar. The price of the metal rebounded on geopolitical fears to approach the $1,350 level in early September 2017. Gold subsequently moved below $1,250 by early December 2017 as tensions around North Korea abated and investors returned their focus to Fed monetary tightening. Beginning in mid- December 2017, gold went on an upward run spurred by a softening in the dollar, peaking at $1,358 on January 24, 2018. From there, the metal essentially traded in a range above $1,300 into mid-May 2018, when strong U.S. economic data raised the likelihood of more aggressive Fed action on interest rate increases. Gold closed on May 31, 2018 at $1,299 per ounce, or approximately 2% higher for the trailing 12 months. Silver prices declined 5.3% over the same period, while platinum prices declined 4.5%.

    Shares of senior mining stocks finished the reporting period essentially flat, lagging their junior counterparts, which experienced modest share price increases in aggregate, driven largely by merger and acquisition activity.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

o HOW DID THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of -0.31%, 0.00%, and -0.47%, respectively. This compares to a total return of 14.37% for the S&P 500(R) Index, -0.22% for the NYSE Arca Gold Miners (GDM) Index, and -3.61% for the Lipper Precious Metals Equity Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o PLEASE DISCUSS THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE FOR THE REPORTING PERIOD.

    At the end of May 2018, the Fund held 85.9% of its assets in gold stocks.
    In terms of specific company weightings, the leading contributor to performance was an underweight to Canadian-headquartered Barrick Gold Corp. (Barrick), the largest gold mining company in the world. Our negative stance on Barrick has been driven by concerns over the impact of the company's debt on its ability to make necessary investments in operations. The miner's shares suffered during the reporting period as a tax dispute between a majority-owned spin-off of Barrick's African operations and the Tanzanian government reached a crisis stage. Overweight positions in a pair of Australian miners, St Barbara Ltd. and Saracen Mineral Holdings Ltd., also added to performance. Both companies have displayed a sustainable operating advantage relative to most of their North American counterparts, while also benefiting, from a production cost perspective, from weakness in the Australian dollar. Exposure to Dundee Precious Metals, Inc. also aided the Fund's performance, as the miner has seen

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    strong results from its operations in Bulgaria and expects to see improved cash flow, having completed its investment in its Namibian smelter.

    The leading detractor from performance was the Fund's position in Eldorado Gold Corp. (Eldorado). The company's operations in Greece continued to face permitting delays and unfavorable political conditions. In addition, Eldorado has seen lower-than-anticipated recovery rates from its flagship mine in Turkey, which will force the company to make a major capital investment in a new mill. We are monitoring the company's progress on both fronts closely as we evaluate the position. Platinum Group Metals Ltd. was another leading detractor. The relatively new South African miner has experienced delays in reaching production targets and has had difficulty obtaining the capital necessary to complete the development of its main asset. We lost confidence in management over the reporting period and exited the position. An underweight to Newmont Mining Corp. (Newmont) also detracted from performance, as the miner's shares strongly outperformed over the reporting period. At roughly 10% of the NYSE Arca Gold Miners (GDM) Index, Newmont is the largest constituent of the benchmark. For risk management purposes, we will generally have a strategic underweight to Newmont even when we have a positive outlook for its shares. Finally, shares of OceanaGold Corp. (OceanaGold) underperformed as the company experienced challenges as it launched a new mine in South Carolina. In addition, OceanaGold's Philippines operations have been impacted by an uncertain regulatory backdrop. We maintain a positive long-term outlook for the stock.

    The Fund typically will have modest exposure to silver and platinum stocks. Over the reporting period, the Fund's silver position was increased from approximately 10.8% to 13.5%, as silver has been trading at historically cheap levels relative to gold. In addition, while the two metals are linked from a price perspective, silver generally is more sensitive to the economic cycle than gold. We have maintained only nominal exposure to platinum mining stocks for some time, as the challenging labor environment in South Africa has led to concerns about production costs for the metal. In addition, there has been a reduction in

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    demand for platinum driven by the growth in electric automobile production and a decline in diesel auto sales in Europe. At the end of the reporting period the Fund had no direct exposure to platinum miners.

    Gold prices continue to be impacted by expectations around the pace of the Fed's interest rate increases and episodes of geopolitical stress. To the extent a prolonged trade war ensues from the Trump administration's recent measures on tariffs, we believe the price of gold could be supported by a shortage of dollars held overseas as central banks and investors seek a stable and readily exchangeable store of value.

    As always, the primary purpose of maintaining exposure to gold should be to help diversify investor portfolios. Thank you for your continued confidence and investment in the Fund.

    The USAA Precious Metals and Minerals Fund may be subject to stock market risk and is non-diversified which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, they may be worth more or less than the original cost. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

4  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

INVESTMENT OVERVIEW

USAA PRECIOUS METALS AND MINERALS FUND SHARES (FUND SHARES)
(Ticker Symbol: USAGX)

--------------------------------------------------------------------------------
                                                5/31/18             5/31/17
--------------------------------------------------------------------------------
Net Assets                                  $541.0 Million      $585.5 Million
Net Asset Value Per Share                       $12.87              $12.91

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
     1 YEAR                        5 YEARS                        10 YEARS
     -0.31%                        -3.91%                          -5.51%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/17*
--------------------------------------------------------------------------------
                                      1.22%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                 NYSE ARCA            LIPPER PRECIOUS           USAA PRECIOUS
                                                GOLD MINERS            METALS EQUITY         METALS AND MINERALS
                       S&P 500 INDEX            (GDM) INDEX             FUNDS INDEX              FUND SHARES
05/31/08                $10,000.00              $10,000.00              $10,000.00               $10,000.00
06/30/08                  9,156.96               10,487.90               10,176.37                10,369.00
07/31/08                  9,079.99                9,433.97                8,957.56                 9,234.00
08/31/08                  9,211.33                8,149.35                7,919.57                 8,181.00
09/30/08                  8,390.53                7,319.34                6,942.60                 7,221.00
10/31/08                  6,981.36                4,522.69                4,301.32                 4,279.00
11/30/08                  6,480.42                5,772.45                5,060.82                 5,284.00
12/31/08                  6,549.37                7,311.72                6,332.39                 6,905.00
01/31/09                  5,997.35                7,398.36                6,346.64                 6,834.00
02/28/09                  5,358.76                7,219.32                6,328.47                 6,876.00
03/31/09                  5,828.16                8,034.78                7,096.77                 7,801.00
04/30/09                  6,385.97                7,154.81                6,687.80                 7,263.00
05/31/09                  6,743.16                9,617.61                8,687.44                 9,574.00
06/30/09                  6,756.54                8,224.98                7,712.29                 8,318.00
07/31/09                  7,267.58                8,657.35                8,245.16                 8,941.00
08/31/09                  7,529.97                8,596.95                8,318.73                 9,006.00
09/30/09                  7,810.95                9,851.34                9,351.72                10,152.00
10/31/09                  7,665.85                9,244.64                9,047.82                 9,801.00
11/30/09                  8,125.67               11,112.99               10,723.05                11,684.00
12/31/09                  8,282.63               10,087.85               10,125.71                11,215.00
01/31/10                  7,984.67                8,900.21                9,165.86                10,097.00
02/28/10                  8,232.01                9,609.08                9,806.04                10,803.00
03/31/10                  8,728.77                9,698.09               10,212.77                11,103.00
04/30/10                  8,866.58               11,081.14               11,314.71                12,495.00
05/31/10                  8,158.58               10,889.64               10,932.60                12,162.00
06/30/10                  7,731.49               11,398.46               11,206.83                12,432.00
07/31/10                  8,273.18               10,593.61               10,972.09                12,053.00
08/31/10                  7,899.69               11,754.11               12,002.35                13,273.00
09/30/10                  8,604.70               12,300.58               12,963.28                14,256.00
10/31/10                  8,932.10               12,568.84               13,464.84                14,401.00
11/30/10                  8,933.25               13,074.16               13,966.68                14,949.00
12/31/10                  9,530.27               13,593.40               14,693.82                15,693.00
01/31/11                  9,756.15               11,935.55               13,058.41                13,691.00
02/28/11                 10,090.39               13,246.46               14,270.13                14,825.00
03/31/11                 10,094.40               13,326.25               14,413.57                14,975.00
04/30/11                 10,393.35               13,787.27               15,047.82                15,846.00
05/31/11                 10,275.70               12,880.43               14,164.55                14,836.00
06/30/11                 10,104.41               12,118.70               13,429.15                14,280.00
07/31/11                  9,898.94               12,627.70               14,090.78                14,953.00
08/31/11                  9,361.21               13,936.42               14,946.36                16,168.00
09/30/11                  8,703.13               12,247.05               12,567.23                13,940.00
10/31/11                  9,654.32               13,067.70               13,598.47                14,701.00
11/30/11                  9,632.99               13,417.17               13,659.79                14,727.00
12/31/11                  9,731.53               11,490.06               11,858.01                12,630.00
01/31/12                 10,167.65               12,606.90               13,260.16                14,070.00
02/29/12                 10,607.32               12,367.84               13,033.16                13,699.00
03/31/12                 10,956.40               11,075.03               11,641.05                12,336.00
04/30/12                 10,887.62               10,365.49               11,057.61                11,740.00
05/31/12                 10,233.27                9,794.72                9,919.30                10,528.00
06/30/12                 10,654.90               10,029.84               10,079.59                10,708.00
07/31/12                 10,802.89                9,603.98                9,895.60                10,337.00
08/31/12                 11,046.20               10,750.90               10,864.60                11,406.00
09/30/12                 11,331.65               12,042.24               12,246.52                12,969.00
10/31/12                 11,122.42               11,869.27               11,967.70                12,671.00
11/30/12                 11,186.94               10,683.06               10,961.17                11,438.00
12/31/12                 11,288.91               10,517.37               10,684.34                11,132.00
01/31/13                 11,873.62                9,441.23                9,900.84                10,153.00
02/28/13                 12,034.80                8,501.57                8,862.70                 8,995.00
03/31/13                 12,486.15                8,615.18                8,848.75                 9,082.00
04/30/13                 12,726.71                6,904.12                7,355.58                 7,385.00
05/31/13                 13,024.41                6,723.87                7,062.69                 6,925.00
06/30/13                 12,849.51                5,577.12                5,854.56                 5,767.00
07/31/13                 13,503.35                6,146.14                6,508.09                 6,497.00
08/31/13                 13,112.27                6,410.00                6,996.98                 7,041.00
09/30/13                 13,523.46                5,725.41                6,423.70                 6,394.00
10/31/13                 14,145.11                5,739.86                6,428.14                 6,410.00
11/30/13                 14,576.16                5,076.33                5,727.40                 5,647.00
12/31/13                 14,945.18                4,879.55                5,572.70                 5,419.00
01/31/14                 14,428.46                5,406.23                6,083.57                 5,956.00
02/28/14                 15,088.47                5,972.47                6,787.58                 6,753.00
03/31/14                 15,215.30                5,457.80                6,257.04                 6,192.00
04/30/14                 15,327.78                5,584.92                6,423.21                 6,367.00
05/31/14                 15,687.58                5,193.41                6,064.36                 5,868.00
06/30/14                 16,011.65                6,114.18                7,112.52                 7,040.00
07/31/14                 15,790.83                6,010.97                6,956.28                 6,853.00
08/31/14                 16,422.54                6,186.58                7,075.16                 7,090.00
09/30/14                 16,192.24                4,963.21                5,795.01                 5,714.00
10/31/14                 16,587.74                4,052.16                4,845.85                 4,709.00
11/30/14                 17,033.86                4,292.23                5,078.78                 4,950.00
12/31/14                 16,990.95                4,308.67                5,105.21                 4,971.00
01/31/15                 16,480.90                5,185.71                5,742.67                 5,708.00
02/28/15                 17,428.08                4,968.94                5,569.55                 5,460.00
03/31/15                 17,152.46                4,284.42                4,905.37                 4,769.00
04/30/15                 17,317.01                4,724.50                5,351.31                 5,266.00
05/31/15                 17,539.69                4,589.49                5,282.00                 5,165.00
06/30/15                 17,200.16                4,160.39                4,894.63                 4,760.00
07/31/15                 17,560.52                3,229.44                4,002.23                 3,737.00
08/31/15                 16,501.03                3,296.88                4,103.23                 3,863.00
09/30/15                 16,092.74                3,222.29                3,960.25                 3,728.00
10/31/15                 17,450.22                3,519.77                4,242.49                 4,023.00
11/30/15                 17,502.12                3,221.12                3,888.57                 3,653.00
12/31/15                 17,226.08                3,250.79                3,902.70                 3,653.00
01/31/16                 16,371.25                3,359.68                3,940.73                 3,653.00
02/29/16                 16,349.16                4,572.99                5,064.77                 4,803.00
03/31/16                 17,458.26                4,756.59                5,390.84                 5,123.00
04/30/16                 17,525.94                6,092.18                6,830.98                 6,559.00
05/31/16                 17,840.67                5,365.56                6,095.50                 5,856.00
06/30/16                 17,886.90                6,587.46                7,412.40                 7,094.00
07/31/16                 18,546.36                7,250.20                8,118.38                 7,709.00
08/31/16                 18,572.40                6,072.84                6,974.55                 6,542.00
09/30/16                 18,575.92                6,303.22                7,288.00                 6,867.00
10/31/16                 18,237.07                5,843.37                6,753.24                 6,294.00
11/30/16                 18,912.48                4,972.37                5,760.11                 5,363.00
12/31/16                 19,286.30                5,027.72                5,773.84                 5,342.00
01/31/17                 19,652.10                5,716.26                6,609.79                 6,171.00
02/28/17                 20,432.40                5,492.32                6,378.92                 5,875.00
03/31/17                 20,456.23                5,458.46                6,377.23                 5,906.00
04/30/17                 20,666.32                5,352.50                6,163.67                 5,690.00
05/31/17                 20,957.15                5,454.36                6,201.85                 5,690.00
06/30/17                 21,087.96                5,399.49                6,189.56                 5,629.00
07/31/17                 21,521.58                5,537.06                6,308.44                 5,704.00
08/31/17                 21,587.46                6,124.21                6,691.95                 6,087.00
09/30/17                 22,032.77                6,331.70                6,279.54                 5,778.00
10/31/17                 22,546.92                6,410.72                6,050.38                 5,549.00
11/30/17                 23,238.43                6,475.28                6,000.74                 5,527.00
12/31/17                 23,496.81                6,839.71                6,346.87                 5,858.00
01/31/18                 24,842.09                7,366.16                6,371.74                 5,875.00
02/28/18                 23,926.48                7,146.87                5,805.21                 5,395.00
03/31/18                 23,318.43                7,133.86                5,882.79                 5,523.00
04/30/18                 23,407.91                7,241.65                5,972.14                 5,629.00
05/31/18                 23,971.62                7,362.95                5,977.98                 5,673.00

                                   [END CHART]

                       Data from 5/31/08 through 5/31/18.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Shares to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The NYSE Arca Gold Miners (GDM) Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

o The unmanaged Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds within the Lipper Precious Metals Equity Funds category.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIPMX)

--------------------------------------------------------------------------------
                                            5/31/18                 5/31/17
--------------------------------------------------------------------------------
Net Assets                               $3.6 Million            $2.9 Million
Net Asset Value Per Share                   $13.06                  $13.06

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
     1 YEAR                 5 YEARS                 SINCE INCEPTION 8/01/08
      0.00%                 -3.61%                          -4.22%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/17*
--------------------------------------------------------------------------------
                                    0.76%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                     NYSE ARCA              LIPPER PRECIOUS           USAA PRECIOUS METALS
                                                    GOLD MINERS              METALS EQUITY             AND MINERALS FUND
                         S&P 500 INDEX              (GDM) INDEX               FUNDS INDEX             INSTITUTIONAL SHARES
07/31/08                  $10,000.00                $10,000.00                $10,000.00                  $10,000.00
08/31/08                   10,144.65                  8,638.30                  8,841.22                    9,185.00
09/30/08                    9,240.68                  7,758.49                  7,750.54                    8,107.00
10/31/08                    7,688.73                  4,794.05                  4,801.88                    4,804.00
11/30/08                    7,137.03                  6,118.79                  5,649.77                    5,932.00
12/31/08                    7,212.97                  7,750.42                  7,069.32                    7,756.00
01/31/09                    6,605.01                  7,842.25                  7,085.23                    7,676.00
02/28/09                    5,901.73                  7,652.47                  7,064.94                    7,727.00
03/31/09                    6,418.69                  8,516.86                  7,922.66                    8,769.00
04/30/09                    7,033.02                  7,584.09                  7,466.10                    8,168.00
05/31/09                    7,426.40                 10,194.65                  9,698.44                   10,766.00
06/30/09                    7,441.13                  8,718.47                  8,609.80                    9,360.00
07/31/09                    8,003.95                  9,176.78                  9,204.69                   10,063.00
08/31/09                    8,292.93                  9,112.76                  9,286.83                   10,136.00
09/30/09                    8,602.38                 10,442.41                 10,440.02                   11,430.00
10/31/09                    8,442.58                  9,799.31                 10,100.77                   11,036.00
11/30/09                    8,948.99                 11,779.76                 11,970.94                   13,161.00
12/31/09                    9,121.85                 10,693.11                 11,304.09                   12,631.00
01/31/10                    8,793.70                  9,434.21                 10,232.54                   11,376.00
02/28/10                    9,066.10                 10,185.61                 10,947.22                   12,175.00
03/31/10                    9,613.20                 10,279.97                 11,401.28                   12,516.00
04/30/10                    9,764.97                 11,746.00                 12,631.46                   14,090.00
05/31/10                    8,985.23                 11,543.00                 12,204.89                   13,719.00
06/30/10                    8,514.87                 12,082.36                 12,511.02                   14,027.00
07/31/10                    9,111.44                 11,229.21                 12,248.97                   13,604.00
08/31/10                    8,700.12                 12,459.34                 13,399.13                   14,982.00
09/30/10                    9,476.55                 13,038.60                 14,471.88                   16,095.00
10/31/10                    9,837.13                 13,322.96                 15,031.81                   16,263.00
11/30/10                    9,838.39                 13,858.59                 15,592.06                   16,886.00
12/31/10                   10,495.91                 14,408.99                 16,403.81                   17,730.00
01/31/11                   10,744.67                 12,651.67                 14,578.08                   15,469.00
02/28/11                   11,112.78                 14,041.24                 15,930.81                   16,757.00
03/31/11                   11,117.20                 14,125.81                 16,090.94                   16,930.00
04/30/11                   11,446.44                 14,614.49                 16,799.01                   17,916.00
05/31/11                   11,316.87                 13,653.24                 15,812.95                   16,781.00
06/30/11                   11,128.23                 12,845.81                 14,991.97                   16,154.00
07/31/11                   10,901.94                 13,385.35                 15,730.60                   16,922.00
08/31/11                   10,309.72                 14,772.59                 16,685.74                   18,300.00
09/30/11                    9,584.96                 12,981.86                 14,029.74                   15,779.00
10/31/11                   10,632.53                 13,851.75                 15,180.99                   16,641.00
11/30/11                   10,609.03                 14,222.19                 15,249.45                   16,674.00
12/31/11                   10,717.55                 12,179.45                 13,237.99                   14,300.00
01/31/12                   11,197.87                 13,363.30                 14,803.31                   15,933.00
02/29/12                   11,682.08                 13,109.90                 14,549.90                   15,517.00
03/31/12                   12,066.53                 11,739.52                 12,995.78                   13,977.00
04/30/12                   11,990.79                 10,987.41                 12,344.44                   13,303.00
05/31/12                   11,270.14                 10,382.40                 11,073.66                   11,933.00
06/30/12                   11,734.49                 10,631.62                 11,252.61                   12,136.00
07/31/12                   11,897.47                 10,180.21                 11,047.20                   11,721.00
08/31/12                   12,165.44                 11,395.94                 12,128.97                   12,934.00
09/30/12                   12,479.81                 12,764.76                 13,671.71                   14,710.00
10/31/12                   12,249.38                 12,581.41                 13,360.44                   14,374.00
11/30/12                   12,320.44                 11,324.04                 12,236.78                   12,976.00
12/31/12                   12,432.74                 11,148.40                 11,927.74                   12,634.00
01/31/13                   13,076.69                 10,007.70                 11,053.06                   11,518.00
02/28/13                   13,254.21                  9,011.66                  9,894.10                   10,209.00
03/31/13                   13,751.28                  9,132.08                  9,878.52                   10,308.00
04/30/13                   14,016.22                  7,318.36                  8,211.59                    8,385.00
05/31/13                   14,344.09                  7,127.30                  7,884.62                    7,865.00
06/30/13                   14,151.46                  5,911.74                  6,535.88                    6,551.00
07/31/13                   14,871.55                  6,514.90                  7,265.47                    7,377.00
08/31/13                   14,440.85                  6,794.59                  7,811.26                    7,996.00
09/30/13                   14,893.70                  6,068.93                  7,171.26                    7,264.00
10/31/13                   15,578.33                  6,084.25                  7,176.22                    7,283.00
11/30/13                   16,053.07                  5,380.91                  6,393.92                    6,420.00
12/31/13                   16,459.47                  5,172.32                  6,221.22                    6,163.00
01/31/14                   15,890.40                  5,730.60                  6,791.55                    6,775.00
02/28/14                   16,617.28                  6,330.81                  7,577.49                    7,680.00
03/31/14                   16,756.96                  5,785.26                  6,985.20                    7,044.00
04/30/14                   16,880.83                  5,920.01                  7,170.72                    7,242.00
05/31/14                   17,277.09                  5,505.01                  6,770.11                    6,676.00
06/30/14                   17,633.99                  6,481.02                  7,940.24                    8,019.00
07/31/14                   17,390.80                  6,371.62                  7,765.82                    7,802.00
08/31/14                   18,086.53                  6,557.77                  7,898.53                    8,071.00
09/30/14                   17,832.89                  5,261.00                  6,469.40                    6,507.00
10/31/14                   18,268.46                  4,295.29                  5,409.78                    5,366.00
11/30/14                   18,759.78                  4,549.76                  5,669.82                    5,640.00
12/31/14                   18,712.53                  4,567.19                  5,699.33                    5,667.00
01/31/15                   18,150.79                  5,496.85                  6,410.98                    6,505.00
02/28/15                   19,193.94                  5,267.07                  6,217.70                    6,227.00
03/31/15                   18,890.40                  4,541.48                  5,476.23                    5,442.00
04/30/15                   19,071.62                  5,007.97                  5,974.07                    6,007.00
05/31/15                   19,316.86                  4,864.85                  5,896.69                    5,897.00
06/30/15                   18,942.93                  4,410.01                  5,464.24                    5,432.00
07/31/15                   19,339.80                  3,423.20                  4,467.99                    4,268.00
08/31/15                   18,172.96                  3,494.69                  4,580.74                    4,412.00
09/30/15                   17,723.30                  3,415.62                  4,421.12                    4,258.00
10/31/15                   19,218.33                  3,730.96                  4,736.21                    4,599.00
11/30/15                   19,275.48                  3,414.38                  4,341.11                    4,172.00
12/31/15                   18,971.47                  3,445.83                  4,356.87                    4,177.00
01/31/16                   18,030.03                  3,561.25                  4,399.33                    4,177.00
02/29/16                   18,005.70                  4,847.37                  5,654.18                    5,499.00
03/31/16                   19,227.17                  5,041.98                  6,018.20                    5,868.00
04/30/16                   19,301.71                  6,457.71                  7,625.93                    7,506.00
05/31/16                   19,648.34                  5,687.49                  6,804.86                    6,697.00
06/30/16                   19,699.25                  6,982.70                  8,275.02                    8,115.00
07/31/16                   20,425.54                  7,685.21                  9,063.16                    8,819.00
08/31/16                   20,454.21                  6,437.21                  7,786.21                    7,487.00
09/30/16                   20,458.08                  6,681.40                  8,136.14                    7,861.00
10/31/16                   20,084.90                  6,193.96                  7,539.15                    7,209.00
11/30/16                   20,828.74                  5,270.71                  6,430.45                    6,146.00
12/31/16                   21,240.45                  5,329.37                  6,445.77                    6,121.00
01/31/17                   21,643.30                  6,059.23                  7,379.00                    7,078.00
02/28/17                   22,502.67                  5,821.85                  7,121.26                    6,742.00
03/31/17                   22,528.92                  5,785.96                  7,119.38                    6,777.00
04/30/17                   22,760.29                  5,673.64                  6,880.97                    6,537.00
05/31/17                   23,080.59                  5,781.61                  6,923.59                    6,542.00
06/30/17                   23,224.65                  5,723.45                  6,909.87                    6,467.00
07/31/17                   23,702.21                  5,869.28                  7,042.59                    6,557.00
08/31/17                   23,774.77                  6,491.66                  7,470.73                    7,003.00
09/30/17                   24,265.20                  6,711.60                  7,010.32                    6,647.00
10/31/17                   24,831.43                  6,795.36                  6,754.50                    6,392.00
11/30/17                   25,593.01                  6,863.79                  6,699.08                    6,367.00
12/31/17                   25,877.57                  7,250.08                  7,085.49                    6,747.00
01/31/18                   27,359.16                  7,808.12                  7,113.25                    6,772.00
02/28/18                   26,350.78                  7,575.67                  6,480.79                    6,221.00
03/31/18                   25,681.12                  7,561.89                  6,567.40                    6,372.00
04/30/18                   25,779.66                  7,676.15                  6,667.14                    6,492.00
05/31/18                   26,400.49                  7,804.72                  6,673.67                    6,542.00

                                   [END CHART]

                       Data from 7/31/08 through 5/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UPMMX)

--------------------------------------------------------------------------------
                                            5/31/18               5/31/17
--------------------------------------------------------------------------------
Net Assets                               $16.9 Million         $18.3 Million
Net Asset Value Per Share                   $12.74                 $12.80

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
     1 YEAR                    5 YEARS               SINCE INCEPTION 8/01/10
     -0.47%                    -4.01%                        -9.31%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/17*
--------------------------------------------------------------------------------
                                      1.30%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                     NYSE ARCA              LIPPER PRECIOUS           USAA PRECIOUS METALS
                                                    GOLD MINERS              METALS EQUITY             AND MINERALS FUND
                         S&P 500 INDEX              (GDM) INDEX               FUNDS INDEX                ADVISER SHARES
07/31/10                  $10,000.00                $10,000.00                $10,000.00                  $10,000.00
08/31/10                    9,548.56                 11,095.47                 10,938.98                   11,031.00
09/30/10                   10,400.72                 11,611.32                 11,814.77                   11,845.00
10/31/10                   10,796.45                 11,864.55                 12,271.90                   11,963.00
11/30/10                   10,797.84                 12,341.55                 12,729.28                   12,416.00
12/31/10                   11,519.47                 12,831.70                 13,391.99                   13,028.00
01/31/11                   11,792.50                 11,266.75                 11,901.47                   11,366.00
02/28/11                   12,196.50                 12,504.21                 13,005.84                   12,302.00
03/31/11                   12,201.36                 12,579.52                 13,136.57                   12,424.00
04/30/11                   12,562.70                 13,014.71                 13,714.63                   13,144.00
05/31/11                   12,420.50                 12,158.68                 12,909.61                   12,302.00
06/30/11                   12,213.46                 11,439.64                 12,239.37                   11,837.00
07/31/11                   11,965.10                 11,920.11                 12,842.38                   12,393.00
08/31/11                   11,315.14                 13,155.50                 13,622.16                   13,396.00
09/30/11                   10,519.69                 11,560.79                 11,453.81                   11,548.00
10/31/11                   11,669.42                 12,335.46                 12,393.69                   12,177.00
11/30/11                   11,643.64                 12,665.35                 12,449.58                   12,193.00
12/31/11                   11,762.74                 10,846.22                 10,807.43                   10,451.00
01/31/12                   12,289.89                 11,900.47                 12,085.35                   11,641.00
02/29/12                   12,821.33                 11,674.82                 11,878.47                   11,332.00
03/31/12                   13,243.27                 10,454.45                 10,609.69                   10,200.00
04/30/12                   13,160.14                  9,784.66                 10,077.94                    9,706.00
05/31/12                   12,369.21                  9,245.88                  9,040.48                    8,703.00
06/30/12                   12,878.85                  9,467.82                  9,186.57                    8,848.00
07/31/12                   13,057.72                  9,065.83                  9,018.88                    8,540.00
08/31/12                   13,351.82                 10,148.47                  9,902.03                    9,421.00
09/30/12                   13,696.85                 11,367.46                 11,161.52                   10,709.00
10/31/12                   13,443.95                 11,204.18                 10,907.40                   10,461.00
11/30/12                   13,521.94                 10,084.44                  9,990.04                    9,441.00
12/31/12                   13,645.19                  9,928.03                  9,737.75                    9,190.00
01/31/13                   14,351.94                  8,912.20                  9,023.66                    8,377.00
02/28/13                   14,546.77                  8,025.19                  8,077.50                    7,422.00
03/31/13                   15,092.32                  8,132.43                  8,064.78                    7,488.00
04/30/13                   15,383.10                  6,517.25                  6,703.90                    6,092.00
05/31/13                   15,742.94                  6,347.10                  6,436.96                    5,710.00
06/30/13                   15,531.53                  5,264.61                  5,335.86                    4,755.00
07/31/13                   16,321.84                  5,801.74                  5,931.50                    5,355.00
08/31/13                   15,849.13                  6,050.82                  6,377.07                    5,799.00
09/30/13                   16,346.15                  5,404.59                  5,854.58                    5,265.00
10/31/13                   17,097.55                  5,418.23                  5,858.63                    5,279.00
11/30/13                   17,618.58                  4,791.88                  5,219.97                    4,652.00
12/31/13                   18,064.61                  4,606.13                  5,078.97                    4,463.00
01/31/14                   17,440.04                  5,103.30                  5,544.59                    4,904.00
02/28/14                   18,237.82                  5,637.80                  6,186.23                    5,562.00
03/31/14                   18,391.12                  5,151.97                  5,702.68                    5,100.00
04/30/14                   18,527.07                  5,271.97                  5,854.14                    5,241.00
05/31/14                   18,961.97                  4,902.40                  5,527.08                    4,828.00
06/30/14                   19,353.68                  5,771.57                  6,482.37                    5,796.00
07/31/14                   19,086.78                  5,674.15                  6,339.97                    5,641.00
08/31/14                   19,850.34                  5,839.92                  6,448.32                    5,834.00
09/30/14                   19,571.97                  4,685.10                  5,281.59                    4,700.00
10/31/14                   20,050.02                  3,825.10                  4,416.52                    3,873.00
11/30/14                   20,589.26                  4,051.72                  4,628.81                    4,070.00
12/31/14                   20,537.39                  4,067.24                  4,652.91                    4,089.00
01/31/15                   19,920.87                  4,895.14                  5,233.89                    4,693.00
02/28/15                   21,065.76                  4,690.51                  5,076.10                    4,490.00
03/31/15                   20,732.61                  4,044.35                  4,470.77                    3,922.00
04/30/15                   20,931.50                  4,459.77                  4,877.20                    4,330.00
05/31/15                   21,200.67                  4,332.32                  4,814.03                    4,246.00
06/30/15                   20,790.26                  3,927.26                  4,460.98                    3,911.00
07/31/15                   21,225.85                  3,048.48                  3,647.64                    3,074.00
08/31/15                   19,945.21                  3,112.14                  3,739.69                    3,175.00
09/30/15                   19,451.70                  3,041.73                  3,609.38                    3,063.00
10/31/15                   21,092.52                  3,322.55                  3,866.62                    3,304.00
11/30/15                   21,155.25                  3,040.63                  3,544.06                    3,001.00
12/31/15                   20,821.59                  3,068.63                  3,556.93                    3,001.00
01/31/16                   19,788.34                  3,171.42                  3,591.60                    3,001.00
02/29/16                   19,761.64                  4,316.75                  4,616.04                    3,946.00
03/31/16                   21,102.23                  4,490.06                  4,913.23                    4,211.00
04/30/16                   21,184.04                  5,750.81                  6,225.77                    5,391.00
05/31/16                   21,564.47                  5,064.90                  5,555.46                    4,811.00
06/30/16                   21,620.34                  6,218.34                  6,755.69                    5,830.00
07/31/16                   22,417.46                  6,843.94                  7,399.12                    6,336.00
08/31/16                   22,448.93                  5,732.55                  6,356.63                    5,377.00
09/30/16                   22,453.18                  5,950.02                  6,642.31                    5,642.00
10/31/16                   22,043.60                  5,515.94                  6,154.92                    5,171.00
11/30/16                   22,859.99                  4,693.75                  5,249.79                    4,407.00
12/31/16                   23,311.84                  4,745.99                  5,262.30                    4,387.00
01/31/17                   23,753.98                  5,395.95                  6,024.18                    5,070.00
02/28/17                   24,697.16                  5,184.56                  5,813.77                    4,829.00
03/31/17                   24,725.96                  5,152.60                  5,812.22                    4,851.00
04/30/17                   24,979.90                  5,052.57                  5,617.59                    4,679.00
05/31/17                   25,331.44                  5,148.72                  5,652.39                    4,675.00
06/30/17                   25,489.54                  5,096.93                  5,641.19                    4,621.00
07/31/17                   26,013.68                  5,226.80                  5,749.54                    4,686.00
08/31/17                   26,093.31                  5,781.05                  6,099.07                    5,000.00
09/30/17                   26,631.57                  5,976.91                  5,723.19                    4,745.00
10/31/17                   27,253.02                  6,051.50                  5,514.34                    4,555.00
11/30/17                   28,088.87                  6,112.44                  5,469.10                    4,537.00
12/31/17                   28,401.18                  6,456.45                  5,784.56                    4,807.00
01/31/18                   30,027.26                  6,953.40                  5,807.22                    4,825.00
02/28/18                   28,920.54                  6,746.40                  5,290.89                    4,431.00
03/31/18                   28,185.57                  6,734.12                  5,361.60                    4,533.00
04/30/18                   28,293.72                  6,835.87                  5,443.02                    4,617.00
05/31/18                   28,975.09                  6,950.37                  5,448.35                    4,653.00

                                   [END CHART]

                    Data from 7/31/10 through 5/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o TOP 10 EQUITY HOLDINGS* - 5/31/18 o
                                (% of Net Assets)

Agnico Eagle Mines Ltd. ..................................................  5.3%
Randgold Resources Ltd. ADR ..............................................  5.2%
Wheaton Precious Metals Corp. ............................................  5.1%
Newmont Mining Corp. .....................................................  5.1%
Pan American Silver Corp. ................................................  5.0%
Newcrest Mining Ltd. .....................................................  3.4%
Alamos Gold, Inc. "A" ....................................................  3.1%
Kinross Gold Corp. .......................................................  2.8%
Centerra Gold, Inc. ......................................................  2.8%
St Barbara Ltd. ..........................................................  2.8%

* Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

                         o ASSET ALLOCATION* - 5/31/18 o

                         [PIE CHART OF ASSET ALLOCATION]

GOLD                                                                       85.9%
SILVER                                                                     13.5%
DIVERSIFIED METALS & MINING                                                 0.5%

								 [END PIE CHART]

*Does not include short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

12  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA PRECIOUS METALS AND MINERALS
FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Precious Metals and Minerals Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
July 24, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               EQUITY SECURITIES (99.9%)

               COMMON STOCKS (99.9%)

               DIVERSIFIED METALS & MINING (0.5%)
               ----------------------------------
 1,081,500     Ivanhoe Mines Ltd. "A"(a)                                                   $  2,727
                                                                                           --------

               GOLD (85.9%)
               ------------
               AFRICAN GOLD COMPANIES (4.3%)
   770,000     Endeavour Mining Corp.(a),(b)                                                 13,356
 3,100,000     Gold Fields Ltd. ADR                                                          11,067
 8,566,400     Great Basin Gold Ltd.(a),(c),(d)                                                   -
 6,500,000     Great Basin Gold Ltd.(a),(c),(d),(e),(f)                                           -
                                                                                           --------
                                                                                             24,423
                                                                                           --------
               AUSTRALIAN GOLD COMPANIES (18.3%)
13,200,000     Doray Minerals Ltd.(a),(b)                                                     3,294
 9,374,990     Gascoyne Resources Ltd.(a),(b)                                                 4,077
 7,063,636     Kingsgate Consolidated Ltd.(a)                                                 1,549
 1,200,000     Newcrest Mining Ltd.                                                          18,840
 3,100,000     Northern Star Resources Ltd.                                                  14,699
 6,200,000     OceanaGold Corp.                                                              15,254
   900,000     OceanaGold Corp.(b)                                                            2,214
12,500,000     Perseus Mining Ltd.(a),(b)                                                     3,953
10,450,000     Perseus Mining Ltd.(a)                                                         3,304
13,500,000     Ramelius Resources Ltd.(a)                                                     6,024
 5,900,000     Saracen Mineral Holdings Ltd.(a)                                               9,638
 4,300,000     St Barbara Ltd.                                                               15,544
 3,400,000     Westgold Resources Ltd.(a)                                                     4,345
                                                                                           --------
                                                                                            102,735
                                                                                           --------
               EUROPEAN GOLD COMPANIES (7.1%)
 6,500,000     Centamin plc                                                                  10,978
   365,000     Randgold Resources Ltd. ADR                                                   29,025
                                                                                           --------
                                                                                             40,003
                                                                                           --------
               NORTH AMERICAN GOLD COMPANIES (53.4%)
   660,000     Agnico Eagle Mines Ltd.(b)                                                    29,667
 7,963,100     Alacer Gold Corp.(a)                                                          14,617
 3,105,200     Alamos Gold, Inc. "A"                                                         17,171

================================================================================

14  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
    40,000     AXMIN, Inc.(e),(f)                                                          $      4
   200,000     AXMIN, Inc.(e)                                                                    18
 4,400,000     B2Gold Corp.(a)                                                               12,047
   250,000     Barrick Gold Corp.                                                             3,297
 3,000,000     Centerra Gold, Inc.(a)                                                        15,757
 1,750,000     Continental Gold, Inc.(a),(b)                                                  4,926
   810,000     Detour Gold Corp.(a)                                                           6,403
 5,300,000     Dundee Precious Metals, Inc.(a)                                               13,898
 7,000,000     Eldorado Gold Corp.(a),(b)                                                     7,840
   850,000     Goldcorp, Inc.                                                                12,172
 9,600,000     Golden Star Resources Ltd.(a),(b)                                              6,749
 1,975,000     Guyana Goldfields, Inc.(a)                                                     7,449
 1,800,000     IAMGOLD Corp.(a)                                                              11,232
 4,400,000     Kinross Gold Corp.(a)                                                         15,840
   803,414     Kirkland Lake Gold Ltd.                                                       14,772
 5,757,622     Nautilus Minerals, Inc.(a),(e),(f)                                               933
   131,598     New Gold, Inc.(a)                                                                301
   730,000     Newmont Mining Corp.                                                          28,419
   375,000     Northern Star Mining Ltd.(c),(d),(e)                                               -
   535,700     Osisko Gold Royalties Ltd.(b)                                                  5,483
 1,200,000     Pretium Resources, Inc.(a),(b)                                                 8,664
 3,000,000     Roxgold, Inc.(a)                                                               2,823
   170,000     Royal Gold, Inc.                                                              15,242
 4,700,000     SEMAFO, Inc.(a)                                                               12,796
 2,400,000     Tahoe Resources, Inc.(b)                                                      12,568
   800,000     Torex Gold Resources, Inc.(a)                                                  7,811
 3,700,000     Yamana Gold, Inc.                                                             10,767
                                                                                           --------
                                                                                            299,666
                                                                                           --------
               SOUTH AMERICAN GOLD COMPANIES (2.8%)
 1,000,000     Compania de Minas Buenaventura S.A. ADR                                       15,470
                                                                                           --------
               Total Gold                                                                   482,297
                                                                                           --------
               SILVER (13.5%)
               --------------
   550,000     Fresnillo plc                                                                  9,714
   750,000     MAG Silver Corp.(a),(b)                                                        8,740
 1,600,000     Pan American Silver Corp.(b)                                                  28,304
 1,320,000     Wheaton Precious Metals Corp.                                                 28,855
                                                                                           --------
               Total Silver                                                                  75,613
                                                                                           --------
               Total Common Stocks (cost: $708,042)                                         560,637
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               WARRANTS (0.0%)

               GOLD (0.0%)
               -----------
               AUSTRALIAN GOLD COMPANIES (0.0%)
   779,738     Westgold Resources Ltd.(a),(b) (cost: $0)                                   $     97
                                                                                           --------
               Total Equity Securities (cost: $708,042)                                     560,734
                                                                                           --------

               SHORT-TERM INVESTMENTS PURCHASED
               WITH CASH COLLATERAL FROM SECURITIES LOANED (3.2%)

               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.2%)
   563,629     Federated Government Obligations Fund Institutional Class, 1.61%(g)              564
   315,821     Fidelity Government Portfolio Class I, 1.64%(g)                                  316
10,099,048     Goldman Sachs Financial Square Government Fund
                 Institutional Class, 1.65%(g)                                               10,099
 7,327,925     Morgan Stanley Institutional Liquidity Funds Government Portfolio
                 Institutional Class, 1.66%(g)                                                7,328
                                                                                           --------
               Total Short-Term Investments Purchased with Cash Collateral from
                 Securities Loaned (cost: $18,307)                                           18,307
                                                                                           --------

               TOTAL INVESTMENTS (COST: $726,349)                                          $579,041
                                                                                           ========

---------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                              $560,637              $-              $-      $560,637
  Warrants                                         97               -               -            97
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
     Money Market Funds                        18,307               -               -        18,307
---------------------------------------------------------------------------------------------------
Total                                        $579,041              $-              $-      $579,041
---------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2017, through May 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

16  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 86.0% of net assets at May 31, 2018.

o   CATEGORIES AND DEFINITIONS

    WARRANTS - Entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of May 31, 2018.

    (c) Security was fair valued at May 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

    (d) Security was classified at Level 3.

    (e) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at May 31, 2018, was $955,000, which represented 0.2% of the Fund's net assets.

    (f) Restricted security that is not registered under the Securities Act of 1933.

    (g) Rate represents the money market fund annualized seven-day yield at May 31, 2018.

See accompanying notes to financial statements.

================================================================================

18  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $20,220) (cost of $726,349)                                      $  579,041
   Cash denominated in foreign currencies (identified cost of $3,947)                              3,891
   Receivables:
       Capital shares sold                                                                            52
       Dividends and interest                                                                        413
       Securities sold                                                                             5,108
       Other                                                                                          19
   Unrealized appreciation on foreign currency contracts held, at value                                8
                                                                                              ----------
          Total assets                                                                           588,532
                                                                                              ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                           18,307
       Securities purchased                                                                        4,666
       Capital shares redeemed                                                                       243
       Bank overdraft                                                                              2,371
   Accrued management fees                                                                           343
   Accrued transfer agent's fees                                                                      45
   Other accrued expenses and payables                                                             1,092
                                                                                              ----------
          Total liabilities                                                                       27,067
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $  561,465
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,414,760
   Accumulated undistributed net investment loss                                                 (35,228)
   Accumulated net realized loss on investments                                                 (669,733)
   Net unrealized depreciation of investments                                                   (147,308)
   Net unrealized depreciation of foreign capital gains tax                                         (961)
   Net unrealized depreciation of foreign currency translations                                      (65)
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $  561,465
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $540,952/42,048 capital shares
          outstanding, no par value)                                                          $    12.87
                                                                                              ==========
       Institutional Shares (net assets of $3,632/278 capital shares
          outstanding, no par value)                                                          $    13.06
                                                                                              ==========
       Adviser Shares (net assets of $16,881/1,325 capital shares
          outstanding, no par value)                                                          $    12.74
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $273)                                      $  4,610
    Interest                                                                                    140
    Securities lending (net)                                                                    347
                                                                                           --------
         Total income                                                                         5,097
                                                                                           --------
EXPENSES
    Management fees                                                                           4,132
    Administration and servicing fees:
         Fund Shares                                                                            847
         Institutional Shares                                                                     5
         Adviser Shares                                                                          25
    Transfer agent's fees:
         Fund Shares                                                                          1,695
         Institutional Shares                                                                     5
         Adviser Shares                                                                           4
    Distribution and service fees (Note 7):
         Adviser Shares                                                                          42
    Custody and accounting fees:
         Fund Shares                                                                            128
         Institutional Shares                                                                     1
         Adviser Shares                                                                           4
    Postage:
         Fund Shares                                                                             71
         Adviser Shares                                                                           4
    Shareholder reporting fees:
         Fund Shares                                                                             44
    Trustees' fees                                                                               34
    Registration fees:
         Fund Shares                                                                             25
         Institutional Shares                                                                    15
         Adviser Shares                                                                          15
    Professional fees                                                                           103
    Other                                                                                        19
                                                                                           --------
              Total expenses                                                                  7,218
                                                                                           --------
NET INVESTMENT LOSS                                                                          (2,121)
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
    Net realized gain (loss) on:
         Investments                                                                        (45,754)
         Foreign currency transactions                                                           35
    Change in net unrealized appreciation/(depreciation) of:
         Investments                                                                         45,231
         Foreign capital gains tax                                                              330
         Foreign currency translations                                                          (78)
                                                                                           --------
              Net realized and unrealized loss                                                 (236)
                                                                                           --------
    Decrease in net assets resulting from operations                                       $ (2,357)
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

20  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

---------------------------------------------------------------------------------------------------

                                                                            2018               2017
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
    Net investment income (loss)                                        $ (2,121)          $    179
    Net realized loss on investments                                     (45,754)           (69,821)
    Net realized gain (loss) on foreign currency transactions                 35                (56)
    Change in net unrealized appreciation/(depreciation) of:
         Investments                                                      45,231             56,878
         Foreign capital gains tax                                           330               (398)
         Foreign currency translations                                       (78)                52
                                                                        ---------------------------
         Decrease in net assets resulting from operations                 (2,357)           (13,166)
                                                                        ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
         Fund Shares                                                           -            (22,606)
         Institutional Shares                                                  -               (382)
         Adviser Shares                                                        -               (718)
                                                                        ---------------------------
             Distributions to shareholders                                     -            (23,706)
                                                                        ---------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL SHARE
TRANSACTIONS (NOTE 6)
    Fund Shares                                                          (42,328)           (26,942)
    Institutional Shares                                                     794            (11,312)
    Adviser Shares                                                        (1,361)             3,767
                                                                        ---------------------------
         Total net decrease in net assets from capital share
             transactions                                                (42,895)           (34,487)
                                                                        ---------------------------
    Capital contribution from USAA Transfer Agency Company
         Institutional Shares                                                  -                 13
                                                                        ---------------------------
    Net decrease in net assets                                           (45,252)           (71,346)

NET ASSETS
    Beginning of year                                                    606,717            678,063
                                                                        ---------------------------
    End of year                                                         $561,465           $606,717
                                                                        ===========================
Accumulated undistributed (overdistribution of)
    net investment loss (income):
    End of year                                                         $(35,228)          $(41,563)
                                                                        ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Precious Metals and Minerals Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

The Fund concentrates its investments in equity securities of domestic and foreign companies engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification. As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

The Fund consists of three classes of shares: Precious Metals and Minerals Fund Shares (Fund Shares), Precious Metals and Minerals Fund Institutional Shares (Institutional Shares), and Precious Metals and Minerals Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and

================================================================================

22  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign

================================================================================

24  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

        securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability

================================================================================

26  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short- term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. Effective October 1, 2017, the Adviser Shares no longer charge redemption fees. For the year ended May 31, 2018, the Adviser Shares charged redemption fees of less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

================================================================================

28  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $5,000, which represents 0.7% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for net operating losses, foreign currency, and passive foreign investment company adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment loss by $8,456,000, increase accumulated net realized loss on investments by $2,490,000, and decrease in paid in capital by $5,966,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                   2018             2017
                                                 --------------------------
Ordinary income*                                    $-          $23,706,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                              $(669,724,000)
Unrealized depreciation of investments                             (183,571,000)

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on passive foreign investment company and mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2018, the Fund had net capital loss carryforwards of $669,724,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                CAPITAL LOSS CARRYFORWARDS
                       --------------------------------------------
                                       TAX CHARACTER
                       --------------------------------------------
                       (NO EXPIRATION)                    BALANCE
                       ---------------                 ------------
                        Short-Term                     $ 15,268,000
                         Long-Term                      654,456,000
                                                       ------------
                             Total                     $669,724,000
                                                       ============

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                       NET
                                           GROSS              GROSS              UNREALIZED
                                         UNREALIZED         UNREALIZED          APPRECIATION/
FUND                   TAX COST         APPRECIATION       DEPRECIATION        (DEPRECIATION)
---------------------------------------------------------------------------------------------
USAA Precious
  Metals and
  Minerals Fund      $761,586,000       $127,141,000      $(309,677,000)       $(182,536,000)

================================================================================

30  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $72,607,000 and $107,120,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                   NON-CASH COLLATERAL             CASH COLLATERAL
------------------------------------------------------------------------------
   $20,220,000                     $4,323,000                    $18,307,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED                           YEAR ENDED
                                              MAY 31, 2018                         MAY 31, 2017
------------------------------------------------------------------------------------------------------
                                       SHARES             AMOUNT            SHARES            AMOUNT
                                       ---------------------------------------------------------------
FUND SHARES:
Shares sold                             4,942           $  63,796            7,516           $ 111,147
Shares issued from
  reinvested dividends                      -                   -            2,005              22,052
Shares redeemed                        (8,177)           (106,124)         (10,792)           (160,141)
                                       ---------------------------------------------------------------
Net decrease from capital
  share transactions                   (3,235)          $ (42,328)          (1,271)          $ (26,942)
                                       ===============================================================

INSTITUTIONAL SHARES:
Shares sold                               540           $   7,202              339           $   4,872
Shares issued from
  reinvested dividends                      -                   -               34                 378
Shares redeemed                          (483)             (6,408)          (1,157)            (16,562)
                                       ---------------------------------------------------------------
Net increase (decrease) from
  capital share transactions               57           $     794             (784)          $ (11,312)
                                       ===============================================================
ADVISER SHARES:
Shares sold                               397           $   5,038              802           $  12,338
Shares issued from reinvested
  dividends                                 -                   -               60                 648
Shares redeemed*                         (501)             (6,399)            (656)             (9,219)
                                       ---------------------------------------------------------------
Net increase (decrease) from
  capital share transactions             (104)          $  (1,361)             206           $   3,767
                                       ===============================================================

* Net of redemption fees, if any.

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund,

================================================================================

32  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2018, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Precious Metals Equity Funds Index. The Lipper Precious Metals Equity Funds Index tracks the total return performance of funds within the Lipper Precious Metals Equity Funds category.

The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Equity Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended May 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $4,132,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(235,000), $(21,000), and $(6,000), respectively. For the Fund Shares,
Institutional Shares, and Adviser Shares, the performance adjustments were (0.04)%, (0.46)%, and (0.04)%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $847,000, $5,000, and $25,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2018, the Fund reimbursed the Manager $8,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective June 1, 2018, the Manager agreed, through September 30, 2018, to limit the total annual operating expenses of the Institutional Shares to 1.00% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date.

================================================================================

34  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

For the year ended May 31, 2018, the Institutional Shares did not incur any reimbursable expenses.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,695,000, $5,000, and $4,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $42,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

May 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                               0.1
Cornerstone Equity                                                     0.3
Target Retirement 2030                                                 0.0*
Target Retirement 2040                                                 0.0*

* Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2018, USAA and its affiliates owned 130,000 Adviser Shares, which represents 9.8% of the Adviser Shares outstanding and 0.3% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

================================================================================

36  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                                ----------------------------------------------------------------------------
                                    2018             2017             2016             2015             2014
                                ----------------------------------------------------------------------------
Net asset value at
  beginning of period           $  12.93         $  13.90         $  12.29         $  14.12         $  16.69
                                ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                   (.05)(a)          .14              .08             (.06)(a)         (.02)(a)
  Net realized and
    unrealized gain (loss)          (.01)(a)         (.60)            1.53(b)         (1.61)(a)        (2.53)(a)
                                ----------------------------------------------------------------------------
Total from investment
  operations                        (.06)(a)         (.46)            1.61            (1.67)(a)        (2.55)(a)
                                ----------------------------------------------------------------------------
Less distributions from:
  Net investment income                -             (.51)               -             (.16)            (.02)
                                ----------------------------------------------------------------------------
Net asset value at end
  of period                     $  12.87         $  12.93         $  13.90         $  12.29         $  14.12
                                ============================================================================
Total return (%)*                   (.46)           (2.68)           13.10(b)        (11.77)          (15.26)
Net assets at end
  of period (000)               $540,952         $585,515         $647,140         $573,456         $710,487
Ratios to average
  net assets:**
  Expenses (%)(d)                   1.23             1.22             1.33             1.25             1.24(c)
  Net investment
    income (loss) (%)               (.36)             .02             (.31)            (.46)            (.13)
Portfolio turnover (%)                13               14               17                8               10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $564,391,000.
(a) Calculated using average shares. For the year ended May 31, 2018, average shares were 43,631,000.
(b) During the year ended May 31, 2016, the Manager reimbursed the Fund Shares $50,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Fund Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by 0.01%.
(d) Does not include acquired fund fees, if any.

================================================================================

38  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MAY 31,
                                     --------------------------------------------------------------------------
                                       2018             2017             2016             2015             2014
                                     --------------------------------------------------------------------------
Net asset value at
  beginning of period                $13.07           $13.98          $ 12.34         $  14.17         $  16.77
                                     --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)(a)                   (.01)             .07              .01             (.03)             .02
  Net realized and
    unrealized gain (loss)(a)           .00(d)          (.47)            1.63(b)         (1.60)           (2.56)
                                     --------------------------------------------------------------------------
Total from investment
  operations(a)                        (.01)            (.40)            1.64            (1.63)           (2.54)
                                     --------------------------------------------------------------------------
Less distributions from:
  Net investment income                   -             (.51)               -             (.20)            (.06)
                                     --------------------------------------------------------------------------
Net asset value at end
  of period                          $13.06           $13.07          $ 13.98         $  12.34         $  14.17
                                     ==========================================================================
Total return (%)*                      (.08)           (2.23)           13.29(b)        (11.46)          (15.11)
Net assets at end
  of period (000)                    $3,632           $2,893          $14,050         $161,591         $183,768
Ratios to average
  net assets:**
  Expenses (%)(e)                       .89              .76              .99              .99             1.00(c)
  Net investment
    income (loss) (%)                  (.07)             .46              .13             (.20)             .11
Portfolio turnover (%)                   13               14               17                8               10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $4,606,000.
(a) Calculated using average shares. For the year ended May 31, 2018, average shares were 338,000.
(b) During the year ended May 31, 2016, the Manager reimbursed the Institutional Shares $1,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Institutional Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratio by 0.01%.
(d) Represents less than $0.01 per share.
(e) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  39

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED MAY 31,
                                    -----------------------------------------------------------------------
                                       2018            2017            2016            2015            2014
                                    -----------------------------------------------------------------------
Net asset value at
  beginning of period               $ 12.82         $ 13.79         $ 12.20         $ 14.01         $ 16.57
                                    -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                       .16             .04            (.04)(a)        (.08)(a)        (.05)(a)
  Net realized and
    unrealized gain (loss)             (.24)           (.50)           1.63(a),(b)    (1.58)(a)       (2.51)(a)
                                    -----------------------------------------------------------------------
Total from investment
  operations                           (.08)           (.46)           1.59(a)        (1.66)(a)       (2.56)(a)
                                    -----------------------------------------------------------------------
Less distributions from:
  Net investment income                   -            (.51)              -            (.15)            .00(c)
                                    -----------------------------------------------------------------------
Redemption fees added to
  beneficial interests(c)               .00             .00             .00             .00             .00
                                    -----------------------------------------------------------------------
  Net asset value at end
   of period                        $ 12.74         $ 12.82         $ 13.79         $ 12.20         $ 14.01
                                    =======================================================================
Total return (%)*                      (.62)          (2.68)          13.03(b)       (11.83)         (15.45)
  Net assets at end
    of period (000)                 $16,881         $18,309         $16,873         $12,357         $15,727
Ratios to average net assets:**
  Expenses (%)(f)                      1.30            1.30            1.37            1.39(d)         1.40(e)
  Expenses, excluding
    reimbursements (%)(f)              1.30            1.30            1.37            1.39            1.40(e)
  Net investment loss (%)              (.43)           (.04)           (.36)           (.60)           (.31)
Portfolio turnover (%)                   13              14              17               8              10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $16,915,000.
(a) Calculated using average shares.
(b) During the year ended May 31, 2016, the Manager reimbursed the Adviser Shares $1,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Adviser Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Represents less than $0.01 per share.
(d) Prior to October 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.45% of the Adviser Shares' average net assets.
(e) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by 0.01%.
(f) Does not include acquired fund fees, if any.

================================================================================

40  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING                ENDING              DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2017 -
                                      DECEMBER 1, 2017         MAY 31, 2018            MAY 31, 2018
                                      -----------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00              $1,026.30                 $6.16

Hypothetical
 (5% return before expenses)              1,000.00               1,018.85                  6.14

INSTITUTIONAL SHARES
Actual                                    1,000.00               1,027.50                  4.70

Hypothetical
 (5% return before expenses)              1,000.00               1,020.29                  4.68

ADVISER SHARES
Actual                                    1,000.00               1,025.80                  6.52

Hypothetical
 (5% return before expenses)              1,000.00               1,018.50                  6.49

*Expenses are equal to the annualized expense ratio of 1.22% for Fund Shares, 0.93% for Institutional Shares, and 1.29% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.63% for Fund Shares, 2.75% for Institutional Shares, and 2.58% for Adviser Shares for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

42  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board

================================================================================

44  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one- and ten-year periods ended December 31, 2017, and below the average of its performance universe for the three- and five-year periods ended December 31, 2017, and was below its Lipper index for the one-, three-, five- and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2017, and was in the bottom 50% of its performance universe for the three-, five- and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the Fund's performance, noting certain differences in the Fund's investment strategy with the investment strategies of the funds in the performance universe.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of

================================================================================

46  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

48  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

50  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

54  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA TREASURY MONEY MARKET TRUST(R)]

 ==============================================================

       ANNUAL REPORT
       USAA TREASURY MONEY MARKET TRUST(R)
       MAY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

--------------------------------------------------------------------------------

JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

================================================================================

================================================================================

in the European Union. Fears about the future of the European Union drove a "flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            3

FINANCIAL INFORMATION

   Distributions to Shareholders                                               7

   Report of Independent Registered
     Public Accounting Firm                                                    8

   Portfolio of Investments                                                    9

   Notes to Portfolio of Investments                                          13

   Financial Statements                                                       15

   Notes to Financial Statements                                              18

   Financial Highlights                                                       27

EXPENSE EXAMPLE                                                               28

ADVISORY AGREEMENT(S)                                                         30

TRUSTEES' AND OFFICERS' INFORMATION                                           35

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA, JR.                                    [PHOTO OF ANTHONY M. ERA]
USAA Asset Management Company

--------------------------------------------------------------------------------

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   When the reporting period began in June 2017, the Federal Reserve (Fed) was widely expected to raise short-term interest rates two more times during the calendar year. (The Fed had previously increased interest rates during March 2017.) Indeed, during June 2017, the Fed lifted the federal funds (fed funds) target rate by 0.25% to a target range between 1.00% to 1.25% and said it would begin reducing the size of the Fed's balance sheet sometime later in 2017. This balance sheet "normalization" started in October 2017, with the Fed gradually decreasing the reinvestment of its maturing holdings of Treasury and government-sponsored mortgage-backed securities. In November 2017, President Donald Trump nominated Jerome Powell to succeed Janet Yellen as Fed chair in February 2018. In December 2017, policymakers raised the fed funds rate, boosting it another 0.25%, and projected three interest rate increases during 2018, if the economy grew as they expected. The Fed implemented another interest rate increase near the end of March 2018, raising the fed funds rate 0.25% to a range between 1.50% and 1.75%. At the same time, policymakers reaffirmed their plan for three interest rate increases in 2018. They left interest rates unchanged in May 2018 but are expected to increase interest rates at their June 2018 meeting.

   As a result of the Fed's gradual monetary tightening policy, short-term interest rates moved higher during the reporting period. In turn, this resulted in an increase in yields on U.S. Treasury bills and short-term notes.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  1

================================================================================

o HOW DID THE USAA TREASURY MONEY MARKET TRUST (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended May 31, 2018, the seven-day yield on the Fund was 1.43%. The total return for the same period was 0.89%, compared to an average of 0.64% for all retail money market funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury ranked by iMoneyNet, Inc.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

   We maintained our investment approach, which is to invest the Fund in maturities of 397 days or less that are backed by the full faith and credit of the U.S. government. During the reporting period, the Fund extended its weighted average maturity to capture the benefit of rising interest rates on U.S. Treasury securities and reduced its investment in repurchase agreements as they offered a less attractive relative value. The Fund also continued to increase its weighting in U.S. Treasury floating-rate notes in anticipation that short-term interest rates would continue rising over the near term.

   Thank you for allowing us to help you manage your investments.

   Refer to page 4 for the iMoneyNet, Inc. definition.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA TREASURY MONEY MARKET TRUST

================================================================================

INVESTMENT OVERVIEW

USAA TREASURY MONEY MARKET TRUST (THE FUND)
(Ticker Symbol: UATXX)

--------------------------------------------------------------------------------
                                               5/31/18              5/31/17
--------------------------------------------------------------------------------
Net Assets                                   $3.7 Billion         $2.6 Billion
Net Asset Value Per Share                       $1.00                $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                          44 Days              25 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                          10 YEARS
   0.89%                             0.19%                            0.15%

--------------------------------------------------------------------------------
                            7-DAY YIELD AS OF 5/31/18
--------------------------------------------------------------------------------
                                       1.43%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/17*
--------------------------------------------------------------------------------
                                       0.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THIS FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO SO. AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  3

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                         USAA TREASURY MONEY                iMONEYNET,
                            MARKET TRUST                   INC. AVERAGE
 5/30/2017                      0.360%                         0.170%
 6/27/2017                      0.590%                         0.300%
 7/25/2017                      0.630%                         0.330%
 8/29/2017                      0.660%                         0.350%
 9/26/2017                      0.670%                         0.380%
10/24/2017                      0.760%                         0.400%
11/28/2017                      0.760%                         0.440%
12/26/2017                      0.910%                         0.610%
 1/30/2018                      0.970%                         0.650%
 2/27/2018                      1.070%                         0.710%
 3/27/2018                      1.230%                         0.920%
 4/24/2018                      1.310%                         0.980%
 5/29/2018                      1.420%                         1.060%

                                   [END CHART]

Data represents the last Tuesday of each month. Ending date 5/29/18.

The graph tracks the Fund's seven-day yield against the iMoneyNet, Inc. average for all retail money market funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury and all retail money funds that hold 100% in U.S. Treasuries. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

================================================================================

4  | USAA TREASURY MONEY MARKET TRUST

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                            USAA TREASURY MONEY
                                                                MARKET TRUST
05/31/08                                                        $10,000.00
06/30/08                                                         10,012.00
07/31/08                                                         10,025.00
08/31/08                                                         10,038.00
09/30/08                                                         10,047.00
10/31/08                                                         10,049.00
11/30/08                                                         10,049.00
12/31/08                                                         10,050.00
01/31/09                                                         10,050.00
02/28/09                                                         10,050.00
03/31/09                                                         10,050.00
04/30/09                                                         10,050.00
05/31/09                                                         10,050.00
06/30/09                                                         10,050.00
07/31/09                                                         10,050.00
08/31/09                                                         10,050.00
09/30/09                                                         10,050.00
10/31/09                                                         10,050.00
11/30/09                                                         10,050.00
12/31/09                                                         10,050.00
01/31/10                                                         10,050.00
02/28/10                                                         10,050.00
03/31/10                                                         10,050.00
04/30/10                                                         10,050.00
05/31/10                                                         10,050.00
06/30/10                                                         10,050.00
07/31/10                                                         10,050.00
08/31/10                                                         10,050.00
09/30/10                                                         10,050.00
10/31/10                                                         10,050.00
11/30/10                                                         10,050.00
12/31/10                                                         10,050.00
01/31/11                                                         10,050.00
02/28/11                                                         10,050.00
03/31/11                                                         10,050.00
04/30/11                                                         10,050.00
05/31/11                                                         10,050.00
06/30/11                                                         10,050.00
07/31/11                                                         10,050.00
08/31/11                                                         10,050.00
09/30/11                                                         10,050.00
10/31/11                                                         10,050.00
11/30/11                                                         10,050.00
12/31/11                                                         10,050.00
01/31/12                                                         10,050.00
02/29/12                                                         10,050.00
03/31/12                                                         10,050.00
04/30/12                                                         10,050.00
05/31/12                                                         10,050.00
06/30/12                                                         10,050.00
07/31/12                                                         10,050.00
08/31/12                                                         10,050.00
09/30/12                                                         10,050.00
10/31/12                                                         10,050.00
11/30/12                                                         10,050.00
12/31/12                                                         10,050.00
01/31/13                                                         10,050.00
02/28/13                                                         10,050.00
03/31/13                                                         10,050.00
04/30/13                                                         10,050.00
05/31/13                                                         10,050.00
06/30/13                                                         10,050.00
07/31/13                                                         10,050.00
08/31/13                                                         10,050.00
09/30/13                                                         10,050.00
10/31/13                                                         10,050.00
11/30/13                                                         10,050.00
12/31/13                                                         10,050.00
01/31/14                                                         10,050.00
02/28/14                                                         10,050.00
03/31/14                                                         10,050.00
04/30/14                                                         10,050.00
05/31/14                                                         10,050.00
06/30/14                                                         10,050.00
07/31/14                                                         10,050.00
08/31/14                                                         10,050.00
09/30/14                                                         10,050.00
10/31/14                                                         10,050.00
11/30/14                                                         10,050.00
12/31/14                                                         10,050.00
01/31/15                                                         10,050.00
02/28/15                                                         10,050.00
03/31/15                                                         10,050.00
04/30/15                                                         10,050.00
05/31/15                                                         10,050.00
06/30/15                                                         10,050.00
07/31/15                                                         10,050.00
08/31/15                                                         10,050.00
09/30/15                                                         10,050.00
10/31/15                                                         10,050.00
11/30/15                                                         10,050.00
12/31/15                                                         10,050.00
01/31/16                                                         10,050.00
02/29/16                                                         10,050.00
03/31/16                                                         10,050.00
04/30/16                                                         10,050.00
05/31/16                                                         10,050.00
06/30/16                                                         10,050.00
07/31/16                                                         10,050.00
08/31/16                                                         10,050.00
09/30/16                                                         10,050.00
10/31/16                                                         10,050.00
11/30/16                                                         10,050.00
12/31/16                                                         10,050.00
01/31/17                                                         10,051.00
02/28/17                                                         10,052.00
03/31/17                                                         10,053.00
04/30/17                                                         10,056.00
05/31/17                                                         10,059.00
06/30/17                                                         10,063.00
07/31/17                                                         10,068.00
08/31/17                                                         10,074.00
09/30/17                                                         10,080.00
10/31/17                                                         10,085.00
11/30/17                                                         10,091.00
12/31/17                                                         10,099.00
01/31/18                                                         10,107.00
02/28/18                                                         10,115.00
03/31/18                                                         10,125.00
04/30/18                                                         10,136.00
05/31/18                                                         10,148.00

                                   [END CHART]

                       Data from 5/31/08 through 5/31/18.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Treasury Money Market Trust.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For seven-day yield information, please refer to the Fund's Investment Overview page.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                           o PORTFOLIO MIX - 5/31/18 o

                          [PIE CHART OF PORTFOLIO MIX]

U.S. TREASURY BILLS                                                        56.5%
U.S. TREASURY NOTES                                                        29.3%
REPURCHASE AGREEMENTS                                                      14.3%

                                 [END PIE CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

6  | USAA TREASURY MONEY MARKET TRUST

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

                               QUALIFIED INTEREST
                                     INCOME
                               ------------------
                                   $29,773,000
                               ------------------

For the fiscal year ended May 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  7

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TREASURY MONEY MARKET TRUST:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Treasury Money Market Trust (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
July 24, 2018

================================================================================

8  | USAA TREASURY MONEY MARKET TRUST

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                 VALUE
(000)       SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            U.S. TREASURY SECURITIES (85.8%)

            BILLS (56.5%)(a)
$  25,000   1.42%, 06/07/2018                                                                     $   24,994
   25,000   1.43%, 06/14/2018                                                                         24,987
   29,000   1.46%, 06/14/2018                                                                         28,985
   15,000   1.47%, 06/07/2018                                                                         14,996
   10,000   1.48%, 06/14/2018                                                                          9,995
   22,000   1.48%, 06/21/2018                                                                         21,982
    6,000   1.49%, 06/14/2018                                                                          5,997
    7,000   1.49%, 06/14/2018                                                                          6,996
   11,000   1.50%, 06/28/2018                                                                         10,988
   15,000   1.53%, 06/28/2018                                                                         14,983
   15,000   1.53%, 06/28/2018                                                                         14,983
   14,000   1.53%, 06/28/2018                                                                         13,984
   10,000   1.55%, 07/12/2018                                                                          9,982
   13,000   1.56%, 07/12/2018                                                                         12,977
   12,000   1.57%, 07/12/2018                                                                         11,979
   14,000   1.57%, 07/26/2018                                                                         13,966
   15,000   1.59%, 08/16/2018                                                                         14,950
   19,000   1.61%, 06/07/2018                                                                         18,995
   10,000   1.61%, 06/07/2018                                                                          9,997
   20,000   1.61%, 07/12/2018                                                                         19,963
   50,000   1.62%, 06/14/2018                                                                         49,971
   25,000   1.64%, 06/07/2018                                                                         24,993
   10,000   1.64%, 06/14/2018                                                                          9,994
   16,000   1.65%, 06/21/2018                                                                         15,985
   20,000   1.65%, 06/28/2018                                                                         19,975
   14,000   1.65%, 08/16/2018                                                                         13,951
   10,000   1.67%, 06/14/2018                                                                          9,994
   15,000   1.67%, 07/05/2018                                                                         14,976
    5,000   1.67%, 07/19/2018                                                                          4,989
   50,000   1.68%, 06/21/2018                                                                         49,953
   50,000   1.69%, 07/05/2018                                                                         49,920
   12,000   1.69%, 07/19/2018                                                                         11,973
   25,000   1.70%, 07/05/2018                                                                         24,960

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                 VALUE
(000)       SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
$  50,000   1.71%, 06/28/2018                                                                     $   49,936
   50,000   1.72%, 07/19/2018                                                                         49,886
   50,000   1.73%, 06/14/2018                                                                         49,969
   10,000   1.73%, 08/02/2018                                                                          9,970
   40,000   1.74%, 07/19/2018                                                                         39,907
   25,000   1.74%, 07/19/2018                                                                         24,942
   15,000   1.74%, 08/02/2018                                                                         14,955
   15,000   1.74%, 08/02/2018                                                                         14,955
   50,000   1.75%, 07/12/2018                                                                         49,900
   20,000   1.75%, 07/26/2018                                                                         19,946
    5,000   1.75%, 08/09/2018                                                                          4,983
   22,000   1.76%, 08/02/2018                                                                         21,933
    4,000   1.76%, 08/09/2018                                                                          3,987
   60,000   1.77%, 07/26/2018                                                                         59,838
   40,000   1.77%, 07/26/2018                                                                         39,892
   30,000   1.77%, 08/02/2018                                                                         29,909
   40,000   1.77%, 08/23/2018                                                                         39,837
   15,000   1.78%, 07/26/2018                                                                         14,959
    5,000   1.78%, 08/02/2018                                                                          4,985
   25,000   1.79%, 08/23/2018                                                                         24,897
   10,000   1.80%, 08/02/2018                                                                          9,969
   15,000   1.80%, 08/09/2018                                                                         14,948
   10,000   1.80%, 08/16/2018                                                                          9,962
   18,000   1.80%, 08/30/2018                                                                         17,919
   10,000   1.81%, 08/09/2018                                                                          9,965
   50,000   1.81%, 08/09/2018                                                                         49,827
   20,000   1.81%, 08/30/2018                                                                         19,910
   25,000   1.81%, 09/06/2018                                                                         24,878
   40,000   1.82%, 08/02/2018                                                                         39,875
    8,000   1.82%, 08/09/2018                                                                          7,972
   30,000   1.82%, 08/16/2018                                                                         29,885
   10,000   1.82%, 09/06/2018                                                                          9,951
   11,000   1.83%, 08/16/2018                                                                         10,958
   20,000   1.83%, 08/30/2018                                                                         19,908
    7,000   1.83%, 09/13/2018                                                                          6,963
   13,000   1.84%, 08/02/2018                                                                         12,959
   25,000   1.84%, 08/09/2018                                                                         24,912
    8,000   1.84%, 08/23/2018                                                                          7,966
   48,000   1.85%, 08/09/2018                                                                         47,830
   16,000   1.85%, 08/23/2018                                                                         15,932
   10,000   1.85%, 08/30/2018                                                                          9,954
   32,000   1.85%, 08/30/2018                                                                         31,852
   26,000   1.86%, 08/23/2018                                                                         25,889

================================================================================

10  | USAA TREASURY MONEY MARKET TRUST

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                 VALUE
(000)       SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
$  25,000   1.86%, 09/06/2018                                                                     $   24,875
   21,000   1.86%, 09/06/2018                                                                         20,895
   30,000   1.88%, 08/23/2018                                                                         29,870
   50,000   1.88%, 08/30/2018                                                                         49,765
    8,000   1.88%, 09/13/2018                                                                          7,957
   10,000   1.88%, 09/27/2018                                                                          9,938
   10,000   1.89%, 08/16/2018                                                                          9,960
   22,000   1.89%, 08/23/2018                                                                         21,904
   10,000   1.90%, 09/20/2018                                                                          9,941
   15,000   1.91%, 10/04/2018                                                                         14,900
   10,000   1.93%, 10/04/2018                                                                          9,933
   15,000   1.94%, 10/11/2018                                                                         14,893
   10,000   1.94%, 10/11/2018                                                                          9,929
   40,000   1.94%, 10/25/2018                                                                         39,685
   13,000   1.95%, 10/18/2018                                                                         12,902
   10,000   1.95%, 10/25/2018                                                                          9,921
   14,000   1.95%, 10/25/2018                                                                         13,889
   15,000   1.96%, 10/18/2018                                                                         14,886
   20,000   1.96%, 10/25/2018                                                                         19,841
   11,000   1.97%, 10/18/2018                                                                         10,916
   10,000   1.97%, 11/08/2018                                                                          9,912
   25,000   1.98%, 11/15/2018                                                                         24,770
   15,000   1.99%, 10/18/2018                                                                         14,885
   11,000   2.00%, 01/03/2019                                                                         10,868
   20,000   2.01%, 11/08/2018                                                                         19,822
   20,000   2.01%, 11/08/2018                                                                         19,821
   15,000   2.06%, 11/15/2018                                                                         14,857
                                                                                                  ----------
                                                                                                   2,109,818
                                                                                                  ----------

            NOTES (29.3%)(B)
   15,000   0.88%, 07/15/2018                                                                         14,983
   15,000   0.88%, 10/15/2018                                                                         14,938
  115,000   1.00%, 08/15/2018                                                                        114,795
   83,000   1.13%, 06/15/2018                                                                         82,984
   15,000   1.38%, 07/31/2018                                                                         14,991
   25,000   1.50%, 08/31/2018                                                                         24,976
  212,000   1.97%, 04/30/2019, (3 mo. USTMMR + 0.07%)(c)                                             212,274
  245,000   2.04%, 01/31/2019, (3 mo. USTMMR + 0.14%)(c)                                             245,335
  179,000   2.07%, 10/31/2018, (3 mo. USTMMR + 0.17%)(c)                                             179,185
  188,000   2.08%, 07/31/2018, (3 mo. USTMMR + 0.17%)(c)                                             188,070
                                                                                                  ----------
                                                                                                   1,092,531
                                                                                                  ----------
            Total U.S. Treasury Securities (cost: $3,202,349)                                      3,202,349
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                 VALUE
(000)       SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS (14.3%)
$ 107,000   Bank of America Corp., 1.77%, acquired 5/31/2018 and due
              on 6/01/2018 at 107,000 (collateralized by $15,586 of
              U.S. Treasury, 1.63%, due 2/15/2026; $216,753 of U.S. Treasury, 3.04%,
              due 11/15/2045; combined market value $109,140)(b),(f)                              $  107,000
  100,000   Credit Agricole Corp. Inv. Bank, 1.74%, acquired 5/31/2018 and due on 6/01/2018 at 100,000 (collateralized by $103,051
              of U.S. Treasury, 0.38%, due 7/15/2027; market value $102,000)(d)                      100,000
  200,000   Natixis Securities Americas, LLC, 1.77%, acquired 5/31/2018 and due on 6/01/2018 at $200,000 (collateralized by $3,412 of GNMA,
              4.50% - 5.00%, due 5/20/2048; $4,334 of U.S. Treasury,
              2.38% - 2.50%, due 1/15/2027 - 1/15/2029; $197,803 of
              U.S. Treasury, 1.38% - 8.75%, due 8/31/2021 - 8/15/2046;
              combined market value $204,010)(b),(d),(e)                                             200,000
  125,000   Bank of Montreal, 1.75%, acquired 5/31/2018 and due on 6/01/2018 at $125,000 (collateralized by $4,766 of U.S. Treasury, 0.38% - 0.63%, due 1/15/2027 - 2/15/2043; $923 of U.S. Treasury, 1.63% - 2.08%,
              due 6/14/2018 - 1/03/2019; $125,698 of U.S. Treasury, 1.38% - 4.63%,
              due 7/31/2019 - 11/15/2047; combined market value $127,506)(a),(b),(d)                 125,000
                                                                                                  ----------
            Total Repurchase Agreements (cost: $532,000)                                             532,000
                                                                                                  ----------

            TOTAL INVESTMENTS (COST: $3,734,349)                                                  $3,734,349
                                                                                                  ==========

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1            LEVEL 2            LEVEL 3               TOTAL
------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities:
  Bills                                         $-         $2,109,818                 $-          $2,109,818
  Notes                                          -          1,092,531                  -           1,092,531
Repurchase Agreements                            -            532,000                  -             532,000
------------------------------------------------------------------------------------------------------------
Total                                           $-         $3,734,349                 $-          $3,734,349
------------------------------------------------------------------------------------------------------------

================================================================================

12  | USAA TREASURY MONEY MARKET TRUST

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Values of securities are determined by procedures and practices discussed in
   Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   USTMMR    Quarterly U.S. Treasury Money Market Rate

o  SPECIFIC NOTES

   (a) Rate represents an annualized yield at time of purchase, not coupon rate.

   (b) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

   (c) Rates for U.S. Treasury floating-rate notes rise and fall based on discount rates in auctions of 13-week Treasury bills, and are paid quarterly.

   (d) U.S. Treasury inflation-indexed notes - designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

   (e) Mortgage-backed securities issued by Government National Mortgage Association (GNMA) are supported by the full faith and credit of the U.S. Government.

   (f) Zero-coupon security. Rate represents the effective yield at the date of purchase.

See accompanying notes to financial statements.

================================================================================

14  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)     $3,202,349
   Investments in repurchase agreements (cost approximates market value)       532,000
   Cash                                                                          5,346
   Receivables:
      Capital shares sold                                                       46,310
      Interest                                                                   2,498
                                                                            ----------
         Total assets                                                        3,788,503
                                                                            ----------
LIABILITIES
   Payables:
      Capital shares redeemed                                                   55,455
      Dividends on capital shares                                                    3
   Accrued management fees                                                         393
   Other accrued expenses and payables                                             293
                                                                            ----------
         Total liabilities                                                      56,144
                                                                            ----------
            Net assets applicable to capital shares outstanding             $3,732,359
                                                                            ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                          $3,732,359
                                                                            ==========
   Capital shares outstanding, no par value                                  3,732,359
                                                                            ==========
   Net asset value, redemption price, and offering price per share          $     1.00
                                                                            ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                             $41,355
                                                                               -------
EXPENSES
   Management fees                                                               4,095
   Administration and servicing fees                                             3,276
   Transfer agent's fees                                                         3,276
   Custody and accounting fees                                                     260
   Postage                                                                         321
   Shareholder reporting fees                                                       34
   Trustees' fees                                                                   34
   Registration fees                                                               148
   Professional fees                                                               100
   Other                                                                            38
                                                                               -------
      Total expenses                                                            11,582
                                                                               -------
NET INVESTMENT INCOME                                                          $29,773
                                                                               =======

See accompanying notes to financial statements.

================================================================================

16  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------

                                                              2018                2017
--------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                              $     29,773         $     2,115
                                                      --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                   (29,773)             (2,115)
                                                      --------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                            12,083,156           9,649,637
   Reinvested dividends                                     29,749               2,113
   Cost of shares redeemed                             (11,006,596)         (7,214,563)
                                                      --------------------------------
      Increase in net assets from capital
         share transactions                              1,106,309           2,437,187
                                                      --------------------------------
   Net increase in net assets                            1,106,309           2,437,187

NET ASSETS
   Beginning of year                                     2,626,050             188,863
                                                      --------------------------------
   End of year                                        $  3,732,359         $ 2,626,050
                                                      ================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                          12,083,156           9,649,637
   Shares issued for dividends reinvested                   29,749               2,113
   Shares redeemed                                     (11,006,596)         (7,214,563)
                                                      --------------------------------
      Increase in shares outstanding                     1,106,309           2,437,187
                                                      ================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Treasury Money Market Trust (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund seeks to provide investors maximum current income while maintaining the highest degree of safety and liquidity.

The Fund operates as a government money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a government money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

18  | USAA TREASURY MONEY MARKET TRUST

================================================================================

   regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

   2. Repurchase agreements are valued at cost.

   3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net asset value and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

================================================================================

20  | USAA TREASURY MONEY MARKET TRUST

================================================================================

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

   Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At May 31, 2018, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

   expenses. For the year ended May 31, 2018, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

================================================================================

22  | USAA TREASURY MONEY MARKET TRUST

================================================================================

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $25,000, which represents 4.0% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                  2018                     2017
                                              ------------------------------------
Ordinary income*                              $29,773,000               $2,115,000

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                            $3,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

The cost of securities at May 31, 2018, for federal income tax purposes, was $3,734,349,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(4) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average net assets. For the year ended May 31, 2018, the Fund incurred management fees, paid or payable to the Manager, of $4,095,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended May 31, 2018, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $3,276,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2018, the Fund reimbursed the Manager $43,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2018, the Fund incurred transfer agent's fees, paid or payable to SAS, of $3,276,000.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing

================================================================================

24  | USAA TREASURY MONEY MARKET TRUST

================================================================================

best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

================================================================================

26  | USAA TREASURY MONEY MARKET TRUST

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MAY 31,
                              -----------------------------------------------------------------------------
                                    2018              2017           2016             2015             2014
                              -----------------------------------------------------------------------------
Net asset value at
  beginning of period         $     1.00        $     1.00       $   1.00         $   1.00         $   1.00
                              -----------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              .01               .00(a)         .00(a)           .00(a)           .00(a)
Less distributions from:
  Net investment income             (.01)             (.00)(a)       (.00)(a)         (.00)(a)         (.00)(a)
                              -----------------------------------------------------------------------------
Net asset value at
  end of period               $     1.00        $     1.00       $   1.00         $   1.00         $   1.00
                              =============================================================================
Total return (%)*                    .89(c)            .08            .00(b)           .00(b)           .00(b)
Net assets at end of
  period (000)                $3,732,359        $2,626,050       $188,863         $119,654         $128,416
Ratios to average
  net assets:**
  Expenses (%)                       .35(c)            .35            .17              .06              .04(d)
  Expenses, excluding
    reimbursements (%)               .35               .39            .49              .52              .48(d)
  Net investment income (%)          .91               .12            .00(b)           .00(b)           .00(b)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $3,279,951,000.
(a) Represents less than $0.01 per share.
(b) Represents less than 0.01%.
(c) Prior to August 1, 2017, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by 0.01%.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  27

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

28  | USAA TREASURY MONEY MARKET TRUST

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                          BEGINNING                 ENDING              DURING PERIOD*
                                        ACCOUNT VALUE            ACCOUNT VALUE        DECEMBER 1, 2017 -
                                       DECEMBER 1, 2017          MAY 31, 2018            MAY 31, 2018
                                       -----------------------------------------------------------------
Actual                                    $1,000.00               $1,005.60                 $1.75

Hypothetical
  (5% return before expenses)              1,000.00                1,023.19                  1.77

*Expenses are equal to the Fund's annualized expense ratio of 0.35%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.56% for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

30  | USAA TREASURY MONEY MARKET TRUST

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which

================================================================================

32  | USAA TREASURY MONEY MARKET TRUST

================================================================================

includes advisory and administrative services - was above the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee. The Board also took into account management's discussion of the Fund's expenses.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five- and ten-year periods ended December 31, 2017, and was above its Lipper index for the one-year period ended December 31, 2017, and below its Lipper index for the three-, five- and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one-, three-, five- and ten-year periods ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

34  | USAA TREASURY MONEY MARKET TRUST

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

36  | USAA TREASURY MONEY MARKET TRUST

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

38  | USAA TREASURY MONEY MARKET TRUST

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

40  | USAA TREASURY MONEY MARKET TRUST

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

     (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

42  | USAA TREASURY MONEY MARKET TRUST

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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================================================================================
23415-0718                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA WORLD GROWTH FUND]

 ==============================================================

       ANNUAL REPORT
       USAA WORLD GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       MAY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WHILE MEDIA COVERAGE DURING THE REPORTING
PERIOD SUGGESTED THAT THE MARKETS WERE              [PHOTO OF BROOKS ENGLEHARDT]
EXPERIENCING EXTREME TURBULENCE, THE VOLATILITY
HAS ACTUALLY BEEN NEAR HISTORICAL NORMS."

--------------------------------------------------------------------------------

JULY 2018

When the reporting period began in June 2017, the world generally was experiencing synchronized economic growth. This global expansion, along with mild inflation and strong corporate earnings, helped propel stocks to record highs. In the bond market, prices were generally supported by historically low interest rates. (Bond prices and interest rates move in opposite directions.) Although the Federal Reserve (Fed) raised short-term interest rates at its June 2017 policy meeting, longer-term interest rates, which are determined by the market, fell during the summer 2017 after inflation dropped below the Fed's 2% target. Longer-term interest rates then moved up in the closing months of 2017 as the Fed stated it remained on track to raise short-term interest rates before year-end 2017. In December 2017, the Fed implemented another interest rate increase.

Investor sentiment shifted in early 2018. Volatility, noticeably absent during 2017, returned to the markets in February 2018 as inflation fears surfaced. Stock prices fell, and longer-term interest rates rose. The turbulence continued into March 2018 and through the end of the reporting period. An increase in trade tensions between the U.S. and China further fueled the volatility. In March and April 2018, U.S. inflation rose above the Fed's target, suggesting the central bank might increase the pace of its interest rate increases. (The Fed raised short-term interest rates in March 2018.) The inflation data helped push the 10-year U.S. Treasury yield to 3% for the first time since 2014. At the same time, global economic synchronicity faded, with softening growth in Europe. In the U.S., the economic expansion continued, but given that it became the second longest in U.S. history at the beginning of May 2018, a number of observers began to question how much longer it could last. At USAA Investments, we see signs suggesting that the expansion may be in its late phase. An unemployment rate below 4%, wage pressures, higher inflation and rising interest rates--we believe each of these factors has the potential to dampen future economic growth.

The volatility that re-emerged during the winter seems to be here to stay. Indeed, the markets were negatively affected in the closing days of the reporting period by concerns that Italy's incoming government might try to weaken that country's role

================================================================================

================================================================================

in the European Union. Fears about the future of the European Union drove a "flight to safety" out of riskier asset classes, such as equities, and into bonds. Investors also appeared nervous about potential trade wars and uncertainty surrounding a potential U.S.-North Korea summit.

However, while media coverage during the reporting period suggested that the markets were experiencing extreme turbulence, the volatility has actually been near historical norms. Shareholders should try to ignore media "noise," which may provoke an emotional reaction, and focus instead on information that can provide the perspective they need to manage their investments. Long-term investors should never make hasty portfolio decisions based on market turmoil. They should make decisions based on their long-term objectives, time horizon, and risk tolerance. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, one that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they're diversified; U.S. stocks have outperformed for some time, so their weighting within a portfolio may have grown too large and need to be rebalanced.

Please call one of our financial advisors who can help you review your portfolio and make sure it is appropriately aligned with your investment plan. Now that vacation time is here, why not make sure your financial house is in order before you leave on a summer getaway? And rest assured that while you are enjoying the summer, our team of portfolio managers will continue monitoring economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

   Distributions to Shareholders                                              12

   Report of Independent Registered
     Public Accounting Firm                                                   13

   Portfolio of Investments                                                   14

   Notes to Portfolio of Investments                                          21

   Financial Statements                                                       22

   Notes to Financial Statements                                              27

   Financial Highlights                                                       43

EXPENSE EXAMPLE                                                               46

ADVISORY AGREEMENT(S)                                                         48

TRUSTEES' AND OFFICERS' INFORMATION                                           56

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF RYAN P. McALLISTER]                      [PHOTO OF ROGER MORLEY]

    RYAN P. McALLISTER                                 ROGER MORLEY
    MFS Investment Management                          MFS Investment Management

--------------------------------------------------------------------------------

o  PLEASE REVIEW THE MARKET CONDITIONS OVER THE REPORTING PERIOD.

   Global equities as an asset class posted positive results over the reporting period ended May 31, 2018, while lagging the performance of the U.S. stock market. Strong domestic equity performance for the reporting period was driven by record corporate profits and a lowering of the corporate income tax rate. In Japan, equities continued to benefit from an economy in recovery mode, while European stock performance was more muted on concerns that the region's economy appeared to be slowing. Stocks globally gave up ground in early 2018 on concerns around the pace of Federal Reserve interest rate increase and a potential global trade war in the wake of the Trump administration's announcement of tariffs on steel and aluminum as well as on a broad range of products from China. Information technology and energy were the strongest sectors globally over the reporting period, while defensive sectors such as consumer staples and utilities & communications lagged.

o HOW DID THE USAA WORLD GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 6.64%, 6.70% and 6.36%, respectively. This compares to returns of 9.98% for the Lipper Global Funds Index and 11.84% for the MSCI World Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

   USAA Asset Management Company (the manager) is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management (MFS) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o  WHAT FACTORS DROVE THE FUND'S PERFORMANCE RELATIVE TO THE INDEX?

   During the reporting period, the most significant drivers of the Fund's underperformance included the combination of an underweight position and stock selection in the technology sector as well as a weak stock selection in the leisure sector. The portfolio has avoided many fast-growing, high-valuation technology and internet stocks that led the market rally in recent years. MFS has not had sufficient confidence in the long-term sustainability of growth for these companies and considers most of them unattractively valued compared to other investment opportunities. The Fund's longstanding overweight allocation to consumer staples also has acted as a constraint on performance, with unfavorable conditions including a challenging competitive environment characterized by new internet-based brands. The managers maintain a positive outlook for the long-term growth and return prospects of the Fund's consumer staples holdings. Positive contributors to relative return included a lack of exposure to the lagging utilities & communications sector and strong stock selection within the financial services sector.

   In terms of individual holdings, positive contributions to performance were led by overweight exposure to luxury retailer LVMH Moet Hennessy Louis Vuitton SE, overweight exposure to payment processer Visa Inc. "A" within financial services, and a lack of exposure to

   Refer to page 5 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   Refer to the Portfolio of Investments for complete list of securities.

================================================================================

2  | USAA WORLD GROWTH FUND

================================================================================

   industrial giant General Electric Co. Leading detractors included overweight exposure to British home and health products company Reckitt Benckiser Group plc, British multinational advertising and public relations firm WPP plc, and U.S.-based beauty product manufacturer Coty, Inc. "A".

   The managers continue to find attractive opportunities within health care in general and particularly in medical technology and life sciences companies, the growth prospects of which are driven generally by long-term demographic trends and distinct product advantages. The Fund is underweight financials on the view that most developed-market commercial banks and insurance companies cannot grow faster than global gross domestic product through a full economic cycle, and that current valuations already reflect the potential for better economic, regulatory and interest rate environments. The Fund remains underweight energy and continues to avoid metals & mining companies, given their sensitivity to commodity prices.

   Overall, the managers remain cautious on equity markets given elevated valuations and the fact that the current cycle is nine years old. As always, MFS maintains a bottom-up fundamental approach to stock selection, seeking to identify businesses that display sustainable above-average growth and reasonable valuations.

   Thank you for allowing us to help manage your investments.

   Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA WORLD GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAWX)

--------------------------------------------------------------------------------
                                                5/31/18              5/31/17
--------------------------------------------------------------------------------
Net Assets                                   $1.4 Billion         $1.3 Billion
Net Asset Value Per Share                       $31.82               $31.17

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                          10 YEARS
   6.64%                            8.77%                            7.03%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 5/31/17*
--------------------------------------------------------------------------------
                                    1.13%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA WORLD GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           USAA WORLD
                           GROWTH FUND                  MSCI WORLD                  LIPPER GLOBAL
                             SHARES                       INDEX                      FUNDS INDEX
05/31/08                   $10,000.00                   $10,000.00                   $10,000.00
06/30/08                     9,156.00                     9,202.43                     9,173.01
07/31/08                     9,027.00                     8,977.57                     8,959.19
08/31/08                     8,918.00                     8,851.47                     8,860.68
09/30/08                     8,138.00                     7,798.69                     7,923.90
10/31/08                     6,822.00                     6,320.05                     6,500.07
11/30/08                     6,346.00                     5,910.96                     6,064.39
12/31/08                     6,656.00                     6,100.61                     6,320.22
01/31/09                     5,993.00                     5,566.16                     5,846.85
02/28/09                     5,414.00                     4,996.41                     5,348.85
03/31/09                     5,859.00                     5,373.19                     5,703.83
04/30/09                     6,423.00                     5,975.95                     6,241.42
05/31/09                     6,961.00                     6,517.40                     6,805.27
06/30/09                     6,982.00                     6,488.00                     6,791.82
07/31/09                     7,665.00                     7,037.51                     7,358.96
08/31/09                     7,903.00                     7,327.85                     7,651.50
09/30/09                     8,281.00                     7,619.92                     7,930.82
10/31/09                     8,126.00                     7,484.36                     7,767.56
11/30/09                     8,535.00                     7,790.19                     8,069.80
12/31/09                     8,743.00                     7,930.08                     8,283.42
01/31/10                     8,374.00                     7,602.32                     7,969.05
02/28/10                     8,483.00                     7,709.49                     8,080.10
03/31/10                     9,005.00                     8,186.94                     8,551.90
04/30/10                     8,984.00                     8,188.09                     8,584.92
05/31/10                     8,072.00                     7,403.77                     7,789.05
06/30/10                     7,879.00                     7,149.92                     7,556.25
07/31/10                     8,541.00                     7,729.58                     8,154.74
08/31/10                     8,160.00                     7,441.00                     7,841.98
09/30/10                     8,984.00                     8,134.84                     8,610.28
10/31/10                     9,370.00                     8,438.07                     8,954.87
11/30/10                     9,151.00                     8,255.90                     8,774.04
12/31/10                     9,809.00                     8,862.91                     9,392.48
01/31/11                     9,877.00                     9,063.14                     9,525.57
02/28/11                    10,187.00                     9,380.47                     9,830.47
03/31/11                    10,145.00                     9,287.96                     9,850.40
04/30/11                    10,790.00                     9,682.54                    10,219.11
05/31/11                    10,706.00                     9,481.67                     9,999.07
06/30/11                    10,564.00                     9,331.67                     9,809.08
07/31/11                    10,333.00                     9,162.47                     9,587.34
08/31/11                     9,557.00                     8,516.91                     8,816.83
09/30/11                     8,660.00                     7,781.30                     7,911.28
10/31/11                     9,667.00                     8,586.17                     8,735.47
11/30/11                     9,520.00                     8,376.53                     8,579.08
12/31/11                     9,382.00                     8,371.88                     8,457.11
01/31/12                     9,901.00                     8,792.01                     8,996.70
02/29/12                    10,425.00                     9,221.49                     9,443.13
03/31/12                    10,727.00                     9,340.04                     9,504.64
04/30/12                    10,642.00                     9,233.98                     9,337.26
05/31/12                     9,748.00                     8,436.86                     8,503.25
06/30/12                    10,161.00                     8,866.77                     8,881.76
07/31/12                    10,319.00                     8,980.75                     9,005.50
08/31/12                    10,648.00                     9,208.43                     9,163.20
09/30/12                    10,912.00                     9,461.42                     9,398.10
10/31/12                    10,928.00                     9,397.48                     9,390.41
11/30/12                    11,262.00                     9,517.82                     9,496.38
12/31/12                    11,579.00                     9,696.81                     9,802.64
01/31/13                    12,236.00                    10,190.76                    10,288.87
02/28/13                    12,343.00                    10,207.59                    10,267.36
03/31/13                    12,605.00                    10,446.68                    10,501.10
04/30/13                    12,787.00                    10,775.66                    10,799.96
05/31/13                    12,958.00                    10,779.73                    10,869.66
06/30/13                    12,648.00                    10,514.11                    10,630.23
07/31/13                    13,375.00                    11,067.64                    11,167.48
08/31/13                    12,984.00                    10,832.06                    10,933.70
09/30/13                    13,695.00                    11,373.80                    11,482.12
10/31/13                    14,123.00                    11,819.01                    11,883.29
11/30/13                    14,417.00                    12,029.05                    12,105.10
12/31/13                    14,790.00                    12,283.59                    12,324.08
01/31/14                    14,079.00                    11,828.62                    11,907.31
02/28/14                    14,927.00                    12,420.77                    12,489.01
03/31/14                    14,872.00                    12,438.75                    12,539.17
04/30/14                    14,965.00                    12,566.21                    12,599.71
05/31/14                    15,321.00                    12,813.45                    12,854.08
06/30/14                    15,469.00                    13,042.67                    13,077.13
07/31/14                    15,020.00                    12,834.52                    12,797.70
08/31/14                    15,283.00                    13,117.33                    13,090.44
09/30/14                    14,872.00                    12,761.31                    12,690.76
10/31/14                    15,053.00                    12,843.86                    12,775.79
11/30/14                    15,578.00                    13,101.26                    13,024.43
12/31/14                    15,340.00                    12,890.00                    12,799.82
01/31/15                    15,098.00                    12,656.44                    12,638.07
02/28/15                    15,951.00                    13,397.97                    13,335.58
03/31/15                    15,805.00                    13,188.24                    13,191.16
04/30/15                    16,008.00                    13,497.54                    13,461.81
05/31/15                    16,103.00                    13,544.03                    13,537.96
06/30/15                    15,766.00                    13,229.10                    13,258.61
07/31/15                    16,131.00                    13,466.57                    13,397.23
08/31/15                    14,964.00                    12,575.42                    12,527.22
09/30/15                    14,548.00                    12,111.58                    12,063.38
10/31/15                    15,660.00                    13,071.36                    12,926.15
11/30/15                    15,530.00                    13,006.32                    12,925.56
12/31/15                    15,090.00                    12,777.70                    12,651.97
01/31/16                    14,455.00                    12,013.29                    11,850.55
02/29/16                    14,386.00                    11,923.88                    11,683.30
03/31/16                    15,396.00                    12,733.02                    12,524.45
04/30/16                    15,725.00                    12,934.50                    12,722.95
05/31/16                    15,702.00                    13,007.15                    12,807.90
06/30/16                    15,483.00                    12,861.40                    12,610.68
07/31/16                    16,141.00                    13,404.77                    13,165.13
08/31/16                    16,297.00                    13,415.91                    13,245.73
09/30/16                    16,256.00                    13,487.18                    13,347.61
10/31/16                    15,847.00                    13,226.16                    13,141.66
11/30/16                    15,824.00                    13,416.34                    13,348.97
12/31/16                    16,160.00                    13,737.37                    13,619.04
01/31/17                    16,688.00                    14,068.92                    13,975.45
02/28/17                    17,110.00                    14,459.25                    14,333.42
03/31/17                    17,442.00                    14,613.27                    14,566.09
04/30/17                    17,923.00                    14,829.64                    14,823.19
05/31/17                    18,505.00                    15,143.35                    15,169.10
06/30/17                    18,689.00                    15,201.62                    15,242.32
07/31/17                    18,897.00                    15,565.43                    15,601.03
08/31/17                    18,844.00                    15,587.35                    15,586.95
09/30/17                    19,194.00                    15,937.19                    15,938.80
10/31/17                    19,431.00                    16,238.38                    16,190.24
11/30/17                    19,734.00                    16,590.23                    16,491.75
12/31/17                    20,026.00                    16,814.59                    16,707.27
01/31/18                    21,049.00                    17,702.40                    17,588.79
02/28/18                    20,051.00                    16,969.04                    16,824.00
03/31/18                    19,616.00                    16,599.17                    16,535.74
04/30/18                    19,741.00                    16,789.91                    16,688.90
05/31/18                    19,734.00                    16,895.13                    16,683.46

                                   [END CHART]

                       Data from 5/31/08 through 5/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Shares to the following benchmarks:

o The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category.

o The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.
================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA WORLD GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIWGX)

--------------------------------------------------------------------------------
                                            5/31/18                 5/31/17
--------------------------------------------------------------------------------
Net Assets                               $30.1 Million            $6.9 Million
Net Asset Value Per Share                   $31.75                   $31.14

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
   1 YEAR                                              SINCE INCEPTION 8/7/15
   6.70%                                                       7.37%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/17*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT          1.37%       AFTER REIMBURSEMENT        1.10%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*The expense ratios are reported in the Fund's prospectus dated October 1, 2017, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through September 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. If the total annual operating expense ratio of the Institutional Shares is lower than 1.10%, the Institutional Shares will operate at that lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2018. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

6  | USAA WORLD GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                       LIPPER GLOBAL            USAA WORLD GROWTH FUND
                         MSCI WORLD INDEX               FUNDS INDEX              INSTITUTIONAL SHARES
07/31/15                   $10,000.00                   $10,000.00                   $10,000.00
08/31/15                     9,338.25                     9,350.60                     9,247.00
09/30/15                     8,993.82                     9,004.38                     8,994.00
10/31/15                     9,706.53                     9,648.38                     9,677.00
11/30/15                     9,658.23                     9,647.94                     9,601.00
12/31/15                     9,488.46                     9,443.72                     9,329.00
01/31/16                     8,920.82                     8,845.52                     8,939.00
02/29/16                     8,854.43                     8,720.68                     8,892.00
03/31/16                     9,455.28                     9,348.54                     9,518.00
04/30/16                     9,604.90                     9,496.71                     9,722.00
05/31/16                     9,658.84                     9,560.11                     9,708.00
06/30/16                     9,550.61                     9,412.91                     9,576.00
07/31/16                     9,954.11                     9,826.76                     9,983.00
08/31/16                     9,962.39                     9,886.92                    10,080.00
09/30/16                    10,015.30                     9,962.96                    10,055.00
10/31/16                     9,821.48                     9,809.24                     9,805.00
11/30/16                     9,962.70                     9,963.98                     9,790.00
12/31/16                    10,201.09                    10,165.56                     9,997.00
01/31/17                    10,447.30                    10,431.60                    10,324.00
02/28/17                    10,737.14                    10,698.80                    10,585.00
03/31/17                    10,851.52                    10,872.47                    10,791.00
04/30/17                    11,012.19                    11,064.37                    11,088.00
05/31/17                    11,245.15                    11,322.57                    11,445.00
06/30/17                    11,288.41                    11,377.22                    11,563.00
07/31/17                    11,558.57                    11,644.97                    11,691.00
08/31/17                    11,574.85                    11,634.46                    11,662.00
09/30/17                    11,834.64                    11,897.09                    11,875.00
10/31/17                    12,058.29                    12,084.77                    12,026.00
11/30/17                    12,319.57                    12,309.82                    12,209.00
12/31/17                    12,486.17                    12,470.70                    12,389.00
01/31/18                    13,145.44                    13,128.68                    13,023.00
02/28/18                    12,600.86                    12,557.82                    12,404.00
03/31/18                    12,326.21                    12,342.66                    12,139.00
04/30/18                    12,467.85                    12,456.98                    12,216.00
05/31/18                    12,545.98                    12,452.92                    12,212.00

                                   [END CHART]

                       Data from 7/31/15 through 5/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and the Lipper Global Funds Index is calculated from the end of the month, July 31, 2015, while the Institutional Shares' inception date is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA WORLD GROWTH FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: USWGX)

--------------------------------------------------------------------------------
                                            5/31/18                 5/31/17
--------------------------------------------------------------------------------
Net Assets                              $10.1 Million            $19.7 Million
Net Asset Value Per Share                  $31.86                   $31.07

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18
--------------------------------------------------------------------------------
   1 YEAR                      5 YEARS                 SINCE INCEPTION 8/1/10
   6.36%                        8.52%                          10.64%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/17*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        1.42%           AFTER REIMBURSEMENT      1.35%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*The expense ratios are reported in the Fund's prospectus dated October 1, 2017, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through September 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.35% of the Adviser Shares' average net assets. If the total annual operating expense ratio of the Adviser Shares is lower than 1.35%, the Adviser Shares will operate at that lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2018. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2017, an expense limitation was added to the Adviser Shares.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

8  | USAA WORLD GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          USAA WORLD
                          GROWTH FUND                                           LIPPER GLOBAL
                        ADVISER SHARES             MSCI WORLD INDEX              FUNDS INDEX
07/31/10                  $10,000.00                  $10,000.00                  $10,000.00
08/31/10                    9,321.00                    9,626.65                    9,616.47
09/30/10                   10,256.00                   10,524.29                   10,558.61
10/31/10                   10,697.00                   10,916.59                   10,981.18
11/30/10                   10,447.00                   10,680.91                   10,759.44
12/31/10                   11,191.00                   11,466.23                   11,517.82
01/31/11                   11,262.00                   11,725.27                   11,681.01
02/28/11                   11,616.00                   12,135.80                   12,054.91
03/31/11                   11,568.00                   12,016.12                   12,079.35
04/30/11                   12,298.00                   12,526.60                   12,531.49
05/31/11                   12,196.00                   12,266.73                   12,261.66
06/30/11                   12,029.00                   12,072.67                   12,028.68
07/31/11                   11,765.00                   11,853.77                   11,756.77
08/31/11                   10,879.00                   11,018.59                   10,811.90
09/30/11                    9,855.00                   10,066.91                    9,701.45
10/31/11                   10,999.00                   11,108.19                   10,712.13
11/30/11                   10,831.00                   10,836.98                   10,520.36
12/31/11                   10,669.00                   10,830.96                   10,370.79
01/31/12                   11,260.00                   11,374.49                   11,032.48
02/29/12                   11,850.00                   11,930.12                   11,579.93
03/31/12                   12,188.00                   12,083.50                   11,655.36
04/30/12                   12,092.00                   11,946.28                   11,450.10
05/31/12                   11,073.00                   10,915.03                   10,427.36
06/30/12                   11,543.00                   11,471.21                   10,891.53
07/31/12                   11,718.00                   11,618.68                   11,043.27
08/31/12                   12,085.00                   11,913.23                   11,236.65
09/30/12                   12,387.00                   12,240.53                   11,524.70
10/31/12                   12,399.00                   12,157.81                   11,515.27
11/30/12                   12,773.00                   12,313.49                   11,645.22
12/31/12                   13,127.00                   12,545.06                   12,020.78
01/31/13                   13,867.00                   13,184.10                   12,617.04
02/28/13                   13,983.00                   13,205.87                   12,590.66
03/31/13                   14,274.00                   13,515.20                   12,877.30
04/30/13                   14,480.00                   13,940.80                   13,243.77
05/31/13                   14,668.00                   13,946.07                   13,329.24
06/30/13                   14,316.00                   13,602.43                   13,035.64
07/31/13                   15,136.00                   14,318.54                   13,694.45
08/31/13                   14,687.00                   14,013.77                   13,407.78
09/30/13                   15,488.00                   14,714.64                   14,080.29
10/31/13                   15,973.00                   15,290.62                   14,572.24
11/30/13                   16,307.00                   15,562.36                   14,844.25
12/31/13                   16,719.00                   15,891.65                   15,112.77
01/31/14                   15,918.00                   15,303.05                   14,601.70
02/28/14                   16,874.00                   16,069.14                   15,315.03
03/31/14                   16,812.00                   16,092.39                   15,376.53
04/30/14                   16,917.00                   16,257.29                   15,450.78
05/31/14                   17,321.00                   16,577.15                   15,762.71
06/30/14                   17,482.00                   16,873.70                   16,036.22
07/31/14                   16,973.00                   16,604.41                   15,693.57
08/31/14                   17,259.00                   16,970.29                   16,052.54
09/30/14                   16,799.00                   16,509.70                   15,562.43
10/31/14                   16,998.00                   16,616.50                   15,666.70
11/30/14                   17,588.00                   16,949.51                   15,971.60
12/31/14                   17,321.00                   16,676.20                   15,696.16
01/31/15                   17,041.00                   16,374.03                   15,497.82
02/28/15                   18,001.00                   17,333.36                   16,353.16
03/31/15                   17,829.00                   17,062.03                   16,176.06
04/30/15                   18,058.00                   17,462.18                   16,507.96
05/31/15                   18,160.00                   17,522.33                   16,601.34
06/30/15                   17,778.00                   17,114.90                   16,258.78
07/31/15                   18,186.00                   17,422.11                   16,428.75
08/31/15                   16,863.00                   16,269.21                   15,361.88
09/30/15                   16,392.00                   15,669.13                   14,793.08
10/31/15                   17,639.00                   16,910.82                   15,851.08
11/30/15                   17,492.00                   16,826.68                   15,850.36
12/31/15                   16,996.00                   16,530.91                   15,514.86
01/31/16                   16,280.00                   15,541.96                   14,532.09
02/29/16                   16,188.00                   15,426.29                   14,327.00
03/31/16                   17,328.00                   16,473.10                   15,358.48
04/30/16                   17,693.00                   16,733.76                   15,601.91
05/31/16                   17,667.00                   16,827.75                   15,706.08
06/30/16                   17,413.00                   16,639.19                   15,464.23
07/31/16                   18,148.00                   17,342.17                   16,144.14
08/31/16                   18,324.00                   17,356.58                   16,242.98
09/30/16                   18,272.00                   17,448.78                   16,367.91
10/31/16                   17,810.00                   17,111.09                   16,115.36
11/30/16                   17,784.00                   17,357.13                   16,369.58
12/31/16                   18,153.00                   17,772.46                   16,700.76
01/31/17                   18,747.00                   18,201.40                   17,137.82
02/28/17                   19,215.00                   18,706.37                   17,576.79
03/31/17                   19,576.00                   18,905.63                   17,862.11
04/30/17                   20,117.00                   19,185.56                   18,177.38
05/31/17                   20,758.00                   19,591.42                   18,601.57
06/30/17                   20,959.00                   19,666.80                   18,691.36
07/31/17                   21,193.00                   20,137.48                   19,131.23
08/31/17                   21,126.00                   20,165.83                   19,113.97
09/30/17                   21,513.00                   20,618.44                   19,545.44
10/31/17                   21,781.00                   21,008.10                   19,853.77
11/30/17                   22,108.00                   21,463.29                   20,223.51
12/31/17                   22,432.00                   21,753.55                   20,487.80
01/31/18                   23,569.00                   22,902.14                   21,568.79
02/28/18                   22,446.00                   21,953.36                   20,630.94
03/31/18                   21,961.00                   21,474.86                   20,277.46
04/30/18                   22,099.00                   21,721.63                   20,465.27
05/31/18                   22,079.00                   21,857.75                   20,458.60

                                   [CHART END]

                       Data from 7/31/10 through 5/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Adviser Shares to the Fund's benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and Lipper Global Funds Index is calculated from the end of the month of July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/18 o
                                (% of Net Assets)

Health Care Equipment ..................................................... 8.4%
Pharmaceuticals ........................................................... 5.3%
Household Products ........................................................ 5.0%
Packaged Foods & Meats .................................................... 5.0%
Asset Management & Custody Banks .......................................... 4.9%
Apparel, Accessories & Luxury Goods ....................................... 4.4%
Distillers & Vintners ..................................................... 4.1%
Industrial Conglomerates .................................................. 4.0%
Life Sciences Tools & Services ............................................ 3.8%
Railroads ................................................................. 3.7%

                      o TOP 10 EQUITY HOLDINGS - 5/31/18 o
                                (% of Net Assets)

Thermo Fisher Scientific, Inc. ............................................ 3.0%
Visa, Inc., "A" ........................................................... 2.8%
Bayer AG .................................................................. 2.7%
Medtronic plc ............................................................. 2.7%
Accenture plc, "A" ........................................................ 2.5%
Honeywell International, Inc. ............................................. 2.5%
LVMH Moet Hennessy Louis Vuitton SE ....................................... 2.4%
Comcast Corp., "A" ........................................................ 2.3%
Nestle S.A. ............................................................... 2.2%
Stryker Corp. ............................................................. 2.2%

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

10  | USAA WORLD GROWTH FUND

================================================================================

                        o COUNTRY ALLOCATION - 5/31/18 o

                       [PIE CHART OF COUNTRY ALLOCATION]

UNITED STATES                                                              52.7%
FRANCE                                                                      9.8%
UNITED KINGDOM                                                              8.1%
SWITZERLAND                                                                 7.4%
GERMANY                                                                     6.6%
OTHER*                                                                     16.5%

                                 [END PIE CHART]

*Includes countries with less than 3% of portfolio, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2018:

          DIVIDEND RECEIVED       LONG-TERM          FOREIGN       FOREIGN       QUALIFIED
         DEDUCTION (CORPORATE    CAPITAL GAIN         TAXES         SOURCE        INTEREST
           SHAREHOLDERS)(1)     DISTRIBUTIONS(2)     PAID(3)        INCOME         INCOME
         ----------------------------------------------------------------------------------
                74.11%            $47,997,000         $711,000     $15,718,000     $46,000
         ----------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.
(3) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA WORLD GROWTH FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA WORLD GROWTH FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA World Growth Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
July 24, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2018

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (99.4%)

            COMMON STOCKS (99.4%)

            CONSUMER DISCRETIONARY (15.9%)
            ------------------------------
            ADVERTISING (2.0%)
   102,002  Omnicom Group, Inc.                                                                   $    7,352
 1,278,916  WPP plc                                                                                   20,954
                                                                                                  ----------
                                                                                                      28,306
                                                                                                  ----------
            APPAREL RETAIL (0.1%)
    30,203  Urban Outfitters, Inc.(a)                                                                  1,255
                                                                                                  ----------
            APPAREL, ACCESSORIES & LUXURY GOODS (4.4%)
   339,924  Burberry Group plc                                                                         9,349
   157,166  Cie Financiere Richemont S.A.                                                             14,406
     4,968  Hermes International                                                                       3,536
    97,112  LVMH Moet Hennessy Louis Vuitton SE                                                       33,724
                                                                                                  ----------
                                                                                                      61,015
                                                                                                  ----------
            AUTO PARTS & EQUIPMENT (0.6%)
    90,917  Aptiv plc                                                                                  8,865
                                                                                                  ----------
            AUTOMOTIVE RETAIL (0.5%)
    11,323  AutoZone, Inc.(a)                                                                          7,352
                                                                                                  ----------
            CABLE & SATELLITE (2.3%)
 1,026,618  Comcast Corp. "A"                                                                         32,010
                                                                                                  ----------
            CASINOS & GAMING (0.6%)
   560,000  Sands China Ltd.                                                                           3,352
    22,800  Wynn Resorts Ltd.                                                                          4,469
                                                                                                  ----------
                                                                                                       7,821
                                                                                                  ----------
            MOTORCYCLE MANUFACTURERS (0.4%)
   121,911  Harley-Davidson, Inc.                                                                      5,008
                                                                                                  ----------
            MOVIES & ENTERTAINMENT (3.0%)
   187,121  Time Warner, Inc.                                                                         17,619
   250,317  Walt Disney Co.                                                                           24,899
                                                                                                  ----------
                                                                                                      42,518
                                                                                                  ----------
            RESTAURANTS (1.7%)
   690,551  Compass Group plc                                                                         14,848

================================================================================

14  | USAA WORLD GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
   150,052  Whitbread plc                                                                         $    8,408
                                                                                                  ----------
                                                                                                      23,256
                                                                                                  ----------
            SPECIALTY STORES (0.3%)
   270,462  Sally Beauty Holdings, Inc.(a),(b)                                                         4,095
                                                                                                  ----------
            Total Consumer Discretionary                                                             221,501
                                                                                                  ----------
            CONSUMER STAPLES (17.3%)
            ------------------------
            BREWERS (2.0%)
 1,094,629  Ambev S.A.(c)                                                                              5,786
    81,700  Carlsberg A/S "B"                                                                          9,086
   133,617  Heineken N.V.                                                                             13,377
                                                                                                  ----------
                                                                                                      28,249
                                                                                                  ----------
            DISTILLERS & VINTNERS (4.1%)
   814,188  Diageo plc                                                                                29,900
   164,106  Pernod Ricard S.A.                                                                        27,568
                                                                                                  ----------
                                                                                                      57,468
                                                                                                  ----------
            HOUSEHOLD PRODUCTS (5.0%)
   222,040  Colgate-Palmolive Co.                                                                     14,009
 1,059,937  Essity AB "B"                                                                             26,922
   379,744  Reckitt Benckiser Group plc                                                               29,082
                                                                                                  ----------
                                                                                                      70,013
                                                                                                  ----------
            PACKAGED FOODS & MEATS (5.0%)
   326,607  Danone S.A.                                                                               24,967
   203,371  Kellogg Co.                                                                               13,095
   411,521  Nestle S.A.                                                                               31,056
                                                                                                  ----------
                                                                                                      69,118
                                                                                                  ----------
            PERSONAL PRODUCTS (1.2%)
 1,191,185  Coty, Inc. "A"                                                                            15,783
                                                                                                  ----------
            Total Consumer Staples                                                                   240,631
                                                                                                  ----------
            ENERGY (1.1%)
            -------------
            OIL & GAS EQUIPMENT & SERVICES (1.1%)
   106,593  National Oilwell Varco, Inc.                                                               4,415
   154,065  Schlumberger Ltd.                                                                         10,580
                                                                                                  ----------
            Total Energy                                                                              14,995
                                                                                                  ----------
            FINANCIALS (10.6%)
            ------------------
            ASSET MANAGEMENT & CUSTODY BANKS (4.9%)
   444,391  Bank of New York Mellon Corp.                                                             24,330
   277,878  Franklin Resources, Inc.                                                                   9,328
   141,107  Julius Baer Group Ltd.(a)                                                                  8,232
   280,922  State Street Corp.                                                                        27,000
                                                                                                  ----------
                                                                                                      68,890
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            CONSUMER FINANCE (1.5%)
   217,388  American Express Co.                                                                  $   21,369
                                                                                                  ----------
            DIVERSIFIED BANKS (0.9%)
   142,030  Erste Group Bank AG(a),(c)                                                                 5,880
   729,224  Grupo Financiero Banorte SAB de CV                                                         3,863
   503,100  Kasikornbank PCL                                                                           3,067
                                                                                                  ----------
                                                                                                      12,810
                                                                                                  ----------
            DIVERSIFIED CAPITAL MARKETS (1.2%)
 1,097,520  UBS Group AG(a)                                                                           16,536
                                                                                                  ----------
            FINANCIAL EXCHANGES & DATA (0.4%)
    45,416  Deutsche Boerse AG                                                                         6,074
                                                                                                  ----------
            INSURANCE BROKERS (0.7%)
    65,751  Aon plc                                                                                    9,197
                                                                                                  ----------
            INVESTMENT BANKING & BROKERAGE (1.0%)
    58,790  Goldman Sachs Group, Inc.                                                                 13,280
                                                                                                  ----------
            Total Financials                                                                         148,156
                                                                                                  ----------
            HEALTH CARE (19.2%)
            -------------------
            HEALTH CARE EQUIPMENT (8.4%)
   313,488  Abbott Laboratories                                                                       19,289
   429,798  Medtronic plc                                                                             37,100
    29,291  Sonova Holding AG                                                                          5,112
   178,194  Stryker Corp.                                                                             31,009
   222,809  Zimmer Biomet Holdings, Inc.                                                              24,846
                                                                                                  ----------
                                                                                                     117,356
                                                                                                  ----------
            HEALTH CARE SUPPLIES (1.7%)
    67,275  Cooper Cos., Inc.                                                                         15,225
   150,800  Hoya Corp.                                                                                 8,973
                                                                                                  ----------
                                                                                                      24,198
                                                                                                  ----------
            LIFE SCIENCES TOOLS & SERVICES (3.8%)
   198,780  Thermo Fisher Scientific, Inc.                                                            41,400
    61,453  Waters Corp.(a)                                                                           11,837
                                                                                                  ----------
                                                                                                      53,237
                                                                                                  ----------
            PHARMACEUTICALS (5.3%)
   318,681  Bayer AG                                                                                  37,948
    42,438  Johnson & Johnson                                                                          5,076
   108,857  Merck KGaA                                                                                11,115
    91,394  Roche Holding AG                                                                          19,571
                                                                                                  ----------
                                                                                                      73,710
                                                                                                  ----------
            Total Health Care                                                                        268,501
                                                                                                  ----------

================================================================================

16  | USAA WORLD GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            INDUSTRIALS (17.0%)
            -------------------
            AEROSPACE & DEFENSE (1.9%)
    60,246  MTU Aero Engines AG                                                                   $   11,388
   118,657  United Technologies Corp.                                                                 14,811
                                                                                                  ----------
                                                                                                      26,199
                                                                                                  ----------
            AGRICULTURAL & FARM MACHINERY (1.0%)
   816,400  Kubota Corp.                                                                              13,756
                                                                                                  ----------
            AIR FREIGHT & LOGISTICS (1.8%)
   214,571  United Parcel Service, Inc. "B"                                                           24,916
                                                                                                  ----------
            AIRPORT SERVICES (1.0%)
    74,199  Aena SME S.A.                                                                             14,252
                                                                                                  ----------
            ELECTRICAL COMPONENTS & EQUIPMENT (2.3%)
   161,789  Legrand S.A.                                                                              12,207
   239,047  Schneider Electric SE                                                                     20,619
                                                                                                  ----------
                                                                                                      32,826
                                                                                                  ----------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.6%)
   130,588  Adecco Group AG                                                                            7,833
                                                                                                  ----------
            INDUSTRIAL CONGLOMERATES (4.0%)
   110,053  3M Co.                                                                                    21,706
   234,225  Honeywell International, Inc.                                                             34,644
                                                                                                  ----------
                                                                                                      56,350
                                                                                                  ----------
            RAILROADS (3.7%)
   340,497  Canadian National Railway Co.                                                             28,425
   214,440  Kansas City Southern                                                                      22,977
                                                                                                  ----------
                                                                                                      51,402
                                                                                                  ----------
            TRADING COMPANIES & DISTRIBUTORS (0.7%)
   104,946  Brenntag AG                                                                                6,054
    62,325  NOW, Inc.(a)                                                                                 876
     7,286  WW Grainger, Inc.                                                                          2,251
                                                                                                  ----------
                                                                                                       9,181
                                                                                                  ----------
            Total Industrials                                                                        236,715
                                                                                                  ----------
            INFORMATION TECHNOLOGY (13.3%)
            ------------------------------
            COMMUNICATIONS EQUIPMENT (0.8%)
   269,701  Cisco Systems, Inc.                                                                       11,519
                                                                                                  ----------
            DATA PROCESSING & OUTSOURCED SERVICES (3.4%)
   100,887  PayPal Holdings, Inc.(a)                                                                   8,280
   300,034  Visa, Inc. "A"(b)                                                                         39,220
                                                                                                  ----------
                                                                                                      47,500
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            ELECTRONIC COMPONENTS (0.5%)
    86,320  Amphenol Corp. "A"                                                                    $    7,504
                                                                                                  ----------
            INTERNET SOFTWARE & SERVICES (0.9%)
   321,181  eBay, Inc.(a)                                                                             12,115
                                                                                                  ----------
            IT CONSULTING & OTHER SERVICES (3.5%)
   223,333  Accenture plc "A"                                                                         34,782
   184,603  Cognizant Technology Solutions Corp. "A"                                                  13,910
                                                                                                  ----------
                                                                                                      48,692
                                                                                                  ----------
            SEMICONDUCTORS (0.5%)
    71,184  Microchip Technology, Inc.                                                                 6,932
                                                                                                  ----------
            SYSTEMS SOFTWARE (2.7%)
   171,869  Check Point Software Technologies Ltd.(a)                                                 16,733
   441,125  Oracle Corp.                                                                              20,609
                                                                                                  ----------
                                                                                                      37,342
                                                                                                  ----------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.0%)
   291,100  Samsung Electronics Co. Ltd.                                                              13,691
                                                                                                  ----------
            Total Information Technology                                                             185,295
                                                                                                  ----------
            MATERIALS (5.0%)
            ----------------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.8%)
    93,347  Monsanto Co.                                                                              11,898
                                                                                                  ----------
            INDUSTRIAL GASES (2.8%)
   113,068  Air Liquide S.A.(b)                                                                       13,932
    83,326  Linde AG                                                                                  19,093
    37,961  Praxair, Inc.                                                                              5,932
                                                                                                  ----------
                                                                                                      38,957
                                                                                                  ----------
            SPECIALTY CHEMICALS (1.4%)
   220,274  Akzo Nobel N.V.                                                                           19,339
                                                                                                  ----------
            Total Materials                                                                           70,194
                                                                                                  ----------
            Total Common Stocks (cost: $840,133)                                                   1,385,988
                                                                                                  ----------
            Total Equity Securities (cost: $840,133)                                               1,385,988
                                                                                                  ----------

            MONEY MARKET INSTRUMENTS (0.4%)

            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.4%)
 4,813,039  State Street Institutional Treasury Money Market Fund
              Premier Class, 1.66%(d) (cost: $4,813)                                                   4,813
                                                                                                  ----------

================================================================================

18  | USAA WORLD GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS PURCHASED WITH CASH
            COLLATERAL FROM SECURITIES LOANED (1.3%)

            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.3%)
    24,265  Federated Government Obligations Fund Institutional Class, 1.61%(d)                   $       24
   630,515  Fidelity Government Portfolio Class I, 1.64%(d)                                              630
11,533,638  Goldman Sachs Financial Square Government Fund
              Institutional Class, 1.65%(d)                                                           11,534
    16,093  HSBC U.S. Government Money Market Fund Institutional Class, 1.65%(d)                          16
 3,782,918  Invesco Government & Agency Portfolio Institutional Class, 1.64%(d)                        3,783
 2,187,007  Western Asset Institutional Government Reserve Institutional Class, 1.64%(d)               2,187
                                                                                                  ----------
            Total Short-Term Investments Purchased with Cash Collateral from
              Securities Loaned (cost: $18,174)                                                       18,174
                                                                                                  ----------

            TOTAL INVESTMENTS (COST: $863,120)                                                    $1,408,975
                                                                                                  ==========

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1             LEVEL 2            LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                           $1,374,322             $11,666                 $-       $1,385,988
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                         4,813                   -                  -            4,813
Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                        18,174                   -                  -           18,174
------------------------------------------------------------------------------------------------------------
Total                                     $1,397,309             $11,666                 $-       $1,408,975
------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2017, through May 31, 2018, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------
For the period of June 1, 2017, through May 31, 2018, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                        TRANSFERS INTO             TRANSFERS INTO             TRANSFERS INTO
                                              (OUT OF)                   (OUT OF)                   (OUT OF)
ASSETS ($ IN 000s)                             LEVEL 1                    LEVEL 2                    LEVEL 3
------------------------------------------------------------------------------------------------------------
Common Stocks(I)                             $(12,507)                    $12,507                         $-
------------------------------------------------------------------------------------------------------------
Total                                        $(12,507)                    $12,507                         $-
------------------------------------------------------------------------------------------------------------

(I)Transferred from Level 1 to Level 2 due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets.

================================================================================

20  | USAA WORLD GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2018

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 45.2% of net assets at May 31, 2018.

o  SPECIFIC NOTES

   (a) Non-income-producing security.

   (b) The security, or a portion thereof, was out on loan as of May 31, 2018.

   (c) Securities with a value of $11,666,000, which represented 0.8% of the Fund's net assets, were classified as Level 2 at May 31, 2018, due to the prices being adjusted to take into account significant market movements following the close of local trading.

   (d) Rate represents the money market fund annualized seven-day yield at May 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $55,957) (cost of $863,120)                                           $1,408,975
   Receivables:
      Capital shares sold                                                                                371
      USAA Asset Management Company (Note 7)                                                               6
      USAA Transfer Agency Company (Note 7)                                                                2
      Dividends and interest                                                                           4,242
      Securities sold                                                                                    446
      Other                                                                                               58
                                                                                                  ----------
         Total assets                                                                              1,414,100
                                                                                                  ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                                18,174
      Capital shares redeemed                                                                            610
   Accrued management fees                                                                               899
   Accrued transfer agent's fees                                                                          58
   Other accrued expenses and payables                                                                   238
                                                                                                  ----------
         Total liabilities                                                                            19,979
                                                                                                  ----------
            Net assets applicable to capital shares outstanding                                   $1,394,121
                                                                                                  ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                $  809,846
   Accumulated undistributed net investment income                                                     8,630
   Accumulated net realized gain on investments                                                       29,868
   Net unrealized appreciation of investments                                                        545,855
   Net unrealized depreciation of foreign capital gains tax                                              (66)
   Net unrealized depreciation of foreign currency translations                                          (12)
                                                                                                  ----------
            Net assets applicable to capital shares outstanding                                   $1,394,121
                                                                                                  ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,353,880/42,547 capital
         shares outstanding, no par value)                                                        $    31.82
                                                                                                  ==========
      Institutional Shares (net assets of $30,127/949 capital
         shares outstanding, no par value)                                                        $    31.75
                                                                                                  ==========
      Adviser Shares (net assets of $10,114/317 capital
         shares outstanding, no par value)                                                        $    31.86
                                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

22  | USAA WORLD GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,756)                                              $ 28,994
   Interest                                                                                              103
   Securities lending (net)                                                                              206
                                                                                                    --------
      Total income                                                                                    29,303
                                                                                                    --------
EXPENSES
   Management fees                                                                                    10,683
   Administration and servicing fees:
      Fund Shares                                                                                      2,060
      Institutional Shares                                                                                22
      Adviser Shares                                                                                      21
   Transfer agent's fees:
      Fund Shares                                                                                      2,035
      Institutional Shares                                                                                22
      Adviser Shares                                                                                      15
   Distribution and service fees (Note 7):
      Adviser Shares                                                                                      35
   Custody and accounting fees:
      Fund Shares                                                                                        247
      Institutional Shares                                                                                 3
      Adviser Shares                                                                                       2
   Postage:
      Fund Shares                                                                                         92
      Institutional Shares                                                                                 1
      Adviser Shares                                                                                       1
   Shareholder reporting fees:
      Fund Shares                                                                                         66
   Trustees' fees                                                                                         34
   Registration fees:
      Fund Shares                                                                                         31
      Institutional Shares                                                                                24
      Adviser Shares                                                                                      17
   Professional fees                                                                                     122
   Other                                                                                                  27
                                                                                                    --------
         Total expenses                                                                               15,560

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

   Expenses reimbursed:
      Adviser Shares                                                                                $     (6)
                                                                                                    --------
         Net expenses                                                                                 15,554
                                                                                                    --------
NET INVESTMENT INCOME                                                                                 13,749
                                                                                                    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments (net of foreign taxes withheld of $3)                                               58,464
      Foreign currency transactions                                                                      (23)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                     17,949
      Foreign capital gains tax                                                                          (21)
      Foreign currency translations                                                                      (43)
                                                                                                    --------
         Net realized and unrealized gain                                                             76,326
                                                                                                    --------
   Increase in net assets resulting from operations                                                 $ 90,075
                                                                                                    --------

See accompanying notes to financial statements.

================================================================================

24  | USAA WORLD GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------------------

                                                                                           2018         2017
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                             $   13,749   $    8,722
   Net realized gain on investments                                                      58,464       30,993
   Net realized loss on foreign currency transactions                                       (23)        (112)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                        17,949      165,425
      Foreign capital gains tax                                                             (21)         (45)
      Foreign currency translations                                                         (43)          92
                                                                                     -----------------------
      Increase in net assets resulting from operations                                   90,075      205,075
                                                                                     -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                       (10,111)      (8,757)
      Institutional Shares                                                                 (244)         (40)
      Adviser Shares                                                                          -          (84)
                                                                                     -----------------------
         Total distributions of net investment income                                   (10,355)      (8,881)
                                                                                     -----------------------
   Net realized gains:
      Fund Shares                                                                       (49,677)     (23,893)
      Institutional Shares                                                                 (971)        (125)
      Adviser Shares                                                                       (372)        (344)
                                                                                     -----------------------
         Total distributions of net realized gains                                      (51,020)     (24,362)
                                                                                     -----------------------
   Distributions to shareholders                                                        (61,375)     (33,243)
                                                                                     -----------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                            6,339       (6,270)
   Institutional Shares                                                                  23,424          781
   Adviser Shares                                                                       (10,300)         657
                                                                                     -----------------------
      Total net increase (decrease) in net assets from capital
         share transactions                                                              19,463       (4,832)
                                                                                     -----------------------
   Capital contribution from USAA Transfer Agency
   Company (Note 7)
      Fund Shares                                                                             2            -
                                                                                     -----------------------
   Net increase in net assets                                                            48,165      167,000

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NET ASSETS
   Beginning of year                                                                 $1,345,956   $1,178,956
                                                                                     -----------------------
   End of year                                                                       $1,394,121   $1,345,956
                                                                                     =======================
Accumulated undistributed net investment income:
   End of year                                                                       $    8,630   $    5,883
                                                                                     =======================

See accompanying notes to financial statements.

================================================================================

26  | USAA WORLD GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA World Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: World Growth Fund Shares (Fund Shares), World Growth Fund Institutional Shares (Institutional Shares), and World Growth Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which

================================================================================

28  | USAA WORLD GROWTH FUND

================================================================================

      they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

   3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   5. Repurchase agreements are valued at cost.

   6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is

================================================================================

30  | USAA WORLD GROWTH FUND

================================================================================

   based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   For the year ended May 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized

================================================================================

32  | USAA WORLD GROWTH FUND

================================================================================

   foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2018, there were no custodian and other bank credits.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2018, the Adviser Shares charged redemption fees of $1,000. Effective October 1, 2017, the Adviser Shares no longer charge redemption fees.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended May 31, 2018, the Fund paid CAPCO facility fees of $11,000, which represents 1.7% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend, foreign capital gain tax reclass, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized on investments by $647,000. These reclassifications had no effect on net assets.

================================================================================

34  | USAA WORLD GROWTH FUND

================================================================================

The tax character of distributions paid during the years ended May 31, 2018, and 2017, was as follows:

                                                 2018                    2017
                                             -----------------------------------
Ordinary income*                             $13,378,000             $ 9,281,000
Long-term realized capital gain               47,997,000              23,962,000
                                             -----------             -----------
Total distributions paid                     $61,375,000             $33,243,000
                                             ===========             ===========

As of May 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $ 10,345,000
Undistributed long-term capital gains                                 29,414,000
Unrealized appreciation of investments                               544,516,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At May 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                                NET
                                                    GROSS               GROSS               UNREALIZED
                                                 UNREALIZED           UNREALIZED           APPRECIATION/
FUND                       TAX COST             APPRECIATION         DEPRECIATION         (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
USAA World
  Growth Fund            $864,381,000           572,532,000           $(27,937,000)          544,595,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2018, were $142,555,000 and $168,820,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                     NON-CASH COLLATERAL               CASH COLLATERAL
----------------------------------------------------------------------------------
   $55,957,000                      $39,592,000                      $18,174,000

================================================================================

36  | USAA WORLD GROWTH FUND

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 YEAR ENDED                  YEAR ENDED
                                                MAY 31, 2018                MAY 31, 2017
--------------------------------------------------------------------------------------------
                                             SHARES        AMOUNT       SHARES        AMOUNT
                                             -----------------------------------------------
FUND SHARES:
Shares sold                                   3,664     $ 118,239        5,012     $ 141,576
Shares issued from reinvested dividends       1,846        59,037        1,177        32,291
Shares redeemed                              (5,300)     (170,937)      (6,400)     (180,137)
                                             -----------------------------------------------
Net increase (decrease) from capital
  share transactions                            210     $   6,339         (211)    $  (6,270)
                                             ===============================================
INSTITUTIONAL SHARES:
Shares sold                                     739     $  23,785           44     $   1,210
Shares issued from reinvested dividends          30           958            1            34
Shares redeemed                                 (41)       (1,319)         (17)         (463)
                                             -----------------------------------------------
Net increase from capital
  share transactions                            728     $  23,424           28     $     781
                                             ===============================================
ADVISER SHARES:
Shares sold                                      45     $   1,434           79     $   2,207
Shares issued from reinvested dividends           3           109            7           178
Shares redeemed*                               (366)      (11,843)         (62)       (1,728)
                                             -----------------------------------------------
Net increase (decrease) from capital
  share transactions                           (318)    $ (10,300)          24     $     657
                                             ===============================================

*Net of redemption fees, if any.

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Global Funds Index. For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

        OVER/UNDER PERFORMANCE
        RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
        (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
        -------------------------------------------------------------------
        +/- 100 to 400                               +/- 4
        +/- 401 to 700                               +/- 5
        +/- 701 and greater                          +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The

================================================================================

38  | USAA WORLD GROWTH FUND

================================================================================

resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended May 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $10,683,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $118,000 and less than $500, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.01% and less than 0.01%. For the year ended May 31, 2018, the Adviser Shares did not incur any performance adjustment.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with MFS Investment Management (MFS), under which MFS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average net assets in the USAA World Growth Fund and the USAA International Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% on assets over $2 billion and up to $3 billion, and 0.25% on assets over $3 billion. For the year ended May 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $4,232,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,060,000, $22,000, and $21,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2018, the Fund reimbursed the Manager $19,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2018, to limit the total annual operating expenses of the Institutional Shares and Adviser Shares to 1.10% and 1.35%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Effective October 1, 2017, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.35% of the Adviser Shares' average net assets. For the year ended May 31, 2018, the Adviser Shares incurred reimbursable expenses of $6,000, respectively, of which $6,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,035,000, $22,000, and $15,000, respectively. Additionally, the Institutional Shares recorded a capital contribution and a receivable from SAS of $2,000 at May 31, 2018, for adjustments related to corrections to certain shareholder transactions.

================================================================================

40  | USAA WORLD GROWTH FUND

================================================================================

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $35,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2018, USAA and its affiliates owned 173,000 Institutional Shares and 162,000 Adviser Shares, which represents 18.2% of the Institutional Shares outstanding, 51.1% of the Adviser Shares outstanding, and 0.8% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

================================================================================

42  | USAA WORLD GROWTH FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED MAY 31,
                                     --------------------------------------------------------------------------
                                           2018            2017            2016            2015            2014
                                     --------------------------------------------------------------------------
Net asset value at beginning
  of period                          $    31.16      $    27.20      $    28.69      $    28.00      $    24.24
                                     --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .30             .19             .21             .24             .20
  Net realized and
    unrealized gain (loss)                 1.78            4.55            (.95)           1.16            4.19
                                     --------------------------------------------------------------------------
Total from investment
  operations                               2.08            4.74            (.74)           1.40            4.39
                                     --------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.23)           (.21)           (.19)           (.28)           (.19)
  Realized capital gains                  (1.19)           (.57)           (.56)           (.43)           (.44)
                                     --------------------------------------------------------------------------
Total distributions                       (1.42)           (.78)           (.75)           (.71)           (.63)
                                     --------------------------------------------------------------------------
Net asset value at end
  of period                          $    31.82      $    31.16      $    27.20      $    28.69      $    28.00
                                     ==========================================================================
Total return (%)*                          6.68           17.81           (2.49)           5.10           18.24
Net assets at end of
  period (000)                       $1,353,880      $1,319,357      $1,157,148      $1,208,909      $1,128,586
Ratios to average
  net assets:**
  Expenses (%)(b)                          1.10            1.13            1.17            1.17            1.19(a)
  Net investment income (%)                 .98             .72             .81             .91             .75
Portfolio turnover (%)                       10              12              10               9               9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $1,373,474,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  43

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                         PERIOD ENDED
                                                    YEAR ENDED MAY 31,                      MAY 31,
                                            ---------------------------------------------------------
                                               2018                    2017                   2016***
                                            ---------------------------------------------------------
Net asset value at beginning
  of period                                 $ 31.14                  $27.14                    $28.83
                                            ---------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                         .29                     .20                       .24
  Net realized and
    unrealized gain (loss)                     1.80                    4.55                     (1.11)
                                            ---------------------------------------------------------
Total from investment operations               2.09                    4.75                      (.87)
                                            ---------------------------------------------------------
Less distributions from:
  Net investment income                        (.29)                   (.18)                     (.26)
  Realized capital gains                      (1.19)                   (.57)                     (.56)
                                            ---------------------------------------------------------
Total distributions                           (1.48)                   (.75)                     (.82)
                                            ---------------------------------------------------------
Net asset value at end of period            $ 31.75                  $31.14                    $27.14
                                            =========================================================
Total return (%)*                              6.70                   17.89                     (2.92)
Net assets at end of period (000)           $30,127                  $6,877                    $5,228
Ratios to average net assets:**
  Expenses (%)(b)                              1.10                    1.09                      1.10(a)
  Expenses, excluding
    reimbursements (%)(b)                      1.10                    1.37                      1.54(a)
  Net investment income (%)                    1.19                     .78                      1.11(a)
Portfolio turnover (%)                           10                      12                        10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $21,734,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Does not include acquired fund fees, if any.

================================================================================

44  | USAA WORLD GROWTH FUND

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MAY 31,
                                     -------------------------------------------------------------------
                                        2018            2017           2016          2015           2014
                                     -------------------------------------------------------------------
Net asset value at beginning
  of period                          $ 31.07         $ 27.13        $ 28.55       $ 27.90        $ 24.17
                                     -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .18(a)          .12            .14           .19            .18
  Net realized and
    unrealized gain (loss)              1.80(a)         4.53           (.93)         1.13           4.16
                                     -------------------------------------------------------------------
Total from investment operations        1.98(a)         4.65           (.79)         1.32           4.34
                                     -------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.00)(b)        (.14)          (.07)         (.24)          (.17)
  Realized capital gains               (1.19)           (.57)          (.56)         (.43)          (.44)
                                     -------------------------------------------------------------------
Total distributions                    (1.19)           (.71)          (.63)         (.67)          (.61)
Redemption fees added to
  beneficial interests                   .00(b)          .00(b)         .00(b)        .00(b)           -
                                     -------------------------------------------------------------------
Net asset value at end of
  period                             $ 31.86         $ 31.07        $ 27.13       $ 28.55        $ 27.90
                                     ===================================================================
Total return (%)*                       6.36           17.50          (2.72)         4.84          18.08
Net assets at end of
  period (000)                       $10,114         $19,722        $16,580       $26,797        $21,583
Ratios to average net assets:**
  Expenses (%)(f)                       1.39(e)         1.42           1.42          1.38(d)        1.35(c)
  Expenses, excluding
    reimbursements (%)(f)               1.43(e)         1.42           1.42          1.38           1.35(c)
  Net investment income (%)              .57             .45            .49           .72            .64
Portfolio turnover (%)                    10              12             10             9              9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2018, average net assets were $13,832,000.
(a) Calculated using average shares. For the year ended May 31, 2018, average shares were 434,000.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d) Prior to October 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.60% of the Adviser Shares' average net assets.
(e) Effective October 1, 2017, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.35% of the Adviser Shares' average net assets.
(f) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  45

================================================================================

EXPENSE EXAMPLE

May 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2017, through May 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

46  | USAA WORLD GROWTH FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                       BEGINNING                ENDING               DURING PERIOD*
                                     ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2017 -
                                    DECEMBER 1, 2017         MAY 31, 2018             MAY 31, 2018
                                    -----------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00               $1,000.00                $5.44

Hypothetical
  (5% return before expenses)            1,000.00                1,019.50                 5.49

INSTITUTIONAL SHARES
Actual                                   1,000.00                1,000.20                 5.49

Hypothetical
  (5% return before expenses)            1,000.00                1,019.45                 5.54

ADVISER SHARES
Actual                                   1,000.00                  998.70                 6.73

Hypothetical
  (5% return before expenses)            1,000.00                 1,018.2                 6.79

*Expenses are equal to the annualized expense ratio of 1.09% for Fund Shares, 1.10% for Institutional Shares, and 1.35% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.00% for Fund Shares, 0.02% for Institutional Shares, and (0.13%) for Adviser Shares for the six-month period of December 1, 2017, through May 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and MFS Investment Management (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

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48  | USAA WORLD GROWTH FUND
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The Board considered the Advisory Agreement and the Subadvisory Agreement
separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these

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                                                     ADVISORY AGREEMENT(S) |  49
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services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the

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50  | USAA WORLD GROWTH FUND
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Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group"), and (ii) a larger group of investment companies that includes all front-end load and no-load retail open end investment companies with similar investment classifications/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was equal to the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement relating to the Fund are paid by the Manager.

The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five-, and ten-year

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                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

periods ended December 31, 2017, and was below its Lipper index for the one-year period ended December 31, 2017, and was above its Lipper index for the three-, five- and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 40% its performance universe for the one-year period ended December 31, 2017, was in the top 30% of its performance universe for the three-year period ended December 31, 2017, was in the top 20% of its performance universe for the five-year period ended December 31, 2017, and was in the top 10% of its performance universe for the ten-year period ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its

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52  | USAA WORLD GROWTH FUND
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performance and fees, noting that if the Fund's assets increase over time, the
Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on their conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

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                                                     ADVISORY AGREEMENT(S) |  53

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NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The
Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered,

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54  | USAA WORLD GROWTH FUND
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among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2017, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

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                                                     ADVISORY AGREEMENT(S) |  55

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

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56  | USAA WORLD GROWTH FUND

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If you would like more information about the funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors,
Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

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NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

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58  | USAA WORLD GROWTH FUND

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DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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60  | USAA WORLD GROWTH FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.

   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

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62  | USAA WORLD GROWTH FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

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ITEM 2. CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 51 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
May 31, 2018 and 2017 were $445,300 and $439,547, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related Services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2018 and 2017 were $73,563 and $71,420, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service, foreign tax compliance, tax consulting services, and foreign tax reclaim filings for fiscal years ended May 31, 2018 and 2017 were $56,253 and $135,059, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2018 and 2017.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO), and the Funds' transfer agent, SAS, for May 31, 2018 and 2017 were $205,726 and $280,939, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2018 and 2017 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

ITEM 11. CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Trust's internal controls over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
         - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

Approved and adopted by the Investment Code of Ethics Committee:
August 24, 2015

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015

Approved and adopted by the Investment Code of Ethics Committee:
September 9, 2016

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 21, 2016

Approved and adopted by the Investment Code of Ethics Committee:
August 22, 2017:

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust and USAA ETF Trust: September 22, 2017:

                                   APPENDIX A
                                COVERED OFFICERS


PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
































SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2018

By:*     /s/ Kristen Millan
         --------------------------------------------------------------
         Signature and Title:  Kristen Millan, Assistant Secretary

Date:     07/18/2018
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     07/19/2018
         ------------------------------


By:*     /s/ James K. De Vries
         -----------------------------------------------------
         Signature and Title:  James K. De Vries, Treasurer

Date:     07/19/2018
         -----------------------------

*Print the name and title of each signing officer under his or her signature.